UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2010 through June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2011

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises. “

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell

Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy—including strong corporate balance sheets and valuations—present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks still finished with gains.

U.S. stocks, as measured by the S&P 500 Index, returned 30.69% for the twelve months ended June 30, 2011. The Russell 2000 Index, which is comprised of U.S. small-cap stocks, returned 37.41% for the twelve months ended June 30, 2011, while the Russell 2000 Growth Index and the Russell 2000 Value Index returned 43.50% and 31.35%, respectively.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	46.48%
Russell 2000 Growth Index	43.50%

Net Assets as of 6/30/2011 (In Thousands)	$376,374

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the technology, producer durables and health care sectors contributed to relative performance, while the Fund’s stock selection in the energy, materials and processing and consumer discretionary sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in NetSuite, Inc., Fortinet, Inc. and BroadSoft, Inc. Shares of NetSuite, Inc., a software and programming company, benefited from investor enthusiasm surrounding the company’s participation in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand). Network security provider Fortinet, Inc. posted better-than-expected quarterly results, helped by increased demand for its unified threat management software. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong first-quarter earnings due to higher demand for its communications applications.

Individual detractors from relative performance included the Fund’s positions in OfficeMax, Inc., Petroleum Development Corp. and MedAssets, Inc. Shares of office supplies retailer OfficeMax, Inc. declined after the company reported disappointing quarterly profits, as corporate customers spent less on office supplies and fewer shoppers visited its stores. Shares of Petroleum Development Corp. declined as many investors were disappointed by the lack of production from the company’s oil well in the Niobrara shale oil formation (a shale rock formation located in Northeast Colorado, Northwest Kansas, Southwest Nebraska and Southeast Wyoming). Shares of MedAssets, Inc., which provides technology-enabled products and services to hospitals, declined after the company reported a fourth-quarter loss compared to a profit in the same period a year ago.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the materials and processing sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HEICO Corp.	1.8%
2.	Old Dominion Freight Line, Inc.	1.6
3.	Healthspring, Inc.	1.4
4.	Taleo Corp., Class A	1.4
5.	EnerSys	1.3
6.	Middleby Corp.	1.3
7.	Avis Budget Group, Inc.	1.3
8.	Omnicell, Inc.	1.3
9.	Insulet Corp.	1.3
10.	Wabtec Corp.	1.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.2%
Industrials	22.0
Health Care	20.4
Consumer Discretionary	16.5
Financials	6.6
Energy	6.2
Short-Term Investments	2.3
Materials	1.5
Others (each less than 1.0%)	1.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		46.48%	4.85%	4.74%
With Sales Charge*		38.83	3.73	4.18
CLASS B SHARES	5/19/97
Without CDSC		45.67	4.24	4.24
With CDSC**		40.67	3.90	4.24
CLASS C SHARES	1/7/98
Without CDSC		45.59	4.23	4.11
With CDSC***		44.59	4.23	4.11
SELECT CLASS SHARES	4/5/99	46.91	5.25	5.15

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	38.37%
Russell 2000 Index	37.41%

Net Assets as of 6/30/2011 (In Thousands)	$549,530

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer cyclical and finance sectors contributed to relative performance, while the Fund’s stock selection in the health services and systems and systems hardware sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Tempur-Pedic International, Inc., a mattress manufacturer, and Cash America International, Inc., a financial services provider. Shares of Tempur-Pedic International, Inc. increased after the company reported strong first-quarter results, boosted by better-than-expected mattress sales. Shares of Cash America International, Inc. increased after the company announced better-than-expected first-quarter earnings due to strong loan demand.

Individual detractors from relative performance included the Fund’s positions in THQ, Inc. and Gentiva Health Services, Inc. Shares of THQ, Inc., a developer and publisher of video games, declined on investors’ concerns about the quality of its recent games as well as disappointing sell through (the percentage of video games shipped that are actually sold to consumers). Shares of Gentiva Health Services, Inc., a provider of home health services, declined on investors’ concerns about regulatory changes and potential cuts to home health services as part of federal deficit reduction discussions.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employed a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of, in their view, attractively priced stocks with strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	GT Solar International, Inc.	1.0%
2.	Cash America International, Inc.	1.0
3.	Portland General Electric Co.	0.9
4.	Dillard’s, Inc., Class A	0.8
5.	Kulicke & Soffa Industries, Inc.	0.8
6.	Tempur-Pedic International, Inc.	0.8
7.	JDA Software Group, Inc.	0.8
8.	World Acceptance Corp.	0.8
9.	Healthspring, Inc.	0.8
10.	Triumph Group, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.1%
Information Technology	13.7
Consumer Discretionary	12.7
Industrials	11.7
Health Care	10.2
Energy	5.1
Materials	4.9
Utilities	2.9
Consumer Staples	2.1
Telecommunication Services	1.5
U.S. Treasury Obligation	0.4
Short-Term Investment	17.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
Select Class Shares	1/1/97	38.37%	7.43%	3.30%	9.78%

TEN YEAR PERFORMANCE (6/30/01 - 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the

Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	37.77%
Russell 2000 Index	37.41%

Net Assets as of 6/30/2011 (In Thousands)	$2,524,593

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and producer durables sectors contributed to relative performance, while the Fund’s stock selection and underweight in the energy sector and stock selection in the materials and processing sector detracted from relative performance.

Individual contributors included the Fund’s position in Coventry Health Care, Inc., NetSuite, Inc. and Penn National Gaming, Inc. Shares of Coventry Health Care, Inc. increased after the company reported better-than-expected first-quarter earnings. Shares of NetSuite, Inc., a software and programming company, benefited from investor enthusiasm surrounding the company’s participation in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand). Casino and gaming company Penn National Gaming, Inc. reported strong revenue, benefiting from a series of accretive acquisitions.

Among individual detractors, shares of PharMerica Corp., an institutional pharmacy services company, declined on uncertainty surrounding federal health care reform. The Fund’s underweight positions in technology companies Riverbed Technology, Inc. and TIBCO Software, Inc. also detracted from relative performance, as both of these stocks were strong performers in the Benchmark during the reporting period. Shares of Riverbed Technology, Inc. increased after the company increased its expectations for first-quarter earnings. Shares of TIBCO Software, Inc. benefited from the company’s strong sales and profit growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

As a result of this process, the Fund’s largest overweight versus the Benchmark during the reporting period was in the materials and processing sector, while the Fund’s largest underweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Silgan Holdings, Inc.	2.6%
2.	Coventry Health Care, Inc.	2.6
3.	Jarden Corp.	2.5
4.	ProAssurance Corp.	2.4
5.	Waste Connections, Inc.	2.2
6.	Penn National Gaming, Inc.	2.1
7.	TransDigm Group, Inc.	2.1
8.	Papa John’s International, Inc.	1.9
9.	Aptargroup, Inc.	1.9
10.	Patterson-UTI Energy, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.0%
Financials	20.8
Industrials	15.1
Information Technology	10.8
Health Care	10.7
Materials	9.0
Energy	5.8
Utilities	2.6
Consumer Staples	1.1
Telecommunication Services	0.9
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		37.77%	8.36%	9.79%
With Sales Charge*		30.52	7.19	9.20
CLASS B SHARES	3/28/95
Without CDSC		37.10	7.81	9.26
With CDSC**		32.10	7.52	9.26
CLASS C SHARES	2/19/05
Without CDSC		37.13	7.82	9.14
With CDSC***		36.13	7.82	9.14
CLASS R2 SHARES	11/3/08	37.41	8.21	9.72
CLASS R5 SHARES	5/15/06	38.46	8.90	10.35
SELECT CLASS SHARES	5/7/96	38.16	8.68	10.24

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	46.98%
Russell 2000 Growth Index	43.50%

Net Assets as of 6/30/2011 (In Thousands)	$745,480

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the technology, producer durables and health care sectors contributed to relative performance, while the Fund’s stock selection in the energy, materials and processing and consumer discretionary sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in NetSuite, Inc., Fortinet, Inc. and BroadSoft, Inc. NetSuite, Inc., a software and programming company, benefited from investor enthusiasm surrounding the company’s participation in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand). Network security provider Fortinet, Inc. posted better-than-expected quarterly results, helped by increased demand for its unified threat management software. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications.

Individual detractors from relative performance included the Fund’s positions in OfficeMax, Inc., Petroleum Development Corp. and MedAssets, Inc. Shares of office supplies retailer OfficeMax, Inc. declined after the company reported disappointing quarterly profits, as corporate customers spent less on office supplies and fewer shoppers visited its stores. Shares of Petroleum Development Corp. declined as many investors were disappointed by the lack of production from the company’s oil well in the Niobrara shale oil formation (a shale rock formation located in Northeast Colorado, Northwest Kansas, Southwest Nebraska and Southeast Wyoming). Shares of MedAssets, Inc., which provides technology-enabled products and services to hospitals, declined after the company reported a fourth-quarter loss compared to a profit in the same period a year ago.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the materials and processing sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HEICO Corp.	1.8%
2.	Old Dominion Freight Line, Inc.	1.6
3.	Healthspring, Inc.	1.4
4.	Taleo Corp., Class A	1.4
5.	EnerSys	1.3
6.	Middleby Corp.	1.3
7.	Avis Budget Group, Inc.	1.3
8.	Omnicell, Inc.	1.3
9.	Insulet Corp.	1.3
10.	Wabtec Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.5%
Industrials	22.2
Health Care	20.6
Consumer Discretionary	16.7
Financials	6.6
Energy	6.3
Materials	1.5
Others (each less than 1.0%)	1.4
Short-Term Investments	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		46.98%	6.74%	6.99%
With Sales Charge*		39.24	5.59	6.41
CLASS B SHARES	9/12/94
Without CDSC		46.14	6.08	6.39
With CDSC**		41.14	5.76	6.39
CLASS C SHARES	11/4/97
Without CDSC		46.16	6.12	6.30
With CDSC***		45.16	6.12	6.30
CLASS R2 SHARES	11/3/08	46.55	6.47	6.24
CLASS R6 SHARES	11/30/10	47.54	7.16	7.35
INSTITUTIONAL CLASS SHARES	2/19/05	47.42	7.14	7.34
SELECT CLASS SHARES	3/26/96	47.28	6.98	7.25

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	31.86%
Russell 2000 Value Index	31.35%

Net Assets as of 6/30/2011 (In Thousands)	$572,377

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the retail and software and services sectors contributed to relative performance, while the Fund’s stock selection in the insurance and basic materials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Dillard’s, Inc., a U.S. department store chain, and TIBCO Software, Inc., a software and programming company. Shares of Dillard’s, Inc. benefited after the company reported strong same-store sales (a statistic used by retailers that compares sales of a company’s stores that have been open for a year or more) and reported better-than-expected earnings per share due to improving gross margins. Investors also reacted favorably to its announced stock repurchase plan. Shares of TIBCO Software, Inc. benefited from the company’s strong sales and profit growth.

Individual detractors from relative performance included the Fund’s positions in Horizon Lines, Inc. and Spartech Corp. Shares of Horizon Lines, Inc. declined after the shipping company announced that it may be forced to seek bankruptcy protection. Subsequently, the Fund exited its position in Horizon Lines, Inc. during the reporting period. Shares of Spartech Corp., a producer of engineered plastic and rubber products, declined as rising prices for raw materials hurt the company’s profits. In addition, the company fired and replaced its chief executive officer for the third time in five years.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Magellan Health Services, Inc.	1.3%
2.	Capstead Mortgage Corp.	1.1
3.	Anworth Mortgage Asset Corp.	1.1
4.	CBL & Associates Properties, Inc.	1.0
5.	Dillard’s, Inc., Class A	1.0
6.	Nicor, Inc.	1.0
7.	World Acceptance Corp.	1.0
8.	Coherent, Inc.	1.0
9.	Worthington Industries, Inc.	1.0
10.	Comtech Telecommunications Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.2%
Industrials	14.0
Consumer Discretionary	12.8
Information Technology	11.5
Utilities	6.6
Health Care	6.2
Materials	5.0
Energy	4.7
Consumer Staples	3.5
Others (each less than 1.0%)	1.0
Short-Term Investments	2.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		31.56%	3.13%	7.97%
With Sales Charge*		24.61	2.03	7.39
CLASS B SHARES	1/27/95
Without CDSC		30.75	2.49	7.39
With CDSC**		25.75	2.13	7.39
CLASS C SHARES	3/22/99
Without CDSC		30.72	2.50	7.26
With CDSC***		29.72	2.50	7.26
CLASS R2 SHARES	11/3/08	31.22	2.88	7.68
CLASS R5 SHARES	5/15/06	31.95	3.49	8.29
CLASS R6 SHARES	2/22/05	32.06	3.53	8.33
SELECT CLASS SHARES	1/27/95	31.86	3.39	8.23

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap

Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	37.58%
Russell 2000 Index	37.41%

Net Assets as of 6/30/2011 (In Thousands)	$69,151

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the retail and industrial cyclical sectors contributed to relative performance, while the Fund’s stock selection in the basic materials and systems hardware sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Dillard’s, Inc., a U.S. department store chain, and Sauer-Danfoss Inc., a mechanical components manufacturer. Shares of Dillard’s, Inc. benefited after the company reported strong same-store sales (a statistic used by retailers that compares sales of a company’s stores that have been open for a year or more) and reported better-than-expected earnings per share due to improving gross margins. Investors also reacted favorably to its announced stock repurchase plan. Shares of Sauer-Danfoss Inc. increased after the company announced that it expected an increase in its fiscal 2011 sales.

Individual detractors from relative performance included the Fund’s positions in Spartech Corp., a producer of engineered plastic and rubber products, and New York-based bank Suffolk Bancorp. Shares of Spartech Corp. declined as rising prices for raw materials hurt the company’s profits. In addition, the company fired and replaced its chief executive officer for the third time in five years. Shares of Suffolk Bancorp declined due to weak credit results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Greatbatch, Inc.	1.2%
2.	Affymetrix, Inc.	1.2
3.	Nordson Corp.	1.2
4.	Sauer-Danfoss, Inc.	1.2
5.	Finish Line, Inc. (The), Class A	1.1
6.	Dillard’s, Inc., Class A	1.1
7.	Manhattan Associates, Inc.	1.1
8.	Minerals Technologies, Inc.	1.1
9.	JAKKS Pacific, Inc.	1.0
10.	Knoll, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.2%
Information Technology	16.3
Consumer Discretionary	14.7
Industrials	14.1
Health Care	13.3
Energy	6.5
Materials	4.8
Utilities	3.2
Consumer Staples	3.1
Telecommunication Services	1.6
U.S. Treasury Obligation	0.3
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		36.78%	3.91%	4.73%
With Sales Charge*		29.63	2.79	4.16
CLASS C SHARES	11/1/07
Without CDSC		36.19	3.55	4.54
With CDSC**		35.19	3.55	4.54
INSTITUTIONAL CLASS SHARES	11/4/93	37.58	4.33	5.02
SELECT CLASS SHARES	9/10/01	37.27	4.14	4.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to their inception date are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from June 30, 1999 to September 10, 2001.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 16.5%
	Auto Components — 1.0%
61	Gentex Corp.	1,853
43	Tenneco, Inc. (a)	1,890

		3,743

	Automobiles — 0.4%
58	Tesla Motors, Inc. (a) (c)	1,693

	Diversified Consumer Services — 2.3%
105	American Public Education, Inc. (a) (c)	4,652
44	Sotheby’s	1,911
15	Strayer Education, Inc. (c)	1,908

		8,471

	Hotels, Restaurants & Leisure — 6.1%
57	BJ’s Restaurants, Inc. (a)	2,966
306	Boyd Gaming Corp. (a) (c)	2,666
156	Bravo Brio Restaurant Group, Inc. (a)	3,823
108	Gaylord Entertainment Co. (a)	3,237
115	Life Time Fitness, Inc. (a)	4,588
428	Morgans Hotel Group Co. (a)	3,074
55	Vail Resorts, Inc. (c)	2,550

		22,904

	Internet & Catalog Retail — 0.5%
52	HomeAway, Inc. (a)	2,013

	Media — 2.3%
35	Morningstar, Inc.	2,115
227	National CineMedia, Inc.	3,841
218	Regal Entertainment Group, Class A	2,694

		8,650

	Specialty Retail — 0.5%
74	Lumber Liquidators Holdings, Inc. (a) (c)	1,882

	Textiles, Apparel & Luxury Goods — 3.4%
53	Deckers Outdoor Corp. (a)	4,694
131	Oxford Industries, Inc.	4,422
92	Vera Bradley, Inc. (a)	3,520

		12,636

	Total Consumer Discretionary	61,992

	Consumer Staples — 0.7%
	Food & Staples Retailing — 0.7%
67	Fresh Market, Inc. (The) (a)	2,572

	Energy — 6.2%
	Energy Equipment & Services — 3.7%
25	CARBO Ceramics, Inc. (c)	4,005
61	Dril-Quip, Inc. (a)	4,125

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
177	Global Geophysical Services, Inc. (a)	3,142
69	Superior Energy Services, Inc. (a)	2,578

		13,850

	Oil, Gas & Consumable Fuels — 2.5%
106	Forest Oil Corp. (a)	2,820
150	Lone Pine Resources, Inc., (Canada) (a)	1,596
297	Magnum Hunter Resources Corp. (a)	2,006
103	Petroleum Development Corp. (a)	3,091

		9,513

	Total Energy	23,363

	Financials — 6.6%
	Capital Markets — 4.4%
33	Affiliated Managers Group, Inc. (a)	3,389
70	Cohen & Steers, Inc.	2,312
137	Financial Engines, Inc. (a)	3,554
40	Greenhill & Co., Inc.	2,160
306	PennantPark Investment Corp.	3,426
44	Stifel Financial Corp. (a)	1,589

		16,430

	Commercial Banks — 1.0%
39	City National Corp.	2,127
29	Signature Bank (a)	1,684

		3,811

	Diversified Financial Services — 0.3%
26	MSCI, Inc., Class A (a)	967

	Real Estate Investment Trusts (REITs) — 0.9%
33	BRE Properties, Inc.	1,621
57	Douglas Emmett, Inc.	1,132
11	Home Properties, Inc.	663

		3,416

	Total Financials	24,624

	Health Care — 20.3%
	Biotechnology — 4.7%
64	Acorda Therapeutics, Inc. (a) (m)	2,069
229	Ariad Pharmaceuticals, Inc. (a)	2,591
100	AVEO Pharmaceuticals, Inc. (a)	2,053
99	Cubist Pharmaceuticals, Inc. (a)	3,557
322	Halozyme Therapeutics, Inc. (a)	2,228
282	Idenix Pharmaceuticals, Inc. (a)	1,409
68	Onyx Pharmaceuticals, Inc. (a)	2,413
13	Pharmasset, Inc. (a)	1,511

		17,831

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 6.6%
354	DynaVox, Inc., Class A (a)	2,692
440	Imris, Inc., (Canada) (a)	3,003
218	Insulet Corp. (a) (c)	4,827
92	Masimo Corp.	2,744
157	MELA Sciences, Inc. (a) (c)	367
54	Merit Medical Systems, Inc. (a)	963
318	Syneron Medical Ltd., (Israel) (a)	3,854
84	Thoratec Corp. (a)	2,740
140	Tornier B.V., (Netherlands) (a)	3,761

		24,951

	Health Care Providers & Services — 3.7%
218	Emeritus Corp. (a) (c)	4,622
130	Health Net, Inc. (a)	4,186
113	Healthspring, Inc. (a)	5,207

		14,015

	Health Care Technology — 1.3%
310	Omnicell, Inc. (a)	4,838

	Life Sciences Tools & Services — 1.6%
196	Bruker Corp. (a)	3,992
113	Fluidigm Corp. (a)	1,889

		5,881

	Pharmaceuticals — 2.4%
111	Aegerion Pharmaceuticals, Inc. (a)	1,750
83	Impax Laboratories, Inc. (a)	1,817
198	Nektar Therapeutics (a)	1,441
96	Sagent Pharmaceuticals, Inc. (a)	2,579
77	ViroPharma, Inc. (a)	1,432

		9,019

	Total Health Care	76,535

	Industrials — 21.9%
	Aerospace & Defense — 2.7%
136	DigitalGlobe, Inc. (a)	3,450
126	HEICO Corp. (c)	6,870

		10,320

	Building Products — 1.9%
23	Lennox International, Inc.	969
110	Simpson Manufacturing Co., Inc. (c)	3,278
124	Trex Co., Inc. (a)	3,042

		7,289

	Commercial Services & Supplies — 0.3%
49	GEO Group, Inc. (The) (a)	1,125

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 4.6%
82	Acuity Brands, Inc. (m)	4,581
143	EnerSys (a)	4,924
177	Generac Holdings, Inc. (a)	3,425
102	General Cable Corp. (a)	4,357

		17,287

	Industrial Conglomerates — 1.0%
76	Carlisle Cos., Inc.	3,724

	Machinery — 3.8%
62	Graco, Inc.	3,160
52	Middleby Corp. (a)	4,861
67	Titan International, Inc.	1,616
71	Wabtec Corp.	4,695

		14,332

	Professional Services — 1.4%
74	Corporate Executive Board Co. (The)	3,247
115	Mistras Group, Inc. (a)	1,863

		5,110

	Road & Rail — 4.6%
284	Avis Budget Group, Inc. (a)	4,856
147	Marten Transport Ltd.	3,180
158	Old Dominion Freight Line, Inc. (a)	5,903
168	Zipcar, Inc. (a) (c)	3,427

		17,366

	Trading Companies & Distributors — 1.6%
213	Rush Enterprises, Inc., Class A (a)	4,054
29	Watsco, Inc.	1,938

		5,992

	Total Industrials	82,545

	Information Technology — 23.2%
	Communications Equipment — 1.9%
102	Aruba Networks, Inc. (a)	3,011
76	Ixia (a)	969
80	Riverbed Technology, Inc. (a)	3,157

		7,137

	Computers & Peripherals — 0.6%
80	Fusion-io, Inc. (a) (c)	2,414

	Internet Software & Services — 4.5%
98	Cornerstone OnDemand, Inc. (a)	1,734
167	DealerTrack Holdings, Inc. (a)	3,840
199	Envestnet, Inc. (a)	2,958
143	IntraLinks Holdings, Inc. (a)	2,476

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
80	LogMeIn, Inc. (a)	3,093
68	Rackspace Hosting, Inc. (a)	2,903

		17,004

	Semiconductors & Semiconductor Equipment — 4.6%
79	Cavium, Inc. (a)	3,435
64	Cymer, Inc. (a)	3,180
59	Hittite Microwave Corp. (a)	3,672
155	Inphi Corp. (a)	2,694
103	Mellanox Technologies Ltd., (Israel) (a)	3,085
114	TriQuint Semiconductor, Inc. (a)	1,165

		17,231

	Software — 11.6%
94	Blackboard, Inc. (a) (c)	4,076
53	BroadSoft, Inc. (a)	2,024
57	Concur Technologies, Inc. (a) (c)	2,849
94	Fortinet, Inc. (a)	2,572
109	NetSuite, Inc. (a) (c)	4,281
142	Nuance Communications, Inc. (a)	3,056
164	RealD, Inc. (a) (c)	3,846
130	RealPage, Inc. (a)	3,437
169	SolarWinds, Inc. (a)	4,415
143	Sourcefire, Inc. (a)	4,246
139	Taleo Corp., Class A (a)	5,162
124	TIBCO Software, Inc. (a)	3,609

		43,573

	Total Information Technology	87,359

	Materials — 1.5%
	Chemicals — 0.8%
92	Innospec, Inc. (a)	3,099

	Metals & Mining — 0.7%
171	Commercial Metals Co.	2,452

	Total Materials	5,551

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
303	Boingo Wireless, Inc. (a)	2,750

	Total Common Stocks (Cost $287,607)	367,291

Short-Term Investment — 2.3%
	Investment Company — 2.3%
8,471	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $8,471)	8,471

SHARES	SECURITY DESCRIPTION	VALUE($)

Investments of Cash Collateral for Securities on Loan — 6.3%
	Investment Company — 6.3%
23,887	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $23,887)	23,887

	Total Investments — 106.2% (Cost $319,965)	399,649
	Liabilities in Excess of Other Assets — (6.2)%	(23,275)

	NET ASSETS — 100.0%	$376,374

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 81.1%
	Consumer Discretionary — 12.6%
	Auto Components — 0.5%
11	American Axle & Manufacturing Holdings, Inc. (a)	124
75	Cooper Tire & Rubber Co.	1,488
65	Standard Motor Products, Inc.	984

		2,596

	Diversified Consumer Services — 0.5%
92	Bridgepoint Education, Inc. (a) (c)	2,287
7	Lincoln Educational Services Corp.	117
11	Mac-Gray Corp.	176

		2,580

	Hotels, Restaurants & Leisure — 2.0%
131	Ameristar Casinos, Inc.	3,096
13	Cracker Barrel Old Country Store, Inc.	626
57	DineEquity, Inc. (a)	2,985
101	Domino’s Pizza, Inc. (a)	2,557
81	Ruby Tuesday, Inc. (a)	876
127	Ruth’s Hospitality Group, Inc. (a)	714

		10,854

	Household Durables — 2.1%
78	American Greetings Corp., Class A	1,863
1	CSS Industries, Inc.	11
115	Helen of Troy Ltd., (Bermuda) (a)	3,981
16	Jarden Corp.	549
17	Libbey, Inc. (a)	274
39	Lifetime Brands, Inc.	454
65	Tempur-Pedic International, Inc. (a)	4,435

		11,567

	Leisure Equipment & Products — 0.3%
65	JAKKS Pacific, Inc. (a)	1,195
12	Sturm Ruger & Co., Inc.	261

		1,456

	Media — 0.8%
79	Entercom Communications Corp., Class A (a)	687
124	Journal Communications, Inc., Class A (a)	640
14	Knology, Inc. (a)	203
24	LIN TV Corp., Class A (a)	118
26	McClatchy Co. (The), Class A (a) (c)	73
20	Pandora Media, Inc. (a) (c)	384
213	Sinclair Broadcast Group, Inc., Class A	2,337

		4,442

	Multiline Retail — 0.8%
88	Dillard’s, Inc., Class A	4,599

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.3%
26	Aeropostale, Inc. (a)	457
122	Cabela’s, Inc. (a)	3,299
111	Casual Male Retail Group, Inc. (a)	460
142	Collective Brands, Inc. (a) (c)	2,092
159	Conn’s, Inc. (a) (c)	1,375
99	Destination Maternity Corp.	1,970
114	Express, Inc.	2,479
60	Finish Line, Inc. (The), Class A	1,277
8	Kirkland’s, Inc. (a)	94
15	Lithia Motors, Inc., Class A	302
84	Rent-A-Center, Inc.	2,567
113	Sonic Automotive, Inc., Class A (c)	1,657

		18,029

	Textiles, Apparel & Luxury Goods — 2.3%
13	Deckers Outdoor Corp. (a)	1,172
24	G-III Apparel Group Ltd. (a)	817
68	Iconix Brand Group, Inc. (a)	1,638
121	Maidenform Brands, Inc. (a)	3,333
72	Oxford Industries, Inc.	2,428
98	Perry Ellis International, Inc. (a)	2,470
26	Steven Madden Ltd. (a)	990

		12,848

	Total Consumer Discretionary	68,971

	Consumer Staples — 2.1%
	Beverages — 0.0% (g)
17	MGP Ingredients, Inc.	144

	Food & Staples Retailing — 0.6%
42	Andersons, Inc. (The)	1,758
84	Spartan Stores, Inc.	1,644

		3,402

	Food Products — 1.1%
49	B&G Foods, Inc.	1,010
160	Chiquita Brands International, Inc. (a)	2,079
42	Darling International, Inc. (a)	738
92	Dole Food Co., Inc. (a) (c)	1,245
23	Fresh Del Monte Produce, Inc.	606
7	TreeHouse Foods, Inc. (a)	404

		6,082

	Personal Products — 0.4%
18	Elizabeth Arden, Inc. (a)	514
10	Nature’s Sunshine Products, Inc. (a)	191

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Personal Products — Continued
47	Prestige Brands Holdings, Inc. (a)	598
34	Revlon, Inc., Class A (a)	565

		1,868

	Total Consumer Staples	11,496

	Energy — 5.0%
	Energy Equipment & Services — 1.4%
15	Basic Energy Services, Inc. (a)	478
16	Cal Dive International, Inc. (a)	95
10	Complete Production Services, Inc. (a)	340
60	Gulfmark Offshore, Inc., Class A (a)	2,629
53	ION Geophysical Corp. (a)	503
21	Lufkin Industries, Inc.	1,816
13	Matrix Service Co. (a)	170
56	Newpark Resources, Inc. (a)	504
5	OYO Geospace Corp. (a)	460
34	RPC, Inc.	835

		7,830

	Oil, Gas & Consumable Fuels — 3.6%
4	Apco Oil and Gas International, Inc.	304
107	Callon Petroleum Co. (a)	752
29	Clayton Williams Energy, Inc. (a)	1,766
23	Cloud Peak Energy, Inc. (a)	481
21	Delek US Holdings, Inc.	330
35	DHT Holdings, Inc., (United Kingdom) (c)	132
141	EXCO Resources, Inc.	2,489
8	Frontline Ltd., (Bermuda) (c)	119
17	Georesources, Inc. (a)	373
3	Gevo, Inc. (a)	43
112	Gulfport Energy Corp. (a)	3,313
60	KiOR, Inc., Class A (a)	912
76	McMoRan Exploration Co. (a)	1,395
46	Petroquest Energy, Inc. (a)	324
11	Solazyme, Inc. (a) (c)	250
70	VAALCO Energy, Inc. (a)	421
118	W&T Offshore, Inc.	3,074
79	Warren Resources, Inc. (a)	300
34	Western Refining, Inc. (a) (c)	609
66	World Fuel Services Corp.	2,364

		19,751

	Total Energy	27,581

	Financials — 16.9%
	Capital Markets — 0.5%
107	BGC Partners, Inc., Class A	823
21	Gladstone Capital Corp.	197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
72	Knight Capital Group, Inc., Class A (a)	796
6	Oppenheimer Holdings, Inc., Class A	181
17	optionsXpress Holdings, Inc.	285
41	Prospect Capital Corp. (c)	414
15	Pzena Investment Management, Inc., Class A	86

		2,782

	Commercial Banks — 4.2%
2	Alliance Financial Corp.	64
22	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	383
49	Cathay General Bancorp	796
21	Citizens & Northern Corp.	315
23	City Holding Co.	773
33	Community Bank System, Inc.	808
10	Community Trust Bancorp, Inc.	269
23	East West Bancorp, Inc.	473
13	Enterprise Financial Services Corp.	177
30	Financial Institutions, Inc.	488
79	First Busey Corp.	420
360	First Commonwealth Financial Corp.	2,066
36	First Community Bancshares, Inc.	500
79	First Financial Bancorp	1,317
28	First Merchants Corp.	246
91	FNB Corp.	942
2	Hudson Valley Holding Corp.	31
28	Huntington Bancshares, Inc.	186
39	Iberiabank Corp.	2,225
23	International Bancshares Corp.	391
15	Lakeland Bancorp, Inc.	152
13	Lakeland Financial Corp.	287
16	MainSource Financial Group, Inc.	134
2	Merchants Bancshares, Inc.	37
83	Nara Bancorp, Inc. (a)	673
6	National Bankshares, Inc. (c)	143
13	NBT Bancorp, Inc.	285
98	Oriental Financial Group, Inc.	1,264
5	Peoples Bancorp, Inc.	61
90	Pinnacle Financial Partners, Inc. (a) (c)	1,399
15	Prosperity Bancshares, Inc.	653
4	Renasant Corp.	61
10	Republic Bancorp, Inc., Class A	205
35	Sierra Bancorp	393
14	Southside Bancshares, Inc.	286
76	Southwest Bancorp, Inc. (a)	744
44	Sterling Bancshares, Inc.	360

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
85	Susquehanna Bancshares, Inc.	680
14	SVB Financial Group (a)	824
17	WesBanco, Inc.	328
14	West Bancorp, Inc.	127
11	Westamerica Bancorp	517
170	Wilshire Bancorp, Inc. (a)	500

		22,983

	Consumer Finance — 2.5%
24	Advance America Cash Advance Centers, Inc.	163
91	Cash America International, Inc.	5,243
117	Dollar Financial Corp. (a)	2,529
41	Imperial Holdings, Inc. (a)	417
47	Nelnet, Inc., Class A	1,030
64	World Acceptance Corp. (a) (c)	4,216

		13,598

	Diversified Financial Services — 0.9%
68	Encore Capital Group, Inc. (a)	2,074
4	Marlin Business Services Corp. (a)	53
86	PHH Corp. (a)	1,761
16	Portfolio Recovery Associates, Inc. (a)	1,331

		5,219

	Insurance — 2.0%
262	American Equity Investment Life Holding Co.	3,335
9	American Safety Insurance Holdings Ltd. (a)	172
46	Aspen Insurance Holdings Ltd., (Bermuda)	1,184
195	CNO Financial Group, Inc. (a)	1,539
48	Delphi Financial Group, Inc., Class A	1,405
39	Flagstone Reinsurance Holdings S.A., (Luxembourg)	330
11	Horace Mann Educators Corp.	165
70	Meadowbrook Insurance Group, Inc.	690
86	National Financial Partners Corp. (a)	995
11	Safety Insurance Group, Inc.	450
33	Selective Insurance Group, Inc.	535

		10,800

	Real Estate Investment Trusts (REITs) — 6.3%
28	American Campus Communities, Inc.	977
431	Anworth Mortgage Asset Corp.	3,234
311	Ashford Hospitality Trust, Inc.	3,872
62	Associated Estates Realty Corp.	1,009
38	BioMed Realty Trust, Inc.	722
30	CapLease, Inc.	145
216	Capstead Mortgage Corp.	2,894
91	CBL & Associates Properties, Inc.	1,644

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
21	Colonial Properties Trust	428
182	DCT Industrial Trust, Inc.	949
59	Developers Diversified Realty Corp.	836
20	EastGroup Properties, Inc.	833
35	Education Realty Trust, Inc.	303
6	Equity Lifestyle Properties, Inc.	387
112	First Industrial Realty Trust, Inc. (a)	1,279
54	Glimcher Realty Trust	512
10	Home Properties, Inc.	591
39	LaSalle Hotel Properties	1,019
323	Lexington Realty Trust (c)	2,952
279	MFA Financial, Inc.	2,240
9	Mission West Properties, Inc.	79
11	MPG Office Trust, Inc. (a)	31
49	Omega Healthcare Investors, Inc.	1,032
20	Parkway Properties, Inc.	340
7	Pebblebrook Hotel Trust	133
97	Pennsylvania Real Estate Investment Trust	1,523
15	PS Business Parks, Inc.	815
18	Ramco-Gershenson Properties Trust	218
86	Senior Housing Properties Trust	2,002
156	Strategic Hotels & Resorts, Inc. (a)	1,107
9	Sun Communities, Inc.	336

		34,442

	Thrifts & Mortgage Finance — 0.5%
20	Dime Community Bancshares, Inc.	285
106	Doral Financial Corp. (a)	207
30	First Niagara Financial Group, Inc.	397
18	OceanFirst Financial Corp.	233
114	Ocwen Financial Corp. (a)	1,450
66	Radian Group, Inc.	281
41	Trustco Bank Corp.	201

		3,054

	Total Financials	92,878

	Health Care — 10.1%
	Biotechnology — 2.8%
47	Achillion Pharmaceuticals, Inc. (a)	352
59	Acorda Therapeutics, Inc. (a)	1,916
44	Affymax, Inc. (a)	299
137	Anadys Pharmaceuticals, Inc. (a)	138
180	Ariad Pharmaceuticals, Inc. (a)	2,041
61	BioCryst Pharmaceuticals, Inc. (a) (c)	232
51	BioMimetic Therapeutics, Inc. (a)	263

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
74	Chelsea Therapeutics International Ltd. (a)	378
401	Dynavax Technologies Corp. (a)	1,104
118	Halozyme Therapeutics, Inc. (a)	815
60	Immunomedics, Inc. (a) (c)	243
85	Incyte Corp., Ltd. (a) (c)	1,602
32	Ironwood Pharmaceuticals, Inc. (a)	500
43	Medivation, Inc. (a)	917
80	Momenta Pharmaceuticals, Inc. (a) (c)	1,551
22	Onyx Pharmaceuticals, Inc. (a)	773
113	Savient Pharmaceuticals, Inc. (a) (c)	843
55	Seattle Genetics, Inc. (a)	1,129
17	Targacept, Inc. (a)	350

		15,446

	Health Care Equipment & Supplies — 2.2%
54	Align Technology, Inc. (a)	1,229
87	Cantel Medical Corp.	2,341
29	DynaVox, Inc., Class A (a)	223
14	GenMark Diagnostics, Inc. (a)	83
22	Greatbatch, Inc. (a)	590
66	Immucor, Inc. (a)	1,350
34	Integra LifeSciences Holdings Corp. (a)	1,616
70	Invacare Corp.	2,337
24	Orthofix International N.V., (Netherlands) (a)	1,015
24	Sirona Dental Systems, Inc. (a)	1,259

		12,043

	Health Care Providers & Services — 3.9%
19	AMERIGROUP Corp. (a)	1,346
281	Continucare Corp. (a)	1,735
505	Five Star Quality Care, Inc. (a)	2,931
56	Gentiva Health Services, Inc. (a)	1,156
48	Hanger Orthopedic Group, Inc. (a)	1,184
90	Healthspring, Inc. (a)	4,150
46	Kindred Healthcare, Inc. (a)	988
170	Metropolitan Health Networks, Inc. (a)	815
49	Owens & Minor, Inc.	1,700
151	PharMerica Corp. (a)	1,927
13	Providence Service Corp. (The) (a)	166
51	Select Medical Holdings Corp. (a)	456
31	Triple-S Management Corp., Class B (a)	669
10	US Physical Therapy, Inc.	247
102	Vanguard Health Systems, Inc. (a) (c)	1,746
8	WellCare Health Plans, Inc. (a)	416

		21,632

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.0% (g)
7	ePocrates, Inc. (a)	135

	Life Sciences Tools & Services — 0.1%
36	Enzo Biochem, Inc. (a)	155
21	Pacific Biosciences of California, Inc. (a) (c)	250

		405

	Pharmaceuticals — 1.1%
83	Aegerion Pharmaceuticals, Inc. (a)	1,310
89	Cadence Pharmaceuticals, Inc. (a) (c)	820
18	Cardiome Pharma Corp., (Canada) (a)	82
72	Impax Laboratories, Inc. (a)	1,573
29	Par Pharmaceutical Cos., Inc. (a)	950
17	Sagent Pharmaceuticals, Inc. (a)	461
16	Salix Pharmaceuticals Ltd. (a)	617

		5,813

	Total Health Care	55,474

	Industrials — 11.6%
	Aerospace & Defense — 1.9%
13	Ceradyne, Inc. (a)	522
8	Curtiss-Wright Corp.	259
35	Esterline Technologies Corp. (a)	2,636
267	GenCorp, Inc. (a)	1,714
12	HEICO Corp.	684
28	LMI Aerospace, Inc. (a)	694
40	Triumph Group, Inc.	4,003

		10,512

	Air Freight & Logistics — 0.5%
51	Atlas Air Worldwide Holdings, Inc. (a)	3,053

	Airlines — 0.6%
26	Alaska Air Group, Inc. (a)	1,807
167	Hawaiian Holdings, Inc. (a)	952
34	SkyWest, Inc.	505

		3,264

	Building Products — 0.1%
7	Gibraltar Industries, Inc. (a)	77
33	Insteel Industries, Inc.	409

		486

	Commercial Services & Supplies — 1.8%
42	ACCO Brands Corp. (a)	327
292	Cenveo, Inc. (a)	1,867
141	Deluxe Corp.	3,472
16	Herman Miller, Inc.	438
73	Knoll, Inc.	1,469

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
22	Metalico, Inc. (a)	128
15	Team, Inc. (a)	355
15	UniFirst Corp.	860
25	United Stationers, Inc.	882
1	Waste Connections, Inc.	38

		9,836

	Construction & Engineering — 1.1%
68	EMCOR Group, Inc. (a)	1,999
133	MasTec, Inc. (a)	2,615
66	Tutor Perini Corp.	1,270

		5,884

	Electrical Equipment — 1.4%
38	Acuity Brands, Inc.	2,142
44	EnerSys (a)	1,525
7	Polypore International, Inc. (a)	454
55	Regal-Beloit Corp.	3,646

		7,767

	Industrial Conglomerates — 0.0% (g)
6	Standex International Corp.	181

	Machinery — 2.8%
36	Barnes Group, Inc.	886
31	CIRCOR International, Inc.	1,336
18	Columbus McKinnon Corp. (a)	325
82	EnPro Industries, Inc. (a)	3,942
108	Force Protection, Inc. (a)	536
32	Kadant, Inc. (a)	999
78	NN, Inc. (a)	1,167
11	Robbins & Myers, Inc.	597
59	Trimas Corp. (a)	1,467
60	Wabtec Corp.	3,963
7	Watts Water Technologies, Inc., Class A	251

		15,469

	Professional Services — 0.0% (g)
12	GP Strategies Corp. (a)	163

	Road & Rail — 0.5%
9	Dollar Thrifty Automotive Group, Inc. (a)	664
135	Quality Distribution, Inc. (a)	1,760
6	Zipcar, Inc. (a) (c)	116

		2,540

	Trading Companies & Distributors — 0.9%
32	Aircastle Ltd.	410
51	Applied Industrial Technologies, Inc.	1,798

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
20	Beacon Roofing Supply, Inc. (a)	463
11	Interline Brands, Inc. (a)	195
61	SeaCube Container Leasing Ltd.	1,046
32	United Rentals, Inc. (a)	815

		4,727

	Total Industrials	63,882

	Information Technology — 13.6%
	Communications Equipment — 1.7%
148	Arris Group, Inc. (a)	1,720
44	Black Box Corp.	1,379
19	Blue Coat Systems, Inc. (a)	415
25	Comtech Telecommunications Corp.	698
9	EMS Technologies, Inc. (a)	300
21	NETGEAR, Inc. (a)	918
13	Oplink Communications, Inc. (a)	250
31	Plantronics, Inc.	1,143
28	Polycom, Inc. (a)	1,775
53	Symmetricom, Inc. (a)	311
100	Westell Technologies, Inc., Class A (a)	357

		9,266

	Computers & Peripherals — 0.4%
29	Fusion-io, Inc. (a) (c)	858
47	Hypercom Corp. (a)	459
21	Imation Corp. (a)	193
19	Synaptics, Inc. (a) (c)	479
36	Xyratex Ltd., (United Kingdom) (a)	368

		2,357

	Electronic Equipment, Instruments & Components — 1.3%
62	Brightpoint, Inc. (a)	500
26	Daktronics, Inc.	279
29	DDi Corp.	272
9	Fabrinet (a)	211
29	Insight Enterprises, Inc. (a)	515
10	Littelfuse, Inc.	587
7	Measurement Specialties, Inc. (a)	261
12	NeoPhotonics Corp. (a)	83
43	Newport Corp. (a)	780
26	Plexus Corp. (a)	909
37	Power-One, Inc. (a) (c)	302
52	RadiSys Corp. (a)	381
36	SYNNEX Corp. (a)	1,154
40	TTM Technologies, Inc. (a)	636

		6,870

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — 0.5%
34	Cornerstone OnDemand, Inc. (a)	600
13	Demand Media, Inc. (a) (c)	172
17	Keynote Systems, Inc.	357
11	Responsys, Inc. (a)	200
220	United Online, Inc.	1,328

		2,657

	IT Services — 1.5%
15	CACI International, Inc., Class A (a)	934
103	CIBER, Inc. (a)	574
21	CSG Systems International, Inc. (a)	396
22	Gartner, Inc. (a)	890
13	ManTech International Corp., Class A	573
6	MAXIMUS, Inc.	496
23	ServiceSource International, Inc. (a)	518
23	TeleTech Holdings, Inc. (a)	489
21	Unisys Corp. (a)	547
32	VeriFone Systems, Inc. (a)	1,428
25	Wright Express Corp. (a)	1,286

		8,131

	Semiconductors & Semiconductor Equipment — 3.9%
19	Alpha & Omega Semiconductor Ltd. (a)	256
152	Amkor Technology, Inc. (a)	935
42	Brooks Automation, Inc. (a)	455
130	Cirrus Logic, Inc. (a)	2,070
131	Entegris, Inc. (a)	1,321
11	FEI Co. (a)	428
325	GT Solar International, Inc. (a) (c)	5,271
403	Kulicke & Soffa Industries, Inc. (a)	4,493
75	Lattice Semiconductor Corp. (a)	491
48	Micrel, Inc.	504
26	MKS Instruments, Inc.	679
43	Photronics, Inc. (a)	361
171	PMC-Sierra, Inc. (a)	1,297
119	Skyworks Solutions, Inc. (a)	2,739
38	TriQuint Semiconductor, Inc. (a)	387

		21,687

	Software — 4.3%
45	Actuate Corp. (a)	262
13	Ariba, Inc. (a)	458
154	Aspen Technology, Inc. (a)	2,647
8	Deltek, Inc. (a)	60
18	Ebix, Inc. (a) (c)	347
139	JDA Software Group, Inc. (a)	4,288
56	Lawson Software, Inc. (a)	624

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
90	Magma Design Automation, Inc. (a)	721
21	Monotype Imaging Holdings, Inc. (a)	301
24	Netscout Systems, Inc. (a)	495
55	Parametric Technology Corp. (a)	1,261
34	Progress Software Corp. (a)	830
32	Quest Software, Inc. (a)	730
10	Rovi Corp. (a)	556
6	SS&C Technologies Holdings, Inc. (a)	123
140	Take-Two Interactive Software, Inc. (a)	2,141
106	TeleNav, Inc. (a)	1,886
610	THQ, Inc. (a)	2,208
55	TIBCO Software, Inc. (a)	1,608
34	VASCO Data Security International, Inc. (a) (c)	428
36	VirnetX Holding Corp. (a) (c)	1,053
28	Websense, Inc. (a)	732

		23,759

	Total Information Technology	74,727

	Materials — 4.8%
	Chemicals — 2.0%
136	Georgia Gulf Corp. (a)	3,281
34	H.B. Fuller Co.	820
36	Innophos Holdings, Inc.	1,767
40	Koppers Holdings, Inc.	1,521
21	Kraton Performance Polymers, Inc. (a)	834
102	PolyOne Corp.	1,570
54	Solutia, Inc. (a)	1,225

		11,018

	Containers & Packaging — 0.8%
38	Boise, Inc.	298
263	Graphic Packaging Holding Co. (a)	1,429
44	Rock-Tenn Co., Class A	2,886

		4,613

	Metals & Mining — 1.4%
48	Century Aluminum Co. (a)	745
51	Coeur d’Alene Mines Corp. (a)	1,247
40	Hecla Mining Co. (a)	308
219	Noranda Aluminum Holding Corp. (a)	3,320
94	Worthington Industries, Inc.	2,160

		7,780

	Paper & Forest Products — 0.6%
90	Buckeye Technologies, Inc.	2,415
14	Schweitzer-Mauduit International, Inc.	763

		3,178

	Total Materials	26,589

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
22	Boingo Wireless, Inc. (a)	203
1,009	Cincinnati Bell, Inc. (a)	3,351
39	Consolidated Communications Holdings, Inc.	754
10	IDT Corp., Class B	262
31	Neutral Tandem, Inc. (a)	547
149	Premiere Global Services, Inc. (a)	1,188
439	Vonage Holdings Corp. (a)	1,937

	Total Telecommunication Services	8,242

	Utilities — 2.9%
	Electric Utilities — 2.1%
10	Central Vermont Public Service Corp.	347
78	El Paso Electric Co.	2,523
46	IDACORP, Inc.	1,797
11	MGE Energy, Inc.	430
196	Portland General Electric Co.	4,942
17	UniSource Energy Corp.	638
37	Westar Energy, Inc.	996

		11,673

	Gas Utilities — 0.8%
8	Chesapeake Utilities Corp.	300
11	Laclede Group, Inc. (The)	416
35	New Jersey Resources Corp.	1,539
3	Nicor, Inc.	181
11	Northwest Natural Gas Co.	479
20	Southwest Gas Corp.	753
12	WGL Holdings, Inc.	477

		4,145

	Total Utilities	15,818

	Total Common Stocks (Cost $327,097)	445,658

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.3%
1,880	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $1,884)	1,885

SHARES
Short-Term Investment — 17.5%
	Investment Company — 17.5%
96,160	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $96,160)	96,160

Investment of Cash Collateral for Securities on Loan — 4.9%
	Investment Company — 4.9%
26,812	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $26,812)	26,812

	Total Investments — 103.8% (Cost $451,953)	570,515
	Liabilities in Excess of Other Assets — (3.8)%	(20,985)

	NET ASSETS — 100.0%	$549,530

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,238	E-mini Russell 2000	09/16/11	$102,185	$3,842

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 20.9%
	Auto Components — 0.4%
411	Drew Industries, Inc.	10,153

	Distributors — 1.0%
852	Pool Corp.	25,398

	Diversified Consumer Services — 0.5%
1,147	Archipelago Learning, Inc. (a) (c)	11,312

	Hotels, Restaurants & Leisure — 7.7%
1,004	Brinker International, Inc.	24,560
523	Cracker Barrel Old Country Store, Inc.	25,805
731	Monarch Casino & Resort, Inc. (a)	7,634
1,455	Papa John’s International, Inc. (a)	48,393
1,323	Penn National Gaming, Inc. (a)	53,356
507	PF Chang’s China Bistro, Inc.	20,398
1,547	Shuffle Master, Inc. (a)	14,468

		194,614

	Household Durables — 3.5%
1,797	Jarden Corp.	62,016
1,204	Toll Brothers, Inc. (a)	24,967

		86,983

	Leisure Equipment & Products — 0.6%
694	Brunswick Corp.	14,160

	Media — 2.0%
1,174	Cinemark Holdings, Inc.	24,319
440	Morningstar, Inc.	26,725

		51,044

	Specialty Retail — 4.2%
1,780	American Eagle Outfitters, Inc.	22,697
1,660	Chico’s FAS, Inc.	25,280
812	Dick’s Sporting Goods, Inc. (a)	31,218
755	Williams-Sonoma, Inc.	27,539

		106,734

	Textiles, Apparel & Luxury Goods — 1.0%
1,079	Iconix Brand Group, Inc. (a)	26,105

	Total Consumer Discretionary	526,503

	Consumer Staples — 1.0%
	Food Products — 1.0%
533	J&J Snack Foods Corp.	26,573

	Energy — 5.8%
	Energy Equipment & Services — 3.7%
1,146	Exterran Holdings, Inc. (a)	22,729
1,417	Patterson-UTI Energy, Inc.	44,776
483	Tidewater, Inc.	25,963

		93,468

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 2.1%
545	Approach Resources, Inc. (a) (c)	12,356
299	Cimarex Energy Co.	26,868
871	Resolute Energy Corp. (a) (c)	14,067

		53,291

	Total Energy	146,759

	Financials — 20.7%
	Capital Markets — 5.6%
967	Calamos Asset Management, Inc., Class A	14,043
122	Diamond Hill Investment Group, Inc.	9,902
1,038	Epoch Holding Corp.	18,524
401	Greenhill & Co., Inc. (c)	21,591
2,215	HFF, Inc., Class A (a)	33,422
2,194	Janus Capital Group, Inc.	20,707
405	JMP Group, Inc.	2,847
1,101	KBW, Inc.	20,583

		141,619

	Commercial Banks — 6.5%
1,552	Associated Banc-Corp.	21,574
1,524	First Financial Bancorp	25,431
80	First of Long Island Corp. (The)	2,236
464	First Republic Bank (a) (c)	14,962
681	Iberiabank Corp.	39,244
3,506	Umpqua Holdings Corp.	40,568
2,735	Western Alliance Bancorp (a)	19,419

		163,434

	Insurance — 3.6%
983	eHealth, Inc. (a) (c)	13,139
869	ProAssurance Corp. (a)	60,816
264	RLI Corp.	16,324

		90,279

	Real Estate Investment Trusts (REITs) — 4.4%
758	EastGroup Properties, Inc.	32,239
489	Mid-America Apartment Communities, Inc.	32,984
1,334	National Retail Properties, Inc.	32,688
813	RLJ Lodging Trust (c)	14,124

		112,035

	Real Estate Management & Development — 0.6%
447	FirstService Corp., (Canada) (a)	15,439

	Total Financials	522,806

	Health Care — 10.6%
	Health Care Equipment & Supplies — 1.0%
329	IDEXX Laboratories, Inc. (a)	25,555

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 8.4%
1,763	Coventry Health Care, Inc. (a)	64,295
479	MWI Veterinary Supply, Inc. (a)	38,680
1,588	PSS World Medical, Inc. (a)	44,469
1,272	VCA Antech, Inc. (a)	26,962
758	WellCare Health Plans, Inc. (a)	38,943

		213,349

	Health Care Technology — 1.0%
1,550	Omnicell, Inc. (a)	24,171

	Pharmaceuticals — 0.2%
1,012	Cumberland Pharmaceuticals, Inc. (a) (c)	5,819

	Total Health Care	268,894

	Industrials — 15.1%
	Aerospace & Defense — 2.1%
576	TransDigm Group, Inc. (a)	52,546

	Air Freight & Logistics — 0.4%
317	Forward Air Corp.	10,699

	Building Products — 0.3%
699	NCI Building Systems, Inc. (a)	7,956

	Commercial Services & Supplies — 5.7%
2,683	ACCO Brands Corp. (a)	21,065
1,313	Herman Miller, Inc.	35,748
1,680	KAR Auction Services, Inc. (a)	31,770
1,757	Waste Connections, Inc.	55,764

		144,347

	Construction & Engineering — 0.8%
1,758	Comfort Systems USA, Inc.	18,652

	Electrical Equipment — 0.8%
294	Regal-Beloit Corp.	19,604

	Machinery — 4.1%
502	Altra Holdings, Inc. (a)	12,041
1,135	Douglas Dynamics, Inc.	17,925
888	Kaydon Corp.	33,153
830	RBC Bearings, Inc. (a)	31,328
159	Toro Co. (The)	9,589

		104,036

	Professional Services — 0.1%
53	CoStar Group, Inc. (a)	3,144

	Road & Rail — 0.8%
1,106	Knight Transportation, Inc.	18,784

	Trading Companies & Distributors — 0.0% (g)
19	Interline Brands, Inc. (a)	344

	Total Industrials	380,112

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 10.8%
	Electronic Equipment, Instruments & Components — 1.4%
545	Anixter International, Inc.	35,578

	Internet Software & Services — 1.6%
535	Active Network, Inc. (The) (a)	9,421
1,072	Dice Holdings, Inc. (a)	14,497
243	SciQuest, Inc. (a)	4,157
355	Vocus, Inc. (a)	10,860

		38,935

	Semiconductors & Semiconductor Equipment — 0.7%
1,430	Intersil Corp., Class A	18,374

	Software — 7.1%
561	Blackboard, Inc. (a) (c)	24,324
891	DemandTec, Inc. (a)	8,109
675	MICROS Systems, Inc. (a)	33,549
1,411	Monotype Imaging Holdings, Inc. (a)	19,935
554	NetSuite, Inc. (a)	21,699
545	SolarWinds, Inc. (a)	14,257
752	Solera Holdings, Inc.	44,481
447	SuccessFactors, Inc. (a)	13,129

		179,483

	Total Information Technology	272,370

	Materials — 9.0%
	Chemicals — 2.0%
320	Airgas, Inc.	22,420
550	Scotts Miracle-Gro Co. (The), Class A	28,203

		50,623

	Containers & Packaging — 6.1%
907	Aptargroup, Inc.	47,456
1,070	Crown Holdings, Inc. (a)	41,534
1,605	Silgan Holdings, Inc.	65,760

		154,750

	Metals & Mining — 0.9%
251	Compass Minerals International, Inc.	21,612

	Total Materials	226,985

	Telecommunication Services — 0.9%
	Wireless Telecommunication Services — 0.9%
1,097	NTELOS Holdings Corp.	22,398

	Utilities — 2.6%
	Gas Utilities — 1.1%
607	Northwest Natural Gas Co.	27,372

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 1.5%
1,120	NorthWestern Corp.	37,078

	Total Utilities	64,450

	Total Common Stocks (Cost $1,842,759)	2,457,850

Short-Term Investment — 2.1%
	Investment Company — 2.1%
54,356	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $54,356)	54,356

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 2.2%
	Investment Company — 2.2%
54,593	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $54,593)	54,593

	Total Investments — 101.7% (Cost $1,951,708)	2,566,799
	Liabilities in Excess of Other Assets — (1.7)%	(42,206)

	NET ASSETS — 100.0%	$2,524,593

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
	Consumer Discretionary — 16.4%
	Auto Components — 1.0%
121	Gentex Corp.	3,655
85	Tenneco, Inc. (a)	3,733

		7,388

	Automobiles — 0.5%
115	Tesla Motors, Inc. (a) (c)	3,335

	Diversified Consumer Services — 2.2%
206	American Public Education, Inc. (a)	9,174
87	Sotheby’s	3,771
30	Strayer Education, Inc. (c)	3,766

		16,711

	Hotels, Restaurants & Leisure — 6.1%
112	BJ’s Restaurants, Inc. (a)	5,854
604	Boyd Gaming Corp. (a) (c)	5,258
312	Bravo Brio Restaurant Group, Inc. (a) (c)	7,614
213	Gaylord Entertainment Co. (a)	6,384
227	Life Time Fitness, Inc. (a)	9,052
843	Morgans Hotel Group Co. (a)	6,063
109	Vail Resorts, Inc.	5,029

		45,254

	Internet & Catalog Retail — 0.5%
104	HomeAway, Inc. (a)	4,009

	Media — 2.3%
69	Morningstar, Inc.	4,170
448	National CineMedia, Inc.	7,577
430	Regal Entertainment Group, Class A	5,314

		17,061

	Specialty Retail — 0.5%
141	Lumber Liquidators Holdings, Inc. (a) (c)	3,569

	Textiles, Apparel & Luxury Goods — 3.3%
105	Deckers Outdoor Corp. (a)	9,263
258	Oxford Industries, Inc.	8,724
182	Vera Bradley, Inc. (a)	6,945

		24,932

	Total Consumer Discretionary	122,259

	Consumer Staples — 0.7%
	Food & Staples Retailing — 0.7%
131	Fresh Market, Inc. (The) (a)	5,071

	Energy — 6.2%
	Energy Equipment & Services — 3.7%
48	CARBO Ceramics, Inc.	7,887
120	Dril-Quip, Inc. (a)	8,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
348	Global Geophysical Services, Inc. (a)	6,200
137	Superior Energy Services, Inc. (a)	5,084

		27,310

	Oil, Gas & Consumable Fuels — 2.5%
213	Forest Oil Corp. (a)	5,684
296	Lone Pine Resources, Inc., (Canada) (a)	3,148
586	Magnum Hunter Resources Corp. (a)	3,958
204	Petroleum Development Corp. (a)	6,096

		18,886

	Total Energy	46,196

	Financials — 6.5%
	Capital Markets — 4.3%
66	Affiliated Managers Group, Inc. (a)	6,726
138	Cohen & Steers, Inc. (c)	4,558
271	Financial Engines, Inc. (a)	7,024
79	Greenhill & Co., Inc. (c)	4,263
603	PennantPark Investment Corp.	6,757
87	Stifel Financial Corp. (a)	3,131

		32,459

	Commercial Banks — 1.0%
77	City National Corp.	4,193
58	Signature Bank (a)	3,318

		7,511

	Diversified Financial Services — 0.3%
51	MSCI, Inc., Class A (a)	1,914

	Real Estate Investment Trusts (REITs) — 0.9%
64	BRE Properties, Inc.	3,207
113	Douglas Emmett, Inc.	2,242
22	Home Properties, Inc.	1,315

		6,764

	Total Financials	48,648

	Health Care — 20.3%
	Biotechnology — 4.7%
126	Acorda Therapeutics, Inc. (a) (m)	4,077
452	Ariad Pharmaceuticals, Inc. (a)	5,119
196	AVEO Pharmaceuticals, Inc. (a)	4,048
195	Cubist Pharmaceuticals, Inc. (a)	7,018
636	Halozyme Therapeutics, Inc. (a)	4,395
556	Idenix Pharmaceuticals, Inc. (a)	2,779
135	Onyx Pharmaceuticals, Inc. (a)	4,758
27	Pharmasset, Inc. (a)	2,996

		35,190

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 6.6%
699	DynaVox, Inc., Class A (a) (c)	5,308
867	Imris, Inc., (Canada) (a)	5,923
429	Insulet Corp. (a)	9,521
182	Masimo Corp.	5,414
325	MELA Sciences, Inc. (a) (c)	761
106	Merit Medical Systems, Inc. (a)	1,898
627	Syneron Medical Ltd., (Israel) (a)	7,603
165	Thoratec Corp. (a)	5,404
275	Tornier B.V., (Netherlands) (a) (c)	7,419

		49,251

	Health Care Providers & Services — 3.7%
429	Emeritus Corp. (a) (c)	9,120
257	Health Net, Inc. (a)	8,257
223	Healthspring, Inc. (a)	10,269

		27,646

	Health Care Technology — 1.3%
612	Omnicell, Inc. (a)	9,542

	Life Sciences Tools & Services — 1.6%
387	Bruker Corp. (a)	7,876
222	Fluidigm Corp. (a) (c)	3,727

		11,603

	Pharmaceuticals — 2.4%
219	Aegerion Pharmaceuticals, Inc. (a) (c)	3,451
164	Impax Laboratories, Inc. (a)	3,582
391	Nektar Therapeutics (a)	2,843
189	Sagent Pharmaceuticals, Inc. (a)	5,087
153	ViroPharma, Inc. (a)	2,825

		17,788

	Total Health Care	151,020

	Industrials — 21.9%
	Aerospace & Defense — 2.7%
268	DigitalGlobe, Inc. (a)	6,805
248	HEICO Corp. (c)	13,550

		20,355

	Building Products — 1.9%
45	Lennox International, Inc.	1,925
217	Simpson Manufacturing Co., Inc.	6,470
245	Trex Co., Inc. (a)	6,002

		14,397

	Commercial Services & Supplies — 0.3%
98	GEO Group, Inc. (The) (a)	2,251

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 4.6%
162	Acuity Brands, Inc. (m)	9,036
282	EnerSys (a)	9,712
352	Generac Holdings, Inc. (a)	6,835
202	General Cable Corp. (a)	8,597

		34,180

	Industrial Conglomerates — 1.0%
150	Carlisle Cos., Inc.	7,399

	Machinery — 3.8%
124	Graco, Inc.	6,282
102	Middleby Corp. (a)	9,592
131	Titan International, Inc.	3,188
141	Wabtec Corp.	9,266

		28,328

	Professional Services — 1.4%
147	Corporate Executive Board Co. (The)	6,408
227	Mistras Group, Inc. (a)	3,674

		10,082

	Road & Rail — 4.6%
561	Avis Budget Group, Inc. (a)	9,579
290	Marten Transport Ltd.	6,270
312	Old Dominion Freight Line, Inc. (a)	11,644
331	Zipcar, Inc. (a) (c)	6,762

		34,255

	Trading Companies & Distributors — 1.6%
420	Rush Enterprises, Inc., Class A (a)	7,998
56	Watsco, Inc.	3,828

		11,826

	Total Industrials	163,073

	Information Technology — 23.1%
	Communications Equipment — 1.9%
202	Aruba Networks, Inc. (a)	5,966
151	Ixia (a)	1,938
157	Riverbed Technology, Inc. (a)	6,224

		14,128

	Computers & Peripherals — 0.6%
158	Fusion-io, Inc. (a) (c)	4,764

	Internet Software & Services — 4.5%
194	Cornerstone OnDemand, Inc. (a) (c)	3,421
330	DealerTrack Holdings, Inc. (a)	7,575
393	Envestnet, Inc. (a)	5,834
283	IntraLinks Holdings, Inc. (a)	4,883

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

Schedule of PORTFOLIO Investments

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
158	LogMeIn, Inc. (a)	6,098
134	Rackspace Hosting, Inc. (a)	5,723

		33,534

	Semiconductors & Semiconductor Equipment — 4.6%
156	Cavium, Inc. (a)	6,778
127	Cymer, Inc. (a)	6,268
117	Hittite Microwave Corp. (a)	7,246
306	Inphi Corp. (a) (c)	5,316
204	Mellanox Technologies Ltd., (Israel) (a)	6,081
225	TriQuint Semiconductor, Inc. (a)	2,297

		33,986

	Software — 11.5%
186	Blackboard, Inc. (a) (c)	8,058
105	BroadSoft, Inc. (a)	3,992
112	Concur Technologies, Inc. (a)	5,623
186	Fortinet, Inc. (a)	5,073
216	NetSuite, Inc. (a)	8,473
281	Nuance Communications, Inc. (a)	6,026
324	RealD, Inc. (a) (c)	7,585
256	RealPage, Inc. (a)	6,779
333	SolarWinds, Inc. (a)	8,710
282	Sourcefire, Inc. (a)	8,378
275	Taleo Corp., Class A (a)	10,181
245	TIBCO Software, Inc. (a)	7,119

		85,997

	Total Information Technology	172,409

	Materials — 1.5%
	Chemicals — 0.8%
182	Innospec, Inc. (a)	6,109

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.7%
337	Commercial Metals Co.	4,836

	Total Materials	10,945

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
598	Boingo Wireless, Inc. (a) (c)	5,425

	Total Common Stocks (Cost $556,417)	725,046

Short-Term Investment — 1.1%
	Investment Company — 1.1%
8,543	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $8,543)	8,543

Investment of Cash Collateral for Securities on Loan — 9.2%
	Investment Company — 9.2%
68,596	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $68,596)	68,596

	Total Investments — 107.6% (Cost $633,556)	802,185
	Liabilities in Excess of Other Assets — (7.6)%	(56,705)

	NET ASSETS — 100.0%	$745,480

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.9%
		Consumer Discretionary — 12.8%
		Auto Components — 0.4%
118		Superior Industries International, Inc.	2,598

		Distributors — 0.1%
66		Audiovox Corp., Class A (a)	501

		Diversified Consumer Services — 0.8%
17		Cambium Learning Group, Inc. (a)	58
125		Lincoln Educational Services Corp.	2,140
22		Regis Corp.	334
254		Stewart Enterprises, Inc., Class A	1,851

			4,383

		Hotels, Restaurants & Leisure — 2.2%
11		Biglari Holdings, Inc. (a)	4,458
406		Boyd Gaming Corp. (a) (c)	3,534
183		Isle of Capri Casinos, Inc. (a)	1,619
207		O’Charley’s, Inc. (a)	1,510
140		Ruth’s Hospitality Group, Inc. (a)	784
17		Scientific Games Corp., Class A (a)	179
25		Wyndham Worldwide Corp.	828

			12,912

		Household Durables — 2.3%
92		American Greetings Corp., Class A	2,217
64		Blyth, Inc.	3,222
9		CSS Industries, Inc.	193
73		Helen of Troy Ltd., (Bermuda) (a)	2,524
113		La-Z-Boy, Inc. (a)	1,113
144		Leggett & Platt, Inc.	3,506
12		Lifetime Brands, Inc.	144

			12,919

		Internet & Catalog Retail — 0.1%
189		Orbitz Worldwide, Inc. (a)	471
—	(h)	ValueVision Media, Inc., Class A (a)	1

			472

		Leisure Equipment & Products — 0.7%
46		Arctic Cat, Inc. (a)	614
27		Brunswick Corp.	543
128		JAKKS Pacific, Inc. (a)	2,364
10		Steinway Musical Instruments, Inc. (a)	249

			3,770

		Media — 1.8%
101		Belo Corp., Class A (a)	760
50		Crown Media Holdings, Inc., Class A (a) (c)	95
89		Entercom Communications Corp., Class A (a)	774
92		Journal Communications, Inc., Class A (a)	474

SHARES		SECURITY DESCRIPTION	VALUE($)

		Media — Continued
82		LIN TV Corp., Class A (a)	397
32		LodgeNet Interactive Corp. (a) (c)	98
360		McClatchy Co. (The), Class A (a) (c)	1,013
20		Nexstar Broadcasting Group, Inc., Class A (a)	164
21		Outdoor Channel Holdings, Inc. (a)	144
24		Pandora Media, Inc. (a) (c)	456
63		Scholastic Corp.	1,668
403		Sinclair Broadcast Group, Inc., Class A	4,426
4		Value Line, Inc.	51

			10,520

		Multiline Retail — 1.2%
102		Bon-Ton Stores, Inc. (The) (c)	995
111		Dillard’s, Inc., Class A (c)	5,772

			6,767

		Specialty Retail — 2.7%
—	(h)	Cato Corp. (The), Class A	6
430		Conn’s, Inc. (a) (c)	3,720
112		Finish Line, Inc. (The), Class A	2,399
85		Midas, Inc. (a)	538
374		OfficeMax, Inc. (a)	2,934
88		Rent-A-Center, Inc.	2,695
14		Signet Jewelers Ltd., (Bermuda) (a)	655
701		Talbots, Inc. (a) (c)	2,341

			15,288

		Textiles, Apparel & Luxury Goods — 0.5%
25		Cherokee, Inc.	422
56		Oxford Industries, Inc.	1,891
14		Unifi, Inc. (a)	188
10		Wolverine World Wide, Inc.	413

			2,914

		Total Consumer Discretionary	73,044

		Consumer Staples — 3.5%
		Beverages — 0.1%
36		MGP Ingredients, Inc.	316

		Food & Staples Retailing — 1.5%
47		Fresh Market, Inc. (The) (a)	1,810
35		Nash Finch Co.	1,253
5		Pantry, Inc. (The) (a)	87
3,332		Rite Aid Corp. (a)	4,431
54		Spartan Stores, Inc.	1,049

			8,630

		Food Products — 0.4%
74		B&G Foods, Inc.	1,532

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food Products — Continued
41	Dole Food Co., Inc. (a) (c)	557
12	Farmer Bros Co.	120

		2,209

	Household Products — 0.9%
499	Central Garden & Pet Co., Class A (a)	5,068

	Personal Products — 0.6%
17	Inter Parfums, Inc.	402
27	Nu Skin Enterprises, Inc., Class A	1,010
176	Prestige Brands Holdings, Inc. (a)	2,255

		3,667

	Total Consumer Staples	19,890

	Energy — 4.7%
	Energy Equipment & Services — 1.8%
449	Cal Dive International, Inc. (a)	2,684
1	Complete Production Services, Inc. (a)	17
22	Gulf Island Fabrication, Inc.	710
23	Helix Energy Solutions Group, Inc. (a)	388
673	Hercules Offshore, Inc. (a)	3,709
27	Key Energy Services, Inc. (a)	484
81	Pioneer Drilling Co. (a)	1,239
46	Tesco Corp. (a)	889
4	Tetra Technologies, Inc. (a)	53

		10,173

	Oil, Gas & Consumable Fuels — 2.9%
5	Alon USA Energy, Inc.	61
49	Cloud Peak Energy, Inc. (a)	1,033
286	DHT Holdings, Inc., (United Kingdom) (c)	1,094
222	Energy Partners Ltd. (a)	3,291
12	Frontline Ltd., (Bermuda) (c)	183
5	Gevo, Inc. (a)	80
79	KiOR, Inc., Class A (a)	1,203
29	Penn Virginia Corp.	382
373	Petroquest Energy, Inc. (a) (c)	2,619
13	Solazyme, Inc. (a) (c)	308
85	Stone Energy Corp. (a)	2,580
2	VAALCO Energy, Inc. (a)	11
142	W&T Offshore, Inc.	3,696

		16,541

	Total Energy	26,714

	Financials — 32.0%
	Capital Markets — 1.5%
20	Affiliated Managers Group, Inc. (a)	2,029
18	GAMCO Investors, Inc., Class A	829

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
46	Gladstone Capital Corp.	422
41	Gladstone Investment Corp.	293
92	Investment Technology Group, Inc. (a)	1,294
34	Janus Capital Group, Inc.	323
183	MCG Capital Corp.	1,113
52	NGP Capital Resources Co.	427
29	Oppenheimer Holdings, Inc., Class A	804
35	Piper Jaffray Cos. (a)	1,011

		8,545

	Commercial Banks — 10.6%
49	1st Source Corp.	1,012
65	1st United Bancorp, Inc. (a)	403
40	BancFirst Corp.	1,544
81	Bank of Hawaii Corp.	3,777
103	Cathay General Bancorp	1,682
30	Centerstate Banks, Inc.	206
33	Central Pacific Financial Corp. (a) (c)	456
4	Century Bancorp, Inc., Class A	98
36	Chemical Financial Corp.	674
153	Citizens Republic Bancorp, Inc. (a)	105
87	City Holding Co. (c)	2,884
68	Community Bank System, Inc.	1,676
55	Community Trust Bancorp, Inc.	1,533
23	Cullen/Frost Bankers, Inc.	1,279
70	Financial Institutions, Inc.	1,146
97	First Busey Corp.	514
4	First Citizens BancShares, Inc., Class A	711
660	First Commonwealth Financial Corp.	3,786
22	First Community Bancshares, Inc.	304
123	First Financial Bancorp	2,048
19	First Financial Bankshares, Inc. (c)	644
58	First Interstate Bancsystem, Inc.	852
22	First Merchants Corp.	200
199	FirstMerit Corp.	3,280
232	FNB Corp.	2,399
1	Fulton Financial Corp.	13
42	Hancock Holding Co.	1,298
27	Heartland Financial USA, Inc.	396
28	Lakeland Bancorp, Inc.	277
14	Lakeland Financial Corp.	309
130	MainSource Financial Group, Inc.	1,080
60	MB Financial, Inc.	1,149
29	Metro Bancorp, Inc. (a)	335
67	Nara Bancorp, Inc. (a)	542
150	Oriental Financial Group, Inc.	1,928

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
11	S&T Bancorp, Inc.	201
9	Sierra Bancorp	96
48	Simmons First National Corp., Class A	1,234
100	Southwest Bancorp, Inc. (a)	983
29	State Bancorp, Inc.	387
44	Sterling Financial Corp. (a)	701
9	Suffolk Bancorp	119
194	Susquehanna Bancshares, Inc.	1,554
28	SVB Financial Group (a)	1,672
219	TCF Financial Corp.	3,026
20	Tompkins Financial Corp.	773
72	Trustmark Corp.	1,679
93	UMB Financial Corp.	3,899
46	Umpqua Holdings Corp.	532
16	United Community Banks, Inc. (a) (c)	169
21	Washington Trust Bancorp, Inc.	473
9	West Bancorp, Inc.	81
25	West Coast Bancorp (a)	420
28	Westamerica Bancorp	1,354
205	Wilshire Bancorp, Inc. (a)	603

		60,496

	Consumer Finance — 2.0%
112	Advance America Cash Advance Centers, Inc.	771
15	CompuCredit Holdings Corp. (a)	34
11	Credit Acceptance Corp. (a)	950
159	Dollar Financial Corp. (a)	3,434
53	Imperial Holdings, Inc. (a)	543
88	World Acceptance Corp. (a) (c)	5,737

		11,469

	Diversified Financial Services — 0.4%
7	Marlin Business Services Corp. (a)	83
112	PHH Corp. (a)	2,302

		2,385

	Insurance — 4.5%
341	American Equity Investment Life Holding Co.	4,338
52	Arch Capital Group Ltd., (Bermuda) (a)	1,673
33	Axis Capital Holdings Ltd., (Bermuda)	1,025
211	CNO Financial Group, Inc. (a)	1,666
97	Delphi Financial Group, Inc., Class A	2,841
12	FBL Financial Group, Inc., Class A	370
37	Hallmark Financial Services (a)	293
71	Harleysville Group, Inc.	2,207
169	Horace Mann Educators Corp.	2,643
52	Meadowbrook Insurance Group, Inc.	513

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
118	Platinum Underwriters Holdings Ltd., (Bermuda)	3,922
30	ProAssurance Corp. (a)	2,079
49	Selective Insurance Group, Inc.	797
33	StanCorp Financial Group, Inc.	1,392

		25,759

	Real Estate Investment Trusts (REITs) — 11.9%
828	Anworth Mortgage Asset Corp.	6,221
101	Apartment Investment & Management Co., Class A	2,566
413	Ashford Hospitality Trust, Inc.	5,144
9	BioMed Realty Trust, Inc.	181
19	Brandywine Realty Trust	218
478	Capstead Mortgage Corp.	6,411
319	CBL & Associates Properties, Inc.	5,789
20	Colonial Properties Trust	418
978	DCT Industrial Trust, Inc.	5,115
27	Developers Diversified Realty Corp.	385
163	DiamondRock Hospitality Co.	1,749
13	EastGroup Properties, Inc.	544
303	Education Realty Trust, Inc.	2,593
179	FelCor Lodging Trust, Inc. (a)	953
14	First Industrial Realty Trust, Inc. (a)	158
42	Getty Realty Corp.	1,067
34	Home Properties, Inc.	2,064
99	Hospitality Properties Trust	2,391
41	LaSalle Hotel Properties	1,075
364	Lexington Realty Trust (c)	3,326
51	LTC Properties, Inc.	1,408
154	MFA Financial, Inc.	1,234
184	Mission West Properties, Inc.	1,618
224	MPG Office Trust, Inc. (a) (c)	639
77	Parkway Properties, Inc.	1,317
102	Pennsylvania Real Estate Investment Trust	1,601
68	PS Business Parks, Inc.	3,741
76	Strategic Hotels & Resorts, Inc. (a)	536
222	Sunstone Hotel Investors, Inc. (a)	2,055
32	Taubman Centers, Inc.	1,918
381	U-Store-It Trust	4,008

		68,443

	Real Estate Management & Development — 0.1%
29	Forestar Group, Inc. (a)	481

	Thrifts & Mortgage Finance — 1.0%
125	Astoria Financial Corp.	1,599
11	Capitol Federal Financial, Inc.	125
84	Doral Financial Corp. (a)	165

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — Continued
12	ESB Financial Corp.	156
11	First Financial Holdings, Inc.	102
231	MGIC Investment Corp. (a)	1,372
27	OceanFirst Financial Corp.	355
77	Ocwen Financial Corp. (a)	982
240	PMI Group, Inc. (The) (a)	256
7	Waterstone Financial, Inc. (a)	15
13	WSFS Financial Corp.	500

		5,627

	Total Financials	183,205

	Health Care — 6.1%
	Biotechnology — 1.0%
56	Achillion Pharmaceuticals, Inc. (a)	415
123	Alkermes, Inc. (a)	2,278
4	Bionovo, Inc. (a)	3
178	Exelixis, Inc. (a)	1,592
735	Lexicon Pharmaceuticals, Inc. (a)	1,293
9	Nabi Biopharmaceuticals (a)	46
5	Targacept, Inc. (a)	110

		5,737

	Health Care Equipment & Supplies — 1.2%
1	Biolase Technology, Inc. (a)	4
190	Greatbatch, Inc. (a)	5,106
56	Invacare Corp.	1,862

		6,972

	Health Care Providers & Services — 3.0%
220	Cross Country Healthcare, Inc. (a)	1,672
81	LCA-Vision, Inc. (a)	389
131	Magellan Health Services, Inc. (a)	7,188
194	PharMerica Corp. (a)	2,474
41	Universal American Corp.	448
27	US Physical Therapy, Inc.	675
133	Vanguard Health Systems, Inc. (a) (c)	2,275
41	WellCare Health Plans, Inc. (a)	2,118

		17,239

	Health Care Technology — 0.0% (g)
9	ePocrates, Inc. (a) (c)	168

	Life Sciences Tools & Services — 0.3%
198	Affymetrix, Inc. (a)	1,573
28	Pacific Biosciences of California, Inc. (a) (c)	325

		1,898

	Pharmaceuticals — 0.6%
162	Medicines Co. (The) (a)	2,680

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
21	Sagent Pharmaceuticals, Inc. (a)	558

		3,238

	Total Health Care	35,252

	Industrials — 13.9%
	Aerospace & Defense — 1.5%
48	Ceradyne, Inc. (a)	1,875
88	Cubic Corp.	4,508
347	GenCorp, Inc. (a)	2,225

		8,608

	Air Freight & Logistics — 0.3%
15	Atlas Air Worldwide Holdings, Inc. (a)	911
184	Pacer International, Inc. (a)	868

		1,779

	Airlines — 1.0%
22	Alaska Air Group, Inc. (a)	1,520
124	Hawaiian Holdings, Inc. (a)	706
216	Republic Airways Holdings, Inc. (a)	1,181
165	SkyWest, Inc.	2,489

		5,896

	Building Products — 1.1%
201	Gibraltar Industries, Inc. (a)	2,280
86	Insteel Industries, Inc.	1,084
5	NCI Building Systems, Inc. (a)	56
163	Quanex Building Products Corp.	2,672
18	Trex Co., Inc. (a)	450

		6,542

	Commercial Services & Supplies — 1.9%
99	ACCO Brands Corp. (a)	776
61	American Reprographics Co. (a)	429
345	EnergySolutions, Inc.	1,703
56	G&K Services, Inc., Class A	1,896
60	HNI Corp.	1,515
28	Knoll, Inc.	560
11	M&F Worldwide Corp. (a)	292
129	Steelcase, Inc., Class A (c)	1,470
55	United Stationers, Inc.	1,949

		10,590

	Construction & Engineering — 0.8%
8	Argan, Inc. (a)	76
157	EMCOR Group, Inc. (a)	4,596
20	Pike Electric Corp. (a)	179

		4,851

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Electrical Equipment — 0.1%
70		LSI Industries, Inc.	555

		Industrial Conglomerates — 0.7%
—	(h)	Seaboard Corp.	399
46		Standex International Corp.	1,411
120		Tredegar Corp.	2,205
3		United Capital Corp. (a)	78

			4,093

		Machinery — 2.8%
49		AGCO Corp. (a)	2,394
60		American Railcar Industries, Inc. (a)	1,409
130		Briggs & Stratton Corp.	2,578
10		Cascade Corp.	466
1		CIRCOR International, Inc.	39
80		Douglas Dynamics, Inc.	1,260
13		Hurco Cos., Inc (a)	409
20		Kadant, Inc. (a)	640
16		LB Foster Co., Class A	510
145		Meritor, Inc. (a)	2,327
35		Mueller Industries, Inc.	1,342
151		Mueller Water Products, Inc., Class A	599
18		NACCO Industries, Inc., Class A	1,714
12		Tecumseh Products Co., Class A (a)	124
11		Watts Water Technologies, Inc., Class A	375

			16,186

		Marine — 0.2%
108		Excel Maritime Carriers Ltd., (Greece) (a) (c)	334
30		International Shipholding Corp.	636

			970

		Professional Services — 0.9%
11		Barrett Business Services, Inc.	162
4		FTI Consulting, Inc. (a)	167
45		ICF International, Inc. (a)	1,152
162		School Specialty, Inc. (a)	2,333
136		SFN Group, Inc. (a)	1,234

			5,048

		Road & Rail — 1.1%
2		Amerco, Inc. (a)	192
29		Arkansas Best Corp.	695
25		Celadon Group, Inc. (a)	355
20		Heartland Express, Inc.	333
148		Saia, Inc. (a)	2,502
74		Werner Enterprises, Inc.	1,849
12		Zipcar, Inc. (a) (c)	243

			6,169

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 1.5%
82	Aircastle Ltd.	1,045
127	Applied Industrial Technologies, Inc.	4,521
14	Interline Brands, Inc. (a)	255
47	TAL International Group, Inc.	1,623
18	WESCO International, Inc. (a)	974

		8,418

	Total Industrials	79,705

	Information Technology — 11.4%
	Communications Equipment — 1.8%
100	Arris Group, Inc. (a)	1,156
16	Bel Fuse, Inc., Class B	354
55	Black Box Corp.	1,726
191	Comtech Telecommunications Corp.	5,364
31	Emulex Corp. (a)	270
8	InterDigital, Inc.	343
59	Oplink Communications, Inc. (a)	1,097
20	Tekelec (a)	184

		10,494

	Computers & Peripherals — 0.9%
194	Electronics for Imaging, Inc. (a)	3,337
34	Fusion-io, Inc. (a) (c)	1,011
53	Imation Corp. (a)	502

		4,850

	Electronic Equipment, Instruments & Components — 3.0%
49	Agilysys, Inc. (a) (c)	404
18	Anixter International, Inc.	1,156
79	Cognex Corp.	2,810
101	Coherent, Inc. (a)	5,555
58	CTS Corp.	559
36	Electro Rent Corp.	609
85	Methode Electronics, Inc.	988
9	NeoPhotonics Corp. (a)	64
42	Newport Corp. (a)	763
54	Park Electrochemical Corp.	1,498
105	Power-One, Inc. (a) (c)	849
41	Tech Data Corp. (a)	1,990

		17,245

	Internet Software & Services — 0.6%
59	Cornerstone OnDemand, Inc. (a)	1,038
14	Demand Media, Inc. (a) (c)	191
49	Perficient, Inc. (a)	502
20	Responsys, Inc. (a)	347
220	United Online, Inc.	1,326

		3,404

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — 1.3%
92	CIBER, Inc. (a)	508
91	Convergys Corp. (a)	1,236
152	CSG Systems International, Inc. (a)	2,800
60	Euronet Worldwide, Inc. (a)	931
123	Global Cash Access Holdings, Inc. (a)	392
44	ServiceSource International, Inc. (a)	980
8	Stream Global Services, Inc. (a)	25
31	Unisys Corp. (a)	798

		7,670

	Semiconductors & Semiconductor Equipment — 2.0%
12	Alpha & Omega Semiconductor Ltd. (a)	164
71	Brooks Automation, Inc. (a)	767
56	DSP Group, Inc. (a)	491
41	Exar Corp. (a)	256
74	Integrated Device Technology, Inc. (a)	583
34	IXYS Corp. (a)	509
158	Lattice Semiconductor Corp. (a)	1,030
124	LTX-Credence Corp. (a)	1,109
35	Microsemi Corp. (a)	713
52	MIPS Technologies, Inc. (a)	357
60	Novellus Systems, Inc. (a)	2,165
30	Photronics, Inc. (a)	255
56	RF Micro Devices, Inc. (a)	341
20	Rudolph Technologies, Inc. (a)	210
63	Sigma Designs, Inc. (a)	481
23	Supertex, Inc. (a)	517
93	Tessera Technologies, Inc. (a)	1,592

		11,540

	Software — 1.8%
183	Aspen Technology, Inc. (a)	3,146
54	EPIQ Systems, Inc.	761
54	Fair Isaac Corp.	1,616
6	MicroStrategy, Inc., Class A (a)	927
25	Renaissance Learning, Inc.	316
26	S1 Corp. (a)	197
36	THQ, Inc. (a) (c)	131
104	TIBCO Software, Inc. (a)	3,012

		10,106

	Total Information Technology	65,309

	Materials — 5.0%
	Chemicals — 2.2%
102	Georgia Gulf Corp. (a)	2,455
80	Innophos Holdings, Inc.	3,899
63	Minerals Technologies, Inc.	4,170

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
36	PolyOne Corp.	563
215	Spartech Corp. (a)	1,311

		12,398

	Construction Materials — 0.0% (g)
28	Headwaters, Inc. (a)	87

	Containers & Packaging — 0.5%
18	Boise, Inc.	137
203	Graphic Packaging Holding Co. (a)	1,107
106	Myers Industries, Inc.	1,090
5	Rock-Tenn Co., Class A	338

		2,672

	Metals & Mining — 1.5%
96	AM Castle & Co. (a)	1,588
238	Hecla Mining Co. (a)	1,830
239	Worthington Industries, Inc.	5,512

		8,930

	Paper & Forest Products — 0.8%
35	Buckeye Technologies, Inc.	936
18	Domtar Corp., (Canada)	1,724
80	Neenah Paper, Inc.	1,709

		4,369

	Total Materials	28,456

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.5%
30	Boingo Wireless, Inc. (a)	268
41	Consolidated Communications Holdings, Inc.	790
377	Vonage Holdings Corp. (a)	1,664

		2,722

	Wireless Telecommunication Services — 0.4%
147	USA Mobility, Inc.	2,235

	Total Telecommunication Services	4,957

	Utilities — 6.6%
	Electric Utilities — 2.0%
152	El Paso Electric Co.	4,919
181	Portland General Electric Co.	4,576
52	UniSource Energy Corp.	1,941

		11,436

	Gas Utilities — 2.6%
132	Laclede Group, Inc. (The)	4,998
12	New Jersey Resources Corp.	522
105	Nicor, Inc.	5,742
23	Piedmont Natural Gas Co., Inc.	708

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Gas Utilities — Continued
77	Southwest Gas Corp.	2,977
5	UGI Corp.	172

		15,119

	Multi-Utilities — 1.8%
177	Avista Corp.	4,545
34	Black Hills Corp.	1,023
145	NorthWestern Corp.	4,804

		10,372

	Water Utilities — 0.2%
33	California Water Service Group (c)	619
33	Consolidated Water Co., Ltd., (Cayman Islands)	301

		920

	Total Utilities	37,847

	Total Common Stocks (Cost $465,710)	554,379

NUMBER OF RIGHTS
Right — 0.0% (g)
	Industrials — 0.0% (g)
	Trading Companies & Distributors — 0.0% (g)
40	BlueLinx Holdings, Inc., expiring 07/22/11 (a) (Cost $—)	7

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligation — 0.1%
885	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $887)	888

SHARES
Short-Term Investment — 2.5%
	Investment Company — 2.5%
14,221	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $14,221)	14,221

Investments of Cash Collateral for Securities on Loan — 5.1%
	Investment Company — 5.1%
29,152	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $29,152)	29,152

	Total Investments — 104.6% (Cost $509,970)	598,647
	Liabilities in Excess of Other Assets — (4.6)%	(26,270)

	NET ASSETS — 100.0%	$572,377

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
200	E-mini Russell 2000	09/16/11	$16,508	$667

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 14.7%
	Auto Components — 0.8%
6	Dana Holding Corp. (a)	110
9	Drew Industries, Inc.	225
3	Shiloh Industries, Inc.	27
10	Superior Industries International, Inc.	216

		578

	Automobiles — 0.2%
18	Winnebago Industries, Inc. (a)	173

	Hotels, Restaurants & Leisure — 2.9%
16	Ameristar Casinos, Inc.	382
2	Biglari Holdings, Inc. (a)	665
7	Cheesecake Factory, Inc. (The) (a)	220
1	DineEquity, Inc. (a)	57
11	Monarch Casino & Resort, Inc. (a)	116
9	O’Charley’s, Inc. (a)	68
7	Red Robin Gourmet Burgers, Inc. (a)	269
28	Town Sports International Holdings, Inc. (a)	210

		1,987

	Household Durables — 2.8%
24	American Greetings Corp., Class A (c)	572
6	Blyth, Inc.	312
4	CSS Industries, Inc.	88
13	Furniture Brands International, Inc. (a) (c)	53
7	Helen of Troy Ltd., (Bermuda) (a)	231
19	Leggett & Platt, Inc.	471
17	Lifetime Brands, Inc.	194

		1,921

	Internet & Catalog Retail — 0.1%
6	PetMed Express, Inc.	68

	Leisure Equipment & Products — 1.6%
13	Arctic Cat, Inc. (a)	175
11	Brunswick Corp.	226
38	JAKKS Pacific, Inc. (a) (c)	703

		1,104

	Media — 1.9%
14	Entercom Communications Corp., Class A (a)	119
13	Global Sources Ltd., (Bermuda) (a)	115
11	Journal Communications, Inc., Class A (a)	56
12	LodgeNet Interactive Corp. (a) (c)	37
65	McClatchy Co. (The), Class A (a) (c)	182
4	Nexstar Broadcasting Group, Inc., Class A (a)	36
3	Outdoor Channel Holdings, Inc. (a)	20
3	Pandora Media, Inc. (a) (c)	55

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
9	Scholastic Corp.	229
43	Sinclair Broadcast Group, Inc., Class A	473

		1,322

	Multiline Retail — 1.2%
5	Bon-Ton Stores, Inc. (The) (c)	45
15	Dillard’s, Inc., Class A (c)	766

		811

	Specialty Retail — 2.0%
19	Conn’s, Inc. (a) (c)	168
37	Finish Line, Inc. (The), Class A	787
22	Midas, Inc. (a)	136
35	OfficeMax, Inc. (a)	271
1	Rent-A-Center, Inc.	34

		1,396

	Textiles, Apparel & Luxury Goods — 1.2%
41	Liz Claiborne, Inc. (a) (c)	220
6	Movado Group, Inc.	96
7	Oxford Industries, Inc.	250
2	Timberland Co. (The), Class A (a)	99
10	Unifi, Inc. (a)	131

		796

	Total Consumer Discretionary	10,156

	Consumer Staples — 3.0%
	Beverages — 0.6%
38	MGP Ingredients, Inc.	332
5	National Beverage Corp.	72

		404

	Food & Staples Retailing — 1.0%
1	Arden Group, Inc., Class A	120
9	Fresh Market, Inc. (The) (a)	336
3	Pantry, Inc. (The) (a)	56
156	Rite Aid Corp. (a)	207

		719

	Food Products — 0.3%
8	B&G Foods, Inc.	159
6	Dole Food Co., Inc. (a) (c)	77

		236

	Household Products — 0.0% (g)
1	Central Garden & Pet Co., Class A (a)	11

	Personal Products — 1.1%
8	Herbalife Ltd., (Cayman Islands)	450
2	Inter Parfums, Inc.	53

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Personal Products — Continued
3		Nature’s Sunshine Products, Inc. (a)	64
13		Prestige Brands Holdings, Inc. (a)	167

			734

		Total Consumer Staples	2,104

		Energy — 6.5%
		Energy Equipment & Services — 2.1%
93		Cal Dive International, Inc. (a)	556
5		Complete Production Services, Inc. (a)	163
4		Dresser-Rand Group, Inc. (a)	210
6		Global Geophysical Services, Inc. (a)	112
2		Gulf Island Fabrication, Inc.	58
12		Hercules Offshore, Inc. (a)	68
7		ION Geophysical Corp. (a)	63
4		Patterson-UTI Energy, Inc.	123
8		Pioneer Drilling Co. (a)	128

			1,481

		Oil, Gas & Consumable Fuels — 4.4%
1		Clayton Williams Energy, Inc. (a)	42
17		Cloud Peak Energy, Inc. (a)	351
24		Delek US Holdings, Inc.	380
28		Energy Partners Ltd. (a)	416
3		Frontline Ltd., (Bermuda) (c)	47
1		Gevo, Inc. (a)	8
9		KiOR, Inc., Class A (a)	139
7		McMoRan Exploration Co. (a)	124
26		Petroquest Energy, Inc. (a) (c)	182
2		Solazyme, Inc. (a)	46
10		Stone Energy Corp. (a)	289
5		Swift Energy Co. (a)	183
33		VAALCO Energy, Inc. (a)	199
24		W&T Offshore, Inc.	614
—	(h)	World Fuel Services Corp. (c)	7

			3,027

		Total Energy	4,508

		Financials — 19.1%
		Capital Markets — 1.0%
4		Affiliated Managers Group, Inc. (a)	396
5		Federated Investors, Inc., Class B (c)	110
4		Gladstone Capital Corp.	32
1		Janus Capital Group, Inc.	6
5		NGP Capital Resources Co.	39
2		Piper Jaffray Cos. (a)	60
11		Pzena Investment Management, Inc., Class A	62

			705

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 5.1%
4	1st Source Corp.	81
9	BancFirst Corp.	340
8	Cathay General Bancorp	126
9	City Holding Co. (c)	301
8	Financial Institutions, Inc.	133
57	First Commonwealth Financial Corp.	326
15	First Financial Bancorp	257
4	First Interstate Bancsystem, Inc.	52
3	First Merchants Corp.	22
13	FNB Corp.	135
2	Hampton Roads Bankshares, Inc. (a)	17
4	Heartland Financial USA, Inc.	57
3	MainSource Financial Group, Inc.	27
7	Nara Bancorp, Inc. (a)	54
17	Oriental Financial Group, Inc.	213
4	Sierra Bancorp	47
9	Simmons First National Corp., Class A	226
22	Southwest Bancorp, Inc. (a)	219
12	Suffolk Bancorp	162
12	Susquehanna Bancshares, Inc.	98
1	SVB Financial Group (a) (c)	84
21	TCF Financial Corp. (c)	286
3	UMB Financial Corp.	117
6	West Bancorp, Inc.	53
25	Wilshire Bancorp, Inc. (a)	73

		3,506

	Consumer Finance — 2.2%
9	Advance America Cash Advance Centers, Inc.	61
4	Credit Acceptance Corp. (a)	313
26	Dollar Financial Corp. (a)	556
7	Imperial Holdings, Inc. (a)	75
8	World Acceptance Corp. (a) (c)	531

		1,536

	Diversified Financial Services — 0.7%
10	Marlin Business Services Corp. (a)	122
10	PHH Corp. (a)	195
2	Portfolio Recovery Associates, Inc. (a)	178

		495

	Insurance — 2.5%
26	American Equity Investment Life Holding Co.	334
1	Aspen Insurance Holdings Ltd., (Bermuda)	36
3	Axis Capital Holdings Ltd., (Bermuda)	99
37	CNO Financial Group, Inc. (a)	289
1	Delphi Financial Group, Inc., Class A	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
5	Harleysville Group, Inc. (c)	141
7	Meadowbrook Insurance Group, Inc.	66
4	Navigators Group, Inc. (The) (a)	165
10	Platinum Underwriters Holdings Ltd., (Bermuda)	316
4	ProAssurance Corp. (a)	245

		1,711

	Real Estate Investment Trusts (REITs) — 7.1%
23	Anworth Mortgage Asset Corp.	171
14	Ashford Hospitality Trust, Inc.	171
1	Associated Estates Realty Corp.	18
4	BioMed Realty Trust, Inc.	75
31	Capstead Mortgage Corp.	414
9	CBL & Associates Properties, Inc.	165
2	Colonial Properties Trust	42
20	DCT Industrial Trust, Inc. (c)	106
10	DiamondRock Hospitality Co.	108
4	EastGroup Properties, Inc.	166
9	Education Realty Trust, Inc.	78
1	Equity Lifestyle Properties, Inc.	69
19	FelCor Lodging Trust, Inc. (a)	99
4	Home Properties, Inc.	237
9	Hospitality Properties Trust	221
35	Lexington Realty Trust (c)	316
15	LTC Properties, Inc.	428
30	MFA Financial, Inc.	244
1	Mid-America Apartment Communities, Inc.	47
12	Mission West Properties, Inc.	102
40	MPG Office Trust, Inc. (a) (c)	115
12	Pennsylvania Real Estate Investment Trust	182
4	PS Business Parks, Inc.	215
18	Ramco-Gershenson Properties Trust	225
6	Saul Centers, Inc.	248
30	Strategic Hotels & Resorts, Inc. (a)	214
27	Sunstone Hotel Investors, Inc. (a)	253
3	Taubman Centers, Inc.	166

		4,895

	Thrifts & Mortgage Finance — 0.5%
6	Astoria Financial Corp.	77
1	Capitol Federal Financial, Inc.	12
12	MGIC Investment Corp. (a)	71
6	OceanFirst Financial Corp.	81
10	Ocwen Financial Corp. (a)	130

		371

	Total Financials	13,219

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care — 13.3%
		Biotechnology — 4.2%
7		Achillion Pharmaceuticals, Inc. (a)	54
9		Acorda Therapeutics, Inc. (a)	294
19		Affymax, Inc. (a)	127
26		Ariad Pharmaceuticals, Inc. (a)	293
14		ArQule, Inc. (a)	88
29		BioCryst Pharmaceuticals, Inc. (a) (c)	110
19		BioMimetic Therapeutics, Inc. (a)	95
21		Chelsea Therapeutics International Ltd. (a)	109
59		Dynavax Technologies Corp. (a)	161
15		Incyte Corp., Ltd. (a) (c)	292
6		Ironwood Pharmaceuticals, Inc. (a)	88
6		Medivation, Inc. (a)	137
11		Momenta Pharmaceuticals, Inc. (a) (c)	218
—	(h)	Myrexis, Inc. (a)	2
4		Onyx Pharmaceuticals, Inc. (a)	124
3		Pharmasset, Inc. (a)	359
17		Savient Pharmaceuticals, Inc. (a) (c)	124
8		Seattle Genetics, Inc. (a)	166
4		Targacept, Inc. (a)	88

			2,929

		Health Care Equipment & Supplies — 2.8%
32		Greatbatch, Inc. (a)	856
2		HeartWare International, Inc. (a)	178
9		Immucor, Inc. (a)	186
13		Invacare Corp.	431
5		Sirona Dental Systems, Inc. (a)	260

			1,911

		Health Care Providers & Services — 3.9%
24		Alliance HealthCare Services, Inc. (a)	90
9		American Dental Partners, Inc. (a)	119
1		AMERIGROUP Corp. (a)	78
53		Cross Country Healthcare, Inc. (a)	400
5		Magellan Health Services, Inc. (a)	274
44		PharMerica Corp. (a)	562
6		Providence Service Corp. (The) (a)	81
19		Sunrise Senior Living, Inc. (a)	177
8		Team Health Holdings, Inc. (a)	169
16		Vanguard Health Systems, Inc. (a) (c)	266
10		WellCare Health Plans, Inc. (a)	488

			2,704

		Health Care Technology — 0.1%
5		ePocrates, Inc. (a)	97

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Life Sciences Tools & Services — 1.6%
107		Affymetrix, Inc. (a)	851
—	(h)	Mettler-Toledo International, Inc. (a)	68
13		Pacific Biosciences of California, Inc. (a)	154

			1,073

		Pharmaceuticals — 0.7%
13		Aegerion Pharmaceuticals, Inc. (a) (c)	198
13		Cadence Pharmaceuticals, Inc. (a) (c)	121
5		Sagent Pharmaceuticals, Inc. (a)	135

			454

		Total Health Care	9,168

		Industrials — 14.1%
		Aerospace & Defense — 1.2%
12		Cubic Corp.	627
27		GenCorp, Inc. (a) (c)	171

			798

		Air Freight & Logistics — 0.4%
3		Hub Group, Inc., Class A (a)	120
19		Pacer International, Inc. (a)	89
2		Park-Ohio Holdings Corp. (a)	36

			245

		Airlines — 0.4%
40		Hawaiian Holdings, Inc. (a)	228
4		Republic Airways Holdings, Inc. (a)	19

			247

		Building Products — 0.9%
28		Gibraltar Industries, Inc. (a)	314
8		Insteel Industries, Inc.	94
12		Quanex Building Products Corp.	192

			600

		Commercial Services & Supplies — 2.5%
30		ACCO Brands Corp. (a)	234
15		American Reprographics Co. (a)	107
10		Deluxe Corp.	242
4		G&K Services, Inc., Class A	132
14		Intersections, Inc.	248
33		Knoll, Inc. (c)	668
6		Metalico, Inc. (a)	35
3		Standard Parking Corp. (a)	45
4		Steelcase, Inc., Class A (c)	40

			1,751

		Construction & Engineering — 0.9%
1		Argan, Inc. (a)	12

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — Continued
20	EMCOR Group, Inc. (a)	595

		607

	Electrical Equipment — 0.4%
5	Acuity Brands, Inc.	273

	Industrial Conglomerates — 0.5%
7	Standex International Corp.	215
9	Tredegar Corp.	161

		376

	Machinery — 3.8%
3	Cascade Corp.	133
6	Douglas Dynamics, Inc.	102
4	Hurco Cos., Inc (a)	119
1	Kadant, Inc. (a)	31
9	Mueller Industries, Inc.	345
1	NACCO Industries, Inc., Class A	68
15	Nordson Corp. (c)	845
16	Sauer-Danfoss, Inc. (a)	806
8	Trimas Corp. (a)	208

		2,657

	Professional Services — 0.9%
4	Barrett Business Services, Inc.	50
28	School Specialty, Inc. (a)	404
20	SFN Group, Inc. (a)	185

		639

	Road & Rail — 1.1%
3	Celadon Group, Inc. (a)	39
4	Con-way, Inc.	151
10	Heartland Express, Inc.	157
25	Saia, Inc. (a)	421
1	Zipcar, Inc. (a) (c)	27

		795

	Trading Companies & Distributors — 1.1%
10	Aircastle Ltd.	121
7	Applied Industrial Technologies, Inc.	249
7	TAL International Group, Inc.	256
2	WESCO International, Inc. (a)	108

		734

	Total Industrials	9,722

	Information Technology — 16.2%
	Communications Equipment — 2.3%
7	Arris Group, Inc. (a)	78
3	Aviat Networks, Inc. (a)	13
8	Black Box Corp.	263

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Communications Equipment — Continued
7	Comtech Telecommunications Corp.	193
10	Emulex Corp. (a)	88
12	InterDigital, Inc. (c)	486
17	Oplink Communications, Inc. (a)	307
4	Plantronics, Inc.	128
20	Powerwave Technologies, Inc. (a)	60

		1,616

	Computers & Peripherals — 0.7%
6	Electronics for Imaging, Inc. (a)	96
4	Fusion-io, Inc. (a) (c)	123
7	Hypercom Corp. (a)	69
13	Imation Corp. (a)	126
16	Quantum Corp. (a)	52

		466

	Electronic Equipment, Instruments & Components — 2.8%
5	Agilysys, Inc. (a)	41
3	Anixter International, Inc.	163
38	Brightpoint, Inc. (a)	304
19	Checkpoint Systems, Inc. (a)	345
11	Coherent, Inc. (a)	602
3	Electro Rent Corp.	48
13	Methode Electronics, Inc.	146
1	NeoPhotonics Corp. (a)	8
4	Newport Corp. (a)	71
9	Power-One, Inc. (a) (c)	74
20	Pulse Electronics Corp.	87
4	RadiSys Corp. (a) (c)	25

		1,914

	Internet Software & Services — 0.7%
1	Ancestry.com, Inc. (a)	45
7	Cornerstone OnDemand, Inc. (a) (c)	131
2	Demand Media, Inc. (a) (c)	24
12	QuinStreet, Inc. (a)	160
4	Responsys, Inc. (a)	69
5	Saba Software, Inc. (a)	48

		477

	IT Services — 0.9%
11	CIBER, Inc. (a)	58
5	CSG Systems International, Inc. (a)	91
7	Global Cash Access Holdings, Inc. (a)	21
4	Heartland Payment Systems, Inc.	72
6	ServiceSource International, Inc. (a)	122
1	TNS, Inc. (a)	13
4	Unisys Corp. (a)	101

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
3	VeriFone Systems, Inc. (a)	147

		625

	Semiconductors & Semiconductor Equipment — 3.6%
9	Amkor Technology, Inc. (a)	56
5	Applied Micro Circuits Corp. (a)	47
4	ATMI, Inc. (a)	71
7	Cirrus Logic, Inc. (a)	110
4	Cymer, Inc. (a)	208
4	DSP Group, Inc. (a)	30
10	GSI Technology, Inc. (a)	71
25	GT Solar International, Inc. (a) (c)	410
7	Integrated Device Technology, Inc. (a)	55
7	Kulicke & Soffa Industries, Inc. (a)	82
12	Lattice Semiconductor Corp. (a)	76
66	LSI Corp. (a)	467
13	LTX-Credence Corp. (a)	115
26	Micrel, Inc.	271
1	Novellus Systems, Inc. (a)	51
8	Photronics, Inc. (a)	71
22	RF Micro Devices, Inc. (a)	137
4	Rudolph Technologies, Inc. (a)	42
4	Semtech Corp. (a)	115
1	Veeco Instruments, Inc. (a)	34

		2,519

	Software — 5.2%
35	Aspen Technology, Inc. (a)	608
5	EPIQ Systems, Inc.	67
4	Fair Isaac Corp.	118
4	JDA Software Group, Inc. (a)	115
22	Manhattan Associates, Inc. (a)	761
3	MicroStrategy, Inc., Class A (a)	407
39	Monotype Imaging Holdings, Inc. (a)	545
3	Quest Software, Inc. (a)	57
19	TeleNav, Inc. (a)	342
7	TIBCO Software, Inc. (a)	194
15	Websense, Inc. (a)	382

		3,596

	Total Information Technology	11,213

	Materials — 4.8%
	Chemicals — 2.3%
14	Georgia Gulf Corp. (a)	338
4	Innophos Holdings, Inc.	190
11	Minerals Technologies, Inc.	742
7	PolyOne Corp.	101

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Chemicals — Continued
36	Spartech Corp. (a)	220

		1,591

	Containers & Packaging — 0.4%
3	Boise, Inc.	19
21	Graphic Packaging Holding Co. (a)	114
6	Myers Industries, Inc.	65
1	Rock-Tenn Co., Class A	93

		291

	Metals & Mining — 1.3%
6	Hecla Mining Co. (a) (c)	48
20	Noranda Aluminum Holding Corp. (a)	303
24	Worthington Industries, Inc.	559

		910

	Paper & Forest Products — 0.8%
6	Buckeye Technologies, Inc.	151
2	Domtar Corp., (Canada)	171
7	Neenah Paper, Inc.	157
5	PH Glatfelter Co.	74

		553
	Total Materials	3,345

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.3%
6	Boingo Wireless, Inc. (a)	57
17	Consolidated Communications Holdings, Inc.	327
109	Vonage Holdings Corp. (a)	482

		866

	Wireless Telecommunication Services — 0.3%
14	USA Mobility, Inc.	220

	Total Telecommunication Services	1,086

	Utilities — 3.2%
	Electric Utilities — 1.0%
9	El Paso Electric Co.	284
9	Portland General Electric Co.	220
4	UniSource Energy Corp.	146

		650

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.3%
3	Laclede Group, Inc. (The)	106
3	New Jersey Resources Corp.	138
6	Nicor, Inc.	345
5	Piedmont Natural Gas Co., Inc.	160
4	Southwest Gas Corp.	151

		900

	Multi-Utilities — 0.9%
19	NorthWestern Corp.	639

	Total Utilities	2,189

	Total Common Stocks (Cost $55,244)	66,710

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
175	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $175)	175

SHARES
Short-Term Investment — 2.8%
	Investment Company — 2.8%
1,968	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $1,968)	1,968

Investments of Cash Collateral for Securities on Loan — 8.1%
	Investment Company — 8.1%
5,597	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $5,597)	5,597

	Total Investments — 107.7% (Cost $62,984)	74,450
	Liabilities in Excess of Other Assets — (7.7)%	(5,299)

	NET ASSETS — 100.0%	$69,151

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	E-mini Russell 2000	09/16/11	$2,311	$96

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan Small Cap FundS

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$367,291	$447,543	$2,457,850
Investments in affiliates, at value	32,358	122,972	108,949

Total investment securities, at value	399,649	570,515	2,566,799
Deposits at broker for futures contracts	—	2,990	—
Receivables:
Investment securities sold	12,040	3,510	11,623
Fund shares sold	2,766	1,110	19,247
Interest and dividends	118	450	1,311
Securities lending income	48	39	29
Variation margin on futures contracts	—	805	—

Total Assets	414,621	579,419	2,599,009

LIABILITIES:
Payables:
Due to custodian	—	126	—
Investment securities purchased	13,116	2,416	888
Collateral for securities lending program	23,887	26,812	54,593
Fund shares redeemed	569	38	16,478
Accrued liabilities:
Investment advisory fees	189	251	818
Administration Fees	26	36	183
Shareholder servicing fees	73	—	345
Distribution fees	70	—	174
Custodian and accounting fees	24	20	56
Trustees’ and Chief Compliance Officer’s fees	1	1	2
Other	292	189	879

Total Liabilities	38,247	29,889	74,416

Net Assets	$376,374	$549,530	$2,524,593

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$316,072	$491,968	$1,810,760
Accumulated undistributed (distributions in excess of) net investment income	(280)	1,920	7,438
Accumulated net realized gains (losses)	(19,102)	(66,762)	91,304
Net unrealized appreciation (depreciation)	79,684	122,404	615,091

Total Net Assets	$376,374	$549,530	$2,524,593

Net Assets:
Class A	$159,290	$—	$699,042
Class B	1,865	—	13,032
Class C	64,298	—	39,403
Class R2	—	—	5,109
Class R5	—	—	567,675
Select Class	150,921	549,530	1,200,332

Total	$376,374	$549,530	$2,524,593

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,885	—	19,037
Class B	104	—	414
Class C	3,576	—	1,255
Class R2	—	—	140
Class R5	—	—	14,178
Select Class	7,055	13,934	30,024

Net Asset Value:
Class A — Redemption price per share	$20.20	$—	$36.72
Class B — Offering price per share (a)	18.01	—	31.46
Class C — Offering price per share (a)	17.98	—	31.41
Class R2 — Offering and redemption price per share	—	—	36.41
Class R5 — Offering and redemption price per share	—	—	40.04
Select Class — Offering and redemption price per share	21.39	39.44	39.98
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.32	$—	$38.75

Cost of investments in non-affiliates	$287,607	$328,981	$1,842,759
Cost of investments in affiliates	32,358	122,972	108,949
Value of securities on loan	23,406	26,318	53,687

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$725,046	$555,274	$66,885
Investments in affiliates, at value	77,139	43,373	7,565

Total investment securities, at value	802,185	598,647	74,450
Receivables:
Investment securities sold	23,936	8,688	1,127
Fund shares sold	5,541	3,337	213
Interest and dividends	238	946	62
Securities lending income	113	57	6
Variation margin on futures contracts	—	118	16

Total Assets	832,013	611,793	75,874

LIABILITIES:
Payables:
Dividends	—	351	—
Investment securities purchased	16,328	8,391	983
Collateral for securities lending program	68,596	29,152	5,597
Fund shares redeemed	915	759	35
Accrued liabilities:
Investment advisory fees	337	292	23
Administration Fees	2	44	5
Shareholder servicing fees	105	58	10
Distribution fees	82	65	3
Custodian and accounting fees	21	35	19
Trustees’ and Chief Compliance Officer’s fees	1	2	—	(a)
Other	146	267	48

Total Liabilities	86,533	39,416	6,723

Net Assets	$745,480	$572,377	$69,151

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$570,654	$552,535	$64,029
Accumulated undistributed (distributions in excess of) net investment income	(559)	(159)	137
Accumulated net realized gains (losses)	6,756	(69,343)	(6,577)
Net unrealized appreciation (depreciation)	168,629	89,344	11,562

Total Net Assets	$745,480	$572,377	$69,151

Net Assets:
Class A	$271,606	$202,094	$12,271
Class B	6,049	6,611	—
Class C	31,665	31,602	1,173
Class R2	16,109	6,082	—
Class R5	—	31,899	—
Class R6	83,457	103,457	—
Institutional Class	207,977	—	20,763
Select Class	128,617	190,632	34,944

Total	$745,480	$572,377	$69,151

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	22,326	10,644	1,155
Class B	602	394	—
Class C	3,021	1,899	112
Class R2	1,333	321	—
Class R5	—	1,609	—
Class R6	6,481	5,216	—
Institutional Class	16,159	—	1,932
Select Class	10,093	9,616	3,246

Net Asset Value:
Class A — Redemption price per share	$12.17	$18.99	$10.62
Class B — Offering price per share (b)	10.04	16.78	—
Class C — Offering price per share (b)	10.48	16.64	10.50
Class R2 — Offering and redemption price per share	12.09	18.93	—
Class R5 — Offering and redemption price per share	—	19.82	—
Class R6 — Offering and redemption price per share	12.88	19.83	—
Institutional Class — Offering and redemption price per share	12.87	—	10.75
Select Class — Offering and redemption price per share	12.74	19.82	10.76
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.84	$20.04	$11.21

Cost of investments in non-affiliates	$556,417	$466,597	$55,419
Cost of investments in affiliates	77,139	43,373	7,565
Value of securities on loan	67,031	28,515	5,473

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$4		$—
Dividend income from non-affiliates	1,106		5,706		37,021
Dividend income from affiliates	8		14		95
Income from securities lending (net)	308		448		1,053
Other income	8		13		21

Total investment income	1,430		6,185		38,190

EXPENSES:
Investment advisory fees	1,813		3,400		14,431
Administration fees	250		471		1,996
Distribution fees:
Class A	287		—		1,565
Class B	16		—		103
Class C	427		—		280
Class R2	—		—		26
Shareholder servicing fees:
Class A	287		—		1,565
Class B	5		—		34
Class C	142		—		93
Class R2	—		—		13
Class R5	—		—		197
Select Class	263		1,308		2,858
Custodian and accounting fees	54		56		132
Interest expense to affiliates	—	(a)	—	(a)	—	(a)
Professional fees	50		56		56
Trustees’ and Chief Compliance Officer’s fees	4		7		24
Printing and mailing costs	60		387		291
Registration and filing fees	55		11		146
Transfer agent fees	498		3		2,954
Other	9		6		21

Total expenses	4,220		5,705		26,785

Less amounts waived	(279)		(1,543)		(3,224)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	3,941		4,162		23,561

Net investment income (loss)	(2,511)		2,023		14,629

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	28,202		46,383		94,478
Futures	—		2,001		—

Net realized gain (loss)	28,202		48,384		94,478

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	65,759		109,786		572,464
Futures	—		4,065		—

Change in net unrealized appreciation (depreciation)	65,759		113,851		572,464

Net realized/unrealized gains (losses)	93,961		162,235		666,942

Change in net assets resulting from operations	$91,450		$164,258		$681,571

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$5		$—	(a)
Dividend income from non-affiliates	2,294		8,987		589
Dividend income from affiliates	17		16		2
Income from securities lending (net)	676		635		52
Other income	27		8		16

Total investment income	3,014		9,651		659

EXPENSES:
Investment advisory fees	3,748		3,267		313
Administration fees	518		452		47
Distribution fees:
Class A	529		458		18
Class B	48		56		—
Class C	195		211		5
Class R2	37		15		—
Shareholder servicing fees:
Class A	529		458		18
Class B	16		19		—
Class C	65		70		1
Class R2	18		8		—
Class R5	—		22		—
Institutional Class	172		—		16
Select Class	298		459		71
Custodian and accounting fees	53		78		43
Interest expense to affiliates	—	(a)	—	(a)	—
Professional fees	52		46		52
Trustees’ and Chief Compliance Officer’s fees	4		3		1
Printing and mailing costs	91		103		3
Registration and filing fees	96		94		47
Transfer agent fees	575		605		24
Other	16		15		7

Total expenses	7,060		6,439		666

Less amounts waived	(840)		(775)		(148)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	6,220		5,664		518

Net investment income (loss)	(3,206)		3,987		141

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	70,690		14,696		4,074
Futures	—		2,961		326

Net realized gain (loss)	70,690		17,657		4,400

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	133,726		106,574		9,955
Futures	—		795		100

Change in net unrealized appreciation (depreciation)	133,726		107,369		10,055

Net realized/unrealized gains (losses)	204,416		125,026		14,455

Change in net assets resulting from operations	$201,210		$129,013		$14,596

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,511)	$(1,819)	$2,023	$1,820
Net realized gain (loss)	28,202	19,547	48,384	590
Change in net unrealized appreciation (depreciation)	65,759	5,085	113,851	76,952

Change in net assets resulting from operations	91,450	22,813	164,258	79,362

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(1,795)	(3,749)

Total distributions to shareholders	—	—	(1,795)	(3,749)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	112,643	4,594	(103,994)	77,467

NET ASSETS:
Change in net assets	204,093	27,407	58,469	153,080
Beginning of period	172,281	144,874	491,061	337,981

End of period	$376,374	$172,281	$549,530	$491,061

Accumulated undistributed (distributions in excess of) net investment income	$(280)	$(10)	$1,920	$1,770

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,629	$5,932	$(3,206)	$(2,223)
Net realized gain (loss)	94,478	121,929	70,690	37,233
Change in net unrealized appreciation (depreciation)	572,464	84,303	133,726	34,785

Change in net assets resulting from operations	681,571	212,164	201,210	69,795

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,060)	(686)	—	—
From net realized gains	(19,043)	—	—	—
Class B
From net realized gains	(506)	—	—	—
Class C
From net realized gains	(1,347)	—	—	—
Class R2
From net investment income	—	(4)	—	—
From net realized gains	(172)	—	—	—
Class R5
From net investment income	(1,948)	(940)	—	—
From net realized gains	(9,777)	—	—	—
Select Class
From net investment income	(4,611)	(2,992)	—	—
From net realized gains	(33,431)	—	—	—

Total distributions to shareholders	(71,895)	(4,622)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	144,612	454,753	126,045	28,115

NET ASSETS:
Change in net assets	754,288	662,295	327,255	97,910
Beginning of period	1,770,305	1,108,010	418,225	320,315

End of period	$2,524,593	$1,770,305	$745,480	$418,225

Accumulated undistributed (distributions in excess of) net investment income	$7,438	$714	$(559)	$(13)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,987	$3,331	$141	$126
Net realized gain (loss)	17,657	(11,967)	4,400	1,350
Change in net unrealized appreciation (depreciation)	107,369	107,160	10,055	6,774

Change in net assets resulting from operations	129,013	98,524	14,596	8,250

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,299)	(882)	(29)	(4)
Class B
From net investment income	(27)	(11)	—	—
Class C
From net investment income	(126)	(39)	—	(2)
Class R2
From net investment income	(29)	(1)	—	—
Class R5
From net investment income	(293)	(319)	—	—
Class R6 (a)
From net investment income	(700)	(266)	—	—
Institutional Class
From net investment income	—	—	(46)	(118)
Select Class
From net investment income	(1,496)	(1,371)	(51)	(241)

Total distributions to shareholders	(3,970)	(2,889)	(126)	(365)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	18,276	(36,031)	18,766	(2,088)

NET ASSETS:
Change in net assets	143,319	59,604	33,236	5,797
Beginning of period	429,058	369,454	35,915	30,118

End of period	$572,377	$429,058	$69,151	$35,915

Accumulated undistributed (distributions in excess of) net investment income	$(159)	$(178)	$137	$122

(a)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$94,508	$49,016	$—	$—
Cost of shares redeemed	(44,068)	(37,435)	—	—

Change in net assets from Class A capital transactions	$50,440	$11,581	$—	$—

Class B
Proceeds from shares issued	52	1,917	—	—
Cost of shares redeemed	(1,314)	(16,976)	—	—

Change in net assets from Class B capital transactions	$(1,262)	$(15,059)	$—	$—

Class C
Proceeds from shares issued	23,259	19,599	—	—
Cost of shares redeemed	(25,022)	(20,792)	—	—

Change in net assets from Class C capital transactions	$(1,763)	$(1,193)	$—	$—

Select Class
Proceeds from shares issued	110,890	62,358	50,308	137,575
Dividends and distributions reinvested	—	—	1,638	3,093
Cost of shares redeemed	(45,662)	(53,093)	(155,940)	(63,201)

Change in net assets from Select Class capital transactions	$65,228	$9,265	$(103,994)	$77,467

Total change in net assets from capital transactions	$112,643	$4,594	$(103,994)	$77,467

SHARE TRANSACTIONS:
Class A
Issued	5,157	3,547	—	—
Redeemed	(2,500)	(2,645)	—	—

Change in Class A Shares	2,657	902	—	—

Class B
Issued	3	162	—	—
Redeemed	(87)	(1,473)	—	—

Change in Class B Shares	(84)	(1,311)	—	—

Class C
Issued	1,440	1,578	—	—
Redeemed	(1,584)	(1,667)	—	—

Change in Class C Shares	(144)	(89)	—	—

Select Class
Issued	5,859	4,210	1,456	4,714
Reinvested	—	—	45	109
Redeemed	(2,366)	(3,575)	(4,737)	(2,173)

Change in Select Class Shares	3,493	635	(3,236)	2,650

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$193,253	$228,115	$130,913	$62,712
Dividends and distributions reinvested	17,092	581	—	—
Cost of shares redeemed	(211,462)	(135,499)	(76,654)	(49,042)

Change in net assets from Class A capital transactions	$(1,117)	$93,197	$54,259	$13,670

Class B
Proceeds from shares issued	154	217	731	742
Dividends and distributions reinvested	456	—	—	—
Cost of shares redeemed	(4,282)	(3,329)	(3,418)	(4,047)

Change in net assets from Class B capital transactions	$(3,672)	$(3,112)	$(2,687)	$(3,305)

Class C
Proceeds from shares issued	3,420	4,734	10,534	6,713
Dividends and distributions reinvested	1,029	—	—	—
Cost of shares redeemed	(7,383)	(8,308)	(7,197)	(4,739)

Change in net assets from Class C capital transactions	$(2,934)	$(3,574)	$3,337	$1,974

Class R2
Proceeds from shares issued	2,674	6,709	15,456	2,659
Dividends and distributions reinvested	55	1	—	—
Cost of shares redeemed	(3,719)	(4,091)	(2,622)	(1,091)

Change in net assets from Class R2 capital transactions	$(990)	$2,619	$12,834	$1,568

Class R5
Proceeds from shares issued	297,001	200,560	—	—
Dividends and distributions reinvested	11,063	898	—	—
Cost of shares redeemed	(96,978)	(51,157)	—	—

Change in net assets from Class R5 capital transactions	$211,086	$150,301	$—	$—

Class R6 (a)
Proceeds from shares issued	—	—	79,204	—
Cost of shares redeemed	—	—	(277)	—

Change in net assets from Class R6 capital transactions	$—	$—	$78,927	$—

Institutional Class
Proceeds from shares issued	—	—	128,356	77,122
Cost of shares redeemed	—	—	(133,441)	(59,288)

Change in net assets from Institutional Class capital transactions	$—	$—	$(5,085)	$17,834

Select Class
Proceeds from shares issued	402,797	509,125	72,991	42,947
Dividends and distributions reinvested	26,913	1,979	—	—
Cost of shares redeemed	(487,471)	(295,782)	(88,531)	(46,573)

Change in net assets from Select Class capital transactions	$(57,761)	$215,322	$(15,540)	$(3,626)

Total change in net assets from capital transactions	$144,612	$454,753	$126,045	$28,115

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	5,780	8,252	12,058	7,562
Reinvested	514	21	—	—
Redeemed	(6,454)	(4,864)	(7,144)	(5,981)

Change in Class A Shares	(160)	3,409	4,914	1,581

Class B
Issued	5	10	81	108
Reinvested	16	—	—	—
Redeemed	(149)	(138)	(398)	(593)

Change in Class B Shares	(128)	(128)	(317)	(485)

Class C
Issued	119	202	1,098	941
Reinvested	36	—	—	— (a)
Redeemed	(258)	(345)	(791)	(658)

Change in Class C Shares	(103)	(143)	307	283

Class R2
Issued	82	258	1,374	310
Reinvested	1	— (a)	—	—
Redeemed	(113)	(150)	(230)	(129)

Change in Class R2 Shares	(30)	108	1,144	181

Class R5
Issued	7,893	6,830	—	—
Reinvested	304	30	—	—
Redeemed	(2,591)	(1,649)	—	—

Change in Class R5 Shares	5,606	5,211	—	—

Class R6 (a)
Issued	—	—	6,501	—
Redeemed	—	—	(20)	—

Change in Class R6 Shares	—	—	6,481	—

Institutional Class
Issued	—	—	11,081	8,864
Redeemed	—	—	(11,667)	(6,513)

Change in Institutional Class Shares	—	—	(586)	2,351

Select Class
Issued	11,168	17,328	6,430	4,970
Reinvested	742	66	—	—
Redeemed	(13,187)	(9,692)	(7,950)	(5,724)

Change in Select Class Shares	(1,277)	7,702	(1,520)	(754)

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund			U.S. Small Company Fund
	Year Ended 6/30/2011		Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$75,776		$92,113	$12,982	$1,350
Dividends and distributions reinvested	1,221		754	29	4
Cost of shares redeemed	(70,870)		(78,820)	(3,018)	(1,042)

Change in net assets from Class A capital transactions	$6,127		$14,047	$9,993	$312

Class B
Proceeds from shares issued	155		363	—	—
Dividends and distributions reinvested	25		10	—	—
Cost of shares redeemed	(2,954)		(6,605)	—	—

Change in net assets from Class B capital transactions	$(2,774)		$(6,232)	$—	$—

Class C
Proceeds from shares issued	8,850		8,138	821	331
Dividends and distributions reinvested	101		30	—	2
Cost of shares redeemed	(7,833)		(6,546)	(178)	(68)

Change in net assets from Class C capital transactions	$1,118		$1,622	$643	$265

Class R2
Proceeds from shares issued	6,061		654	—	—
Dividends and distributions reinvested	25		1	—	—
Cost of shares redeemed	(1,011)		(176)	—	—

Change in net assets from Class R2 capital transactions	$5,075		$479	$—	$—

Class R5
Proceeds from shares issued	37,941		41,010	—	—
Dividends and distributions reinvested	114		172	—	—
Cost of shares redeemed	(70,073	)(c)	(10,553)	—	—

Change in net assets from Class R5 capital transactions	$(32,018)		$30,629	$—	$—

Class R6 (b)
Proceeds from shares issued	84,590	(c)	24,469	—	—
Dividends and distributions reinvested	700		—	—	—
Cost of shares redeemed	(12,534)		(25,160)	—	—

Change in net assets from Class R6 capital transactions	$72,756		$(691)	$—	$—

Institutional Class
Proceeds from shares issued	—		—	6,216	99
Dividends and distributions reinvested	—		—	46	85
Cost of shares redeemed	—		—	(615)	(948)

Change in net assets from Institutional Class capital transactions	$—		$—	$5,647	$(764)

Select Class
Proceeds from shares issued	48,920		56,173	7,607	948
Dividends and distributions reinvested	588		502	38	175
Cost of shares redeemed	(81,516)		(132,560)	(5,162)	(3,024)

Change in net assets from Select Class capital transactions	$(32,008)		$(75,885)	$2,483	$(1,901)

Total change in net assets from capital transactions	$18,276		$(36,031)	$18,766	$(2,088)

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Small Cap Value Fund			U.S. Small Company Fund
	Year Ended 6/30/2011		Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	4,296		6,155	1,378	161
Reinvested	65		50	3	—
Redeemed	(4,060)		(5,321)	(300)	(126)

Change in Class A Shares	301		884	1,081	35

Class B
Issued	10		28	—	—
Reinvested	2		1	—	—
Redeemed	(189)		(501)	—	—

Change in Class B Shares	(177)		(472)	—	—

Class C
Issued	567		625	81	43
Reinvested	6		2	—	— (a)
Redeemed	(512)		(511)	(18)	(9)

Change in Class C Shares	61		116	63	34

Class R2
Issued	341		43	—	—
Reinvested	1		— (a)	—	—
Redeemed	(58)		(11)	—	—

Change in Class R2 Shares	284		32	—	—

Class R5
Issued	2,072		2,729	—	—
Reinvested	6		11	—	—
Redeemed	(3,647	)(c)	(679)	—	—

Change in Class R5 Shares	(1,569)		2,061	—	—

Class R6 (b)
Issued	4,356	(c)	1,627	—	—
Reinvested	35		—	—	—
Redeemed	(736)		(1,584)	—	—

Change in Class R6 Shares	3,655		43	—	—

Institutional Class
Issued	—		—	618	13
Reinvested	—		—	5	11
Redeemed	—		—	(59)	(122)

Change in Institutional Class Shares	—		—	564	(98)

Select Class
Issued	2,602		3,618	704	118
Reinvested	30		33	4	22
Redeemed	(4,602)		(8,933)	(545)	(387)

Change in Select Class Shares	(1,970)		(5,282)	163	(247)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.
(c)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 2,094,000 Class R5 Shares for 2,093,000 Class R6 Shares. This exchange amounted to approximately $40,210,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2011	$13.80	$(0.16	)(c)	$6.56	$6.40	$—
Year Ended June 30, 2010	11.89	(0.13	)(c)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(c)	(4.65)	(4.76)	—
Year Ended June 30, 2008	20.73	(0.19	)(c)	(2.09)	(2.28)	(1.80)
Year Ended June 30, 2007	19.34	(0.19	)(c)	3.59	3.40	(2.01)

Class B
Year Ended June 30, 2011	12.37	(0.23	)(c)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(c)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(c)	(4.23)	(4.39)	—
Year Ended June 30, 2008	19.09	(0.28	)(c)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.07	(0.29	)(c)	3.32	3.03	(2.01)

Class C
Year Ended June 30, 2011	12.35	(0.23	)(c)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(c)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(c)	(4.22)	(4.38)	—
Year Ended June 30, 2008	19.06	(0.28	)(c)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.04	(0.29	)(c)	3.32	3.03	(2.01)

Select Class
Year Ended June 30, 2011	14.56	(0.11	)(c)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(c)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(c)	(4.88)	(4.94)	—
Year Ended June 30, 2008	21.53	(0.12	)(c)	(2.17)	(2.29)	(1.80)
Year Ended June 30, 2007	19.95	(0.12	)(c)	3.71	3.59	(2.01)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$20.20	46.38%	$159,290	1.42%	(0.91)%	1.50%	79%
13.80	16.06	72,134	1.49	(0.92)	1.78	120
11.89	(28.59)	51,434	1.50	(0.86)	2.16	83
16.65	(11.92)	77,384	1.50	(0.99)	1.95	122
20.73	18.59	87,347	1.50	(1.00)	2.04	144

18.01	45.59	1,865	1.99	(1.48)	2.04	79
12.37	15.28	2,326	2.09	(1.58)	2.39	120
10.73	(29.03)	16,081	2.10	(1.46)	2.65	83
15.12	(12.38)	27,388	2.10	(1.59)	2.44	122
19.09	17.81	35,349	2.10	(1.61)	2.53	144

17.98	45.59	64,298	1.98	(1.47)	2.02	79
12.35	15.31	45,949	2.09	(1.53)	2.30	120
10.71	(29.03)	40,775	2.10	(1.46)	2.66	83
15.09	(12.40)	58,290	2.10	(1.59)	2.44	122
19.06	17.84	72,836	2.10	(1.60)	2.55	144

21.39	46.91	150,921	1.08	(0.57)	1.24	79
14.56	16.48	51,872	1.09	(0.52)	1.53	120
12.50	(28.33)	36,584	1.10	(0.46)	1.92	83
17.44	(11.50)	35,071	1.10	(0.60)	1.70	122
21.53	19.00	31,603	1.10	(0.60)	1.80	144

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Year Ended June 30, 2011	$28.60	$0.17	$10.80		$10.97	$(0.13)	$—	$(0.13)
Year Ended June 30, 2010	23.28	0.09	5.47		5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27	(10.26	)(c)(d)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34	(9.43)		(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25	7.07		7.32	(0.22)	(2.97)	(3.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(10.27), and the total return would have been (27.69)%.
(d)	Includes gains resulting from litigation payments on securities owned in prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(10.30) and the total return would have been (27.78)%.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$39.44	38.37%		$549,530	0.79%	0.39%	1.09%	38%
28.60	23.89		491,061	0.80	0.40	1.09	40
23.28	(27.66	)(c)(d)	337,981	0.80	0.96	1.10	42
35.77	(18.23)		558,129	0.80	0.77	1.07	35
51.34	15.99		1,016,826	0.80	0.49	1.08	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2011	$27.54	$0.14	(e)	$10.15	$10.29	$(0.06)	$(1.05)	$(1.11)
Year Ended June 30, 2010	23.59	0.05	(e)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(e)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(e)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(e)	6.01	6.14	— (f)	(1.28)	(1.28)

Class B
Year Ended June 30, 2011	23.79	(0.01	)(e)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(e)	(3.43)	(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(e)	5.32	5.29	—	(1.28)	(1.28)

Class C
Year Ended June 30, 2011	23.75	(0.02	)(e)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(e)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(e)	5.31	5.29	—	(1.28)	(1.28)

Class R2
Year Ended June 30, 2011	27.33	0.07	(e)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(e)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (g) through June 30, 2009	20.98	(0.06	)(e)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2011	29.92	0.31	(e)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(e)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(e)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(e)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(e)	6.45	6.77	(0.12)	(1.28)	(1.40)

Select Class
Year Ended June 30, 2011	29.88	0.27	(e)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(e)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(e)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(e)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(e)	6.45	6.70	(0.09)	(1.28)	(1.37)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$36.72	37.77%	$699,042	1.29%	0.43%	1.40%	39%
27.54	16.91	528,676	1.29	0.16	1.38	44
23.59	(13.97)	372,525	1.30	(0.13)	1.44	45
27.42	(11.80)	405,375	1.25	0.18	1.40	52
33.16	22.23	522,428	1.15	0.41	1.39	26

31.46	37.10	13,032	1.79	(0.05)	1.90	39
23.79	16.28	12,890	1.79	(0.33)	1.88	44
20.46	(14.39)	13,711	1.80	(0.64)	1.94	45
23.90	(12.21)	21,212	1.75	(0.32)	1.90	52
29.17	21.60	30,769	1.65	(0.10)	1.89	26

31.41	37.13	39,403	1.79	(0.06)	1.90	39
23.75	16.31	32,259	1.79	(0.33)	1.88	44
20.42	(14.42)	30,661	1.80	(0.64)	1.94	45
23.86	(12.21)	45,375	1.75	(0.32)	1.90	52
29.15	21.61	64,603	1.65	(0.07)	1.89	26

36.41	37.46	5,109	1.54	0.22	1.65	39
27.33	16.53	4,634	1.54	(0.16)	1.63	44
23.48	12.30	1,461	1.55	(0.39)	1.75	45

40.04	38.46	567,675	0.79	0.85	0.96	39
29.92	17.44	256,458	0.79	0.63	0.93	44
25.60	(13.50)	86,024	0.80	0.38	0.99	45
29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26

39.98	38.21	1,200,332	0.99	0.75	1.15	39
29.88	17.21	935,388	0.99	0.45	1.13	44
25.58	(13.69)	603,628	1.00	0.17	1.19	45
29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2011	$8.28	$(0.08	)(e)	$3.97		$3.89	$—
Year Ended June 30, 2010	6.80	(0.06	)(e)	1.54		1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(e)	(2.10	)(f)	(2.14)	—
Year Ended June 30, 2008	11.98	(0.06	)(e)	(1.28)		(1.34)	(1.70)
Year Ended June 30, 2007	11.91	(0.07	)(e)	1.93		1.86	(1.79)

Class B
Year Ended June 30, 2011	6.87	(0.11	)(e)	3.28		3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(e)	1.29		1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(e)	(1.78	)(f)	(1.85)	—
Year Ended June 30, 2008	10.41	(0.11	)(e)	(1.08)		(1.19)	(1.70)
Year Ended June 30, 2007	10.62	(0.13	)(e)	1.71		1.58	(1.79)

Class C
Year Ended June 30, 2011	7.17	(0.12	)(e)	3.43		3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(e)	1.34		1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(e)	(1.85	)(f)	(1.92)	—
Year Ended June 30, 2008	10.78	(0.11	)(e)	(1.13)		(1.24)	(1.70)
Year Ended June 30, 2007	10.94	(0.13	)(e)	1.76		1.63	(1.79)

Class R2
Year Ended June 30, 2011	8.25	(0.11	)(e)	3.95		3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(e)	1.54		1.46	—
November 3, 2008 (h) through June 30, 2009	6.28	(0.03	)(e)	0.54		0.51	—

Class R6
November 30, 2010 (h) through June 30, 2011	11.02	(0.02	)(e)	1.88		1.86	—

Institutional Class
Year Ended June 30, 2011	8.73	(0.04	)(e)	4.18		4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(e)	1.63		1.60	—
Year Ended June 30, 2009	9.36	(0.01	)(e)	(2.22	)(f)	(2.23)	—
Year Ended June 30, 2008	12.41	(0.02	)(e)	(1.33)		(1.35)	(1.70)
Year Ended June 30, 2007	12.23	(0.03	)(e)	2.00		1.97	(1.79)

Select Class
Year Ended June 30, 2011	8.65	(0.05	)(e)	4.14		4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(e)	1.61		1.57	—
Year Ended June 30, 2009	9.30	(0.03	)(e)	(2.19	)(f)	(2.22)	—
Year Ended June 30, 2008	12.37	(0.04	)(e)	(1.33)		(1.37)	(1.70)
Year Ended June 30, 2007	12.21	(0.05	)(e)	2.00		1.95	(1.79)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.17	46.98%		$271,606	1.24%	(0.72)%	1.39%	79%
8.28	21.76		144,214	1.25	(0.71)	1.44	83
6.80	(23.94	)(f)	107,591	1.25	(0.55)	1.58	83
8.94	(12.93	)(g)	120,723	1.25	(0.56)	1.39	71
11.98	16.90		108,013	1.25	(0.65)	1.36	86

10.04	46.14		6,049	1.78	(1.26)	1.89	79
6.87	21.16		6,318	1.85	(1.33)	1.94	83
5.67	(24.60	)(f)	7,967	1.85	(1.15)	2.06	83
7.52	(13.48	)(g)	13,420	1.85	(1.18)	1.89	71
10.41	16.26		20,719	1.84	(1.25)	1.86	86

10.48	46.16		31,665	1.78	(1.26)	1.89	79
7.17	21.11		19,472	1.85	(1.31)	1.94	83
5.92	(24.49	)(f)	14,396	1.85	(1.15)	2.07	83
7.84	(13.49	)(g)	18,615	1.85	(1.17)	1.89	71
10.78	16.25		20,280	1.84	(1.24)	1.86	86

12.09	46.55		16,109	1.50	(0.98)	1.64	79
8.25	21.50		1,561	1.50	(0.89)	1.66	83
6.79	8.12	(f)	54	1.50	(0.72)	1.93	83

12.88	16.88		83,457	0.74	(0.24)	0.88	79

12.87	47.42		207,977	0.85	(0.32)	1.00	79
8.73	22.44		146,161	0.85	(0.31)	1.04	83
7.13	(23.82	)(f)	102,695	0.85	(0.15)	1.19	83
9.36	(12.53	)(g)	91,439	0.85	(0.15)	0.99	71
12.41	17.39		66,811	0.85	(0.25)	0.96	86

12.74	47.28		128,617	0.99	(0.47)	1.14	79
8.65	22.18		100,499	1.00	(0.46)	1.19	83
7.08	(23.87	)(f)	87,612	1.00	(0.31)	1.30	83
9.30	(12.74	)(g)	201,462	1.00	(0.34)	1.13	71
12.37	17.25		373,174	1.00	(0.40)	1.11	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2011	$14.53	$0.12	(e)	$4.46		$4.58	$(0.12)	$—	$(0.12)
Year Ended June 30, 2010	11.46	0.09	(e)	3.06		3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(e)	(4.93	)(f)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(e)	(4.61)		(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(e)	3.70		3.81	(0.14)	(3.00)	(3.14)

Class B
Year Ended June 30, 2011	12.88	0.01	(e)	3.95		3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(e)(h)	2.72		2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(e)	(4.45	)(f)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(e)	(4.18)		(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(e)	3.40		3.37	(0.03)	(3.00)	(3.03)

Class C
Year Ended June 30, 2011	12.78	0.01	(e)	3.92		3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(e)(h)	2.70		2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(e)	(4.41	)(f)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(e)	(4.16)		(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(e)	3.39		3.36	(0.04)	(3.00)	(3.04)

Class R2
Year Ended June 30, 2011	14.51	0.08	(e)	4.45		4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(e)	3.06		3.12	(0.06)	—	(0.06)
November 3, 2008 (i) through June 30, 2009	13.84	0.10	(e)	(1.29)		(1.19)	(0.17)	(1.03)	(1.20)

Class R5
Year Ended June 30, 2011	15.15	0.18	(e)	4.66		4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(e)	3.19		3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(e)	(5.09	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(e)	(4.75)		(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(e)	3.80		4.00	(0.22)	(3.00)	(3.22)

Class R6 (j)
Year Ended June 30, 2011	15.15	0.20	(e)	4.65		4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(e)	3.19		3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(e)	(5.11	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(e)	(4.76)		(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(e)	3.81		4.02	(0.23)	(3.00)	(3.23)

Select Class
Year Ended June 30, 2011	15.15	0.17	(e)	4.65		4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(e)	3.20		3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(e)	(5.11	)(f)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(e)	(4.75)		(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(e)	3.79		3.97	(0.19)	(3.00)	(3.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.
(j)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.99	31.56%		$202,094	1.24%	0.68%	1.43%	43%
14.53	27.50		150,297	1.25	0.64	1.48	50
11.46	(26.91	)(f)	108,414	1.25	1.42	1.55	33
17.45	(18.44	)(g)	155,745	1.25	0.82	1.41	35
24.56	16.73		208,767	1.24	0.47	1.35	38

16.78	30.75		6,611	1.85	0.06	1.93	43
12.88	26.77		7,355	1.86	0.03	1.98	50
10.17	(27.42	)(f)	10,614	1.86	0.79	2.04	33
15.72	(18.93	) (g)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38

16.64	30.72		31,602	1.85	0.07	1.93	43
12.78	26.74		23,499	1.86	0.03	1.98	50
10.10	(27.34	)(f)	17,402	1.86	0.79	2.04	33
15.61	(18.95	)(g)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38

18.93	31.22		6,082	1.49	0.45	1.64	43
14.51	27.20		534	1.50	0.39	1.71	50
11.45	(8.17)		59	1.50	1.34	1.91	33

19.82	31.95		31,899	0.90	1.03	1.00	43
15.15	27.96		48,135	0.91	0.98	1.02	50
11.94	(26.63	)(f)	13,342	0.91	1.74	1.14	33
18.08	(18.17	)(g)	10,077	0.91	1.17	0.96	35
25.32	17.10		11,270	0.89	0.81	0.91	38

19.83	32.06		103,457	0.85	1.06	0.89	43
15.15	27.91		23,660	0.86	1.02	0.98	50
11.95	(26.59	)(f)	18,137	0.86	1.80	1.05	33
18.09	(18.16	)(g)	28,433	0.86	1.21	0.91	35
25.34	17.19		59,684	0.84	0.86	0.85	38

19.82	31.86		190,632	0.99	0.92	1.18	43
15.15	27.83		175,578	1.00	0.90	1.23	50
11.94	(26.72	)(f)	201,486	1.00	1.64	1.30	33
18.09	(18.24	)(g)	350,596	1.00	1.05	1.16	35
25.33	16.98		592,724	0.99	0.71	1.10	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2011	$7.79	$—	(e)(h)	$2.86		$2.86	$(0.03)	$—	$(0.03)
Year Ended June 30, 2010	6.17	0.01	(e)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(e)	(2.17	)(f)	(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (g) through June 30, 2008	9.73	0.03	(e)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Year Ended June 30, 2011	7.71	(0.05	)(e)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(e)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(e)	(2.16	)(f)	(2.14)	— (g)	(0.06)	(0.06)
November 1, 2007 (g) through June 30, 2008	9.73	—	(e)(h)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Institutional Class
Year Ended June 30, 2011	7.84	0.04	(e)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(e)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(e)	(2.16	)(f)	(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(e)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(e)	2.01		2.08	(0.09)	(1.87)	(1.96)

Select Class
Year Ended June 30, 2011	7.86	0.03	(e)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(e)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(e)	(2.17	)(f)	(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(e)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(e)	2.02		2.06	(0.05)	(1.87)	(1.92)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(2.24), $(2.23), $(2.24) and $(2.25) and the total returns would have been (26.15)%, (26.47)%, (25.81)% and (25.88)%, for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.
(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.62	36.78%		$12,271	1.25%		0.02%	1.50%	48%
7.79	27.48		576	1.26		0.06	1.67	56
6.17	(25.30	)(f)	240	1.26		0.75	1.70	52
8.37	(11.51)		149	1.26		0.56	1.62	130

10.50	36.19		1,173	1.75		(0.50)	2.02	48
7.71	26.81		381	1.76		(0.44)	2.18	56
6.14	(25.62	)(f)	94	1.76		0.27	2.20	52
8.34	(11.82)		45	1.75		0.03	2.18	130

10.75	37.58		20,763	0.82		0.42	1.13	48
7.84	27.78		10,729	0.83		0.48	1.30	56
6.20	(24.84	)(f)	9,086	0.83		1.17	1.30	52
8.39	(19.41)		15,035	0.84	(i)	0.78	1.18	130
14.02	16.06		40,769	0.83		0.49	0.99	46

10.76	37.14		34,944	1.00		0.27	1.29	48
7.86	27.61		24,229	1.01		0.30	1.45	56
6.22	(24.92	)(f)	20,698	1.01		1.00	1.44	52
8.40	(19.62)		34,092	1.02	(i)	0.59	1.33	130
14.03	15.87		81,115	1.01		0.31	1.14	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class R6 Shares commenced operation on November 30, 2010 for the Small Cap Growth Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Effective August 12, 2011, all share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publically offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities #	$399,649	$—	$—	$399,649

Small Cap Core Fund
Total Investments in Securities ###	$568,630	$1,885	$—	$570,515

Appreciation in Other Financial Instruments
Futures Contracts	$3,842	$—	$—	$3,842

Small Cap Equity Fund
Total Investments in Securities #	$2,566,799	$—	$—	$2,566,799

Small Cap Growth Fund
Total Investments in Securities #	$802,185	$—	$—	$802,185

Small Cap Value Fund
Total Investments in Securities ##	$597,752	$895	$—	$598,647

Appreciation in Other Financial Instruments
Futures Contracts	$667	$—	$—	$667

U.S. Small Company Fund
Total Investments in Securities ###	$74,275	$175	$—	$74,450

Appreciation in Other Financial Instruments
Futures Contracts	$96	$—	$—	$96

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a Right and a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.
###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

B. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the year ended June 30, 2011 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Average Notional Balance Long	$20,654	$13,885	$1,558
Ending Notional Balance Long	102,185	16,508	2,311

C. Securities Lending — Each Fund may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GS Bank Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund pursuant to a Securities Lending Agreement (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$67
Small Cap Core Fund	33
Small Cap Equity Fund	116
Small Cap Growth Fund	61
Small Cap Value Fund	34
U.S. Small Company Fund	10

Under the GS Bank Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GS Bank Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral was requested from borrowers when the cash received from borrowers became less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$23,406	$23,887	$23,887
Small Cap Core Fund	26,318	26,812	26,812
Small Cap Equity Fund	53,687	54,593	54,593
Small Cap Growth Fund	67,031	68,596	68,596
Small Cap Value Fund	28,515	29,152	29,152
U.S. Small Company Fund	5,473	5,597	5,597

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds, under their respective agreements, from losses resulting from a borrower’s failure to return a loaned security, as applicable.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Dynamic Small Cap Growth Fund	$40
Small Cap Core Fund	20
Small Cap Equity Fund	68
Small Cap Growth Fund	38
Small Cap Value Fund	20
U.S. Small Company Fund	6

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2011 (amounts in thousands):

Small Cap Core Fund	$5
Small Cap Equity Fund	19
Small Cap Growth Fund	9
Small Cap Value Fund	5

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Dynamic Small Cap Growth Fund	$(2,300)	$2,241	$59
Small Cap Core Fund	(26)	(78)	104
Small Cap Equity Fund	(4)	(286)	290
Small Cap Growth Fund	(2,660)	2,660	—
Small Cap Value Fund	(9)	2	7
U.S. Small Company Fund	— (a)	— (a)	—	(a)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to net operating loss (Dynamic Small Cap Growth Fund and Small Cap Growth Fund), distributions from investments in real estate investment trusts (Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund), non-taxable special dividends (Small Cap Core Fund and Small Cap Equity Fund) and passive foreign investment company (PFIC) gains and losses (Small Cap Core Fund, Small Cap Value and U.S. Small Company Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$6	$5
Small Cap Equity Fund	5	11
Small Cap Growth Fund	37	8
Small Cap Value Fund	69	15
U.S. Small Company Fund	2	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.87	1.87	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	n/a	n/a	n/a	0.83	1.01

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Prior to November 1, 2010, the contractual expense limitation for the Dynamic Small Cap Growth Fund was 2.12% for Class B and Class C Shares.

Prior to November 1, 2010, the contractual expense limitation for the Small Cap Core Fund was 1.00% for Select Class Shares.

Prior to November 1, 2010, the contractual expense limitations for the Small Cap Equity Fund were 1.38%, 2.12%, 2.12% and 1.63% for Class A, Class B, Class C and Class R2 Shares, respectively.

Prior to November 1, 2010, the contractual expense limitation for the Small Cap Value Fund was 2.00% for Class B and Class C Shares.

Except as noted above, the contractual expense limitation agreements were in effect for the year ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$78	$4	$178	$260
Small Cap Core Fund	131	81	1,308	1,520
Small Cap Equity Fund	2,145	—	769	2,914
Small Cap Growth Fund	153	456	181	790
Small Cap Value Fund	344	1	393	738
U.S. Small Company Fund	133	—	12	145

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$3	$1	$—	$4
Small Cap Equity Fund	143	—	—	143
Small Cap Growth Fund	6	21	—	27
Small Cap Value Fund	14	—	—	14

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended June 30, 2011 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$15
Small Cap Core Fund	23
Small Cap Equity Fund	167
Small Cap Growth Fund	23
Small Cap Value Fund	23
U.S. Small Company Fund	3

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

The Funds may use related party broker/dealers. For the year ended June 30, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$320,630	$214,239	$—	$—
Small Cap Core Fund	192,297	381,086	688	900
Small Cap Equity Fund	934,322	844,523	—	—
Small Cap Growth Fund	559,956	446,810	—	—
Small Cap Value Fund	230,614	208,878	839	1,140
U.S. Small Company Fund	42,109	24,286	126	85

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$322,296	$86,281	$8,928	$77,353
Small Cap Core Fund	455,585	129,123	14,193	114,930
Small Cap Equity Fund	1,956,470	670,645	60,316	610,329
Small Cap Growth Fund	640,179	178,962	16,956	162,006
Small Cap Value Fund	520,164	112,455	33,972	78,483
U.S. Small Company Fund	63,951	13,115	2,616	10,499

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of passive foreign investment companies (PFICs) (Dynamic Small Cap Growth Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Small Cap Core Fund	$1,795	$—	$1,795
Small Cap Equity Fund	37,972	33,923	71,895
Small Cap Value Fund	3,970	—	3,970
U.S. Small Company Fund	126	—	126

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Small Cap Core Fund	$3,749	$3,749
Small Cap Equity Fund	4,622	4,622
Small Cap Value Fund	2,889	2,889
U.S. Small Company Fund	365	365

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$—	$(17,040)	$77,353
Small Cap Core Fund	2,078	(59,420)	114,930
Small Cap Equity Fund	63,234	40,291	610,329
Small Cap Growth Fund	—	12,833	162,006
Small Cap Value Fund	442	(58,712)	78,483
U.S. Small Company Fund	167	(5,538)	10,499

For the Funds, the cumulative timing differences primarily consist of mark to market of passive foreign investment companies (PFICs) (Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund), trustee deferred compensation (Small Cap Core Fund, Small Cap Equity Fund and U.S. Small Company Fund), mark to market of futures contracts (Small Cap Core Fund), distributions payable (Small Cap Value Fund) and wash sale loss deferrals (all funds).

As of June 30, 2011, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Dynamic Small Cap Growth Fund	$17,040	$17,040
Small Cap Core Fund	59,420	59,420
Small Cap Value Fund	58,712	58,712
U.S. Small Company Fund	5,538	5,538

During the year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$27,785
Small Cap Core Fund	51,358
Small Cap Growth Fund	56,410
Small Cap Value Fund	18,616
U.S. Small Company Fund	4,500

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Small Company Fund. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate approximately 14.9%, of the net assets of Small Cap Value Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

Additionally, Dynamic Small Cap Growth Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I), JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	83

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,084.90	$7.19	1.39%
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class B
Actual	1,000.00	1,081.70	9.81	1.90
Hypothetical	1,000.00	1,015.37	9.49	1.90
Class C
Actual	1,000.00	1,082.50	9.76	1.89
Hypothetical	1,000.00	1,015.42	9.44	1.89
Select Class
Actual	1,000.00	1,086.30	5.59	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08

Small Cap Core Fund
Select Class
Actual	1,000.00	1,080.80	4.13	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

Small Cap Equity Fund
Class A
Actual	1,000.00	1,086.40	6.67	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class B
Actual	1,000.00	1,083.70	9.25	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class C
Actual	1,000.00	1,083.90	9.25	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,085.20	$7.96	1.54%
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R5
Actual	1,000.00	1,089.20	4.09	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,088.20	5.13	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,089.50	6.48	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,085.40	9.05	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class C
Actual	1,000.00	1,086.00	9.05	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,087.20	7.76	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	1,091.50	3.89	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	1,090.70	4.41	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,089.80	5.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,049.30	6.35	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,046.00	9.38	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,045.50	9.38	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,047.70	7.62	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R5
Actual	1,000.00	1,050.40	4.58	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,050.60	4.32	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,050.00	5.08	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,082.60	$6.45	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,080.20	9.08	1.76
Hypothetical	1,000.00	1,016.07	8.80	1.76
Institutional Class
Actual	1,000.00	1,084.80	4.24	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Select Class
Actual	1,000.00	1,083.60	5.17	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2011

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Small Cap Core Fund	100.00%
Small Cap Equity Fund	48.67
Small Cap Value Fund	100.00
U.S. Small Company Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2011 (amounts in thousands):

Long-Term Capital Gain Distribution
Small Cap Equity Fund	$33,923

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Small Cap Core Fund	$1,795
Small Cap Equity Fund	20,119
Small Cap Value Fund	3,970
U.S. Small Company Fund	126

Short Term Gains and Qualified Interest Income (QII)

For the fiscal year ended June 30, 2011, The Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income and short-term capital gain (amounts in thousands):

Short-Term Gain
Small Cap Equity Fund	$30,353

JUNE 30, 2011	J.P. MORGAN SMALL CAP FUNDS	89

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-SC-611

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2011

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks still finished with gains.

U.S. stocks, as measured by the Russell 3000 Index, returned 32.37% for the twelve months ended June 30, 2011. The Russell Midcap Index, which is comprised of U.S. mid-cap stocks, returned 38.47% for the twelve months ended June 30, 2011, while the Russell Midcap Growth Index and the Russell Midcap Value Index returned 43.25% and 34.28%, respectively.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	37.28%
Russell 3000 Growth Index	35.68%

Net Assets as of 6/30/2011 (In Thousands)	$1,216,156

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and health care sectors contributed to relative performance, while the Fund’s stock selection in the energy and materials and processing sectors detracted from relative performance.

The Fund’s individual contributors to relative performance included Amazon.com, Inc., UnitedHealth Group, Inc. and Valeant Pharmaceuticals International Inc. Amazon.com, Inc., an online retailer, reported better-than-expected profit, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending. Shares of UnitedHealth Group, Inc., an accident and health insurance company, increased after the company reported better-than-expected first-quarter profit, fueled by enrollment growth across its health plans. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in Exxon Mobil Corp., Caterpillar, Inc. and International Business Machines Corp. (“IBM”) as these stocks were strong performers in the Benchmark during the reporting period. Shares of integrated energy company Exxon Mobil Corp. advanced due to rising oil prices and increased production of natural gas during the reporting period. Shares of construction and agricultural machinery provider Caterpillar, Inc. advanced on the company’s strong earnings, boosted by recovering demand for its products. Shares of IBM advanced following the company’s better-than-expected first-quarter revenue, driven by strong software sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.8%
2.	QUALCOMM, Inc.	2.3
3.	Amazon.com, Inc.	2.2
4.	Oracle Corp.	2.1
5.	Coach, Inc.	2.0
6.	MasterCard, Inc.	1.8
7.	UnitedHealth Group, Inc.	1.8
8.	Valeant Pharmaceuticals International, Inc.	1.8
9.	American Express Co.	1.8
10.	Schlumberger Ltd.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.2%
Consumer Discretionary	19.7
Health Care	14.7
Industrials	12.8
Energy	9.1
Financials	7.8
Materials	3.2
Short-Term Investments	0.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		37.28%	6.96%	4.94%
With Sales Charge*		30.15	5.80	4.37
CLASS B SHARES	10/29/99
Without CDSC		36.67	6.35	4.37
With CDSC**		31.67	6.03	4.37
CLASS C SHARES	5/1/06
Without CDSC		36.45	6.31	4.27
With CDSC***		35.45	6.31	4.27
CLASS R5 SHARES	1/8/09	37.81	7.29	5.12
SELECT CLASS SHARES	5/1/06	37.48	7.18	5.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to June 30, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH JUNE 30, 2011

(Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.84%
Russell Midcap Index	15.56%

Net Assets as of 6/30/2011 (In Thousands)	$91,782

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the period November 30, 2010 through June 30, 2011. The Fund’s stock selection in the consumer discretionary sector detracted from relative performance, while the Fund’s stock selection in the producer durables sector contributed to relative performance.

Individual detractors from relative performance included Greenhill & Co., Inc and Marvell Technology Group Ltd. Shares of financial advisory firm Greenhill & Co., Inc. declined as the company’s increased compensation costs associated with its expansion plans and lower financial advisor fees resulted in profits below what investors had anticipated. Marvell Technology Group Ltd. provides parts for products manufactured by Research In Motion. The stock declined after Research In Motion reported disappointing sales, prompting investors’ concerns about slowing demand for Marvell Technology Group Ltd.’s products.

Individual contributors to relative performance included the Fund’s positions in UnitedHealth Group, Inc. and KAR Auction Services, Inc. Shares of UnitedHealth Group, Inc., an accident and health insurance company, increased after the company reported better-than-expected first-quarter profits, fueled by enrollment growth across its health plans. Shares of KAR Auction Services, Inc., a provider of vehicle auction services in North America, increased after the company announced strong first-quarter profits.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Devon Energy Corp.	2.8%
2.	Jarden Corp.	2.8
3.	Silgan Holdings, Inc.	2.7
4.	Iberiabank Corp.	2.2
5.	Walgreen Co.	2.2
6.	Calamos Asset Management, Inc., Class A	2.0
7.	ProAssurance Corp.	2.0
8.	Chubb Corp.	2.0
9.	Joy Global, Inc.	1.9
10.	Coventry Health Care, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.4%
Consumer Discretionary	18.1
Industrials	14.9
Health Care	10.0
Information Technology	8.8
Materials	8.7
Energy	8.3
Utilities	6.1
Consumer Staples	1.8
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions any may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		14.70%
With Sales Charge*		8.69
CLASS C SHARES	11/30/10
Without CDSC		14.33
With CDSC**		13.33
CLASS R2 SHARES	11/30/10	14.53
CLASS R5 SHARES	11/30/10	15.00
CLASS R6 SHARES	1/31/11	15.00
SELECT CLASS SHARES	11/30/10	14.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2010-6/30/2011)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	37.15%
Russell Midcap Index	38.47%

Net Assets as of 6/30/2011 (In Thousands)	$572,219

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and financials sectors detracted from relative performance, while the Fund’s stock selection in the information technology and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s underweight positions in priceline.com, Inc., Discover Financial Services and Altera Corp., three stocks that performed strongly in the Benchmark. Shares of priceline.com, Inc., an online travel company, rose on investor optimism that increasing on-line commerce would continue to benefit the company. Shares of consumer financial services company Discover Financial Services gained due to consistent improvements in credit card delinquencies. Shares of chipmaker Altera Corp. benefited from increased capital spending on global wireless infrastructure.

Individual contributors to relative performance included the Fund’s positions in Valeant Pharmaceuticals International Inc., Coventry Health Care, Inc. and Williams Cos. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated. Shares of Coventry Health Care, Inc. increased as investor concerns about healthcare reform eased. In addition, the company continued to experience lower medical costs and increased member enrollment. Shares of Williams Cos., an integrated energy company, rose as investors reacted positively to the announcement that it would separate into two distinct publicly traded companies.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	TE Connectivity Ltd., (Switzerland)	1.6%
2.	Lincare Holdings, Inc.	1.3
3.	Humana, Inc.	1.3
4.	Sherwin-Williams Co. (The)	1.3
5.	Carlisle Cos., Inc.	1.2
6.	Coach, Inc.	1.2
7.	Coventry Health Care, Inc.	1.1
8.	Concho Resources, Inc.	1.1
9.	Marriott International, Inc., Class A	1.1
10.	T. Rowe Price Group, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	19.3%
Financials	15.7
Information Technology	15.3
Industrials	13.0
Health Care	11.2
Energy	8.1
Materials	5.4
Utilities	5.0
Consumer Staples	3.0
Telecommunication Services	0.8
Short-Term Investment	3.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		36.66%	5.46%	7.39%
With Sales Charge*		29.49	4.33	6.81
CLASS C SHARES	11/2/09
Without CDSC		36.04	5.29	7.31
With CDSC**		35.04	5.29	7.31
SELECT CLASS SHARES	1/1/97	37.15	5.58	7.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date were based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the

Lipper Multi-Cap Core Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	43.01%
Russell Midcap Growth Index	43.25%

Net Assets as of 6/30/2011 (In Thousands)	$1,775,753

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and materials and processing sectors detracted from relative performance, while the Fund’s stock selection in the producer durables and health care sectors contributed to relative performance

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in priceline.com, Inc., Altera Corp. and Wynn Resorts Ltd., three stocks that performed strongly in the Benchmark. Shares of online travel company priceline.com, Inc. increased due to the company’s better-than-expected earnings, driven by strong growth in its global hotel business. Shares of chipmaker Altera Corp. benefited from the company’s higher-than-expected second-quarter sales. Casino and gaming company Wynn Resorts Ltd. benefited from investor optimism about growth from the company’s position in the Macau gaming industry.

Individual contributors to relative performance included the Fund’s positions in Valeant Pharmaceuticals International Inc., Coventry Health Care, Inc. and Cummins Inc. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated. Shares of accident and health insurance company Coventry Health Care, Inc. increased after the company reported better-than-expected first-quarter earnings. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by robust demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleets.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweights versus the Benchmark were in the technology and financial services sectors and the Fund’s largest underweights versus the Benchmark were in the consumer staples and materials and processing sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Coach, Inc.	2.3%
2.	Concho Resources, Inc.	2.2
3.	Agilent Technologies, Inc.	1.9
4.	W.W. Grainger, Inc.	1.9
5.	Valeant Pharmaceuticals International, Inc., (Canada)	1.8
6.	Cameron International Corp.	1.7
7.	TE Connectivity Ltd., (Switzerland)	1.6
8.	Humana, Inc.	1.6
9.	Cummins, Inc.	1.5
10.	Coventry Health Care, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.6%
Consumer Discretionary	19.3
Industrials	17.0
Health Care	16.2
Financials	8.7
Energy	8.4
Materials	3.6
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		42.59%	6.19%	5.36%
With Sales Charge*		35.07	5.05	4.79
CLASS B SHARES	1/14/94
Without CDSC		41.89	5.58	4.79
With CDSC**		36.89	5.26	4.79
CLASS C SHARES	11/4/97
Without CDSC		41.85	5.57	4.67
With CDSC***		40.85	5.57	4.67
CLASS R2 SHARES	6/19/09	42.37	6.02	5.18
SELECT CLASS SHARES	3/2/89	43.01	6.49	5.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index, the Lipper Multi-Cap Growth Funds Index and Lipper Mid-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index and Lipper Mid-Cap Growth Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index and Lipper Mid-Cap Growth Funds Index are indexes based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	32.66%
Russell Midcap Value Index	34.28%

Net Assets as of 6/30/2011 (In Thousands)	$6,775,834

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s relative underperformance versus the Benchmark was primarily driven by negative stock selection in the health care and financials sectors. The Fund’s stock selection in the information technology sector as well as stock selection and an underweight in the utilities sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in Cigna Corp., Discover Financial Services and Spectra Energy Corp., three stocks that performed strongly in the Benchmark. Insurance company Cigna raised its expectations for 2011 earnings, which helped the stock. Shares of consumer financial services company Discover Financial Services advanced due to consistent improvements in credit card delinquencies. Shares of natural gas company, Spectra Energy Corp. increased as investors began to recognize that a lower percentage of company profits are being derived from commodity sensitive activities while pipelines were making larger contributions to cash flow.

Individual contributors to relative performance included Williams Cos., Tiffany & Co. and Albemarle Corp. Shares of Williams Cos., an integrated energy company, rose as investors reacted positively to the announcement that it would separate into two distinct publicly traded companies. Shares of jewelry retailer Tiffany & Co. gained after the company reported strong fiscal first-quarter earnings and raised its outlook for full-year earnings, as its strong market position more than offset the impact from rising raw materials costs. Shares of Albemarle Corp., a specialty chemical company, advanced on strong earnings gains throughout the reporting period, driven by the continued growth in electronics, which led to increased demand for brominated flame retardants.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Republic Services, Inc.	2.1%
2.	Energen Corp.	1.9
3.	Loews Corp.	1.9
4.	Fortune Brands, Inc.	1.7
5.	Oneok, Inc.	1.7
6.	CMS Energy Corp.	1.6
7.	Bed Bath & Beyond, Inc.	1.6
8.	Ball Corp.	1.6
9.	TE Connectivity Ltd., (Switzerland)	1.6
10.	Devon Energy Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.4%
Consumer Discretionary	19.6
Utilities	10.1
Industrials	9.0
Energy	7.8
Materials	7.3
Health Care	6.2
Consumer Staples	6.1
Information Technology	5.9
Telecommunication Services	1.9
Short-Term Investment	2.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		31.96%	4.47%	8.86%
With Sales Charge*		25.02	3.35	8.27
CLASS B SHARES	4/30/01
Without CDSC		31.33	3.95	8.35
With CDSC**		26.33	3.60	8.35
CLASS C SHARES	4/30/01
Without CDSC		31.29	3.95	8.26
With CDSC***		30.29	3.95	8.26
CLASS R2 SHARES	11/3/08	31.66	4.33	8.79
INSTITUTIONAL CLASS SHARES	11/13/97	32.66	5.00	9.40
SELECT CLASS SHARES	10/31/01	32.29	4.74	9.14

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Mid-cap Value Index, the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.23%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.16%

Net Assets as of 6/30/2011 (In Thousands)	$546,447

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2011.

The Fund’s portfolio managers employed a quantitative bottom-up approach to their stock selection process, focusing on both valuation and fundamentals. The Fund’s valuation stock selection model seeks to determine how a stock is priced relative to its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The Fund’s fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are judged to be, using metrics such as stock price momentum and earnings momentum.

During the reporting period, the environment was positive for the Fund’s stock selection process as investors began to refocus on stock specific information and trade less based on macroeconomic data. As a result, the Fund experienced positive returns in each of the following five supersectors: consumer, financial, industrial, technology and health care sectors. Stock selection in the technology, consumer and health care sectors contributed the most to the Fund’s return.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. The Fund owned more than 350 long and short positions during the reporting period and was sector-neutral. The Fund’s portfolio managers sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that have no correlation with general domestic market performance.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***
1.	GT Solar International, Inc.	0.5%
2.	TRW Automotive Holdings Corp.	0.4
3.	Lorillard, Inc.	0.4
4.	IAC/InterActiveCorp.	0.4
5.	Forest Laboratories, Inc.	0.4
6.	Alliance Data Systems Corp.	0.4
7.	AMERIGROUP Corp.	0.4
8.	Complete Production Services, Inc.	0.4
9.	RPC, Inc.	0.4
10.	Healthspring, Inc.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****
1.	Robbins & Myers, Inc.	0.5%
2.	Green Mountain Coffee Roasters, Inc.	0.5
3.	Pharmasset, Inc.	0.5
4.	Under Armour, Inc., Class A	0.5
5.	CarMax, Inc.	0.5
6.	Spectra Energy Corp.	0.5
7.	Eastman Kodak Co.	0.5
8.	Carpenter Technology Corp.	0.5
9.	Office Depot, Inc.	0.5
10.	Mead Johnson Nutrition Co.	0.4

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***
Consumer Discretionary	17.9%
Information Technology	17.5
Industrials	12.2
Financials	11.0
Health Care	9.6
Energy	7.4
Materials	6.3
Utilities	5.9
Consumer Staples	4.9
Telecommunication Services	0.9
Short-Term Investment	6.4

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****
Information Technology	16.5%
Industrials	14.4
Consumer Discretionary	13.4
Financials	12.8
Health Care	11.2
Energy	10.8
Materials	8.2
Utilities	6.0
Consumer Staples	5.0
Telecommunication Services	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2011. The Fund’s composition is subject to change.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	5/23/03
Without Sales Charge		1.03%	(0.63)%	1.51%
With Sales Charge*		(4.29)	(1.69)	0.85
CLASS B SHARES	5/23/03
Without CDSC		0.32	(1.36)	0.77
With CDSC**		(4.68)	(1.79)	0.77
CLASS C SHARES	5/23/03
Without CDSC		0.21	(1.37)	0.76
With CDSC***		(0.79)	(1.37)	0.76
SELECT CLASS SHARES	5/23/03	1.23	(0.39)	1.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch

3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	27.06%
Russell 3000 Value Index	29.13%

Net Assets as of 6/30/2011 (In Thousands)	$918,841

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s relative underperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the energy and health care sectors. The Fund’s stock selection in the consumer discretionary sector also detracted from the Fund’s relative performance. The Fund’s stock selection in the financials and utilities sector contributed to relative performance. The Fund’s stock selection and underweight in the consumer staples sector also contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in Chevron Corp., General Electric Co. and Verizon Communications Inc., three stocks that performed strongly in the Benchmark. Integrated energy company Chevron Corp. benefited from higher oil and gas prices as well as the corresponding increase in production volumes. Shares of General Electric Co. advanced as the company became increasingly optimistic about the economic recovery. Shares of Verizon Communications Inc. benefited from increased investor optimism about the company becoming a provider of the iPhone and its potential positive impact to future earnings.

Individual contributors to relative performance included Oneok, Inc., Loews Corp. and Albemarle Corp. Shares of diversified natural gas company Oneok, Inc. benefited from the company’s interest in Oneok Partners, a master limited partnership that reported strong first-quarter results. Shares of diversified holding company Loews Corp. increased after the company announced better-than-expected earnings and the reinstatement of its quarterly dividend. Shares of Albemarle Corp., a specialty chemical company, advanced on strong earnings gains throughout the reporting period, driven by the continued growth in electronics, which led to increased demand for brominated flame retardants.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate significant levels of free cash flow. The Fund’s largest overweight was in the consumer discretionary sector. The Fund’s portfolio managers sought retailers with strong brands and recurring revenue business models. They believed that these factors coupled with lower levels of capital spending should contribute to the generation of free cash flow for the retailers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.7%
2.	Loews Corp.	3.2
3.	Devon Energy Corp.	2.8
4.	AT&T, Inc.	2.6
5.	Exxon Mobil Corp.	2.5
6.	Johnson & Johnson	2.2
7.	Oneok, Inc.	1.9
8.	Teekay Corp. (Canada)	1.8
9.	Procter & Gamble Co. (The)	1.7
10.	Pfizer, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.5%
Consumer Discretionary	14.9
Energy	11.2
Health Care	10.5
Utilities	7.4
Consumer Staples	6.2
Telecommunication Services	4.8
Industrials	3.9
Materials	3.5
Information Technology	2.6
Investment Company	1.0
Short-Term Investment	3.5

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		26.45%	4.89%	6.33%
With Sales Charge*		19.84	3.76	5.43
CLASS C SHARES	2/28/05
Without CDSC		25.82	4.37	5.80
With CDSC**		24.82	4.37	5.80
INSTITUTIONAL CLASS SHARES	2/28/05	27.06	5.42	6.78
SELECT CLASS SHARES	2/28/05	26.75	5.16	6.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.6%
	Consumer Discretionary — 19.7%
	Auto Components — 2.2%
162	BorgWarner, Inc. (a)	13,056
334	Johnson Controls, Inc.	13,931

		26,987

	Automobiles — 1.6%
327	Harley-Davidson, Inc.	13,381
186	Tesla Motors, Inc. (a) (c)	5,421

		18,802

	Diversified Consumer Services — 1.5%
236	American Public Education, Inc. (a)	10,500
168	Sotheby’s	7,312

		17,812

	Hotels, Restaurants & Leisure — 3.0%
169	BJ’s Restaurants, Inc. (a)	8,854
230	Cheesecake Factory, Inc. (The) (a)	7,227
302	Gaylord Entertainment Co. (a)	9,060
327	Marriott International, Inc., Class A	11,609

		36,750

	Internet & Catalog Retail — 3.5%
131	Amazon.com, Inc. (a)	26,727
170	HomeAway, Inc. (a)	6,587
37	NetFlix, Inc. (a)	9,772

		43,086

	Media — 4.5%
319	DIRECTV, Class A (a)	16,196
290	Scripps Networks Interactive, Inc., Class A	14,190
4,467	Sirius XM Radio, Inc. (a)	9,783
361	Walt Disney Co. (The)	14,078

		54,247

	Textiles, Apparel & Luxury Goods— 3.4%
374	Coach, Inc.	23,903
102	Deckers Outdoor Corp. (a)	8,982
224	Vera Bradley, Inc. (a)	8,549

		41,434

	Total Consumer Discretionary	239,118

	Energy — 9.1%
	Energy Equipment & Services — 4.2%
345	Cameron International Corp. (a)	17,364
171	National Oilwell Varco, Inc.	13,382
234	Schlumberger Ltd.	20,191

		50,937

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.9%
90	Apache Corp.	11,056
211	Concho Resources, Inc. (a)	19,362
294	Forest Oil Corp. (a)	7,856
151	Newfield Exploration Co. (a)	10,264
271	Southwestern Energy Co. (a)	11,633

		60,171

	Total Energy	111,108

	Financials — 7.8%
	Capital Markets — 2.4%
281	Lazard Ltd., (Bermuda), Class A	10,440
467	Och-Ziff Capital Management Group LLC, Class A	6,473
201	T. Rowe Price Group, Inc.	12,152

		29,065

	Commercial Banks — 1.9%
465	U.S. Bancorp	11,855
417	Wells Fargo & Co.	11,698

		23,553

	Consumer Finance — 1.8%
417	American Express Co.	21,554

	Diversified Financial Services — 0.8%
34	CME Group, Inc.	9,856

	Insurance — 0.9%
172	ACE Ltd., (Switzerland)	11,288

	Total Financials	95,316

	Health Care — 14.8%
	Biotechnology — 3.3%
170	Alexion Pharmaceuticals, Inc. (a)	7,995
175	Biogen Idec, Inc. (a)	18,711
212	Celgene Corp. (a)	12,806

		39,512

	Health Care Equipment & Supplies — 1.7%
217	Sirona Dental Systems, Inc. (a)	11,496
269	Thoratec Corp. (a)	8,842

		20,338

	Health Care Providers & Services — 5.0%
130	DaVita, Inc. (a)	11,216
293	Emeritus Corp. (a) (c)	6,230
188	Healthspring, Inc. (a)	8,683
450	Lincare Holdings, Inc.	13,176
423	UnitedHealth Group, Inc.	21,803

		61,108

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 1.5%
356	Agilent Technologies, Inc. (a)	18,200

	Pharmaceuticals — 3.3%
355	Aegerion Pharmaceuticals, Inc. (a)	5,598
155	Allergan, Inc.	12,879
420	Valeant Pharmaceuticals International, Inc., (Canada) (c)	21,802

		40,279

	Total Health Care	179,437

	Industrials — 12.8%
	Aerospace & Defense — 2.1%
130	Goodrich Corp.	12,415
184	HEICO Corp. (c)	10,078
42	TransDigm Group, Inc. (a)	3,821

		26,314

	Electrical Equipment — 0.7%
237	EnerSys (a)	8,164

	Industrial Conglomerates — 1.0%
243	Carlisle Cos., Inc.	11,963

	Machinery — 3.5%
171	Cummins, Inc.	17,697
171	Deere & Co.	14,082
172	Wabtec Corp.	11,304

		43,083

	Professional Services — 0.7%
104	IHS, Inc., Class A (a)	8,651

	Road & Rail — 2.5%
477	Avis Budget Group, Inc. (a)	8,155
210	J.B. Hunt Transport Services, Inc.	9,880
327	Old Dominion Freight Line, Inc. (a)	12,182

		30,217

	Trading Companies & Distributors — 2.3%
334	Air Lease Corp. (a)	8,115
127	W.W. Grainger, Inc. (c)	19,529

		27,644

	Total Industrials	156,036

	Information Technology — 32.2%
	Communications Equipment — 4.4%
462	JDS Uniphase Corp. (a)	7,697
346	Juniper Networks, Inc. (a)	10,887
495	QUALCOMM, Inc.	28,094

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — Continued
165	Riverbed Technology, Inc. (a)	6,544

		53,222

	Computers & Peripherals — 7.6%
209	Apple, Inc. (a)	70,004
431	EMC Corp. (a)	11,874
190	NetApp, Inc. (a)	10,012

		91,890

	Electronic Equipment, Instruments & Components — 2.1%
157	Amphenol Corp., Class A	8,471
464	TE Connectivity Ltd., (Switzerland)	17,057

		25,528

	Internet Software & Services — 1.4%
24	Google, Inc., Class A (a)	12,305
55	LinkedIn Corp., Class A (a) (c)	4,964

		17,269

	IT Services — 3.9%
402	CGI Group, Inc., (Canada), Class A (a)	9,909
208	Cognizant Technology Solutions Corp., Class A (a)	15,284
74	MasterCard, Inc., Class A	22,209

		47,402

	Office Electronics — 0.8%
231	Zebra Technologies Corp., Class A (a)	9,754

	Semiconductors & Semiconductor Equipment — 3.7%
260	Avago Technologies Ltd., (Singapore)	9,873
579	Freescale Semiconductor Holdings I Ltd. (a)	10,653
223	Lam Research Corp. (a)	9,883
412	Xilinx, Inc.	15,018

		45,427

	Software — 8.3%
398	Adobe Systems, Inc. (a) (m)	12,511
225	Autodesk, Inc. (a)	8,685
141	Concur Technologies, Inc. (a)	7,040
242	MICROS Systems, Inc. (a)	12,040
394	Nuance Communications, Inc. (a)	8,468
778	Oracle Corp.	25,594
195	RealPage, Inc. (a)	5,170
89	Salesforce.com, Inc. (a)	13,319
220	Taleo Corp., Class A (a)	8,139

		100,966

	Total Information Technology	391,458

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Materials — 3.2%
	Chemicals — 2.4%
168	FMC Corp.	14,434
174	Sherwin-Williams Co. (The)	14,593

		29,027

	Metals & Mining — 0.8%
174	Freeport-McMoRan Copper & Gold, Inc.	9,210

	Total Materials	38,237

	Total Common Stocks (Cost $967,250)	1,210,710

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.5%
	Investment Company — 0.5%
5,903	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $5,903)	5,903

Investments of Cash Collateral for Securities on Loan — 3.2%
	Investment Company — 3.2%
39,434	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $39,434)	39,434

	Total Investments — 103.3% (Cost $1,012,587)	1,256,047
	Liabilities in Excess of Other Assets — (3.3)%	(39,891)

	NET ASSETS — 100.0%	$1,216,156

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 18.0%
	Automobiles — 2.0%
44	Harley-Davidson, Inc.	1,808

	Distributors — 1.1%
19	Genuine Parts Co.	1,022

	Hotels, Restaurants & Leisure — 4.2%
33	Brinker International, Inc. (m)	808
33	Papa John’s International, Inc. (a)	1,108
47	Penn National Gaming, Inc. (a)	1,897

		3,813

	Household Durables — 4.8%
71	Jarden Corp.	2,440
50	Newell Rubbermaid, Inc.	781
63	Toll Brothers, Inc. (a)	1,298

		4,519

	Multiline Retail — 1.9%
37	Nordstrom, Inc.	1,733

	Specialty Retail — 4.0%
80	American Eagle Outfitters, Inc. (m)	1,018
88	Chico’s FAS, Inc.	1,344
36	Williams-Sonoma, Inc.	1,308

		3,670

	Total Consumer Discretionary	16,565

	Consumer Staples — 1.8%
	Food & Staples Retailing — 1.8%
40	Walgreen Co.	1,679

	Energy — 8.3%
	Energy Equipment & Services — 3.7%
46	Exterran Holdings, Inc. (a)	914
47	Patterson-UTI Energy, Inc.	1,489
18	Tidewater, Inc.	978

		3,381

	Oil, Gas & Consumable Fuels — 4.6%
19	Cimarex Energy Co.	1,676
33	Devon Energy Corp.	2,585

		4,261

	Total Energy	7,642

	Financials — 19.5%
	Capital Markets — 7.3%
125	Calamos Asset Management, Inc., Class A	1,818
21	Greenhill & Co., Inc.	1,123
54	HFF, Inc., Class A (a)	813

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
103	Janus Capital Group, Inc.	977
96	TD AMERITRADE Holding Corp.	1,880

		6,611

	Commercial Banks — 4.1%
27	First Republic Bank (a)	874
23	Iberiabank Corp.	1,339
133	Umpqua Holdings Corp.	1,535

		3,748

	Insurance — 4.1%
27	Chubb Corp.	1,712
29	ProAssurance Corp. (a)	2,054

		3,766

	Real Estate Investment Trusts (REITs) — 4.0%
23	Mid-America Apartment Communities, Inc.	1,520
48	National Retail Properties, Inc.	1,180
56	RLJ Lodging Trust	969

		3,669

	Total Financials	17,794

	Health Care — 10.0%
	Health Care Equipment & Supplies — 1.3%
15	IDEXX Laboratories, Inc. (a)	1,198

	Health Care Providers & Services — 8.7%
55	Coventry Health Care, Inc. (a)	2,000
18	Laboratory Corp. of America Holdings (a)	1,707
35	Patterson Cos., Inc.	1,151
40	UnitedHealth Group, Inc.	2,084
49	VCA Antech, Inc. (a)	1,044

		7,986

	Total Health Care	9,184

	Industrials — 14.9%
	Aerospace & Defense — 3.0%
13	Goodrich Corp.	1,199
17	TransDigm Group, Inc. (a)	1,566

		2,765

	Commercial Services & Supplies — 2.9%
73	KAR Auction Services, Inc. (a)	1,375
42	Waste Connections, Inc.	1,327

		2,702

	Electrical Equipment — 1.2%
16	Regal-Beloit Corp.	1,091

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — 6.5%
25	Dover Corp.	1,671
27	Eaton Corp.	1,381
18	Joy Global, Inc.	1,694
20	Toro Co. (The)	1,210

		5,956

	Road & Rail — 1.3%
15	Norfolk Southern Corp.	1,149

	Total Industrials	13,663

	Information Technology — 8.8%
	Computers & Peripherals — 1.0%
18	NetApp, Inc. (a)	958

	Electronic Equipment, Instruments & Components — 1.6%
22	Anixter International, Inc. (m)	1,453

	Semiconductors & Semiconductor Equipment — 3.3%
79	Intersil Corp., Class A	1,016
35	Linear Technology Corp.	1,161
56	Marvell Technology Group Ltd., (Bermuda) (a)	830

		3,007

	Software — 2.9%
27	MICROS Systems, Inc. (a)	1,351
23	Solera Holdings, Inc.	1,343

		2,694

	Total Information Technology	8,112

	Materials — 8.7%
	Chemicals — 2.8%
19	Airgas, Inc. (m)	1,345
24	Scotts Miracle-Gro Co. (The), Class A	1,221

		2,566

	Containers & Packaging — 4.4%
43	Crown Holdings, Inc. (a)	1,679
58	Silgan Holdings, Inc.	2,372

		4,051

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.5%
27	Reliance Steel & Aluminum Co.	1,332

	Total Materials	7,949

	Utilities — 6.1%
	Electric Utilities — 1.2%
27	Southern Co.	1,090

	Gas Utilities — 1.0%
21	Northwest Natural Gas Co.	948

	Multi-Utilities — 3.9%
59	CMS Energy Corp.	1,170
34	NorthWestern Corp.	1,125
40	Wisconsin Energy Corp.	1,263

		3,558

	Total Utilities	5,596

	Total Common Stocks (Cost $87,786)	88,184

Short-Term Investment — 3.9%
	Investment Company — 3.9%
3,576	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $3,576)	3,576

	Total Investments — 100.0% (Cost $91,362)	91,760
	Other Assets in Excess of Liabilities — 0.0% (g)	22

	NET ASSETS — 100.0%	$91,782

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 19.2%
	Auto Components — 0.7%
49	BorgWarner, Inc. (a)	3,943

	Automobiles — 0.9%
96	Harley-Davidson, Inc.	3,929
44	Tesla Motors, Inc. (a) (c)	1,267

		5,196

	Distributors — 0.5%
52	Genuine Parts Co.	2,806

	Diversified Consumer Services — 0.6%
30	DeVry, Inc.	1,792
40	Sotheby’s	1,753

		3,545

	Hotels, Restaurants & Leisure — 3.7%
57	Cheesecake Factory, Inc. (The) (a)	1,798
60	Darden Restaurants, Inc.	2,969
45	Gaylord Entertainment Co. (a)	1,362
124	International Game Technology	2,181
172	Marriott International, Inc., Class A	6,090
126	Royal Caribbean Cruises Ltd. (a)	4,734
35	Yum! Brands, Inc.	1,911

		21,045

	Household Durables — 1.8%
76	Fortune Brands, Inc.	4,853
57	Harman International Industries, Inc.	2,593
52	Jarden Corp.	1,784
16	Mohawk Industries, Inc. (a)	948

		10,178

	Internet & Catalog Retail — 0.9%
76	Expedia, Inc.	2,195
12	NetFlix, Inc. (a)	3,073

		5,268

	Media — 3.9%
88	Cablevision Systems Corp., Class A	3,197
111	CBS Corp., Class B	3,168
91	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,158
69	DISH Network Corp., Class A (a)	2,101
120	Gannett Co., Inc.	1,713
76	Lamar Advertising Co., Class A (a)	2,072
28	Omnicom Group, Inc.	1,368
83	Scripps Networks Interactive, Inc., Class A	4,032
1,360	Sirius XM Radio, Inc. (a)	2,979

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
2	Washington Post Co. (The), Class B	693

		22,481

	Multiline Retail — 0.4%
41	Kohl’s Corp.	2,065

	Specialty Retail — 3.2%
9	AutoZone, Inc. (a)	2,712
79	Bed Bath & Beyond, Inc. (a)	4,588
67	Dick’s Sporting Goods, Inc. (a)	2,584
158	Gap, Inc. (The)	2,856
29	Tiffany & Co.	2,293
67	TJX Cos., Inc.	3,504

		18,537

	Textiles, Apparel & Luxury Goods — 2.6%
105	Coach, Inc.	6,738
24	Deckers Outdoor Corp. (a)	2,106
21	Fossil, Inc. (a)	2,460
15	Lululemon Athletica, Inc., (Canada) (a)	1,633
30	Phillips-Van Heusen Corp.	1,958

		14,895

	Total Consumer Discretionary	109,959

	Consumer Staples — 2.9%
	Beverages — 0.6%
24	Brown-Forman Corp., Class B	1,791
41	Dr. Pepper Snapple Group, Inc.	1,732

		3,523

	Food & Staples Retailing — 0.5%
120	Safeway, Inc.	2,814

	Food Products — 1.4%
23	Hershey Co. (The)	1,308
49	JM Smucker Co. (The)	3,738
38	Ralcorp Holdings, Inc. (a)	3,281

		8,327

	Household Products — 0.4%
30	Energizer Holdings, Inc. (a)	2,164

	Total Consumer Staples	16,828

	Energy — 8.1%
	Energy Equipment & Services — 1.3%
97	Cameron International Corp. (a)	4,890
15	CARBO Ceramics, Inc. (c)	2,363

		7,253

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 6.8%
69	Concho Resources, Inc. (a)	6,310
47	CVR Energy, Inc. (a)	1,145
53	Devon Energy Corp.	4,201
97	Energen Corp.	5,452
38	EQT Corp.	2,017
73	Forest Oil Corp. (a)	1,962
17	Kinder Morgan Management LLC (a)	1,104
84	Newfield Exploration Co. (a)	5,693
49	Peabody Energy Corp.	2,857
51	Range Resources Corp.	2,853
50	Teekay Corp., (Canada)	1,532
129	Williams Cos., Inc. (The)	3,899

		39,025

	Total Energy	46,278

	Financials — 15.7%
	Capital Markets — 3.5%
63	Ameriprise Financial, Inc.	3,657
106	Invesco Ltd.	2,483
74	Lazard Ltd., (Bermuda), Class A	2,731
28	Northern Trust Corp.	1,273
91	Och-Ziff Capital Management Group LLC, Class A	1,258
100	T. Rowe Price Group, Inc.	6,061
117	TD AMERITRADE Holding Corp.	2,279

		19,742

	Commercial Banks — 3.6%
27	BancorpSouth, Inc.	333
41	BB&T Corp.	1,098
46	BOK Financial Corp. (c)	2,497
41	City National Corp.	2,246
56	Comerica, Inc.	1,950
32	Cullen/Frost Bankers, Inc.	1,796
205	Fifth Third Bancorp	2,611
123	Huntington Bancshares, Inc.	804
42	M&T Bank Corp.	3,676
82	SunTrust Banks, Inc.	2,123
65	Zions Bancorp	1,563

		20,697

	Diversified Financial Services — 0.7%
99	Moody’s Corp.	3,812

	Insurance — 5.2%
104	AON Corp.	5,334
42	Arch Capital Group Ltd., (Bermuda) (a)	1,334
49	Cincinnati Financial Corp.	1,434

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
125	Loews Corp.	5,265
200	Old Republic International Corp.	2,345
78	OneBeacon Insurance Group Ltd., Class A	1,050
56	Principal Financial Group, Inc.	1,694
19	Torchmark Corp.	1,225
80	Transatlantic Holdings, Inc.	3,940
113	W.R. Berkley Corp.	3,663
122	XL Group plc, (Ireland)	2,686

		29,970

	Real Estate Investment Trusts (REITs) — 1.8%
45	Camden Property Trust	2,863
51	HCP, Inc.	1,856
30	Kimco Realty Corp.	550
55	Regency Centers Corp.	2,423
27	Vornado Realty Trust	2,531

		10,223

	Real Estate Management & Development — 0.3%
103	Brookfield Office Properties, Inc.	1,993

	Thrifts & Mortgage Finance — 0.6%
75	Capitol Federal Financial, Inc.	876
176	People’s United Financial, Inc.	2,359

		3,235

	Total Financials	89,672

	Health Care — 11.1%
	Biotechnology — 0.7%
62	Alexion Pharmaceuticals, Inc. (a)	2,906
35	Dendreon Corp. (a)	1,369

		4,275

	Health Care Equipment & Supplies — 1.6%
35	Becton, Dickinson & Co.	3,042
57	Sirona Dental Systems, Inc. (a)	3,032
93	Thoratec Corp. (a)	3,042

		9,116

	Health Care Providers & Services — 5.9%
60	AmerisourceBergen Corp.	2,463
121	Brookdale Senior Living, Inc. (a)	2,942
180	Coventry Health Care, Inc. (a)	6,548
47	DaVita, Inc. (a)	4,053
47	HCA Holdings, Inc. (a)	1,548
91	Humana, Inc.	7,366
261	Lincare Holdings, Inc.	7,637

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
51	VCA Antech, Inc. (a)	1,083

		33,640

	Health Care Technology — 0.4%
40	Cerner Corp. (a) (c)	2,459

	Life Sciences Tools & Services — 1.6%
107	Agilent Technologies, Inc. (a)	5,469
62	Bruker Corp. (a)	1,259
31	Illumina, Inc. (a)	2,321

		9,049

	Pharmaceuticals — 0.9%
100	Valeant Pharmaceuticals International, Inc., (Canada) (c)	5,201

	Total Health Care	63,740

	Industrials — 13.0%
	Aerospace & Defense — 1.6%
33	Alliant Techsystems, Inc.	2,318
40	Goodrich Corp.	3,801
22	L-3 Communications Holdings, Inc.	1,941
10	TransDigm Group, Inc. (a)	876

		8,936

	Airlines — 0.4%
249	Delta Air Lines, Inc. (a)	2,279

	Commercial Services & Supplies — 1.6%
194	Republic Services, Inc.	5,982
36	Stericycle, Inc. (a)	3,249

		9,231

	Electrical Equipment — 2.7%
67	AMETEK, Inc.	3,004
45	Cooper Industries plc	2,667
52	Hubbell, Inc., Class B	3,397
40	Regal-Beloit Corp.	2,664
42	Roper Industries, Inc.	3,510

		15,242

	Industrial Conglomerates — 1.2%
141	Carlisle Cos., Inc.	6,945

	Machinery — 2.9%
50	AGCO Corp. (a)	2,448
42	Cummins, Inc.	4,338
33	Parker Hannifin Corp.	2,926
52	Snap-On, Inc.	3,243

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
53	Wabtec Corp.	3,494

		16,449

	Professional Services — 0.5%
33	IHS, Inc., Class A (a)	2,786

	Road & Rail — 0.8%
116	Avis Budget Group, Inc. (a)	1,975
62	J.B. Hunt Transport Services, Inc.	2,901

		4,876

	Trading Companies & Distributors — 1.3%
80	Air Lease Corp. (a) (c)	1,948
35	W.W. Grainger, Inc. (c)	5,393

		7,341

	Total Industrials	74,085

	Information Technology — 15.2%
	Communications Equipment — 2.0%
66	Aruba Networks, Inc. (a)	1,953
24	F5 Networks, Inc. (a)	2,602
133	JDS Uniphase Corp. (a)	2,221
48	Polycom, Inc. (a)	3,073
40	Riverbed Technology, Inc. (a)	1,580

		11,429

	Computers & Peripherals — 0.5%
54	NetApp, Inc. (a)	2,866

	Electronic Equipment, Instruments & Components — 2.9%
97	Amphenol Corp., Class A	5,223
53	Arrow Electronics, Inc. (a)	2,183
244	TE Connectivity Ltd., (Switzerland)	8,973

		16,379

	Internet Software & Services — 0.7%
28	Equinix, Inc. (a)	2,788
13	LinkedIn Corp., Class A (a) (c)	1,144

		3,932

	IT Services — 2.2%
40	Alliance Data Systems Corp. (a) (c)	3,735
114	CGI Group, Inc., (Canada), Class A (a)	2,815
49	FleetCor Technologies, Inc. (a)	1,444
94	Jack Henry & Associates, Inc.	2,821
46	VeriFone Systems, Inc. (a)	2,022

		12,837

	Office Electronics — 0.4%
59	Zebra Technologies Corp., Class A (a)	2,471

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 2.4%
52	Analog Devices, Inc.	2,047
70	Avago Technologies Ltd., (Singapore)	2,671
132	Freescale Semiconductor Holdings I Ltd. (a)	2,424
78	Microchip Technology, Inc. (c)	2,961
99	Xilinx, Inc.	3,607

		13,710

	Software — 4.1%
83	Adobe Systems, Inc. (a)	2,601
68	Autodesk, Inc. (a)	2,625
41	Citrix Systems, Inc. (a)	3,264
34	Concur Technologies, Inc. (a)	1,713
58	MICROS Systems, Inc. (a)	2,883
102	Nuance Communications, Inc. (a)	2,186
58	Red Hat, Inc. (a)	2,671
19	Salesforce.com, Inc. (a)	2,875
101	Synopsys, Inc. (a)	2,607

		23,425

	Total Information Technology	87,049

	Materials — 5.4%
	Chemicals — 3.3%
34	Airgas, Inc.	2,374
42	Albemarle Corp.	2,881
40	FMC Corp.	3,441
87	Sherwin-Williams Co. (The)	7,280
43	Sigma-Aldrich Corp.	3,185

		19,161

	Containers & Packaging — 2.1%
115	Ball Corp.	4,415
43	Greif, Inc., Class A	2,809
35	Rock-Tenn Co., Class A	2,322
56	Silgan Holdings, Inc.	2,293

		11,839

	Total Materials	31,000

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.6%
78	CenturyLink, Inc.	3,153

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.3%
65	Telephone & Data Systems, Inc.	1,748

	Total Telecommunication Services	4,901

	Utilities — 5.0%
	Electric Utilities — 1.1%
41	Northeast Utilities	1,439
99	NV Energy, Inc.	1,524
130	Westar Energy, Inc.	3,485

		6,448

	Gas Utilities — 0.9%
65	Oneok, Inc.	4,840

	Multi-Utilities — 3.0%
235	CMS Energy Corp.	4,629
63	NSTAR	2,897
45	Sempra Energy	2,369
112	Wisconsin Energy Corp.	3,505
161	Xcel Energy, Inc.	3,912

		17,312

	Total Utilities	28,600

	Total Common Stocks (Cost $424,602)	552,112

Short-Term Investment — 3.2%
	Investment Company — 3.2%
18,277	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $18,277)	18,277

Investment of Cash Collateral for Securities on Loan — 3.1%
	Investment Company — 3.1%
17,693	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $17,693)	17,693

	Total Investments — 102.8% (Cost $460,572)	588,082
	Liabilities in Excess of Other Assets — (2.8)%	(15,863)

	NET ASSETS — 100.0%	$572,219

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.3%
	Consumer Discretionary — 18.4%
	Auto Components — 1.3%
290	BorgWarner, Inc. (a)	23,397

	Automobiles — 1.7%
569	Harley-Davidson, Inc.	23,320
256	Tesla Motors, Inc. (a) (c)	7,460

		30,780

	Diversified Consumer Services — 1.2%
180	DeVry, Inc.	10,638
238	Sotheby’s	10,366

		21,004

	Hotels, Restaurants & Leisure — 4.1%
340	Cheesecake Factory, Inc. (The) (a)	10,650
268	Gaylord Entertainment Co. (a)	8,049
735	International Game Technology	12,928
678	Marriott International, Inc., Class A	24,077
445	Royal Caribbean Cruises Ltd. (a)	16,746

		72,450

	Household Durables — 0.9%
338	Harman International Industries, Inc.	15,398

	Internet & Catalog Retail — 1.0%
70	NetFlix, Inc. (a)	18,283

	Media — 3.0%
449	Lamar Advertising Co., Class A (a)	12,286
490	Scripps Networks Interactive, Inc., Class A	23,956
8,075	Sirius XM Radio, Inc. (a)	17,684

		53,926

	Specialty Retail — 0.9%
396	Dick’s Sporting Goods, Inc. (a)	15,215

	Textiles, Apparel & Luxury Goods — 4.3%
618	Coach, Inc.	39,521
142	Deckers Outdoor Corp. (a)	12,516
122	Fossil, Inc. (a)	14,385
87	Lululemon Athletica, Inc., (Canada) (a) (c)	9,751

		76,173

	Total Consumer Discretionary	326,626

	Energy — 8.0%
	Energy Equipment & Services — 2.4%
578	Cameron International Corp. (a)	29,071
86	CARBO Ceramics, Inc.	14,046

		43,117

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 5.6%
405	Concho Resources, Inc. (a)	37,190
436	Forest Oil Corp. (a)	11,634
258	Newfield Exploration Co. (a)	17,556
283	Peabody Energy Corp.	16,695
300	Range Resources Corp.	16,661

		99,736

	Total Energy	142,853

	Financials — 8.2%
	Capital Markets — 3.5%
463	Lazard Ltd., (Bermuda), Class A	17,188
743	Och-Ziff Capital Management Group LLC, Class A	10,312
349	T. Rowe Price Group, Inc.	21,056
693	TD AMERITRADE Holding Corp.	13,519

		62,075

	Commercial Banks — 1.5%
271	BOK Financial Corp.	14,815
335	Comerica, Inc.	11,564

		26,379

	Diversified Financial Services — 1.3%
590	Moody’s Corp.	22,642

	Insurance — 1.0%
338	AON Corp.	17,319

	Real Estate Investment Trusts (REITs) — 0.9%
267	Camden Property Trust	16,980

	Total Financials	145,395

	Health Care — 15.5%
	Biotechnology — 1.4%
367	Alexion Pharmaceuticals, Inc. (a)	17,265
205	Dendreon Corp. (a)	8,085

		25,350

	Health Care Equipment & Supplies — 2.0%
339	Sirona Dental Systems, Inc. (a)	17,996
551	Thoratec Corp. (a)	18,067

		36,063

	Health Care Providers & Services — 6.5%
720	Brookdale Senior Living, Inc. (a)	17,470
697	Coventry Health Care, Inc. (a)	25,419
278	DaVita, Inc. (a)	24,056
328	Humana, Inc.	26,411
723	Lincare Holdings, Inc.	21,171

		114,527

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Technology — 0.8%
239	Cerner Corp. (a)	14,623

	Life Sciences Tools & Services — 3.0%
625	Agilent Technologies, Inc. (a)	31,954
386	Bruker Corp. (a)	7,855
183	Illumina, Inc. (a)	13,745

		53,554

	Pharmaceuticals — 1.8%
595	Valeant Pharmaceuticals International, Inc., (Canada) (c)	30,931

	Total Health Care	275,048

	Industrials — 16.2%
	Aerospace & Defense — 1.6%
237	Goodrich Corp.	22,586
61	TransDigm Group, Inc. (a)	5,599

		28,185

	Airlines — 0.8%
1,473	Delta Air Lines, Inc. (a)	13,511

	Commercial Services & Supplies — 1.1%
217	Stericycle, Inc. (a)	19,310

	Electrical Equipment — 2.0%
310	Hubbell, Inc., Class B	20,160
180	Roper Industries, Inc.	14,981

		35,141

	Industrial Conglomerates — 1.4%
514	Carlisle Cos., Inc.	25,324

	Machinery — 4.4%
294	AGCO Corp. (a)	14,512
247	Cummins, Inc.	25,578
194	Parker Hannifin Corp.	17,383
314	Wabtec Corp.	20,644

		78,117

	Professional Services — 0.9%
198	IHS, Inc., Class A (a)	16,517

	Road & Rail — 1.6%
685	Avis Budget Group, Inc. (a)	11,710
366	J.B. Hunt Transport Services, Inc.	17,216

		28,926

	Trading Companies & Distributors — 2.4%
476	Air Lease Corp. (a) (c)	11,555

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
205	W.W. Grainger, Inc.	31,544

		43,099

	Total Industrials	288,130

	Information Technology — 23.5%
	Communications Equipment — 3.8%
387	Aruba Networks, Inc. (a)	11,442
140	F5 Networks, Inc. (a)	15,413
791	JDS Uniphase Corp. (a)	13,175
284	Polycom, Inc. (a)	18,235
236	Riverbed Technology, Inc. (a)	9,347

		67,612

	Computers & Peripherals — 1.0%
319	NetApp, Inc. (a)	16,810

	Electronic Equipment, Instruments & Components — 2.4%
299	Amphenol Corp., Class A	16,141
739	TE Connectivity Ltd., (Switzerland)	27,162

		43,303

	Internet Software & Services — 1.3%
164	Equinix, Inc. (a)	16,568
77	LinkedIn Corp., Class A (a) (c)	6,946

		23,514

	IT Services — 3.4%
236	Alliance Data Systems Corp. (a) (c)	22,182
678	CGI Group, Inc., (Canada), Class A (a)	16,701
288	FleetCor Technologies, Inc. (a)	8,539
270	VeriFone Systems, Inc. (a)	11,983

		59,405

	Office Electronics — 0.8%
348	Zebra Technologies Corp., Class A (a)	14,663

	Semiconductors & Semiconductor Equipment — 3.9%
416	Avago Technologies Ltd., (Singapore)	15,797
784	Freescale Semiconductor Holdings I Ltd. (a) (c)	14,408
464	Microchip Technology, Inc. (c)	17,583
588	Xilinx, Inc.	21,426

		69,214

	Software — 6.9%
483	Adobe Systems, Inc. (a)	15,187
397	Autodesk, Inc. (a)	15,332
242	Citrix Systems, Inc. (a)	19,352
202	Concur Technologies, Inc. (a)	10,134
345	MICROS Systems, Inc. (a)	17,125

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
604	Nuance Communications, Inc. (a)	12,957
345	Red Hat, Inc. (a)	15,850
114	Salesforce.com, Inc. (a)	16,909

		122,846

	Total Information Technology	417,367

	Materials — 3.5%
	Chemicals — 2.5%
238	FMC Corp.	20,456
287	Sherwin-Williams Co. (The)	24,062

		44,518

	Containers & Packaging — 1.0%
256	Greif, Inc., Class A	16,674

	Total Materials	61,192

SHARES	SECURITY DESCRIPTION	VALUE($)
	Total Common Stocks (Cost $1,228,055)	1,656,611

Short-Term Investment — 2.0%
	Investment Company — 2.0%
36,757	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $36,757)	36,757

Investment of Cash Collateral for Securities on Loan — 4.0%
	Investment Company — 4.0%
70,726	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $70,726)	70,726
	Total Investments — 99.3% (Cost $1,335,538)	1,764,094

	Other Assets in Excess of Liabilities — 0.7%	11,659

	NET ASSETS — 100.0%	$1,775,753

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
536	S&P Mid Cap 400	09/16/11	$52,340	$173

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 19.6%
	Distributors — 1.0%
1,243	Genuine Parts Co.	67,640

	Hotels, Restaurants & Leisure — 3.1%
1,436	Darden Restaurants, Inc.	71,453
1,340	Marriott International, Inc., Class A	47,550
1,205	Royal Caribbean Cruises Ltd. (a)	45,373
832	Yum! Brands, Inc.	45,952

		210,328

	Household Durables — 2.7%
1,827	Fortune Brands, Inc.	116,476
1,245	Jarden Corp.	42,963
381	Mohawk Industries, Inc. (a)	22,846

		182,285

	Internet & Catalog Retail — 0.8%
1,824	Expedia, Inc.	52,891

	Media — 4.9%
2,123	Cablevision Systems Corp., Class A	76,858
2,676	CBS Corp., Class B	76,227
2,170	Clear Channel Outdoor Holdings, Inc., Class A (a)	27,562
1,637	DISH Network Corp., Class A (a)	50,203
3,624	Gannett Co., Inc.	51,897
684	Omnicom Group, Inc.	32,947
39	Washington Post Co. (The), Class B (c)	16,264

		331,958

	Multiline Retail — 0.7%
995	Kohl’s Corp.	49,747

	Specialty Retail — 5.7%
221	AutoZone, Inc. (a)	65,097
1,887	Bed Bath & Beyond, Inc. (a)	110,136
3,798	Gap, Inc. (The)	68,746
709	Tiffany & Co.	55,646
1,608	TJX Cos., Inc.	84,476

		384,101

	Textiles, Apparel & Luxury Goods — 0.7%
716	Phillips-Van Heusen Corp.	46,850

	Total Consumer Discretionary	1,325,800

	Consumer Staples — 6.0%
	Beverages — 1.2%
578	Brown-Forman Corp., Class B	43,170
987	Dr. Pepper Snapple Group, Inc.	41,381

		84,551

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.0%
2,935	Safeway, Inc.	68,600

	Food Products — 3.0%
553	Hershey Co. (The)	31,464
1,172	JM Smucker Co. (The)	89,603
909	Ralcorp Holdings, Inc. (a)	78,726

		199,793

	Household Products — 0.8%
721	Energizer Holdings, Inc. (a)	52,155

	Total Consumer Staples	405,099

	Energy — 7.8%
	Oil, Gas & Consumable Fuels — 7.8%
1,119	CVR Energy, Inc. (a)	27,551
1,279	Devon Energy Corp.	100,761
2,318	Energen Corp.	130,950
924	EQT Corp.	48,521
403	Kinder Morgan Management LLC (a)	26,460
967	Newfield Exploration Co. (a)	65,784
1,193	Teekay Corp., (Canada)	36,825
3,092	Williams Cos., Inc. (The)	93,527

	Total Energy	530,379

	Financials — 23.3%
	Capital Markets — 3.5%
1,527	Ameriprise Financial, Inc.	88,095
2,555	Invesco Ltd.	59,790
659	Northern Trust Corp.	30,306
1,005	T. Rowe Price Group, Inc.	60,622

		238,813

	Commercial Banks — 5.8%
618	BancorpSouth, Inc. (c)	7,666
972	BB&T Corp.	26,094
996	City National Corp.	54,038
761	Cullen/Frost Bankers, Inc.	43,274
4,933	Fifth Third Bancorp	62,892
2,897	Huntington Bancshares, Inc.	19,002
1,001	M&T Bank Corp.	88,051
1,981	SunTrust Banks, Inc.	51,119
1,551	Zions Bancorp	37,247

		389,383

	Insurance — 9.6%
1,127	AON Corp.	57,795
1,006	Arch Capital Group Ltd., (Bermuda) (a)	32,121
1,184	Cincinnati Financial Corp. (c)	34,551
3,002	Loews Corp.	126,367

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
4,776	Old Republic International Corp.	56,113
2,143	OneBeacon Insurance Group Ltd., Class A	28,699
1,330	Principal Financial Group, Inc.	40,455
460	Torchmark Corp.	29,485
1,928	Transatlantic Holdings, Inc.	94,491
2,720	W.R. Berkley Corp.	88,227
2,926	XL Group plc, (Ireland)	64,310

		652,614

	Real Estate Investment Trusts (REITs) — 2.6%
1,208	HCP, Inc.	44,314
710	Kimco Realty Corp.	13,237
1,320	Regency Centers Corp.	58,027
649	Vornado Realty Trust	60,506

		176,084

	Real Estate Management & Development — 0.7%
2,470	Brookfield Office Properties, Inc.	47,618

	Thrifts & Mortgage Finance — 1.1%
1,766	Capitol Federal Financial, Inc.	20,762
4,199	People’s United Financial, Inc.	56,440

		77,202

	Total Financials	1,581,714

	Health Care — 6.2%
	Health Care Equipment & Supplies — 1.1%
847	Becton, Dickinson & Co.	72,952

	Health Care Providers & Services — 5.1%
1,424	AmerisourceBergen Corp.	58,937
1,489	Coventry Health Care, Inc. (a)	54,286
1,120	HCA Holdings, Inc. (a)	36,973
869	Humana, Inc.	69,989
3,339	Lincare Holdings, Inc.	97,731
1,215	VCA Antech, Inc. (a)	25,764

		343,680

	Total Health Care	416,632

	Industrials — 9.0%
	Aerospace & Defense — 1.5%
777	Alliant Techsystems, Inc.	55,419
531	L-3 Communications Holdings, Inc.	46,455

		101,874

	Commercial Services & Supplies — 2.1%
4,657	Republic Services, Inc.	143,682

	Electrical Equipment — 3.3%
1,609	AMETEK, Inc.	72,241

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
1,074	Cooper Industries plc	64,084
962	Regal-Beloit Corp.	64,250
284	Roper Industries, Inc.	23,651

		224,226

	Industrial Conglomerates — 1.0%
1,304	Carlisle Cos., Inc.	64,188

	Machinery — 1.1%
1,243	Snap-On, Inc.	77,682

	Total Industrials	611,652

	Information Technology — 5.9%
	Electronic Equipment, Instruments & Components — 3.3%
1,110	Amphenol Corp., Class A	59,945
1,282	Arrow Electronics, Inc. (a)	53,210
2,875	TE Connectivity Ltd., (Switzerland)	105,689

		218,844

	IT Services — 1.0%
2,252	Jack Henry & Associates, Inc.	67,576

	Semiconductors & Semiconductor Equipment — 0.7%
1,259	Analog Devices, Inc.	49,276

	Software — 0.9%
2,427	Synopsys, Inc. (a)	62,406

	Total Information Technology	398,102

	Materials — 7.3%
	Chemicals — 4.1%
811	Airgas, Inc.	56,828
998	Albemarle Corp.	69,083
917	Sherwin-Williams Co. (The)	76,889
1,039	Sigma-Aldrich Corp.	76,271

		279,071

	Containers & Packaging — 3.2%
2,754	Ball Corp.	105,936
838	Rock-Tenn Co., Class A	55,567
1,348	Silgan Holdings, Inc.	55,219

		216,722

	Total Materials	495,793

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.1%
1,869	CenturyLink, Inc.	75,551

	Wireless Telecommunication Services — 0.8%
1,996	Telephone & Data Systems, Inc.	53,746

	Total Telecommunication Services	129,297

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 10.1%
	Electric Utilities — 2.3%
976	Northeast Utilities	34,312
2,388	NV Energy, Inc.	36,663
3,104	Westar Energy, Inc.	83,531

		154,506

	Gas Utilities — 1.7%
1,568	Oneok, Inc.	116,068

	Multi-Utilities — 6.1%
5,643	CMS Energy Corp.	111,101
1,508	NSTAR	69,338
1,077	Sempra Energy	56,945
2,680	Wisconsin Energy Corp.	84,018
3,862	Xcel Energy, Inc.	93,839

		415,241

	Total Utilities	685,815

	Total Common Stocks (Cost $5,013,019)	6,580,283

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.7%
	Investment Company — 2.7%
183,564	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $183,564)	183,564

Investment of Cash Collateral for Securities on Loan — 0.6%
	Investment Company — 0.6%
36,367	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $36,367)	36,367

	Total Investments — 100.4% (Cost $5,232,950)	6,800,214
	Liabilities in Excess of Other Assets — (0.4)%	(24,380)

	NET ASSETS — 100.0%	$6,775,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 104.0% (j)
	Common Stocks — 97.4%
	Consumer Discretionary — 18.7%
	Auto Components — 1.9%
27	Autoliv, Inc., (Sweden)	2,144
14	BorgWarner, Inc. (a)	1,139
80	Cooper Tire & Rubber Co.	1,592
78	Goodyear Tire & Rubber Co. (The) (a)	1,305
38	Tenneco, Inc. (a)	1,680
43	TRW Automotive Holdings Corp. (a)	2,545

		10,405

	Automobiles — 0.6%
128	Ford Motor Co. (a)	1,765
38	Harley-Davidson, Inc.	1,577

		3,342

	Diversified Consumer Services — 2.2%
52	Apollo Group, Inc., Class A (a)	2,263
69	Career Education Corp. (a)	1,463
43	Coinstar, Inc. (a)	2,352
25	ITT Educational Services, Inc. (a)	1,979
32	Regis Corp.	491
100	Service Corp. International	1,167
7	Strayer Education, Inc.	836
17	Weight Watchers International, Inc.	1,295

		11,846

	Hotels, Restaurants & Leisure — 2.4%
96	Brinker International, Inc.	2,342
33	Cracker Barrel Old Country Store, Inc.	1,619
30	Las Vegas Sands Corp. (a)	1,247
24	MGM Resorts International (a)	314
44	Penn National Gaming, Inc. (a)	1,774
26	PF Chang’s China Bistro, Inc.	1,026
32	Vail Resorts, Inc.	1,492
37	Wyndham Worldwide Corp.	1,254
15	Wynn Resorts Ltd.	2,115

		13,183

	Household Durables — 1.5%
61	Garmin Ltd., (Switzerland)	2,007
7	Harman International Industries, Inc.	305
46	Jarden Corp.	1,571
31	Tempur-Pedic International, Inc. (a)	2,088
26	Whirlpool Corp.	2,144

		8,115

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.9%
2	Amazon.com, Inc. (a)	343
75	Expedia, Inc.	2,176
3	NetFlix, Inc. (a)	747
27	Shutterfly, Inc. (a)	1,572

		4,838

	Leisure Equipment & Products — 0.6%
54	Brunswick Corp.	1,092
4	Mattel, Inc.	106
17	Polaris Industries, Inc.	1,930

		3,128

	Media — 2.3%
57	CBS Corp., Class B	1,630
60	DISH Network Corp., Class A (a)	1,833
58	Gannett Co., Inc.	837
24	John Wiley & Sons, Inc., Class A	1,253
40	Liberty Global, Inc., Class A (a)	1,820
24	Liberty Media Corp. - Starz, Class A (a)	1,780
8	McGraw-Hill Cos., Inc. (The)	344
19	Time Warner Cable, Inc.	1,497
49	Virgin Media, Inc.	1,463

		12,457

	Multiline Retail — 0.6%
21	Dollar Tree, Inc. (a)	1,384
72	Macy’s, Inc.	2,096

		3,480

	Specialty Retail — 4.0%
20	Abercrombie & Fitch Co., Class A	1,364
20	Aeropostale, Inc. (a)	356
82	American Eagle Outfitters, Inc.	1,042
35	ANN, Inc. (a)	915
55	Ascena Retail Group, Inc. (a)	1,863
6	AutoZone, Inc. (a)	1,894
14	Bed Bath & Beyond, Inc. (a)	833
36	Buckle, Inc. (The)	1,535
61	Foot Locker, Inc.	1,457
72	GameStop Corp., Class A (a)	1,913
54	Limited Brands, Inc.	2,079
31	Men’s Wearhouse, Inc. (The)	1,044
40	Penske Automotive Group, Inc.	916
171	Pier 1 Imports, Inc. (a)	1,973
83	RadioShack Corp.	1,100
40	Sally Beauty Holdings, Inc. (a)	683
29	Williams-Sonoma, Inc.	1,052

		22,019

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Textiles, Apparel & Luxury Goods — 1.7%
48	CROCS, Inc. (a)	1,243
15	Deckers Outdoor Corp. (a)	1,332
20	Fossil, Inc. (a)	2,325
84	Iconix Brand Group, Inc. (a)	2,022
13	V.F. Corp.	1,397
14	Warnaco Group, Inc. (The) (a)	743

		9,062

	Total Consumer Discretionary	101,875

	Consumer Staples — 5.1%
	Beverages — 1.1%
55	Coca-Cola Enterprises, Inc.	1,592
85	Constellation Brands, Inc., Class A (a)	1,773
50	Dr. Pepper Snapple Group, Inc.	2,097
2	PepsiCo, Inc.	164

		5,626

	Food & Staples Retailing — 0.7%
17	Casey’s General Stores, Inc.	732
33	Kroger Co. (The)	817
65	Safeway, Inc.	1,520
94	SUPERVALU, Inc.	885

		3,954

	Food Products — 1.8%
29	ConAgra Foods, Inc.	750
27	Corn Products International, Inc.	1,485
103	Dean Foods Co. (a)	1,260
35	Fresh Del Monte Produce, Inc.	936
38	Hormel Foods Corp.	1,125
91	Smithfield Foods, Inc. (a)	1,979
120	Tyson Foods, Inc., Class A	2,337

		9,872

	Personal Products — 0.6%
36	Herbalife Ltd., (Cayman Islands)	2,095
32	Nu Skin Enterprises, Inc., Class A	1,195

		3,290

	Tobacco — 0.9%
23	Lorillard, Inc.	2,543
18	Philip Morris International, Inc.	1,191
8	Reynolds American, Inc.	292
28	Universal Corp.	1,051

		5,077

	Total Consumer Staples	27,819

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.7%
	Energy Equipment & Services — 3.0%
71	Complete Production Services, Inc. (a)	2,374
29	Diamond Offshore Drilling, Inc.	2,039
130	Helix Energy Solutions Group, Inc. (a)	2,148
37	Key Energy Services, Inc. (a)	666
102	McDermott International, Inc. (a)	2,019
17	Nabors Industries Ltd., (Bermuda) (a)	426
55	Patterson-UTI Energy, Inc.	1,745
96	RPC, Inc.	2,361
25	Superior Energy Services, Inc. (a)	925
18	Transocean Ltd., (Switzerland)	1,151
6	Unit Corp. (a)	373

		16,227

	Oil, Gas & Consumable Fuels — 4.7%
25	Alpha Natural Resources, Inc. (a)	1,121
40	Arch Coal, Inc.	1,071
20	Chevron Corp.	2,099
24	Concho Resources, Inc. (a)	2,207
98	Denbury Resources, Inc. (a)	1,954
4	Devon Energy Corp.	303
61	Gulfport Energy Corp. (a)	1,798
8	Marathon Oil Corp.	417
28	Newfield Exploration Co. (a)	1,896
14	Occidental Petroleum Corp.	1,451
26	Peabody Energy Corp.	1,506
20	Rosetta Resources, Inc. (a)	1,041
69	Stone Energy Corp. (a)	2,109
55	Swift Energy Co. (a)	2,042
70	Valero Energy Corp.	1,796
75	W&T Offshore, Inc.	1,953
40	Williams Cos., Inc. (The)	1,199

		25,963

	Total Energy	42,190

	Financials — 11.4%
	Capital Markets — 1.6%
5	Affiliated Managers Group, Inc. (a)	464
31	Ameriprise Financial, Inc.	1,811
113	Ares Capital Corp.	1,810
56	Bank of New York Mellon Corp. (The)	1,426
122	Knight Capital Group, Inc., Class A (a)	1,347
34	State Street Corp.	1,551

		8,409

	Commercial Banks — 1.7%
13	Bank of Hawaii Corp.	624
36	FirstMerit Corp.	602

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Commercial Banks — Continued
126	KeyCorp	1,053
25	PNC Financial Services Group, Inc.	1,508
8	Popular, Inc. (a)	21
7	Prosperity Bancshares, Inc.	301
27	Signature Bank (a)	1,539
37	TCF Financial Corp.	515
62	U.S. Bancorp	1,572
61	Wells Fargo & Co.	1,722

		9,457

	Consumer Finance — 1.3%
29	Capital One Financial Corp.	1,506
66	Discover Financial Services	1,765
45	Ezcorp, Inc., Class A (a)	1,584
134	SLM Corp.	2,253

		7,108

	Diversified Financial Services — 0.8%
80	Bank of America Corp.	880
48	Citigroup, Inc.	2,015
53	NASDAQ OMX Group, Inc. (The) (a)	1,352

		4,247

	Insurance — 5.3%
31	ACE Ltd., (Switzerland)	2,027
37	Aflac, Inc.	1,722
34	Allied World Assurance Co. Holdings Ltd., (Switzerland)	1,948
45	American Financial Group, Inc.	1,617
56	Assurant, Inc.	2,049
126	Assured Guaranty Ltd., (Bermuda)	2,048
6	Chubb Corp.	379
28	CNA Financial Corp.	814
185	CNO Financial Group, Inc. (a)	1,463
51	Delphi Financial Group, Inc., Class A	1,497
21	Everest Re Group Ltd., (Bermuda)	1,729
72	Hartford Financial Services Group, Inc.	1,886
62	Lincoln National Corp.	1,760
149	MBIA, Inc. (a)	1,296
19	MetLife, Inc.	820
49	Montpelier Re Holdings Ltd., (Bermuda)	890
8	Principal Financial Group, Inc.	250
61	Protective Life Corp.	1,404
23	Prudential Financial, Inc.	1,434
24	Reinsurance Group of America, Inc.	1,445
8	RenaissanceRe Holdings Ltd., (Bermuda)	568

		29,046

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 0.7%
4	AvalonBay Communities, Inc.	532
7	Camden Property Trust	468
26	CBL & Associates Properties, Inc.	473
34	Douglas Emmett, Inc. (m)	681
11	Mid-America Apartment Communities, Inc.	732
3	Simon Property Group, Inc.	324
6	UDR, Inc.	158
7	Vornado Realty Trust	668

		4,036

	Total Financials	62,303

	Health Care — 10.0%
	Biotechnology — 1.2%
66	Amylin Pharmaceuticals, Inc. (a)	876
18	Biogen Idec, Inc. (a)	1,881
11	Human Genome Sciences, Inc. (a)	265
58	Incyte Corp., Ltd. (a)	1,096
16	Onyx Pharmaceuticals, Inc. (a)	573
32	United Therapeutics Corp. (a)	1,767

		6,458

	Health Care Equipment & Supplies — 0.6%
19	CareFusion Corp. (a)	508
20	Cooper Cos., Inc. (The)	1,565
53	Hologic, Inc. (a)	1,064

		3,137

	Health Care Providers & Services — 3.5%
35	AMERIGROUP Corp. (a)	2,437
8	AmerisourceBergen Corp.	317
7	Cardinal Health, Inc.	318
46	CIGNA Corp.	2,349
45	Community Health Systems, Inc. (a)	1,165
42	Coventry Health Care, Inc. (a)	1,542
38	Health Net, Inc. (a)	1,207
51	Healthspring, Inc. (a)	2,357
25	Humana, Inc.	2,053
13	LifePoint Hospitals, Inc. (a)	503
56	Molina Healthcare, Inc. (a)	1,518
28	UnitedHealth Group, Inc.	1,427
30	WellCare Health Plans, Inc. (a)	1,554
6	WellPoint, Inc.	479

		19,226

	Health Care Technology — 0.3%
31	SXC Health Solutions Corp. (a)	1,824

	Life Sciences Tools & Services — 0.3%
24	Bruker Corp. (a)	487

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Life Sciences Tools & Services — Continued
14	Illumina, Inc. (a)	1,026

		1,513

	Pharmaceuticals — 4.1%
38	Abbott Laboratories	2,012
60	Bristol-Myers Squibb Co.	1,734
56	Eli Lilly & Co.	2,107
46	Endo Pharmaceuticals Holdings, Inc. (a)	1,836
63	Forest Laboratories, Inc. (a)	2,459
11	Impax Laboratories, Inc. (a)	246
27	Jazz Pharmaceuticals, Inc. (a)	884
41	Medicis Pharmaceutical Corp., Class A	1,563
42	Merck & Co., Inc.	1,497
92	Pfizer, Inc.	1,888
49	Salix Pharmaceuticals Ltd. (a)	1,949
73	ViroPharma, Inc. (a)	1,346
75	Warner Chilcott plc, (Ireland), Class A	1,808
14	Watson Pharmaceuticals, Inc. (a)	979

		22,308

	Total Health Care	54,466

	Industrials — 12.7%
	Aerospace & Defense — 2.3%
9	Alliant Techsystems, Inc.	618
5	Esterline Technologies Corp. (a)	356
24	General Dynamics Corp.	1,808
24	L-3 Communications Holdings, Inc.	2,125
24	Lockheed Martin Corp.	1,908
32	Northrop Grumman Corp.	2,253
31	Raytheon Co.	1,540
79	Textron, Inc.	1,873
3	Triumph Group, Inc.	252

		12,733

	Air Freight & Logistics — 0.5%
36	Atlas Air Worldwide Holdings, Inc. (a)	2,166
4	United Parcel Service, Inc., Class B	316

		2,482

	Airlines — 0.4%
6	Alaska Air Group, Inc. (a)	422
57	Southwest Airlines Co.	652
123	U.S. Airways Group, Inc. (a)	1,099

		2,173

	Commercial Services & Supplies — 0.4%
20	Brink’s Co. (The)	586
42	Deluxe Corp.	1,031

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
27	R.R. Donnelley & Sons Co.	529

		2,146

	Construction & Engineering — 1.3%
11	EMCOR Group, Inc. (a)	324
17	Fluor Corp.	1,110
52	KBR, Inc.	1,948
89	MasTec, Inc. (a)	1,754
45	URS Corp. (a)	2,012

		7,148

	Electrical Equipment — 1.2%
16	AMETEK, Inc.	710
15	Belden, Inc.	521
29	General Cable Corp. (a)	1,243
31	Polypore International, Inc. (a)	2,110
35	Thomas & Betts Corp. (a)	1,888

		6,472

	Industrial Conglomerates — 0.4%
118	General Electric Co.	2,220

	Machinery — 3.9%
42	Actuant Corp., Class A	1,130
22	AGCO Corp. (a)	1,092
19	Caterpillar, Inc.	2,056
31	CNH Global N.V., (Netherlands) (a)	1,214
14	Cummins, Inc.	1,462
20	Dover Corp.	1,358
21	Joy Global, Inc.	2,003
27	Kennametal, Inc.	1,120
79	Meritor, Inc. (a)	1,271
11	Middleby Corp. (a)	1,036
34	Navistar International Corp. (a)	1,930
24	Parker Hannifin Corp.	2,168
29	Stanley Black & Decker, Inc.	2,064
24	Timken Co.	1,207
2	Toro Co. (The)	92

		21,203

	Marine — 0.4%
24	Alexander & Baldwin, Inc.	1,160
19	Kirby Corp. (a)	1,083

		2,243

	Road & Rail — 1.2%
39	Con-way, Inc.	1,522
56	CSX Corp.	1,465
17	Hertz Global Holdings, Inc. (a)	263

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Road & Rail — Continued
21	Norfolk Southern Corp.	1,541
39	Old Dominion Freight Line, Inc. (a)	1,467
5	Union Pacific Corp.	566

		6,824

	Trading Companies & Distributors — 0.7%
94	RSC Holdings, Inc. (a)	1,118
36	TAL International Group, Inc.	1,232
62	United Rentals, Inc. (a)	1,563

		3,913

	Total Industrials	69,557

	Information Technology — 18.3%
	Communications Equipment — 2.0%
86	Arris Group, Inc. (a)	994
70	Cisco Systems, Inc.	1,095
33	Harris Corp.	1,488
42	Motorola Solutions, Inc. (a)	1,925
56	Plantronics, Inc.	2,035
52	Research In Motion Ltd., (Canada) (a)	1,489
44	Riverbed Technology, Inc. (a)	1,733

		10,759

	Computers & Peripherals — 0.9%
5	Apple, Inc. (a)	1,798
133	Dell, Inc. (a)	2,212
36	Diebold, Inc.	1,114

		5,124

	Electronic Equipment, Instruments & Components — 2.4%
36	Arrow Electronics, Inc. (a)	1,512
29	Avnet, Inc. (a)	934
15	Coherent, Inc. (a)	842
106	Corning, Inc.	1,918
24	IPG Photonics Corp. (a)	1,766
14	Itron, Inc. (a)	658
229	Power-One, Inc. (a)	1,853
14	Rofin-Sinar Technologies, Inc. (a)	493
17	SYNNEX Corp. (a)	532
26	Universal Display Corp. (a)	915
102	Vishay Intertechnology, Inc. (a)	1,533

		12,956

	Internet Software & Services — 2.1%
35	Ancestry.com, Inc. (a)	1,467
65	eBay, Inc. (a)	2,102
66	IAC/InterActiveCorp. (a)	2,523
15	Sohu.com, Inc., (China) (a)	1,069

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
12	Travelzoo, Inc. (a)	774
88	ValueClick, Inc. (a)	1,462
60	VeriSign, Inc.	2,022

		11,419

	IT Services — 3.5%
6	Accenture plc, (Ireland), Class A	353
26	Alliance Data Systems Corp. (a)	2,439
52	Amdocs Ltd., (United Kingdom) (a)	1,588
64	Broadridge Financial Solutions, Inc.	1,545
33	CACI International, Inc., Class A (a)	2,082
67	Convergys Corp. (a)	912
30	DST Systems, Inc.	1,576
46	Fidelity National Information Services, Inc.	1,427
15	Global Payments, Inc.	784
125	SAIC, Inc. (a)	2,095
45	Unisys Corp. (a)	1,159
39	VeriFone Systems, Inc. (a)	1,716
72	Western Union Co. (The)	1,451

		19,127

	Office Electronics — 0.4%
199	Xerox Corp.	2,072

	Semiconductors & Semiconductor Equipment — 4.4%
242	Amkor Technology, Inc. (a)	1,493
113	Applied Materials, Inc.	1,465
39	Fairchild Semiconductor International, Inc. (a)	659
168	GT Solar International, Inc. (a)	2,729
39	Intel Corp.	870
54	KLA-Tencor Corp.	2,190
40	Lam Research Corp. (a)	1,779
78	Marvell Technology Group Ltd., (Bermuda) (a)	1,148
70	MEMC Electronic Materials, Inc. (a)	601
156	Micron Technology, Inc. (a)	1,168
34	MKS Instruments, Inc.	893
13	National Semiconductor Corp.	308
63	Novellus Systems, Inc. (a)	2,269
59	OmniVision Technologies, Inc. (a)	2,057
100	Teradyne, Inc. (a)	1,487
41	Tessera Technologies, Inc. (a)	704
47	Veeco Instruments, Inc. (a)	2,294

		24,114

	Software — 2.6%
177	Activision Blizzard, Inc.	2,062
25	BMC Software, Inc. (a)	1,360
88	CA, Inc.	2,003

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Software — Continued
196	Cadence Design Systems, Inc. (a)	2,069
47	Fair Isaac Corp.	1,414
84	Microsoft Corp.	2,176
67	Oracle Corp.	2,194
42	Symantec Corp. (a)	819

		14,097

	Total Information Technology	99,668

	Materials — 6.5%
	Chemicals — 2.9%
30	Cabot Corp.	1,205
30	Celanese Corp., Class A	1,607
12	CF Industries Holdings, Inc.	1,715
28	Cytec Industries, Inc.	1,612
12	Eastman Chemical Co.	1,233
94	Ferro Corp. (a)	1,264
23	Kraton Performance Polymers, Inc. (a)	909
32	OM Group, Inc. (a)	1,316
36	Rockwood Holdings, Inc. (a)	1,967
86	Solutia, Inc. (a)	1,964
18	Westlake Chemical Corp.	928

		15,720

	Containers & Packaging — 1.1%
38	Ball Corp.	1,446
40	Crown Holdings, Inc. (a)	1,535
30	Rock-Tenn Co., Class A	1,964
54	Sealed Air Corp.	1,274

		6,219

	Metals & Mining — 2.1%
47	Alcoa, Inc.	744
107	Century Aluminum Co. (a)	1,672
23	Cliffs Natural Resources, Inc.	2,168
44	Freeport-McMoRan Copper & Gold, Inc.	2,310
5	Schnitzer Steel Industries, Inc., Class A	304
93	Steel Dynamics, Inc.	1,513
17	Walter Energy, Inc.	1,920
43	Worthington Industries, Inc.	991

		11,622

	Paper & Forest Products — 0.4%
23	Domtar Corp., (Canada)	2,144

	Total Materials	35,705

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.4%
360	Level 3 Communications, Inc. (a)	878

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
36	Verizon Communications, Inc.	1,339

		2,217

	Wireless Telecommunication Services — 0.5%
82	MetroPCS Communications, Inc. (a)	1,407
260	Sprint Nextel Corp. (a)	1,403

		2,810

	Total Telecommunication Services	5,027

	Utilities — 6.1%
	Electric Utilities — 2.7%
50	American Electric Power Co., Inc.	1,874
80	Duke Energy Corp.	1,516
24	Edison International	919
24	El Paso Electric Co.	767
26	Entergy Corp.	1,764
22	Exelon Corp.	948
105	Pepco Holdings, Inc.	2,068
81	PNM Resources, Inc.	1,357
85	Portland General Electric Co.	2,146
35	Unisource Energy Corp.	1,320

		14,679

	Gas Utilities — 1.2%
39	Atmos Energy Corp.	1,282
117	Questar Corp.	2,067
19	South Jersey Industries, Inc.	1,012
20	Southwest Gas Corp.	776
51	UGI Corp.	1,619

		6,756

	Independent Power Producers & Energy Traders — 0.6%
133	AES Corp. (The) (a)	1,690
63	NRG Energy, Inc. (a)	1,542

		3,232

	Multi-Utilities — 1.5%
70	Ameren Corp.	2,031
106	CMS Energy Corp.	2,084
87	MDU Resources Group, Inc.	1,963
22	NorthWestern Corp.	719
28	Sempra Energy	1,506

		8,303

	Water Utilities — 0.1%
15	American Water Works Co., Inc.	431

	Total Utilities	33,401

	Total Common Stocks (Cost $443,125)	532,011

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Short-Term Investment — 6.6%
	Investment Company — 6.6%
36,094	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $36,094)	36,094

	Total Investments — 104.0% (Cost $479,219)	568,105
	Liabilities in Excess of Other Assets — (4.0)%	(21,658)

	NET ASSETS — 100.0%	$546,447

Short Positions — 97.5%
	Common Stocks — 97.5%
	Consumer Discretionary — 13.1%
	Auto Components — 0.3%
11	Gentex Corp.	336
32	Johnson Controls, Inc.	1,327

		1,663

	Automobiles — 0.1%
27	Thor Industries, Inc.	775

	Diversified Consumer Services — 0.1%
41	H&R Block, Inc.	661

	Hotels, Restaurants & Leisure — 2.7%
24	Bally Technologies, Inc. (a)	981
36	BJ’s Restaurants, Inc. (a)	1,887
20	Carnival Corp.	746
6	Chipotle Mexican Grill, Inc. (a)	1,939
71	Gaylord Entertainment Co. (a)	2,131
38	Hyatt Hotels Corp., Class A (a)	1,571
7	Starbucks Corp.	265
34	Starwood Hotels & Resorts Worldwide, Inc.	1,925
333	Wendy’s/Arby’s Group, Inc., Class A	1,687
35	WMS Industries, Inc. (a)	1,079
6	Yum! Brands, Inc.	329

		14,540

	Household Durables — 1.3%
96	Lennar Corp., Class A	1,742
72	MDC Holdings, Inc.	1,772
266	Pulte Group, Inc. (a)	2,040
79	Toll Brothers, Inc. (a)	1,629

		7,183

	Internet & Catalog Retail — 0.1%
14	HSN, Inc. (a)	477

	Leisure Equipment & Products — 0.5%
692	Eastman Kodak Co. (a)	2,478

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 2.7%
42	Discovery Communications, Inc., Class A (a)	1,735
82	DreamWorks Animation SKG, Inc., Class A (a)	1,656
57	Lamar Advertising Co., Class A (a)	1,547
168	Live Nation Entertainment, Inc. (a)	1,924
261	New York Times Co. (The), Class A (a)	2,279
89	Regal Entertainment Group, Class A	1,095
30	Scripps Networks Interactive, Inc., Class A	1,487
56	Thomson Reuters Corp.	2,095
22	Walt Disney Co. (The)	865

		14,683

	Multiline Retail — 0.3%
37	J.C. Penney Co., Inc.	1,292
12	Kohl’s Corp.	591

		1,883

	Specialty Retail — 2.5%
81	Cabela’s, Inc. (a)	2,203
76	CarMax, Inc. (a)	2,514
115	Collective Brands, Inc. (a)	1,693
7	Home Depot, Inc.	253
579	Office Depot, Inc. (a)	2,443
13	OfficeMax, Inc. (a)	105
136	Staples, Inc.	2,141
4	Tiffany & Co.	338
6	Tractor Supply Co.	387
58	Urban Outfitters, Inc. (a)	1,632

		13,709

	Textiles, Apparel & Luxury Goods — 2.5%
60	Carter’s, Inc. (a)	1,845
26	Columbia Sportswear Co.	1,644
75	Hanesbrands, Inc. (a)	2,134
146	Jones Group, Inc. (The)	1,585
13	NIKE, Inc., Class B	1,189
27	Steven Madden Ltd. (a)	995
33	Under Armour, Inc., Class A (a)	2,518
35	Wolverine World Wide, Inc.	1,459

		13,369

	Total Consumer Discretionary	71,421

	Consumer Staples — 4.8%
	Beverages — 0.2%
5	Brown-Forman Corp., Class B	337
10	Coca-Cola Co. (The)	666

		1,003

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Food & Staples Retailing — 0.8%
36	BJ’s Wholesale Club, Inc. (a)	1,803
40	United Natural Foods, Inc. (a)	1,717
12	Whole Foods Market, Inc.	731

		4,251

	Food Products — 3.2%
23	Bunge Ltd.	1,556
29	Campbell Soup Co.	997
25	Darling International, Inc. (a)	440
14	Diamond Foods, Inc.	1,061
75	Flowers Foods, Inc.	1,652
30	Green Mountain Coffee Roasters, Inc. (a)	2,659
32	Kellogg Co.	1,774
65	Kraft Foods, Inc., Class A	2,287
31	McCormick & Co., Inc. (Non-Voting)	1,532
35	Mead Johnson Nutrition Co.	2,334
10	Sanderson Farms, Inc.	473
15	TreeHouse Foods, Inc. (a)	798

		17,563

	Household Products — 0.3%
47	Church & Dwight Co., Inc.	1,901

	Personal Products — 0.3%
16	Estee Lauder Cos., Inc. (The), Class A	1,701

	Total Consumer Staples	26,419

	Energy — 10.6%
	Energy Equipment & Services — 2.5%
17	Cameron International Corp. (a)	848
11	Dresser-Rand Group, Inc. (a)	588
23	Dril-Quip, Inc. (a)	1,551
84	Exterran Holdings, Inc. (a)	1,661
28	FMC Technologies, Inc. (a)	1,257
35	Global Industries Ltd. (a)	192
11	Lufkin Industries, Inc.	931
52	Noble Corp., (Switzerland)	2,056
23	Rowan Cos., Inc. (a)	907
16	Schlumberger Ltd.	1,351
39	Tidewater, Inc.	2,105

		13,447

	Oil, Gas & Consumable Fuels — 8.1%
75	Brigham Exploration Co. (a)	2,253
10	Cabot Oil & Gas Corp.	630
9	Carrizo Oil & Gas, Inc. (a)	374
23	Chesapeake Energy Corp.	688

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
17	Cimarex Energy Co.	1,525
87	Cobalt International Energy, Inc. (a)	1,186
75	Comstock Resources, Inc. (a)	2,151
38	Consol Energy, Inc.	1,831
105	El Paso Corp.	2,125
12	EOG Resources, Inc.	1,279
44	EQT Corp.	2,302
105	Frontline Ltd., (Bermuda)	1,551
17	Hess Corp.	1,248
332	Kodiak Oil & Gas Corp. (a)	1,918
124	McMoRan Exploration Co. (a)	2,295
59	Nordic American Tanker Shipping Ltd., (Bermuda)	1,340
48	Northern Oil & Gas, Inc. (a)	1,070
54	Overseas Shipholding Group, Inc.	1,443
65	Patriot Coal Corp. (a)	1,450
46	Petroleum Development Corp. (a)	1,372
26	QEP Resources, Inc.	1,092
88	Quicksilver Resources, Inc. (a)	1,299
6	Range Resources Corp.	329
197	SandRidge Energy, Inc. (a)	2,104
40	Southwestern Energy Co. (a)	1,722
91	Spectra Energy Corp.	2,492
39	Sunoco, Inc.	1,631
44	Teekay Corp., (Canada)	1,347
62	World Fuel Services Corp.	2,211

		44,258

	Total Energy	57,705

	Financials — 12.5%
	Capital Markets — 2.5%
100	Charles Schwab Corp. (The)	1,646
149	E*Trade Financial Corp. (a)	2,050
26	Greenhill & Co., Inc.	1,405
66	Legg Mason, Inc.	2,176
269	MF Global Holdings Ltd. (a)	2,085
21	Morgan Stanley	484
75	SEI Investments Co.	1,685
14	T. Rowe Price Group, Inc.	852
50	TD AMERITRADE Holding Corp.	977

		13,360

	Commercial Banks — 4.5%
69	Associated Banc-Corp.	958
130	BancorpSouth, Inc.	1,612
348	CapitalSource, Inc.	2,246
44	CIT Group, Inc. (a)	1,927

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Commercial Banks — Continued
46	Comerica, Inc.	1,586
97	Fifth Third Bancorp	1,239
186	First Horizon National Corp.	1,773
43	Hancock Holding Co.	1,334
30	Iberiabank Corp.	1,729
262	Regions Financial Corp.	1,623
81	SunTrust Banks, Inc.	2,080
958	Synovus Financial Corp.	1,994
145	Umpqua Holdings Corp.	1,673
21	Wintrust Financial Corp.	662
88	Zions Bancorp	2,123

		24,559

	Diversified Financial Services — 0.8%
6	CME Group, Inc.	1,692
11	IntercontinentalExchange, Inc. (a)	1,423
38	MSCI, Inc., Class A (a)	1,449

		4,564

	Insurance — 2.6%
54	Allstate Corp. (The)	1,652
6	AON Corp.	298
71	Cincinnati Financial Corp.	2,086
33	First American Financial Corp.	519
198	Genworth Financial, Inc., Class A (a)	2,032
40	Hanover Insurance Group, Inc. (The)	1,502
3	Markel Corp. (a)	1,361
32	Marsh & McLennan Cos., Inc.	1,007
40	Mercury General Corp.	1,578
176	Old Republic International Corp.	2,067

		14,102

	Real Estate Investment Trusts (REITs) — 0.9%
24	Apartment Investment & Management Co., Class A	604
14	BRE Properties, Inc.	697
24	Corporate Office Properties Trust	741
8	Federal Realty Investment Trust	658
14	Kilroy Realty Corp.	572
80	Weyerhaeuser Co.	1,739

		5,011

	Thrifts & Mortgage Finance — 1.2%
121	Capitol Federal Financial, Inc.	1,421
178	Hudson City Bancorp, Inc.	1,460
130	MGIC Investment Corp. (a)	775
80	Northwest Bancshares, Inc.	1,005

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — Continued
138	People’s United Financial, Inc.	1,850

		6,511

	Total Financials	68,107

	Health Care — 11.0%
	Biotechnology — 1.2%
45	Alkermes, Inc. (a)	829
22	Celgene Corp. (a)	1,320
25	Cepheid, Inc. (a)	853
42	Myriad Genetics, Inc. (a)	963
23	Pharmasset, Inc. (a)	2,596

		6,561

	Health Care Equipment & Supplies — 3.7%
148	Boston Scientific Corp. (a)	1,022
43	DENTSPLY International, Inc.	1,651
6	Edwards Lifesciences Corp. (a)	547
4	Gen-Probe, Inc. (a)	309
13	Haemonetics Corp. (a)	835
21	HeartWare International, Inc. (a)	1,569
21	IDEXX Laboratories, Inc. (a)	1,606
3	Intuitive Surgical, Inc. (a)	1,090
39	Masimo Corp.	1,152
39	Medtronic, Inc.	1,512
62	NuVasive, Inc. (a)	2,047
68	NxStage Medical, Inc. (a)	1,424
31	ResMed, Inc. (a)	961
41	Thoratec Corp. (a)	1,333
52	Volcano Corp. (a)	1,669
36	West Pharmaceutical Services, Inc.	1,561

		20,288

	Health Care Providers & Services — 2.8%
87	Brookdale Senior Living, Inc. (a)	2,116
13	Chemed Corp.	878
81	Healthsouth Corp. (a)	2,120
29	Henry Schein, Inc. (a)	2,061
3	HMS Holdings Corp. (a)	246
16	Mednax, Inc. (a)	1,190
36	Owens & Minor, Inc.	1,239
30	Patterson Cos., Inc.	974
35	PSS World Medical, Inc. (a)	991
37	Universal Health Services, Inc., Class B	1,902
73	VCA Antech, Inc. (a)	1,554

		15,271

	Health Care Technology — 0.6%
28	Cerner Corp. (a)	1,709

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Health Care Technology — Continued
14	Quality Systems, Inc.	1,229

		2,938

	Life Sciences Tools & Services — 1.3%
25	Agilent Technologies, Inc. (a)	1,269
5	Mettler-Toledo International, Inc. (a)	784
76	Parexel International Corp. (a)	1,785
55	Pharmaceutical Product Development, Inc.	1,480
27	Thermo Fisher Scientific, Inc. (a)	1,741

		7,059

	Pharmaceuticals — 1.4%
76	Auxilium Pharmaceuticals, Inc. (a)	1,493
34	Hospira, Inc. (a)	1,922
70	Mylan, Inc. (a)	1,722
169	Nektar Therapeutics (a)	1,232
16	Perrigo Co.	1,373

		7,742

	Total Health Care	59,859

	Industrials — 14.0%
	Aerospace & Defense — 1.4%
21	Boeing Co. (The)	1,560
66	DigitalGlobe, Inc. (a)	1,671
10	Goodrich Corp.	984
16	Hexcel Corp. (a)	353
14	Rockwell Collins, Inc.	869
100	Spirit Aerosystems Holdings, Inc., Class A (a)	2,192

		7,629

	Air Freight & Logistics — 0.8%
23	C.H. Robinson Worldwide, Inc.	1,846
30	Hub Group, Inc., Class A (a)	1,131
67	UTi Worldwide, Inc., (United Kingdom)	1,320

		4,297

	Airlines — 0.2%
218	AMR Corp. (a)	1,175

	Building Products — 1.3%
30	Lennox International, Inc.	1,292
118	Masco Corp.	1,414
58	Owens Corning (a)	2,181
159	USG Corp. (a)	2,286

		7,173

	Commercial Services & Supplies — 1.4%
52	Cintas Corp.	1,701
16	Clean Harbors, Inc. (a)	1,681
67	GEO Group, Inc. (The) (a)	1,546
10	HNI Corp.	262

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
23	Republic Services, Inc.	699
49	Waste Connections, Inc.	1,564

		7,453

	Construction & Engineering — 1.2%
12	Foster Wheeler AG, (Switzerland) (a)	363
52	Jacobs Engineering Group, Inc. (a)	2,230
111	Quanta Services, Inc. (a)	2,241
62	Shaw Group, Inc. (The) (a)	1,874

		6,708

	Electrical Equipment — 1.6%
32	Acuity Brands, Inc.	1,773
21	American Superconductor Corp. (a)	192
73	Babcock & Wilcox Co. (The) (a)	2,026
5	Cooper Industries plc	312
3	Emerson Electric Co.	149
79	GrafTech International Ltd. (a)	1,595
16	Regal-Beloit Corp.	1,077
50	Woodward, Inc.	1,730

		8,854

	Industrial Conglomerates — 0.4%
9	3M Co.	849
31	Carlisle Cos., Inc.	1,537

		2,386

	Machinery — 3.5%
34	Chart Industries, Inc. (a)	1,822
13	Danaher Corp.	673
19	Flowserve Corp.	2,082
67	Harsco Corp.	2,182
30	Kaydon Corp.	1,132
65	Oshkosh Corp. (a)	1,895
51	Robbins & Myers, Inc.	2,694
16	SPX Corp.	1,314
81	Terex Corp. (a)	2,291
67	Trinity Industries, Inc.	2,329
3	Valmont Industries, Inc.	317
5	Wabtec Corp.	321

		19,052

	Professional Services — 1.3%
20	Dun & Bradstreet Corp.	1,547
23	FTI Consulting, Inc. (a)	883
20	IHS, Inc., Class A (a)	1,629
5	Manpower, Inc.	276
60	Robert Half International, Inc.	1,619
33	Verisk Analytics, Inc., Class A (a)	1,125

		7,079

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Road & Rail — 0.2%
20	Avis Budget Group, Inc. (a)	334
52	Knight Transportation, Inc.	878

		1,212

	Trading Companies & Distributors — 0.7%
60	Fastenal Co.	2,150
22	MSC Industrial Direct Co., Class A	1,477

		3,627

	Total Industrials	76,645

	Information Technology — 16.1%
	Communications Equipment — 1.2%
28	Acme Packet, Inc. (a)	1,938
76	Ciena Corp. (a)	1,395
42	Motorola Mobility Holdings, Inc. (a)	919
133	Tellabs, Inc.	612
40	ViaSat, Inc. (a)	1,731

		6,595

	Computers & Peripherals — 1.4%
37	EMC Corp. (a)	1,013
59	Hewlett-Packard Co.	2,142
36	SanDisk Corp. (a)	1,503
91	Seagate Technology plc, (Ireland)	1,469
32	Western Digital Corp. (a)	1,176

		7,303

	Electronic Equipment, Instruments & Components — 3.1%
32	Amphenol Corp., Class A	1,711
47	Cognex Corp.	1,659
44	Dolby Laboratories, Inc., Class A (a)	1,885
61	FLIR Systems, Inc.	2,054
119	Ingram Micro, Inc., Class A (a)	2,157
68	Molex, Inc.	1,751
17	National Instruments Corp.	518
46	Plexus Corp. (a)	1,614
52	Trimble Navigation Ltd. (a)	2,045
108	TTM Technologies, Inc. (a)	1,728

		17,122

	Internet Software & Services — 1.8%
62	Akamai Technologies, Inc. (a)	1,948
31	Digital River, Inc. (a)	1,007
22	Equinix, Inc. (a)	2,235
1	Google, Inc., Class A (a)	258
40	LogMeIn, Inc. (a)	1,525
63	Monster Worldwide, Inc. (a)	916
5	VistaPrint N.V., (Netherlands) (a)	242

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
125	Yahoo!, Inc. (a)	1,874

		10,005

	IT Services — 2.1%
17	Automatic Data Processing, Inc.	897
90	CoreLogic, Inc. (a)	1,497
2	International Business Machines Corp.	328
51	Jack Henry & Associates, Inc.	1,533
42	NeuStar, Inc., Class A (a)	1,108
42	Paychex, Inc.	1,296
28	Sapient Corp. (a)	424
12	Syntel, Inc.	694
34	Teradata Corp. (a)	2,066
32	Wright Express Corp. (a)	1,663

		11,506

	Semiconductors & Semiconductor Equipment — 3.0%
269	Advanced Micro Devices, Inc. (a)	1,883
63	Atmel Corp. (a)	889
9	Broadcom Corp., Class A (a)	313
35	Cavium, Inc. (a)	1,505
41	Cirrus Logic, Inc. (a)	652
54	Cree, Inc. (a)	1,810
96	Cypress Semiconductor Corp. (a)	2,028
10	Diodes, Inc. (a)	252
21	Hittite Microwave Corp. (a)	1,277
2	PMC-Sierra, Inc. (a)	15
37	Power Integrations, Inc.	1,428
26	Silicon Laboratories, Inc. (a)	1,054
29	Skyworks Solutions, Inc. (a)	673
143	TriQuint Semiconductor, Inc. (a)	1,456
27	Xilinx, Inc.	986

		16,221

	Software — 3.5%
34	ANSYS, Inc. (a)	1,869
95	AsiaInfo-Linkage, Inc., (China) (a)	1,572
13	CommVault Systems, Inc. (a)	595
33	Electronic Arts, Inc. (a)	784
14	Fortinet, Inc. (a)	374
7	JDA Software Group, Inc. (a)	226
48	NetSuite, Inc. (a)	1,885
66	Parametric Technology Corp. (a)	1,520
34	Pegasystems, Inc.	1,567
33	Red Hat, Inc. (a)	1,529
6	Rovi Corp. (a)	340
5	Salesforce.com, Inc. (a)	758

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Software — Continued
87	SolarWinds, Inc. (a)	2,268
6	Solera Holdings, Inc.	330
20	Synchronoss Technologies, Inc. (a)	634
45	Taleo Corp., Class A (a)	1,658
12	Ultimate Software Group, Inc. (a)	647
5	VMware, Inc., Class A (a)	477

		19,033

	Total Information Technology	87,785

	Materials — 8.0%
	Chemicals — 3.8%
11	Air Products & Chemicals, Inc.	1,011
28	Airgas, Inc.	1,927
24	Albemarle Corp.	1,657
22	Ashland, Inc.	1,417
12	Dow Chemical Co. (The)	426
35	Ecolab, Inc.	1,962
20	FMC Corp.	1,759
35	H.B. Fuller Co.	846
58	Huntsman Corp.	1,100
30	International Flavors & Fragrances, Inc.	1,902
50	Intrepid Potash, Inc. (a)	1,626
4	Monsanto Co.	317
20	Mosaic Co. (The)	1,349
17	Praxair, Inc.	1,887
35	RPM International, Inc.	817
10	Sigma-Aldrich Corp.	734

		20,737

	Construction Materials — 1.2%
58	Eagle Materials, Inc.	1,621
17	Martin Marietta Materials, Inc.	1,355
41	Texas Industries, Inc.	1,714
55	Vulcan Materials Co.	2,132

		6,822

	Containers & Packaging — 0.8%
23	Aptargroup, Inc.	1,200
22	Owens-Illinois, Inc. (a)	562
51	Packaging Corp. of America	1,432
34	Silgan Holdings, Inc.	1,393

		4,587

	Metals & Mining — 2.2%
140	AK Steel Holding Corp.	2,202
60	Allied Nevada Gold Corp. (a)	2,137
42	Carpenter Technology Corp.	2,448

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
11	Compass Minerals International, Inc.	923
24	Royal Gold, Inc.	1,417
65	Titanium Metals Corp.	1,199
33	United States Steel Corp.	1,508

		11,834

	Total Materials	43,980

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.0%
12	AboveNet, Inc.	879
14	CenturyLink, Inc.	583
257	Frontier Communications Corp.	2,075
90	tw telecom, inc. (a)	1,839

		5,376

	Wireless Telecommunication Services — 0.6%
41	American Tower Corp., Class A (a)	2,170
32	NII Holdings, Inc. (a)	1,343

		3,513

	Total Telecommunication Services	8,889

	Utilities — 5.8%
	Electric Utilities — 2.4%
50	Cleco Corp.	1,757
36	FirstEnergy Corp.	1,597
16	Great Plains Energy, Inc.	336
17	Hawaiian Electric Industries, Inc.	419
10	IDACORP, Inc.	378
37	NextEra Energy, Inc.	2,129
44	Northeast Utilities	1,554
75	PPL Corp.	2,074
29	Southern Co.	1,182
45	UIL Holdings Corp.	1,442
12	Westar Energy, Inc.	320

		13,188

	Gas Utilities — 0.9%
26	National Fuel Gas Co.	1,872
15	New Jersey Resources Corp.	678
9	Nicor, Inc.	496
27	Northwest Natural Gas Co.	1,207
26	Piedmont Natural Gas Co., Inc.	779

		5,032

	Independent Power Producers & Energy Traders — 0.8%
137	Calpine Corp. (a)	2,206
540	GenOn Energy, Inc. (a)	2,086

		4,292

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Multi-Utilities — 1.5%
52	Black Hills Corp.	1,560
73	CenterPoint Energy, Inc.	1,416
7	Consolidated Edison, Inc.	374
7	DTE Energy Co.	334
42	OGE Energy Corp.	2,119
71	TECO Energy, Inc.	1,341
31	Vectren Corp.	856
13	Xcel Energy, Inc.	313

		8,313

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.2%
48	Aqua America, Inc.	1,061

	Total Utilities	31,886

	Total Short Positions (Proceeds $521,840)	532,696

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 15.0%
	Distributors — 1.0%
167	Genuine Parts Co.	9,090

	Hotels, Restaurants & Leisure — 0.9%
66	McDonald’s Corp.	5,599
212	Monarch Casino & Resort, Inc. (a)	2,208

		7,807

	Household Durables — 1.3%
194	Fortune Brands, Inc.	12,397

	Internet & Catalog Retail — 0.8%
266	Expedia, Inc.	7,706

	Media — 3.7%
247	AH Belo Corp., Class A	1,839
382	Belo Corp., Class A (a)	2,878
119	Cablevision Systems Corp., Class A	4,298
220	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,790
340	Entercom Communications Corp., Class A (a)	2,950
406	Gannett Co., Inc.	5,811
551	LIN TV Corp., Class A (a)	2,684
61	Time Warner Cable, Inc.	4,729
81	Time Warner, Inc.	2,931
7	Washington Post Co. (The), Class B	2,933

		33,843

	Multiline Retail — 2.1%
140	Kohl’s Corp.	7,016
171	Sears Holdings Corp. (a)	12,181

		19,197

	Specialty Retail — 5.2%
33	AutoZone, Inc. (a)	9,848
227	Bed Bath & Beyond, Inc. (a)	13,238
510	Gap, Inc. (The)	9,231
222	Home Depot, Inc.	8,052
144	TJX Cos., Inc.	7,564

		47,933

	Total Consumer Discretionary	137,973

	Consumer Staples — 6.2%
	Beverages — 0.8%
96	Diageo plc, (United Kingdom), ADR	7,818

	Food & Staples Retailing — 2.2%
314	Walgreen Co.	13,333
132	Wal-Mart Stores, Inc.	6,993

		20,326

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — 1.4%
167		JM Smucker Co. (The)	12,750

		Household Products — 1.8%
254		Procter & Gamble Co. (The)	16,115

		Total Consumer Staples	57,009

		Energy — 11.3%
		Oil, Gas & Consumable Fuels — 11.3%
333		Devon Energy Corp.	26,252
314		El Paso Corp.	6,333
229		Energen Corp.	12,910
126		Energy Transfer Equity LP	5,674
283		Exxon Mobil Corp.	23,006
257		NuStar GP Holdings LLC	9,237
532		Teekay Corp., (Canada)	16,431
135		Williams Cos., Inc. (The)	4,075

		Total Energy	103,918

		Financials — 30.7%
		Capital Markets — 3.5%
171		Ameriprise Financial, Inc.	9,834
343		Charles Schwab Corp. (The)	5,636
39		Goldman Sachs Group, Inc. (The)	5,204
285		Invesco Ltd.	6,669
123		W.P. Carey & Co. LLC	4,974

			32,317

		Commercial Banks — 6.6%
104		M&T Bank Corp.	9,103
238		SunTrust Banks, Inc.	6,143
438		U.S. Bancorp	11,171
1,232		Wells Fargo & Co.	34,570

			60,987

		Consumer Finance — 1.1%
195		Capital One Financial Corp.	10,071

		Diversified Financial Services — 1.3%
293		Citigroup, Inc.	12,215

		Insurance — 12.0%
105		American International Group, Inc. (a)	3,067
119		AON Corp.	6,125
—	(h)	Berkshire Hathaway, Inc., Class A (a)	7,663
61		Cincinnati Financial Corp.	1,792
280		Fortegra Financial Corp. (a)	2,192
450		Genworth Financial, Inc., Class A (a)	4,625
696		Loews Corp.	29,282
185		MetLife, Inc.	8,103

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
283	Old Republic International Corp.	3,325
166	OneBeacon Insurance Group Ltd., Class A	2,225
114	ProAssurance Corp. (a)	8,001
154	Prudential Financial, Inc.	9,761
249	Transatlantic Holdings, Inc.	12,194
354	W.R. Berkley Corp.	11,490

		109,845

	Real Estate Investment Trusts (REITs) — 4.3%
208	Agree Realty Corp.	4,640
439	Annaly Capital Management, Inc.	7,923
544	Cousins Properties, Inc.	4,645
545	CreXus Investment Corp.	6,058
412	Excel Trust, Inc.	4,544
164	Getty Realty Corp.	4,128
79	National Health Investors, Inc.	3,489
81	Regency Centers Corp.	3,562

		38,989

	Real Estate Management & Development — 1.0%
287	Brookfield Asset Management, Inc., (Canada), Class A	9,503

	Thrifts & Mortgage Finance — 0.9%
138	Capitol Federal Financial, Inc.	1,626
476	People’s United Financial, Inc.	6,403

		8,029

	Total Financials	281,956

	Health Care — 10.6%
	Health Care Equipment & Supplies — 0.5%
53	Becton, Dickinson & Co.	4,567

	Health Care Providers & Services — 3.7%
242	AmerisourceBergen Corp.	10,031
60	Humana, Inc.	4,792
291	Lincare Holdings, Inc.	8,528
211	National Healthcare Corp.	10,460

		33,811

	Pharmaceuticals — 6.4%
324	Bristol-Myers Squibb Co.	9,389
312	Johnson & Johnson	20,721
394	Merck & Co., Inc.	13,897
711	Pfizer, Inc.	14,651

		58,658

	Total Health Care	97,036

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 3.9%
	Commercial Services & Supplies — 0.6%
170	Republic Services, Inc.	5,248

	Industrial Conglomerates — 1.2%
226	Carlisle Cos., Inc.	11,101

	Machinery — 1.2%
200	Illinois Tool Works, Inc.	11,304

	Professional Services — 0.5%
143	Equifax, Inc.	4,968

	Trading Companies & Distributors — 0.4%
90	GATX Corp.	3,322

	Total Industrials	35,943

	Information Technology — 2.7%
	Communications Equipment — 0.5%
79	QUALCOMM, Inc.	4,492

	Electronic Equipment, Instruments & Components — 1.0%
245	TE Connectivity Ltd., (Switzerland)	9,010

	Software — 1.2%
417	Microsoft Corp.	10,850

	Total Information Technology	24,352

	Materials — 3.5%
	Chemicals — 1.7%
137	Albemarle Corp.	9,460
77	Sherwin-Williams Co. (The)	6,449

		15,909

	Construction Materials — 0.3%
33	Martin Marietta Materials, Inc.	2,599

	Containers & Packaging — 0.9%
129	Rock-Tenn Co., Class A	8,525

	Paper & Forest Products — 0.6%
159	MeadWestvaco Corp.	5,283

	Total Materials	32,316

	Telecommunication Services — 4.8%
	Diversified Telecommunication Services — 3.7%
773	AT&T, Inc.	24,267
232	CenturyLink, Inc.	9,384

		33,651

	Wireless Telecommunication Services — 1.1%
183	Telephone & Data Systems, Inc.	4,916
213	Vodafone Group plc, (United Kingdom), ADR	5,702

		10,618

	Total Telecommunication Services	44,269

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 7.4%
	Electric Utilities — 3.8%
159	NextEra Energy, Inc.	9,125
158	Northeast Utilities	5,557
156	Progress Energy, Inc.	7,504
317	Southern Co.	12,800

		34,986

	Gas Utilities — 1.9%
237	Oneok, Inc.	17,503

	Multi-Utilities — 1.7%
160	PG&E Corp.	6,717
171	Sempra Energy	9,037

		15,754

	Total Utilities	68,243

	Total Common Stocks (Cost $741,286)	883,015

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Company — 1.0%
503	Cohen & Steers Infrastructure Fund, Inc. (Cost $7,825)	8,946

Short-Term Investment — 3.5%
	Investment Company — 3.5%
32,245	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $32,245)	32,245

	Total Investments — 100.6% (Cost $781,356)	924,206
	Liabilities in Excess of Other Assets — (0.6)%	(5,365)

	NET ASSETS — 100.0%	$918,841

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,210,710	$88,184		$552,112		$1,656,611
Investments in affiliates, at value	45,337	3,576		35,970		107,483

Total investment securities, at value	1,256,047	91,760		588,082		1,764,094
Cash	2	—		—		—
Deposits at broker for futures contracts	—	—		—		1,620
Receivables:
Investment securities sold	10,609	—		1,855		85,852
Fund shares sold	1,413	6,625		1,936		2,429
Interest and dividends	525	46		466		858
Securities lending income	39	—		12		78
Variation margin on futures contracts	—	—		—		173
Due from Advisor	—	20		—		—
Due from Administrator	—	—	(a)	—		—

Total Assets	1,268,635	98,451		592,351		1,855,104

LIABILITIES:
Payables:
Due to custodian	—	—		—		35
Dividends	—	—		386		—
Investment securities purchased	4,595	6,520		1,204		2,010
Collateral for securities lending program	39,434	—		17,693		70,726
Fund shares redeemed	7,294	21		391		4,424
Accrued liabilities:
Investment advisory fees	619	—		174		911
Administration fees	83	—		1		115
Shareholder servicing fees	199	16		—	(a)	246
Distribution fees	50	—	(a)	1		167
Custodian and accounting fees	31	24		19		28
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	2		6
Other	173	88		261		683

Total Liabilities	52,479	6,669		20,132		79,351

Net Assets	$1,216,156	$91,782		$572,219		$1,775,753

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$1,027,123	$91,262	$466,429	$1,325,089
Accumulated undistributed (distributions in excess of) net investment income	(37)	44	(220)	(122)
Accumulated net realized gains (losses)	(54,390)	78	(21,500)	22,057
Net unrealized appreciation (depreciation)	243,460	398	127,510	428,729

Total Net Assets	$1,216,156	$91,782	$572,219	$1,775,753

Net Assets:
Class A	$176,492	$276	$2,918	$696,334
Class B	3,157	—	—	18,648
Class C	20,676	99	447	29,187
Class R2	—	57	—	121
Class R5	179,677	57	—	—
Class R6	—	53	—	—
Select Class	836,154	91,240	568,854	1,031,463

Total	$1,216,156	$91,782	$572,219	$1,775,753

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	19,026	16	93	29,882
Class B	367	—	—	1,020
Class C	2,400	6	14	1,398
Class R2	—	3	—	5
Class R5	19,031	3	—	—
Class R6	—	3	—	—
Select Class	89,009	5,300	18,140	41,304

Net Asset Value:
Class A — Redemption price per share	$9.28	$17.19	$31.29	$23.30
Class B — Offering price per share (b)	8.61	—	—	18.29
Class C — Offering price per share (b)	8.61	17.15	31.16	20.88
Class R2 — Offering and redemption price per share	—	17.17	—	24.73
Class R5 — Offering and redemption price per share	9.44	17.23	—	—
Class R6 — Offering and redemption price per share	—	17.24	—	—
Select Class — Offering and redemption price per share	9.39	17.22	31.36	24.97
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.79	$18.14	$33.02	$24.59

Cost of investments in non-affiliates	$967,250	$87,786	$424,602	$1,228,055
Cost of investments in affiliates	45,337	3,576	35,970	107,483
Value of securities on loan	38,658	—	17,421	70,219

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$6,580,283	$532,011	$891,961
Investments in affiliates, at value	219,931	36,094	32,245

Total investment securities, at value	6,800,214	568,105	924,206
Cash	1	—	—
Deposits at broker for securities sold short	—	569,315	—
Receivables:
Investment securities sold	26,539	43,165	—
Fund shares sold	18,101	8,215	1,946
Interest and dividends	7,985	419	1,783
Securities lending income	22	—	—

Total Assets	6,852,862	1,189,219	927,935

LIABILITIES:
Payables:
Due to custodian	—	3,975	—
Securities sold short, at value	—	532,696	—
Dividends for securities sold short	—	429	—
Investment securities purchased	21,524	43,430	—
Interest expense for securities sold short	—	88	—
Collateral for securities lending program	36,367	—	—
Fund shares redeemed	12,852	61,382	8,410
Accrued liabilities:
Investment advisory fees	2,853	515	363
Administration fees	28	34	—	(a)
Shareholder servicing fees	777	5	128
Distribution fees	691	35	128
Custodian and accounting fees	130	15	19
Trustees’ and Chief Compliance Officer’s fees	3	5	3
Other	1,803	163	43

Total Liabilities	77,028	642,772	9,094

Net Assets	$6,775,834	$546,447	$918,841

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,539,610	$587,781	$832,160
Accumulated undistributed (distributions in excess of) net investment income	60,033	(37)	5,361
Accumulated net realized gains (losses)	(391,073)	(119,327)	(61,530)
Net unrealized appreciation (depreciation)	1,567,264	78,030	142,850

Total Net Assets	$6,775,834	$546,447	$918,841

Net Assets:
Class A	$1,979,270	$29,216	$232,103
Class B	90,427	3,484	—
Class C	373,415	22,094	131,743
Class R2	6,500	—	—
Institutional Class	2,812,296	—	284,433
Select Class	1,513,926	491,653	270,562

Total	$6,775,834	$546,447	$918,841

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	79,947	2,979	12,171
Class B	3,752	368	—
Class C	15,476	2,331	6,929
Class R2	268	—	—
Institutional Class	111,653	—	14,882
Select Class	60,625	49,605	14,154

Net Asset Value:
Class A — Redemption price per share	$24.76	$9.81	$19.07
Class B — Offering price per share (b)	24.10	9.47	—
Class C — Offering price per share (b)	24.13	9.48	19.01
Class R2 — Offering and redemption price per share	24.27	—	—
Institutional Class — Offering and redemption price per share	25.19	—	19.11
Select Class — Offering and redemption price per share	24.97	9.91	19.12
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.13	$10.35	$20.13

Cost of investments in non-affiliates	$5,013,019	$443,125	$749,111
Cost of investments in affiliates	219,931	36,094	32,245
Value of securities on loan	35,750	—	—
Proceeds from securities sold short	—	521,840	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2011

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund (b)		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,161		$152		$6,125		$12,214
Interest income from non-affiliates	—	(a)	—	(a)	—		—
Dividend income from affiliates	21		1		16		34
Income from securities lending (net)	250		—		86		400
Other income	9		—		5		95

Total investment income	7,441		153		6,232		12,743

EXPENSES:
Investment advisory fees	6,085		71		2,905		10,402
Administration fees	841		10		401		1,439
Distribution fees:
Class A	367		—	(a)	6		1,624
Class B	24		—		—		157
Class C	133		—	(a)	2		203
Class R2	—		—	(a)	—		—	(a)
Shareholder servicing fees:
Class A	367		—	(a)	6		1,624
Class B	8		—		—		52
Class C	44		—	(a)	1		68
Class R2	—		—	(a)	—		—	(a)
Class R5	64		—	(a)	—		—
Select Class	1,599		27		1,111		2,257
Custodian and accounting fees	65		28		33		69
Interest expense to affiliates	1		—		—	(a)	—
Professional fees	52		97		47		47
Trustees’ and Chief Compliance Officer’s fees	11		—	(a)	5		27
Printing and mailing costs	60		35		76		139
Registration and filing fees	88		107		92		167
Transfer agent fees	316		11		986		1,381
Other	100		7		15		30

Total expenses	10,225		393		5,686		19,686

Less amounts waived	(133)		(81)		(1,683)		(2,430)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)
Less expense reimbursements	—		(203)		—		—

Net expenses	10,092		109		4,003		17,256

Net investment income (loss)	(2,651)		44		2,229		(4,513)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	80,245		74		27,793		267,778
Futures	—		4		—		—

Net realized gain (loss)	80,245		78		27,793		267,778

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	181,810		398		96,239		276,061
Futures	—		—		—		173

Change in net unrealized appreciation (depreciation)	181,810		398		96,239		276,234

Net realized/unrealized gains (losses)	262,055		476		124,032		544,012

Change in net assets resulting from operations	$259,404		$520		$126,261		$539,499

(a)	Amount rounds to less than $1,000.
(b)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$124,279		$7,259	$18,731
Interest income from non-affiliates	—		12	—
Dividend income from affiliates	183		55	33
Income from securities lending (net)	372		—	—
Other income	34		—	—

Total investment income	124,868		7,326	18,764

EXPENSES:
Investment advisory fees	39,810		7,184	4,828
Administration fees	5,508		518	667
Distribution fees:
Class A	4,842		227	510
Class B	741		43	—
Class C	2,636		227	937
Class R2	20		—	—
Shareholder servicing fees:
Class A	4,842		227	510
Class B	247		14	—
Class C	879		76	312
Class R2	10		—	—
Institutional Class	2,414		—	235
Select Class	3,298		1,120	446
Custodian and accounting fees	286		48	45
Professional fees	123		56	52
Trustees’ and Chief Compliance Officer’s fees	66		3	8
Printing and mailing costs	847		72	45
Registration and filing fees	250		61	121
Transfer agent fees	7,710		397	458
Other	195		14	19
Dividend expense on securities sold short	—		7,789	—
Interest expense to non-affiliates on securities sold short	—		449	—

Total expenses	74,724		18,525	9,193

Less amounts waived	(11,938)		(2,585)	(968)
Less earnings credits	—	(a)	— (a)	—	(a)

Net expenses	62,786		15,940	8,225

Net investment income (loss)	62,082		(8,614)	10,539

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	261,763		113,791	43,953
Securities sold short	—		(101,730)	—
Payment by affiliate (See Note 3)	31		—	—

Net realized gain (loss)	261,794		12,061	43,953

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,311,629		72,852	101,318
Securities sold short	—		(69,423)	—

Change in net unrealized appreciation (depreciation)	1,311,629		3,429	101,318

Net realized/unrealized gains (losses)	1,573,423		15,490	145,271

Change in net assets resulting from operations	$1,635,505		$6,876	$155,810

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Period Ended 6/30/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,651)	$(1,459)	$44
Net realized gain (loss)	80,245	52,894	78
Change in net unrealized appreciation (depreciation)	181,810	38,819	398

Change in net assets resulting from operations	259,404	90,254	520

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(b)
Class R5
From net investment income	—	—	—	(b)
Select Class
From net investment income	—	—	(1)

Total distributions to shareholders	—	—	(1)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	157,627	136,769	91,263

NET ASSETS:
Change in net assets	417,031	227,023	91,782
Beginning of period	799,125	572,102	—

End of period	$1,216,156	$799,125	$91,782

Accumulated undistributed (distributions in excess of) net investment income	$(37)	$(13)	$44

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,229	$1,933	$(4,513)	$(5,412)
Net realized gain (loss)	27,793	9,383	267,778	107,222
Change in net unrealized appreciation (depreciation)	96,239	26,548	276,234	131,041

Change in net assets resulting from operations	126,261	37,864	539,499	232,851

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5)	(1)	—	—
Class C
From net investment income	— (a)	— (a)	—	—
Select Class
From net investment income	(1,984)	(1,929)	—	—

Total distributions to shareholders	(1,989)	(1,930)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(16,990)	233,218	(53,988)	(149,860)

NET ASSETS:
Change in net assets	107,282	269,152	485,511	82,991
Beginning of period	464,937	195,785	1,290,242	1,207,251

End of period	$572,219	$464,937	$1,775,753	$1,290,242

Accumulated undistributed (distributions in excess of) net investment income	$(220)	$(190)	$(122)	$(82)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,082	$62,503	$(8,614)	$(9,582)
Net realized gain (loss)	261,794	23,325	12,061	43,479
Change in net unrealized appreciation (depreciation)	1,311,629	936,527	3,429	(63,292)

Change in net assets resulting from operations	1,635,505	1,022,355	6,876	(29,395)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15,422)	—	—	—
Class B
From net investment income	(167)	—	—	—
Class C
From net investment income	(1,171)	—	—	—
Class R2
From net investment income	(36)	—	—	—
Institutional Class
From net investment income	(29,944)	(1,669)	—	—
Select Class
From net investment income	(13,423)	(279)	—	—

Total distributions to shareholders	(60,163)	(1,948)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	111,762	(131,054)	(35,976)	(65,653)

NET ASSETS:
Change in net assets	1,687,104	889,353	(29,100)	(95,048)
Beginning of period	5,088,730	4,199,377	575,547	670,595

End of period	$6,775,834	$5,088,730	$546,447	$575,547

Accumulated undistributed (distributions in excess of) net investment income	$60,033	$59,967	$(37)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Value Advantage Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,539	$6,916
Net realized gain (loss)	43,953	(10,567)
Change in net unrealized appreciation (depreciation)	101,318	96,114

Change in net assets resulting from operations	155,810	92,463

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,878)	(1,905)
Class C
From net investment income	(513)	(889)
Institutional Class
From net investment income	(3,215)	(1,840)
Select Class
From net investment income	(2,578)	(995)

Total distributions to shareholders	(8,184)	(5,629)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	285,229	66,865

NET ASSETS:
Change in net assets	432,855	153,699
Beginning of period	485,986	332,287

End of period	$918,841	$485,986

Accumulated undistributed (distributions in excess of) net investment income	$5,361	$2,634

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Period Ended 6/30/2011 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$92,600	$55,364	$296
Dividends and distributions reinvested	—	—	—	(b)
Cost of shares redeemed	(59,032)	(36,207)	(33)

Change in net assets from Class A capital transactions	$33,568	$19,157	$263

Class B
Proceeds from shares issued	267	520	—
Cost of shares redeemed	(1,177)	(1,277)	—

Change in net assets from Class B capital transactions	$(910)	$(757)	$—

Class C
Proceeds from shares issued	11,077	5,617	100
Cost of shares redeemed	(7,860)	(3,392)	(9)

Change in net assets from Class C capital transactions	$3,217	$2,225	$91

Class R2
Proceeds from shares issued	—	—	50
Cost of shares redeemed	—	—	—	(b)

Change in net assets from Class R2 capital transactions	$—	$—	$50

Class R5
Proceeds from shares issued	67,907	27,290	50
Dividends and distributions reinvested	—	—	—	(b)
Cost of shares redeemed	(762)	(3,562)	—

Change in net assets from Class R5 capital transactions	$67,145	$23,728	$50

Class R6 (c)
Proceeds from shares issued	—	—	50
Cost of shares redeemed	—	—	—	(b)

Change in net assets from Class R6 capital transactions	$—	$—	$50

Select Class
Proceeds from shares issued	418,656	324,548	94,382
Dividends and distributions reinvested	—	—	1
Cost of shares redeemed	(364,049)	(232,132)	(3,624)

Change in net assets from Select Class capital transactions	$54,607	$92,416	$90,759

Total change in net assets from capital transactions	$157,627	$136,769	$91,263

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Period Ended 6/30/2011 (a)
SHARE TRANSACTIONS:
Class A
Issued	10,834	7,959	18
Reinvested	—	—	—	(b)
Redeemed	(6,865)	(5,122)	(2)

Change in Class A Shares	3,969	2,837	16

Class B
Issued	32	83	—
Redeemed	(152)	(196)	—

Change in Class B Shares	(120)	(113)	—

Class C
Issued	1,351	868	6
Redeemed	(981)	(524)	—	(b)

Change in Class C Shares	370	344	6

Class R2
Issued	—	—	3
Redeemed	—	—	—	(b)

Change in Class R2 Shares	—	—	3

Class R5
Issued	7,917	3,874	3
Reinvested	—	—	—	(b)
Redeemed	(85)	(480)	—

Change in Class R5 Shares	7,832	3,394	3

Class R6 (c)
Issued	—	—	3
Redeemed	—	—	—	(b)

Change in Class R6 Shares	—	—	3

Select Class
Issued	46,982	46,815	5,510
Reinvested	—	—	—	(b)
Redeemed	(46,450)	(32,808)	(210)

Change in Select Class Shares	532	14,007	5,300

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,423	$1,597	$75,693	$103,096
Dividends and distributions reinvested	5	1	—	—
Cost of shares redeemed	(1,487)	(95)	(160,643)	(167,798)

Change in net assets from Class A capital transactions	$941	$1,503	$(84,950)	$(64,702)

Class B
Proceeds from shares issued	$—	$—	$693	$1,165
Cost of shares redeemed	—	—	(10,361)	(16,165)

Change in net assets from Class B capital transactions	$—	$—	$(9,668)	$(15,000)

Class C
Proceeds from shares issued	$443	$66	$3,672	$2,193
Dividends and distributions reinvested	— (a)	— (a)	—	—
Cost of shares redeemed	(113)	(3)	(6,894)	(9,337)

Change in net assets from Class C capital transactions	$330	$63	$(3,222)	$(7,144)

Class R2
Proceeds from shares issued	$—	$—	$31	$— (a)
Cost of shares redeemed	—	—	— (a)	(32)

Change in net assets from Class R2 capital transactions	$—	$—	$31	$(32)

Select Class
Proceeds from shares issued	$269,128	$316,115	$247,747	$155,494
Dividends and distributions reinvested	447	305	—	—
Cost of shares redeemed	(287,836)	(84,768)	(203,926)	(218,476)

Change in net assets from Select Class capital transactions	$(18,261)	$231,652	$43,821	$(62,982)

Total change in net assets from capital transactions	$(16,990)	$233,218	$(53,988)	$(149,860)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Equity Fund			Mid Cap Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010		Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	84	65		3,594	6,323
Reinvested	— (a)	—	(a)	—	—
Redeemed	(52)	(4)		(7,968)	(10,091)

Change in Class A Shares	32	61		(4,374)	(3,768)

Class B
Issued	—	—		41	93
Reinvested	—	—		—	—
Redeemed	—	—		(641)	(1,235)

Change in Class B Shares	—	—		(600)	(1,142)

Class C
Issued	15	3		189	146
Reinvested	— (a)	—	(a)	—	—
Redeemed	(4)	—	(a)	(379)	(627)

Change in Class C Shares	11	3		(190)	(481)

Class R2
Issued	—	—		1	— (a)
Redeemed	—	—		— (a)	(2)

Change in Class R2 Shares	—	—		1	(2)

Select Class
Issued	9,351	13,451		11,401	8,781
Reinvested	15	13		—	—
Redeemed	(11,406)	(3,604)		(9,364)	(12,859)

Change in Select Class Shares	(2,040)	9,860		2,037	(4,078)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$373,327	$286,766	$34,632	$64,504
Dividends and distributions reinvested	14,615	—	—	—
Cost of shares redeemed	(621,660)	(562,984)	(100,820)	(33,398)

Change in net assets from Class A capital transactions	$(233,718)	$(276,218)	$(66,188)	$31,106

Class B
Proceeds from shares issued	$626	$1,155	$22	$84
Dividends and distributions reinvested	148	—	—	—
Cost of shares redeemed	(34,335)	(37,583)	(4,375)	(4,436)

Change in net assets from Class B capital transactions	$(33,561)	$(36,428)	$(4,353)	$(4,352)

Class C
Proceeds from shares issued	$37,081	$24,188	$1,079	$4,139
Dividends and distributions reinvested	873	—	—	—
Cost of shares redeemed	(65,800)	(83,767)	(18,536)	(23,169)

Change in net assets from Class C capital transactions	$(27,846)	$(59,579)	$(17,457)	$(19,030)

Class R2
Proceeds from shares issued	$5,542	$2,331	$—	$—
Dividends and distributions reinvested	28	—	—	—
Cost of shares redeemed	(1,307)	(1,209)	—	—

Change in net assets from Class R2 capital transactions	$4,263	$1,122	$—	$—

Institutional Class
Proceeds from shares issued	$789,825	$527,453	$—	$—
Dividends and distributions reinvested	22,919	1,318	—	—
Cost of shares redeemed	(526,461)	(435,724)	—	—
Redemptions in-kind (See Note 9)	—	47,173	—	—

Change in net assets from Institutional Class capital transactions	$286,283	$140,220	$—	$—

Select Class
Proceeds from shares issued	$449,654	$468,382	$155,618	$153,988
Dividends and distributions reinvested	9,285	167	—	—
Cost of shares redeemed	(342,598)	(368,720)	(103,596)	(227,365)

Change in net assets from Select Class capital transactions	$116,341	$99,829	$52,022	$(73,377)

Total change in net assets from capital transactions	$111,762	$(131,054)	$(35,976)	$(65,653)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	16,395	15,310	3,576	6,429
Reinvested	636	—	—	—
Redeemed	(27,300)	(30,094)	(10,335)	(3,339)

Change in Class A Shares	(10,269)	(14,784)	(6,759)	3,090

Class B
Issued	29	66	2	8
Reinvested	7	—	—	—
Redeemed	(1,559)	(2,050)	(465)	(453)

Change in Class B Shares	(1,523)	(1,984)	(463)	(445)

Class C
Issued	1,660	1,313	115	423
Reinvested	39	— (a)	—	—
Redeemed	(3,011)	(4,607)	(1,973)	(2,368)

Change in Class C Shares	(1,312)	(3,294)	(1,858)	(1,945)

Class R2
Issued	245	121	—	—
Reinvested	1	—	—	—
Redeemed	(55)	(64)	—	—

Change in Class R2 Shares	191	57	—	—

Institutional Class
Issued	34,031	27,515	—	—
Reinvested	983	69	—	—
Redeemed	(22,926)	(22,644)	—	—
Redemptions in-kind (See Note 9)	—	2,355	—	—

Change in Institutional Class Shares	12,088	7,295	—	—

Select Class
Issued	19,629	25,058	15,949	15,269
Reinvested	401	9	—	—
Redeemed	(15,059)	(19,421)	(10,636)	(22,446)

Change in Select Class Shares	4,971	5,646	5,313	(7,177)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$119,805	$72,764
Dividends and distributions reinvested	1,727	1,731
Cost of shares redeemed	(81,151)	(67,947)

Change in net assets from Class A capital transactions	$40,381	$6,548

Class C
Proceeds from shares issued	$22,682	$17,785
Dividends and distributions reinvested	413	717
Cost of shares redeemed	(26,534)	(33,293)

Change in net assets from Class C capital transactions	$(3,439)	$(14,791)

Institutional Class
Proceeds from shares issued	$138,756	$76,158
Dividends and distributions reinvested	2,906	1,753
Cost of shares redeemed	(20,173)	(9,427)
Redemptions in-kind (See Note 9)	(41,498)	—

Change in net assets from Institutional Class capital transactions	$79,991	$68,484

Select Class
Proceeds from shares issued	$196,760	$28,225
Dividends and distributions reinvested	1,855	411
Cost of shares redeemed	(30,319)	(22,012)

Change in net assets from Select Class capital transactions	$168,296	$6,624

Total change in net assets from capital transactions	$285,229	$66,865

SHARE TRANSACTIONS:
Class A
Issued	6,732	4,748
Reinvested	96	114
Redeemed	(4,517)	(4,392)

Change in Class A Shares	2,311	470

Class C
Issued	1,279	1,153
Reinvested	23	47
Redeemed	(1,501)	(2,236)

Change in Class C Shares	(199)	(1,036)

Institutional Class
Issued	7,736	4,877
Reinvested	162	115
Redeemed	(1,098)	(619)
Redemptions in-kind (See Note 9)	(2,189)	—

Change in Institutional Class Shares	4,611	4,373

Select Class
Issued	11,074	1,827
Reinvested	103	27
Redeemed	(1,687)	(1,427)

Change in Select Class Shares	9,490	427

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Year Ended June 30, 2011	$6.76	$(0.04	)(e)	$2.56	$2.52
Year Ended June 30, 2010	5.88	(0.03	)(e)	0.91	0.88
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55

Class B
Year Ended June 30, 2011	6.31	(0.07	)(e)	2.37	2.30
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (g)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43

Class C
Year Ended June 30, 2011	6.31	(0.08	)(e)	2.38	2.30
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42

Class R5
Year Ended June 30, 2011	6.86	—	(e)(g)	2.58	2.58
Year Ended June 30, 2010	5.93	—	(e)(g)	0.93	0.93
January 8, 2009 (h) through June 30, 2009	5.37	—	(e)(g)	0.56	0.56

Select Class
Year Ended June 30, 2011	6.83	(0.02	)(e)	2.58	2.56
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.28	37.28%	$176,492	1.25%		(0.45)%	1.31%	96%
6.76	14.97	101,814	1.31		(0.41)	1.31	102
5.88	(27.76)	71,841	1.35		(0.48)	1.42	119
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(f)	(0.71)	1.66	159

8.61	36.45	3,157	1.75		(0.94)	1.81	96
6.31	14.52	3,070	1.81		(0.91)	1.81	102
5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(f)	(1.43)	2.17	159

8.61	36.45	20,676	1.75		(0.95)	1.81	96
6.31	14.31	12,811	1.81		(0.91)	1.81	102
5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(f)	(1.49)	2.18	159

9.44	37.61	179,677	0.86		(0.05)	0.86	96
6.86	15.68	76,767	0.86		0.05	0.86	102
5.93	10.43	46,312	0.90		(0.08)	1.06	119

9.39	37.48	836,154	1.06		(0.27)	1.06	96
6.83	15.18	604,663	1.06		(0.16)	1.06	102
5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(f)	(0.50)	1.45	159

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Mid Cap Core Fund
Class A
November 30, 2010 (e) through June 30, 2011	$15.00	$0.01	(f)	$2.18	$2.19	$— (g)

Class C
November 30, 2010 (e) through June 30, 2011	15.00	(0.04	)(f)	2.19	2.15	—

Class R2
November 30, 2010 (e) through June 30, 2011	15.00	(0.02	)(f)	2.19	2.17	—

Class R5
November 30, 2010 (e) through June 30, 2011	15.00	0.05	(f)	2.19	2.24	(0.01)

Class R6
January 31, 2011 (i) through June 30, 2011	16.36	0.05	(f)	0.83	0.88	—

Select Class
November 30, 2010 (e) through June 30, 2011	15.00	0.04	(f)	2.19	2.23	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding
(g)	Amount rounds to less than $0.01.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(i)	Commencement of offering of class of shares.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$17.19	14.70%	$276	1.24	%(j)	0.11	%(j)	5.79	%(h)(j)	13%

17.15	14.33	99	1.75	(j)	(0.39	)(j)	6.49	(h)(j)	13

17.17	14.53	57	1.49	(j)	(0.17	)(j)	6.84	(h)(j)	13

17.23	15.00	57	0.80	(j)	0.52	(j)	6.17	(h)(j)	13

17.24	5.38	53	0.75	(j)	0.68	(j)	5.52	(h)(j)	13

17.22	14.84	91,240	1.00	(j)	0.41	(j)	3.41	(h)(j)	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2011	$22.95	$0.04	(e)	$8.36	$8.40	$(0.06)	$—	$(0.06)
November 2, 2009 (f) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2011	22.93	(0.12	)(e)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (f) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (g)	—	— (g)

Select Class
Year Ended June 30, 2011	22.97	0.14	(e)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$31.29	36.60%	$2,918	1.24%	0.14%	1.53%	88%
22.95	6.77	1,394	1.24	0.30	1.44	56

31.16	35.98	447	1.74	(0.40)	2.06	88
22.93	6.40	65	1.74	(0.23)	1.92	56

31.36	37.09	568,854	0.89	0.50	1.27	88
22.97	21.72	463,478	0.89	0.55	1.17	56
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2011	$16.35	$(0.09	)(e)	$7.04		$6.95	$—
Year Ended June 30, 2010	13.68	(0.09	)(e)	2.76		2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(e)	(6.33	)(f)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(e)	4.41		4.23	(4.19)

Class B
Year Ended June 30, 2011	12.90	(0.16	)(e)	5.55		5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(e)	2.19		2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(e)	(5.09	)(f)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(e)	3.76		3.48	(4.19)

Class C
Year Ended June 30, 2011	14.73	(0.18	)(e)	6.33		6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(e)	2.50		2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(e)	(5.78	)(f)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(e)	4.14		3.83	(4.19)

Class R2
Year Ended June 30, 2011	17.38	(0.13	)(e)	7.48		7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(e)	2.94		2.82	—
June 19, 2009 (h) through June 30, 2009	14.56	—	(e)(i)	—	(i)	— (i)	—

Select Class
Year Ended June 30, 2011	17.47	(0.03	)(e)	7.53		7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(e)	2.94		2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(e)	(6.70	)(f)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(e)	4.60		4.48	(4.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.30	42.51%		$696,334	1.24%	(0.44)%	1.36%	79%
16.35	19.52		560,054	1.24	(0.53)	1.42	82
13.68	(30.97	)(f)	520,201	1.24	(0.48)	1.56	96
20.46	(3.22	)(g)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119

18.29	41.78		18,648	1.77	(0.97)	1.86	79
12.90	18.89		20,893	1.77	(1.07)	1.92	82
10.85	(31.35	)(f)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90	)(g)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119

20.88	41.75		29,187	1.77	(0.97)	1.86	79
14.73	18.89		23,389	1.77	(1.06)	1.92	82
12.39	(31.38	)(f)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85	)(g)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119

24.73	42.29		121	1.40	(0.59)	1.60	79
17.38	19.37		63	1.40	(0.69)	1.67	82
14.56	0.00		83	1.22	(0.31)	1.94	96

24.97	42.93		1,031,463	0.93	(0.13)	1.10	79
17.47	19.90		685,843	0.93	(0.22)	1.17	82
14.57	(30.74	)(f)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02	)(g)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2011	$18.91	$0.18	(e)	$5.85 (h)	$6.03	$(0.18)	$—	$(0.18)
Year Ended June 30, 2010	15.24	0.19	(e)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)

Class B
Year Ended June 30, 2011	18.38	0.07	(e)	5.69 (h)	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)

Class C
Year Ended June 30, 2011	18.44	0.07	(e)	5.69 (h)	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)

Class R2
Year Ended June 30, 2011	18.63	0.12	(e)	5.76 (h)	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008 (g) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2011	19.22	0.30	(e)	5.95 (h)	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)

Select Class
Year Ended June 30, 2011	19.07	0.24	(e)	5.90 (h)	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (f)	—	— (f)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.76	31.96	%(h)	$1,979,270	1.23%	0.81%	1.39%	41%
18.91	24.08		1,705,572	1.23	1.04	1.40	34
15.24	(25.49)		1,600,044	1.25	1.71	1.42	47
21.91	(13.70)		2,661,377	1.25	0.66	1.42	31
27.71	18.21		3,822,632	1.25	0.71	1.35	45

24.10	31.33	(h)	90,427	1.74	0.30	1.89	41
18.38	23.44		96,966	1.74	0.53	1.90	34
14.89	(25.89)		108,114	1.75	1.21	1.92	47
21.39	(14.14)		163,091	1.75	0.15	1.92	31
27.11	17.65		237,745	1.75	0.20	1.85	45

24.13	31.29	(h)	373,415	1.74	0.30	1.89	41
18.44	23.43		309,513	1.74	0.53	1.90	34
14.94	(25.88)		299,956	1.75	1.20	1.92	47
21.45	(14.11)		523,722	1.75	0.14	1.92	31
27.17	17.64		818,261	1.75	0.20	1.85	45

24.27	31.66	(h)	6,500	1.49	0.50	1.65	41
18.63	23.71		1,441	1.49	0.77	1.65	34
15.06	(0.24)		294	1.50	2.12	1.69	47

25.19	32.66	(h)	2,812,296	0.74	1.29	0.99	41
19.22	24.68		1,913,930	0.74	1.52	1.00	34
15.43	(25.15)		1,424,004	0.75	2.26	1.02	47
22.31	(13.25)		1,777,057	0.75	1.16	1.02	31
28.17	18.82		2,566,230	0.75	1.21	0.95	45

24.97	32.29	(h)	1,513,926	0.98	1.05	1.14	41
19.07	24.35		1,061,308	0.98	1.29	1.15	34
15.34	(25.31)		766,965	1.00	2.05	1.18	47
22.14	(13.46)		721,777	1.00	0.90	1.16	31
27.96	18.49		1,183,839	1.00	0.95	1.10	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2011	$9.71	$(0.16	)(d)	$0.26	$0.10	$—	$—	$—
Year Ended June 30, 2010	10.21	(0.17	)(d)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(d)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(d)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	(0.31)

Class B
Year Ended June 30, 2011	9.44	(0.23	)(d)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(d)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(d)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(d)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Class C
Year Ended June 30, 2011	9.46	(0.23	)(d)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(d)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(d)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(d)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Select Class
Year Ended June 30, 2011	9.79	(0.14	)(d)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(d)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(d)	0.05	— (e)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(d)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	(0.34)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund's portfolio turnover calculation excluded short sales.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)	Net expenses (excluding dividend and interest expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (c)	Portfolio turnover rate (including short sales) (c)

$9.81	1.03%	$29,216	2.92%	1.49%	(1.65)%	3.38%	1.95%	145%	339%
9.71	(4.90)	94,549	2.94	1.49	(1.65)	3.39	1.94	146	348
10.21	(0.20)	67,884	2.84	1.50	(0.79)	3.29	1.95	175	350
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—

9.47	0.32	3,484	3.67	2.24	(2.47)	3.88	2.45	145	339
9.44	(5.69)	7,849	3.69	2.24	(2.39)	3.89	2.44	146	348
10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—

9.48	0.21	22,094	3.67	2.24	(2.46)	3.88	2.45	145	339
9.46	(5.59)	39,610	3.70	2.24	(2.39)	3.89	2.44	146	348
10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—

9.91	1.23	491,653	2.67	1.24	(1.39)	3.13	1.70	145	339
9.79	(4.67)	433,539	2.70	1.24	(1.39)	3.15	1.69	146	348
10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2011	$15.22	$0.23	(c)	$3.79	$4.02	$(0.17)	$—	$(0.17)
Year Ended June 30, 2010	12.01	0.23	(c)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(c)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(c)	3.42	3.68	(0.12)	(0.28)	(0.40)

Class C
Year Ended June 30, 2011	15.17	0.14	(c)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(c)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(c)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(c)	3.38	3.55	(0.06)	(0.28)	(0.34)

Institutional Class
Year Ended June 30, 2011	15.24	0.32	(c)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(c)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(c)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(c)	3.38	3.77	(0.18)	(0.28)	(0.46)

Select Class
Year Ended June 30, 2011	15.27	0.28	(c)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(c)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(c)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(c)	3.43	3.74	(0.16)	(0.28)	(0.44)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$19.07	26.45%	$232,103	1.24%	1.28%	1.34%	33%
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77

19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77

19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77

19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class A and Class C Shares commenced operations on November 2, 2009 for the Mid Cap Equity Fund.

The Mid Cap Core Fund commenced operations on November 30, 2010.

Class R6 Shares commenced operations on January 31, 2011 for the Mid Cap Core Fund.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$1,256,047	$—	$—	$1,256,047

Mid Cap Core Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$91,760	$—	$—	$91,760

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$588,082	$—	$—	$588,082

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$1,764,094	$—	$—	$1,764,094

Appreciation in Other Financial Instruments
Futures Contracts	$173	$—	$—	$173

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$6,800,214	$—	$—	$6,800,214

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Multi-Cap Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$568,105	$—	$—	$568,105

Liabilities in Securities Sold Short #	$(532,696)	$—	$—	$(532,696)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$910,686	$13,520	$—	$924,206

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of ADRs, the reported values of which are an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended June 30, 2011.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of June 30, 2011, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — The Mid Cap Core Fund and Mid Cap Growth Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the period ended June 30, 2011:

	Mid Cap Core Fund		Mid Cap Growth Fund
Futures Contracts:
Average Notional Balance Long	$1,247	(a)	$52,340	(b)
Ending Notional Balance Long	$—		$52,340

(a)	For the period March 1, 2011 through March 31, 2011
(b)	For the period June 1, 2011 through June 30, 2011.

D. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GS Bank Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the period ended June 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$131
Mid Cap Equity Fund	54
Mid Cap Growth Fund	61
Mid Cap Value Fund	96

Under the GS Bank Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GS Bank Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral was requested from borrowers when the cash received from borrowers became less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
Growth Advantage Fund	$38,658	$39,434		$39,434
Mid Cap Equity Fund	17,421	17,693	*	17,693
Mid Cap Growth Fund	70,219	70,726	*	70,726
Mid Cap Value Fund	35,750	36,367	*	36,367

*	Subsequent to June 30, 2011, additional collateral was received from borrowers.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds, under their respective agreements, from losses resulting from a borrower’s failure to return a loaned security, as applicable.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$74
Mid Cap Equity Fund	31
Mid Cap Growth Fund	36
Mid Cap Value Fund	59

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the period ended June 30, 2011 (amounts in thousands):

Lending Agent Fees Incurred
Mid Cap Growth Fund	$9
Mid Cap Value Fund	13

E. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Mid Cap Core Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time they commenced operations and are included as part of Professional fees on the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Growth Advantage Fund	$(3,266)	$2,627	$639
Mid Cap Core Fund	(1)	1	—
Mid Cap Equity Fund	—	(270)	270
Mid Cap Growth Fund	(6,191)	4,473	1,718
Mid Cap Value Fund	—	(1,853)	1,853
Multi-Cap Market Neutral Fund	(8,597)	8,614	(17)
Value Advantage Fund	14,316	372	(14,688)

The reclassifications for the Funds relate primarily to investments in partnerships (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), net operating loss (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), non-taxable special dividends (Mid Cap Equity Fund and Mid Cap Value Fund), redemptions in-kind (Value Advantage Fund) and nondeductible 12b-1 fees in the initial years of operations (Mid Cap Core Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$27		$11
Mid Cap Core Fund	—	(a)	—	(a)
Mid Cap Equity Fund	3		—	(a)
Mid Cap Growth Fund	19		17
Mid Cap Value Fund	89		46
Multi-Cap Market Neutral Fund	3		6
Value Advantage Fund	32		5

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.77	1.77	1.40	n/a	n/a	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The contractual expense limitation agreements were in effect for the period ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011 for all Funds except Mid Cap Core Fund. For Mid Cap Core Fund, the contractual expense limitation percentages in the table above are in place until at least November 30, 2011 for Class A, Class C, Class R2, Class R5 and Select Class Shares and are in place until at least January 31, 2012 for Class R6 Shares. In addition, the Funds’ service providers have voluntarily waived fees during the period ended June 30, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Prior to September 1, 2010, the contractual expense limitations for Class A, Class B and Class C Shares of the Growth Advantage Fund were 1.35%, 2.05% and 2.05% respectively.

Prior to November 1, 2010, the contractual expense limitation for Select Class Shares of the Mid Cap Equity Fund was 1.00%.

For the period ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers				Reimbursements
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$93	$93	$—
Mid Cap Core Fund	71	10	—	81	203
Mid Cap Equity Fund	279	274	1,101	1,654	—
Mid Cap Growth Fund	—	520	1,867	2,387	—
Mid Cap Value Fund	3,862	5,000	2,740	11,602	—
Multi-Cap Market Neutral Fund	1	—	1,095	1,096	—
Value Advantage Fund	128	544	235	907	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Multi-Cap Market Neutral Fund	$968	$200	$251	$1,419

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the period ended June 30, 2011 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$40
Mid Cap Equity Fund	29
Mid Cap Growth Fund	43
Mid Cap Value Fund	336
Multi-Cap Market Neutral Fund	70
Value Advantage Fund	61

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the period ended June 30, 2011, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An Affiliate of JPMCB made a payment to the Mid Cap Value Fund in the amount of approximately $31,000 relating to an operational error.

4. Investment Transactions

During the period ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,035,282	$885,525	$—	$—
Mid Cap Core Fund	90,770	3,057	—	—
Mid Cap Equity Fund	390,634	402,036	—	—
Mid Cap Growth Fund	1,235,596	1,388,274	—	—
Mid Cap Value Fund	2,424,872	2,417,753	—	—
Multi-Cap Market Neutral Fund	773,209	911,442	904,957	1,032,160
Value Advantage Fund	513,617	236,675	—	—

During the period ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,019,140	$249,507	$12,600	$236,907
Mid Cap Core Fund	91,378	1,779	1,397	382
Mid Cap Equity Fund	473,761	117,054	2,733	114,321
Mid Cap Growth Fund	1,357,642	418,560	12,108	406,452
Mid Cap Value Fund	5,291,485	1,601,287	92,558	1,508,729
Multi-Cap Market Neutral Fund	484,742	91,532	8,169	83,363
Value Advantage Fund	790,045	140,800	6,639	134,161

For all of the Funds, the difference between the book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and partnership basis outstanding (Value Advantage Fund).

The tax character of distributions paid during the fiscal period ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Net Long Term Capital Gains
Mid Cap Core Fund	$1	$—	$1
Mid Cap Equity Fund	1,989	—	1,989
Mid Cap Value Fund	60,163	—	60,163
Value Advantage Fund	8,184	—	8,184

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Net Long Term Capital Gains
Mid Cap Equity Fund	$1,930	$—	$1,930
Mid Cap Value Fund	1,948	—	1,948
Value Advantage Fund	5,629	—	5,629

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$(47,838)	$236,907
Mid Cap Core Fund	135	2	382
Mid Cap Equity Fund	183	(8,310)	114,321
Mid Cap Growth Fund	—	134,277	406,452
Mid Cap Value Fund	60,235	(332,540)	1,508,729
Multi-Cap Market Neutral Fund	—	(98,936)	57,638
Value Advantage Fund	6,285	(53,759)	134,161

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund), post-October loss deferrals (Growth Advantage Fund and Mid Cap Growth Fund), distributions payable (Mid Cap Equity Fund), partnership basis outstanding (Value Advantage), loss deferrals on unsettled short sales (Multi-Cap Market Neutral), limitations on capital loss carry forwards acquired in a merger (Mid Cap Growth Fund) and wash sale loss deferrals.

As of June 30, 2011, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	Total
Growth Advantage Fund	$—	$—	$—	$47,838	$47,838
Mid Cap Equity Fund	—	—	—	8,310	8,310
Mid Cap Value Fund	—	1,151	14,176	317,213	332,540	*
Multi-Cap Market Neutral Fund	1,901	97,035	—	—	98,936
Value Advantage Fund	—	—	—	53,759	53,759

During the period ended June 30, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Growth Advantage Fund	$77,942
Mid Cap Equity Fund	24,453
Mid Cap Growth Fund	119,160
Mid Cap Value Fund	251,037
Multi-Cap Market Neutral Fund	462
Value Advantage Fund	24,523

During the period ended June 30, 2011, the following Funds had capital loss carryforwards disallowed (amounts in thousands):

Mid Cap Growth Fund	$89,945	*

Net Capital losses and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2011, the Funds deferred to July 1, 2011 post October capital losses of:

	Capital Losses	Currency Losses
Growth Advantage Fund	$—	$25
Mid Cap Equity Fund	—	5
Mid Cap Growth Fund	—	40

*	Amounts include capital loss carry forwards from business combinations, which may be limited in future years under Internal Revenue Code Sections 381-384.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011. Average borrowings from the Facility for the period ended June 30, 2011, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Growth Advantage Fund	$13,659	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Equity Fund. Additionally, the Advisor owns a significant portion of the outstanding shares of Mid Cap Core Fund.

In addition, the JPMorgan Investor Funds, JPMorgan Access Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	J.P. Morgan Access Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	N/A	N/A	14.1%
Mid Cap Core Fund	N/A	25.2%	N/A
Multi-Cap Market Neutral Fund	75.7%	N/A	N/A
Value Advantage Fund	N/A	N/A	18.2

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of June 30, 2011, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on May 24, 2010, certain shareholders of the Mid Cap Value Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$47,173	$(7,817)	Redemption-In-Kind

Pursuant to procedures approved by the Board of Trustees, on March 29, 2011, an affiliate of the Value Advantage Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$41,498	$14,315	Redemption-In-Kind

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund, JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Mid Cap Core Fund (a separate fund of JPMorgan Trust I)(hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2010 (commencement of operations) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,064.20	$6.40	1.25%
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,061.70	8.95	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,061.70	8.95	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R5
Actual*	1,000.00	1,066.70	4.41	0.86
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Select Class
Actual*	1,000.00	1,064.60	5.43	1.06
Hypothetical*	1,000.00	1,019.54	5.31	1.06

Mid Cap Core Fund
Class A
Actual*	1,000.00	1,082.50	6.45	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,080.00	9.03	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R2
Actual*	1,000.00	1,081.20	7.74	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual*	$1,000.00	$1,085.00	$4.14	0.80%
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Class R6
Actual**	1,000.00	1,053.80	3.17	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Select Class
Actual*	1,000.00	1,084.40	5.17	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,075.20	6.43	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,072.90	8.94	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Select Class
Actual*	1,000.00	1,077.40	4.64	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,084.20	6.41	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,081.60	9.14	1.77
Hypothetical*	1,000.00	1,016.02	8.85	1.77
Class C
Actual*	1,000.00	1,081.30	9.13	1.77
Hypothetical*	1,000.00	1,016.02	8.85	1.77
Class R2
Actual*	1,000.00	1,083.20	7.23	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Select Class
Actual*	1,000.00	1,086.10	4.81	0.93
Hypothetical*	1,000.00	1,020.18	4.66	0.93

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,070.50	6.31	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class B
Actual*	1,000.00	1,067.80	8.92	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class C
Actual*	1,000.00	1,067.70	8.92	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R2
Actual*	1,000.00	1,069.20	7.64	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual*	1,000.00	1,072.80	3.80	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Select Class
Actual*	$1,000.00	$1,071.70	$5.03	0.98%
Hypothetical*	1,000.00	1,019.93	4.91	0.98

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,024.00	12.80	2.55
Hypothetical*	1,000.00	1,012.15	12.72	2.55
Class B
Actual*	1,000.00	1,020.50	15.63	3.12
Hypothetical*	1,000.00	1,009.32	15.54	3.12
Class C
Actual*	1,000.00	1,019.40	15.82	3.16
Hypothetical*	1,000.00	1,009.12	15.74	3.16
Select Class
Actual*	1,000.00	1,024.80	11.75	2.34
Hypothetical*	1,000.00	1,013.19	11.68	2.34

Value Advantage Fund
Class A
Actual*	1,000.00	1,048.40	6.30	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,045.70	8.83	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Institutional Class
Actual*	1,000.00	1,051.20	3.76	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Select Class
Actual*	1,000.00	1,050.00	5.03	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/365 to reflect the actual period). Commencement of offering class of shares was January 31, 2011.

102	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Mid Cap Core Fund	100.00%
Mid Cap Equity Fund	100.00
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Core Fund	$1
Mid Cap Equity Fund	1,989
Mid Cap Value Fund	60,163
Value Advantage Fund	8,184

JUNE 30, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	103

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2011. All rights reserved. June 2011.

AN-MC-611

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2011

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums.
Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8,
2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the
S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the
12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value
Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite
the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset
Management

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period, but stocks still finished with gains.

U.S. stocks, as measured by the S&P 500 Index, returned 30.69% for the twelve months ended June 30, 2011. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, as the Russell 1000
Growth Index returned 35.01% compared to the 28.94% return for the Russell 1000 Value Index.

2

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

30.33%

S&P 500 Index

30.69%

Net Assets as of 6/30/2011 (In Thousands)

$
712,181

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended
June 30, 2011. The Fund’s stock selection in the banks and brokers and consumer cyclical sectors detracted from relative performance, while the Fund’s stock selection in the basic materials and industrial cyclical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in EOG Resources, Inc. and Bank of
America Corp. Shares of EOG Resources, Inc. underperformed the Benchmark and its sector peers as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale. Shares of Bank of America Corp. were hurt by uncertainty about potential federal regulation. In addition, concerns about losses from Bank of America Corp.’s mortgage business weighed on the stock.

Individual contributors to relative performance included Biogen Idec, Inc. and CSX Corp. Shares of biotechnology and drugs company Biogen
Idec, Inc. increased as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings. Shares of railroad operator CSX Corp. benefited from strong demand for freight rail transportation due to the rebound in economic activity. The company also increased its quarterly dividend and announced a stock buyback.

HOW WAS THE FUND
POSITIONED?

To help ensure that stock selection was the principal source of potential excess return, the Fund’s portfolio managers allowed only modest deviations in sector weightings relative to the Benchmark. The Fund’s portfolio managers sought investment opportunities in companies that were attractive based on valuation and strong fundamentals. In particular, they emphasized companies that they believed were inexpensively valued and that would perform well in an improving macro economic environment.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

3.5
%

2.

Chevron Corp.

2.7

3.

Exxon Mobil Corp.

2.3

4.

Coca-Cola Co. (The)

2.1

5.

International Business Machines Corp.

2.1

6.

Procter & Gamble Co. (The)

2.0

7.

Wells Fargo & Co.

2.0

8.

Verizon Communications, Inc.

1.9

9.

Microsoft Corp.

1.7

10.

United Technologies Corp.

1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

16.5
%

Financials

13.6

Energy

12.4

Health Care

11.8

Consumer Discretionary

11.8

Industrials

11.3

Consumer Staples

10.5

Telecommunication Services

3.9

Materials

3.7

Utilities

3.4

U.S. Treasury Obligation

0.1

Short-Term Investment

1.0

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/28/01

Without Sales Charge

29.86
%

3.41
%

2.17
%

With Sales Charge*

23.08

2.30

1.62

CLASS R6 SHARES**

3/24/03

30.45

3.94

2.69

INSTITUTIONAL CLASS SHARES

1/3/97

30.33

3.84

2.61

SELECT CLASS SHARES

9/10/01

30.17

3.68

2.43

*

Sales Charge for Class A Shares is 5.25%.

**

Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares prior to its inception date reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A
Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Class R6
Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class
Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity
Fund, S&P 500

Index and Lipper Large-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The
S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the
Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a
$3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

35.62%

Russell 1000 Growth Index

35.01%

Net Assets as of 6/30/2011 (In Thousands)

$
43,848

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE
THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the
“Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance, while the Fund’s stock selection in the financial services sector and stock selection and overweight in the health care sector detracted from relative performance.

The Fund’s individual
contributors to relative performance included the positions in Fossil, Inc., Amazon.com, Inc. and ARM Holdings plc. Shares of Fossil, Inc., a specialty retailer, increased after the company reported better-than-expected first-quarter earnings.
Amazon.com, Inc., an online retailer, reported better-than-expected profits, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending. Shares of chipmaker ARM Holdings plc. increased following the company’s better-than-expected first-quarter earnings, driven by strength in its processor business.

Individual detractors
from relative performance included the Fund’s underweight positions in Exxon Mobil Corp., International Business Machines Corp. (“IBM”) and Schlumberger Ltd., three stocks that performed strongly in the Benchmark. Shares of integrated energy company Exxon Mobil Corp. benefited from rising oil prices during the reporting period. Shares of IBM advanced following the company’s better-than-expected first-quarter revenue, driven by strong software sales. Shares of Schlumberger
Ltd., an oil well services and equipment company, increased as the company’s profit was bolstered by its expansion efforts in North America. The stock also benefited from rising oil prices during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

9.1
%

2.

Express Scripts, Inc.

5.3

3.

Cognizant Technology Solutions Corp., Class A

4.8

4.

Capital One Financial Corp.

4.4

5.

QUALCOMM, Inc.

4.4

6.

Amazon.com, Inc.

4.2

7.

National Oilwell Varco, Inc.

4.1

8.

Schlumberger Ltd.

4.1

9.

Kansas City Southern

3.9

10.

Celgene Corp.

3.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

30.8
%

Consumer Discretionary

22.4

Health Care

15.2

Industrials

13.4

Energy

8.2

Financials

4.4

Materials

0.8

Short-Term Investment

4.8

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

3 YEAR

SINCE INCEPTION

CLASS A SHARES

11/30/07

Without Sales Charge

35.31
%

3.23
%

0.89
%

With Sales Charge*

28.25

1.39

(0.61
)

CLASS C SHARES

11/30/07

Without CDSC

34.72

2.70

0.39

With CDSC**

33.72

2.70

0.39

CLASS R5 SHARES

11/30/07

35.87

3.67

1.33

SELECT CLASS SHARES

11/30/07

35.62

3.47

1.13

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for
$1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

From the
Fund’s inception through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

32.42%

Russell 1000 Value Index

28.94%

Net Assets as of 6/30/2011 (In Thousands)

$
459,678

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the financials and consumer staples sectors contributed to relative performance, while the Fund’s stock selection in the health care and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in ConocoPhillips and Tiffany & Co. Shares of energy company ConocoPhillips gained as investors reacted positively to the progress of the company’s multi-year restructuring program, which involved several asset divestitures, reduced debt, accelerated share repurchases and an increase in its quarterly dividend. Shares of jewelry retailer Tiffany &
Co. gained after the company reported strong fiscal first-quarter earnings and raised its outlook for full-year earnings, as its strong market position more than offset the impact from rising raw materials costs.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in General Electric Co. and UnitedHealth
Group, Inc., two stocks that performed strongly in the Benchmark. Shares of General Electric Co. advanced as the company became increasingly optimistic about the economic recovery helping the company’s profits. Shares of UnitedHealth Group,
Inc., an accident and health insurance company, increased after the company reported solid results throughout the reporting period, fueled by lower medical costs and enrollment growth across its health plans.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Chevron Corp.

3.1
%

2.

Wells Fargo & Co.

3.0

3.

Pfizer, Inc.

2.8

4.

ConocoPhillips

2.4

5.

Merck & Co., Inc.

2.3

6.

Philip Morris International, Inc.

1.9

7.

Johnson & Johnson

1.8

8.

Exxon Mobil Corp.

1.8

9.

Verizon Communications, Inc.

1.7

10.

American Express Co.

1.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials

19.7
%

Consumer Discretionary

14.2

Energy

13.2

Industrials

10.8

Health Care

10.6

Consumer Staples

9.0

Information Technology

6.3

Utilities

5.6

Materials

5.4

Telecommunication Services

3.6

Short-Term Investment

1.6

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

7

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

2/18/92

Without Sales Charge

32.06
%

3.95
%

3.93
%

With Sales Charge*

25.16

2.83

3.38

CLASS B SHARES

1/14/94

Without CDSC

31.44

3.43

3.41

With CDSC**

26.44

3.07

3.41

CLASS C SHARES

11/4/97

Without CDSC

31.52

3.42

3.32

With CDSC***

30.52

3.42

3.32

CLASS R2 SHARES

2/28/11

31.68

3.83

3.82

CLASS R5 SHARES

2/28/11

32.39

4.28

4.24

SELECT CLASS SHARES

7/2/87

32.42

4.28

4.24

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R2 would have been lower than those shown because Class R2 Shares have different expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index
and the Lipper Equity Income Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the
Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date.
Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

28.03%

S&P 500/Citigroup Value Index

27.90%

Net Assets as of 6/30/2011 (In Thousands)

$
320,859

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long-term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a
sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the consumer discretionary and financials sectors contributed to relative performance, while the Fund’s stock selection in the health care and materials sectors detracted from relative performance.

Individual
contributors to relative performance included Tiffany & Co. and United Technologies Corp. Shares of jewelry retailer Tiffany & Co. gained after the company reported strong fiscal first-quarter earnings and raised its outlook for full-year earnings, as its strong market position more than offset the impact from rising raw materials costs. Shares of United Technologies Corp., a provider of technology products and services to the building systems and aerospace industries, rose throughout the reporting period as the company saw increased equipment orders across all business segments and raised its outlook for 2011 profits.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in General Electric Co. and Exxon Mobil Corp., two stocks that performed strongly in the Benchmark. Shares of General Electric Co. advanced as the company became increasingly optimistic about the economic recovery helping the company’s profits. Shares of integrated energy company Exxon
Mobil Corp. advanced due to rising oil prices and increased production of natural gas during the reporting period.

HOW WAS THE FUND
POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The Fund was overweight the consumer discretionary sector, a sector where the Fund’s portfolio managers found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

3.1
%

2.

Devon Energy Corp.

2.9

3.

Exxon Mobil Corp.

2.5

4.

ConocoPhillips

2.5

5.

Microsoft Corp.

2.4

6.

Chevron Corp.

2.4

7.

United Technologies Corp.

2.1

8.

General Electric Co.

2.1

9.

U.S. Bancorp

2.1

10.

American Express Co.

2.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials

26.0
%

Energy

15.4

Consumer Discretionary

15.0

Industrials

10.8

Health Care

9.3

Information Technology

7.8

Consumer Staples

5.9

Materials

2.6

Telecommunication Services

2.4

Utilities

1.4

Short-Term Investment

3.4

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

9

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/23/87

Without Sales Charge

28.03
%

1.25
%

2.26
%

With Sales Charge*

21.29

0.16

1.71

CLASS B SHARES

11/4/93

Without CDSC

27.40

0.74

1.85

With CDSC**

22.40

0.35

1.85

CLASS C SHARES

1/2/98

Without CDSC

27.35

0.74

1.75

With CDSC***

26.35

0.74

1.75

SELECT CLASS SHARES

1/25/96

28.41

1.56

2.61

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and
the Lipper Large-Cap Value Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup
Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P
500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a
5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated
for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

41.29%

Russell 1000 Growth Index

35.01%

Net Assets as of 6/30/2011 (In Thousands)

$
1,925,999

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance. The Fund’s underweight and stock selection in the energy sector and stock selection in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Amazon.com, Inc., priceline.com, Inc. and Cognizant
Technology Solutions Corp. Amazon.com, Inc., an online retailer, reported better-than-expected profits, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending. Shares of online travel company priceline.com, Inc. increased due to the company’s better-than-expected earnings, driven by strong growth in its global hotel business. Cognizant Technology Solutions Corp. is a provider of custom information technology consulting, technology services, and outsourcing services that offers its clients an onsite project manager with offshore global delivery. Shares of the company benefited amid continued signs that its clients had restarted projects with offshore vendors that they had delayed during the recession.

Individual detractors from relative performance included the Fund’s underweight positions in Exxon Mobil Corp., QUALCOMM, Inc. and Caterpillar, Inc., three stocks that performed strongly in the Benchmark. Shares of integrated energy company Exxon Mobil Corp. advanced due to rising oil prices and increased production of natural gas during the reporting period. Shares of communications equipment provider QUALCOMM, Inc. increased due to the company’s strong quarterly earnings and increased expectations for its full-year profit. Shares of construction and agricultural machinery provider Caterpillar, Inc. advanced on the company’s strong earnings, boosted by recovering demand for its products.

HOW WAS
THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in

an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of
this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector, where the Fund’s portfolio managers identified their most attractive investment opportunities. The Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

6.7
%

2.

Amazon.com, Inc.

4.1

3.

International Business Machines Corp.

3.3

4.

Cognizant Technology Solutions Corp., Class A

2.8

5.

Occidental Petroleum Corp.

2.0

6.

Express Scripts, Inc.

2.0

7.

BorgWarner, Inc.

2.0

8.

McDonald’s Corp.

2.0

9.

DIRECTV, Class A

2.0

10.

Allergan, Inc.

2.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

31.2
%

Consumer Discretionary

19.2

Industrials

13.0

Health Care

12.9

Energy

9.3

Consumer Staples

5.8

Materials

3.7

Financials

1.0

Short-Term Investment

3.9

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s
composition is subject to change.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

2/22/94

Without Sales Charge

41.11
%

6.95
%

2.49
%

With Sales Charge*

33.69

5.80

1.94

CLASS B SHARES

1/14/94

Without CDSC

40.35

6.36

2.03

With CDSC**

35.35

6.05

2.03

CLASS C SHARES

11/4/97

Without CDSC

40.31

6.38

1.86

With CDSC***

39.31

6.38

1.86

CLASS R2 SHARES

11/3/08

40.67

6.68

2.21

CLASS R5 SHARES

4/14/09

41.62

7.28

2.78

CLASS R6 SHARES

11/30/10

41.68

7.29

2.78

SELECT CLASS SHARES

2/28/92

41.29

7.20

2.74

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000
Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the
Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000
Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

26.52%

Russell 1000 Value Index

28.94%

Net Assets as of 6/30/2011 (In Thousands)

$
667,824

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the technology sector and overweight in the banks and brokers sector detracted from relative performance, while the Fund’s stock selection in the industrial cyclical and basic materials sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Hewlett-Packard Co. and Cisco Systems, Inc. Shares of Hewlett-Packard
Co. declined following the unexpected resignation of the company’s chief executive officer. Investor concerns about the company’s ability to compete in an environment increasingly dominated by mobile and cloud computing also weighed on the stock. Shares of Cisco Systems, Inc. declined after the communications equipment provider’s fourth-quarter earnings fell short of investors’ expectations. The Fund’s position in EOG Resources, Inc. also detracted from relative performance. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale.

Individual contributors to relative performance included the Fund’s positions in
Freeport-McMoRan Copper & Gold, Inc. and Biogen Idec, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong earnings due to historically high copper prices and strong demand from China. Shares of biotechnology and drugs company Biogen Idec, Inc. advanced as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings. The Fund’s position in UnitedHealth Group, Inc., an accident and health insurance company, also contributed to relative performance. The stock increased after the company reported better-than-expected first-quarter profit, fueled by enrollment growth across its health plans.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the technology sector. The Fund’s portfolio managers saw attractive investment opportunities in this sector, particularly among hardware and networking companies that offered attractive valuations and which the Fund’s portfolio managers believed appeared well positioned to benefit from the continued increase in enterprise technology spending.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Chevron Corp.

3.5
%

2.

Wells Fargo & Co.

3.4

3.

Citigroup, Inc.

3.4

4.

Merck & Co., Inc.

2.5

5.

Verizon Communications, Inc.

2.4

6.

ConocoPhillips

2.2

7.

MetLife, Inc.

2.0

8.

Prudential Financial, Inc.

2.0

9.

UnitedHealth Group, Inc.

2.0

10.

Pfizer, Inc.

1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

26.3
%

Health Care

14.5

Energy

13.3

Information Technology

12.0

Consumer Discretionary

10.8

Industrials

9.0

Materials

3.7

Consumer Staples

3.6

Telecommunication Services

3.6

Utilities

3.1

Short-Term Investment

0.1

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

14

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

2/18/92

Without Sales Charge

26.42
%

1.18
%

1.65
%

With Sales Charge*

19.75

0.09

1.10

CLASS B SHARES

1/14/94

Without CDSC

25.71

0.64

1.15

With CDSC**

20.71

0.25

1.15

CLASS C SHARES

3/22/99

Without CDSC

25.76

0.64

1.03

With CDSC***

24.76

0.64

1.03

CLASS R2 SHARES

11/3/08

26.15

0.89

1.37

CLASS R5 SHARES

5/15/06

26.78

1.60

1.99

CLASS R6 SHARES

11/30/10

26.83

1.61

1.99

SELECT CLASS SHARES

3/1/91

26.52

1.38

1.88

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class
Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from
June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper,
Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

29.60%

S&P 500 Index

30.69%

Net Assets as of 6/30/2011 (In Thousands)

$
4,832,408

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares)
underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the energy and big banks and brokers sectors detracted from relative performance, while the
Fund’s stock selection in the industrial cyclical and pharmaceutical/medical technology sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in EOG Resources, Inc. and Cisco Systems, Inc. Shares of EOG Resources,
Inc. underperformed the Benchmark and its sector peers as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale. Shares of Cisco Systems, Inc.
declined after the communications equipment provider reported consecutive weak quarterly results, falling short of investors’ expectations.

Individual contributors to relative performance included Biogen Idec, Inc. and Freeport-McMoRan Copper & Gold, Inc. Shares of biotechnology and drugs company Biogen Idec, Inc. increased as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong earnings due to historically high copper prices and strong demand from China.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had a modest tilt toward stocks that the Fund’s portfolio managers believed would benefit from an economic recovery, favoring

companies with strong cash flow, market leadership and solid growth prospects.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

4.1
%

2.

Chevron Corp.

2.1

3.

Time Warner, Inc.

2.1

4.

Exxon Mobil Corp.

2.1

5.

Schlumberger Ltd.

2.0

6.

Wells Fargo & Co.

2.0

7.

Microsoft Corp.

1.9

8.

Procter & Gamble Co. (The)

1.9

9.

Merck & Co., Inc.

1.8

10.

Coca-Cola Co. (The)

1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

18.7
%

Consumer Discretionary

13.4

Financials

13.3

Health Care

13.2

Energy

12.9

Industrials

10.1

Consumer Staples

7.4

Materials

3.8

Telecommunication Services

3.2

Utilities

2.7

U.S. Treasury Obligation

0.1

Short-Term Investment

1.2

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

16

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2011

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/10/01

Without Sales Charge

29.29
%

5.14
%

3.33
%

With Sales Charge*

22.50

4.00

2.78

CLASS B SHARES

9/10/01

Without CDSC

28.66

4.61

2.83

With CDSC**

23.66

4.27

2.83

CLASS C SHARES

9/10/01

Without CDSC

28.56

4.60

2.75

With CDSC***

27.56

4.60

2.75

CLASS R2 SHARES

11/3/08

28.96

5.01

3.27

CLASS R5 SHARES

5/15/06

29.78

5.61

3.79

CLASS R6 SHARES

11/30/10

29.83

5.62

3.80

INSTITUTIONAL CLASS SHARES

9/17/93

29.60

5.55

3.76

SELECT CLASS SHARES

9/10/01

29.47

5.41

3.60

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the
Class A, Class B and Class C Shares from 12/31/99 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C
Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses). Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5
Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and
Lipper Large-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper
Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper,
Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

JUNE 30, 2011

J.P. MORGAN LARGE CAP FUNDS

17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of
Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2011

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE
30, 2011

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 98.3%

Consumer Discretionary — 11.7%

Auto Components — 0.8%

138

Johnson Controls, Inc.

5,753

Automobiles — 0.5%

123

General Motors Co. (a)

3,719

Diversified Consumer Services — 0.2%

22

ITT Educational Services, Inc. (a)

1,745

Hotels, Restaurants & Leisure — 1.3%

98

Carnival Corp.

3,669

40

McDonald’s Corp.

3,398

22

Royal Caribbean Cruises Ltd. (a)

813

19

Yum! Brands, Inc.

1,050

8,930

Household Durables — 0.3%

72

Lennar Corp., Class A

1,301

8

Whirlpool Corp.

683

1,984

Internet & Catalog Retail — 1.2%

43

Amazon.com, Inc. (a)

8,752

Media — 4.0%

2

Cablevision Systems Corp., Class A

76

250

CBS Corp. (Non-Voting), Class B

7,134

43

Comcast Corp., Class A

1,082

60

DIRECTV, Class A (a)

3,049

36

DISH Network Corp., Class A (a)

1,110

37

Gannett Co., Inc.

529

210

Time Warner, Inc.

7,620

197

Walt Disney Co. (The)

7,675

28,275

Multiline Retail — 1.1%

7

Family Dollar Stores, Inc.

342

16

Kohl’s Corp.

810

37

Macy’s, Inc.

1,070

16

Nordstrom, Inc.

765

97

Target Corp.

4,564

7,551

Specialty Retail — 2.1%

9

Advance Auto Parts, Inc.

509

14

AutoZone, Inc. (a)

4,216

27

Bed Bath & Beyond, Inc. (a)

1,576

11

CarMax, Inc. (a)

364

153

Lowe’s Cos., Inc.

3,557

13

Ross Stores, Inc.

1,066

SHARES

SECURITY DESCRIPTION

VALUE($)

Specialty Retail — Continued

41

Staples, Inc.

654

59

TJX Cos., Inc.

3,120

15,062

Textiles, Apparel & Luxury Goods — 0.2%

14

Coach, Inc.

863

5

V.F. Corp.

543

1,406

Total Consumer Discretionary

83,177

Consumer Staples — 10.4%

Beverages — 3.3%

224

Coca-Cola Co. (The)

15,093

119

PepsiCo, Inc.

8,374

23,467

Food & Staples Retailing — 2.4%

78

CVS Caremark Corp.

2,935

110

Kroger Co. (The)

2,738

78

Safeway, Inc.

1,832

177

Wal-Mart Stores, Inc.

9,417

16,922

Food Products — 1.1%

58

ConAgra Foods, Inc.

1,497

129

General Mills, Inc.

4,783

25

Kellogg Co.

1,377

7,657

Household Products — 3.0%

47

Colgate-Palmolive Co.

4,100

53

Kimberly-Clark Corp.

3,548

222

Procter & Gamble Co. (The)

14,125

21,773

Tobacco — 0.6%

68

Philip Morris International, Inc.

4,540

Total Consumer Staples

74,359

Energy — 12.4%

Energy Equipment & Services — 1.5%

6

Helmerich & Payne, Inc.

403

34

National Oilwell Varco, Inc.

2,667

87

Schlumberger Ltd.

7,482

10,552

Oil, Gas & Consumable Fuels — 10.9%

79

Anadarko Petroleum Corp.

6,064

35

Apache Corp.

4,356

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
65	Chesapeake Energy Corp.	1,918
184	Chevron Corp.	18,953
104	ConocoPhillips	7,782
54	Devon Energy Corp.	4,264
51	EOG Resources, Inc.	5,363
202	Exxon Mobil Corp.	16,423
41	Marathon Oil Corp.	2,176
9	Noble Energy, Inc.	780
16	Pioneer Natural Resources Co.	1,406
21	Range Resources Corp.	1,149
96	Valero Energy Corp.	2,442
141	Williams Cos., Inc. (The)	4,274

		77,350

	Total Energy	87,902

	Financials — 13.5%
	Capital Markets — 2.2%
58	Charles Schwab Corp. (The)	957
11	E*Trade Financial Corp. (a)	151
24	Goldman Sachs Group, Inc. (The)	3,194
44	Invesco Ltd.	1,034
11	Janus Capital Group, Inc.	101
59	Morgan Stanley	1,360
30	Northern Trust Corp.	1,361
146	State Street Corp.	6,601
36	TD Ameritrade Holding Corp.	702

		15,461

	Commercial Banks — 3.2%
144	Huntington Bancshares, Inc.	946
144	Popular, Inc. (a)	397
31	SunTrust Banks, Inc.	805
239	U.S. Bancorp	6,102
498	Wells Fargo & Co.	13,960
38	Zions Bancorp	915

		23,125

	Consumer Finance — 0.8%
75	American Express Co.	3,857
40	Capital One Financial Corp.	2,061

		5,918

	Diversified Financial Services — 3.4%
870	Bank of America Corp.	9,535
273	Citigroup, Inc.	11,359
24	IntercontinentalExchange, Inc. (a)	3,018

		23,912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 2.8%
43	ACE Ltd., (Switzerland)	2,810
66	Aflac, Inc.	3,081
42	Axis Capital Holdings Ltd., (Bermuda)	1,294
24	Berkshire Hathaway, Inc., Class B (a)	1,850
17	Everest Re Group Ltd., (Bermuda)	1,398
114	MetLife, Inc.	4,997
77	Prudential Financial, Inc.	4,894

		20,324

	Real Estate Investment Trusts (REITs) — 1.1%
4	Alexandria Real Estate Equities, Inc.	341
14	AvalonBay Communities, Inc.	1,759
30	DuPont Fabros Technology, Inc. (c)	746
11	Essex Property Trust, Inc.	1,461
199	Host Hotels & Resorts, Inc.	3,368

		7,675

	Total Financials	96,415

	Health Care — 11.7%
	Biotechnology — 2.0%
55	Biogen Idec, Inc. (a)	5,859
100	Celgene Corp. (a)	6,002
55	Dendreon Corp. (a)	2,154

		14,015

	Health Care Equipment & Supplies — 2.0%
51	Baxter International, Inc.	3,038
31	Becton, Dickinson & Co.	2,628
110	Covidien plc, (Ireland)	5,861
57	St. Jude Medical, Inc.	2,737

		14,264

	Health Care Providers & Services — 2.6%
3	CIGNA Corp.	159
61	DaVita, Inc. (a)	5,283
49	Humana, Inc.	3,963
30	McKesson Corp.	2,484
128	UnitedHealth Group, Inc.	6,577

		18,466

	Pharmaceuticals — 5.1%
217	Abbott Laboratories	11,408
56	Johnson & Johnson	3,745
278	Merck & Co., Inc.	9,811
86	Mylan, Inc. (a)	2,124
465	Pfizer, Inc.	9,579

		36,667

	Total Health Care	83,412

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Industrials — 11.2%
	Aerospace & Defense — 3.0%
104	Honeywell International, Inc.	6,168
2	Huntington Ingalls Industries, Inc. (a)	59
11	ITT Corp.	625
13	L-3 Communications Holdings, Inc.	1,137
20	Raytheon Co.	987
28	Textron, Inc.	656
130	United Technologies Corp.	11,515

		21,147

	Airlines — 0.1%
94	Southwest Airlines Co.	1,077

	Construction & Engineering — 0.8%
94	Fluor Corp.	6,065

	Electrical Equipment — 0.4%
44	Emerson Electric Co.	2,458
7	Thomas & Betts Corp. (a)	377

		2,835

	Industrial Conglomerates — 3.4%
76	3M Co.	7,237
560	General Electric Co.	10,560
131	Tyco International Ltd., (Switzerland)	6,450

		24,247

	Machinery — 1.4%
6	Donaldson Co., Inc.	346
35	Eaton Corp.	1,806
10	Joy Global, Inc.	943
9	Kennametal, Inc.	363
123	PACCAR, Inc.	6,279

		9,737

	Road & Rail — 2.1%
200	CSX Corp.	5,239
92	Norfolk Southern Corp.	6,879
24	Union Pacific Corp.	2,547

		14,665

	Total Industrials	79,773

	Information Technology — 16.4%
	Communications Equipment — 1.2%
230	Cisco Systems, Inc.	3,584
6	Harris Corp.	289
32	Juniper Networks, Inc. (a)	1,005
69	QUALCOMM, Inc.	3,924

		8,802

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 5.0%
74	Apple, Inc. (a)	24,974
211	EMC Corp. (a)	5,805
41	NetApp, Inc. (a)	2,143
68	SanDisk Corp. (a)	2,822

		35,744

	Electronic Equipment, Instruments & Components — 1.0%
10	Amphenol Corp., Class A	551
22	Avnet, Inc. (a)	714
168	Corning, Inc.	3,040
84	TE Connectivity Ltd., (Switzerland)	3,080

		7,385

	Internet Software & Services — 0.1%
1	Google, Inc., Class A (a)	354

	IT Services — 3.6%
73	Accenture plc, (Ireland), Class A	4,423
46	Cognizant Technology Solutions Corp., Class A (a)	3,344
61	Genpact Ltd., (Bermuda) (a)	1,051
85	International Business Machines Corp.	14,582
8	MasterCard, Inc., Class A	2,411

		25,811

	Semiconductors & Semiconductor Equipment — 2.3%
128	Applied Materials, Inc.	1,670
111	Broadcom Corp., Class A (a)	3,724
48	Freescale Semiconductor Holdings I Ltd. (a)	888
19	KLA-Tencor Corp.	781
44	Lam Research Corp. (a)	1,962
21	Novellus Systems, Inc. (a)	748
67	Texas Instruments, Inc.	2,213
114	Xilinx, Inc.	4,147

		16,133

	Software — 3.2%
10	Citrix Systems, Inc. (a)	776
472	Microsoft Corp.	12,275
289	Oracle Corp.	9,501

		22,552

	Total Information Technology	116,781

	Materials — 3.7%
	Chemicals — 2.4%
11	Air Products & Chemicals, Inc.	1,051
11	CF Industries Holdings, Inc.	1,502
145	Dow Chemical Co. (The)	5,216
158	E.I. du Pont de Nemours & Co.	8,524

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts )

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Chemicals — Continued
20	Georgia Gulf Corp. (a)	480
8	PPG Industries, Inc.	745

		17,518

	Containers & Packaging — 0.3%
55	Ball Corp.	2,111

	Metals & Mining — 1.0%
339	Alcoa, Inc.	5,375
28	Freeport-McMoRan Copper & Gold, Inc.	1,471

		6,846

	Total Materials	26,475

	Telecommunication Services — 3.9%
	Diversified Telecommunication Services — 2.5%
124	AT&T, Inc.	3,892
58	Frontier Communications Corp.	467
355	Verizon Communications, Inc.	13,217

		17,576

	Wireless Telecommunication Services — 1.4%
29	American Tower Corp., Class A (a)	1,533
74	Crown Castle International Corp. (a)	3,006
1,069	Sprint Nextel Corp. (a)	5,760

		10,299

	Total Telecommunication Services	27,875

	Utilities — 3.4%
	Electric Utilities — 1.6%
58	FirstEnergy Corp.	2,561
90	NextEra Energy, Inc.	5,194
102	Northeast Utilities	3,594

		11,349

	Gas Utilities — 0.6%
52	AGL Resources, Inc.	2,125
29	Oneok, Inc.	2,161

		4,286

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 0.5%
52	AES Corp. (The) (a)	665
79	Constellation Energy Group, Inc.	2,999

		3,664

	Multi-Utilities — 0.7%
107	CenterPoint Energy, Inc.	2,074
53	Sempra Energy	2,803

		4,877

	Total Utilities	24,176

	Total Common Stocks (Cost $602,523)	700,345

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
500	U.S. Treasury Note, 0.625%, 06/30/12 (k) (Cost $502)	502

SHARES
Short-Term Investment — 1.0%
	Investment Company — 1.0%
7,099	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $7,099)	7,099

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
728	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $728)	728

	Total Investments — 99.5% (Cost $610,852)	708,674
	Other Assets in Excess of Liabilities — 0.5%	3,507

	NET ASSETS — 100.0%	$712,181

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
171	E-mini S&P 500	09/16/11	$11,248	$263

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 22.7%
	Hotels, Restaurants & Leisure — 6.8%
19	McDonald’s Corp.	1,621
25	Starwood Hotels & Resorts Worldwide, Inc.	1,377

		2,998

	Internet & Catalog Retail — 9.2%
9	Amazon.com, Inc. (a)	1,877
2	NetFlix, Inc. (a)	604
3	priceline.com, Inc. (a)	1,559

		4,040

	Media — 3.7%
32	DIRECTV, Class A (a)	1,604

	Textiles, Apparel & Luxury Goods — 3.0%
11	Fossil, Inc. (a)	1,311

	Total Consumer Discretionary	9,953

	Energy — 8.3%
	Energy Equipment & Services — 8.3%
23	National Oilwell Varco, Inc.	1,815
21	Schlumberger Ltd.	1,801

	Total Energy	3,616

	Financials — 4.5%
	Consumer Finance — 4.5%
38	Capital One Financial Corp.	1,958

	Health Care — 15.4%
	Biotechnology — 5.5%
7	Biogen Idec, Inc. (a)	749
28	Celgene Corp. (a)	1,672

		2,421

	Health Care Providers & Services — 5.4%
44	Express Scripts, Inc. (a)	2,371

	Pharmaceuticals — 4.5%
10	Allergan, Inc.	826
12	Teva Pharmaceutical Industries Ltd., (Israel), ADR	580
11	Valeant Pharmaceuticals International, Inc., (Canada)	568

		1,974

	Total Health Care	6,766

	Industrials — 13.5%
	Construction & Engineering — 2.4%
16	Fluor Corp.	1,064

	Machinery — 5.4%
12	Cummins, Inc.	1,246

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
12	Parker Hannifin Corp.	1,107

		2,353

	Road & Rail — 5.7%
29	Kansas City Southern (a)	1,731
8	Union Pacific Corp.	789

		2,520

	Total Industrials	5,937

	Information Technology — 31.2%
	Communications Equipment — 7.0%
36	Juniper Networks, Inc. (a)	1,145
34	QUALCOMM, Inc.	1,935

		3,080

	Computers & Peripherals — 15.1%
12	Apple, Inc. (a)	4,038
52	EMC Corp. (a)	1,444
22	NetApp, Inc. (a)	1,152

		6,634

	IT Services — 6.6%
29	Cognizant Technology Solutions
	Corp., Class A (a)	2,120
3	MasterCard, Inc., Class A	755

		2,875

	Semiconductors & Semiconductor Equipment — 2.5%
38	ARM Holdings plc, (United Kingdom), ADR	1,086

	Total Information Technology	13,675

	Materials — 0.8%
	Chemicals — 0.8%
3	CF Industries Holdings, Inc.	354

	Total Common Stocks (Cost $40,551)	42,259

Short-Term Investment — 4.8%
	Investment Company — 4.8%
2,119	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $2,119)	2,119

	Total Investments — 101.2% (Cost $42,670)	44,378
	Liabilities in Excess of Other Assets — (1.2)%	(530)

	NET ASSETS — 100.0%	$43,848

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 14.2%
	Auto Components — 0.7%
105	Gentex Corp.	3,177

	Distributors — 0.8%
67	Genuine Parts Co.	3,645

	Hotels, Restaurants & Leisure — 2.3%
80	McDonald’s Corp.	6,763
70	Yum! Brands, Inc.	3,850

		10,613

	Household Durables — 0.9%
60	Tupperware Brands Corp.	4,074

	Media — 4.8%
232	Cinemark Holdings, Inc.	4,811
74	McGraw-Hill Cos., Inc. (The)	3,101
49	Omnicom Group, Inc.	2,345
173	Regal Entertainment Group, Class A	2,134
69	Time Warner Cable, Inc.	5,346
121	Time Warner, Inc.	4,412

		22,149

	Specialty Retail — 3.1%
84	Gap, Inc. (The)	1,515
82	Home Depot, Inc.	2,984
119	Limited Brands, Inc.	4,564
25	Tiffany & Co.	1,932
61	TJX Cos., Inc.	3,204

		14,199

	Textiles, Apparel & Luxury Goods — 1.6%
41	NIKE, Inc., Class B	3,653
34	V.F. Corp.	3,691

		7,344

	Total Consumer Discretionary	65,201

	Consumer Staples — 9.0%
	Beverages — 1.5%
66	Coca-Cola Co. (The)	4,441
61	Dr. Pepper Snapple Group, Inc.	2,541

		6,982

	Food & Staples Retailing — 0.7%
57	Wal-Mart Stores, Inc.	3,045

	Food Products — 2.3%
95	Hershey Co. (The)	5,424
65	JM Smucker Co. (The)	4,999

		10,423

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.6%
29	Colgate-Palmolive Co.	2,491
79	Procter & Gamble Co. (The)	4,990

		7,481

	Tobacco — 2.9%
41	Lorillard, Inc.	4,496
132	Philip Morris International, Inc.	8,841

		13,337

	Total Consumer Staples	41,268

	Energy — 13.2%
	Oil, Gas & Consumable Fuels — 13.2%
137	Chevron Corp.	14,068
147	ConocoPhillips	11,029
63	Energy Transfer Equity LP	2,837
90	EQT Corp.	4,748
101	Exxon Mobil Corp.	8,211
25	Kinder Morgan, Inc. (c)	730
42	Marathon Oil Corp.	2,191
81	NuStar GP Holdings LLC	2,902
37	Occidental Petroleum Corp.	3,860
86	Spectra Energy Corp.	2,354
120	Teekay Corp., (Canada)	3,706
128	Williams Cos., Inc. (The)	3,875

	Total Energy	60,511

	Financials — 19.6%
	Capital Markets — 3.4%
17	BlackRock, Inc.	3,184
99	Northern Trust Corp.	4,564
84	T. Rowe Price Group, Inc.	5,038
74	W.P. Carey & Co. LLC	3,011

		15,797

	Commercial Banks — 5.9%
118	BB&T Corp.	3,175
65	M&T Bank Corp.	5,743
180	U.S. Bancorp	4,592
486	Wells Fargo & Co.	13,623

		27,133

	Consumer Finance — 1.5%
134	American Express Co.	6,918

	Insurance — 4.9%
81	Chubb Corp.	5,040
74	Cincinnati Financial Corp.	2,168
171	Old Republic International Corp.	2,012

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
99	OneBeacon Insurance Group Ltd., Class A	1,327
96	Travelers Cos., Inc. (The)	5,622
116	Validus Holdings Ltd., (Bermuda)	3,603
131	XL Group plc, (Ireland)	2,875

		22,647

	Real Estate Investment Trusts (REITs) — 3.4%
78	Acadia Realty Trust	1,584
70	Agree Realty Corp.	1,572
38	Alexandria Real Estate Equities, Inc.	2,911
63	National Health Investors, Inc.	2,817
20	Public Storage	2,280
96	Regency Centers Corp.	4,230

		15,394

	Thrifts & Mortgage Finance — 0.5%
45	Capitol Federal Financial, Inc.	526
142	People’s United Financial, Inc.	1,912

		2,438

	Total Financials	90,327

	Health Care — 10.6%
	Health Care Equipment & Supplies — 2.3%
49	Baxter International, Inc.	2,949
49	Becton, Dickinson & Co.	4,248
66	Covidien plc, (Ireland)	3,486

		10,683

	Health Care Providers & Services — 1.0%
159	Lincare Holdings, Inc.	4,651

	Pharmaceuticals — 7.3%
31	Abbott Laboratories	1,647
125	Johnson & Johnson	8,322
301	Merck & Co., Inc.	10,626
618	Pfizer, Inc.	12,735

		33,330

	Total Health Care	48,664

	Industrials — 10.8%
	Aerospace & Defense — 2.4%
85	Honeywell International, Inc.	5,035
69	United Technologies Corp.	6,081

		11,116

	Air Freight & Logistics — 0.6%
41	United Parcel Service, Inc., Class B	3,005

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.7%
110	Republic Services, Inc.	3,394

	Electrical Equipment — 0.6%
46	Emerson Electric Co.	2,604

	Industrial Conglomerates — 1.4%
66	3M Co.	6,298

	Machinery — 2.3%
27	Deere & Co.	2,243
70	Illinois Tool Works, Inc.	3,937
74	Snap-On, Inc.	4,592

		10,772

	Marine — 0.7%
209	Seaspan Corp., (Hong Kong)	3,055

	Road & Rail — 0.7%
43	Norfolk Southern Corp.	3,231

	Trading Companies & Distributors — 1.4%
21	W.W. Grainger, Inc. (c)	3,227
46	Watsco, Inc.	3,093

		6,320

	Total Industrials	49,795

	Information Technology — 6.3%
	Electronic Equipment, Instruments & Components — 0.5%
79	Molex, Inc. (c)	2,036

	IT Services — 1.6%
61	Automatic Data Processing, Inc.	3,219
24	International Business Machines Corp.	4,083

		7,302

	Semiconductors & Semiconductor Equipment — 2.9%
87	Analog Devices, Inc.	3,405
143	Intel Corp.	3,165
80	KLA-Tencor Corp.	3,226
100	Xilinx, Inc.	3,643

		13,439

	Software — 1.3%
233	Microsoft Corp.	6,045

	Total Information Technology	28,822

	Materials — 5.4%
	Chemicals — 4.6%
46	Air Products & Chemicals, Inc.	4,406
116	E.I. du Pont de Nemours & Co.	6,286
55	PPG Industries, Inc.	5,002
59	Scotts Miracle-Gro Co. (The), Class A	3,038

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Chemicals — Continued
28	Sherwin-Williams Co. (The)	2,315

		21,047

	Containers & Packaging — 0.8%
57	Greif, Inc., Class A	3,713

	Total Materials	24,760

	Telecommunication Services — 3.6%
	Diversified Telecommunication Services — 3.6%
140	AT&T, Inc.	4,391
106	CenturyLink, Inc.	4,294
212	Verizon Communications, Inc.	7,900

	Total Telecommunication Services	16,585

	Utilities — 5.6%
	Electric Utilities — 2.7%
44	Edison International	1,705
57	NextEra Energy, Inc.	3,275
103	Northeast Utilities	3,626
97	Southern Co.	3,901

		12,507

	Gas Utilities — 0.9%
60	Oneok, Inc.	4,404

	Multi-Utilities — 1.8%
199	CMS Energy Corp. (c)	3,914
80	Sempra Energy	4,252

		8,166

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.2%
29	American Water Works Co., Inc.	864

	Total Utilities	25,941

	Total Common Stocks (Cost $367,762)	451,874

Short-Term Investment — 1.7%
	Investment Company — 1.7%
7,624	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $7,624)	7,624

Investment of Cash Collateral for Securities on Loan — 0.7%
	Investment Company — 0.7%
3,339	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $3,339)	3,339

	Total Investments — 100.7% (Cost $378,725)	462,837
	Liabilities in Excess of Other Assets — (0.7)%	(3,159)

	NET ASSETS — 100.0%	$459,678

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 15.0%
	Hotels, Restaurants & Leisure — 2.0%
33	McDonald’s Corp.	2,757
69	Yum! Brands, Inc.	3,817

		6,574

	Household Durables — 1.1%
54	Fortune Brands, Inc.	3,444

	Internet & Catalog Retail — 0.7%
79	Expedia, Inc.	2,290

	Media — 5.3%
139	Comcast Corp., Class A	3,512
156	Gannett Co., Inc.	2,227
50	McGraw-Hill Cos., Inc. (The)	2,083
72	Omnicom Group, Inc.	3,487
83	Time Warner, Inc.	3,004
67	Walt Disney Co. (The)	2,619

		16,932

	Specialty Retail — 4.3%
10	AutoZone, Inc. (a)	2,801
64	Gap, Inc. (The)	1,153
111	Home Depot, Inc.	4,002
36	Tiffany & Co.	2,819
59	TJX Cos., Inc.	3,115

		13,890

	Textiles, Apparel & Luxury Goods — 1.6%
32	NIKE, Inc., Class B	2,916
21	V.F. Corp.	2,247

		5,163

	Total Consumer Discretionary	48,293

	Consumer Staples — 5.8%
	Food & Staples Retailing — 2.4%
95	Walgreen Co.	4,029
73	Wal-Mart Stores, Inc.	3,901

		7,930

	Food Products — 1.1%
45	JM Smucker Co. (The)	3,439

	Household Products — 1.0%
50	Procter & Gamble Co. (The)	3,150

	Tobacco — 1.3%
64	Philip Morris International, Inc.	4,266

	Total Consumer Staples	18,785

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 15.4%
	Oil, Gas & Consumable Fuels — 15.4%
75	Chevron Corp.	7,667
105	ConocoPhillips	7,878
118	Devon Energy Corp.	9,323
77	El Paso Corp.	1,563
30	Energen Corp.	1,667
76	EQT Corp.	4,007
99	Exxon Mobil Corp.	8,064
60	Marathon Oil Corp.	3,182
81	Teekay Corp., (Canada)	2,514
121	Williams Cos., Inc. (The)	3,654

	Total Energy	49,519

	Financials — 26.1%
	Capital Markets — 5.6%
23	Affiliated Managers Group, Inc. (a)	2,293
108	Charles Schwab Corp. (The)	1,770
18	Goldman Sachs Group, Inc. (The)	2,396
133	Invesco Ltd.	3,117
61	Northern Trust Corp.	2,785
92	T. Rowe Price Group, Inc.	5,575

		17,936

	Commercial Banks — 6.7%
73	BB&T Corp.	1,962
35	M&T Bank Corp.	3,043
260	U.S. Bancorp	6,620
353	Wells Fargo & Co.	9,895

		21,520

	Consumer Finance — 2.0%
122	American Express Co.	6,328

	Diversified Financial Services — 3.8%
269	Bank of America Corp.	2,953
148	Citigroup, Inc.	6,182
10	CME Group, Inc.	3,003

		12,138

	Insurance — 5.2%
52	Arch Capital Group Ltd., (Bermuda) (a)	1,647
84	Hartford Financial Services Group, Inc.	2,223
69	Loews Corp.	2,896
65	Prudential Financial, Inc.	4,133
43	Transatlantic Holdings, Inc.	2,083
55	Validus Holdings Ltd., (Bermuda)	1,713
89	XL Group plc, (Ireland)	1,954

		16,649

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Management & Development — 2.4%
138	Brookfield Asset Management, Inc.,
	(Canada), Class A	4,574
170	Brookfield Office Properties, Inc.	3,280

		7,854

	Thrifts & Mortgage Finance — 0.4%
93	People’s United Financial, Inc.	1,248

	Total Financials	83,673

	Health Care — 9.3%
	Health Care Equipment & Supplies — 2.2%
38	Baxter International, Inc.	2,262
20	Becton, Dickinson & Co.	1,706
55	Covidien plc, (Ireland)	2,924

		6,892

	Health Care Providers & Services — 2.4%
150	Lincare Holdings, Inc.	4,388
65	UnitedHealth Group, Inc.	3,363

		7,751

	Pharmaceuticals — 4.7%
28	Abbott Laboratories	1,489
57	Johnson & Johnson	3,772
124	Merck & Co., Inc.	4,361
272	Pfizer, Inc.	5,611

		15,233

	Total Health Care	29,876

	Industrials — 10.8%
	Aerospace & Defense — 4.1%
71	Honeywell International, Inc.	4,219
23	L-3 Communications Holdings, Inc.	1,976
78	United Technologies Corp.	6,869

		13,064

	Electrical Equipment — 1.6%
40	Cooper Industries plc	2,369
51	Emerson Electric Co.	2,863

		5,232

	Industrial Conglomerates — 3.3%
37	3M Co.	3,538
363	General Electric Co.	6,850

		10,388

	Machinery — 1.8%
15	Caterpillar, Inc.	1,618

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
84	PACCAR, Inc.	4,266

		5,884

	Total Industrials	34,568

	Information Technology — 7.8%
	Communications Equipment — 1.7%
117	Cisco Systems, Inc.	1,829
64	QUALCOMM, Inc.	3,618

		5,447

	Computers & Peripherals — 2.2%
17	Apple, Inc. (a)	5,606
42	Hewlett-Packard Co.	1,540

		7,146

	Internet Software & Services — 0.5%
96	Yahoo!, Inc. (a)	1,450

	IT Services — 1.0%
19	International Business Machines Corp.	3,242

	Software — 2.4%
295	Microsoft Corp.	7,667

	Total Information Technology	24,952

	Materials — 2.7%
	Chemicals — 2.0%
58	Dow Chemical Co. (The)	2,092
81	E.I. du Pont de Nemours & Co.	4,389

		6,481

	Containers & Packaging — 0.7%
60	Bemis Co., Inc.	2,040

	Total Materials	8,521

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
79	AT&T, Inc.	2,472
140	Verizon Communications, Inc.	5,194

	Total Telecommunication Services	7,666

	Utilities — 1.4%
	Multi-Utilities — 1.4%
149	CMS Energy Corp.	2,930
30	Sempra Energy	1,560

	Total Utilities	4,490

	Total Common Stocks (Cost $225,007)	310,343

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.4%
	Investment Company — 3.4%
10,780	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $10,780)	10,780

	Total Investments — 100.1% (Cost $235,787)	321,123
	Liabilities in Excess of Other Assets — (0.1)%	(264)

	NET ASSETS — 100.0%	$320,859

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.8%
	Consumer Discretionary — 18.9%
	Auto Components — 2.6%
465	BorgWarner, Inc. (a)	37,527
285	Johnson Controls, Inc.	11,873

		49,400

	Hotels, Restaurants & Leisure — 3.1%
444	McDonald’s Corp.	37,430
159	Wynn Resorts Ltd.	22,851

		60,281

	Internet & Catalog Retail — 6.1%
385	Amazon.com, Inc. (a)	78,696
50	NetFlix, Inc. (a)	13,056
49	priceline.com, Inc. (a)	24,828

		116,580

	Media — 1.9%
736	DIRECTV, Class A (a)	37,421

	Multiline Retail — 1.1%
322	Dollar Tree, Inc. (a)	21,452

	Specialty Retail — 1.3%
385	O’Reilly Automotive, Inc. (a)	25,202

	Textiles, Apparel & Luxury Goods — 2.8%
189	Fossil, Inc. (a)	22,261
233	Polo Ralph Lauren Corp.	30,938

		53,199

	Total Consumer Discretionary	363,535

	Consumer Staples — 4.8%
	Beverages — 1.4%
412	Coca-Cola Co. (The)	27,744

	Personal Products — 1.6%
291	Estee Lauder Cos., Inc. (The), Class A	30,568

	Tobacco — 1.8%
511	Philip Morris International, Inc.	34,147

	Total Consumer Staples	92,459

	Energy — 9.2%
	Energy Equipment & Services — 2.9%
439	FMC Technologies, Inc. (a)	19,649
275	National Oilwell Varco, Inc.	21,506
162	Schlumberger Ltd.	14,004

		55,159

	Oil, Gas & Consumable Fuels — 6.3%
282	Concho Resources, Inc. (a)	25,893
457	Exxon Mobil Corp.	37,215
367	Occidental Petroleum Corp.	38,141

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
364	Whiting Petroleum Corp. (a)	20,715

		121,964

	Total Energy	177,123

	Financials — 1.0%
	Capital Markets — 1.0%
327	T. Rowe Price Group, Inc.	19,713

	Health Care — 12.7%
	Biotechnology — 4.0%
621	Alexion Pharmaceuticals, Inc. (a)	29,224
295	Biogen Idec, Inc. (a)	31,531
68	Celgene Corp. (a)	4,114
290	Dendreon Corp. (a)	11,432

		76,301

	Health Care Equipment & Supplies — 1.4%
171	Edwards Lifesciences Corp. (a)	14,881
33	Intuitive Surgical, Inc. (a)	12,280

		27,161

	Health Care Providers & Services — 1.9%
697	Express Scripts, Inc. (a)	37,610

	Health Care Technology — 0.8%
242	Cerner Corp. (a) (c)	14,801

	Life Sciences Tools & Services — 1.1%
287	Illumina, Inc. (a)	21,568

	Pharmaceuticals — 3.5%
449	Allergan, Inc.	37,337
240	Novo Nordisk A/S, (Denmark), ADR	30,055

		67,392

	Total Health Care	244,833

	Industrials — 12.8%
	Aerospace & Defense — 2.5%
247	Goodrich Corp.	23,541
150	Precision Castparts Corp.	24,697

		48,238

	Air Freight & Logistics — 0.8%
189	C.H. Robinson Worldwide, Inc.	14,924

	Machinery — 6.1%
320	Caterpillar, Inc.	34,089
358	Cummins, Inc.	37,039
309	Deere & Co.	25,485
224	Joy Global, Inc.	21,372

		117,985

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Road & Rail — 1.6%
297	Union Pacific Corp.	31,007

	Trading Companies & Distributors — 1.8%
227	W.W. Grainger, Inc.	34,848

	Total Industrials	247,002

	Information Technology — 30.7%
	Communications Equipment — 2.0%
61	F5 Networks, Inc. (a)	6,681
569	QUALCOMM, Inc.	32,319

		39,000

	Computers & Peripherals — 8.8%
377	Apple, Inc. (a)	126,638
628	EMC Corp. (a)	17,291
491	NetApp, Inc. (a)	25,936

		169,865

	Electronic Equipment, Instruments & Components — 1.1%
381	Amphenol Corp., Class A	20,549

	Internet Software & Services — 1.5%
95	Baidu, Inc., (China), ADR (a)	13,368
32	Google, Inc., Class A (a)	16,192

		29,560

	IT Services — 6.7%
736	Cognizant Technology Solutions Corp., Class A (a)	53,971
367	International Business Machines Corp.	62,904
38	MasterCard, Inc., Class A	11,300

		128,175

	Semiconductors & Semiconductor Equipment — 2.0%
438	Altera Corp.	20,283
660	ARM Holdings plc, (United Kingdom), ADR	18,752

		39,035

	Software — 8.6%
224	Citrix Systems, Inc. (a)	17,920
167	FactSet Research Systems, Inc.	17,077
347	Intuit, Inc. (a)	18,016
1,046	Oracle Corp.	34,416
371	Red Hat, Inc. (a)	17,034

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
314	Rovi Corp. (a)	17,982
215	Salesforce.com, Inc. (a)	32,016
109	VMware, Inc., Class A (a)	10,965

		165,426

	Total Information Technology	591,610

	Materials — 3.7%
	Chemicals — 2.5%
78	CF Industries Holdings, Inc.	11,036
242	Praxair, Inc.	26,198
128	Sherwin-Williams Co. (The)	10,718

		47,952

	Metals & Mining — 1.2%
432	Freeport-McMoRan Copper & Gold, Inc.	22,853

	Total Materials	70,805

	Total Common Stocks (Cost $1,745,118)	1,807,080

Preferred Stock — 0.9%
	Consumer Staples — 0.9%
	Beverages — 0.9%
508	Cia de Bebidas das Americas, (Brazil), ADR (Cost $15,854)	17,142

Short-Term Investment — 3.9%
	Investment Company — 3.9%
74,802	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $74,802)	74,802

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
747	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $747)	747

	Total Investments — 98.6% (Cost $1,836,521)	1,899,771
	Other Assets in Excess of Liabilities — 1.4%	26,228

	NET ASSETS — 100.0%	$1,925,999

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 100.1%
		Consumer Discretionary — 10.8%
		Auto Components — 1.6%
165		Johnson Controls, Inc.	6,879
68		TRW Automotive Holdings Corp. (a)	3,995

			10,874

		Automobiles — 0.9%
201		General Motors Co. (a)	6,117

		Hotels, Restaurants & Leisure — 0.5%
87		Carnival Corp.	3,271

		Household Durables — 0.0% (g)
2		Lennar Corp., Class A	35

		Media — 6.0%
295		CBS Corp. (Non-Voting), Class B	8,408
132		DIRECTV, Class A (a)	6,714
122		Gannett Co., Inc.	1,753
46		Time Warner Cable, Inc.	3,581
256		Time Warner, Inc.	9,311
265		Walt Disney Co. (The)	10,340

			40,107

		Multiline Retail — 1.0%
70		Kohl’s Corp.	3,518
69		Target Corp.	3,233

			6,751

		Specialty Retail — 0.8%
—	(h)	AutoZone, Inc. (a)	35
89		Bed Bath & Beyond, Inc. (a)	5,172
4		Lowe’s Cos., Inc.	84

			5,291

		Total Consumer Discretionary	72,446

		Consumer Staples — 3.6%
		Beverages — 0.5%
49		Coca-Cola Co. (The)	3,293

		Food & Staples Retailing — 1.5%
273		CVS Caremark Corp.	10,261

		Household Products — 1.6%
—	(h)	Colgate-Palmolive Co.	27
167		Procter & Gamble Co. (The)	10,603

			10,630

		Total Consumer Staples	24,184

		Energy — 13.4%
		Energy Equipment & Services — 1.2%
68		Baker Hughes, Inc.	4,925
61		Halliburton Co.	3,106

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
1	Schlumberger Ltd.	84

		8,115

	Oil, Gas & Consumable Fuels — 12.2%
100	Anadarko Petroleum Corp.	7,678
55	Apache Corp.	6,762
228	Chevron Corp.	23,486
196	ConocoPhillips	14,767
83	Devon Energy Corp.	6,509
30	EOG Resources, Inc.	3,162
1	Exxon Mobil Corp.	94
82	Marathon Oil Corp.	4,295
84	Occidental Petroleum Corp.	8,752
190	Williams Cos., Inc. (The)	5,733

		81,238

	Total Energy	89,353

	Financials — 26.4%
	Capital Markets — 4.4%
73	Goldman Sachs Group, Inc. (The)	9,671
322	Morgan Stanley	7,406
214	State Street Corp.	9,629
131	TD Ameritrade Holding Corp.	2,565

		29,271

	Commercial Banks — 6.1%
180	BB&T Corp.	4,837
2	Comerica, Inc.	56
214	Fifth Third Bancorp	2,730
8	Huntington Bancshares, Inc.	54
296	U.S. Bancorp	7,560
809	Wells Fargo & Co.	22,709
112	Zions Bancorp	2,689

		40,635

	Consumer Finance — 1.5%
132	Capital One Financial Corp.	6,807
310	Imperial Holdings, Inc. (a)	3,151

		9,958

	Diversified Financial Services — 6.1%
979	Bank of America Corp.	10,728
539	Citigroup, Inc.	22,454
2	CME Group, Inc.	671
478	KKR Financial Holdings LLC	4,688
136	North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	2,306

		40,847

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — 7.4%
143	ACE Ltd., (Switzerland)	9,415
212	Aflac, Inc. (m)	9,897
1	Berkshire Hathaway, Inc., Class B (a)	41
39	Everest Re Group Ltd., (Bermuda)	3,212
306	MetLife, Inc.	13,418
209	Prudential Financial, Inc.	13,273
1	RenaissanceRe Holdings Ltd., (Bermuda)	35

		49,291

	Real Estate Investment Trusts (REITs) — 0.9%
340	Annaly Capital Management, Inc.	6,136
1	HCP, Inc.	43

		6,179

	Total Financials	176,181

	Health Care — 14.5%
	Biotechnology — 1.8%
67	Biogen Idec, Inc. (a)	7,167
81	Celgene Corp. (a)	4,862

		12,029

	Health Care Equipment & Supplies — 2.0%
25	Becton, Dickinson & Co.	2,138
168	Covidien plc, (Ireland)	8,919
46	St. Jude Medical, Inc.	2,182

		13,239

	Health Care Providers & Services — 4.3%
42	Humana, Inc.	3,356
64	McKesson Corp.	5,324
257	UnitedHealth Group, Inc.	13,250
88	WellPoint, Inc.	6,913

		28,843

	Pharmaceuticals — 6.4%
114	Abbott Laboratories	6,020
109	Johnson & Johnson	7,232
482	Merck & Co., Inc.	16,994
627	Pfizer, Inc.	12,912

		43,158

	Total Health Care	97,269

	Industrials — 9.0%
	Aerospace & Defense — 1.1%
59	Honeywell International, Inc.	3,509
42	United Technologies Corp.	3,761

		7,270

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.6%
58	Fluor Corp.	3,742

	Industrial Conglomerates — 2.6%
40	3M Co.	3,833
407	General Electric Co.	7,673
126	Tyco International Ltd., (Switzerland)	6,230

		17,736

	Machinery — 2.4%
92	Eaton Corp.	4,728
20	Joy Global, Inc.	1,864
69	Navistar International Corp. (a)	3,881
61	Parker Hannifin Corp.	5,493

		15,966

	Road & Rail — 2.3%
169	Hertz Global Holdings, Inc. (a)	2,683
130	Norfolk Southern Corp.	9,733
32	Union Pacific Corp.	3,311

		15,727

	Total Industrials	60,441

	Information Technology — 12.0%
	Communications Equipment — 1.4%
391	Cisco Systems, Inc.	6,105
52	Motorola Mobility Holdings, Inc. (a)	1,154
35	QUALCOMM, Inc.	1,965

		9,224

	Computers & Peripherals — 2.2%
15	Apple, Inc. (a)	5,099
258	Hewlett-Packard Co.	9,373

		14,472

	Electronic Equipment, Instruments & Components — 2.0%
61	Arrow Electronics, Inc. (a)	2,523
90	Avnet, Inc. (a)	2,863
103	Corning, Inc.	1,869
124	Ingram Micro, Inc., Class A (a)	2,250
108	TE Connectivity Ltd., (Switzerland)	3,954

		13,459

	IT Services — 1.6%
29	Accenture plc, (Ireland), Class A	1,728
35	Global Payments, Inc.	1,764
13	MasterCard, Inc., Class A	3,999
151	Western Union Co. (The)	3,032

		10,523

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 3.3%
122	Broadcom Corp., Class A (a)	4,114
102	Freescale Semiconductor Holdings I Ltd. (a) (c)	1,872
298	Intel Corp.	6,613
61	Lam Research Corp. (a)	2,684
241	Micron Technology, Inc. (a)	1,802
1	Novellus Systems, Inc. (a)	18
140	Xilinx, Inc.	5,101

		22,204

	Software — 1.5%
52	Adobe Systems, Inc. (a)	1,629
325	Microsoft Corp.	8,452

		10,081

	Total Information Technology	79,963

	Materials — 3.7%
	Chemicals — 2.1%
160	Dow Chemical Co. (The)	5,764
152	E.I. du Pont de Nemours & Co.	8,206

		13,970

	Containers & Packaging — 0.8%
67	Ball Corp.	2,592
69	Crown Holdings, Inc. (a)	2,659

		5,251

	Metals & Mining — 0.8%
332	Alcoa, Inc.	5,266

	Total Materials	24,487

	Telecommunication Services — 3.6%
	Diversified Telecommunication Services — 2.4%
434	Verizon Communications, Inc.	16,146

	Wireless Telecommunication Services — 1.2%
1,442	Sprint Nextel Corp. (a)	7,772

	Total Telecommunication Services	23,918

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.1%
	Electric Utilities — 1.5%
1	FirstEnergy Corp.	64
111	NextEra Energy, Inc.	6,383
217	NV Energy, Inc.	3,333

		9,780

	Gas Utilities — 0.1%
13	Oneok, Inc.	928

	Multi-Utilities — 0.8%
86	CenterPoint Energy, Inc.	1,654
72	Sempra Energy	3,833

		5,487

	Water Utilities — 0.7%
151	American Water Works Co., Inc.	4,446

	Total Utilities	20,641

	Total Common Stocks (Cost $542,127)	668,883

Short-Term Investment — 0.1%
	Investment Company — 0.1%
527	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $527)	527

Investment of Cash Collateral for Securities on Loan — 0.3%
	Investment Company — 0.3%
1,765	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $1,765)	1,765

	Total Investments — 100.5% (Cost $544,419)	671,175
	Liabilities in Excess of Other Assets — (0.5)%	(3,351)

	NET ASSETS — 100.0%	$667,824

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 13.3%
	Auto Components — 1.7%
119	BorgWarner, Inc. (a)	9,587
1,701	Johnson Controls, Inc.	70,849
41	TRW Automotive Holdings Corp. (a)	2,408

		82,844

	Automobiles — 1.0%
1,560	General Motors Co. (a)	47,364

	Diversified Consumer Services — 0.2%
101	ITT Educational Services, Inc. (a)	7,871

	Hotels, Restaurants & Leisure — 1.7%
912	Carnival Corp.	34,337
46	Darden Restaurants, Inc.	2,285
113	McDonald’s Corp.	9,569
60	Starwood Hotels & Resorts Worldwide, Inc. (c)	3,372
41	Wynn Resorts Ltd.	5,815
496	Yum! Brands, Inc.	27,385

		82,763

	Household Durables — 0.4%
425	Lennar Corp., Class A	7,707
15	NVR, Inc. (a) (c)	10,936

		18,643

	Internet & Catalog Retail — 1.8%
388	Amazon.com, Inc. (a)	79,363
12	NetFlix, Inc. (a) (c)	3,252
12	priceline.com, Inc. (a)	6,317

		88,932

	Leisure Equipment & Products — 0.1%
131	Mattel, Inc.	3,607

	Media — 3.9%
870	CBS Corp. (Non-Voting), Class B	24,793
816	Comcast Corp., Class A	20,690
293	DIRECTV, Class A (a)	14,887
502	Gannett Co., Inc.	7,195
2,804	Time Warner, Inc.	101,974
540	Walt Disney Co. (The)	21,062

		190,601

	Multiline Retail — 0.5%
81	Dollar Tree, Inc. (a)	5,424
145	Kohl’s Corp.	7,240
224	Target Corp.	10,511

		23,175

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 1.4%
49	AutoZone, Inc. (a)	14,409
54	Bed Bath & Beyond, Inc. (a)	3,146
619	Home Depot, Inc.	22,425
780	Lowe’s Cos., Inc.	18,191
98	O’Reilly Automotive, Inc. (a)	6,405
164	Staples, Inc.	2,584

		67,160

	Textiles, Apparel & Luxury Goods — 0.6%
218	Coach, Inc.	13,963
49	Fossil, Inc. (a)	5,740
8	NIKE, Inc., Class B	679
60	Polo Ralph Lauren Corp.	7,951
17	V.F. Corp.	1,813

		30,146

	Total Consumer Discretionary	643,106

	Consumer Staples — 7.3%
	Beverages — 2.6%
1,295	Coca-Cola Co. (The)	87,158
14	Dr. Pepper Snapple Group, Inc.	604
548	PepsiCo, Inc.	38,585

		126,347

	Food & Staples Retailing — 0.9%
466	CVS Caremark Corp.	17,519
481	Sysco Corp.	14,989
197	Wal-Mart Stores, Inc.	10,492

		43,000

	Food Products — 1.0%
612	Campbell Soup Co.	21,160
576	General Mills, Inc.	21,421
103	Kellogg Co.	5,712

		48,293

	Household Products — 2.4%
331	Colgate-Palmolive Co.	28,950
1,415	Procter & Gamble Co. (The)	89,965

		118,915

	Personal Products — 0.2%
74	Estee Lauder Cos., Inc. (The), Class A	7,813

	Tobacco — 0.2%
132	Philip Morris International, Inc.	8,818

	Total Consumer Staples	353,186

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy — 12.9%
	Energy Equipment & Services — 3.0%
122	Baker Hughes, Inc.	8,852
201	Cameron International Corp. (a)	10,099
116	FMC Technologies, Inc. (a)	5,196
134	Halliburton Co.	6,833
214	National Oilwell Varco, Inc.	16,748
1,109	Schlumberger Ltd.	95,793

		143,521

	Oil, Gas & Consumable Fuels — 9.9%
59	Anadarko Petroleum Corp.	4,552
168	Apache Corp.	20,769
1,006	Chevron Corp.	103,470
72	Concho Resources, Inc. (a)	6,639
646	ConocoPhillips	48,597
375	Devon Energy Corp.	29,587
441	EOG Resources, Inc.	46,071
1,217	Exxon Mobil Corp.	99,034
48	Marathon Oil Corp.	2,534
20	Noble Energy, Inc.	1,785
722	Occidental Petroleum Corp.	75,113
269	Southwestern Energy Co. (a)	11,528
93	Whiting Petroleum Corp. (a)	5,314
739	Williams Cos., Inc. (The)	22,359

		477,352

	Total Energy	620,873

	Financials — 13.3%
	Capital Markets — 2.8%
373	Goldman Sachs Group, Inc. (The)	49,686
569	Invesco Ltd.	13,322
1,494	Morgan Stanley	34,381
558	State Street Corp.	25,154
83	T. Rowe Price Group, Inc.	4,998
263	TD Ameritrade Holding Corp.	5,140

		132,681

	Commercial Banks — 2.9%
303	BB&T Corp.	8,136
943	Fifth Third Bancorp	12,024
154	Huntington Bancshares, Inc.	1,009
88	SVB Financial Group (a) (c)	5,281
527	U.S. Bancorp	13,443
3,381	Wells Fargo & Co.	94,858
232	Zions Bancorp	5,576

		140,327

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — 0.6%
417	American Express Co.	21,565
79	Capital One Financial Corp.	4,074
187	Imperial Holdings, Inc. (a)	1,897

		27,536

	Diversified Financial Services — 3.2%
5,020	Bank of America Corp.	55,023
1,827	Citigroup, Inc.	76,080
29	CME Group, Inc.	8,526
100	IntercontinentalExchange, Inc. (a)	12,426
372	KKR Financial Holdings LLC	3,651

		155,706

	Insurance — 3.4%
444	ACE Ltd., (Switzerland)	29,231
493	Aflac, Inc. (m)	23,001
71	Axis Capital Holdings Ltd., (Bermuda)	2,196
113	Berkshire Hathaway, Inc., Class B (a)	8,751
78	Everest Re Group Ltd., (Bermuda)	6,355
240	First American Financial Corp.	3,761
928	MetLife, Inc.	40,716
597	Prudential Financial, Inc.	37,958
88	RenaissanceRe Holdings Ltd., (Bermuda)	6,165
205	XL Group plc, (Ireland)	4,504

		162,638

	Real Estate Investment Trusts (REITs) — 0.4%
163	Annaly Capital Management, Inc.	2,931
436	HCP, Inc.	16,009
32	ProLogis, Inc.	1,136
27	Regency Centers Corp.	1,189

		21,265

	Total Financials	640,153

	Health Care — 13.1%
	Biotechnology — 2.6%
159	Alexion Pharmaceuticals, Inc. (a)	7,459
543	Biogen Idec, Inc. (a)	58,030
695	Celgene Corp. (a)	41,939
467	Dendreon Corp. (a)	18,419

		125,847

	Health Care Equipment & Supplies — 1.9%
257	Becton, Dickinson & Co.	22,119
808	Covidien plc, (Ireland)	42,996
43	Edwards Lifesciences Corp. (a)	3,743
8	Intuitive Surgical, Inc. (a)	3,074

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
421	St. Jude Medical, Inc.	20,094

		92,026

	Health Care Providers & Services — 2.8%
466	Cardinal Health, Inc.	21,145
168	DaVita, Inc. (a)	14,589
179	Express Scripts, Inc. (a)	9,651
265	Humana, Inc.	21,345
199	McKesson Corp.	16,682
780	UnitedHealth Group, Inc.	40,218
148	WellPoint, Inc.	11,635

		135,265

	Health Care Technology — 0.1%
66	Cerner Corp. (a)	4,058

	Life Sciences Tools & Services — 0.2%
73	Illumina, Inc. (a)	5,468
56	Thermo Fisher Scientific, Inc. (a)	3,631

		9,099

	Pharmaceuticals — 5.5%
1,288	Abbott Laboratories	67,791
115	Allergan, Inc.	9,607
613	Johnson & Johnson	40,804
2,514	Merck & Co., Inc.	88,731
188	Mylan, Inc. (a)	4,633
63	Novo Nordisk A/S, (Denmark), ADR	7,855
1,756	Pfizer, Inc.	36,183
247	Teva Pharmaceutical Industries Ltd., (Israel), ADR	11,892

		267,496

	Total Health Care	633,791

	Industrials — 10.1%
	Aerospace & Defense — 2.8%
63	Goodrich Corp.	6,055
710	Honeywell International, Inc.	42,323
38	Precision Castparts Corp.	6,289
926	United Technologies Corp.	81,994

		136,661

	Air Freight & Logistics — 0.1%
49	C.H. Robinson Worldwide, Inc.	3,832

	Construction & Engineering — 0.6%
481	Fluor Corp.	31,096

	Electrical Equipment — 0.4%
314	Emerson Electric Co.	17,679

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.9%
439	3M Co.	41,637
1,012	General Electric Co.	19,091
656	Tyco International Ltd., (Switzerland)	32,405

		93,133

	Machinery — 1.9%
82	Caterpillar, Inc.	8,714
92	Cummins, Inc.	9,521
83	Deere & Co.	6,833
71	Joy Global, Inc.	6,789
1,114	PACCAR, Inc.	56,904
44	Parker Hannifin Corp.	3,906

		92,667

	Road & Rail — 2.2%
840	CSX Corp.	22,036
102	Hertz Global Holdings, Inc. (a)	1,616
637	Norfolk Southern Corp.	47,696
320	Union Pacific Corp.	33,384

		104,732

	Trading Companies & Distributors — 0.2%
58	W.W. Grainger, Inc. (c)	8,896

	Total Industrials	488,696

	Information Technology — 18.6%
	Communications Equipment — 2.4%
3,096	Cisco Systems, Inc.	48,329
15	F5 Networks, Inc. (a)	1,622
720	Juniper Networks, Inc. (a)	22,685
117	Motorola Mobility Holdings, Inc. (a)	2,576
747	QUALCOMM, Inc.	42,430

		117,642

	Computers & Peripherals — 4.9%
588	Apple, Inc. (a)	197,323
302	EMC Corp. (a)	8,322
483	Hewlett-Packard Co.	17,570
125	NetApp, Inc. (a)	6,592
122	SanDisk Corp. (a)	5,053

		234,860

	Electronic Equipment, Instruments & Components — 0.6%
97	Amphenol Corp., Class A	5,215
37	Arrow Electronics, Inc. (a)	1,535
54	Avnet, Inc. (a)	1,728
76	Ingram Micro, Inc., Class A (a)	1,370
563	TE Connectivity Ltd., (Switzerland)	20,690

		30,538

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — 0.5%
28	Baidu, Inc., (China), ADR (a)	3,898
36	Google, Inc., Class A (a)	18,366

		22,264

	IT Services — 3.2%
245	Accenture plc, (Ireland), Class A	14,800
614	Cognizant Technology Solutions Corp., Class A (a)	45,011
500	Genpact Ltd., (Bermuda) (a)	8,626
27	Global Payments, Inc.	1,376
238	International Business Machines Corp.	40,744
85	MasterCard, Inc., Class A	25,720
260	VeriFone Systems, Inc. (a)	11,552
38	Visa, Inc., Class A	3,209
93	Western Union Co. (The)	1,857

		152,895

	Semiconductors & Semiconductor Equipment — 2.7%
106	Altera Corp.	4,928
148	Analog Devices, Inc.	5,802
170	ARM Holdings plc, (United Kingdom), ADR	4,832
976	Broadcom Corp., Class A (a)	32,821
566	Freescale Semiconductor Holdings I Ltd. (a)	10,413
176	Intel Corp.	3,902
112	KLA-Tencor Corp.	4,548
749	Lam Research Corp. (a)	33,162
75	Novellus Systems, Inc. (a)	2,716
829	Xilinx, Inc.	30,246

		133,370

	Software — 4.3%
580	Adobe Systems, Inc. (a)	18,238
154	Citrix Systems, Inc. (a)	12,325
42	FactSet Research Systems, Inc.	4,307
90	Intuit, Inc. (a)	4,654
3,594	Microsoft Corp.	93,446
1,669	Oracle Corp.	54,918
94	Red Hat, Inc. (a)	4,301
79	Rovi Corp. (a)	4,549
55	Salesforce.com, Inc. (a)	8,235
27	VMware, Inc., Class A (a)	2,716

		207,689

	Total Information Technology	899,258

	Materials — 3.8%
	Chemicals — 2.6%
302	Air Products & Chemicals, Inc.	28,857
20	CF Industries Holdings, Inc.	2,835

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
680	Dow Chemical Co. (The)	24,490
991	E.I. du Pont de Nemours & Co.	53,587
265	Georgia Gulf Corp. (a)	6,387
61	Praxair, Inc.	6,644
32	Sherwin-Williams Co. (The)	2,698

		125,498

	Containers & Packaging — 0.2%
41	Ball Corp.	1,558
177	Crown Holdings, Inc. (a)	6,863

		8,421

	Metals & Mining — 1.0%
1,550	Alcoa, Inc.	24,582
425	Freeport-McMoRan Copper & Gold, Inc.	22,461

		47,043

	Total Materials	180,962

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 2.3%
829	AT&T, Inc.	26,051
586	Frontier Communications Corp.	4,732
2,129	Verizon Communications, Inc.	79,271

		110,054

	Wireless Telecommunication Services — 0.9%
65	American Tower Corp., Class A (a)	3,399
7,966	Sprint Nextel Corp. (a)	42,939

		46,338

	Total Telecommunication Services	156,392

	Utilities — 2.7%
	Electric Utilities — 1.5%
311	FirstEnergy Corp.	13,728
633	NextEra Energy, Inc.	36,387
403	Northeast Utilities	14,161
695	NV Energy, Inc.	10,667

		74,943

	Gas Utilities — 0.2%
153	AGL Resources, Inc.	6,216
60	Oneok, Inc.	4,419

		10,635

	Independent Power Producers & Energy Traders — 0.2%
231	Constellation Energy Group, Inc.	8,779

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 0.6%
602	CenterPoint Energy, Inc.	11,641
360	Sempra Energy	19,015

		30,656

	Water Utilities — 0.2%
254	American Water Works Co., Inc.	7,475

	Total Utilities	132,488

	Total Common Stocks (Cost $3,859,488)	4,748,905

Preferred Stock — 0.1%
	Consumer Staples — 0.1%
	Beverages — 0.1%
128	Cia de Bebidas das Americas, (Brazil), ADR (Cost $3,177)	4,314

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
3,200	U.S. Treasury Note, 0.625%, 06/30/12 (k) (m) (Cost $3,213)	3,213

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.2%
	Investment Company — 1.2%
60,008	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $60,008)	60,008

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
7,243	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $7,243)	7,243

	Total Investments — 99.8% (Cost $3,933,129)	4,823,683
	Other Assets in Excess of Liabilities — 0.2%	8,725

	NET ASSETS — 100.0%	$4,832,408

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
564	E-mini S&P 500	09/16/11	$37,097	$1,214

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	39

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Large Cap Value Fund	$2,306	0.3%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$700,847		$42,259		$451,874		$310,343
Investments in affiliates, at value	7,827		2,119		10,963		10,780

Total investment securities, at value	708,674		44,378		462,837		321,123
Cash	—		—		—	(a)	—	(a)
Receivables:
Investment securities sold	3,296		1,045		—		—
Fund shares sold	3,678		—		3,405		91
Interest and dividends	773		9		913		326
Securities lending income	1		—		1		2
Variation margin on futures contracts	65		—		—		—
Prepaid expenses and other assets	18		—		—		2

Total Assets	716,505		45,432		467,156		321,544

LIABILITIES:
Payables:
Dividends	22		—		425		49
Investment securities purchased	3,145		1,243		2,718		—
Collateral for securities lending program	728		—		3,339		—
Fund shares redeemed	153		250		594		156
Accrued liabilities:
Investment advisory fees	138		21		113		102
Administration fees	40		3		32		24
Shareholder servicing fees	13		9		88		64
Distribution fees	—	(a)	—	(a)	63		67
Custodian and accounting fees	31		13		14		8
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)	4		—
Transfer agent fees	—		8		43		139
Other	53		37		45		76

Total Liabilities	4,324		1,584		7,478		685

Net Assets	$712,181		$43,848		$459,678		$320,859

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid in capital	$635,788	$44,065	$375,012	$330,047
Accumulated undistributed (distributions in excess of) net investment income	125	— (a)	(477)	(67)
Accumulated net realized gains (losses)	(21,817)	(1,925)	1,031	(94,457)
Net unrealized appreciation (depreciation)	98,085	1,708	84,112	85,336

Total Net Assets	$712,181	$43,848	$459,678	$320,859

Net Assets:
Class A	$3,399	$103	$217,462	$306,850
Class B	—	—	5,962	4,439
Class C	—	102	28,947	3,837
Class R2	—	—	51	—
Class R5	—	26	2,925	—
Class R6	577,140	—	—	—
Institutional Class	119,152	—	—	—
Select Class	12,490	43,617	204,331	5,733

Total	$712,181	$43,848	$459,678	$320,859

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	202	7	23,177	10,859
Class B	—	—	639	161
Class C	—	7	3,113	146
Class R2	—	—	5	—
Class R5	—	2	308	—
Class R6	34,294	—	—	—
Institutional Class	7,080	—	—	—
Select Class	741	2,794	21,518	195

Net Asset Value:
Class A — Redemption price per share	$16.80	$15.47	$9.38	$28.26
Class B — Offering price per share (b)	—	—	9.33	27.62
Class C — Offering price per share (b)	—	15.21	9.30	26.27
Class R2 — Offering and redemption price per share	—	—	9.38	—
Class R5 — Offering and redemption price per share	—	15.72	9.49	—
Class R6 — Offering and redemption price per share	16.83	—	—	—
Institutional Class — Offering and redemption price per share	16.83	—	—	—
Select Class — Offering and redemption price per share	16.86	15.61	9.50	29.39
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.73	$16.33	$9.90	$29.83

Cost of investments in non-affiliates	$603,025	$40,551	$367,762	$225,007
Cost of investments in affiliates	7,827	2,119	10,963	10,780
Value of securities on loan	706	—	3,306	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund		Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$1,824,222		$668,883	$4,756,432
Investments in affiliates, at value	75,549		2,292	67,251

Total investment securities, at value	1,899,771		671,175	4,823,683
Cash	1		—	3
Receivables:
Investment securities sold	6,605		7,359	29,858
Fund shares sold	34,441		111	18,575
Interest and dividends	1,194		888	4,694
Securities lending income	—	(a)	3	3
Variation margin on futures contracts	—		—	316

Total Assets	1,942,012		679,536	4,877,132

LIABILITIES:
Payables:
Dividends	—		1,748	6,790
Investment securities purchased	11,333		7,349	21,706
Collateral for securities lending program	747		1,765	7,243
Fund shares redeemed	2,220		298	5,924
Accrued liabilities:
Investment advisory fees	705		213	1,283
Administration fees	128		50	342
Shareholder servicing fees	347		125	735
Distribution fees	92		9	127
Custodian and accounting fees	15		16	92
Trustees’ and Chief Compliance Officer’s fees	2		3	3
Other	424		136	479

Total Liabilities	16,013		11,712	44,724

Net Assets	$1,925,999		$667,824	$4,832,408

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid in capital	$1,913,678	$688,751	$4,078,458
Accumulated undistributed (distributions in excess of) net investment income	(37)	236	170
Accumulated net realized gains (losses)	(50,892)	(147,919)	(137,988)
Net unrealized appreciation (depreciation)	63,250	126,756	891,768

Total Net Assets	$1,925,999	$667,824	$4,832,408

Net Assets:
Class A	$328,012	$25,668	$426,536
Class B	18,374	2,336	7,113
Class C	31,181	3,186	57,089
Class R2	626	123	8,533
Class R5	53,668	28,479	153,501
Class R6	30,386	11,006	549,478
Institutional Class	—	—	500,991
Select Class	1,463,752	597,026	3,129,167

Total	$1,925,999	$667,824	$4,832,408

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,657	2,242	40,047
Class B	922	207	677
Class C	1,577	284	5,452
Class R2	28	11	804
Class R5	2,397	2,510	14,393
Class R6	1,356	970	51,489
Institutional Class	—	—	46,982
Select Class	65,616	52,824	293,828

Net Asset Value:
Class A — Redemption price per share	$22.38	$11.45	$10.65
Class B — Offering price per share (b)	19.93	11.28	10.51
Class C — Offering price per share (b)	19.77	11.22	10.47
Class R2 — Offering and redemption price per share	22.24	11.42	10.62
Class R5 — Offering and redemption price per share	22.39	11.34	10.66
Class R6 — Offering and redemption price per share	22.40	11.34	10.67
Institutional Class — Offering and redemption price per share	—	—	10.66
Select Class — Offering and redemption price per share	22.31	11.30	10.65
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.62	$12.08	$11.24

Cost of investments in non-affiliates	$1,760,972	$542,127	$3,865,878
Cost of investments in affiliates	75,549	2,292	67,251
Value of securities on loan	739	1,778	7,105

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2		$—		$—		$—
Dividend income from non-affiliates	9,985		94		9,236		6,905
Dividend income from affiliates	10		1		10		5
Income from securities lending (net)	19		—		21		29
Other income	75		—		33		69

Total investment income	10,091		95		9,300		7,008

EXPENSES:
Investment advisory fees	1,311		103		1,151		1,243
Administration fees	470		15		258		280
Distribution fees:
Class A	5		—	(a)	352		748
Class B	—		—		48		37
Class C	—		1		103		24
Class R2	—		—		—	(a)	—
Shareholder servicing fees:
Class A	5		—	(a)	352		748
Class B	—		—		16		13
Class C	—		—	(a)	34		8
Class R2	—		—		—	(a)	—
Class R5	—		—	(a)	—	(a)	—
Institutional Class	214		—		—		—
Select Class	26		42		316		8
Custodian and accounting fees	75		32		35		22
Interest expense to affiliates	—		—	(a)	—		—
Professional fees	62		56		46		52
Trustees’ and Chief Compliance Officer’s fees	6		—	(a)	3		6
Printing and mailing costs	17		17		43		44
Registration and filing fees	47		—		85		48
Transfer agent fees	29		3		209		446
Other	12		9		11		12

Total expenses	2,279		278		3,062		3,739

Less amounts waived	(211)		(55)		(256)		(11)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)
Less expense reimbursements	—		(56)		—		—

Net expenses	2,068		167		2,806		3,728

Net investment income (loss)	8,023		(72)		6,494		3,280

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	33,642		(1,016)		9,924		7,603
Futures	959		—		—		—

Net realized gain (loss)	34,601		(1,016)		9,924		7,603

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	71,059		1,479		52,533		63,810
Futures	324		—		—		—
Securities sold short	1		—		—		—

Change in net unrealized appreciation (depreciation)	71,384		1,479		52,533		63,810

Net realized/unrealized gains (losses)	105,985		463		62,457		71,413

Change in net assets resulting from operations	$114,008		$391		$68,951		$74,693

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—		$44
Dividend income from non-affiliates	7,884	11,982		67,292
Dividend income from affiliates	64	8		98
Income from securities lending (net)	7	13		107
Other income	292	45		161

Total investment income	8,247	12,048		67,702

EXPENSES:
Investment advisory fees	4,576	2,337		15,166
Administration fees	818	525		3,405
Distribution fees:
Class A	596	62		764
Class B	158	21		60
Class C	124	26		321
Class R2	1	—	(a)	19
Shareholder servicing fees:
Class A	596	62		764
Class B	53	7		20
Class C	41	9		107
Class R2	1	—	(a)	9
Class R5	9	16		121
Institutional Class	—	—		486
Select Class	1,539	1,293		6,191
Custodian and accounting fees	41	47		201
Interest expense to affiliates	— (a)	—	(a)	—	(a)
Professional fees	48	49		119
Trustees’ and Chief Compliance Officer’s fees	10	4		39
Printing and mailing costs	101	34		288
Registration and filing fees	110	73		220
Transfer agent fees	749	279		1,977
Other	30	17		48

Total expenses	9,601	4,861		30,325

Less amounts waived	(611)	(157)		(1,369)
Less earnings credits	— (a)	—	(a)	—	(a)

Net expenses	8,990	4,704		28,956

Net investment income (loss)	(743)	7,344		38,746

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	282,043	25,904		112,623
Futures	—	—		13,989

Net realized gain (loss)	282,043	25,904		126,612

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(44,388)	92,323		685,751
Futures	—	—		6,809

Change in net unrealized appreciation (depreciation)	(44,388)	92,323		692,560

Net realized/unrealized gains (losses)	237,655	118,227		819,172

Change in net assets resulting from operations	$236,912	$125,571		$857,918

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,023	$3,874	$(72)	$(9)
Net realized gain (loss)	34,601	25,654	(1,016)	14
Change in net unrealized appreciation (depreciation)	71,384	(4,027)	1,479	306

Change in net assets resulting from operations	114,008	25,501	391	311

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(24)	(17)	—	—
Class R6 (a)
From net investment income	(4,234)	(638)	—	—
Institutional Class
From net investment income	(3,509)	(3,039)	—	—
Select Class
From net investment income	(130)	(160)	—	—

Total distributions to shareholders	(7,897)	(3,854)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	365,534	(571)	41,156	—

NET ASSETS:
Change in net assets	471,645	21,076	41,547	311
Beginning of period	240,536	219,460	2,301	1,990

End of period	$712,181	$240,536	$43,848	$2,301

Accumulated undistributed (distributions in excess of) net investment income	$125	$66	$— (b)	$—	(b)

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,494	$4,209	$3,280	$4,439
Net realized gain (loss)	9,924	7,495	7,603	2,714
Change in net unrealized appreciation (depreciation)	52,533	14,011	63,810	36,774

Change in net assets resulting from operations	68,951	25,715	74,693	43,927

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,059)	(1,786)	(3,110)	(4,170)
Class B
From net investment income	(110)	(134)	(27)	(59)
Class C
From net investment income	(258)	(88)	(23)	(29)
Class R2 (a)
From net investment income	— (b)	—	—	—
Class R5 (a)
From net investment income	(13)	—	—	—
Select Class
From net investment income	(3,166)	(2,100)	(47)	(27)

Total distributions to shareholders	(6,606)	(4,108)	(3,207)	(4,285)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	216,829	2,769	(26,616)	(27,120)

NET ASSETS:
Change in net assets	279,174	24,376	44,870	12,522
Beginning of period	180,504	156,128	275,989	263,467

End of period	$459,678	$180,504	$320,859	$275,989

Accumulated distributions in excess of net investment income	$(477)	$(221)	$(67)	$(77)

(a)	Commencement of offering of class of shares effective February 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(743)	$(836)	$7,344	$5,492
Net realized gain (loss)	282,043	43,498	25,904	35,181
Change in net unrealized appreciation (depreciation)	(44,388)	59,409	92,323	9,238

Change in net assets resulting from operations	236,912	102,071	125,571	49,911

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(256)	(159)
Class B
From net investment income	—	—	(14)	(10)
Class C
From net investment income	—	—	(18)	(11)
Class R2
From net investment income	—	—	(1)	— (a)
Class R5
From net investment income	—	—	(480)	(123)
Class R6 (b)
From net investment income	—	—	(75)	—
Select Class
From net investment income	—	—	(6,412)	(3,782)

Total distributions to shareholders	—	—	(7,256)	(4,085)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,176,092	(117,359)	92,237	33,835

NET ASSETS:
Change in net assets	1,413,004	(15,288)	210,552	79,661
Beginning of period	512,995	528,283	457,272	377,611

End of period	$1,925,999	$512,995	$667,824	$457,272

Accumulated undistributed (distributions in excess of) net investment income	$(37)	$(36)	$236	$130

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	U.S. Equity Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38,746	$23,894
Net realized gain (loss)	126,612	124,951
Change in net unrealized appreciation (depreciation)	692,560	5,015

Change in net assets resulting from operations	857,918	153,860

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,611)	(1,351)
Class B
From net investment income	(30)	(25)
Class C
From net investment income	(223)	(83)
Class R2
From net investment income	(35)	(2)
Class R5
From net investment income	(2,223)	(1,277)
Class R6 (a)
From net investment income	(3,806)	—
Institutional Class
From net investment income	(5,016)	(4,150)
Select Class
From net investment income	(24,402)	(16,699)

Total distributions to shareholders	(38,346)	(23,587)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,398,645	958,802

NET ASSETS:
Change in net assets	2,218,217	1,089,075
Beginning of period	2,614,191	1,525,116

End of period	$4,832,408	$2,614,191

Accumulated undistributed net investment income	$170	$213

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund			Dynamic Growth Fund
	Year Ended 6/30/2011		Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,001		$429	$—	$—
Dividends and distributions reinvested	22		15	—	—
Cost of shares redeemed	(512)		(96)	—	—

Change in net assets from Class A capital transactions	$1,511		$348	$—	$—

Class R6 (a)
Proceeds from shares issued	$559,938	(b)	$3,115	$—	$—
Dividends and distributions reinvested	4,234		493	—	—
Cost of shares redeemed	(55,165)		(54,178)	—	—

Change in net assets from Class R6 capital transactions	$509,007		$(50,570)	$—	$—

Institutional Class
Proceeds from shares issued	$251,624		$96,299	$—	$—
Dividends and distributions reinvested	3,505		2,945	—	—
Cost of shares redeemed	(401,169	)(b)	(46,438)	—	—

Change in net assets from Institutional Class capital transactions	$(146,040)		$52,806	$—	$—

Select Class
Proceeds from shares issued	$3,717		$391	$43,933	$—
Dividends and distributions reinvested	67		92	—	—
Cost of shares redeemed	(2,728)		(3,638)	(2,777)	—

Change in net assets from Select Class capital transactions	$1,056		$(3,155)	$41,156	$—

Total change in net assets from capital transactions	$365,534		$(571)	$41,156	$—

SHARE TRANSACTIONS:
Class A
Issued	125		31	—	—
Reinvested	1		1	—	—
Redeemed	(33)		(7)	—	—

Change in Class A Shares	93		25	—	—

Class R6 (a)
Issued	34,542	(b)	222	—	—
Reinvested	254		36	—	—
Redeemed	(3,242)		(4,773)	—	—

Change in Class R6 Shares	31,554		(4,515)	—	—

Institutional Class
Issued	16,977		7,113	—	—
Reinvested	223		214	—	—
Redeemed	(24,965	)(b)	(3,276)	—	—

Change in Institutional Class Shares	(7,765)		4,051	—	—

Select Class
Issued	229		29	2,792	—
Reinvested	4		6	—	—
Redeemed	(177)		(261)	(183)	—

Change in Select Class Shares	56		(226)	2,609	—

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 23,446,000 Institutional Shares for 23,446,000 Class R6 Shares. This exchange amounted to approximately $377,010,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$139,727	$19,526	$9,059	$7,546
Dividends and distributions reinvested	2,832	1,646	2,918	3,917
Cost of shares redeemed	(33,330)	(17,326)	(40,745)	(36,624)

Change in net assets from Class A capital transactions	$109,229	$3,846	$(28,768)	$(25,161)

Class B
Proceeds from shares issued	$703	$1,546	$105	$190
Dividends and distributions reinvested	100	123	27	57
Cost of shares redeemed	(3,078)	(4,090)	(1,849)	(2,236)

Change in net assets from Class B capital transactions	$(2,275)	$(2,421)	$(1,717)	$(1,989)

Class C
Proceeds from shares issued	$25,331	$2,940	$1,021	$1,132
Dividends and distributions reinvested	215	78	20	32
Cost of shares redeemed	(4,560)	(1,835)	(702)	(647)

Change in net assets from Class C capital transactions	$20,986	$1,183	$339	$517

Class R2 (a)
Proceeds from shares issued	$50	$—	$—	$—
Dividends and distributions reinvested	— (b)	—	—	—

Change in net assets from Class R2 capital transactions	$50	$—	$—	$—

Class R5 (a)
Proceeds from shares issued	$2,964	$—	$—	$—
Dividends and distributions reinvested	13	—	—	—
Cost of shares redeemed	(26)	—	—	—

Change in net assets from Class R5 capital transactions	$2,951	$—	$—	$—

Select Class
Proceeds from shares issued	$163,037	$45,511	$3,862	$382
Dividends and distributions reinvested	564	237	29	22
Cost of shares redeemed	(77,713)	(45,587)	(361)	(891)

Change in net assets from Select Class capital transactions	$85,888	$161	$3,530	$(487)

Total change in net assets from capital transactions	$216,829	$2,769	$(26,616)	$(27,120)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	15,758	2,583	339	319
Reinvested	320	221	109	166
Redeemed	(3,814)	(2,311)	(1,542)	(1,562)

Change in Class A Shares	12,264	493	(1,094)	(1,077)

Class B
Issued	80	208	4	9
Reinvested	12	17	1	2
Redeemed	(362)	(558)	(71)	(98)

Change in Class B Shares	(270)	(333)	(66)	(87)

Class C
Issued	2,848	391	40	52
Reinvested	24	10	1	2
Redeemed	(529)	(247)	(30)	(31)

Change in Class C Shares	2,343	154	11	23

Class R2 (a)
Issued	5	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R2 Shares	5	—	—	—

Class R5 (a)
Issued	310	—	—	—
Reinvested	1	—	—	—
Redeemed	(3)	—	—	—

Change in Class R5 Shares	308	—	—	—

Select Class
Issued	17,994	5,981	136	16
Reinvested	63	32	1	1
Redeemed	(8,677)	(6,079)	(13)	(40)

Change in Select Class Shares	9,380	(66)	124	(23)

(a)	Commencement of offering of class of shares effective February, 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$136,831	$18,889	$6,956	$5,567
Dividends and distributions reinvested	—	—	227	136
Cost of shares redeemed	(56,181)	(33,981)	(9,150)	(6,673)

Change in net assets from Class A capital transactions	$80,650	$(15,092)	$(1,967)	$(970)

Class B
Proceeds from shares issued	$482	$1,197	$80	$140
Dividends and distributions reinvested	—	—	14	9
Cost of shares redeemed	(10,232)	(11,508)	(1,310)	(1,705)

Change in net assets from Class B capital transactions	$(9,750)	$(10,311)	$(1,216)	$(1,556)

Class C
Proceeds from shares issued	$27,328	$2,033	$1,118	$2,779
Dividends and distributions reinvested	—	—	16	9
Cost of shares redeemed	(6,716)	(2,630)	(2,166)	(870)

Change in net assets from Class C capital transactions	$20,612	$(597)	$(1,032)	$1,918

Class R2
Proceeds from shares issued	$562	$— (a)	$55	$—
Dividends and distributions reinvested	—	—	1	— (a)
Cost of shares redeemed	(33)	—	(14)	—

Change in net assets from Class R2 capital transactions	$529	$— (a)	$42	$— (a)

Class R5
Proceeds from shares issued	$58,341	$14,481	$29,071	$14,474
Dividends and distributions reinvested	—	—	481	1
Cost of shares redeemed	(20,118)	(4,371)	(18,502)	(4,168)

Change in net assets from Class R5 capital transactions	$38,223	$10,110	$11,050	$10,307

Class R6 (b)
Proceeds from shares issued	$30,263	$—	$11,217	$—
Dividends and distributions reinvested	—	—	75	—
Cost of shares redeemed	(435)	—	(94)	—

Change in net assets from Class R6 capital transactions	$29,828	$—	$11,198	$—

Select Class
Proceeds from shares issued	1,121,868	67,287	116,915	91,166
Dividends and distributions reinvested	—	—	72	32
Cost of shares redeemed	(105,868)	(168,756)	(42,825)	(67,062)

Change in net assets from Select Class capital transactions	$1,016,000	$(101,469)	$74,162	$24,136

Total change in net assets from capital transactions	$1,176,092	$(117,359)	$92,237	$33,835

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	6,395	1,138	633	564
Reinvested	—	—	21	14
Redeemed	(2,743)	(2,103)	(846)	(684)

Change in Class A Shares	3,652	(965)	(192)	(106)

Class B
Issued	26	84	8	15
Reinvested	—	—	1	1
Redeemed	(572)	(776)	(123)	(178)

Change in Class B Shares	(546)	(692)	(114)	(162)

Class C
Issued	1,465	141	102	281
Reinvested	—	—	2	1
Redeemed	(356)	(175)	(207)	(90)

Change in Class C Shares	1,109	(34)	(103)	192

Class R2
Issued	26	—	6	—
Reinvested	—	—	— (a)	— (a)
Redeemed	(2)	—	(1)	—

Change in Class R2 Shares	24	—	5	— (a)

Class R5
Issued	2,656	933	3,028	1,510
Reinvested	—	—	45	— (a)
Redeemed	(931)	(265)	(1,658)	(422)

Change in Class R5 Shares	1,725	668	1,415	1,088

Class R6 (b)
Issued	1,376	—	971	—
Reinvested	—	—	7	—
Redeemed	(20)	—	(8)	—

Change in Class R6 Shares	1,356	—	970	—

Select Class
Issued	51,982	4,156	10,605	9,308
Reinvested	—	—	7	3
Redeemed	(5,390)	(10,429)	(4,113)	(6,983)

Change in Select Class Shares	46,592	(6,273)	6,499	2,328

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November, 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	U.S. Equity Fund
	Year Ended 6/30/2011		Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$288,805		$102,954
Dividends and distributions reinvested	2,411		1,214
Cost of shares redeemed	(111,112)		(31,944)

Change in net assets from Class A capital transactions	$180,104		$72,224

Class B
Proceeds from shares issued	$566		$1,924
Dividends and distributions reinvested	28		24
Cost of shares redeemed	(3,701)		(3,497)

Change in net assets from Class B capital transactions	$(3,107)		$(1,549)

Class C
Proceeds from shares issued	$35,307		$22,500
Dividends and distributions reinvested	189		73
Cost of shares redeemed	(14,793)		(5,195)

Change in net assets from Class C capital transactions	$20,703		$17,378

Class R2
Proceeds from shares issued	$10,856		$562
Dividends and distributions reinvested	21		2
Cost of shares redeemed	(3,132)		(90)

Change in net assets from Class R2 capital transactions	$7,745		$474

Class R5
Proceeds from shares issued	$270,327		$276,440
Dividends and distributions reinvested	2,062		507
Cost of shares redeemed	(403,734	)(a)	(45,806)

Change in net assets from Class R5 capital transactions	$(131,345)		$231,141

Class R6 (b)
Proceeds from shares issued	$540,527	(a)	$—
Dividends and distributions reinvested	3,806		—
Cost of shares redeemed	(5,802)		—

Change in net assets from Class R6 capital transactions	$538,531		$—

Institutional Class
Proceeds from shares issued	$245,239		$246,813
Subscriptions in-kind (See Note 9)	—		24,024
Dividends and distributions reinvested	2,768		1,764
Cost of shares redeemed	(309,619)		(119,301)

Change in net assets from Institutional Class capital transactions	$(61,612)		$153,300

Select Class
Proceeds from shares issued	$1,352,402		$846,933
Dividends and distributions reinvested	3,551		2,783
Cost of shares redeemed	(508,327)		(363,882)

Change in net assets from Select Class capital transactions	$847,626		$485,834

Total change in net assets from capital transactions	$1,398,645		$958,802

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended 6/30/2011		Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	28,479		11,710
Reinvested	232		137
Redeemed	(10,930)		(3,602)

Change in Class A Shares	17,781		8,245

Class B
Issued	56		222
Reinvested	3		3
Redeemed	(380)		(405)

Change in Class B Shares	(321)		(180)

Class C
Issued	3,517		2,585
Reinvested	18		8
Redeemed	(1,487)		(598)

Change in Class C Shares	2,048		1,995

Class R2
Issued	1,045		62
Reinvested	2		— (c)
Redeemed	(302)		(10)

Change in Class R2 Shares	745		52

Class R5
Issued	28,025		30,126
Reinvested	207		61
Redeemed	(39,068	)(a)	(5,039)

Change in Class R5 Shares	(10,836)		25,148

Class R6 (b)
Issued	51,669	(a)	—
Reinvested	356		—
Redeemed	(536)		—

Change in Class R6 Shares	51,489		—

Institutional Class
Issued	24,103		28,000
Subscriptions in-kind (See Note 9)	—		2,830
Reinvested	271		200
Redeemed	(30,551)		(13,749)

Change in Institutional Class Shares	(6,177)		17,281

Select Class
Issued	134,052		96,102
Reinvested	343		318
Redeemed	(50,487)		(41,494)

Change in Select Class Shares	83,908		54,926

(a)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 25,036,000 Class R5 Shares for 25,036,000 Class R6 Shares. This exchange amounted to approximately $257,117,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.
(c)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Disciplined Equity Fund
Class A
Year Ended June 30, 2011	$13.07	$0.17	(c)	$3.72		$3.89	$(0.16)
Year Ended June 30, 2010	11.52	0.18	(c)	1.54		1.72	(0.17)
Year Ended June 30, 2009	15.44	0.31	(c)(d)	(3.93	)(d)	(3.62)	(0.30)
Year Ended June 30, 2008	18.45	0.22	(c)	(3.00)		(2.78)	(0.23)
Year Ended June 30, 2007	15.33	0.18	(c)	3.15		3.33	(0.21)

Class R6 (e)
Year Ended June 30, 2011	13.08	0.25	(c)	3.73		3.98	(0.23)
Year Ended June 30, 2010	11.52	0.24	(c)	1.56		1.80	(0.24)
Year Ended June 30, 2009	15.45	0.37	(c)(d)	(3.94	)(d)	(3.57)	(0.36)
Year Ended June 30, 2008	18.47	0.31	(c)	(3.02)		(2.71)	(0.31)
Year Ended June 30, 2007	15.33	0.26	(c)	3.17		3.43	(0.29)

Institutional Class
Year Ended June 30, 2011	13.09	0.24	(c)	3.72		3.96	(0.22)
Year Ended June 30, 2010	11.52	0.23	(c)	1.57		1.80	(0.23)
Year Ended June 30, 2009	15.45	0.32	(c)(d)	(3.90	)(d)	(3.58)	(0.35)
Year Ended June 30, 2008	18.47	0.29	(c)	(3.01)		(2.72)	(0.30)
Year Ended June 30, 2007	15.33	0.25	(c)	3.16		3.41	(0.27)

Select Class
Year Ended June 30, 2011	13.11	0.21	(c)	3.73		3.94	(0.19)
Year Ended June 30, 2010	11.54	0.21	(c)	1.56		1.77	(0.20)
Year Ended June 30, 2009	15.48	0.33	(c)(d)	(3.94	)(d)	(3.61)	(0.33)
Year Ended June 30, 2008	18.48	0.26	(c)	(3.00)		(2.74)	(0.26)
Year Ended June 30, 2007	15.34	0.22	(c)	3.16		3.38	(0.24)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.24, $0.30, $0.26, and $0.27, the net realized and unrealized gains (losses) on investments per share would have been $(3.98), $(3.99), $(3.95), and $(4.00), the total return would have been (24.09)%, (23.75)%, (23.76)%, and (23.97)%, and the net investment income (loss) ratio would have been 2.02%, 2.52%, 2.19% and 2.19% for Class A, Class R6, Institutional Class and Select Class, respectively.
(e)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$16.80	29.86%		$3,399	0.85%	1.07%		0.89%	169%
13.07	14.88		1,425	0.85	1.27		0.95	169
11.52	(23.29	)(d)	965	0.85	2.59	(d)	0.97	92
15.44	(15.18)		1,487	0.85	1.26		0.92	72
18.45	21.82		1,628	0.85	1.07		0.92	59

16.83	30.55		577,140	0.35	1.49		0.38	169
13.08	15.51		35,855	0.35	1.76		0.45	169
11.52	(22.95	)(d)	83,583	0.35	3.09	(d)	0.47	92
15.45	(14.78)		112,725	0.35	1.76		0.42	72
18.47	22.53		135,785	0.35	1.55		0.42	59

16.83	30.33		119,152	0.44	1.59		0.50	169
13.09	15.49		194,273	0.45	1.68		0.55	169
11.52	(23.03	)(d)	124,398	0.45	2.76	(d)	0.58	92
15.45	(14.88)		73,219	0.45	1.66		0.52	72
18.47	22.40		115,178	0.45	1.47		0.51	59

16.86	30.17		12,490	0.60	1.33		0.64	169
13.11	15.28		8,983	0.60	1.55		0.70	169
11.54	(23.17	)(d)	10,514	0.60	2.76	(d)	0.72	92
15.48	(14.93)		17,063	0.60	1.45		0.68	72
18.48	22.16		68,341	0.60	1.32		0.66	59

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Dynamic Growth Fund
Class A
Year Ended June 30, 2011	$11.44	$(0.10	)(f)	$4.13	$4.03	$—
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.05)		(0.88)	(0.93)	— (h)

Class C
Year Ended June 30, 2011	11.29	(0.17	)(f)	4.09	3.92	—
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.09)		(0.87)	(0.96)	—

Class R5
Year Ended June 30, 2011	11.57	(0.04	)(f)	4.19	4.15	—
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.01)		(0.87)	(0.88)	(0.01)

Select Class
Year Ended June 30, 2011	11.51	(0.06	)(f)	4.16	4.10	—
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.03)		(0.87)	(0.90)	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$15.47	35.23%	$103	1.23%	(0.71)%	3.18%	97%
11.44	15.44	76	1.25	(0.61)	5.82	39
9.91	(29.57)	66	1.25	(0.37)	7.27	73
14.07	(6.17)	94	1.25	(0.60)	7.36	24

15.21	34.72	102	1.73	(1.21)	3.68	97
11.29	14.74	75	1.75	(1.11)	6.32	39
9.84	(29.91)	66	1.75	(0.87)	7.77	73
14.04	(6.40)	94	1.75	(1.10)	7.86	24

15.72	35.87	26	0.78	(0.26)	2.73	97
11.57	15.93	19	0.80	(0.17)	5.37	39
9.98	(29.27)	17	0.80	0.07	6.82	73
14.11	(5.88)	23	0.80	(0.15)	6.90	24

15.61	35.62	43,617	0.97	(0.41)	1.59	97
11.51	15.68	2,130	1.00	(0.36)	5.57	39
9.95	(29.38)	1,842	1.00	(0.12)	7.02	73
14.09	(6.02)	2,608	1.00	(0.35)	7.11	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2011	$7.26	$0.19	(e)	$2.12	$2.31	$(0.19)	$—	$(0.19)
Year Ended June 30, 2010	6.35	0.17	(e)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(e)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(e)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(e)	2.26	2.52	(0.26)	(1.94)	(2.20)

Class B
Year Ended June 30, 2011	7.22	0.14	(e)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(e)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(e)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)

Class C
Year Ended June 30, 2011	7.20	0.15	(e)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(e)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(e)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)

Class R2
February 28, 2011 (g) through June 30, 2011	9.20	0.06	(e)	0.17	0.23	(0.05)	—	(0.05)

Class R5
February 28, 2011 (g) through June 30, 2011	9.31	0.10	(e)	0.16	0.26	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2011	7.35	0.22	(e)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(e)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(e)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.38	32.06%		$217,462	1.05%	2.16%	1.14%	37%
7.26	16.94		79,236	1.20	2.29	1.22	43
6.35	(22.86)		66,117	1.23	3.13	1.39	54
9.11	(16.48	)(f)	97,572	1.18	2.61	1.18	49
12.42	21.98		156,220	1.18	2.13	1.18	23

9.33	31.44		5,962	1.56	1.66	1.65	37
7.22	16.63		6,563	1.72	1.77	1.72	43
6.30	(23.39)		7,829	1.85	2.49	1.89	54
9.05	(16.99	)(f)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23

9.30	31.52		28,947	1.55	1.69	1.63	37
7.20	16.34		5,549	1.71	1.79	1.72	43
6.30	(23.36)		3,879	1.85	2.54	1.90	54
9.05	(16.92	)(f)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23

9.38	2.54		51	1.28	1.80	1.36	37

9.49	2.77		2,925	0.58	3.21	0.66	37

9.50	32.42		204,331	0.80	2.45	0.89	37
7.35	17.45		89,156	0.86	2.64	0.97	43
6.42	(22.59)		78,303	0.89	3.51	1.15	54
9.20	(16.26	)(f)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2011	$22.30	$0.28	(c)	$5.96		$6.24	$(0.28)	$—	$(0.28)
Year Ended June 30, 2010	19.46	0.35	(c)	2.83		3.18	(0.34)	—	(0.34)
Year Ended June 30, 2009	27.97	0.44	(c)(d)	(8.52	)(d)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(c)	(7.22)		(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(c)	7.49		7.84	(0.35)	(1.74)	(2.09)

Class B
Year Ended June 30, 2011	21.80	0.15	(c)	5.82		5.97	(0.15)	—	(0.15)
Year Ended June 30, 2010	19.03	0.23	(c)	2.76		2.99	(0.22)	—	(0.22)
Year Ended June 30, 2009	27.36	0.32	(c)(d)	(8.32	)(d)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(c)	(7.07)		(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(c)	7.35		7.51	(0.15)	(1.74)	(1.89)

Class C
Year Ended June 30, 2011	20.77	0.14	(c)	5.53		5.67	(0.17)	—	(0.17)
Year Ended June 30, 2010	18.15	0.21	(c)	2.66		2.87	(0.25)	—	(0.25)
Year Ended June 30, 2009	26.13	0.31	(c)(d)	(7.95	)(d)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(c)	(6.79)		(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(c)	7.08		7.24	(0.18)	(1.74)	(1.92)

Select Class
Year Ended June 30, 2011	23.18	0.37	(c)	6.20		6.57	(0.36)	—	(0.36)
Year Ended June 30, 2010	20.21	0.43	(c)	2.95		3.38	(0.41)	—	(0.41)
Year Ended June 30, 2009	29.02	0.52	(c)(d)	(8.82	)(d)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(c)	(7.49)		(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(c)	7.72		8.20	(0.46)	(1.74)	(2.20)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.41, $0.29, $0.28, $0.49, the net realized and unrealized gains (losses) on investments per share would have been $(8.57), $(8.37), $(7.99), and $(8.88), the total return would have been (29.17)%, (29.54)%, (29.51)%, and (28.93)%, and the net investment income (loss) ratio would have been 1.93%, 1.40%, 1.41%, and 2.01% for Class A, Class B, Class C, and Select Class, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$28.26	28.03%		$306,850	1.19%	1.07%		1.19%	23%
22.30	16.25		266,587	1.21	1.49		1.21	41
19.46	(28.88	)(d)	253,559	1.27	2.06	(d)	1.28	52
27.97	(18.43)		413,710	1.16	1.15		1.16	69
40.42	23.20		581,817	1.17	0.94		1.17	49

27.62	27.40		4,439	1.69	0.57		1.69	23
21.80	15.66		4,959	1.71	1.01		1.72	41
19.03	(29.24	)(d)	5,976	1.77	1.53	(d)	1.78	52
27.36	(18.84)		12,097	1.66	0.62		1.66	69
39.67	22.61		21,336	1.67	0.43		1.67	49

26.27	27.35		3,837	1.69	0.56		1.69	23
20.77	15.72		2,797	1.70	0.97		1.71	41
18.15	(29.24	)(d)	2,027	1.77	1.54	(d)	1.78	52
26.13	(18.85)		3,598	1.66	0.64		1.66	69
38.18	22.61		5,349	1.67	0.44		1.67	49

29.39	28.41		5,733	0.90	1.32		0.95	23
23.18	16.63		1,646	0.89	1.80		0.97	41
20.21	(28.61	)(d)	1,905	0.90	2.14	(d)	1.04	52
29.02	(18.23)		8,596	0.90	1.45		0.91	69
41.71	23.57		9,431	0.87	1.22		0.90	49

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	67

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Year Ended June 30, 2011	$15.86	$(0.04	)(e)	$6.56		$6.52	$—
Year Ended June 30, 2010	13.38	(0.04	)(e)	2.52	(f)	2.48	—
Year Ended June 30, 2009	19.50	0.01	(e)	(6.11	)(g)	(6.10)	(0.02)
Year Ended June 30, 2008	18.67	(0.07	)(e)	0.90		0.83	—
Year Ended June 30, 2007	16.03	(0.05	)(e)	2.69		2.64	—

Class B
Year Ended June 30, 2011	14.20	(0.13	)(e)	5.86		5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(e)	2.27	(f)	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(e)	(5.52	)(g)	(5.59)	(0.01)
Year Ended June 30, 2008	16.99	(0.16	)(e)	0.82		0.66	—
Year Ended June 30, 2007	14.65	(0.13	)(e)	2.47		2.34	—

Class C
Year Ended June 30, 2011	14.09	(0.13	)(e)	5.81		5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(e)	2.26	(f)	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(e)	(5.48	)(g)	(5.54)	(0.01)
Year Ended June 30, 2008	16.84	(0.16	)(e)	0.82		0.66	—
Year Ended June 30, 2007	14.53	(0.13	)(e)	2.44		2.31	—

Class R2
Year Ended June 30, 2011	15.81	(0.11	)(e)	6.54		6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(e)	2.52	(f)	2.44	—
November 3, 2008 (i) through June 30, 2009	13.68	0.01	(e)	(0.31	)(g)	(0.30)	(0.01)

Class R5
Year Ended June 30, 2011	15.81	0.04	(e)	6.54		6.58	—
Year Ended June 30, 2010	13.28	0.03	(e)	2.50	(f)	2.53	—
April 14, 2009 (i) through June 30, 2009	12.47	0.01	(e)	0.81		0.82	(0.01)

Class R6
November 30, 2010 (i) through June 30, 2011	19.94	0.03	(e)	2.43		2.46	—

Select Class
Year Ended June 30, 2011	15.79	—	(e)(j)	6.52		6.52	—
Year Ended June 30, 2010	13.28	—	(e)(j)	2.51	(f)	2.51	—
Year Ended June 30, 2009	19.33	0.04	(e)	(6.06	)(g)	(6.02)	(0.03)
Year Ended June 30, 2008	18.46	(0.02	)(e)	0.89		0.87	—
Year Ended June 30, 2007	15.80	(0.01	)(e)	2.67		2.66	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses from an operational error. There was less than $0.01 and 0.01% impact on the net realized and unrealized gains (losses) on investments per share and the total return, respectively.
(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(6.18), $(5.59), $(5.55), $(0.38), and $(6.13), and the total return would have been (31.62)%, (32.08)%, (32.01)%, (2.74)% and (31.49)% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.38	41.11%		$328,012	1.11%	(0.19)%	1.23%	84%
15.86	18.54	(f)	174,585	1.24	(0.27)	1.31	61
13.38	(31.26	)(g)	160,168	1.24	0.05	1.45	124
19.50	4.45	(h)	251,333	1.24	(0.36)	1.28	52
18.67	16.47		227,544	1.24	(0.29)	1.26	35

19.93	40.35		18,374	1.62	(0.70)	1.74	84
14.20	17.84	(f)	20,842	1.77	(0.80)	1.82	61
12.05	(31.69	)(g)	26,025	1.78	(0.52)	1.93	124
17.65	3.88	(h)	60,623	1.77	(0.88)	1.78	52
16.99	15.97		107,034	1.76	(0.81)	1.76	35

19.77	40.31		31,181	1.60	(0.68)	1.71	84
14.09	17.91	(f)	6,588	1.77	(0.80)	1.81	61
11.95	(31.67	)(g)	5,996	1.78	(0.50)	1.94	124
17.50	3.92	(h)	12,465	1.77	(0.88)	1.78	52
16.84	15.90		11,602	1.76	(0.81)	1.76	35

22.24	40.67		626	1.34	(0.50)	1.42	84
15.81	18.25	(f)	58	1.48	(0.52)	1.56	61
13.37	(2.16	)(g)	49	1.49	0.16	1.80	124

22.39	41.62		53,668	0.71	0.22	0.76	84
15.81	19.05	(f)	10,618	0.78	0.20	0.85	61
13.28	6.56		53	0.79	0.19	1.17	124

22.40	12.34		30,386	0.63	0.25	0.65	84

22.31	41.29		1,463,752	0.91	(0.01)	0.95	84
15.79	18.90	(f)	300,304	0.99	(0.02)	1.07	61
13.28	(31.13	)(g)	335,992	0.99	0.29	1.19	124
19.33	4.71	(h)	581,830	0.99	(0.10)	1.03	52
18.46	16.84		669,951	0.99	(0.04)	1.01	35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2011	$9.15	$0.12	(e)	$2.29		$2.41	$(0.11)	$—	$(0.11)
Year Ended June 30, 2010	8.09	0.09	(e)	1.04		1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(e)(f)	(2.54	)(f)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(e)	(3.94)		(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(e)	3.52		3.75	(0.23)	(1.53)	(1.76)

Class B
Year Ended June 30, 2011	9.02	0.06	(e)	2.26		2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(e)	1.02		1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(e)(f)	(2.50	)(f)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(e)	(3.92)		(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(e)	3.50		3.64	(0.15)	(1.53)	(1.68)

Class C
Year Ended June 30, 2011	8.97	0.06	(e)	2.25		2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(e)	1.01		1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(e)(f)	(2.50	)(f)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(e)	(3.91)		(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(e)	3.50		3.63	(0.15)	(1.53)	(1.68)

Class R2
Year Ended June 30, 2011	9.13	0.09	(e)	2.29		2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(e)	1.03		1.10	(0.05)	—	(0.05)
November 3, 2008 (h) through June 30, 2009	8.10	0.11	(e)(f)	0.02	(f)	0.13	(0.15)	—	(0.15)

Class R5
Year Ended June 30, 2011	9.07	0.16	(e)	2.26		2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(e)	1.02		1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(e)(f)	(2.54	)(f)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(e)	(3.91)		(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(e)	3.50		3.80	(0.31)	(1.53)	(1.84)

Class R6
November 30, 2010 (h) through June 30, 2011	10.19	0.10	(e)	1.17		1.27	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2011	9.04	0.13	(e)	2.26		2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(e)	1.01		1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(e)(f)	(2.51	)(f)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(e)	(3.92)		(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(e)	3.50		3.77	(0.27)	(1.53)	(1.80)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.16, $0.11, $0.11, $0.09, $0.23 and $0.18, the net realized and unrealized gains (losses) on investments per share would have been $(2.59), $(2.55), $(2.54), $(0.03), $(2.59) and $(2.56), the total return would have been (22.67)%, (23.00)%, (23.02)%, 1.07%, (22.27)% and (22.46)%, and the net investment income (loss) ratio would have been 1.89%, 1.34%, 1.40%, 1.87%, 2.76% and 2.17% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.45	26.42%		$25,668	0.97%	1.09%		1.08%	65%
9.15	13.86		22,273	1.10	0.95		1.10	86
8.09	(22.00	)(f)	20,557	1.16	2.17	(f)	1.17	108
10.66	(23.52	)(g)	31,227	1.09	1.39		1.09	93
18.54	23.49		48,264	1.07	1.27		1.07	77

11.28	25.71		2,336	1.47	0.58		1.58	65
9.02	13.19		2,891	1.60	0.45		1.60	86
7.99	(22.32	)(f)	3,858	1.66	1.61	(f)	1.67	108
10.52	(24.04	)(g)	7,337	1.59	0.89		1.59	93
18.38	22.89		14,870	1.57	0.77		1.57	77

11.22	25.76		3,186	1.47	0.58		1.58	65
8.97	13.22		3,473	1.59	0.45		1.60	86
7.95	(22.34	)(f)	1,551	1.66	1.67	(f)	1.67	108
10.47	(24.06	)(g)	2,830	1.59	0.89		1.59	93
18.32	22.92		5,143	1.57	0.77		1.57	77

11.42	26.15		123	1.21	0.84		1.32	65
9.13	13.54		58	1.35	0.70		1.35	86
8.08	1.95	(f)	51	1.46	2.29	(f)	1.47	108

11.34	26.78		28,479	0.60	1.48		0.63	65
9.07	14.39		9,930	0.64	1.43		0.64	86
8.01	(21.58	)(f)	57	0.70	3.04	(f)	0.70	108
10.52	(23.36	)(g)	30,165	0.64	1.87		0.64	93
18.37	24.04		37,350	0.62	1.70		0.62	77

11.34	12.50		11,006	0.54	1.48		0.55	65

11.30	26.52		597,026	0.80	1.26		0.83	65
9.04	14.13		418,647	0.85	1.20		0.85	86
7.99	(21.78	)(f)	351,537	0.91	2.44	(f)	0.92	108
10.53	(23.43	)(g)	508,456	0.84	1.66		0.84	93
18.39	23.83		710,573	0.82	1.53		0.82	77

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2011	$8.30	$0.08	(e)	$2.35	$2.43	$(0.08)	$—	$(0.08)
Year Ended June 30, 2010	7.35	0.07	(e)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(e)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(e)	2.47	2.57	(0.10)	(1.39)	(1.49)

Class B
Year Ended June 30, 2011	8.20	0.03	(e)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(e)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)

Class C
Year Ended June 30, 2011	8.18	0.03	(e)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(e)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(e)	2.44	2.48	(0.04)	(1.39)	(1.43)

Class R2
Year Ended June 30, 2011	8.29	0.05	(e)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(e)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (g) through June 30, 2009	7.36	0.07	(e)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Year Ended June 30, 2011	8.31	0.12	(e)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(e)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(e)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(e)	2.46	2.62	(0.15)	(1.39)	(1.54)

Class R6
November 30, 2010 (g) through June 30, 2011	9.59	0.07	(e)	1.10	1.17	(0.09)	—	(0.09)

Institutional Class
Year Ended June 30, 2011	8.31	0.11	(e)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(e)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(e)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(e)	2.47	2.62	(0.15)	(1.39)	(1.54)

Select Class
Year Ended June 30, 2011	8.30	0.10	(e)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(e)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(e)	2.47	2.60	(0.13)	(1.39)	(1.52)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.65	29.29%		$426,536	0.97%	0.81%	1.07%	69%
8.30	13.83		184,862	1.05	0.84	1.08	84
7.35	(21.36)		103,103	1.05	1.49	1.12	101
9.56	(10.55	)(f)	120,365	1.05	0.91	1.07	103
12.36	24.09		143,393	1.05	0.85	1.10	112

10.51	28.66		7,113	1.48	0.31	1.56	69
8.20	13.25		8,190	1.57	0.33	1.58	84
7.26	(21.70)		8,559	1.57	0.96	1.61	101
9.45	(11.08	)(f)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112

10.47	28.56		57,089	1.48	0.30	1.57	69
8.18	13.26		27,838	1.57	0.32	1.58	84
7.25	(21.69)		10,216	1.57	0.97	1.62	101
9.44	(11.03	)(f)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112

10.62	28.96		8,533	1.22	0.51	1.32	69
8.29	13.56		492	1.30	0.57	1.33	84
7.35	1.70		51	1.30	1.47	1.39	101

10.66	29.66		153,501	0.59	1.27	0.61	69
8.31	14.30		209,619	0.59	1.39	0.63	84
7.36	(20.91)		596	0.59	2.08	0.65	101
9.55	(10.16	)(f)	96,194	0.59	1.42	0.62	103
12.35	24.66		43,851	0.59	1.31	0.65	112

10.67	12.17		549,478	0.54	1.15	0.57	69

10.66	29.60		500,991	0.64	1.16	0.66	69
8.31	14.40		441,540	0.64	1.25	0.68	84
7.35	(21.04)		263,859	0.64	1.88	0.72	101
9.55	(10.20	)(f)	249,806	0.64	1.33	0.67	103
12.35	24.60		223,850	0.64	1.27	0.70	112

10.65	29.47		3,129,167	0.79	1.00	0.82	69
8.30	14.10		1,741,650	0.79	1.10	0.83	84
7.35	(21.04)		1,138,732	0.79	1.76	0.87	101
9.54	(10.34	)(f)	987,949	0.79	1.17	0.82	103
12.34	24.44		1,099,173	0.79	1.11	0.85	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Currently, Class A, Class C and Class R5 Shares of the Dynamic Growth Fund are not publicly offered for investment. Effective August 6, 2010, Select Class Shares of the Dynamic Growth Fund were publicly offered for investment.

Class R6 Shares commenced operations on November 30, 2010, for the Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund.

Class R2 and Class R5 Shares commenced operations on February 28, 2011 for Equity Income Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Disciplined Equity Fund
Total Investments in Securities #	$708,172	$502	$—	$708,674

Appreciation in Other Financial Instruments
Futures Contracts	$263	$—	$—	$263

Dynamic Growth Fund
Total Investments in Securities ##	$42,712	$1,666	$—	$44,378

Equity Income Fund
Total Investments in Securities ###	$462,837	$—	$—	$462,837

Growth and Income Fund
Total Investments in Securities ###	$321,123	$—	$—	$321,123

Large Cap Growth Fund
Total Investments in Securities ####	$1,820,454	$79,317	$—	$1,899,771

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Large Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$72,446	$—	$—	$72,446
Consumer Staples	24,184	—	—	24,184
Energy	89,353	—	—	89,353
Financials	173,875	—	2,306	176,181
Health Care	97,269	—	—	97,269
Industrials	60,441	—	—	60,441
Information Technology	79,963	—	—	79,963
Materials	24,487	—	—	24,487
Telecommunication Services	23,918	—	—	23,918
Utilities	20,641	—	—	20,641

Total Common Stocks	666,577	—	2,306	668,883

Short-Term Investment
Investment Company	527	—	—	527
Investment of Cash Collateral for Securities on Loan
Investment Company	1,765	—	—	1,765

Total Investments in Securities	$668,869	$—	$2,306	$671,175

U.S. Equity Fund
Total Investments in Securities #####	$4,787,679	$36,004	$—	$4,823,683

Appreciation in Other Financial Instruments
Futures Contracts	$1,214	$—	$—	$1,214

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of certain ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.
###	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of preferred stock and certain ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.
#####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of preferred stock, a U.S. Treasury Note that is held for futures collateral and certain ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 6/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/11
Investments in Securities
Common Stocks — Financials	$2,646	$—	$(340)	$—	$—	$—	$—	$—	$2,306

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) was approximately $(340,000) for Large Cap Value Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2011 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,306	0.3%

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the year ended June 30, 2011 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$7,793	$64,140
Ending Notional Balance Long	11,248	37,097

D. Securities Lending — Each Fund (except Dynamic Growth Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund, pursuant to a Securities Lending Agreement (the “GS Bank Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for Large Cap Growth Fund and Large Cap Value Fund pursuant to a Securities Lending Agreement (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

For the year ended June 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Disciplined Equity Fund	$14
Equity Income Fund	23
Growth and Income Fund	22
Large Cap Growth Fund	6
Large Cap Value Fund	4
U.S. Equity Fund	138

Under the GS Bank Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GS Bank Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral was requested from borrowers when the cash received from borrowers became less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
Disciplined Equity Fund	$706	$728		$728
Equity Income Fund	3,306	3,339	*	3,339
Large Cap Growth Fund	739	747	*	747
Large Cap Value Fund	1,778	1,765	*	1,765
U.S. Equity Fund	7,105	7,243		7,243

*	Subsequent to June 30, 2011, additional collateral was received from borrowers

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Disciplined Equity Fund	$8
Equity Income Fund	13
Growth and Income Fund	12
Large Cap Growth Fund	3
Large Cap Value Fund	3
U.S. Equity Fund	78

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2011 (amounts in thousands):

Lending Agent Fees Incurred
Large Cap Growth Fund	$1
Large Cap Value Fund	1

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are declared and paid annually, and the Equity Income Fund, which are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-In Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Disciplined Equity Fund	$(6,073)	$(67)	$6,140
Dynamic Growth Fund	(72)	72	—
Equity Income Fund	— (a)	(144)	144
Growth and Income Fund	(60)	(63)	123
Large Cap Growth Fund	(12,158)	742	11,416
Large Cap Value Fund	—	18	(18)
U.S. Equity Fund	—	(443)	443

(a)	Amount rounds to less than $1,000.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The reclassifications for the Funds relate primarily to expiration of capital loss carryforwards (Disciplined Equity Fund and Large Cap Growth Fund), net operating loss (Dynamic Growth Fund), distributions from investments in real estate investment trusts (Large Cap Value Fund and U.S. Equity Fund), investments in partnerships (Equity Income Fund), non-taxable special dividends (Growth and Income Fund) and prior year distribution in excess of net income (Growth and Income Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate of each Fund’s average daily net assets was 0.09%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$1	$—
Equity Income Fund	68	12
Growth and Income Fund	14	5
Large Cap Growth Fund	51	22
Large Cap Value Fund	9	5
U.S. Equity Fund	187	32

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	1.29%	0.59	n/a	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

Prior to September 1, 2010, the contractual expense limitations for the Equity Income Fund were 1.24%, 1.99%, 1.99% and 0.89% for Class A, Class B, Class C and Select Class shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the Large Cap Growth Fund were 1.24%, 1.78%, 1.78%, 1.49%, 0.79% and 0.99% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the Large Cap Value Fund were 1.24%, 1.99%, 1.99%, 1.49%, 0.79% and 0.99% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the U.S. Equity Fund were 1.05%, 1.57%, 1.57% and 1.30% for Class A, Class B, Class C and Class R2 Shares, respectively.

Prior to November 1, 2010, the contractual expense limitations for the Disciplined Equity Fund were 0.95% and 0.75% for Class A and Select Class Shares, respectively.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Except as noted above, the contractual expense limitation agreements were in effect for the year ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011 except for the following:

	Share Class	Date
Equity Income Fund	Class R2 Shares	March 1, 2012
Equity Income Fund	Class R5 Shares	March 1, 2012
Large Cap Growth Fund	Class R6 Shares	November 30, 2011
Large Cap Value	Class R6 Shares	November 30, 2011
U.S. Equity Fund	Class R6 Shares	November 30, 2011

In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$30	$160	$—	$190	$—
Dynamic Growth Fund	41	6	7	54	56
Equity Income Fund	215	—	27	242	—
Growth and Income Fund	—	—	1	1	—
Large Cap Growth Fund	105	193	217	515	—
Large Cap Value Fund	121	—	25	146	—
U.S. Equity Fund	726	—	481	1,207	—

	Voluntary Waivers
	Investment Advisory	Administration	Total
Disciplined Equity Fund	$1	$2	$3

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2011 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Disciplined Equity Fund	$18
Dynamic Growth Fund	1
Equity Income Fund	14
Growth and Income Fund	10
Large Cap Growth Fund	96
Large Cap Value Fund	11
U.S. Equity Fund	162

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

The Funds may use related party broker/dealers. For the year ended December, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Disciplined Equity Fund	$1,223,792	$865,763	$502	$360
Dynamic Growth Fund	56,062	16,239	—	—
Equity Income Fund	315,258	103,904	—	—
Growth and Income Fund	71,149	105,315	—	—
Large Cap Growth Fund	1,838,060	748,850	—	—
Large Cap Value Fund	466,097	372,671	—	—
U.S. Equity Fund	4,032,407	2,528,954	3,213	11,044

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$624,942	$89,737	$6,005	$83,732
Dynamic Growth Fund	42,847	2,072	541	1,531
Equity Income Fund	380,613	83,770	1,546	82,224
Growth and Income Fund	239,089	85,581	3,547	82,034
Large Cap Growth Fund	1,837,346	75,782	13,357	62,425
Large Cap Value Fund	561,668	115,816	6,309	109,507
U.S. Equity Fund	4,094,691	770,604	41,612	728,992

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, partnership basis outstanding (Equity Income Fund) and outstanding basis from RIC (regulated investment company) conversion (Growth and Income Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2011, was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Total Distributions Paid
Disciplined Equity Fund	$7,897	$7,897
Equity Income Fund	6,606	6,606
Growth and Income Fund	3,207	3,207
Large Cap Value Fund	7,256	7,256
U.S. Equity Fund	38,346	38,346

The tax character of distributions paid during the fiscal year ended June 30, 2010, was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Total Distributions Paid
Disciplined Equity Fund	$3,854	$3,854
Equity Income Fund	4,108	4,108
Growth and Income Fund	4,285	4,285
Large Cap Value Fund	4,085	4,085
U.S. Equity Fund	23,587	23,587

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$161	$(7,465)	$83,732
Dynamic Growth Fund	—	(909)	1,531
Equity Income Fund	9	2,871	82,224
Growth and Income Fund	15	(91,156)	82,034
Large Cap Growth Fund	—	(50,067)	62,425
Large Cap Value Fund	2,010	(130,672)	109,507
U.S. Equity Fund	7,019	24,789	728,992

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, distributions payable (Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Value Fund and U.S. Equity Fund), trustee deferred compensation (Disciplined Equity Fund, Dynamic Growth Fund, Growth and Income Fund and Large Cap Growth Fund), post-October loss deferrals (Dynamic Growth Fund), partnership basis outstanding (Equity Income Fund) and outstanding basis from RIC conversion (Growth and Income Fund).

As of June 30, 2011, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2012	2017	2018	2019		Total
Disciplined Equity Fund	$—	$7,465	$—	$—		$7,465
Dynamic Growth Fund	—	473	436	—	(a)	909
Growth and Income Fund	—	15,120	76,036	—		91,156
Large Cap Growth Fund (b)	896	—	49,171	—		50,067
Large Cap Value Fund	—	44,519	86,153	—		130,672

(a)	Amount rounds to less than $1,000.
(b)	Includes approximately $896,000 of losses acquired from JPMorgan Equity Growth Fund. A portion of the capital loss carryforward from business combinations may be limited in future years.

During the year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Disciplined Equity Fund	$37,675
Equity Income Fund	7,751
Growth and Income Fund	6,262
Large Cap Growth Fund	280,505
Large Cap Value Fund	23,754
U.S. Equity Fund	119,120

During the year ended June 30, 2011, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

Disciplined Equity Fund	$6,438
Large Cap Growth Fund (a)	11,416

(a)	Acquired from JPMorgan Equity Growth Fund.

Net Capital losses and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2011, the Funds deferred to July 1, 2011 post-October capital losses of (amounts in thousands):

Dynamic Growth Fund	$839

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or the unsecured, uncommitted credit facility or another fund at June 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Equity Income Fund, Large Cap Growth Fund and U.S. Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owns, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	75.6%
Dynamic Growth Fund	90.4%	n/a
Large Cap Growth Fund	16.2	n/a
Large Cap Value Fund	87.0	n/a
U.S. Equity Fund	19.0	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

Additionally, the Advisor owns a significant portion of the outstanding shares of the Dynamic Growth Fund and Large Cap Value Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-In-Kind

For the year ended June 30, 2010, certain shareholders of the U.S. Equity Fund purchased shares and the U.S. Equity Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Equity Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Equity Fund	09/21/09	$6,506	Subscription in-kind
U.S. Equity Fund	09/30/09	17,518	Subscription in-kind

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Equity Fund and JPMorgan Dynamic Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Growth and Income Fund, JPMorgan U.S. Equity Fund, JPMorgan Dynamic Growth Fund(each a separate fund of JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	87

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	89

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011 and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During, January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$1,051.30	$4.32	0.85%
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class R6
Actual*	1,000.00	1,053.90	1.78	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Institutional Class
Actual*	1,000.00	1,053.40	2.29	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Select Class
Actual*	1,000.00	1,052.60	3.05	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60

Dynamic Growth Fund
Class A
Actual*	1,000.00	1,043.20	6.18	1.22
Hypothetical*	1,000.00	1,018.74	6.11	1.22
Class C
Actual*	1,000.00	1,041.80	8.71	1.72
Hypothetical*	1,000.00	1,016.27	8.60	1.72
Class R5
Actual*	1,000.00	1,045.90	3.91	0.77
Hypothetical*	1,000.00	1,020.98	3.86	0.77
Select Class
Actual*	1,000.00	1,044.80	4.92	0.97
Hypothetical*	1,000.00	1,019.98	4.86	0.97

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During, January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Equity Income Fund
Class A
Actual*	$1,000.00	$1,075.00	$5.30	1.03%
Hypothetical*	1,000.00	1,019.69	5.16	1.03
Class B
Actual*	1,000.00	1,072.80	7.86	1.53
Hypothetical*	1,000.00	1,017.21	7.65	1.53
Class C
Actual*	1,000.00	1,072.40	7.91	1.54
Hypothetical*	1,000.00	1,017.16	7.70	1.54
Class R2
Actual**	1,000.00	1,025.40	4.33	1.28
Hypothetical*	1,000.00	1,018.45	6.41	1.28
Class R5
Actual**	1,000.00	1,027.70	1.97	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58
Select Class
Actual*	1,000.00	1,076.60	4.02	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78

Growth and Income Fund
Class A
Actual*	1,000.00	1,053.10	6.06	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class B
Actual*	1,000.00	1,050.60	8.59	1.69
Hypothetical*	1,000.00	1,016.41	8.45	1.69
Class C
Actual*	1,000.00	1,050.30	8.59	1.69
Hypothetical*	1,000.00	1,016.41	8.45	1.69
Select Class
Actual*	1,000.00	1,054.80	4.59	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90

Large Cap Growth Fund
Class A
Actual*	1,000.00	1,067.20	5.54	1.08
Hypothetical*	1,000.00	1,019.44	5.41	1.08
Class B
Actual*	1,000.00	1,064.60	8.09	1.58
Hypothetical*	1,000.00	1,016.96	7.90	1.58
Class C
Actual*	1,000.00	1,064.60	8.14	1.59
Hypothetical*	1,000.00	1,016.91	7.95	1.59
Class R2
Actual*	1,000.00	1,066.20	6.81	1.33
Hypothetical*	1,000.00	1,018.20	6.66	1.33
Class R5
Actual*	1,000.00	1,069.20	3.49	0.68
Hypothetical*	1,000.00	1,021.42	3.41	0.68
Class R6
Actual*	1,000.00	1,069.70	3.23	0.63
Hypothetical*	1,000.00	1,021.67	3.16	0.63
Select Class
Actual*	1,000.00	1,068.50	4.56	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During, January 1, 2011 to June 30, 2011	Annualized Expense Ratio
Large Cap Value Fund
Class A
Actual*	$1,000.00	$1,037.50	$4.80	0.95%
Hypothetical*	1,000.00	1,020.08	4.76	0.95
Class B
Actual*	1,000.00	1,034.40	7.31	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class C
Actual*	1,000.00	1,034.80	7.32	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class R2
Actual*	1,000.00	1,036.40	6.06	1.20
Hypothetical*	1,000.00	1,018.84	6.01	1.20
Class R5
Actual*	1,000.00	1,038.60	2.98	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class R6
Actual*	1,000.00	1,038.90	2.73	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Select Class
Actual*	1,000.00	1,037.90	3.99	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79

U.S. Equity Fund
Class A
Actual*	1,000.00	1,044.80	4.92	0.97
Hypothetical*	1,000.00	1,019.98	4.86	0.97
Class B
Actual*	1,000.00	1,042.80	7.45	1.47
Hypothetical*	1,000.00	1,017.50	7.35	1.47
Class C
Actual*	1,000.00	1,042.30	7.44	1.47
Hypothetical*	1,000.00	1,017.50	7.35	1.47
Class R2
Actual*	1,000.00	1,044.10	6.18	1.22
Hypothetical*	1,000.00	1,018.74	6.11	1.22
Class R5
Actual*	1,000.00	1,046.50	2.99	0.59
Hypothetical*	1,000.00	1,021.82	2.96	0.59
Class R6
Actual*	1,000.00	1,047.70	2.74	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual*	1,000.00	1,046.30	3.25	0.64
Hypothetical*	1,000.00	1,021.62	3.21	0.64
Select Class
Actual*	1,000.00	1,046.70	4.01	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the actual period). The Class commenced operations on February 28, 2011.

JUNE 30, 2011	J.P. MORGAN LARGE CAP FUNDS	93

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Disciplined Equity Fund	100.00%
Equity Income Fund	100.00
Growth and Income Fund	100.00
Large Cap Value Fund	100.00
U.S. Equity Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$7,897
Equity Income Fund	6,606
Growth and Income Fund	3,207
Large Cap Value Fund	7,256
U.S. Equity Fund	38,346

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-LCE-611

Annual Report

J.P. Morgan Funds

June 30, 2011

JPMorgan Diversified Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the

Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	22.64%
S&P 500 Index	30.69%
Diversified Composite Benchmark	19.57%

Net Assets as of 6/30/2011 (In Thousands)	$735,852

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKET PERFORM?

During the reporting period, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks in most of the world’s capital markets still finished with gains.

U.S. stocks, as measured by the S&P 500 Index, returned 30.69% for the twelve months ended June 30, 2011, outperforming international and emerging markets stocks during the reporting period. Among U.S. stocks, small-and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across asset classes. Given investors’ increasing appetite for risk, fixed income securities underperformed stocks, as the Barclays Capital Intermediate Aggregate Bond Index returned 3.99% for the twelve months ended June 30, 2011. Emerging markets debt securities and high yield bonds (also known as “junk bonds”) were relatively strong during the reporting period, but still underperformed stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares), which invested in a mix of international and domestic equities and fixed income securities, underperformed the S&P 500 Index, which is comprised solely of U.S. equities, as equities strongly outperformed fixed income securities for the twelve months ended June 30, 2011.

The Fund outperformed its composite benchmark, a customized benchmark that is a blend of equity and fixed income benchmarks, consisting of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The Fund’s relative outperformance versus its customized benchmark was largely driven by its longer-term strategic asset allocation, which the Fund implemented by investing in individual securities and underlying J.P. Morgan funds. In addition, many of the underlying J.P. Morgan funds outperformed their respective benchmarks.

The Fund’s shorter-term tactical asset allocation decisions also contributed to its relative outperformance versus the composite benchmark, most notably the Fund’s overweight of equities relative to fixed income investments. Within the Fund’s fixed income allocation, the Fund’s underweight of core fixed income in favor of high yield bonds and emerging markets debt contributed to its relative performance. These two asset classes outperformed core fixed income during the reporting period and were not represented in the Fund’s customized benchmark. Within the Fund’s equity allocation, the Fund’s underweight of small-cap U.S. equities detracted from relative performance as this asset class performed strongly during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation that consists of the following weights: 34.5% in U.S. large-cap equity, 7.5% in U.S. small-cap equity, 3% in real estate investment trusts (REITs), 20% in international equity (including emerging markets equities) and 35% in fixed income.

Within equities, the Fund’s portfolio managers increased the Fund’s exposure to emerging markets equities, as they believed that these stocks would benefit from continued economic growth in emerging markets. Among fixed-income securities, the Fund’s portfolio managers preferred high yield bonds, as they believed that this area of the fixed-income market was attractively valued from a risk/return perspective. The Fund used futures to more easily implement the Fund’s portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar denominated benchmarks.

2	J.P. MORGAN FUNDS	JUNE 30, 2011

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	5.2%
2.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2.9
3.	JPMorgan Emerging Markets Debt Fund, Select Class Shares	2.9
4.	U.S. Treasury Bonds, 6.250%, 08/15/23	1.3
5.	Apple, Inc.	1.2
6.	JPMorgan International Realty Fund, Select Class Shares	0.9
7.	JPMorgan Realty Income Fund, Institutional Class Shares	0.8
8.	U.S. Treasury Notes, 0.875%, 01/31/12	0.8
9.	U.S. Treasury Bonds, 5.375%, 02/15/31	0.8
10.	Exxon Mobil Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	13.3%
Investment Companies	12.8
Information Technology	8.8
Consumer Discretionary	8.3
Collateralized Mortgage Obligations	7.8
Energy	6.9
Industrials	6.7
Health Care	6.5
U.S. Treasury Obligations	5.3
Consumer Staples	4.7
Materials	3.6
Utilities	2.7
Telecommunication Services	2.4
Asset-Backed Securities	1.2
Others (each less than 1.0%)	1.2
Short-Term Investment	7.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/24/03
Without Sales Charge		22.03%	5.39%	4.37%
With Sales Charge*		16.53	4.42	3.89
CLASS B SHARES	3/24/03
Without CDSC		21.41	4.86	3.92
With CDSC**		16.41	4.52	3.92
CLASS C SHARES	3/24/03
Without CDSC		21.48	4.85	3.91
With CDSC***		20.48	4.85	3.91
INSTITUTIONAL CLASS SHARES	9/10/93	22.64	5.92	4.87
SELECT CLASS SHARES	9/10/01	22.32	5.67	4.61

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 To 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to 9/7/01, the Fund operated in a master-feeder structure. The returns for the Institutional Class Shares before 9/10/01 reflect the performance of the institutional feeder of the Diversified Portfolio. The returns for the Select Class Shares before they were launched on 9/10/01 reflect the performance of the retail feeder of the Diversified Portfolio. The historical expenses for each of these classes are substantially similar to those of the feeder in which they were invested prior to 9/10/01.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the S&P 500 Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset

Target Allocation Growth Funds Index includes expenses associated with a mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based securities market index generally representative of the performance of large companies in the U.S. stock market. The Diversified Composite Benchmark is comprised of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2011

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 57.4%
	Consumer Discretionary — 7.5%
	Auto Components — 0.5%
6	BorgWarner, Inc. (a)	509
15	Bridgestone Corp., (Japan)	346
3	Dana Holding Corp. (a)	53
4	Drew Industries, Inc.	109
59	Johnson Controls, Inc.	2,467
1	Shiloh Industries, Inc.	12
5	Superior Industries International, Inc.	104
3	TRW Automotive Holdings Corp. (a)	171

		3,771

	Automobiles — 0.9%
9	Daimler AG, (Germany)	659
24	Ford Motor Co. (a)	337
53	General Motors Co. (a)	1,622
212	Great Wall Motor Co., Ltd., (China), Class H	350
13	Harley-Davidson, Inc.	525
23	Honda Motor Co., Ltd., (Japan)	894
3	Hyundai Motor Co., (South Korea)	713
67	Nissan Motor Co., Ltd., (Japan)	700
7	Tesla Motors, Inc. (a)	213
19	Toyota Motor Corp., (Japan)	770
9	Winnebago Industries, Inc. (a)	82

		6,865

	Distributors — 0.1%
9	Genuine Parts Co.	462

	Diversified Consumer Services — 0.2%
9	American Public Education, Inc. (a) (m)	410
2	H&R Block, Inc.	35
4	ITT Educational Services, Inc. (a)	289
10	Sotheby’s	444
2	Weight Watchers International, Inc.	166

		1,344

	Hotels, Restaurants & Leisure — 1.0%
10	Accor S.A., (France)	436
8	Ameristar Casinos, Inc. (m)	185
1	Biglari Holdings, Inc. (a)	274
7	BJ’s Restaurants, Inc. (a)	346
29	Carnival Corp.	1,075
12	Cheesecake Factory, Inc. (The) (a)	386
2	Darden Restaurants, Inc.	87
1	DineEquity, Inc. (a)	26
12	Gaylord Entertainment Co. (a)	355
145	Genting Singapore plc, (Singapore) (a)	229
35	Intercontinental Hotels Group plc, (United Kingdom)	718

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hotels, Restaurants & Leisure — Continued
13		Marriott International, Inc., Class A	454
6		McDonald’s Corp.	472
15		Monarch Casino & Resort, Inc. (a)	157
5		O’Charley’s, Inc. (a)	37
3		Red Robin Gourmet Burgers, Inc. (a)	124
1		Royal Caribbean Cruises Ltd. (a)	44
86		Sands China Ltd., (Hong Kong) (a)	234
9		Sodexo, (France)	712
2		Starwood Hotels & Resorts Worldwide, Inc.	128
13		Town Sports International Holdings, Inc. (a)	100
5		Wyndham Worldwide Corp.	178
1		Wynn Resorts Ltd.	129
13		Yum! Brands, Inc.	696

			7,582

		Household Durables — 0.3%
11		American Greetings Corp., Class A (m)	274
48		Arcelik A.S., (Turkey)	244
3		Blyth, Inc.	151
2		CSS Industries, Inc.	44
10		Fortune Brands, Inc.	631
6		Furniture Brands International, Inc. (a)	23
3		Helen of Troy Ltd., (Bermuda) (a)	107
9		Leggett & Platt, Inc.	224
13		Lennar Corp., Class A	232
8		Lifetime Brands, Inc.	92
—	(h)	NVR, Inc. (a)	280
2		Tempur-Pedic International, Inc. (a)	163
—	(h)	Whirlpool Corp.	37

			2,502

		Internet & Catalog Retail — 0.5%
13		Amazon.com, Inc. (a) (m)	2,704
14		Expedia, Inc.	394
6		HomeAway, Inc. (a)	229
2		NetFlix, Inc. (a)	394
3		PetMed Express, Inc.	32

			3,753

		Leisure Equipment & Products — 0.1%
6		Arctic Cat, Inc. (a)	83
5		Brunswick Corp.	108
18		JAKKS Pacific, Inc. (a)	337

			528

		Media — 1.8%
12		AH Belo Corp., Class A (m)	86
16		Belo Corp., Class A (a)	123
6		Cablevision Systems Corp., Class A	225

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Media — Continued
43		CBS Corp., Class B	1,238
12		Clear Channel Outdoor Holdings, Inc., Class A (a)	146
27		Comcast Corp., Class A	672
16		DIRECTV, Class A (a)	791
2		DISH Network Corp., Class A (a)	60
22		Entercom Communications Corp., Class A (a)	194
43		Gannett Co., Inc.	622
6		Global Sources Ltd., (Bermuda) (a)	56
5		Journal Communications, Inc., Class A (a)	26
25		LIN TV Corp., Class A (a)	123
5		LodgeNet Interactive Corp. (a)	15
34		McClatchy Co. (The), Class A (a)	96
2		Nexstar Broadcasting Group, Inc., Class A (a)	16
2		Outdoor Channel Holdings, Inc. (a)	13
1		Pandora Media, Inc. (a)	25
23		Pearson plc, (United Kingdom)	444
35		Reed Elsevier N.V., (Netherlands)	465
4		Scholastic Corp.	112
11		Scripps Networks Interactive, Inc., Class A	552
21		Sinclair Broadcast Group, Inc., Class A	225
175		Sirius XM Radio, Inc. (a)	383
5		Time Warner Cable, Inc.	406
88		Time Warner, Inc.	3,195
12		Viacom, Inc., Class B	587
38		Walt Disney Co. (The)	1,493
—	(h)	Washington Post Co. (The), Class B	168
53		WPP plc, (Ireland)	660

			13,217

		Multiline Retail — 0.6%
2		Bon-Ton Stores, Inc. (The)	21
7		Dillard’s, Inc., Class A	370
—	(h)	Family Dollar Stores, Inc.	19
12		Kohl’s Corp.	598
8		Macy’s, Inc.	245
69		Marks & Spencer Group plc, (United Kingdom)	398
1		Nordstrom, Inc.	42
7		PPR, (France)	1,203
9		Sears Holdings Corp. (a)	622
12		Target Corp.	562

			4,080

		Specialty Retail — 0.8%
—	(h)	Advance Auto Parts, Inc. (m)	27
4		AutoZone, Inc. (a)	1,064
13		Bed Bath & Beyond, Inc. (a)	757
101		Belle International Holdings Ltd., (Hong Kong)	213

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
1	CarMax, Inc. (a)	20
10	Conn’s, Inc. (a)	86
18	Finish Line, Inc. (The), Class A	377
6	GameStop Corp., Class A (a)	168
26	Gap, Inc. (The)	472
26	Home Depot, Inc.	938
5	Inditex S.A., (Spain)	483
5	Limited Brands, Inc.	200
19	Lowe’s Cos., Inc.	441
9	Midas, Inc. (a)	57
17	OfficeMax, Inc. (a)	130
1	Rent-A-Center, Inc.	15
1	Ross Stores, Inc.	58
4	Signet Jewelers Ltd., (Bermuda) (a)	178
2	Staples, Inc.	35
11	TJX Cos., Inc.	559

		6,278

	Textiles, Apparel & Luxury Goods — 0.7%
6	Adidas AG, (Germany)	514
26	Burberry Group plc, (United Kingdom)	606
9	Cie Financiere Richemont S.A., (Switzerland), Class A	603
15	Coach, Inc.	980
6	Deckers Outdoor Corp. (a)	502
63	Li Ning Co., Ltd., (China)	109
20	Liz Claiborne, Inc. (a)	105
4	LVMH Moet Hennessy Louis Vuitton S.A., (France)	737
3	Movado Group, Inc.	46
3	Oxford Industries, Inc.	115
1	Timberland Co. (The), Class A (a)	47
4	Unifi, Inc. (a)	62
1	V.F. Corp.	160
9	Vera Bradley, Inc. (a)	329

		4,915

	Total Consumer Discretionary	55,297

	Consumer Staples — 4.2%
	Beverages — 1.0%
13	Anheuser-Busch InBev N.V., (Belgium)	736
3	Carlsberg A/S, (Denmark), Class B	381
37	Coca-Cola Co. (The)	2,499
6	Coca-Cola Enterprises, Inc.	169
8	Constellation Brands, Inc., Class A (a)	157
5	Diageo plc, (United Kingdom), ADR	401
1	Dr. Pepper Snapple Group, Inc.	21

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Beverages — Continued
16		MGP Ingredients, Inc.	136
2		National Beverage Corp.	35
21		PepsiCo, Inc.	1,501
12		Pernod-Ricard S.A., (France)	1,194

			7,230

		Food & Staples Retailing — 0.7%
1		Arden Group, Inc., Class A	46
15		CVS Caremark Corp.	555
4		Fresh Market, Inc. (The) (a)	163
22		Kroger Co. (The)	554
1		Pantry, Inc. (The) (a)	25
75		Rite Aid Corp. (a)	99
4		Safeway, Inc.	100
30		Shoprite Holdings Ltd., (South Africa)	452
13		Sysco Corp.	401
104		Tesco plc, (United Kingdom)	670
16		Walgreen Co.	679
25		Wal-Mart Stores, Inc.	1,307

			5,051

		Food Products — 0.9%
4		B&G Foods, Inc.	74
15		BRF - Brasil Foods S.A., (Brazil), ADR	253
12		Campbell Soup Co.	408
280		Chaoda Modern Agriculture Holdings Ltd., (Hong Kong)	122
369		Charoen Pokphand Foods PCL, (Thailand), NVDR	355
3		ConAgra Foods, Inc.	81
2		Dole Food Co., Inc. (a)	30
19		General Mills, Inc.	691
9		JM Smucker Co. (The)	650
1		Kellogg Co.	75
8		Kernel Holding S.A., (Ukraine) (a)	230
21		Nestle S.A., (Switzerland)	1,337
8		Smithfield Foods, Inc. (a)	173
9		Tyson Foods, Inc., Class A	181
58		Unilever N.V. CVA, (Netherlands)	1,907

			6,567

		Household Products — 0.7%
—	(h)	Central Garden & Pet Co., Class A (a)	5
11		Colgate-Palmolive Co.	991
2		Energizer Holdings, Inc. (a)	159
9		Kimberly-Clark Corp.	576
52		Procter & Gamble Co. (The)	3,326

			5,057

SHARES		SECURITY DESCRIPTION	VALUE($)

		Personal Products — 0.2%
77		Hengan International Group Co., Ltd., (China)	692
7		Herbalife Ltd., (Cayman Islands)	426
1		Inter Parfums, Inc.	16
5		L’Oreal S.A., (France)	625
2		Nature’s Sunshine Products, Inc. (a)	39
6		Prestige Brands Holdings, Inc. (a)	80

			1,878

		Tobacco — 0.7%
43		British American Tobacco plc, (United Kingdom)	1,898
17		Imperial Tobacco Group plc, (United Kingdom)	569
—	(h)	Japan Tobacco, Inc., (Japan)	1,004
3		Lorillard, Inc.	359
17		Philip Morris International, Inc.	1,142
36		Souza Cruz S.A., (Brazil)	456

			5,428

		Total Consumer Staples	31,211

		Energy — 6.6%
		Energy Equipment & Services — 1.0%
3		Baker Hughes, Inc.	194
44		Cal Dive International, Inc. (a)	264
18		Cameron International Corp. (a)	898
8		Complete Production Services, Inc. (a)	260
2		Dresser-Rand Group, Inc. (a)	97
3		Global Geophysical Services, Inc. (a)	51
1		Gulf Island Fabrication, Inc.	29
4		Halliburton Co.	189
—	(h)	Helmerich & Payne, Inc.	22
6		Hercules Offshore, Inc. (a)	32
3		ION Geophysical Corp. (a)	29
13		National Oilwell Varco, Inc.	1,008
7		Patterson-UTI Energy, Inc.	234
4		Pioneer Drilling Co. (a)	61
42		Schlumberger Ltd.	3,627
4		Technip S.A., (France)	442

			7,437

		Oil, Gas & Consumable Fuels — 5.6%
85		Afren plc, (United Kingdom) (a)	215
4		Anadarko Petroleum Corp. (m)	330
13		Apache Corp. (m)	1,623
93		BG Group plc, (United Kingdom)	2,114
52		BP plc, (United Kingdom)	383
38		Cairn Energy plc, (United Kingdom) (a)	253
4		Chesapeake Energy Corp.	104
42		Chevron Corp.	4,322

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Oil, Gas & Consumable Fuels — Continued
69		China Shenhua Energy Co., Ltd., (China), Class H	328
—	(h)	Clayton Williams Energy, Inc. (a)	24
8		Cloud Peak Energy, Inc. (a)	166
464		CNOOC Ltd., (Hong Kong)	1,093
8		Concho Resources, Inc. (a)	752
13		ConocoPhillips	1,014
12		Delek U.S. Holdings, Inc.	182
26		Devon Energy Corp.	2,044
38		Dragon Oil plc, (United Arab Emirates)	315
16		El Paso Corp.	325
14		Energen Corp.	814
13		Energy Partners Ltd. (a)	198
6		Energy Transfer Equity LP	256
14		EOG Resources, Inc.	1,447
70		Exxon Mobil Corp.	5,713
12		Forest Oil Corp. (a)	309
1		Frontline Ltd., (Bermuda)	21
—	(h)	Gevo, Inc. (a)	3
84		JX Holdings, Inc., (Japan)	564
15		KazMunaiGas Exploration Production, (Kazakhstan), GDR	299
5		KiOR, Inc., Class A (a)	68
9		Lukoil OAO, (Russia), ADR	592
2		Marathon Oil Corp.	118
3		McMoRan Exploration Co. (a)	57
6		Newfield Exploration Co. (a)	401
1		Noble Energy, Inc.	113
12		NuStar GP Holdings LLC	421
22		Occidental Petroleum Corp.	2,259
33		OGX Petroleo e Gas Participacoes S.A., (Brazil) (a)	311
448		PetroChina Co., Ltd., (China), Class H	658
10		Petroleo Brasileiro S.A., (Brazil), ADR	328
12		Petroquest Energy, Inc. (a)	86
1		Pioneer Natural Resources Co.	77
43		PTT PCL, (Thailand)	456
1		Range Resources Corp.	63
98		Royal Dutch Shell plc, (Netherlands), Class A	3,472
11		Sasol Ltd., (South Africa)	564
1		Solazyme, Inc. (a)	21
15		Southwestern Energy Co. (a)	643
5		Stone Energy Corp. (a)	137
2		Swift Energy Co. (a)	78
12		Tatneft, (Russia), ADR	522
27		Teekay Corp., (Canada)	837
21		Total S.A., (France)	1,188

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
35		Tullow Oil plc, (United Kingdom)	703
12		Tupras Turkiye Petrol Rafinerileri A.S., (Turkey)	302
16		VAALCO Energy, Inc. (a)	94
26		Valero Energy Corp.	675
11		W&T Offshore, Inc.	293
24		Williams Cos., Inc. (The)	719
—	(h)	World Fuel Services Corp.	4

			41,471

		Total Energy	48,908

		Financials — 10.1%
		Capital Markets — 1.3%
2		Affiliated Managers Group, Inc. (a) (m)	183
16		Ameriprise Financial, Inc. (m)	940
21		Charles Schwab Corp. (The)	341
35		Credit Suisse Group AG, (Switzerland) (a)	1,372
1		E*Trade Financial Corp. (a)	8
2		Federated Investors, Inc., Class B	52
2		Gladstone Capital Corp.	15
14		Goldman Sachs Group, Inc. (The)	1,889
54		ICAP plc, (United Kingdom)	410
27		Invesco Ltd.	631
1		Janus Capital Group, Inc.	9
11		Lazard Ltd., (Bermuda), Class A	408
185		Man Group plc, (United Kingdom)	703
34		Morgan Stanley	773
2		NGP Capital Resources Co.	18
2		Northern Trust Corp.	74
1		Piper Jaffray Cos. (a)	32
5		Pzena Investment Management, Inc., Class A	29
15		State Street Corp.	679
8		T. Rowe Price Group, Inc.	476
8		TD AMERITRADE Holding Corp.	158
6		W.P. Carey & Co. LLC	227

			9,427

		Commercial Banks — 3.5%
2		1st Source Corp.	37
4		BancFirst Corp.	162
84		Banco Bilbao Vizcaya Argentaria S.A., (Spain)	983
21		Banco do Brasil S.A., (Brazil)	369
1,075		Bank of China Ltd., (China), Class H	526
97		Barclays plc, (United Kingdom)	398
23		BNP Paribas S.A., (France)	1,757
4		Cathay General Bancorp	59
411		China Citic Bank Corp. Ltd., (China), Class H (a)	257
1,093		China Construction Bank Corp., (China), Class H	910

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
192	China Merchants Bank Co., Ltd., (China), Class H	466
4	City Holding Co.	145
18	DGB Financial Group, Inc., (South Korea) (a)	270
39	DnB NOR ASA, (Norway)	541
6	Erste Group Bank AG, (Austria)	315
15	Fifth Third Bancorp	193
4	Financial Institutions, Inc.	62
27	First Commonwealth Financial Corp.	155
7	First Financial Bancorp	124
2	First Interstate Bancsystem, Inc.	24
1	First Merchants Corp.	10
6	FNB Corp.	64
65	Grupo Financiero Banorte S.A.B. de C.V., (Mexico), Class O	293
1	Hampton Roads Bankshares, Inc. (a)	9
10	Hana Financial Group, Inc., (South Korea)	365
3	HDFC Bank Ltd., (India), ADR	441
2	Heartland Financial USA, Inc.	26
117	HSBC Holdings plc, (United Kingdom)	1,168
43	Huntington Bancshares, Inc.	284
678	Industrial & Commercial Bank of China, (China), Class H	517
156	Intesa Sanpaolo S.p.A., (Italy)	416
11	KBC Groep N.V., (Belgium)	425
723	Lloyds Banking Group plc, (United Kingdom) (a)	568
5	M&T Bank Corp.	466
2	MainSource Financial Group, Inc.	13
3	Nara Bancorp, Inc. (a)	25
8	Oriental Financial Group, Inc.	101
9	PNC Financial Services Group, Inc.	525
8	Popular, Inc. (a)	22
20	Powszechna Kasa Oszczednosci Bank Polski S.A., (Poland)	312
2	Sierra Bancorp	23
4	Simmons First National Corp., Class A	108
10	Societe Generale S.A., (France)	573
11	Southwest Bancorp, Inc. (a)	105
70	Standard Chartered plc, (United Kingdom)	1,840
5	Suffolk Bancorp	75
15	Sumitomo Mitsui Financial Group, Inc., (Japan)	465
28	SunTrust Banks, Inc.	735
6	Susquehanna Bancshares, Inc.	46
2	SVB Financial Group (a)	109
10	TCF Financial Corp.	135
69	U.S. Bancorp	1,751
1	UMB Financial Corp.	54

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Banks — Continued
142		UniCredit S.p.A., (Italy)	301
187		Wells Fargo & Co.	5,249
3		West Bancorp, Inc.	24
12		Wilshire Bancorp, Inc. (a)	36
4		Zions Bancorp	93

			25,525

		Consumer Finance — 0.5%
4		Advance America Cash Advance Centers, Inc. (m)	29
28		American Express Co. (m)	1,444
21		Capital One Financial Corp.	1,099
160		Compartamos S.A.B. de C.V., (Mexico)	290
2		Credit Acceptance Corp. (a)	144
17		Discover Financial Services	441
12		Dollar Financial Corp. (a)	265
3		Imperial Holdings, Inc. (a)	35
4		World Acceptance Corp. (a)	249

			3,996

		Diversified Financial Services — 1.2%
69		African Bank Investments Ltd., (South Africa)	350
185		Bank of America Corp.	2,024
87		Citigroup, Inc.	3,611
2		CME Group, Inc.	667
5		Deutsche Boerse AG, (Germany)	390
123		ING Groep N.V. CVA, (Netherlands) (a)	1,518
3		IntercontinentalExchange, Inc. (a)	355
4		Marlin Business Services Corp. (a)	52
5		PHH Corp. (a)	92
1		Portfolio Recovery Associates, Inc. (a)	93

			9,152

		Insurance — 2.4%
19		ACE Ltd., (Switzerland)	1,218
11		Aflac, Inc. (m)	518
4		Allianz SE, (Germany)	571
13		American Equity Investment Life Holding Co. (m)	159
6		American International Group, Inc. (a) (m)	161
6		AON Corp. (m)	313
1		Aspen Insurance Holdings Ltd., (Bermuda)	18
25		AXA S.A., (France)	560
6		Axis Capital Holdings Ltd., (Bermuda)	201
—	(h)	Berkshire Hathaway, Inc., Class A (a)	348
6		Berkshire Hathaway, Inc., Class B (a)	434
3		Cincinnati Financial Corp.	96
17		CNO Financial Group, Inc. (a)	138
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The), (Japan)	341

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — Continued
—	(h)	Delphi Financial Group, Inc., Class A	12
6		Dongbu Insurance Co., Ltd., (South Korea)	313
4		Endurance Specialty Holdings Ltd., (Bermuda)	182
2		Everest Re Group Ltd., (Bermuda)	154
13		Fortegra Financial Corp. (a)	100
23		Genworth Financial, Inc., Class A (a)	240
2		Harleysville Group, Inc.	59
3		Hartford Financial Services Group, Inc.	69
7		Lincoln National Corp.	197
35		Loews Corp.	1,486
3		Meadowbrook Insurance Group, Inc.	31
43		MetLife, Inc.	1,881
2		Navigators Group, Inc. (The) (a)	75
131		Old Mutual plc, (United Kingdom)	279
15		Old Republic International Corp.	174
8		OneBeacon Insurance Group Ltd., Class A	100
5		Platinum Underwriters Holdings Ltd., (Bermuda)	150
8		ProAssurance Corp. (a)	525
7		Protective Life Corp.	157
33		Prudential Financial, Inc.	2,118
96		Prudential plc, (United Kingdom)	1,106
3		RenaissanceRe Holdings Ltd., (Bermuda)	235
105		Sanlam Ltd., (South Africa)	426
23		Sul America S.A., (Brazil)	290
13		Transatlantic Holdings, Inc.	622
18		W.R. Berkley Corp.	587
8		XL Group plc, (Ireland)	171
3		Zurich Financial Services AG, (Switzerland) (a)	643

			17,458

		Real Estate Investment Trusts (REITs) — 0.7%
9		Agree Realty Corp. (m)	201
—	(h)	Alexandria Real Estate Equities, Inc. (m)	18
31		Annaly Capital Management, Inc. (m)	563
12		Anworth Mortgage Asset Corp. (m)	90
7		Ashford Hospitality Trust, Inc.	81
1		Associated Estates Realty Corp.	8
1		AvalonBay Communities, Inc.	95
2		BioMed Realty Trust, Inc.	35
16		Capstead Mortgage Corp.	214
4		CBL & Associates Properties, Inc.	80
1		Colonial Properties Trust	22
26		Cousins Properties, Inc.	218
26		CreXus Investment Corp.	286
10		DCT Industrial Trust, Inc.	50
5		DiamondRock Hospitality Co.	51

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — Continued
2		DuPont Fabros Technology, Inc.	41
2		EastGroup Properties, Inc.	77
4		Education Realty Trust, Inc.	38
1		Equity Lifestyle Properties, Inc.	31
1		Essex Property Trust, Inc.	80
19		Excel Trust, Inc.	206
9		FelCor Lodging Trust, Inc. (a)	47
7		Getty Realty Corp.	184
6		HCP, Inc.	205
3		Health Care REIT, Inc.	168
2		Home Properties, Inc.	110
4		Hospitality Properties Trust	107
11		Host Hotels & Resorts, Inc.	183
17		Lexington Realty Trust	152
7		LTC Properties, Inc.	206
14		MFA Financial, Inc.	110
—	(h)	Mid-America Apartment Communities, Inc.	27
6		Mission West Properties, Inc.	50
19		MPG Office Trust, Inc. (a)	55
4		National Health Investors, Inc.	160
5		Pennsylvania Real Estate Investment Trust	85
6		ProLogis, Inc.	211
2		PS Business Parks, Inc.	99
9		Ramco-Gershenson Properties Trust	108
5		Regency Centers Corp.	230
3		Saul Centers, Inc.	122
2		Simon Property Group, Inc. (m)	198
14		Strategic Hotels & Resorts, Inc. (a)	101
13		Sunstone Hotel Investors, Inc. (a)	120
1		Taubman Centers, Inc.	77

			5,600

		Real Estate Management & Development — 0.4%
15		Brookfield Asset Management, Inc., (Canada), Class A	484
202		China Overseas Land & Investment Ltd., (Hong Kong)	435
170		China Resources Land Ltd., (Hong Kong)	309
180		Guangzhou R&F Properties Co., Ltd., (China), Class H	246
175		Hang Lung Properties Ltd., (Hong Kong)	719
303		Soho China Ltd., (China)	271
21		Sun Hung Kai Properties Ltd., (Hong Kong)	307

			2,771

		Thrifts & Mortgage Finance — 0.1%
3		Astoria Financial Corp.	37

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — Continued
8	Capitol Federal Financial, Inc.	93
6	MGIC Investment Corp. (a)	33
3	OceanFirst Financial Corp.	38
5	Ocwen Financial Corp. (a)	63
25	People’s United Financial, Inc.	329

		593

	Total Financials	74,522

	Health Care — 6.5%
	Biotechnology — 0.9%
3	Achillion Pharmaceuticals, Inc. (a) (m)	25
4	Acorda Therapeutics, Inc. (a) (m)	142
9	Affymax, Inc. (a) (m)	61
7	Alexion Pharmaceuticals, Inc. (a) (m)	313
6	Amgen, Inc. (a) (m)	353
12	Ariad Pharmaceuticals, Inc. (a)	139
7	ArQule, Inc. (a)	42
14	BioCryst Pharmaceuticals, Inc. (a)	54
24	Biogen Idec, Inc. (a)	2,581
9	BioMimetic Therapeutics, Inc. (a)	46
26	Celgene Corp. (a)	1,562
10	Chelsea Therapeutics International Ltd. (a)	53
9	Dendreon Corp. (a)	364
28	Dynavax Technologies Corp. (a)	77
7	Incyte Corp., Ltd. (a)	140
7	Intercell AG, (Austria) (a)	28
3	Ironwood Pharmaceuticals, Inc. (a)	43
3	Medivation, Inc. (a)	67
5	Momenta Pharmaceuticals, Inc. (a)	103
2	Onyx Pharmaceuticals, Inc. (a)	57
2	Pharmasset, Inc. (a)	168
8	Savient Pharmaceuticals, Inc. (a)	58
4	Seattle Genetics, Inc. (a)	78
2	Targacept, Inc. (a)	46

		6,600

	Health Care Equipment & Supplies — 0.7%
3	Baxter International, Inc.	166
10	Becton, Dickinson & Co.	859
2	Cooper Cos., Inc. (The)	182
22	Covidien plc, (Ireland)	1,164
15	Greatbatch, Inc. (a)	408
1	HeartWare International, Inc. (a)	81
4	Immucor, Inc. (a)	90
6	Invacare Corp.	206
3	Kinetic Concepts, Inc. (a)	173

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Equipment & Supplies — Continued
1		Medtronic, Inc.	54
11		Sirona Dental Systems, Inc. (a)	573
14		St. Jude Medical, Inc.	655
10		Thoratec Corp. (a)	342

			4,953

		Health Care Providers & Services — 1.4%
12		Alliance HealthCare Services, Inc. (a) (m)	46
5		American Dental Partners, Inc. (a) (m)	58
3		AMERIGROUP Corp. (a) (m)	233
12		AmerisourceBergen Corp. (m)	513
17		Cardinal Health, Inc.	776
—	(h)	CIGNA Corp.	9
25		Cross Country Healthcare, Inc. (a)	190
10		DaVita, Inc. (a)	863
11		Emeritus Corp. (a)	243
4		Fresenius Medical Care AG & Co. KGaA, (Germany)	319
7		Healthspring, Inc. (a)	339
17		Humana, Inc.	1,376
33		Lincare Holdings, Inc.	951
2		Magellan Health Services, Inc. (a)	131
4		McKesson Corp.	305
11		National Healthcare Corp.	535
18		PharMerica Corp. (a)	232
3		Providence Service Corp. (The) (a)	34
9		Sunrise Senior Living, Inc. (a)	85
4		Team Health Holdings, Inc. (a)	81
48		UnitedHealth Group, Inc.	2,494
3		Universal Health Services, Inc., Class B	170
7		Vanguard Health Systems, Inc. (a)	127
5		WellCare Health Plans, Inc. (a)	231
3		WellPoint, Inc.	252

			10,593

		Health Care Technology — 0.0% (g)
3		ePocrates, Inc. (a)	52

		Life Sciences Tools & Services — 0.3%
46		Affymetrix, Inc. (a) (m)	364
19		Agilent Technologies, Inc. (a) (m)	952
—	(h)	Mettler-Toledo International, Inc. (a)	34
6		Pacific Biosciences of California, Inc. (a)	74
6		Thermo Fisher Scientific, Inc. (a)	402

			1,826

		Pharmaceuticals — 3.2%
40		Abbott Laboratories (m)	2,102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Pharmaceuticals — Continued
20		Aegerion Pharmaceuticals, Inc. (a) (m)	313
6		Allergan, Inc. (m)	491
20		Bayer AG, (Germany)	1,645
17		Bristol-Myers Squibb Co.	481
6		Cadence Pharmaceuticals, Inc. (a)	57
5		Endo Pharmaceuticals Holdings, Inc. (a)	189
81		GlaxoSmithKline plc, (United Kingdom)	1,745
39		Johnson & Johnson	2,588
93		Merck & Co., Inc.	3,288
5		Mylan, Inc. (a)	116
28		Novartis AG, (Switzerland)	1,737
166		Pfizer, Inc.	3,411
5		Roche Holding AG, (Switzerland)	756
2		Sagent Pharmaceuticals, Inc. (a)	59
23		Sanofi, (France)	1,829
18		Shire plc, (Ireland)	561
24		Teva Pharmaceutical Industries Ltd., (Israel), ADR	1,170
16		Valeant Pharmaceuticals International, Inc., (Canada)	852
7		Warner Chilcott plc, (Ireland), Class A	176

			23,566

		Total Health Care	47,590

		Industrials — 6.4%
		Aerospace & Defense — 0.8%
6		Cubic Corp.	296
13		GenCorp, Inc. (a)	82
5		General Dynamics Corp.	373
5		Goodrich Corp.	477
7		HEICO Corp.	394
33		Honeywell International, Inc.	1,939
—	(h)	Huntington Ingalls Industries, Inc. (a)	3
1		ITT Corp.	34
1		L-3 Communications Holdings, Inc.	62
1		Raytheon Co.	54
2		Textron, Inc.	36
2		TransDigm Group, Inc. (a)	182
24		United Technologies Corp.	2,155

			6,087

		Air Freight & Logistics — 0.0% (g)
2		Hub Group, Inc., Class A (a)	57
9		Pacer International, Inc. (a)	43
1		Park-Ohio Holdings Corp. (a)	19

			119

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.1%
3	Alaska Air Group, Inc. (a) (m)	198
19	Hawaiian Holdings, Inc. (a)	108
2	Republic Airways Holdings, Inc. (a)	9
5	Southwest Airlines Co.	59
69	Turk Hava Yollari, (Turkey) (a)	182
10	United Continental Holdings, Inc. (a)	229

		785

	Building Products — 0.2%
11	Daikin Industries Ltd., (Japan)	401
13	Gibraltar Industries, Inc. (a)	149
3	Insteel Industries, Inc.	40
15	JS Group Corp., (Japan)	389
208	Nippon Sheet Glass Co., Ltd., (Japan)	647
6	Quanex Building Products Corp.	91

		1,717

	Commercial Services & Supplies — 0.2%
14	ACCO Brands Corp. (a) (m)	111
7	American Reprographics Co. (a) (m)	50
5	Deluxe Corp.	116
2	G&K Services, Inc., Class A	61
6	Intersections, Inc.	115
16	Knoll, Inc.	321
3	Metalico, Inc. (a)	16
8	R.R. Donnelley & Sons Co.	155
9	Republic Services, Inc.	271
1	Standard Parking Corp. (a)	21
2	Steelcase, Inc., Class A	18

		1,255

	Construction & Engineering — 0.3%
1	Argan, Inc. (a)	6
7	Bouygues S.A., (France)	287
10	EMCOR Group, Inc. (a)	281
14	Fluor Corp.	876
4	GS Engineering & Construction Corp., (South Korea)	428
5	KBR, Inc.	192
1	Samsung Engineering Co., Ltd., (South Korea)	240

		2,310

	Electrical Equipment — 0.8%
57	ABB Ltd., (Switzerland) (a)	1,490
2	Acuity Brands, Inc. (m)	134
11	Emerson Electric Co.	625
9	EnerSys (a)	320
58	Mitsubishi Electric Corp., (Japan)	674

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Electrical Equipment — Continued
5		Nidec Corp., (Japan)	504
9		Schneider Electric S.A., (France)	1,545
334		Teco Electric and Machinery Co., Ltd., (Taiwan)	241
—	(h)	Thomas & Betts Corp. (a)	20

			5,553

		Industrial Conglomerates — 1.0%
13		3M Co.	1,221
18		Bidvest Group Ltd., (South Africa)	401
21		Carlisle Cos., Inc.	1,035
30		Cookson Group plc, (United Kingdom)	321
56		General Electric Co.	1,063
6		Jardine Matheson Holdings Ltd., (Hong Kong)	345
56		KOC Holding A.S., (Turkey)	240
36		Ruukki Group OYJ, (Finland) (a)	84
6		Siemens AG, (Germany)	823
2		SK Holdings Co., Ltd., (South Korea)	401
3		Standex International Corp.	101
4		Tredegar Corp.	77
29		Tyco International Ltd., (Switzerland)	1,430

			7,542

		Machinery — 1.5%
18		Atlas Copco AB, (Sweden), Class A	482
1		Cascade Corp.	62
6		Caterpillar, Inc.	617
7		Cummins, Inc.	692
7		Deere & Co.	544
—	(h)	Donaldson Co., Inc.	19
4		Douglas Dynamics, Inc.	57
2		Eaton Corp.	98
2		Hurco Cos., Inc (a)	58
2		Hyundai Mipo Dockyard, (South Korea)	255
10		Illinois Tool Works, Inc.	576
2		Joy Global, Inc.	156
1		Kadant, Inc. (a)	16
—	(h)	Kennametal, Inc.	20
23		Komatsu Ltd., (Japan)	702
51		Kubota Corp., (Japan)	452
115		Mitsubishi Heavy Industries Ltd., (Japan)	541
4		Mueller Industries, Inc.	167
—	(h)	NACCO Industries, Inc., Class A	39
7		Nordson Corp.	406
29		PACCAR, Inc.	1,469
8		Parker Hannifin Corp.	682
8		Samsung Heavy Industries Co., Ltd., (South Korea)	350

SHARES		SECURITY DESCRIPTION	VALUE($)

		Machinery — Continued
8		Sauer-Danfoss, Inc. (a)	383
2		SMC Corp., (Japan)	415
15		Tata Motors Ltd., (India), ADR	340
4		Timken Co.	176
4		Trimas Corp. (a)	99
7		Wabtec Corp.	439
207		Yangzijiang Shipbuilding Holdings Ltd., (China)	247

			10,559

		Marine — 0.0% (g)
84		U-Ming Marine Transport Corp., (Taiwan)	180

		Professional Services — 0.3%
2		Barrett Business Services, Inc.	23
7		Equifax, Inc.	257
42		Experian plc, (Ireland)	530
4		IHS, Inc., Class A (a)	334
13		School Specialty, Inc. (a)	193
10		SFN Group, Inc. (a)	87
—	(h)	SGS S.A., (Switzerland)	365

			1,789

		Road & Rail — 0.7%
19		Avis Budget Group, Inc. (a)	320
1		Celadon Group, Inc. (a)	18
2		Con-way, Inc.	70
11		CSX Corp.	285
13		East Japan Railway Co., (Japan)	762
5		Heartland Express, Inc.	75
8		J.B. Hunt Transport Services, Inc.	389
31		Norfolk Southern Corp.	2,330
13		Old Dominion Freight Line, Inc. (a)	477
12		Saia, Inc. (a)	202
3		Union Pacific Corp.	362
1		Zipcar, Inc. (a)	14

			5,304

		Trading Companies & Distributors — 0.5%
13		Air Lease Corp. (a) (m)	316
5		Aircastle Ltd.	57
3		Applied Industrial Technologies, Inc.	118
4		GATX Corp.	152
56		Marubeni Corp., (Japan)	372
26		Mitsubishi Corp., (Japan)	655
43		Mitsui & Co., Ltd., (Japan)	738
34		Sumitomo Corp., (Japan)	465
3		TAL International Group, Inc.	117
5		W.W. Grainger, Inc.	753

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Trading Companies & Distributors — Continued
1	WESCO International, Inc. (a)	53

		3,796

	Total Industrials	46,996

	Information Technology — 8.8%
	Communications Equipment — 1.0%
3	Arris Group, Inc. (a)	36
2	Aviat Networks, Inc. (a)	6
4	Black Box Corp.	125
79	Cisco Systems, Inc.	1,239
3	Comtech Telecommunications Corp.	93
5	Emulex Corp. (a)	42
4	Harris Corp.	174
6	InterDigital, Inc.	229
18	JDS Uniphase Corp. (a)	302
35	Juniper Networks, Inc. (a)	1,118
4	Motorola Mobility Holdings, Inc. (a)	98
8	Oplink Communications, Inc. (a)	145
2	Plantronics, Inc.	58
10	Powerwave Technologies, Inc. (a)	28
46	QUALCOMM, Inc.	2,631
7	Riverbed Technology, Inc. (a)	257
49	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	703
8	ZTE Corp., (China), Class H	29

		7,313

	Computers & Peripherals — 1.7%
28	Apple, Inc. (a) (m)	9,322
3	Electronics for Imaging, Inc. (a)	46
42	EMC Corp. (a)	1,148
77	Fujitsu Ltd., (Japan)	440
2	Fusion-io, Inc. (a)	54
13	Hewlett-Packard Co.	458
3	Hypercom Corp. (a)	32
6	Imation Corp. (a)	60
10	NetApp, Inc. (a)	508
7	Quantum Corp. (a)	24
7	SanDisk Corp. (a)	291

		12,383

	Electronic Equipment, Instruments & Components — 1.0%
2	Agilysys, Inc. (a) (m)	20
7	Amphenol Corp., Class A (m)	366
1	Anixter International, Inc. (m)	72
1	Avnet, Inc. (a)	39
18	Brightpoint, Inc. (a)	145

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — Continued
9	Checkpoint Systems, Inc. (a)	164
5	Coherent, Inc. (a)	293
9	Corning, Inc.	166
1	Electro Rent Corp.	22
22	FUJIFILM Holdings Corp., (Japan)	683
190	Hon Hai Precision Industry Co., Ltd., (Taiwan), GDR	1,296
69	Kingboard Chemical Holdings Ltd., (Hong Kong)	321
20	LG Display Co., Ltd., (South Korea), ADR	274
6	Methode Electronics, Inc.	70
5	Murata Manufacturing Co., Ltd., (Japan)	314
1	NeoPhotonics Corp. (a)	3
2	Newport Corp. (a)	33
9	Omron Corp., (Japan)	239
4	Power-One, Inc. (a)	36
75	Premier Farnell plc, (United Kingdom)	299
9	Pulse Electronics Corp.	41
2	RadiSys Corp. (a)	12
47	TE Connectivity Ltd., (Switzerland)	1,726
50	Tripod Technology Corp., (Taiwan)	208
7	Vishay Intertechnology, Inc. (a)	107

		6,949

	Internet Software & Services — 0.3%
1	Ancestry.com, Inc. (a) (m)	21
3	Cornerstone OnDemand, Inc. (a)	60
1	Demand Media, Inc. (a)	12
2	Google, Inc., Class A (a)	987
6	IAC/InterActiveCorp. (a)	214
2	LinkedIn Corp., Class A (a)	189
6	QuinStreet, Inc. (a)	75
2	Responsys, Inc. (a)	32
3	Saba Software, Inc. (a)	22
1	Yahoo! Japan Corp., (Japan)	292

		1,904

	IT Services — 1.1%
10	Accenture plc, (Ireland), Class A	612
2	Alliance Data Systems Corp. (a) (m)	230
16	CGI Group, Inc., (Canada), Class A (a)	388
5	CIBER, Inc. (a)	27
17	Cognizant Technology Solutions Corp., Class A (a)	1,234
2	CSG Systems International, Inc. (a)	44
6	Genpact Ltd., (Bermuda) (a)	109
3	Global Cash Access Holdings, Inc. (a)	10

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		IT Services — Continued
2		Heartland Payment Systems, Inc.	33
9		Infosys Technologies Ltd., (India), ADR	554
18		International Business Machines Corp.	3,007
5		MasterCard, Inc., Class A	1,414
3		ServiceSource International, Inc. (a)	56
—	(h)	TNS, Inc. (a)	7
2		Unisys Corp. (a)	49
8		VeriFone Systems, Inc. (a)	355
1		Visa, Inc., Class A	122

			8,251

		Office Electronics — 0.2%
15		Canon, Inc., (Japan)	699
56		Xerox Corp.	587
9		Zebra Technologies Corp., Class A (a)	381

			1,667

		Semiconductors & Semiconductor Equipment — 1.7%
4		Amkor Technology, Inc. (a) (m)	27
6		Analog Devices, Inc. (m)	221
7		Applied Materials, Inc.	91
3		Applied Micro Circuits Corp. (a)	23
19		ASM Pacific Technology Ltd., (Hong Kong)	258
6		ASML Holding N.V., (Netherlands)	208
2		ATMI, Inc. (a) (m)	33
10		Avago Technologies Ltd., (Singapore)	384
36		Broadcom Corp., Class A (a)	1,219
3		Cirrus Logic, Inc. (a)	51
2		Cymer, Inc. (a)	99
2		DSP Group, Inc. (a)	14
42		Freescale Semiconductor Holdings I Ltd. (a)	778
5		GSI Technology, Inc. (a)	34
12		GT Solar International, Inc. (a)	196
17		Hynix Semiconductor, Inc., (South Korea)	406
53		Infineon Technologies AG, (Germany)	598
3		Integrated Device Technology, Inc. (a)	26
5		KLA-Tencor Corp.	216
3		Kulicke & Soffa Industries, Inc. (a)	38
37		Lam Research Corp. (a)	1,635
5		Lattice Semiconductor Corp. (a)	35
31		LSI Corp. (a)	222
8		LTX-Credence Corp. (a)	72
348		Macronix International, (Taiwan)	214
12		Micrel, Inc.	128
4		Novellus Systems, Inc. (a)	135
4		Photronics, Inc. (a)	34
11		RF Micro Devices, Inc. (a)	65

SHARES		SECURITY DESCRIPTION	VALUE($)

		Semiconductors & Semiconductor Equipment — Continued
2		Rudolph Technologies, Inc. (a)	19
3		Samsung Electronics Co., Ltd., (South Korea)	2,028
2		Semtech Corp. (a)	55
236		Siliconware Precision Industries Co., (Taiwan)	301
88		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,106
4		Texas Instruments, Inc.	120
—	(h)	Veeco Instruments, Inc. (a)	19
47		Xilinx, Inc.	1,722

			12,830

		Software — 1.8%
22		Adobe Systems, Inc. (a) (m)	688
17		Aspen Technology, Inc. (a)	290
9		Autodesk, Inc. (a)	340
11		Autonomy Corp. plc, (United Kingdom) (a)	308
2		Citrix Systems, Inc. (a)	141
6		Concur Technologies, Inc. (a)	275
2		EPIQ Systems, Inc.	33
2		Fair Isaac Corp.	54
7		Fortinet, Inc. (a)	199
2		JDA Software Group, Inc. (a)	52
11		Manhattan Associates, Inc. (a)	362
9		MICROS Systems, Inc. (a)	467
139		Microsoft Corp.	3,609
1		MicroStrategy, Inc., Class A (a)	211
18		Monotype Imaging Holdings, Inc. (a)	259
16		Nuance Communications, Inc. (a)	333
105		Oracle Corp.	3,461
1		Quest Software, Inc. (a)	25
8		RealPage, Inc. (a)	203
—	(h)	Rovi Corp. (a)	8
4		Salesforce.com, Inc. (a)	521
10		SAP AG, (Germany)	614
9		Symantec Corp. (a)	168
9		Taleo Corp., Class A (a)	316
11		TeleNav, Inc. (a)	186
3		TIBCO Software, Inc. (a)	90
7		Websense, Inc. (a)	184

			13,397

		Total Information Technology	64,694

		Materials — 3.5%
		Chemicals — 1.4%
6		Air Products & Chemicals, Inc. (m)	568
7		Albemarle Corp. (m)	484
2		CF Industries Holdings, Inc.	238

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Chemicals — Continued
20	Dow Chemical Co. (The)	733
33	E.I. du Pont de Nemours & Co.	1,786
2	Eastman Chemical Co.	174
7	FMC Corp.	559
98	Formosa Chemicals & Fibre Corp., (Taiwan)	366
15	Georgia Gulf Corp. (a)	366
190	Huabao International Holdings Ltd., (Hong Kong)	173
2	Innophos Holdings, Inc.	89
3	Lanxess AG, (Germany)	287
3	Linde AG, (Germany)	567
5	Minerals Technologies, Inc.	358
3	PolyOne Corp.	43
5	PPG Industries, Inc.	449
3	Rockwood Holdings, Inc. (a)	171
11	Sherwin-Williams Co. (The)	896
10	Shin-Etsu Chemical Co., Ltd., (Japan)	520
4	Solvay S.A., (Belgium)	647
17	Spartech Corp. (a)	105
11	Symrise AG, (Germany)	345
3	Westlake Chemical Corp.	153

		10,077

	Construction Materials — 0.2%
6	Holcim Ltd., (Switzerland) (a)	469
6	Imerys S.A., (France)	429
8	Lafarge S.A., (France)	536
2	Martin Marietta Materials, Inc.	136

		1,570

	Containers & Packaging — 0.1%
3	Ball Corp.	115
1	Boise, Inc.	9
10	Graphic Packaging Holding Co. (a)	54
3	Myers Industries, Inc.	30
7	Rock-Tenn Co., Class A	471

		679

	Metals & Mining — 1.6%
51	Alcoa, Inc. (m)	809
34	BHP Billiton Ltd., (Australia)	1,588
2	Cliffs Natural Resources, Inc.	139
15	Exxaro Resources Ltd., (South Africa)	392
4	First Quantum Minerals Ltd., (Canada)	574
25	Freeport-McMoRan Copper & Gold, Inc.	1,319
27	Glencore International plc, (Switzerland) (a)	214
3	Hecla Mining Co. (a)	22

SHARES		SECURITY DESCRIPTION	VALUE($)

		Metals & Mining — Continued
8		JFE Holdings, Inc., (Japan)	220
7		KGHM Polska Miedz S.A., (Poland) (a)	496
26		Kinross Gold Corp., (Canada)	405
7		Kumba Iron Ore Ltd., (South Africa)	466
20		MMC Norilsk Nickel OJSC, (Russia), ADR	524
9		Noranda Aluminum Holding Corp. (a)	142
6		Rio Tinto Ltd., (Australia)	551
29		Rio Tinto plc, (United Kingdom)	2,069
37		Vale S.A., (Brazil), ADR	1,173
12		Worthington Industries, Inc.	268
27		Xstrata plc, (Switzerland)	606

			11,977

		Paper & Forest Products — 0.2%
3		Buckeye Technologies, Inc.	73
1		Domtar Corp., (Canada)	85
8		MeadWestvaco Corp.	273
3		Neenah Paper, Inc.	73
2		PH Glatfelter Co.	37
25		Stora Enso OYJ, (Finland), Class R	263
22		UPM-Kymmene OYJ, (Finland)	402

			1,206

		Total Materials	25,509

		Telecommunication Services — 2.0%
		Diversified Telecommunication Services — 1.2%
90		AT&T, Inc. (m)	2,822
3		Boingo Wireless, Inc. (a)	26
23		CenturyLink, Inc.	944
15		Chunghwa Telecom Co., Ltd., (Taiwan), ADR	522
8		Consolidated Communications Holdings, Inc.	155
5		Frontier Communications Corp.	40
39		Koninklijke KPN N.V., (Netherlands)	565
10		Nippon Telegraph & Telephone Corp., (Japan)	497
10		Telecom Argentina S.A., (Argentina), ADR	248
64		Verizon Communications, Inc.	2,381
53		Vonage Holdings Corp. (a)	232

			8,432

		Wireless Telecommunication Services — 0.8%
6		America Movil S.A.B. de C.V., (Mexico), Series L, ADR	339
4		American Tower Corp., Class A (a) (m)	213
13		China Mobile Ltd., (Hong Kong)	121
4		Crown Castle International Corp. (a)	164
—	(h)	KDDI Corp., (Japan)	497
21		Mobile Telesystems OJSC, (Russia), ADR	407

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Wireless Telecommunication Services — Continued
14	SK Telecom Co., Ltd., (South Korea), ADR	267
191	Sprint Nextel Corp. (a)	1,032
9	Telephone & Data Systems, Inc.	232
7	USA Mobility, Inc.	105
869	Vodafone Group plc, (United Kingdom)	2,304
11	Vodafone Group plc, (United Kingdom), ADR	294

		5,975

	Total Telecommunication Services	14,407

	Utilities — 1.8%
	Electric Utilities — 0.8%
11	American Electric Power Co., Inc. (m)	409
22	Cia Energetica de Minas Gerais, (Brazil), ADR	458
4	El Paso Electric Co.	136
109	Enel S.p.A, (Italy)	711
9	FirstEnergy Corp.	403
27	NextEra Energy, Inc.	1,551
23	Northeast Utilities	807
11	NV Energy, Inc.	171
4	Portland General Electric Co.	106
8	Progress Energy, Inc.	384
16	Southern Co.	650
2	UniSource Energy Corp.	67

		5,853

	Gas Utilities — 0.4%
5	AGL Resources, Inc. (m)	205
1	Laclede Group, Inc. (The)	49
1	New Jersey Resources Corp.	56
3	Nicor, Inc.	170
14	Oneok, Inc.	1,004
799	Perusahaan Gas Negara PT, (Indonesia)	375
3	Piedmont Natural Gas Co., Inc.	76
115	Snam Rete Gas S.p.A., (Italy)	683
2	Southwest Gas Corp.	69

		2,687

	Independent Power Producers & Energy Traders — 0.0% (g)
3	AES Corp. (The) (a) (m)	36
8	Constellation Energy Group, Inc.	309

		345

	Multi-Utilities — 0.6%
15	CenterPoint Energy, Inc.	286
242	Centrica plc, (United Kingdom)	1,254
9	NorthWestern Corp.	305
8	PG&E Corp.	345

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
31	Sempra Energy	1,619
20	Suez Environnement Co., (France)	394

		4,203

	Total Utilities	13,088

	Total Common Stocks (Cost $361,116)	422,222

Preferred Stocks — 0.5%
	Consumer Discretionary — 0.2%
	Automobiles — 0.2%
8	Volkswagen AG, (Germany)	1,719

	Consumer Staples — 0.1%
	Beverages — 0.1%
18	Cia de Bebidas das Americas, (Brazil), ADR	600

	Financials — 0.1%
	Commercial Banks — 0.1%
25	Banco do Estado do Rio Grande do Sul, (Brazil)	275
22	Itau Unibanco Holding S.A., (Brazil), ADR	516
39	Itausa - Investimentos Itau S.A., (Brazil)	294

	Total Financials	1,085

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
16	Telecomunicacoes de Sao Paulo S.A., (Brazil), ADR	483

	Total Preferred Stocks (Cost $2,937)	3,887

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 1.2%
56	AH Mortgage Advance Trust, Series SART-1, Class A1, 2.630%, 05/10/42 (e) (m)	56
	Ally Auto Receivables Trust,
50	Series 2010-1, Class A3, 1.450%, 05/15/14 (m)	50
67	Series 2010-3, Class A4, 1.550%, 08/17/15 (m)	67
97	Series 2010-4, Class A3, 0.910%, 11/17/14 (m)	97
82	Series 2011-3, Class A3, 0.970%, 08/17/15 (m)	82
53	AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A3, 1.170%, 01/08/16 (m)	53
60	Bank of America Auto Trust, Series 2010-2, Class A3, 1.310%, 07/15/14	60

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
539	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1, Class 1A7, SUB, 3.985%, 11/25/33	514
200	Chrysler Financial Auto Securitization Trust, Series 2010- A, Class A3, 0.910%, 08/08/13	201
150	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	172
	CNH Equipment Trust,
80	Series 2010-A, Class A3, 1.540%, 07/15/14	81
100	Series 2011-A, Class A3, 1.200%, 05/16/16	100
1,156	Credit-Based Asset Servicing and Securitization LLC, Series 2005- CB4, Class AF4, SUB, 5.028%, 08/25/35	1,150
	CS First Boston Mortgage Securities Corp.,
42	Series 2002-HE4, Class AF, 5.510%, 08/25/32	40
67	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	67
100	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	109
1,627	Equity One ABS, Inc., Series 2003-1, Class M1, 4.860%, 07/25/33	1,399
60	Honda Auto Receivables Owner Trust, Series 2011-1, Class A4, 1.800%, 04/17/17	61
	Hyundai Auto Receivables Trust,
65	Series 2010-B, Class A4, 1.630%, 03/15/17	65
57	Series 2011-B, Class A4, 1.650%, 02/15/17	57
	John Deere Owner Trust,
44	Series 2009-B, Class A3, 1.570%, 10/15/13	45
55	Series 2011-A, Class A3, 1.290%, 01/15/16	55
	MASTR Asset Backed Securities Trust,
652	Series 2002-OPT1, Class M3, VAR, 3.711%, 11/25/32	582
250	Series 2005-OPT1, Class M1, VAR, 0.586%, 03/25/35	219
70	Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3, 1.420%, 08/15/14	71
1,205	Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M1, VAR, 1.236%, 05/25/33	983
250	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.636%, 03/25/35	190
1,225	Option One Mortgage Loan Trust, Series 2004-2, Class M2, VAR, 1.761%, 05/25/34	900

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
702	Renaissance Home Equity Loan Trust, Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	642
	Residential Asset Securities Corp.,
300	Series 2005-KS7, Class M1, VAR, 0.626%, 08/25/35	286
200	Series 2005-KS9, Class A3, VAR, 0.556%, 10/25/35	191
93	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	95
180	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.456%, 06/25/35	168

	Total Asset-Backed Securities (Cost $8,832)	8,908

Collateralized Mortgage Obligations — 8.0%
	Agency CMO — 7.2%
332	Federal Home Loan Banks, Series TQ-2015, Class A, 5.065%, 10/20/15	358
420	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	479
	Federal Home Loan Mortgage Corp. REMICS,
7	Series 1087, Class I, 8.500%, 06/15/21	9
7	Series 1136, Class H, 6.000%, 09/15/21	8
206	Series 1617, Class PM, 6.500%, 11/15/23	222
159	Series 1710, Class GH, 8.000%, 04/15/24	194
114	Series 1732, Class K, 6.500%, 05/15/24	124
150	Series 1843, Class Z, 7.000%, 04/15/26	161
189	Series 2033, Class K, 6.050%, 08/15/23	195
1,592	Series 2097, Class PD, 8.000%, 11/15/28	1,950
78	Series 2115, Class PE, 6.000%, 01/15/14	81
405	Series 2378, Class BD, 5.500%, 11/15/31	436
77	Series 2391, Class QR, 5.500%, 12/15/16	82
196	Series 2394, Class MC, 6.000%, 12/15/16	211
241	Series 2405, Class JF, 6.000%, 01/15/17	258
126	Series 2425, Class OB, 6.000%, 03/15/17	136
340	Series 2455, Class GK, 6.500%, 05/15/32	384
99	Series 2457, Class PE, 6.500%, 06/15/32	115
263	Series 2473, Class JZ, 6.500%, 07/15/32	295
33	Series 2503, Class TG, 5.500%, 09/15/17	36
36	Series 2508, Class AQ, 5.500%, 10/15/17	40
153	Series 2515, Class DE, 4.000%, 03/15/32	159
155	Series 2522, Class AH, 5.250%, 02/15/32	160
272	Series 2527, Class BP, 5.000%, 11/15/17	291
148	Series 2531, Class HN, 5.000%, 12/15/17	159
119	Series 2538, Class CB, 5.000%, 12/15/17	127

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
500	Series 2564, Class NK, 5.000%, 02/15/18	543
500	Series 2575, Class PE, 5.500%, 02/15/33	551
500	Series 2586, Class WG, 4.000%, 03/15/33	509
250	Series 2594, Class OL, 5.000%, 04/15/18	274
129	Series 2595, Class HO, 4.500%, 03/15/23	139
186	Series 2617, Class TJ, 4.500%, 08/15/16	188
350	Series 2627, Class KM, 4.500%, 06/15/18	377
625	Series 2636, Class Z, 4.500%, 06/15/18	666
389	Series 2651, Class VZ, 4.500%, 07/15/18	415
180	Series 2657, Class ME, 5.000%, 10/15/22	196
400	Series 2663, Class VQ, 5.000%, 06/15/22	436
200	Series 2685, Class DT, 5.000%, 10/15/23	219
175	Series 2686, Class GC, 5.000%, 10/15/23	192
384	Series 2695, Class DE, 4.000%, 01/15/17	392
500	Series 2699, Class TC, 4.000%, 11/15/18	528
400	Series 2715, Class NG, 4.500%, 12/15/18	435
133	Series 2727, Class PE, 4.500%, 07/15/32	142
423	Series 2733, Class PC, 4.500%, 06/15/28	426
436	Series 2744, Class TU, 5.500%, 05/15/32	468
792	Series 2744, Class VD, 5.500%, 02/15/26	883
272	Series 2748, Class LE, 4.500%, 12/15/17	281
252	Series 2756, Class NA, 5.000%, 02/15/24	276
434	Series 2763, Class PD, 4.500%, 12/15/17	447
150	Series 2764, Class OE, 4.500%, 03/15/19	163
230	Series 2773, Class CD, 4.500%, 04/15/24	247
82	Series 2775, Class WA, 4.500%, 04/15/19	85
19	Series 2778, Class TD, 4.250%, 06/15/33	20
68	Series 2780, Class JA, 4.500%, 04/15/19	73
77	Series 2780, Class JG, 4.500%, 04/15/19	81
500	Series 2780, Class MD, 5.000%, 09/15/31	518
325	Series 2780, Class TH, 5.000%, 09/15/29	334
179	Series 2783, Class AT, 4.000%, 04/15/19	189
121	Series 2809, Class UB, 4.000%, 09/15/17	123
100	Series 2809, Class UC, 4.000%, 06/15/19	106
931	Series 2835, Class HB, 5.500%, 08/15/24	1,021
250	Series 2852, Class NY, 5.000%, 09/15/33	270
455	Series 2864, Class NB, 5.500%, 07/15/33	506
350	Series 2872, Class GC, 5.000%, 11/15/29	362
400	Series 2877, Class AD, 4.000%, 10/15/19	419
150	Series 2899, Class KB, 4.500%, 03/15/19	160
310	Series 2910, Class BE, 4.500%, 12/15/19	336
300	Series 2921, Class MD, 5.000%, 06/15/33	318
89	Series 2922, Class GA, 5.500%, 05/15/34	98
98	Series 2931, Class AM, 4.500%, 07/15/19	103
520	Series 2931, Class DC, 4.000%, 06/15/18	542

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
225	Series 2966, Class NC, 5.000%, 04/15/31	233
300	Series 2988, Class TY, 5.500%, 06/15/25	333
74	Series 2998, Class PK, 5.500%, 07/15/35	75
125	Series 3000, Class PB, 3.900%, 01/15/23	131
500	Series 3028, Class ME, 5.000%, 02/15/34	543
290	Series 3031, Class AG, 5.000%, 02/15/34	315
100	Series 3064, Class OG, 5.500%, 06/15/34	110
119	Series 3077, Class TO, PO, 04/15/35	104
500	Series 3078, Class PD, 5.500%, 07/15/34	549
550	Series 3084, Class BH, 5.500%, 12/15/35	594
330	Series 3098, Class PE, 5.000%, 06/15/34	357
550	Series 3098, Class KG, 5.500%, 01/15/36	594
243	Series 3102, Class CE, 5.500%, 01/15/26	268
395	Series 3106, Class PD, 5.500%, 06/15/34	432
200	Series 3121, Class JD, 5.500%, 03/15/26	222
500	Series 3135, Class JC, 6.000%, 08/15/33	540
300	Series 3151, Class PD, 6.000%, 11/15/34	327
350	Series 3151, Class UC, 5.500%, 08/15/35	384
350	Series 3178, Class PC, 5.500%, 12/15/32	375
500	Series 3184, Class PD, 5.500%, 07/15/34	541
242	Series 3212, Class BK, 5.500%, 09/15/36	265
174	Series 3216, Class JA, 5.500%, 11/15/24	179
214	Series 3261, Class MA, 5.500%, 01/15/17	226
411	Series 3312, Class LB, 5.500%, 11/15/25	436
600	Series 3334, Class CD, 6.000%, 07/15/34	645
235	Series 3334, Class MC, 5.000%, 04/15/33	241
361	Series 3349, Class DP, 6.000%, 09/15/36	402
186	Series 3688, Class GT, VAR, 7.158%, 11/15/46	214
239	Series 3747, Class HI, 4.500%, 07/15/37	38
16	Series 50, Class I, 8.000%, 06/15/20	18
177	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	201
91	Federal National Mortgage Association Interest STRIPS, Series 293, Class 1, PO, 12/01/24	81
	Federal National Mortgage Association REMICS,
12	Series 1990-7, Class B, 8.500%, 01/25/20	13
3	Series 1990-35, Class E, 9.500%, 04/25/20	4
14	Series 1990-76, Class G, 7.000%, 07/25/20	15
40	Series 1990-106, Class J, 8.500%, 09/25/20	45
7	Series 1991-73, Class A, 8.000%, 07/25/21	8
122	Series 1992-112, Class GB, 7.000%, 07/25/22	137
50	Series 1992-195, Class C, 7.500%, 10/25/22	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
62	Series 1997-42, Class PG, 7.000%, 07/18/12	64
171	Series 1998-37, Class VZ, 6.000%, 06/17/28	188
308	Series 1998-66, Class B, 6.500%, 12/25/28	343
204	Series 2002-19, Class PE, 6.000%, 04/25/17	219
367	Series 2002-24, Class AJ, 6.000%, 04/25/17	400
430	Series 2002-55, Class PG, 5.500%, 09/25/32	475
80	Series 2002-63, Class KC, 5.000%, 10/25/17	86
211	Series 2002-63, Class LB, 5.500%, 10/25/17	227
139	Series 2003-21, Class OU, 5.500%, 03/25/33	153
1,000	Series 2003-24, Class BC, 5.000%, 04/25/18	1,082
112	Series 2003-33, Class AC, 4.250%, 03/25/33	118
500	Series 2003-39, Class PG, 5.500%, 05/25/23	554
500	Series 2003-48, Class TC, 5.000%, 06/25/23	545
112	Series 2003-53, Class JL, 5.000%, 12/25/31	117
99	Series 2003-58, Class AD, 3.250%, 07/25/33	101
71	Series 2003-63, Class PE, 3.500%, 07/25/33	74
150	Series 2003-67, Class KE, 5.000%, 07/25/33	158
45	Series 2003-67, Class VQ, 7.000%, 01/25/19	46
195	Series 2003-78, Class B, 5.000%, 08/25/23	212
190	Series 2003-81, Class CB, 4.750%, 09/25/18	200
500	Series 2003-81, Class LC, 4.500%, 09/25/18	538
194	Series 2003-81, Class YC, 5.000%, 09/25/33	203
548	Series 2003-83, Class PG, 5.000%, 06/25/23	591
245	Series 2003-110, Class WA, 4.000%, 08/25/33	257
282	Series 2003-113, Class KA, 4.500%, 11/25/18	296
500	Series 2003-122, Class TE, 5.000%, 12/25/22	546
113	Series 2003-131, Class CH, 5.500%, 01/25/34	123
805	Series 2004-32, Class AY, 4.000%, 05/25/19	861
500	Series 2004-36, Class PC, 5.500%, 02/25/34	551
689	Series 2004-53, Class NC, 5.500%, 07/25/24	733
232	Series 2005-5, Class CK, 5.000%, 01/25/35	244
300	Series 2005-18, Class EG, 5.000%, 03/25/25	324
53	Series 2005-23, Class TG, 5.000%, 04/25/35	57
127	Series 2005-34, Class PC, 5.500%, 06/25/32	132
188	Series 2005-38, Class TB, 6.000%, 11/25/34	209
322	Series 2005-58, Class EP, 5.500%, 07/25/35	352
500	Series 2005-67, Class HG, 5.500%, 01/25/35	554
283	Series 2005-68, Class BC, 5.250%, 06/25/35	309
400	Series 2005-118, Class PN, 6.000%, 01/25/32	434
633	Series 2006-43, Class LB, 5.500%, 04/25/35	695
385	Series 2006-45, Class NW, 5.500%, 01/25/35	423

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
329	Series 2007-65, Class KI, IF, IO, 6.434%, 07/25/37	46
500	Series 2007-79, Class PC, 5.000%, 01/25/32	530
400	Series 2008-65, Class CD, 4.500%, 08/25/23	433
130	Series 2008-68, Class VN, 5.500%, 03/25/27	143
165	Series 2009-37, Class KI, IF, IO, 5.814%, 06/25/39	23
287	Series 2009-50, Class PT, VAR, 5.920%, 05/25/37	314
192	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	31
232	Series 2009-86, Class OT, PO, 10/25/37	191
724	Series 2009-112, Class ST, IF, IO, 6.064%, 01/25/40	92
406	Series 2010-35, Class SB, IF, IO, 6.234%, 04/25/40	59
596	Series 2010-64, Class DM, 5.000%, 06/25/40	635
499	Series 2010-64, Class EH, 5.000%, 10/25/35	533
364	Series 2010-111, Class AE, 5.500%, 04/25/38	390
281	Series 2011-22, Class MA, 6.500%, 04/25/38	321
150	Series 2011-52, Class KB, 5.500%, 06/25/41	165
150	Series 2011-52, Class LB, 5.500%, 06/25/41	164
83	Series G92-35, Class E, 7.500%, 07/25/22	93
260	Federal National Mortgage Association-Aces, Series 2011-M2, Class A2, 3.645%, 07/25/21	261
	Government National Mortgage Association,
270	Series 2005-48, Class CY, 5.000%, 06/20/35	290
235	Series 2005-92, Class CD, 5.000%, 01/20/32	245
330	Series 2006-38, Class SG, IF, IO, 6.464%, 09/20/33	38
400	Series 2006-69, Class MB, 5.500%, 12/20/36	446
308	Series 2007-26, Class SW, IF, IO, 6.014%, 05/20/37	41
250	Series 2008-42, Class PB, 5.500%, 08/20/36	274
128	Series 2008-62, Class SA, IF, IO, 5.964%, 07/20/38	16
278	Series 2008-68, Class PQ, 5.500%, 04/20/38	302
250	Series 2008-71, Class PB, 6.000%, 07/20/37	277
308	Series 2008-76, Class US, IF, IO, 5.714%, 09/20/38	39
467	Series 2008-95, Class DS, IF, IO, 7.114%, 12/20/38	83
302	Series 2009-72, Class SM, IF, IO, 6.064%, 08/16/39	41
644	Series 2009-106, Class ST, IF, IO, 5.814%, 02/20/38	85

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
317	Series 2010-14, Class QP, 6.000%, 12/20/39	346
245	Series 2010-157, Class OP, PO, 12/20/40	190

		52,910

	Non-Agency CMO — 0.8%
622	Banc of America Alternative Loan Trust, Series 2004-9, Class 4A1, 5.500%, 10/25/19	643
250	Banc of America Mortgage Securities, Inc., Series 2003-3, Class 1A7, 5.500%, 05/25/33	256
24	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	24
	Citicorp Mortgage Securities, Inc.,
179	Series 2004-4, Class A4, 5.500%, 06/25/34	187
408	Series 2005-7, Class 1A6, 5.500%, 10/25/35	408
102	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.250%, 09/25/33	107
	Countrywide Alternative Loan Trust,
92	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	93
553	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	529
195	Credit Suisse Mortgage Capital Certificates, Series 2011-7R, Class A1, VAR, 1.436%, 08/28/47 (e)	194
140	CS First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	145
15	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 2.741%, 02/25/35	15
	GSR Mortgage Loan Trust,
147	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	153
52	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	54
	JP Morgan Mortgage Trust,
243	Series 2006-A2, Class 5A3, VAR, 2.961%, 11/25/33	244
123	Series 2007-A1, Class 5A5, VAR, 2.967%, 07/25/35	121
90	MASTR Alternative Loans Trust, Series 2004-5, Class 5A1, 4.750%, 06/25/19	93
28	MASTR Asset Securitization Trust, Series 2003-11, Class 3A1, 4.500%, 12/25/18	28
96	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 0.299%, 08/22/36	93

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	Morgan Stanley Mortgage Loan Trust,
179	Series 2004-3, Class 4A, VAR, 5.650%, 04/25/34	181
297	Series 2004-4, Class 2A, VAR, 6.360%, 09/25/34	296
1,537	Opteum Mortgage Acceptance Corp., Series 2005-3, Class APT, VAR, 0.476%, 07/25/35	1,186
87	PHH Mortgage Capital LLC, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	90
109	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	112
	Residential Accredit Loans, Inc.,
36	Series 2004-QS3, Class CB, 5.000%, 03/25/19	36
49	Series 2004-QS8, Class A12, 5.000%, 06/25/34	49
111	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	115
44	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 5.027%, 12/25/33	44
	WaMu Mortgage Pass-Through Certificates,
75	Series 2003-AR9, Class 1A6, VAR, 2.714%, 09/25/33	71
64	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	66
	Wells Fargo Mortgage-Backed Securities Trust,
69	Series 2004-7, Class 2A2, 5.000%, 07/25/19	71
41	Series 2004-EE, Class 3A1, VAR, 2.880%, 12/25/34	40

		5,744

	Total Collateralized Mortgage Obligations (Cost $55,383)	58,654

Commercial Mortgage-Backed Securities — 0.4%
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
100	Series 2005-3, Class A4, 4.668%, 07/10/43	107
100	Series 2005-3, Class AM, 4.727%, 07/10/43	100
50	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	54
363	Series 2005-6, Class ASB, VAR, 5.367%, 09/10/47	384
300	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	330
150	Series 2006-4, Class A4, 5.634%, 07/10/46	164
100	Series 2006-5, Class A4, 5.414%, 09/10/47	107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
100	Bear Stearns Commercial Mortgage Securities, Series 2006- PW11, Class A4, VAR, 5.620%, 03/11/39	109
140	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	148
150	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	149
200	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	216
200	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class AJ, VAR, 5.457%, 08/12/37	199
100	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.863%, 05/12/39	111
4,792	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.259%, 12/12/49 (e)	64
9,662	Morgan Stanley Capital I, Series 2007-HQ11, Class X, IO, VAR, 0.408%, 02/12/44 (e)	86
150	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.979%, 08/15/39	164
500	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	492

	Total Commercial Mortgage- Backed Securities (Cost $2,873)	2,984

Corporate Bonds — 7.7%
	Consumer Discretionary — 0.6%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
60	4.250%, 03/01/21	60
125	5.000%, 03/30/20	133

		193

	Automobiles — 0.1%
	Daimler Finance North America LLC,
350	1.950%, 03/28/14 (e)	353
100	6.500%, 11/15/13	111

		464

	Hotels, Restaurants & Leisure — 0.0% (g)
60	Darden Restaurants, Inc., 6.800%, 10/15/37	67

	Household Durables — 0.0% (g)
33	Newell Rubbermaid, Inc., 4.700%, 08/15/20	33

	Media — 0.5%
120	CBS Corp., 7.875%, 07/30/30	143
37	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13 (m)	41

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
	Comcast Corp.,
145	4.950%, 06/15/16 (a)	159
200	5.850%, 11/15/15	227
55	6.300%, 11/15/17	64
70	6.400%, 03/01/40	75
100	6.450%, 03/15/37	107
	Cox Communications, Inc.,
125	5.450%, 12/15/14	139
25	8.375%, 03/01/39 (e)	33
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
275	5.000%, 03/01/21	285
150	6.000%, 08/15/40	152
47	Discovery Communications LLC,
	4.375%, 06/15/21	47
	NBCUniversal Media LLC,
200	2.100%, 04/01/14 (e)	203
115	4.375%, 04/01/21 (e)	114
95	5.150%, 04/30/20 (e)	100
	News America, Inc.,
250	6.750%, 01/09/38	268
110	6.900%, 08/15/39	121
120	Omnicom Group, Inc., 4.450%, 08/15/20	119
	Time Warner Cable, Inc.,
115	5.875%, 11/15/40	114
125	7.300%, 07/01/38	145
120	8.750%, 02/14/19	153
155	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	198
	Time Warner, Inc.,
110	6.250%, 03/29/41	114
110	6.500%, 11/15/36	117
250	7.625%, 04/15/31 (m)	300

		3,538

	Multiline Retail — 0.0% (g)
200	Target Corp., 7.000%, 01/15/38	239

	Specialty Retail — 0.0% (g)
115	Home Depot, Inc., 5.950%, 04/01/41	118

	Total Consumer Discretionary	4,652

	Consumer Staples — 0.5%
	Beverages — 0.1%
100	Anheuser-Busch Cos., Inc., 7.550%, 10/01/30 (m)	124

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Beverages — Continued
355	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 01/15/20 (m)	391
150	Coca-Cola Co. (The), 4.875%, 03/15/19	166
150	PepsiCo, Inc., 3.125%, 11/01/20	142

		823

	Food & Staples Retailing — 0.1%
100	CVS Caremark Corp., 4.125%, 05/15/21	97
	CVS Pass-Through Trust,
139	6.943%, 01/10/30	156
44	7.507%, 01/10/32 (e)	52
105	Delhaize Group S.A., (Belgium), 5.700%, 10/01/40	98
	Kroger Co. (The),
25	5.400%, 07/15/40	24
150	6.400%, 08/15/17	176
	Wal-Mart Stores, Inc.,
150	5.000%, 10/25/40	141
90	6.200%, 04/15/38	100

		844

	Food Products — 0.2%
	Bunge Ltd. Finance Corp.,
100	5.875%, 05/15/13	107
100	8.500%, 06/15/19	122
150	Cargill, Inc., 6.000%, 11/27/17 (e)	173
71	General Mills, Inc., 6.000%, 02/15/12 (m)	73
66	Kellogg Co., 3.250%, 05/21/18	66
	Kraft Foods, Inc.,
528	5.375%, 02/10/20	577
100	6.500%, 08/11/17	118
100	7.000%, 08/11/37	116

		1,352

	Tobacco — 0.1%
260	Altria Group, Inc., 4.750%, 05/05/21 (m)	260
190	Philip Morris International, Inc., 5.650%, 05/16/18	214

		474

	Total Consumer Staples	3,493

	Energy — 0.5%
	Energy Equipment & Services — 0.1%
195	Ensco plc, (United Kingdom), 4.700%, 03/15/21	197
125	Halliburton Co., 8.750%, 02/15/21	167

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
50	Transocean, Inc., (Cayman Islands), 6.500%, 11/15/20	56

		420

	Oil, Gas & Consumable Fuels — 0.4%
50	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31 (m)	58
	Anadarko Petroleum Corp.,
125	5.950%, 09/15/16 (m)	141
95	6.375%, 09/15/17 (m)	109
	Apache Corp.,
100	5.250%, 02/01/42 (m)	98
100	6.000%, 09/15/13 (m)	111
100	6.900%, 09/15/18 (m)	121
	Canadian Natural Resources Ltd., (Canada),
165	4.900%, 12/01/14	182
150	5.900%, 02/01/18	171
200	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	217
245	ConocoPhillips, 6.500%, 02/01/39	286
100	Devon Energy Corp., 6.300%, 01/15/19	118
175	Encana Corp., (Canada), 6.625%, 08/15/37	188
	Energy Transfer Partners LP,
130	4.650%, 06/01/21	127
105	6.050%, 06/01/41	102
90	ONEOK Partners LP, 6.125%, 02/01/41	92
	Shell International Finance B.V., (Netherlands),
100	4.300%, 09/22/19	105
125	5.500%, 03/25/40	131
	Suncor Energy, Inc., (Canada),
100	6.100%, 06/01/18	114
160	6.500%, 06/15/38	175
5	6.850%, 06/01/39	5
	Total Capital S.A., (France),
60	2.300%, 03/15/16	60
213	4.125%, 01/28/21	215
100	Valero Energy Corp., 6.625%, 06/15/37	104

		3,030

	Total Energy	3,450

	Financials — 3.4%
	Capital Markets — 0.7%
	Bank of New York Mellon Corp. (The),
100	2.950%, 06/18/15	103
100	4.150%, 02/01/21	100
100	BlackRock, Inc., 6.250%, 09/15/17	116

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Capital Markets — Continued
40	Charles Schwab Corp. (The), 4.950%, 06/01/14	44
500	Credit Suisse USA, Inc., 5.125%, 01/15/14	542
	Goldman Sachs Group, Inc. (The),
35	3.625%, 02/07/16	35
121	3.700%, 08/01/15	123
375	4.750%, 07/15/13	396
250	5.375%, 03/15/20	258
25	5.950%, 01/18/18	27
130	6.150%, 04/01/18	142
200	6.250%, 02/01/41	202
100	7.500%, 02/15/19	116
100	Jefferies Group, Inc., 8.500%, 07/15/19	118
205	Lehman Brothers Holdings Capital Trust VII, 5.857%, 05/31/12 (d) (f) (i) (x)	—	(h)
450	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12 (d)	117
	Macquarie Group Ltd., (Australia),
80	6.250%, 01/14/21 (e)	80
100	7.300%, 08/01/14 (e)	112
	Merrill Lynch & Co., Inc.,
100	6.400%, 08/28/17	109
100	6.875%, 04/25/18	111
	Morgan Stanley,
270	3.450%, 11/02/15	267
200	5.450%, 01/09/17	212
125	5.625%, 09/23/19	128
500	5.750%, 10/18/16	531
100	5.750%, 01/25/21	101
175	6.000%, 05/13/14	191
70	6.625%, 04/01/18	77
	Nomura Holdings, Inc., (Japan),
100	5.000%, 03/04/15	106
100	6.700%, 03/04/20	109
150	UBS AG, (Switzerland), 5.750%, 04/25/18	163

		4,736

	Commercial Banks — 1.1%
100	Australia & New Zealand Banking Group Ltd., (Australia), 4.875%, 01/12/21 (e)	101
	Bank of Nova Scotia, (Canada),
49	3.400%, 01/22/15	51
150	4.375%, 01/13/21	154
	Barclays Bank plc, (United Kingdom),
300	5.200%, 07/10/14	325
100	6.750%, 05/22/19	112

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
363	BB&T Corp., 2.050%, 04/28/14	367
250	BNP Paribas S.A., (France), 3.250%, 03/11/15	254
300	BPCE S.A., (France), 2.375%, 10/04/13 (e)	305
150	Branch Banking & Trust Co., 4.875%, 01/15/13	158
255	Credit Suisse, (Switzerland), 6.000%, 02/15/18	275
120	Deutsche Bank AG, (Germany), 3.250%, 01/11/16	122
200	DnB NOR Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	198
	Fifth Third Bancorp,
200	3.625%, 01/25/16	202
100	6.250%, 05/01/13	108
	HSBC Bank plc, (United Kingdom),
200	1.625%, 07/07/14 (e)	200
300	4.750%, 01/19/21 (e)	300
270	HSBC Holdings plc, (United Kingdom), 5.100%, 04/05/21	277
	ING Bank N.V., (Netherlands),
200	2.000%, 10/18/13 (e)	199
200	4.000%, 03/15/16 (e)	203
200	Intesa Sanpaolo S.p.A., (Italy), 3.625%, 08/12/15 (e)	195
150	KeyCorp, 6.500%, 05/14/13	163
130	Lloyds TSB Bank plc, (United Kingdom), 6.375%, 01/21/21	135
250	National City Corp., 4.900%, 01/15/15	273
	Rabobank Nederland N.V., (Netherlands),
35	2.125%, 10/13/15	35
120	4.500%, 01/11/21	122
185	Royal Bank of Scotland plc (The), (United Kingdom), 4.875%, 03/16/15	192
200	Societe Generale S.A., (France), 5.200%, 04/15/21 (e)	196
310	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	341
300	SunTrust Banks, Inc., 5.000%, 09/01/15	323
	Svenska Handelsbanken AB, (Sweden),
105	4.875%, 06/10/14 (e)	113
100	5.125%, 03/30/20 (e)	105
	U.S. Bancorp,
120	2.450%, 07/27/15	121
67	4.125%, 05/24/21	67
50	UnionBanCal Corp., 5.250%, 12/16/13	54
300	Wachovia Bank N.A., 5.600%, 03/15/16	325

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
	Wachovia Corp.,
250	5.500%, 05/01/13	269
200	5.750%, 02/01/18	221
	Wells Fargo & Co.,
490	3.676%, 06/15/16	503
300	6.375%, 08/01/11 (m)	302
100	Westpac Banking Corp., (Australia), 4.200%, 02/27/15	106

		8,072

	Consumer Finance — 0.3%
250	American Express Co., 7.000%, 03/19/18 (m)	294
150	American Honda Finance Corp., 7.625%, 10/01/18 (e)	185
	Capital One Bank USA N.A.,
450	6.500%, 06/13/13	491
250	8.800%, 07/15/19	306
	HSBC Finance Corp.,
100	5.000%, 06/30/15	108
300	VAR, 0.528%, 01/15/14	295
85	RCI Banque S.A., (France), 4.600%, 04/12/16 (e)	87

		1,766

	Diversified Financial Services — 0.8%
20	AngloGold Ashanti Holdings plc, (United Kingdom), 5.375%, 04/15/20 (m)	20
	Bank of America Corp.,
130	3.625%, 03/17/16	130
240	4.500%, 04/01/15	251
130	5.625%, 07/01/20	134
585	5.650%, 05/01/18	617
500	7.625%, 06/01/19	579
175	BP Capital Markets plc, (United Kingdom), 5.250%, 11/07/13	190
100	Caterpillar Financial Services Corp., 7.150%, 02/15/19	123
	Citigroup, Inc.,
36	4.587%, 12/15/15	38
85	4.750%, 05/19/15	90
644	5.000%, 09/15/14	675
440	5.375%, 08/09/20	459
380	5.500%, 10/15/14	413
200	8.500%, 05/22/19	248
65	CME Group, Inc., 5.750%, 02/15/14	72
35	ERAC USA Finance LLC, 4.500%, 08/16/21 (e)	35

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
	General Electric Capital Corp.,
225	2.250%, 11/09/15	221
100	4.375%, 09/16/20	99
200	4.625%, 01/07/21	201
150	5.625%, 05/01/18	164
350	5.875%, 01/14/38	354
550	5.875%, 02/15/12 (m)	569
76	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	76
200	Hutchison Whampoa International 03/13 Ltd., (Cayman Islands), 6.500%, 02/13/13 (e)	215
100	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	138
55	Xstrata Finance Canada Ltd., (Canada), 5.800%, 11/15/16 (e)	62

		6,173

	Insurance — 0.4%
100	ACE INA Holdings, Inc., 5.875%, 06/15/14 (m)	112
100	Aflac, Inc., 8.500%, 05/15/19 (m)	122
350	Allstate Corp. (The), 6.125%, 02/15/12 (m)	362
355	American International Group, Inc., 6.400%, 12/15/20 (m)	382
	AON Corp.,
53	3.125%, 05/27/16 (m)	53
28	6.250%, 09/30/40 (m)	29
93	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	97
100	Berkshire Hathaway Finance Corp., 5.400%, 05/15/18	111
	CNA Financial Corp.,
15	5.850%, 12/15/14	16
30	5.875%, 08/15/20	31
100	6.500%, 08/15/16	112
110	Hartford Financial Services Group, Inc., 6.625%, 03/30/40	112
25	Lincoln National Corp., 4.850%, 06/24/21	25
	MetLife, Inc.,
180	4.750%, 02/08/21	184
75	6.750%, 06/01/16	87
	Metropolitan Life Global Funding I,
100	3.125%, 01/11/16 (e)	101
100	5.125%, 04/10/13 (e)	107
135	Nationwide Financial Services, 5.375%, 03/25/21 (e)	135

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Insurance — Continued
100	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	124
100	New York Life Global Funding, 5.375%, 09/15/13 (e)	109
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	65
100	Principal Life Income Funding Trusts, 5.100%, 04/15/14	109
370	Prudential Financial, Inc., 7.375%, 06/15/19	439
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	94

		3,118

	Real Estate Investment Trusts (REITs) — 0.1%
110	Camden Property Trust, 4.625%, 06/15/21	108
60	CommonWealth REIT, 6.650%, 01/15/18	67
40	Duke Realty LP, 6.750%, 03/15/20	45
225	HCP, Inc., 5.375%, 02/01/21	232
125	Mack-Cali Realty LP, 7.750%, 08/15/19	150
	Simon Property Group LP,
17	5.650%, 02/01/20	19
100	6.125%, 05/30/18	112
150	Ventas Realty LP/Ventas Capital Corp., 4.750%, 06/01/21	146

		879

	Thrifts & Mortgage Finance — 0.0% (g)
190	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e)	197

	Total Financials	24,941

	Health Care — 0.2%
	Biotechnology — 0.0% (g)
	Amgen, Inc.,
150	4.100%, 06/15/21 (m)	149
100	5.650%, 06/15/42 (m)	100
190	Gilead Sciences, Inc., 4.500%, 04/01/21	190

		439

	Health Care Providers & Services — 0.1%
100	Coventry Health Care, Inc., 5.450%, 06/15/21	102
175	Express Scripts, Inc., 3.125%, 05/15/16	176
40	McKesson Corp., 6.000%, 03/01/41	43
100	Medco Health Solutions, Inc., 7.125%, 03/15/18	117
75	Roche Holdings, Inc., 7.000%, 03/01/39 (e)	91
135	UnitedHealth Group, Inc., 5.700%, 10/15/40	133

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
100	WellPoint, Inc., 5.800%, 08/15/40	102

		764

	Pharmaceuticals — 0.1%
175	Abbott Laboratories, 5.300%, 05/27/40 (m)	176
150	Pharmacia Corp., 6.500%, 12/01/18	177
200	Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, (Netherlands Antilles), 3.000%, 06/15/15	206
85	Watson Pharmaceuticals, Inc., 6.125%, 08/15/19	96

		655

	Total Health Care	1,858

	Industrials — 0.5%
	Aerospace & Defense — 0.1%
100	Honeywell International, Inc., 4.250%, 03/01/21	103
200	Lockheed Martin Corp., 4.250%, 11/15/19	205
100	Northrop Grumman Corp., 5.050%, 08/01/19	108
180	United Technologies Corp., 5.400%, 05/01/35	188

		604

	Airlines — 0.0% (g)
23	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21 (m)	23
95	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	97
118	Delta Air Lines 2007-1 Class A Pass-Through Trust, 6.821%, 08/10/22	122
20	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	20
17	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	17

		279

	Commercial Services & Supplies — 0.0% (g)
	Waste Management, Inc.,
37	4.600%, 03/01/21	38
100	4.750%, 06/30/20	104

		142

	Industrial Conglomerates — 0.1%
61	Danaher Corp., 3.900%, 06/23/21	61
180	General Electric Co., 5.250%, 12/06/17	199
40	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	45
35	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	44

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Industrial Conglomerates — Continued
70	Tyco International Ltd./Tyco International Finance S.A., (Switzerland), 7.000%, 12/15/19	83

		432

	Machinery — 0.0% (g)
	Caterpillar, Inc.,
100	3.900%, 05/27/21	100
155	5.200%, 05/27/41	155

		255

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
500	4.100%, 06/01/21	496
100	5.650%, 05/01/17	113
30	5.750%, 05/01/40	31
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	232
150	CSX Corp., 7.375%, 02/01/19	183
350	Norfolk Southern Corp., 7.050%, 05/01/37	425
	Ryder System, Inc.,
43	3.500%, 06/01/17	43
20	3.600%, 03/01/16	21
218	Union Pacific Corp., 4.163%, 07/15/22 (e)	214
100	United Parcel Service of America, Inc., 8.375%, 04/01/20	135

		1,893

	Total Industrials	3,605

	Information Technology — 0.3%
	Communications Equipment — 0.0% (g)
	Cisco Systems, Inc.,
100	4.450%, 01/15/20	104
200	5.500%, 01/15/40	200

		304

	Computers & Peripherals — 0.1%
160	Dell, Inc., 4.625%, 04/01/21	163
195	Hewlett-Packard Co., 4.300%, 06/01/21	197

		360

	Electronic Equipment, Instruments & Components — 0.0% (g)
150	Arrow Electronics, Inc., 6.000%, 04/01/20	160

	Internet Software & Services — 0.0% (g)
100	eBay, Inc., 3.250%, 10/15/20	93

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	IT Services — 0.0% (g)
75	HP Enterprise Services LLC, 6.000%, 08/01/13	83
100	International Business Machines Corp., 5.700%, 09/14/17	116

		199

	Office Electronics — 0.1%
	Pitney Bowes, Inc.,
150	4.875%, 08/15/14	161
50	5.000%, 03/15/15	54
	Xerox Corp.,
150	4.500%, 05/15/21	148
100	5.625%, 12/15/19	110

		473

	Semiconductors & Semiconductor Equipment — 0.0% (g)
92	Texas Instruments, Inc., 2.375%, 05/16/16	92

	Software — 0.1%
87	Microsoft Corp., 5.300%, 02/08/41	89
	Oracle Corp.,
55	3.875%, 07/15/20 (e)	55
100	5.250%, 01/15/16	113
75	5.750%, 04/15/18	86
170	6.125%, 07/08/39	189

		532

	Total Information Technology	2,213

	Materials — 0.2%
	Chemicals — 0.1%
38	Dow Chemical Co. (The), 4.250%, 11/15/20	37
150	E.I. du Pont de Nemours & Co., 6.000%, 07/15/18	173
100	PPG Industries, Inc., 9.000%, 05/01/21	131
100	Praxair, Inc., 5.200%, 03/15/17	114
150	Union Carbide Corp., 7.750%, 10/01/96	163

		618

	Metals & Mining — 0.1%
125	ArcelorMittal, (Luxembourg), 6.750%, 03/01/41	124
170	Barrick Gold Corp., (Canada), 2.900%, 05/30/16 (e)	170
50	Barrick North America Finance LLC, 5.700%, 05/30/41 (e)	49
	BHP Billiton Finance USA Ltd., (Australia),
75	5.500%, 04/01/14	83
35	6.500%, 04/01/19	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Metals & Mining — Continued
	Rio Tinto Finance USA Ltd., (Australia),
150	2.500%, 05/20/16	150
19	3.500%, 11/02/20	18
100	4.125%, 05/20/21	100
35	8.950%, 05/01/14	42
105	Teck Resources Ltd., (Canada), 6.250%, 07/15/41	106
	Vale Overseas Ltd., (Cayman Islands),
150	4.625%, 09/15/20	149
105	5.625%, 09/15/19	112
60	6.875%, 11/21/36	65

		1,210

	Total Materials	1,828

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.4%
	AT&T, Inc.,
105	4.450%, 05/15/21 (m)	107
250	4.850%, 02/15/14 (m)	271
6	5.350%, 09/01/40	6
335	6.300%, 01/15/38 (m)	355
250	BellSouth Corp., 6.000%, 10/15/11 (m)	254
100	British Telecommunications plc, (United Kingdom), 9.875%, 12/15/30	137
210	Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/18	273
100	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	118
	Telecom Italia Capital S.A., (Luxembourg),
150	6.175%, 06/18/14	161
105	7.721%, 06/04/38	105
	Telefonica Emisiones SAU, (Spain),
145	5.462%, 02/16/21	147
100	6.221%, 07/03/17	110
	Verizon Communications, Inc.,
100	4.600%, 04/01/21	103
110	6.100%, 04/15/18	126
115	6.350%, 04/01/19	134
335	8.750%, 11/01/18	436

		2,843

	Wireless Telecommunication Services — 0.1%
240	America Movil S.A.B. de C.V., (Mexico), 5.000%, 03/30/20 (m)	250
100	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	102

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — Continued
125	Vodafone Group plc, (United Kingdom), 5.625%, 02/27/17	140

		492

	Total Telecommunication Services	3,335

	Utilities — 1.0%
	Electric Utilities — 0.6%
100	Appalachian Power Co., 4.600%, 03/30/21 (m)	101
100	Carolina Power & Light Co., 5.125%, 09/15/13	109
90	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	100
200	Commonwealth Edison Co., 1.625%, 01/15/14	201
	Consolidated Edison Co. of New York, Inc.,
215	5.850%, 04/01/18	247
50	6.300%, 08/15/37	56
500	Duke Energy Carolinas LLC, 6.250%, 01/15/12 (m)	515
130	Duke Energy Corp., 5.050%, 09/15/19	140
100	Enel Finance International N.V., (Luxembourg), 5.125%, 10/07/19 (e)	101
140	Entergy Arkansas, Inc., 3.750%, 02/15/21	133
94	Exelon Generation Co. LLC, 5.750%, 10/01/41	89
60	FirstEnergy Corp., 7.375%, 11/15/31	68
50	Florida Power & Light Co., 5.950%, 10/01/33	55
	Georgia Power Co.,
145	3.000%, 04/15/16	148
200	4.250%, 12/01/19	209
80	5.650%, 03/01/37	83
35	Great Plains Energy, Inc., 4.850%, 06/01/21	35
100	Indiana Michigan Power Co., 7.000%, 03/15/19	119
210	LG&E & KU Energy LLC, 2.125%, 11/15/15 (e)	205
	Nevada Power Co.,
75	5.375%, 09/15/40	74
34	5.450%, 05/15/41	34
50	6.500%, 08/01/18	58
80	Nisource Finance Corp., 5.950%, 06/15/41	78
60	Oglethorpe Power Corp., 5.375%, 11/01/40	58
85	Oncor Electric Delivery Co. LLC, 5.250%, 09/30/40	81
100	Pacific Gas & Electric Co., 6.050%, 03/01/34	106
10	PacifiCorp, 5.650%, 07/15/18	11
200	Pennsylvania Electric Co., 6.050%, 09/01/17	224

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
125	PPL WEM Holdings plc, (United Kingdom), 5.375%, 05/01/21 (e)	130
117	Progress Energy, Inc., 4.400%, 01/15/21	118
188	PSEG Power LLC, 5.125%, 04/15/20	197
22	Public Service Co. of Colorado, 3.200%, 11/15/20	21
20	San Diego Gas & Electric Co., 5.350%, 05/15/40	21
	Southern California Edison Co.,
40	4.500%, 09/01/40	36
100	5.500%, 08/15/18	114
100	6.650%, 04/01/29	115
200	Southwestern Public Service Co., 8.750%, 12/01/18	257

		4,447

	Gas Utilities — 0.2%
	AGL Capital Corp.,
100	5.250%, 08/15/19 (m)	107
18	5.875%, 03/15/41 (m)	19
150	ANR Pipeline Co., 9.625%, 11/01/21 (m)	212
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21 (e)	87
	DCP Midstream LLC,
140	5.350%, 03/15/20 (e)	148
60	9.750%, 03/15/19 (e)	79
	Enterprise Products Operating LLC,
40	6.450%, 09/01/40	42
150	6.650%, 04/15/18	175
50	7.550%, 04/15/38	60
150	9.750%, 01/31/14	179
	Kinder Morgan Energy Partners LP,
70	6.375%, 03/01/41	72
50	6.500%, 09/01/39	52
	Plains All American Pipeline LP/PAA Finance Corp.,
115	3.950%, 09/15/15	120
165	5.750%, 01/15/20	179
160	Rockies Express Pipeline LLC, 3.900%, 04/15/15 (e)	162

		1,693

	Multi-Utilities — 0.2%
	Dominion Resources, Inc.,
235	5.200%, 08/15/19	256
210	6.250%, 06/30/12 (m)	221

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
40	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12 (m)	44
	MidAmerican Energy Holdings Co.,
100	5.750%, 04/01/18	112
120	6.125%, 04/01/36	129
35	6.500%, 09/15/37	40
100	Sempra Energy, 9.800%, 02/15/19	134
95	Xcel Energy, Inc., 4.700%, 05/15/20	99

		1,035

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
120	6.085%, 10/15/17 (m)	138
100	6.593%, 10/15/37 (m)	108

		246

	Total Utilities	7,421

	Total Corporate Bonds (Cost $56,004)	56,796

Foreign Government Securities — 0.0% (g)
100	Province of Ontario, (Canada), 2.950%, 02/05/15	105
60	United Mexican States, (Mexico), 6.375%, 01/16/13	65

	Total Foreign Government Securities (Cost $160)	170

SHARES
Investment Companies — 13.2%
23	Cohen & Steers Infrastructure Fund, Inc.	411
2,687	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	22,004
902	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	22,140
4,817	JPMorgan High Yield Fund, Class R6 Shares (b)	39,454
658	JPMorgan International Realty Fund, Select Class Shares (b)	6,490
602	JPMorgan Realty Income Fund, Institutional Class Shares (b)	6,261

	Total Investment Companies (Cost $77,989)	96,760

PRINCIPAL AMOUNT($)
Mortgage Pass-Through Securities — 0.9%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
176	5.500%, 02/01/24	191

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
47	6.000%, 04/01/14	51
11	6.500%, 03/01/13 - 06/01/13	11
8	7.000%, 06/01/13	8
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
180	6.500%, 11/01/22 - 03/01/26	203
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
499	4.500%, 05/01/41	516
103	6.000%, 12/01/36	114
4	6.500%, 02/01/26	5
4	7.000%, 02/01/26	5
21	7.500%, 05/01/26 - 08/01/27	24
16	8.000%, 04/01/25 - 05/01/25	19
11	8.500%, 07/01/26	14
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
28	7.000%, 12/01/14 - 03/01/16	30
	Federal National Mortgage Association, 15 Year, Single Family,
50	4.500%, 05/01/19	53
59	5.000%, 10/01/19	64
548	6.000%, 01/01/14 - 01/01/24	600
30	6.500%, 04/01/13	31
11	7.000%, 06/01/13	11
	Federal National Mortgage Association, 30 Year, Single Family,
333	5.000%, 03/01/36	355
634	6.000%, 12/01/32 - 04/01/35	704
659	6.500%, 02/01/26 - 10/01/38	747
251	7.000%, 03/01/26 - 04/01/37	289
34	7.500%, 05/01/26 - 11/01/26	40
55	8.000%, 11/01/22 - 06/01/24	64
29	8.500%, 11/01/18	32
24	9.000%, 08/01/24	29
	Federal National Mortgage Association, Other,
148	2.573%, 10/01/17	144
200	3.482%, 11/01/20	195
150	3.590%, 10/01/20	149
200	3.596%, 12/01/20	196
249	3.937%, 01/01/19	255
300	4.474%, 04/01/21	320
247	4.515%, 02/01/20	259
299	4.794%, 01/01/21	316
	Government National Mortgage Association II, 30 Year, Single Family,
10	8.000%, 07/20/28	12

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
50	8.500%, 09/20/25	60
37	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 09/15/13	38
	Government National Mortgage Association, 30 Year, Single Family,
75	6.500%, 01/15/24 - 03/15/28	85
117	7.000%, 04/15/24 - 05/15/26	136
22	7.500%, 06/15/25 - 05/15/26	25
36	8.000%, 04/15/24 - 09/15/27	42
93	8.500%, 06/15/22 - 12/15/22	111
3	10.000%, 07/15/18	4

	Total Mortgage Pass-Through Securities (Cost $6,301)	6,557

Municipal Bonds — 0.1%
	Illinois — 0.0% (g)
115	State of Illinois, GO, 5.877%, 03/01/19	119

	New York — 0.0% (g)
35	New York State Dormitory Authority, Build America Bonds, Rev., 5.600%, 03/15/40	36
150	Port Authority of New York & New Jersey, Taxable Construction 164th, Rev., 5.647%, 11/01/40	153

		189

	Ohio — 0.1%
210	American Municipal Power, Inc., Build America Bonds, Series B, Class B, Rev., 7.499%, 02/15/50 (m)	237

	Total Municipal Bonds (Cost $510)	545

U.S. Government Agency Securities — 0.0% (g)
	Tennessee Valley Authority,
44	4.625%, 09/15/60	41
65	5.250%, 09/15/39	69

	Total U.S. Government Agency Securities (Cost $108)	110

U.S. Treasury Obligations — 5.4%
	U.S. Treasury Bonds,
5,000	5.375%, 02/15/31 (m)	5,860
8,000	6.250%, 08/15/23 (m)	10,149
3,000	U.S. Treasury Bonds STRIPS, 08/15/16 (m)	2,722
	U.S. Treasury Notes,
35	0.625%, 06/30/12 (m)	35
80	0.750%, 11/30/11	80
6,125	0.875%, 01/31/12 (m)	6,152
185	1.000%, 05/15/14 (m)	186
1,115	1.375%, 10/15/12 (m)	1,130

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
885	1.375%, 11/15/12 (m)	898
600	1.750%, 05/31/16 (m)	601
150	2.000%, 04/30/16 (m)	152
5,000	2.625%, 02/29/16 (m)	5,233
2,000	2.750%, 11/30/16 (m)	2,085
1,000	2.750%, 02/15/19 (m)	1,010
600	3.125%, 10/31/16 (m)	638
120	3.125%, 05/15/21 (m)	119
2,450	3.250%, 12/31/16 (m)	2,614
95	4.250%, 09/30/12	100
255	4.250%, 11/15/14	282

	Total U.S. Treasury Obligations (Cost $38,509)	40,046

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Financials — 0.0% (g)
	Commercial Banks — 0.0% (g)
82	China Citic Bank Corp. Ltd., (China), Class H, expiring 07/25/11 (a) (Cost $—)	9

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 8.0%
	Investment Company — 8.0%
58,688	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $58,688)	58,688

	Total Investments — 102.8% (Cost $669,410)	756,336
	Liabilities in Excess of Other Assets — (2.8)%	(20,484)

	NET ASSETS — 100.0%	$735,852

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	79.0%
United Kingdom	3.6
Japan	2.3
France	2.1
Switzerland	1.9
Netherlands	1.2
Germany	1.2
Others (each less than 1.0%)	8.7

*	Percentages indicated are based upon total investments as of June 30, 2011.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
66	Amsterdam Index	07/15/11	$6,503	$66
16	10 Year Australian Government Bond	09/15/11	1,820	2
77	S&P/TSX 60 Index	09/15/11	12,171	101
35	DAX	09/16/11	9,379	241
26	E-mini Russell 2000	09/16/11	2,146	35
442	E-mini S&P 500	09/16/11	29,073	650
40	10 Year Canadian Government Bond	09/21/11	5,142	14
158	10 Year U.S. Treasury Note	09/21/11	19,328	111
7	30 Year U.S. Treasury Bond	09/21/11	861	(6)
27	Long Gilt	09/28/11	5,207	20
15	2 Year U.S. Treasury Note	09/30/11	3,290	3
	Short Futures Outstanding
(22)	IBEX 35 Index	07/15/11	(3,277)	(88)
(183)	OMX Stockholm 30 Index	07/15/11	(3,226)	(38)
(3)	10 Year Japanese Government Bond	09/08/11	(5,256)	(10)
(31)	Euro Bund	09/08/11	(5,641)	(15)
(26)	SFE SPI 200 Index	09/15/11	(3,208)	(58)
(190)	Dow Jones Euro STOXX 50 Index	09/16/11	(7,847)	(192)
(62)	FTSE 100 Index	09/16/11	(5,873)	(148)
(30)	10 Year U.S. Treasury Note	09/21/11	(3,670)	(8)
(174)	5 Year U.S. Treasury Note	09/30/11	(20,740)	(23)

				$657

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 06/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,892,025	HKD
231,266	for AUD	Royal Bank of Canada	08/23/11	$246	#	$243	#	$(3)
1,977,782	HKD
157,338	for GBP	Westpac Banking Corp.	08/23/11	253	#	255	#	2
15,228,959	JPY
160,020	for CHF	Royal Bank of Scotland	08/23/11	190	#	189	#	(1)
445,788	AUD	Deutsche Bank AG	08/23/11	475		475		–	(h)
3,951,395	AUD	Morgan Stanley	08/23/11	4,158		4,211		53
296,792	CHF	Deutsche Bank AG	08/23/11	352		353		1
2,140,449	CHF	Morgan Stanley	08/23/11	2,426		2,547		121
158,167	EUR	Credit Suisse International	08/23/11	227		229		2
718,988	EUR	Deutsche Bank AG	08/23/11	1,041		1,041		—	(h)
136,985	EUR	Royal Bank of Scotland	08/23/11	196		198		2
606,153	EUR	State Street Corp.	08/23/11	872		878		6
78,615	EUR	Westpac Banking Corp.	08/23/11	114		114		—	(h)
148,530	GBP	Barclays Bank plc	08/23/11	241		238		(3)
153,400	GBP	Citibank, N.A.	08/23/11	248		246		(2)
581,328	GBP	Deutsche Bank AG	08/23/11	932		933		1
2,462,216	HKD	Deutsche Bank AG	08/23/11	316		316		—	(h)
75,147,443	JPY	Deutsche Bank AG	08/23/11	932		934		2
96,746,641	JPY	Morgan Stanley	08/23/11	1,182		1,202		20
6,144,874	SEK	Morgan Stanley	08/23/11	969		969		—	(h)
788,910	SGD	Morgan Stanley	08/23/11	637		642		5
				$16,007		$16,213		$206

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 06/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
717,861	CAD	Royal Bank of Canada	08/23/11	$737	$743	$(6)
261,797	CHF	Barclays Bank plc	08/23/11	314	311	3
1,072,059	CHF	State Street Corp.	08/23/11	1,261	1,276	(15)
492,075	DKK	State Street Corp.	08/23/11	94	96	(2)
1,470,068	EUR	Barclays Bank plc	08/23/11	2,126	2,129	(3)
308,704	EUR	BNP Paribas	08/23/11	438	447	(9)
128,184	EUR	Deutsche Bank AG	08/23/11	181	186	(5)
166,648	EUR	HSBC Bank, N.A.	08/23/11	237	241	(4)
2,461,295	EUR	Morgan Stanley	08/23/11	3,495	3,564	(69)
790,318	GBP	Barclays Bank plc	08/23/11	1,265	1,267	(2)
59,265	GBP	Goldman Sachs International	08/23/11	95	95	— (h)
885,614	GBP	Morgan Stanley	08/23/11	1,430	1,421	9
178,086	GBP	Royal Bank of Scotland	08/23/11	288	286	2
9,389,912	HKD	Morgan Stanley	08/23/11	1,209	1,207	2
12,826,266	JPY	Citibank, N.A.	08/23/11	159	160	(1)
7,828,824	JPY	Goldman Sachs International	08/23/11	95	97	(2)
71,661,937	JPY	HSBC Bank, N.A.	08/23/11	892	890	2
22,919,111	JPY	Morgan Stanley	08/23/11	281	285	(4)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2011

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 06/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
8,549,661	JPY	TD Bank Financial Group	08/23/11	$107	$106	$1
1,097,824	NOK	Morgan Stanley	08/23/11	197	203	(6)
				$14,901	$15,010	$(109)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 06/30/11 of the currency being sold, and the value at 06/30/11 is the U.S. Dollar market value of the currency being purchased.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
GO	— General Obligation
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2011. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depository Receipt
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2011.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2011.

(a)	— Non-income producing security
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of less than $1,000 which amounts to less than 0.1% of total investments.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2011.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to financial statements is approximately $121,942,000 and 16.1%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	33

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$601,299
Investments in affiliates, at value	155,037

Total investment securities, at value	756,336
Cash	11,688
Foreign currency, at value	616
Deposits at broker for futures contracts	136
Receivables:
Investment securities sold	14,716
Fund shares sold	13,925
Interest and dividends	2,443
Tax reclaims	64
Variation margin on futures contracts	495
Unrealized appreciation on forward foreign currency exchange contracts	234
Prepaid expenses and other assets	27

Total Assets	800,680

LIABILITIES:
Payables:
Dividends	506
Investment securities purchased	63,226
Fund shares redeemed	411
Unrealized depreciation on forward foreign currency exchange contracts	137
Accrued liabilities:	—
Investment advisory fees	127
Administration fees	49
Shareholder servicing fees	44
Distribution fees	39
Custodian and accounting fees	81
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	208

Total Liabilities	64,828

Net Assets	$735,852

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2011

Diversified Fund
NET ASSETS:
Paid in capital	$655,757
Accumulated undistributed (distributions in excess of) net investment income	2,324
Accumulated net realized gains (losses)	(9,907)
Net unrealized appreciation (depreciation)	87,678

Total Net Assets	$735,852

Net Assets:
Class A	$134,738
Class B	9,163
Class C	9,647
Institutional Class	507,286
Select Class	75,018

Total	$735,852

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	9,316
Class B	632
Class C	668
Institutional Class	35,000
Select Class	5,169

Net Asset Value:
Class A — Redemption price per share	$14.46
Class B — Offering price per share (b)	14.49
Class C — Offering price per share (b)	14.43
Institutional Class — Offering and redemption price per share	14.49
Select Class — Offering and redemption price per share	14.51
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.14

Cost of investments in non-affiliates	$533,133
Cost of investments in affiliates	136,277
Cost of foreign currency	611

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	35

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,630
Dividend income from non-affiliates	7,120
Dividend income from affiliates	4,570
Other income	45
Foreign taxes withheld	(229)

Total investment income	18,136

EXPENSES:
Investment advisory fees	3,343
Administration fees	547
Distribution fees:
Class A	303
Class B	88
Class C	51
Shareholder servicing fees:
Class A	303
Class B	29
Class C	17
Institutional Class	395
Select Class	183
Custodian and accounting fees	227
Interest expense to affiliates	3
Professional fees	92
Trustees’ and Chief Compliance Officer’s fees	7
Printing and mailing costs	47
Registration and filing fees	88
Transfer agent fees	313
Other	15

Total expenses	6,051

Less amounts waived	(2,031)
Less earnings credits	— (a)

Net expenses	4,020

Net investment income (loss)	14,116

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	25,172
Investment in affiliates	14,801
Futures	5,609
Foreign currency transactions	1,626

Net realized gain (loss)	47,208

Distributions of realized gains by investment company affiliates	99

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	52,174
Investments in affiliates	2,349
Futures	590
Foreign currency translations	(211)

Change in net unrealized appreciation (depreciation)	54,902

Net realized/unrealized gains (losses)	102,209

Change in net assets resulting from operations	$116,325

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,116	$8,185
Net realized gain (loss)	47,208	18,636
Distributions of realized gains by investment company affiliates	99	—
Change in net unrealized appreciation (depreciation)	54,902	13,473

Change in net assets resulting from operations	116,325	40,294

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,382)	(1,938)
Class B
From net investment income	(159)	(204)
Class C
From net investment income	(104)	(46)
Institutional Class
From net investment income	(9,847)	(4,677)
Select Class
From net investment income	(1,598)	(1,119)

Total distributions to shareholders	(14,090)	(7,984)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	143,143	167,939

NET ASSETS:
Change in net assets	245,378	200,249
Beginning of period	490,474	290,225

End of period	$735,852	$490,474

Accumulated undistributed (distributions in excess of) net investment income	$2,324	$739

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,661	$15,881
Dividends and distributions reinvested	2,192	1,783
Cost of shares redeemed	(25,105)	(17,611)

Change in net assets from Class A capital transactions	$6,748	$53

Class B
Proceeds from shares issued	221	398
Dividends and distributions reinvested	152	195
Cost of shares redeemed	(6,381)	(8,182)

Change in net assets from Class B capital transactions	$(6,008)	$(7,589)

Class C
Proceeds from shares issued	5,716	1,804
Dividends and distributions reinvested	82	39
Cost of shares redeemed	(1,039)	(1,060)

Change in net assets from Class C capital transactions	$4,759	$783

Institutional Class
Proceeds from shares issued	201,735	183,346
Subscriptions in-kind (See Note 9)	—	4,052
Dividends and distributions reinvested	9,288	4,166
Cost of shares redeemed	(74,588)	(22,326)

Change in net assets from Institutional Class capital transactions	$136,435	$169,238

Select Class
Proceeds from shares issued	23,660	18,086
Dividends and distributions reinvested	975	619
Cost of shares redeemed	(23,426)	(13,251)

Change in net assets from Select Class capital transactions	$1,209	$5,454

Total change in net assets from capital transactions	$143,143	$167,939

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	JUNE 30, 2011

	Diversified Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	2,114	1,289
Reinvested	158	144
Redeemed	(1,830)	(1,432)

Change in Class A Shares	442	1

Class B
Issued	16	33
Reinvested	11	16
Redeemed	(460)	(665)

Change in Class B Shares	(433)	(616)

Class C
Issued	411	144
Reinvested	6	3
Redeemed	(75)	(86)

Change in Class C Shares	342	61

Institutional Class
Issued	14,425	14,731
Subscriptions in-kind (See Note 9)	—	354
Reinvested	664	336
Redeemed	(5,310)	(1,784)

Change in Institutional Class Shares	9,779	13,637

Select Class
Issued	1,726	1,426
Reinvested	70	50
Redeemed	(1,683)	(1,081)

Change in Select Class Shares	113	395

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Year Ended June 30, 2011	$12.08	$0.27	(d)	$2.38	$2.65	$(0.27)	$—	$(0.27)
Year Ended June 30, 2010	10.71	0.24	(d)	1.35	1.59	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.23	0.26	(d)	(2.28)	(2.02)	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2008	15.68	0.30		(1.12)	(0.82)	(0.30)	(1.33)	(1.63)
Year Ended June 30, 2007	14.24	0.32		1.89	2.21	(0.31)	(0.46)	(0.77)

Class B
Year Ended June 30, 2011	12.10	0.20	(d)	2.38	2.58	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.72	0.18	(d)	1.35	1.53	(0.15)	—	(0.15)
Year Ended June 30, 2009	13.24	0.20	(d)	(2.28)	(2.08)	(0.15)	(0.29)	(0.44)
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.23)	(0.46)	(0.69)

Class C
Year Ended June 30, 2011	12.06	0.21	(d)	2.37	2.58	(0.21)	—	(0.21)
Year Ended June 30, 2010	10.70	0.18	(d)	1.34	1.52	(0.16)	—	(0.16)
Year Ended June 30, 2009	13.22	0.20	(d)	(2.27)	(2.07)	(0.16)	(0.29)	(0.45)
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.24)	(0.46)	(0.70)

Institutional Class
Year Ended June 30, 2011	12.10	0.34	(d)	2.38	2.72	(0.33)	—	(0.33)
Year Ended June 30, 2010	10.73	0.30	(d)	1.35	1.65	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.25	0.31	(d)	(2.28)	(1.97)	(0.26)	(0.29)	(0.55)
Year Ended June 30, 2008	15.70	0.37		(1.11)	(0.74)	(0.38)	(1.33)	(1.71)
Year Ended June 30, 2007	14.25	0.40		1.89	2.29	(0.38)	(0.46)	(0.84)

Select Class
Year Ended June 30, 2011	12.12	0.31	(d)	2.38	2.69	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.74	0.27	(d)	1.36	1.63	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.26	0.29	(d)	(2.28)	(1.99)	(0.24)	(0.29)	(0.53)
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)
Year Ended June 30, 2007	14.26	0.36		1.90	2.26	(0.35)	(0.46)	(0.81)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Represents only expenses of the Fund, not Underlying Funds.
(d)	Calculated based upon average shares outstanding.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net assets, value, end of period	Total return (excludes sales charge) (a)		Net asset end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate

$14.46	22.03%		$134,738	0.99%	1.98%	1.27%	76%
12.08	14.81		107,188	1.00	1.95	1.38	70
10.71	(15.04)		95,028	1.11	2.36	1.40	165
13.23	(5.68	)(e)	134,183	1.14	2.04	1.33	234
15.68	15.79		159,579	1.14	2.11	1.34	218

14.49	21.41		9,163	1.50	1.43	1.77	76
12.10	14.27		12,892	1.51	1.44	1.88	70
10.72	(15.51)		18,025	1.62	1.81	1.89	165
13.24	(6.20	)(e)	37,605	1.65	1.51	1.83	234
15.69	15.30		69,996	1.65	1.57	1.84	218

14.43	21.48		9,647	1.51	1.52	1.77	76
12.06	14.20		3,938	1.51	1.45	1.87	70
10.70	(15.46)		2,841	1.61	1.85	1.90	165
13.22	(6.24	)(e)	3,636	1.65	1.53	1.83	234
15.68	15.32		5,015	1.65	1.60	1.84	218

14.49	22.64		507,286	0.50	2.49	0.87	76
12.10	15.33		305,192	0.51	2.45	0.97	70
10.73	(14.60)		124,261	0.62	2.83	1.00	165
13.25	(5.20	)(e)	236,864	0.65	2.55	0.93	234
15.70	16.39		227,438	0.65	2.60	0.94	218

14.51	22.32		75,018	0.74	2.22	1.02	76
12.12	15.14		61,264	0.75	2.20	1.12	70
10.74	(14.79)		50,070	0.86	2.60	1.15	165
13.26	(5.43	)(e)	77,601	0.89	2.31	1.08	234
15.71	16.11		107,974	0.89	2.36	1.09	218

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Effective September 27, 2010, the sales charge for Class A changed from 5.25% to 4.50%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

42	J.P. MORGAN FUNDS	JUNE 30, 2011

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$41,857	$13,440	$—		$55,297
Consumer Staples	18,385	12,826	—		31,211
Energy	34,117	14,791	—		48,908
Financials	49,439	25,083	—		74,522
Health Care	37,800	9,790	—		47,590
Industrials	29,502	17,494	—		46,996
Information Technology	52,778	11,916	—		64,694
Materials	12,206	13,303	—		25,509
Telecommunication Services	8,346	6,061	—		14,407
Utilities	9,213	3,875	—		13,088

Total Common Stocks	293,643	128,579	—		422,222

Preferred Stocks
Consumer Discretionary	—	1,719	—		1,719
Consumer Staples	—	600	—		600
Financials	569	516	—		1,085
Telecommunication Services	—	483	—		483

Total Preferred Stocks	569	3,318	—		3,887

Debt Securities
Asset-Backed Securities	—	8,908	—		8,908
Collateralized Mortgage Obligations
Agency CMO		52,910			52,910
Non-Agency CMO		5,744			5,744

Total Collateralized Mortgage Obligations	—	58,654	—		58,654

Commercial Mortgage-Backed Securities	—	2,984	—		2,984
Corporate Bonds
Consumer Discretionary	—	4,652	—		4,652
Consumer Staples	—	3,493	—		3,493
Energy	—	3,450	—		3,450
Financials	—	24,941	—	(a)	24,941
Health Care	—	1,858	—		1,858
Industrials	—	3,605	—		3,605
Information Technology	—	2,213	—		2,213
Materials	—	1,828	—		1,828
Telecommunication Services	—	3,335	—		3,335
Utilities	—	7,421	—		7,421

Total Corporate Bonds	—	56,796	—	(a)	56,796

JUNE 30, 2011	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Foreign Government Securities	$—	$170	$—		$170
Mortgage Pass-Through Securities	—	6,557	—		6,557
Municipal Bonds	—	545	—		545
U.S. Government Agency Securities	—	110	—		110
U.S. Treasury Obligations	—	40,046	—		40,046
Investment Companies	96,760	—	—		96,760
Rights
Financials	—	9	—		9
Short-Term Investment
Investment Company	58,688	—	—		58,688

Total Investments in Securities	$449,660	$306,676	$—	(a)	$756,336

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$234	$—		$234
Futures Contracts	1,243	—	—		1,243

Total Appreciation in Other Financial Instruments	$1,243	$234	$—		$1,477

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(137)	$—		$(137)
Futures Contracts	(586)	—	—		(586)

Total Depreciation in Other Financial Instruments	$(586)	$(137)	$—		$(723)

(a)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 06/30/10		Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/11
Investments in Securities
Corporate Bonds — Financials	$—	(a)	$—	$—	(a)	$—	$—	$—	$—	$—	$—	(a)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to less than $1,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

44	J.P. MORGAN FUNDS	JUNE 30, 2011

The value and percentage of net assets of illiquid securities as of June 30, 2011, was less than $1,000 and less than 0.1%, respectively.

C. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instruments at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the year ended June 30, 2011 (amounts in thousands):

Futures Contracts:
Average Notional Balance Long	$90,537
Ending Notional Balance Long	94,920
Average Notional Balance Short	51,802
Ending Notional Balance Short	58,738

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Fund’s forwards activities during the year ended June 30, 2011 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Notional Balance Long	$17,807
Ending Notional Balance Long	16,007
Average Notional Balance Short	14,725
Ending Notional Balance Short	14,901

JUNE 30, 2011	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

E. Summary of Derivative Information — The following table presents the value of derivatives held as of June 30, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

The Fund’s derivatives contracts held at June 30, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$150	$—
Foreign exchange contracts	Receivables	—	234
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,093	—

Total		$1,243	$234

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(62)	$—
Foreign exchange contracts	Payables	—	(137)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(524)	—

Total		$(586)	$(137)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2011, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(376)	$—	$(376)
Foreign exchange contracts	—	1,849	1,849
Equity contracts	5,985	—	5,985

Total	$5,609	$1,849	$7,458

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(16)	$—	$(16)
Foreign exchange contracts	—	(207)	(207)
Equity contracts	606	—	606

Total	$590	$(207)	$383

46	J.P. MORGAN FUNDS	JUNE 30, 2011

F. Transactions with Affiliates — The Fund invests in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered to be an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers (amounts in thousands):

	For the year ended June 30, 2011
	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income	Shares at June 30, 2011	Value at June 30, 2011
Diversified Fund
JPMorgan Emerging Markets Debt Fund, Select Class Shares	$7,210	$14,047	$—	$—	$855	2,687	$22,004
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	19,664	11,041	13,200	2,552	141	902	22,140
JPMorgan High Yield Fund, Class R6 Shares	25,158	12,741	99	99	2,429	4,817	39,454
JPMorgan International Realty Fund, Select Class Shares	4,186	1,289	—	—	504	658	6,490
JPMorgan Prime Money Market Fund, Institutional Class Shares	43,378	337,907	322,597	—	28	58,688	58,688
JPMorgan Realty Income Fund, Institutional Class Shares	4,865	159	330	21	127	602	6,261
JPMorgan Value Advantage Fund, Institutional Class Shares*	30,979	2,886	41,498	12,228	486	—	—

Total	$135,440			$14,900	$4,570		$155,037

*	On March 29, 2011, the Fund sold its holdings of JPMorgan Value Advantage Fund. In lieu of cash proceeds for this sale, the Fund primarily received a pro rata portion of the underlying securities of the JPMorgan Value Advantage Fund in an amount equal to the value of its holdings in the JPMorgan Value Advantage Fund. The value of these securities was approximately $41,498,000. The Fund realized a gain of approximately $12,228,000 as a result of the sale of the JPMorgan Value Advantage Fund.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. Dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund invests in other J.P. Morgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

JUNE 30, 2011	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$1,559	$(1,559)

The reclassifications for the Fund relate primarily to foreign currency gains and losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate was 0.09% of the Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$33	$7

48	J.P. MORGAN FUNDS	JUNE 30, 2011

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The contractual expense limitation agreements were in effect for the year ended June 30, 2011. The expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Fund’s service providers have voluntarily waived fees during the year ended June 30, 2011. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$759	$414	$1,173

Voluntary Waivers
Investment Advisory		Total
$806		$806

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2011, was approximately $52,000.

The shares of the Underlying Funds in which the Fund invests impose a separate advisory and a shareholder servicing fee. The Fund’s Advisor and/or Distributor have voluntarily agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These voluntary waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2011	J.P. MORGAN FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

During the year ended June 30, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended June 30, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$560,135	$407,295	$30,847	$32,544

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$677,708	$86,767	$8,139	$78,628

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$14,090	$14,090

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$7,984	$—	$7,984

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,956	$97	$78,655

The cumulative timing differences primarily consist of distributions payable, mark to market of forward foreign currency contracts and wash sale loss deferrals.

During the year ended June 30, 2011, the Fund utilized capital loss carryforwards of approximately $46,154,000.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Fund after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrow-

50	J.P. MORGAN FUNDS	JUNE 30, 2011

ing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because they are investment companies in the same “group of investment companies (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011. Average borrowings from the Facility for the period ended June 30, 2011, were as follows (amounts in thousands):

Average Borrowings	Number of Days Outstanding	Interest Paid
$19,196	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in other Funds (the “Underlying Funds”), the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the affiliated Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund.

JUNE 30, 2011	J.P. MORGAN FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-in-Kind

For the year ended June 30, 2010, certain shareholders of the Fund purchased shares and the Fund received portfolio securities primarily by means of a subscription in-kind for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

Date	Value	Type
08/03/09	$4,052	Subscription-in-kind

52	J.P. MORGAN FUNDS	JUNE 30, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and Shareholders of JPMorgan Diversified Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

JUNE 30, 2011	J.P. MORGAN FUNDS	53

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

54	J.P. MORGAN FUNDS	JUNE 30, 2011

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2011	J.P. MORGAN FUNDS	55

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

56	J.P. MORGAN FUNDS	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	1,040.50	$5.16	1.02%
Hypothetical	1,000.00	1,019.74	5.11	1.02
Class B
Actual	1,000.00	1,037.50	7.73	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class C
Actual	1,000.00	1,037.60	7.73	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Institutional Class
Actual	1,000.00	1,042.70	2.68	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Select Class
Actual	1,000.00	1,041.50	3.90	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2011	J.P. MORGAN FUNDS	57

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

23.49% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $14,090,000 of ordinary income distributions was treated as qualified dividends.

Treasury Income

The percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended June 30, 2011 was 8.32%.

58	J.P. MORGAN FUNDS	JUNE 30, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-DIV-611

Annual Report

J.P. Morgan Equity Funds

June 30, 2011

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Research Equity Plus Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the

Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period, but stocks still finished with gains.

U.S. stocks, as measured by the S&P 500 Index, returned 30.69% for the twelve months ended June 30, 2011. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, as the Russell 1000 Growth Index returned 35.01% compared to the 28.94% return for the Russell 1000 Value Index.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.69%
S&P 500 Index	30.69%

Net Assets as of 6/30/2011 (In Thousands)	$163,839

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the S&P 500 Index for the twelve months ended June 30, 2011. The Fund’s stock selection in the financials sector detracted from relative performance, while the Fund’s stock selection in the information technology sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s long position in United Continental Holdings, Inc. and short position in National Semiconductor Corp. Shares of airline company United Continental Holdings, Inc. declined as investors became concerned that higher fuel costs and declining travel as a result of the earthquake in Japan would hurt the company’s profit. Shares of National Semiconductor Corp. increased after the company announced that it had signed a definitive takeover agreement with Texas Instruments.

Individual contributors to relative performance included the Fund’s long positions in CBS Corp. and Biogen Idec, Inc. Shares of media company CBS Corp. benefited from improving advertising spending and the company’s announced increase of its quarterly dividend. Shares of biotechnology and drugs company Biogen Idec, Inc. advanced as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an investment approach that is rooted in behavioral finance. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Fund’s portfolio managers aimed to capitalize on these market inefficiencies by targeting stocks that they believed were attractively valued and possessed high quality earnings and strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase.

The investment process uses a combination of quantitative, qualitative and technical tools to identify where and when risk should be taken. The Fund’s portfolio managers ranked 1,000 large cap stocks using proprietary value, momentum and quality factors. After ranking each stock within the overall investment universe, the stocks were also ranked at the individual sector level in an effort to confirm that the stocks were equally as attractive versus their sector peers. Trends in the sector and risk models were used to evaluate the efficacy of the model and monitor for changes in market dynamics. In addition, the Fund’s portfolio managers looked to sell stocks held in the portfolio or short stocks that were overvalued and/or experienced negative momentum, in their view. Technical analysis was used to confirm trades as the Fund’s portfolio managers evaluated relative strength, support and resistance levels. The upside and downside potential for each trade was analyzed in an attempt to concentrate the portfolio in long positions with the highest potential return and least potential loss. The Fund’s average long to short exposure during the reporting period was 118% to 18%.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	3.4%
2.	Exxon Mobil Corp.	3.3
3.	Pfizer, Inc.	2.3
4.	AT&T, Inc.	2.1
5.	Philip Morris International, Inc.	2.1
6.	Chevron Corp.	2.0
7.	Citigroup, Inc.	1.9
8.	International Business Machines Corp.	1.9
9.	General Electric Co.	1.8
10.	Verizon Communications, Inc.	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	SPDR S&P 500 ETF Trust	12.0%
2.	Utilities Select Sector SPDR Fund	9.0
3.	Consumer Discretionary Select Sector SPDR Fund	5.2
4.	Hill-Rom Holdings, Inc.	2.7
5.	Linear Technology Corp.	2.7
6.	Materials Select Sector SPDR Fund	2.7
7.	SPX Corp.	2.6
8.	Molex, Inc.	2.6
9.	Phillips-Van Heusen Corp.	2.6
10.	CME Group, Inc.	2.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.8%
Financials	14.4
Health Care	12.2
Consumer Discretionary	11.2
Energy	11.0
Industrials	10.5
Consumer Staples	9.3
Telecommunication Services	4.7
Utilities	4.1
Materials	3.7
Short-Term Investment	1.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Investment Companies	35.5%
Consumer Discretionary	17.6
Industrials	11.7
Financials	11.6
Information Technology	10.5
Health Care	10.4
Materials	2.7

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		27.36%	(0.02)%	0.17%
With Sales Charge*		20.64	(1.09)	(0.82)
CLASS C SHARES	1/31/06
Without CDSC		26.70	(0.51)	(0.33)
With CDSC**		25.70	(0.51)	(0.33)
SELECT CLASS SHARES	1/31/06	27.69	0.25	0.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from January 31, 2006 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large-Cap Core Funds Average represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.78%
S&P 500 Index	30.69%

Net Assets as of 6/30/2011 (In Thousands)	$7,439,981

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index for the twelve months ended June 30, 2011. The Fund’s stock selection in the network technology and big banks and brokers sectors detracted from relative performance, while the Fund’s stock selection in the pharmaceutical/ medical technology and basic materials sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight position in EOG Resources, Inc. and short position in Caterpillar, Inc. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale. Shares of construction and agricultural machinery provider Caterpillar, Inc. advanced on the company’s strong earnings, boosted by recovering demand for its products.

Individual contributors to relative performance included the Fund’s long positions in Freeport-McMoRan Copper & Gold, Inc.

and Biogen Idec, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong earnings due to historically high copper prices and strong demand from China. Shares of biotechnology and drugs company Biogen Idec, Inc. advanced as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund was long in the auto and transportation and network technology sectors, favoring high quality companies with large multi-national businesses. In addition, the Fund’s portfolio managers increased the Fund’s exposure to the energy sector during the end of September 2010, investing in companies that they believed were well positioned to benefit from rising oil prices.

Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The average long to-short exposure over the period was 120% to 20%.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	3.7%
2.	Time Warner, Inc.	2.9
3.	Schlumberger Ltd.	2.4
4.	Norfolk Southern Corp.	2.3
5.	Johnson Controls, Inc.	2.1
6.	Exxon Mobil Corp.	2.1
7.	United Technologies Corp.	2.1
8.	Wells Fargo & Co.	2.1
9.	Merck & Co., Inc.	2.0
10.	Chevron Corp.	1.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Eli Lilly & Co.	5.8%
2.	Lockheed Martin Corp.	5.3
3.	Praxair, Inc.	3.5
4.	AmerisourceBergen Corp.	3.2
5.	Microchip Technology, Inc.	3.0
6.	Tenaris S.A.	2.7
7.	Zimmer Holdings, Inc.	2.7
8.	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.6
9.	Rockwell Automation, Inc.	2.6
10.	Raytheon Co.	2.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.4%
Health Care	14.1
Consumer Discretionary	14.0
Financials	12.9
Energy	12.4
Industrials	10.7
Consumer Staples	7.0
Materials	4.8
Telecommunication Services	2.9
Utilities	2.8
Short-Term Investment	1.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	22.0%
Health Care	16.9
Information Technology	10.6
Materials	10.1
Energy	9.9
Financials	9.4
Consumer Discretionary	8.9
Consumer Staples	8.6
Utilities	2.9
Investment Company	0.7

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		27.49%	6.58%	7.61%
With Sales Charge*		20.77	5.44	6.59
CLASS C SHARES	11/1/05
Without CDSC		26.85	6.05	7.07
With CDSC**		25.85	6.05	7.07
CLASS R2 SHARES	11/3/08	27.13	6.44	7.48
CLASS R5 SHARES	5/15/06	28.05	7.07	8.07
SELECT CLASS SHARES	11/1/05	27.78	6.84	7.87

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from November 1, 2005 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large-Cap Core Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	24.81%
Russell 1000 Value Index	28.94%

Net Assets as of 6/30/2011 (In Thousands)	$65,677

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Value Plus Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index for the twelve months ended June 30, 2011. The Fund’s stock selection in the technology and media sectors detracted from relative performance, while the Fund’s stock selection in the industrial cyclical and basic materials sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s long positions in Hewlett-Packard Co. and Cisco Systems, Inc. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Investor concerns about the company’s ability to compete in an environment increasingly dominated by mobile and cloud computing also weighed on the stock. Shares of Cisco Systems, Inc. declined after the communications equipment provider’s fourth-quarter earnings fell short of investors’ expectations.

The Fund’s short position in Caterpillar, Inc. also detracted from relative performance, as shares of the construction and agricultural machinery provider advanced on the company’s strong earnings, boosted by recovering demand for its products.

Individual contributors to relative performance included the Fund’s long positions in Freeport-McMoRan Copper & Gold, Inc. and Biogen Idec, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong earnings due to historically high copper prices and strong demand from China. Shares of biotechnology and drugs company Biogen Idec, Inc. advanced as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings. The Fund’s long position in UnitedHealth Group, Inc., an accident and health insurance company, also contributed to relative performance. The stock increased after the company reported better-than-expected first-quarter profit, fueled by enrollment growth across its health plans.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks for short positions. The average long to-short exposure over the period was 117% to 17%.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	2.9%
2.	Chevron Corp.	2.9
3.	Citigroup, Inc.	2.7
4.	Merck & Co., Inc.	2.2
5.	Verizon Communications, Inc.	2.0
6.	ConocoPhillips	1.9
7.	MetLife, Inc.	1.8
8.	Prudential Financial, Inc.	1.7
9.	UnitedHealth Group, Inc.	1.6
10.	Pfizer, Inc.	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Rockwell Automation, Inc.	4.2%
2.	Praxair, Inc.	3.8
3.	Linear Technology Corp.	3.1
4.	Lockheed Martin Corp.	2.8
5.	Cliffs Natural Resources, Inc.	2.5
6.	Altera Corp.	2.5
7.	Aqua America, Inc.	2.3
8.	Boeing Co. (The)	2.3
9.	Fiserv, Inc.	2.3
10.	Tenaris S.A., (Luxembourg), ADR	2.2

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.0%
Health Care	12.9
Information Technology	12.6
Energy	11.2
Consumer Discretionary	10.5
Industrials	9.7
Materials	5.4
Utilities	4.1
Consumer Staples	3.4
Telecommunication Services	3.1
Short-Term Investment	2.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	19.3%
Financials	17.9
Information Technology	17.2
Materials	14.4
Utilities	9.2
Consumer Discretionary	8.0
Health Care	6.5
Energy	5.5
Consumer Staples	2.0

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		24.49%	4.06%	(2.33)%
With Sales Charge*		17.94	2.19	(3.79)
CLASS C SHARES	11/30/07
Without CDSC		23.93	3.55	(2.81)
With CDSC**		22.93	3.55	(2.81)
CLASS R5 SHARES	11/30/07	25.17	4.54	(1.88)
SELECT CLASS SHARES	11/30/07	24.81	4.33	(2.07)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Large Cap Value Plus Fund, the Russell 1000 Value Index and the Lipper Long/Short Equity Funds Index from November 30, 2007 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/ Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index in an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Long/Short Equity Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	28.67%
Russell 1000 Index	31.93%
S&P 500 Index	30.69%

Net Assets as of 6/30/2011 (In Thousands)	$11,284

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Equity Plus Fund (the “Fund”) seeks to provide total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the semiconductors and software and hardware sectors detracted from relative performance, while the Fund’s stock selection in the industrial cyclical and basic materials sectors contributed to relative performance. On June 29, 2011, the Fund’s primary benchmark changed from the Russell 1000 Index to the S&P 500 Index.

Individual detractors from relative performance versus the Benchmark included the Fund’s long position in EOG Resources, Inc and short positions in Estee Lauder Cos., Inc. and Atmel Corp. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale. Shares of Estee Lauder Cos., Inc., a provider of beauty products, advanced on the company’s robust sales growth. Shares of semiconductor manufacturer Atmel Corp. rose after the company reported strong earnings.

Individual contributors to relative performance versus the Benchmark included the Fund’s long positions in Freeport-McMoRan Copper & Gold, Inc., Biogen Idec, Inc. and CBS Corp. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong earnings due to historically high copper prices and strong demand from China. Shares of biotechnology and drugs company Biogen Idec, Inc. advanced as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings. Shares of media company CBS Corp. benefited from improving advertising spending and the company’s announced increase of its quarterly dividend.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. The Fund’s portfolio manager took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The average long to-short exposure over the period was 133% to 33%.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	2.9%
2.	Chevron Corp.	2.1
3.	United Technologies Corp.	1.8
4.	Procter & Gamble Co. (The)	1.7
5.	Coca-Cola Co. (The)	1.7
6.	Time Warner, Inc.	1.7
7.	E.I. du Pont de Nemours & Co.	1.6
8.	Exxon Mobil Corp.	1.4
9.	CSX Corp.	1.4
10.	Amazon.com, Inc.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Microchip Technology, Inc.	3.8%
2.	Lockheed Martin Corp.	3.2
3.	Hershey Co. (The)	3.2
4.	Federal Realty Investment Trust	3.1
5.	Praxair, Inc.	2.8
6.	Wisconsin Energy Corp.	2.7
7.	Linear Technology Corp.	2.5
8.	Tenaris S.A., (Luxembourg), ADR	2.4
9.	News Corp., Class B	2.3
10.	Estee Lauder Cos., Inc. (The), Class A	2.3

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.7%
Information Technology	15.6
Consumer Discretionary	11.9
Industrials	11.1
Consumer Staples	10.5
Energy	9.8
Health Care	9.8
Materials	5.5
Utilities	4.7
Telecommunication Services	2.9
Others (each less than 1.0%)	0.5

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****
Financials	27.9%
Information Technology	13.5
Consumer Staples	11.8
Industrials	11.1
Materials	9.2
Consumer Discretionary	8.6
Utilities	8.2
Energy	4.6
Health Care	4.1
Telecommunication Services	1.0

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	4/1/10
Without Sales Charge		28.32%	8.96%
With Sales Charge*		21.59	4.36
CLASS C SHARES	4/1/10
Without CDSC		27.79	8.47
With CDSC**		26.79	8.47
CLASS R2 SHARES	4/1/10	28.05	8.71
CLASS R5 SHARES	4/1/10	29.00	9.49
CLASS R6 SHARES	5/31/11	29.00	11.97
SELECT CLASS SHARES	4/1/10	28.67	9.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/1/10 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 1, 2010.

Returns for the Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Research Equity Plus Fund, the S&P 500 Index, the Russell 1000 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from April 1, 2010 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index and S&P 500 Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in each benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. Stock market. The Russell 1000 Value Index is an unmanaged index, which measures the performance of the 1000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Fund’s primary benchmark changed from the Russell 1000 Index to the S&P 500 Index because the Advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper Extended U.S. Large-Cap Core Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial Investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 119.0% (j)
	Common Stocks — 117.7%
	Consumer Discretionary — 13.3%
	Auto Components — 0.8%
8	Lear Corp.	449
15	TRW Automotive Holdings Corp. (a)	868

		1,317

	Automobiles — 0.7%
82	Ford Motor Co. (a)	1,135

	Diversified Consumer Services — 1.0%
22	Weight Watchers International, Inc.	1,623

	Hotels, Restaurants & Leisure — 1.2%
27	Wyndham Worldwide Corp.	895
7	Wynn Resorts Ltd.	976

		1,871

	Household Durables — 0.3%
10	Harman International Industries, Inc.	460

	Leisure Equipment & Products — 0.7%
11	Polaris Industries, Inc.	1,214

	Media — 4.8%
66	CBS Corp. (Non-Voting), Class B	1,893
101	Comcast Corp., Class A	2,560
14	DISH Network Corp., Class A (a)	417
40	Viacom, Inc., Class B	2,050
26	Walt Disney Co. (The)	1,011

		7,931

	Multiline Retail — 1.6%
16	Dillard’s, Inc., Class A	829
62	Macy’s, Inc.	1,813

		2,642

	Specialty Retail — 2.2%
19	Abercrombie & Fitch Co., Class A (m)	1,299
17	Bed Bath & Beyond, Inc. (a)	1,004
17	Foot Locker, Inc.	399
16	GameStop Corp., Class A (a)	424
10	Signet Jewelers Ltd., (Bermuda) (a)	468

		3,594

	Total Consumer Discretionary	21,787

	Consumer Staples — 11.1%
	Beverages — 3.0%
30	Coca-Cola Co. (The)	2,012
33	Coca-Cola Enterprises, Inc.	969
20	Constellation Brands, Inc., Class A (a)	418
21	PepsiCo, Inc.	1,498

		4,897

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 3.2%
58	Kroger Co. (The)	1,439
71	Walgreen Co.	2,993
15	Wal-Mart Stores, Inc.	818

		5,250

	Food Products — 1.0%
15	Corn Products International, Inc.	851
30	Dean Foods Co. (a)	373
5	Green Mountain Coffee Roasters, Inc. (a)	420

		1,644

	Household Products — 1.5%
38	Procter & Gamble Co. (The)	2,393

	Tobacco — 2.4%
60	Philip Morris International, Inc.	4,026

	Total Consumer Staples	18,210

	Energy — 13.1%
	Energy Equipment & Services — 3.2%
6	Baker Hughes, Inc.	421
26	Complete Production Services, Inc. (a)	857
12	Halliburton Co.	632
6	National Oilwell Varco, Inc.	455
10	Oil States International, Inc. (a)	831
41	Patterson-UTI Energy, Inc.	1,293
33	RPC, Inc.	820

		5,309

	Oil, Gas & Consumable Fuels — 9.9%
8	Berry Petroleum Co., Class A	420
37	Chevron Corp.	3,854
11	ConocoPhillips	827
79	Exxon Mobil Corp.	6,424
25	Marathon Oil Corp.	1,312
23	Occidental Petroleum Corp.	2,414
17	Rosetta Resources, Inc. (a)	897

		16,148

	Total Energy	21,457

	Financials — 17.2%
	Capital Markets — 2.3%
127	American Capital Ltd. (a) (m)	1,256
18	Ameriprise Financial, Inc. (m)	1,013
8	BlackRock, Inc.	1,458

		3,727

	Commercial Banks — 3.2%
21	PNC Financial Services Group, Inc.	1,240
21	SVB Financial Group (a)	1,266

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Commercial Banks — Continued
70	Wells Fargo & Co.	1,965
35	Zions Bancorp	850

		5,321

	Consumer Finance — 2.1%
30	Capital One Financial Corp.	1,535
71	Discover Financial Services	1,896

		3,431

	Diversified Financial Services — 4.0%
136	Bank of America Corp.	1,493
88	Citigroup, Inc.	3,679
52	NASDAQ OMX Group, Inc. (The) (a)	1,325

		6,497

	Insurance — 4.6%
41	ACE Ltd., (Switzerland)	2,725
11	American Financial Group, Inc. (m)	407
42	MetLife, Inc.	1,848
39	Prudential Financial, Inc.	2,486

		7,466

	Thrifts & Mortgage Finance — 1.0%
127	People’s United Financial, Inc.	1,711

	Total Financials	28,153

	Health Care — 14.5%
	Biotechnology — 1.2%
18	Biogen Idec, Inc. (a)	1,946

	Health Care Equipment & Supplies — 1.1%
35	Covidien plc, (Ireland)	1,868

	Health Care Providers & Services — 5.0%
20	CIGNA Corp.	1,008
15	Healthsouth Corp. (a)	399
12	Humana, Inc.	975
23	McKesson Corp.	1,932
58	UnitedHealth Group, Inc.	3,014
15	Universal Health Services, Inc., Class B	792

		8,120

	Life Sciences Tools & Services — 0.9%
29	Agilent Technologies, Inc. (a) (m)	1,503

	Pharmaceuticals — 6.3%
40	Endo Pharmaceuticals Holdings, Inc. (a)	1,603
37	Johnson & Johnson	2,441
217	Pfizer, Inc.	4,469
26	Watson Pharmaceuticals, Inc. (a)	1,788

		10,301

	Total Health Care	23,738

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.5%
	Aerospace & Defense — 1.9%
11	Honeywell International, Inc.	644
15	L-3 Communications Holdings, Inc.	1,320
12	United Technologies Corp.	1,098

		3,062

	Airlines — 0.5%
12	Alaska Air Group, Inc. (a) (m)	808

	Construction & Engineering — 1.3%
32	KBR, Inc.	1,224
18	URS Corp. (a)	819

		2,043

	Electrical Equipment — 0.5%
13	Polypore International, Inc. (a)	861

	Industrial Conglomerates — 3.9%
10	3M Co.	929
185	General Electric Co.	3,482
41	Tyco International Ltd., (Switzerland)	2,002

		6,413

	Machinery — 3.7%
8	AGCO Corp. (a)	410
16	Caterpillar, Inc.	1,735
11	Cummins, Inc.	1,118
6	Joy Global, Inc.	562
8	Nordson Corp.	417
11	Parker Hannifin Corp.	1,014
16	Timken Co.	802

		6,058

	Professional Services — 0.7%
18	Towers Watson & Co., Class A	1,209

	Total Industrials	20,454

	Information Technology — 21.2%
	Communications Equipment — 1.3%
37	QUALCOMM, Inc.	2,084

	Computers & Peripherals — 5.6%
20	Apple, Inc. (a) (m)	6,681
47	Dell, Inc. (a)	778
28	EMC Corp. (a)	775
26	Western Digital Corp. (a)	953

		9,187

	Electronic Equipment, Instruments & Components — 0.8%
21	Arrow Electronics, Inc. (a)	859
27	Vishay Intertechnology, Inc. (a)	411

		1,270

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Internet Software & Services — 1.0%
44	IAC/InterActiveCorp. (a)	1,664

	IT Services — 4.1%
29	Accenture plc, (Ireland), Class A	1,741
21	International Business Machines Corp.	3,664
9	VeriFone Systems, Inc. (a)	381
50	Western Union Co. (The)	998

		6,784

	Semiconductors & Semiconductor Equipment — 3.7%
30	Altera Corp. (m)	1,381
30	Atmel Corp. (a)	418
24	Avago Technologies Ltd., (Singapore)	893
39	Cypress Semiconductor Corp. (a)	833
91	Intel Corp.	2,008
13	Novellus Systems, Inc. (a)	466

		5,999

	Software — 4.7%
17	BMC Software, Inc. (a)	925
78	Cadence Design Systems, Inc. (a)	823
31	Fortinet, Inc. (a)	832
77	Oracle Corp.	2,543
134	Symantec Corp. (a)	2,646

		7,769

	Total Information Technology	34,757

	Materials — 4.4%
	Chemicals — 2.4%
6	CF Industries Holdings, Inc.	893
5	Eastman Chemical Co.	500
11	LyondellBasell Industries N.V., (Netherlands), Class A	408
11	PPG Industries, Inc.	999
8	Rockwood Holdings, Inc. (a)	431
17	Solutia, Inc. (a)	377
7	Westlake Chemical Corp.	384

		3,992

	Containers & Packaging — 0.2%
5	Rock-Tenn Co., Class A	352

	Metals & Mining — 1.8%
6	Cliffs Natural Resources, Inc.	591
16	Coeur d’Alene Mines Corp. (a)	381
29	Freeport-McMoRan Copper & Gold, Inc.	1,528
3	Walter Energy, Inc.	382

		2,882

	Total Materials	7,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 5.6%
	Diversified Telecommunication Services — 5.6%
132	AT&T, Inc. (m)	4,159
48	CenturyLink, Inc.	1,940
83	Verizon Communications, Inc.	3,084

	Total Telecommunication Services	9,183

	Utilities — 4.8%
	Electric Utilities — 2.6%
10	American Electric Power Co., Inc. (m)	390
29	Duke Energy Corp.	537
7	Edison International	271
4	Entergy Corp.	261
14	Exelon Corp.	605
7	FirstEnergy Corp.	296
9	NextEra Energy, Inc.	508
4	Northeast Utilities	127
10	PPL Corp.	283
6	Progress Energy, Inc.	299
18	Southern Co.	707

		4,284

	Gas Utilities — 0.1%
2	Oneok, Inc.	166

	Independent Power Producers & Energy Traders — 0.3%
15	AES Corp. (The) (a) (m)	189
4	Constellation Energy Group, Inc.	167
6	NRG Energy, Inc. (a)	145

		501

	Multi-Utilities — 1.8%
5	Ameren Corp. (m)	151
9	CenterPoint Energy, Inc.	173
6	Consolidated Edison, Inc.	329
13	Dominion Resources, Inc.	613
3	DTE Energy Co.	174
6	NiSource, Inc.	127
8	PG&E Corp.	331
11	Public Service Enterprise Group, Inc.	361
5	Sempra Energy	261
5	Wisconsin Energy Corp.	161
10	Xcel Energy, Inc.	241

		2,922

	Total Utilities	7,873

	Total Common Stocks (Cost $170,118)	192,838

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Short-Term Investment — 1.3%
	Investment Company — 1.3%
2,207	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $2,207)	2,207

	Total Investments — 119.0% (Cost $172,325)	195,045
	Liabilities in Excess of Other Assets — (19.0)%	(31,206)

	NET ASSETS — 100.0%	$163,839

Short Positions — 19.0%
	Common Stocks — 12.3%
	Consumer Discretionary — 3.4%
	Auto Components — 0.3%
10	Johnson Controls, Inc.	425

	Automobiles — 0.3%
11	Harley-Davidson, Inc.	459

	Hotels, Restaurants & Leisure — 0.5%
9	Las Vegas Sands Corp. (a)	380
11	Marriott International, Inc., Class A	387

		767

	Media — 0.2%
8	Scripps Networks Interactive, Inc., Class A	406

	Multiline Retail — 0.8%
24	Dollar General Corp. (a)	796
12	Nordstrom, Inc.	563

		1,359

	Specialty Retail — 0.5%
10	Guess?, Inc.	399
11	Home Depot, Inc.	406

		805

	Textiles, Apparel & Luxury Goods — 0.8%
13	Phillips-Van Heusen Corp.	818
3	Polo Ralph Lauren Corp.	438

		1,256

	Total Consumer Discretionary	5,477

	Financials — 2.2%
	Capital Markets — 0.2%
3	Franklin Resources, Inc.	420

	Commercial Banks — 1.0%
17	Bank of Hawaii Corp.	777
14	Cullen/Frost Bankers, Inc.	796

		1,573

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 0.5%
3	CME Group, Inc.	817

	Insurance — 0.5%
26	Marsh & McLennan Cos., Inc.	811

	Total Financials	3,621

	Health Care — 2.0%
	Biotechnology — 0.5%
13	Celgene Corp. (a)	790

	Health Care Equipment & Supplies — 1.0%
5	Becton, Dickinson & Co.	396
4	C.R. Bard, Inc.	407
18	Hill-Rom Holdings, Inc.	847

		1,650

	Health Care Providers & Services — 0.3%
6	Henry Schein, Inc. (a)	415

	Pharmaceuticals — 0.2%
10	Forest Laboratories, Inc. (a)	386

	Total Health Care	3,241

	Industrials — 2.2%
	Construction & Engineering — 0.7%
29	Aecom Technology Corp. (a)	798
20	Quanta Services, Inc. (a)	406

		1,204

	Machinery — 1.3%
8	PACCAR, Inc.	399
10	Pentair, Inc.	408
7	Snap-On, Inc.	412
10	SPX Corp.	823

		2,042

	Road & Rail — 0.2%
11	Old Dominion Freight Line, Inc. (a)	403

	Total Industrials	3,649

	Information Technology — 2.0%
	Electronic Equipment, Instruments & Components — 0.8%
8	Amphenol Corp., Class A	421
32	Molex, Inc.	819

		1,240

	IT Services — 0.5%
8	Automatic Data Processing, Inc.	395
10	Gartner, Inc. (a)	415

		810

	Semiconductors & Semiconductor Equipment — 0.5%
25	Linear Technology Corp.	829

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Software — 0.2%
15	Synopsys, Inc. (a)	391

	Total Information Technology	3,270

	Materials — 0.5%
	Chemicals — 0.2%
15	Nalco Holding Co.	406

	Metals & Mining — 0.3%
20	Stillwater Mining Co. (a)	440

	Total Materials	846

	Total Common Stocks (Cost $19,815)	20,104

SHARES	SECURITY DESCRIPTION	VALUE($)

	Investment Companies — 6.7%
41	Consumer Discretionary Select Sector SPDR Fund	1,633
11	Energy Select Sector SPDR Fund	799
23	Health Care Select Sector SPDR Fund	813
21	Materials Select Sector SPDR Fund	827
28	SPDR S&P 500 ETF Trust	3,754
16	Technology Select Sector SPDR Fund	411
84	Utilities Select Sector SPDR Fund	2,816

	Total Investment Companies (Cost $10,815)	11,053

	Total Short Positions (Proceeds $30,630)	$31,157

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 120.3% (j)
	Common Stocks — 119.1%
	Consumer Discretionary — 16.9%
	Auto Components — 2.6%
4,575	Johnson Controls, Inc.	190,599

	Automobiles — 1.9%
4,715	General Motors Co. (a)	143,153

	Diversified Consumer Services — 0.2%
206	ITT Educational Services, Inc. (a)	16,124

	Hotels, Restaurants & Leisure — 2.4%
2,512	Carnival Corp.	94,515
145	Darden Restaurants, Inc.	7,233
108	Marriott International, Inc., Class A	3,821
190	Starwood Hotels & Resorts Worldwide, Inc.	10,673
1,094	Yum! Brands, Inc.	60,458

		176,700

	Household Durables — 0.6%
925	Lennar Corp., Class A	16,784
37	NVR, Inc. (a)	26,746

		43,530

	Internet & Catalog Retail — 1.5%
562	Amazon.com, Inc. (a)	114,876

	Media — 5.3%
558	CBS Corp., (Non-Voting) Class B	15,897
2,013	Comcast Corp., Class A	51,011
1,691	Gannett Co., Inc.	24,211
7,092	Time Warner, Inc.	257,950
1,121	Walt Disney Co. (The)	43,748

		392,817

	Multiline Retail — 0.9%
384	Kohl’s Corp.	19,187
988	Target Corp.	46,351

		65,538

	Specialty Retail — 1.1%
44	AutoZone, Inc. (a)	13,021
1,207	Home Depot, Inc.	43,705
882	Lowe’s Cos., Inc.	20,556
144	TJX Cos., Inc.	7,541

		84,823

	Textiles, Apparel & Luxury Goods — 0.4%
143	Coach, Inc.	9,115
192	NIKE, Inc., Class B	17,273

		26,388

	Total Consumer Discretionary	1,254,548

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 8.4%
	Beverages — 3.4%
2,402	Coca-Cola Co. (The)	161,643
135	Dr. Pepper Snapple Group, Inc.	5,648
1,244	PepsiCo, Inc.	87,598

		254,889

	Food & Staples Retailing — 0.9%
876	CVS Caremark Corp.	32,915
1,070	Sysco Corp.	33,355

		66,270

	Food Products — 1.3%
1,122	Campbell Soup Co.	38,779
1,249	General Mills, Inc.	46,469
131	Kellogg Co.	7,223

		92,471

	Household Products — 2.8%
748	Colgate-Palmolive Co.	65,345
2,272	Procter & Gamble Co. (The)	144,452

		209,797

	Total Consumer Staples	623,427

	Energy — 14.9%
	Energy Equipment & Services — 3.8%
223	Baker Hughes, Inc.	16,156
360	Cameron International Corp. (a)	18,112
125	Ensco plc, (United Kingdom), ADR	6,667
308	Halliburton Co.	15,718
148	National Oilwell Varco, Inc.	11,564
2,516	Schlumberger Ltd.	217,389

		285,606

	Oil, Gas & Consumable Fuels — 11.1%
413	Apache Corp.	50,969
1,672	Chevron Corp.	171,969
654	ConocoPhillips	49,151
583	Devon Energy Corp.	45,940
984	EOG Resources, Inc.	102,923
2,314	Exxon Mobil Corp.	188,302
138	Marathon Oil Corp.	7,279
63	Noble Energy, Inc.	5,649
1,300	Occidental Petroleum Corp.	135,251
657	Southwestern Energy Co. (a)	28,167
264	Valero Energy Corp.	6,752
1,068	Williams Cos., Inc. (The)	32,307

		824,659

	Total Energy	1,110,265

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Financials — 15.5%
	Capital Markets — 3.0%
708	Goldman Sachs Group, Inc. (The)	94,239
1,569	Invesco Ltd.	36,718
2,527	Morgan Stanley	58,153
589	State Street Corp.	26,571
510	TD Ameritrade Holding Corp.	9,945

		225,626

	Commercial Banks — 3.5%
1,561	Fifth Third Bancorp	19,907
487	Huntington Bancshares, Inc.	3,193
206	SVB Financial Group (a)	12,277
1,272	U.S. Bancorp	32,459
6,584	Wells Fargo & Co.	184,757
151	Zions Bancorp	3,634

		256,227

	Consumer Finance — 0.4%
629	American Express Co.	32,512

	Diversified Financial Services — 3.3%
7,901	Bank of America Corp.	86,595
2,901	Citigroup, Inc.	120,812
83	CME Group, Inc.	24,279
127	IntercontinentalExchange, Inc. (a)	15,892

		247,578

	Insurance — 4.7%
872	ACE Ltd., (Switzerland)	57,414
697	Aflac, Inc.	32,535
444	Axis Capital Holdings Ltd., (Bermuda)	13,759
358	Berkshire Hathaway, Inc., Class B (a)	27,698
159	Everest Re Group Ltd., (Bermuda)	13,026
1,949	MetLife, Inc.	85,507
1,203	Prudential Financial, Inc.	76,501
279	RenaissanceRe Holdings Ltd., (Bermuda)	19,512
1,144	XL Group plc, (Ireland)	25,151

		351,103

	Real Estate Investment Trusts (REITs) — 0.6%
171	Alexandria Real Estate Equities, Inc.	13,247
208	HCP, Inc.	7,646
298	ProLogis, Inc.	10,688
256	Regency Centers Corp.	11,261

		42,842

	Total Financials	1,155,888

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 17.0%
	Biotechnology — 2.6%
1,040	Biogen Idec, Inc. (a)	111,233
1,086	Celgene Corp. (a)	65,516
520	Dendreon Corp. (a)	20,519

		197,268

	Health Care Equipment & Supplies — 3.4%
877	Becton, Dickinson & Co.	75,568
1,962	Covidien plc, (Ireland)	104,434
1,610	St. Jude Medical, Inc.	76,766

		256,768

	Health Care Providers & Services — 3.5%
2,063	Cardinal Health, Inc.	93,687
136	DaVita, Inc. (a)	11,793
515	Humana, Inc.	41,442
594	McKesson Corp.	49,719
796	UnitedHealth Group, Inc.	41,074
266	WellPoint, Inc.	20,944

		258,659

	Life Sciences Tools & Services — 0.2%
178	Thermo Fisher Scientific, Inc. (a)	11,492

	Pharmaceuticals — 7.3%
2,476	Abbott Laboratories	130,285
1,668	Johnson & Johnson	110,957
5,001	Merck & Co., Inc.	176,496
608	Mylan, Inc. (a)	15,006
4,144	Pfizer, Inc.	85,362
452	Teva Pharmaceutical Industries Ltd., (Israel), ADR	21,812

		539,918

	Total Health Care	1,264,105

	Industrials — 12.8%
	Aerospace & Defense — 4.4%
204	Goodrich Corp.	19,519
2,078	Honeywell International, Inc.	123,849
2,088	United Technologies Corp.	184,780

		328,148

	Construction & Engineering — 0.9%
1,022	Fluor Corp.	66,102

	Electrical Equipment — 0.5%
726	Emerson Electric Co.	40,858

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Industrial Conglomerates — 2.2%
725	3M Co.	68,781
2,154	General Electric Co.	40,630
1,116	Tyco International Ltd., (Switzerland)	55,179

		164,590

	Machinery — 1.8%
120	Deere & Co.	9,893
2,378	PACCAR, Inc.	121,486

		131,379

	Road & Rail — 3.0%
2,728	Norfolk Southern Corp.	204,413
194	Union Pacific Corp.	20,283

		224,696

	Total Industrials	955,773

	Information Technology — 20.9%
	Communications Equipment — 3.0%
5,565	Cisco Systems, Inc.	86,866
1,685	Juniper Networks, Inc. (a)	53,064
370	Motorola Mobility Holdings, Inc. (a)	8,152
1,281	QUALCOMM, Inc.	72,771

		220,853

	Computers & Peripherals — 5.2%
998	Apple, Inc. (a)	335,082
386	EMC Corp. (a)	10,633
1,047	Hewlett-Packard Co.	38,098

		383,813

	Electronic Equipment, Instruments & Components — 0.6%
1,292	TE Connectivity Ltd., (Switzerland)	47,507

	Internet Software & Services — 0.6%
87	Google, Inc., Class A (a)	44,280

	IT Services — 3.2%
693	Accenture plc, (Ireland), Class A	41,887
518	Cognizant Technology Solutions Corp., Class A (a)	37,955
113	Fidelity National Information Services, Inc.	3,474
248	Genpact Ltd., (Bermuda) (a)	4,282
76	Global Payments, Inc.	3,869
449	International Business Machines Corp.	77,100
114	MasterCard, Inc., Class A	34,241
607	Total System Services, Inc.	11,273
391	VeriFone Systems, Inc. (a)	17,321
121	Visa, Inc., Class A	10,156

		241,558

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 4.5%
844	Analog Devices, Inc.	33,039
2,304	Broadcom Corp., Class A (a)	77,521
1,213	Freescale Semiconductor Holdings I Ltd. (a)	22,310
444	KLA-Tencor Corp.	17,982
2,130	Lam Research Corp. (a)	94,303
372	Novellus Systems, Inc. (a)	13,442
2,014	Xilinx, Inc.	73,463

		332,060

	Software — 3.8%
528	Adobe Systems, Inc. (a)	16,601
102	Citrix Systems, Inc. (a)	8,170
6,350	Microsoft Corp.	165,094
2,876	Oracle Corp.	94,663

		284,528

	Total Information Technology	1,554,599

	Materials — 5.8%
	Chemicals — 3.8%
1,050	Air Products & Chemicals, Inc.	100,326
1,122	Dow Chemical Co. (The)	40,398
2,063	E.I. du Pont de Nemours & Co.	111,486
1,118	Georgia Gulf Corp. (a)	27,000

		279,210

	Metals & Mining — 2.0%
3,783	Alcoa, Inc.	60,000
1,723	Freeport-McMoRan Copper & Gold, Inc.	91,129

		151,129

	Total Materials	430,339

	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 2.5%
2,573	AT&T, Inc.	80,819
2,831	Verizon Communications, Inc.	105,387

		186,206

	Wireless Telecommunication Services — 1.0%
206	American Tower Corp., Class A (a)	10,760
11,097	Sprint Nextel Corp. (a)	59,812

		70,572

	Total Telecommunication Services	256,778

	Utilities — 3.4%
	Electric Utilities — 2.2%
694	FirstEnergy Corp.	30,633
1,425	NextEra Energy, Inc.	81,854
1,090	Northeast Utilities	38,334

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Electric Utilities — Continued
894	NV Energy, Inc.	13,718

		164,539

	Gas Utilities — 0.2%
293	AGL Resources, Inc.	11,924

	Independent Power Producers & Energy Traders — 0.2%
432	Constellation Energy Group, Inc.	16,384

	Multi-Utilities — 0.7%
759	CenterPoint Energy, Inc.	14,678
769	Sempra Energy	40,675

		55,353

	Water Utilities — 0.1%
144	American Water Works Co., Inc.	4,235

	Total Utilities	252,435

	Total Common Stocks (Cost $7,270,366)	8,858,157

	Short-Term Investment — 1.2%
	Investment Company — 1.2%
89,101	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $89,101)	89,101

	Total Investments — 120.3% (Cost $7,359,467)	8,947,258
	Liabilities in Excess of Other Assets — (20.3)%	(1,507,277)

	NET ASSETS — 100.0%	$7,439,981

Short Positions — 21.0%
	Common Stocks — 20.9%
	Consumer Discretionary — 1.9%
	Automobiles — 0.4%
2,141	Ford Motor Co. (a)	29,526

	Hotels, Restaurants & Leisure — 0.1%
101	Choice Hotels International, Inc.	3,377
11	Hyatt Hotels Corp., Class A (a)	461
82	McDonald’s Corp.	6,873

		10,711

	Household Durables — 0.1%
172	Toll Brothers, Inc. (a)	3,561

	Internet & Catalog Retail — 0.3%
74	NetFlix, Inc. (a)	19,394

	Media — 0.4%
655	New York Times Co. (The), Class A (a)	5,715
504	Viacom, Inc., Class B	25,721

		31,436

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.2%
455	Dollar General Corp. (a)	15,408

	Specialty Retail — 0.2%
102	Ross Stores, Inc.	8,139
72	Tiffany & Co.	5,656

		13,795

	Textiles, Apparel & Luxury Goods — 0.2%
238	Phillips-Van Heusen Corp.	15,614

	Total Consumer Discretionary	139,445

	Consumer Staples — 1.8%
	Food & Staples Retailing — 0.6%
130	Costco Wholesale Corp.	10,560
194	Wal-Mart Stores, Inc.	10,297
338	Whole Foods Market, Inc.	21,461

		42,318

	Food Products — 0.3%
323	Hershey Co. (The)	18,368

	Household Products — 0.3%
314	Church & Dwight Co., Inc.	12,716
163	Kimberly-Clark Corp.	10,849

		23,565

	Personal Products — 0.1%
93	Estee Lauder Cos., Inc. (The), Class A	9,744

	Tobacco — 0.5%
826	Altria Group, Inc.	21,808
274	Philip Morris International, Inc.	18,286

		40,094

	Total Consumer Staples	134,089

	Energy — 2.1%
	Energy Equipment & Services — 0.9%
98	Diamond Offshore Drilling, Inc.	6,908
179	Noble Corp., (Switzerland)	7,056
929	Tenaris S.A., (Luxembourg), ADR	42,461
96	Transocean Ltd., (Switzerland)	6,228

		62,653

	Oil, Gas & Consumable Fuels — 1.2%
864	Encana Corp., (Canada)	26,590
318	Kinder Morgan, Inc.	9,132
87	Sunoco, Inc.	3,649
413	Tesoro Corp. (a)	9,459
719	TransCanada Corp., (Canada)	31,516
253	Ultra Petroleum Corp. (a)	11,604

		91,950

	Total Energy	154,603

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	23

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Financials — 2.0%
	Capital Markets — 0.4%
35	BlackRock, Inc.	6,775
205	Federated Investors, Inc., Class B	4,889
57	Franklin Resources, Inc.	7,450
108	T. Rowe Price Group, Inc.	6,526

		25,640

	Commercial Banks — 0.3%
1,168	KeyCorp	9,730
372	SunTrust Banks, Inc.	9,597
54	UMB Financial Corp.	2,255

		21,582

	Insurance — 0.9%
372	American International Group, Inc. (a)	10,913
236	AON Corp.	12,096
244	Lincoln National Corp.	6,948
177	Principal Financial Group, Inc.	5,379
114	Torchmark Corp.	7,294
457	Travelers Cos., Inc. (The)	26,705

		69,335

	Real Estate Investment Trusts (REITs) — 0.4%
337	BioMed Realty Trust, Inc.	6,481
165	Federal Realty Investment Trust	14,092
37	Highwoods Properties, Inc.	1,240
137	Taubman Centers, Inc.	8,088

		29,901

	Total Financials	146,458

	Health Care — 3.6%
	Health Care Equipment & Supplies — 1.1%
285	Edwards Lifesciences Corp. (a)	24,861
311	Stryker Corp.	18,224
663	Zimmer Holdings, Inc. (a)	41,884

		84,969

	Health Care Providers & Services — 0.7%
1,199	AmerisourceBergen Corp.	49,653

	Pharmaceuticals — 1.8%
730	Bristol-Myers Squibb Co.	21,152
2,394	Eli Lilly & Co.	89,857
272	Watson Pharmaceuticals, Inc. (a)	18,712

		129,721

	Total Health Care	264,343

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 4.6%
	Aerospace & Defense — 2.2%
482	Boeing Co. (The)	35,662
121	ITT Corp.	7,135
1,031	Lockheed Martin Corp.	83,455
758	Raytheon Co.	37,766

		164,018

	Air Freight & Logistics — 0.1%
124	United Parcel Service, Inc., Class B	9,054

	Electrical Equipment — 0.5%
461	Rockwell Automation, Inc.	40,027

	Machinery — 1.2%
245	Caterpillar, Inc.	26,107
386	Illinois Tool Works, Inc.	21,799
698	Ingersoll-Rand plc, (Ireland)	31,713
82	Parker Hannifin Corp.	7,341

		86,960

	Road & Rail — 0.6%
130	CSX Corp.	3,408
547	Heartland Express, Inc.	9,061
631	Knight Transportation, Inc.	10,716
809	Werner Enterprises, Inc.	20,264

		43,449

	Total Industrials	343,508

	Information Technology — 2.2%
	IT Services — 0.3%
227	Fiserv, Inc. (a)	14,234
751	SAIC, Inc. (a)	12,631

		26,865

	Semiconductors & Semiconductor Equipment — 1.9%
231	Altera Corp.	10,717
263	Atmel Corp. (a)	3,704
171	Cypress Semiconductor Corp. (a)	3,612
663	Intel Corp.	14,686
450	Linear Technology Corp.	14,845
93	MEMC Electronic Materials, Inc. (a)	795
1,234	Microchip Technology, Inc.	46,799
207	NVIDIA Corp. (a)	3,296
3,244	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	40,905

		139,359

	Total Information Technology	166,224

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Materials — 2.1%
	Chemicals — 0.9%
333	OM Group, Inc. (a)	13,549
505	Praxair, Inc.	54,721

		68,270

	Metals & Mining — 1.2%
2,210	AK Steel Holding Corp.	34,825
282	Cliffs Natural Resources, Inc.	26,092
601	United States Steel Corp.	27,648

		88,565

	Total Materials	156,835

	Utilities — 0.6%
	Electric Utilities — 0.2%
310	American Electric Power Co., Inc.	11,676
53	Entergy Corp.	3,628

		15,304

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.4%
433	Consolidated Edison, Inc.	23,064
241	Wisconsin Energy Corp.	7,561

		30,625

	Total Utilities	45,929

	Total Common Stocks (Cost $1,445,883)	1,551,434

	Investment Company — 0.1%
174	iShares Dow Jones U.S. Real Estate Index Fund (Cost $9,349)	10,511

	Total Short Positions (Proceeds $1,455,232)	$1,561,945

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,265	E-mini S&P 500	09/16/11	$83,205	$1,446

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	25

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 117.9% (j)
		Common Stocks — 115.4%
		Consumer Discretionary — 12.4%
		Auto Components — 1.9%
21		Johnson Controls, Inc.	877
6		TRW Automotive Holdings Corp. (a)	379

			1,256

		Automobiles — 1.2%
26		General Motors Co. (a)	800

		Hotels, Restaurants & Leisure — 0.7%
8		Carnival Corp.	302
2		Starwood Hotels & Resorts Worldwide, Inc.	131

			433

		Household Durables — 0.3%
8		Lennar Corp., Class A	145
—	(h)	NVR, Inc. (a)	58

			203

		Internet & Catalog Retail — 0.2%
1		Amazon.com, Inc. (a)	121

		Media — 5.8%
28		CBS Corp. (Non-Voting), Class B	793
12		DIRECTV, Class A (a)	628
17		Gannett Co., Inc.	246
4		Time Warner Cable, Inc.	330
24		Time Warner, Inc.	865
25		Walt Disney Co. (The)	972

			3,834

		Multiline Retail — 1.3%
2		Family Dollar Stores, Inc.	107
9		Kohl’s Corp.	449
6		Target Corp.	301

			857

		Specialty Retail — 1.0%
1		Advance Auto Parts, Inc.	68
—	(h)	AutoZone, Inc. (a)	94
8		Bed Bath & Beyond, Inc. (a)	490

			652

		Total Consumer Discretionary	8,156

		Consumer Staples — 4.0%
		Beverages — 0.6%
6		Coca-Cola Co. (The)	408

		Food & Staples Retailing — 1.5%
26		CVS Caremark Corp.	964

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.3%
2	JM Smucker Co. (The)	184

	Household Products — 1.6%
16	Procter & Gamble Co. (The)	1,042

	Total Consumer Staples	2,598

	Energy — 13.2%
	Energy Equipment & Services — 1.2%
6	Baker Hughes, Inc.	462
6	Halliburton Co.	298

		760

	Oil, Gas & Consumable Fuels — 12.0%
9	Anadarko Petroleum Corp.	722
5	Apache Corp.	637
21	Chevron Corp.	2,210
20	ConocoPhillips	1,506
8	Devon Energy Corp.	609
3	EOG Resources, Inc.	297
10	Marathon Oil Corp.	536
8	Occidental Petroleum Corp.	824
18	Williams Cos., Inc. (The)	554

		7,895

	Total Energy	8,655

	Financials — 29.4%
	Capital Markets — 4.5%
7	Charles Schwab Corp. (The)	116
7	Goldman Sachs Group, Inc. (The)	914
3	Janus Capital Group, Inc.	25
30	Morgan Stanley	694
20	State Street Corp.	904
17	TD Ameritrade Holding Corp.	336

		2,989

	Commercial Banks — 6.6%
17	BB&T Corp.	449
24	Fifth Third Bancorp	305
1	PNC Financial Services Group, Inc.	83
19	Regions Financial Corp.	121
34	U.S. Bancorp	865
80	Wells Fargo & Co.	2,236
11	Zions Bancorp	253

		4,312

	Consumer Finance — 1.4%
12	Capital One Financial Corp.	636
29	Imperial Holdings, Inc. (a)	296

		932

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Diversified Financial Services — 6.8%
92		Bank of America Corp.	1,009
51		Citigroup, Inc.	2,128
—	(h)	CME Group, Inc.	64
45		KKR Financial Holdings LLC	444
49		North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	840

			4,485

		Insurance — 8.4%
16		ACE Ltd., (Switzerland)	1,027
24		Aflac, Inc.	1,128
3		Axis Capital Holdings Ltd., (Bermuda)	101
4		Everest Re Group Ltd., (Bermuda)	298
32		MetLife, Inc.	1,387
21		Prudential Financial, Inc.	1,321
2		RenaissanceRe Holdings Ltd., (Bermuda)	129
2		Travelers Cos., Inc. (The)	94

			5,485

		Real Estate Investment Trusts (REITs) — 1.7%
1		Alexandria Real Estate Equities, Inc.	91
32		Annaly Capital Management, Inc.	580
1		Boston Properties, Inc.	146
2		Simon Property Group, Inc.	215
4		Weingarten Realty Investors	102

			1,134

		Total Financials	19,337

		Health Care — 15.2%
		Biotechnology — 1.7%
6		Biogen Idec, Inc. (a)	678
8		Celgene Corp. (a)	453

			1,131

		Health Care Equipment & Supplies — 1.9%
2		Becton, Dickinson & Co.	195
16		Covidien plc, (Ireland)	838
4		St. Jude Medical, Inc.	202

			1,235

		Health Care Providers & Services — 4.7%
2		DaVita, Inc. (a)	183
4		Humana, Inc.	307
8		McKesson Corp.	670
24		UnitedHealth Group, Inc.	1,244
8		WellPoint, Inc.	650

			3,054

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 6.9%
14	Abbott Laboratories	741
13	Johnson & Johnson	879
49	Merck & Co., Inc.	1,712
59	Pfizer, Inc.	1,207

		4,539

	Total Health Care	9,959

	Industrials — 11.5%
	Aerospace & Defense — 2.2%
2	General Dynamics Corp.	160
9	Honeywell International, Inc.	547
8	United Technologies Corp.	721

		1,428

	Construction & Engineering — 0.5%
5	Fluor Corp.	350

	Industrial Conglomerates — 2.8%
4	3M Co.	356
38	General Electric Co.	713
15	Tyco International Ltd., (Switzerland)	762

		1,831

	Machinery — 3.1%
2	Deere & Co.	151
9	Eaton Corp.	443
4	Illinois Tool Works, Inc.	232
4	Joy Global, Inc.	355
6	Navistar International Corp. (a)	361
6	Parker Hannifin Corp.	516

		2,058

	Road & Rail — 2.9%
16	Hertz Global Holdings, Inc. (a)	247
15	Norfolk Southern Corp.	1,121
5	Union Pacific Corp.	495

		1,863

	Total Industrials	7,530

	Information Technology — 14.9%
	Communications Equipment — 1.5%
36	Cisco Systems, Inc.	567
10	Motorola Mobility Holdings, Inc. (a)	224
3	QUALCOMM, Inc.	183

		974

	Computers & Peripherals — 2.5%
2	Apple, Inc. (a)	621
24	Hewlett-Packard Co.	885

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	27

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Computers & Peripherals — Continued
3	SanDisk Corp. (a)	141

		1,647

	Electronic Equipment, Instruments & Components — 1.9%
6	Arrow Electronics, Inc. (a)	242
8	Avnet, Inc. (a)	270
9	Corning, Inc.	170
12	Ingram Micro, Inc., Class A (a)	216
10	TE Connectivity Ltd., (Switzerland)	375

		1,273

	IT Services — 2.5%
3	Accenture plc, (Ireland), Class A	166
6	Global Payments, Inc.	298
1	International Business Machines Corp.	228
2	MasterCard, Inc., Class A	476
9	Total System Services, Inc.	168
14	Western Union Co. (The)	285

		1,621

	Semiconductors & Semiconductor Equipment — 5.1%
7	Analog Devices, Inc.	267
6	Applied Materials, Inc.	83
13	Broadcom Corp., Class A (a)	449
9	Freescale Semiconductor Holdings I Ltd. (a)	172
28	Intel Corp.	624
7	Lam Research Corp. (a)	306
5	Marvell Technology Group Ltd., (Bermuda) (a)	80
23	Micron Technology, Inc. (a)	170
3	Novellus Systems, Inc. (a)	125
29	Xilinx, Inc.	1,050

		3,326

	Software — 1.4%
5	Adobe Systems, Inc. (a)	150
31	Microsoft Corp.	794

		944

	Total Information Technology	9,785

	Materials — 6.3%
	Chemicals — 3.9%
5	Air Products & Chemicals, Inc.	482
18	Dow Chemical Co. (The)	656
20	E.I. du Pont de Nemours & Co.	1,101
2	Georgia Gulf Corp. (a)	55
3	PPG Industries, Inc.	237
1	Westlake Chemical Corp.	77

		2,608

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 1.3%
6	Ball Corp.	249
16	Crown Holdings, Inc. (a)	605

		854

	Metals & Mining — 1.1%
45	Alcoa, Inc.	712

	Total Materials	4,174

	Telecommunication Services — 3.6%
	Diversified Telecommunication Services — 2.3%
41	Verizon Communications, Inc.	1,516

	Wireless Telecommunication Services — 1.3%
4	Crown Castle International Corp. (a)	158
135	Sprint Nextel Corp. (a)	726

		884

	Total Telecommunication Services	2,400

	Utilities — 4.9%
	Electric Utilities — 2.2%
4	FirstEnergy Corp.	195
13	NextEra Energy, Inc.	760
5	Northeast Utilities	173
21	NV Energy, Inc.	315

		1,443

	Gas Utilities — 0.7%
4	AGL Resources, Inc.	169
4	Oneok, Inc.	263

		432

	Multi-Utilities — 1.0%
8	CenterPoint Energy, Inc.	159
9	Sempra Energy	487

		646

	Water Utilities — 1.0%
23	American Water Works Co., Inc.	672

	Total Utilities	3,193

	Total Common Stocks (Cost $61,672)	75,787

	Short-Term Investment — 2.5%
	Investment Company — 2.5%
1,627	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $1,627)	1,627

	Total Investments — 117.9% (Cost $63,299)	77,414
	Liabilities in Excess of Other Assets — (17.9)%	(11,737)

	NET ASSETS — 100.0%	$65,677

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — 17.7%
	Common Stocks — 17.7%
	Consumer Discretionary — 1.4%
	Automobiles — 0.3%
15	Ford Motor Co. (a)	201

	Hotels, Restaurants & Leisure — 0.2%
3	Hyatt Hotels Corp., Class A (a)	125

	Household Durables — 0.2%
3	D.R. Horton, Inc.	29
1	MDC Holdings, Inc.	25
12	Pulte Group, Inc. (a)	90
2	Toll Brothers, Inc. (a)	32

		176

	Media — 0.1%
7	New York Times Co. (The), Class A (a)	59

	Multiline Retail — 0.2%
4	Dollar General Corp. (a)	128

	Specialty Retail — 0.4%
5	Gap, Inc. (The)	87
2	O’Reilly Automotive, Inc. (a)	155

		242

	Total Consumer Discretionary	931

	Consumer Staples — 0.4%
	Personal Products — 0.4%
2	Estee Lauder Cos., Inc. (The), Class A	238

	Energy — 1.0%
	Energy Equipment & Services — 0.4%
6	Tenaris S.A., (Luxembourg), ADR	257

	Oil, Gas & Consumable Fuels — 0.6%
6	Kinder Morgan, Inc.	174
1	Sunoco, Inc.	55
7	Tesoro Corp. (a)	151

		380

	Total Energy	637

	Financials — 3.2%
	Capital Markets — 0.2%
3	Federated Investors, Inc., Class B	71
1	T. Rowe Price Group, Inc.	72

		143

	Commercial Banks — 0.6%
2	Cullen/Frost Bankers, Inc.	115
8	First Horizon National Corp.	81
14	KeyCorp	120
3	SunTrust Banks, Inc.	90

		406

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 1.5%
1	AON Corp.	65
3	Chubb Corp.	156
4	Lincoln National Corp.	122
1	Markel Corp. (a)	207
3	Marsh & McLennan Cos., Inc.	104
6	Progressive Corp. (The)	129
5	W.R. Berkley Corp.	167

		950

	Real Estate Investment Trusts (REITs) — 0.9%
7	Extra Space Storage, Inc.	140
2	Federal Realty Investment Trust	169
4	Highwoods Properties, Inc.	125
2	Taubman Centers, Inc.	146

		580

	Total Financials	2,079

	Health Care — 1.2%
	Biotechnology — 0.2%
2	Amgen, Inc. (a)	116

	Health Care Equipment & Supplies — 0.3%
2	Stryker Corp.	100
2	Zimmer Holdings, Inc. (a)	100

		200

	Health Care Providers & Services — 0.3%
4	AmerisourceBergen Corp.	181

	Pharmaceuticals — 0.4%
6	Eli Lilly & Co.	210
1	Forest Laboratories, Inc. (a)	55

		265

	Total Health Care	762

	Industrials — 3.4%
	Aerospace & Defense — 0.9%
4	Boeing Co. (The)	265
4	Lockheed Martin Corp.	325

		590

	Air Freight & Logistics — 0.4%
1	FedEx Corp.	67
3	United Parcel Service, Inc., Class B	215

		282

	Commercial Services & Supplies — 0.2%
4	Avery Dennison Corp.	150

	Electrical Equipment — 0.8%
6	Rockwell Automation, Inc.	494

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	29

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Machinery — 0.6%
2	Caterpillar, Inc.	250
4	Ingersoll-Rand plc, (Ireland)	171

		421

	Road & Rail — 0.5%
7	Heartland Express, Inc.	122
7	Werner Enterprises, Inc.	182

		304

	Total Industrials	2,241

	Information Technology — 3.0%
	Communications Equipment — 0.2%
19	Nokia OYJ, (Finland), ADR	121

	IT Services — 0.4%
4	Fiserv, Inc. (a)	263

	Office Electronics — 0.3%
21	Xerox Corp.	223

	Semiconductors & Semiconductor Equipment — 2.0%
6	Altera Corp.	285
1	ASML Holding N.V., (Netherlands), ADR	50
9	Cypress Semiconductor Corp. (a)	201
11	Linear Technology Corp.	366
4	Microchip Technology, Inc.	160
10	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	120
4	Texas Instruments, Inc.	130

		1,312

	Software — 0.1%
3	Electronic Arts, Inc. (a)	81

	Total Information Technology	2,000

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 2.5%
	Chemicals — 1.5%
6	Nalco Holding Co.	159
5	OM Group, Inc. (a)	183
4	Praxair, Inc.	443
2	Sherwin-Williams Co. (The)	139
2	Valspar Corp.	67

		991

	Metals & Mining — 1.0%
10	AK Steel Holding Corp.	158
3	Cliffs Natural Resources, Inc.	287
3	Nucor Corp.	119
3	United States Steel Corp.	122

		686

	Total Materials	1,677

	Utilities — 1.6%
	Electric Utilities — 0.3%
5	American Electric Power Co., Inc.	175

	Multi-Utilities — 0.9%
2	Consolidated Edison, Inc.	128
3	Dominion Resources, Inc.	166
6	Vectren Corp.	168
5	Wisconsin Energy Corp.	159

		621

	Water Utilities — 0.4%
12	Aqua America, Inc.	269

	Total Utilities	1,065

	Total Short Positions (Proceeds $10,844)	$11,630

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 134.5% (j)
		Common Stocks — 133.9%
		Consumer Discretionary — 16.1%
		Auto Components — 1.2%
3		Johnson Controls, Inc.	140

		Automobiles — 0.7%
3		General Motors Co. (a)	81

		Diversified Consumer Services — 0.2%
—	(h)	ITT Educational Services, Inc. (a)	19

		Hotels, Restaurants & Leisure — 1.6%
2		Carnival Corp.	59
—	(h)	Darden Restaurants, Inc.	21
1		McDonald’s Corp.	65
1		Yum! Brands, Inc.	36

			181

		Household Durables — 0.4%
1		Lennar Corp., Class A	24
—	(h)	NVR, Inc. (a)	22

			46

		Internet & Catalog Retail — 1.9%
1		Amazon.com, Inc. (a)	209

		Media — 6.3%
5		CBS Corp. (Non-Voting), Class B	153
2		Comcast Corp., Class A	62
—	(h)	DIRECTV, Class A (a)	13
1		Discovery Communications, Inc., Class A (a)	40
—	(h)	DISH Network Corp., Class A (a)	12
6		Gannett Co., Inc.	82
7		Time Warner, Inc.	255
2		Walt Disney Co. (The)	96

			713

		Multiline Retail — 0.9%
—	(h)	Family Dollar Stores, Inc.	13
1		Kohl’s Corp.	43
—	(h)	Macy’s, Inc.	14
1		Target Corp.	32

			102

		Specialty Retail — 1.8%
—	(h)	AutoZone, Inc. (a)	89
1		GameStop Corp., Class A (a)	13
1		Home Depot, Inc.	37
1		Lowe’s Cos., Inc.	26
2		Staples, Inc.	31
—	(h)	TJX Cos., Inc.	6

			202

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods — 1.1%
1		Coach, Inc.	43
1		NIKE, Inc., Class B	50
—	(h)	V.F. Corp.	26

			119

		Total Consumer Discretionary	1,812

		Consumer Staples — 14.2%
		Beverages — 4.0%
4		Coca-Cola Co. (The)	257
1		Dr. Pepper Snapple Group, Inc.	49
2		PepsiCo, Inc.	144

			450

		Food & Staples Retailing — 1.6%
1		CVS Caremark Corp.	45
1		Kroger Co. (The)	27
1		Sysco Corp.	36
1		Wal-Mart Stores, Inc.	73

			181

		Food Products — 3.1%
1		Archer-Daniels-Midland Co.	38
2		Campbell Soup Co.	73
1		ConAgra Foods, Inc.	32
2		General Mills, Inc.	76
—	(h)	Kellogg Co.	22
3		Kraft Foods, Inc., Class A	111

			352

		Household Products — 4.4%
2		Colgate-Palmolive Co.	192
1		Kimberly-Clark Corp.	45
4		Procter & Gamble Co. (The)	260

			497

		Personal Products — 0.2%
1		Avon Products, Inc.	27

		Tobacco — 0.9%
1		Philip Morris International, Inc.	95

		Total Consumer Staples	1,602

		Energy — 13.2%
		Energy Equipment & Services — 2.6%
1		Cameron International Corp. (a)	41
1		National Oilwell Varco, Inc.	50
2		Schlumberger Ltd.	207

			298

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	31

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Oil, Gas & Consumable Fuels — 10.6%
—	(h)	Apache Corp.	25
3		Chevron Corp.	312
2		ConocoPhillips	156
1		Devon Energy Corp.	102
1		EOG Resources, Inc.	79
3		Exxon Mobil Corp.	212
1		Marathon Oil Corp.	78
—	(h)	Noble Energy, Inc.	10
1		Occidental Petroleum Corp.	128
1		Southwestern Energy Co. (a)	49
1		Williams Cos., Inc. (The)	42

			1,193

		Total Energy	1,491

		Financials — 23.8%
		Capital Markets — 2.9%
—	(h)	Bank of New York Mellon Corp. (The)	10
—	(h)	BlackRock, Inc.	12
1		Goldman Sachs Group, Inc. (The)	109
2		Invesco Ltd.	55
3		Morgan Stanley	58
2		State Street Corp.	77

			321

		Commercial Banks — 3.6%
—	(h)	BB&T Corp.	11
3		Fifth Third Bancorp	42
3		Huntington Bancshares, Inc.	19
6		Popular, Inc. (a)	17
5		Regions Financial Corp.	28
—	(h)	SVB Financial Group (a)	18
2		U.S. Bancorp	60
6		Wells Fargo & Co.	177
2		Zions Bancorp	36

			408

		Consumer Finance — 0.8%
1		American Express Co.	51
1		Capital One Financial Corp.	43

			94

		Diversified Financial Services — 3.1%
13		Bank of America Corp.	146
4		Citigroup, Inc.	150
—	(h)	CME Group, Inc.	23
—	(h)	IntercontinentalExchange, Inc. (a)	17
1		NASDAQ OMX Group, Inc. (The) (a)	15

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Financial Services — Continued
—	(h)	NYSE Euronext	2

			353

		Insurance — 6.2%
2		ACE Ltd., (Switzerland)	114
1		Aflac, Inc. (m)	70
1		Allstate Corp. (The)	31
—	(h)	Axis Capital Holdings Ltd., (Bermuda)	2
1		Berkshire Hathaway, Inc., Class B (a)	72
1		Everest Re Group Ltd., (Bermuda)	74
—	(h)	First American Financial Corp.	—	(h)
3		MetLife, Inc.	147
—	(h)	PartnerRe Ltd., (Bermuda)	17
2		Prudential Financial, Inc.	140
1		XL Group plc, (Ireland)	28

			695

		Real Estate Investment Trusts (REITs) — 7.2%
1		Alexandria Real Estate Equities, Inc.	68
1		Apartment Investment & Management Co., Class A	22
—	(h)	AvalonBay Communities, Inc.	33
—	(h)	Boston Properties, Inc.	13
1		BRE Properties, Inc.	42
1		Camden Property Trust	74
6		DCT Industrial Trust, Inc.	33
1		Developers Diversified Realty Corp.	16
—	(h)	Digital Realty Trust, Inc.	19
2		DuPont Fabros Technology, Inc.	58
3		HCP, Inc.	97
1		Kilroy Realty Corp.	36
2		Kimco Realty Corp.	45
—	(h)	Nationwide Health Properties, Inc.	19
2		ProLogis, Inc.	75
—	(h)	Regency Centers Corp.	10
2		Senior Housing Properties Trust	49
1		Simon Property Group, Inc. (m)	106

			815

		Total Financials	2,686

		Health Care — 13.1%
		Biotechnology — 2.8%
—	(h)	Amgen, Inc. (a)	25
1		Biogen Idec, Inc. (a)	106
2		Celgene Corp. (a)	138
1		Dendreon Corp. (a)	49

			318

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Health Care Equipment & Supplies — 2.4%
1		Baxter International, Inc.	50
1		Becton, Dickinson & Co.	50
—	(h)	C.R. Bard, Inc.	32
2		Covidien plc, (Ireland)	115
1		St. Jude Medical, Inc.	27

			274

		Health Care Providers & Services — 2.6%
—	(h)	Aetna, Inc. (m)	16
—	(h)	CIGNA Corp.	5
—	(h)	DaVita, Inc. (a)	36
1		Humana, Inc.	61
—	(h)	McKesson Corp.	37
—	(h)	Medco Health Solutions, Inc. (a)	22
2		UnitedHealth Group, Inc.	108
—	(h)	WellPoint, Inc.	8

			293

		Pharmaceuticals — 5.3%
4		Abbott Laboratories (m)	198
1		Johnson & Johnson	52
5		Merck & Co., Inc.	188
1		Mylan, Inc. (a)	22
7		Pfizer, Inc.	139

			599

		Total Health Care	1,484

		Industrials — 15.0%
		Aerospace & Defense — 3.7%
2		Honeywell International, Inc.	92
1		Huntington Ingalls Industries, Inc. (a)	23
—	(h)	Northrop Grumman Corp.	27
—	(h)	Textron, Inc.	6
3		United Technologies Corp.	273

			421

		Commercial Services & Supplies — 0.2%
1		Republic Services, Inc.	16

		Construction & Engineering — 1.1%
2		Fluor Corp.	123

		Electrical Equipment — 0.2%
—	(h)	Emerson Electric Co.	25

		Industrial Conglomerates — 3.4%
1		3M Co.	106
7		General Electric Co.	133
3		Tyco International Ltd., (Switzerland)	149

			388

SHARES		SECURITY DESCRIPTION	VALUE($)

		Machinery — 1.8%
4		PACCAR, Inc.	203

		Road & Rail — 4.6%
—	(h)	Canadian National Railway Co., (Canada)	14
8		CSX Corp.	210
2		Norfolk Southern Corp.	142
1		Union Pacific Corp.	146

			512

		Total Industrials	1,688

		Information Technology — 20.9%
		Communications Equipment — 3.2%
8		Cisco Systems, Inc.	121
3		Juniper Networks, Inc. (a)	79
2		Motorola Mobility Holdings, Inc. (a)	50
2		QUALCOMM, Inc.	108

			358

		Computers & Peripherals — 4.9%
1		Apple, Inc. (a)	433
1		Hewlett-Packard Co.	29
2		SanDisk Corp. (a)	89

			551

		Electronic Equipment, Instruments & Components — 0.8%
3		Corning, Inc.	61
1		TE Connectivity Ltd., (Switzerland)	34

			95

		Internet Software & Services — 0.2%
—	(h)	Google, Inc., Class A (a)	28

		IT Services — 3.1%
—	(h)	Accenture plc, (Ireland), Class A	18
1		Cognizant Technology Solutions Corp., Class A (a)	101
2		Genpact Ltd., (Bermuda) (a)	31
1		International Business Machines Corp.	103
—	(h)	MasterCard, Inc., Class A	67
1		Total System Services, Inc.	11
1		VeriFone Systems, Inc. (a)	23

			354

		Semiconductors & Semiconductor Equipment — 4.9%
3		Analog Devices, Inc.	99
2		Applied Materials, Inc.	23
4		Broadcom Corp., Class A (a)	138
2		Freescale Semiconductor Holdings I Ltd. (a)	29
2		Lam Research Corp. (a)	82
2		Marvell Technology Group Ltd., (Bermuda) (a)	27

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	33

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Semiconductors & Semiconductor Equipment — Continued
4		Xilinx, Inc.	151

			549

		Software — 3.8%
1		Adobe Systems, Inc. (a) (m)	38
1		Citrix Systems, Inc. (a)	43
8		Microsoft Corp.	206
4		Oracle Corp.	139

			426

		Total Information Technology	2,361

		Materials — 7.4%
		Chemicals — 5.1%
2		Air Products & Chemicals, Inc. (m)	169
3		Dow Chemical Co. (The)	119
4		E.I. du Pont de Nemours & Co.	239
1		Georgia Gulf Corp. (a)	31
—	(h)	Monsanto Co.	10
—	(h)	Westlake Chemical Corp.	8

			576

		Containers & Packaging — 0.2%
1		Crown Holdings, Inc. (a)	26

		Metals & Mining — 2.1%
11		Alcoa, Inc. (m)	169
1		Freeport-McMoRan Copper & Gold, Inc.	53
—	(h)	Newmont Mining Corp.	8

			230

		Total Materials	832

		Telecommunication Services — 3.9%
		Diversified Telecommunication Services — 1.9%
1		AT&T, Inc. (m)	37
5		Verizon Communications, Inc.	176

			213

		Wireless Telecommunication Services — 2.0%
1		American Tower Corp., Class A (a)	61
—	(h)	Crown Castle International Corp. (a)	8
29		Sprint Nextel Corp. (a)	159

			228

		Total Telecommunication Services	441

		Utilities — 6.3%
		Electric Utilities — 3.9%
2		FirstEnergy Corp.	66
2		NextEra Energy, Inc.	137
3		Northeast Utilities	93

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electric Utilities — Continued
9		NV Energy, Inc.	142

			438

		Independent Power Producers & Energy Traders — 0.5%
1		Constellation Energy Group, Inc.	51

		Multi-Utilities — 1.5%
1		PG&E Corp.	50
2		Sempra Energy	120

			170

		Water Utilities — 0.4%
2		American Water Works Co., Inc.	51

		Total Utilities	710

		Total Common Stocks (Cost $13,797)	15,107

PRINCIPAL AMOUNT($)
		U.S. Treasury Obligation — 0.2%
25		U.S. Treasury Note, 0.625%, 06/30/12 (k) (Cost $25)	25

SHARES
		Short-Term Investment — 0.4%
		Investment Company — 0.4%
47		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $47)	47

		Total Investments — 134.5% (Cost $13,869)	15,179
		Liabilities in Excess of Other Assets — (34.5)%	(3,895)

		NET ASSETS — 100.0%	$11,284

Short Positions — 34.1%
		Common Stocks — 34.1%
		Consumer Discretionary — 2.9%
		Automobiles — 0.1%
1		Ford Motor Co. (a)	11

		Hotels, Restaurants & Leisure — 0.2%
1		Choice Hotels International, Inc.	22

		Internet & Catalog Retail — 0.2%
—	(h)	NetFlix, Inc. (a)	24

		Media — 2.4%
4		New York Times Co. (The), Class A (a)	32
5		News Corp., Class B	90
1		Omnicom Group, Inc.	34
1		Scripps Networks Interactive, Inc., Class A	39
–	(h)	Viacom, Inc., Class B	24

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Media — Continued
—	(h)	Washington Post Co. (The), Class B	55

			274

		Total Consumer Discretionary	331

		Consumer Staples — 4.0%
		Food Products — 1.4%
—	(h)	H.J. Heinz Co.	22
2		Hershey Co. (The)	122
—	(h)	Mead Johnson Nutrition Co.	19
—	(h)	Sara Lee Corp.	—	(h)

			163

		Household Products — 1.0%
1		Church & Dwight Co., Inc.	53
1		Clorox Co.	59

			112

		Personal Products — 0.8%
1		Estee Lauder Cos., Inc. (The), Class A	90

		Tobacco — 0.8%
3		Altria Group, Inc.	68
—	(h)	Lorillard, Inc.	21

			89

		Total Consumer Staples	454

		Energy — 1.6%
		Energy Equipment & Services — 1.1%
—	(h)	Diamond Offshore Drilling, Inc.	23
2		Tenaris S.A., (Luxembourg), ADR	94

			117

		Oil, Gas & Consumable Fuels — 0.5%
1		Encana Corp., (Canada)	17
—	(h)	Sunoco, Inc.	8
2		Tesoro Corp. (a)	35

			60

		Total Energy	177

		Financials — 9.5%
		Capital Markets — 0.2%
—	(h)	Ameriprise Financial, Inc.	10
—	(h)	Federated Investors, Inc., Class B	4
—	(h)	Northern Trust Corp.	10

			24

		Commercial Banks — 0.9%
—	(h)	Bank of Hawaii Corp.	21
—	(h)	Cullen/Frost Bankers, Inc.	22

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Banks — Continued
1		KeyCorp	12
1		UMB Financial Corp.	26
2		Valley National Bancorp	22

			103

		Insurance — 2.8%
1		American International Group, Inc. (a)	39
1		AON Corp.	41
—	(h)	Chubb Corp.	25
—	(h)	Hartford Financial Services Group, Inc.	12
2		Principal Financial Group, Inc.	66
2		Progressive Corp. (The)	50
—	(h)	Travelers Cos., Inc. (The)	23
2		W.R. Berkley Corp.	65

			321

		Real Estate Investment Trusts (REITs) — 5.6%
1		American Campus Communities, Inc.	43
2		BioMed Realty Trust, Inc.	46
—	(h)	Equity Lifestyle Properties, Inc.	22
2		Equity One, Inc.	43
—	(h)	Equity Residential	14
—	(h)	Essex Property Trust, Inc.	23
4		Extra Space Storage, Inc.	80
1		Federal Realty Investment Trust	120
1		Highwoods Properties, Inc.	29
—	(h)	Hudson Pacific Properties, Inc.	6
1		National Retail Properties, Inc.	30
1		Pennsylvania Real Estate Investment Trust	21
1		Realty Income Corp.	36
—	(h)	SL Green Realty Corp.	4
1		Tanger Factory Outlet Centers	22
1		Taubman Centers, Inc.	59
1		Washington Real Estate Investment Trust	28

			626

		Total Financials	1,074

		Health Care — 1.4%
		Health Care Equipment & Supplies — 0.9%
—	(h)	Edwards Lifesciences Corp. (a)	23
1		Stryker Corp.	44
1		Zimmer Holdings, Inc. (a)	36

			103

		Life Sciences Tools & Services — 0.1%
—	(h)	Agilent Technologies, Inc. (a)	15

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	35

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Pharmaceuticals — 0.4%
1		Eli Lilly & Co.	25
—	(h)	Forest Laboratories, Inc. (a)	13

			38

		Total Health Care	156

		Industrials — 3.8%
		Aerospace & Defense — 1.7%
1		Boeing Co. (The)	37
2		Lockheed Martin Corp.	123
1		Raytheon Co.	33

			193

		Air Freight & Logistics — 0.2%
—	(h)	FedEx Corp.	25

		Electrical Equipment — 0.5%
1		Rockwell Automation, Inc.	53

		Machinery — 0.7%
1		Dover Corp.	54
—	(h)	Eaton Corp.	13
—	(h)	Ingersoll-Rand plc, (Ireland)	7

			74

		Road & Rail — 0.7%
1		Heartland Express, Inc.	23
1		Knight Transportation, Inc.	19
2		Werner Enterprises, Inc.	40

			82

		Total Industrials	427

		Information Technology — 4.6%
		Communications Equipment — 0.5%
1		JDS Uniphase Corp. (a)	13
—	(h)	Motorola Solutions, Inc. (a)	22
3		Nokia OYJ, (Finland), ADR	21

			56

		IT Services — 0.3%
—	(h)	Fiserv, Inc. (a)	11
1		Paychex, Inc.	24

			35

		Semiconductors & Semiconductor Equipment — 3.4%
1		Atmel Corp. (a)	17
2		Cypress Semiconductor Corp. (a)	49
1		Intel Corp.	22
3		Linear Technology Corp.	98
4		Microchip Technology, Inc.	147

SHARES		SECURITY DESCRIPTION	VALUE($)

		Semiconductors & Semiconductor Equipment — Continued
4		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	46

			379

		Software — 0.4%
2		Electronic Arts, Inc. (a)	50

		Total Information Technology	520

		Materials — 3.1%
		Chemicals — 1.9%
1		Nalco Holding Co.	27
1		OM Group, Inc. (a)	51
1		Praxair, Inc.	108
1		Valspar Corp.	33

			219

		Metals & Mining — 1.2%
3		AK Steel Holding Corp.	43
—	(h)	Cliffs Natural Resources, Inc.	17
—	(h)	Nucor Corp.	16
1		United States Steel Corp.	34
1		Vale S.A., (Brazil), ADR	26

			136

		Total Materials	355

		Telecommunication Services — 0.4%
		Wireless Telecommunication Services — 0.4%
1		SBA Communications Corp., Class A (a)	40

		Utilities — 2.8%
		Electric Utilities — 0.8%
—	(h)	American Electric Power Co., Inc.	3
2		Edison International	63
—	(h)	Entergy Corp.	21

			87

		Multi-Utilities — 1.9%
1		Consolidated Edison, Inc.	78
1		Dominion Resources, Inc.	34
3		Wisconsin Energy Corp.	104

			216

		Water Utilities — 0.1%
—	(h)	Aqua America, Inc.	11

		Total Utilities	314

		Total Short Positions (Proceeds $3,508)	$3,848

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini S&P 500	09/16/11	$66	$2

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	37

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depository Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
U.S. Large Cap Value Plus Fund	$840	1.1%

(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(j)	— All or a portion of these securities are segregated for short sales.
(k)	— All or portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$192,838	$8,858,157	$75,787		$15,132
Investments in affiliates, at value	2,207	89,101	1,627		47

Total investment securities, at value	195,045	8,947,258	77,414		15,179
Cash	580	16,512	—		14
Deposits at broker for futures contracts	—	4,065	—		—
Deposits at broker for securities sold short	—	289	—		1
Receivables:
Investment securities sold	20,347	103,794	689		853
Fund shares sold	307	13,267	39		—
Interest and dividends	189	9,491	99		20
Variation margin on futures contracts	—	561	—		1
Due from Advisor	—	—	—		15
Due from Administrator	—	—	—		—	(a)

Total Assets	216,468	9,095,237	78,241		16,083

LIABILITIES:
Payables:
Due to custodian	—	—	9		—
Securities sold short, at value	31,157	1,561,945	11,630		3,848
Dividends for securities sold short	70	3,528	11		8
Investment securities purchased	20,878	73,419	757		881
Interest expense for securities sold short	18	711	1		—	(a)
Fund shares redeemed	263	7,655	28		—
Accrued liabilities:
Investment advisory fees	139	5,135	22		—
Administration fees	5	240	3		—
Shareholder servicing fees	—	1,141	10		2
Distribution fees	8	293	1		—	(a)
Custodian and accounting fees	20	6	10		16
Trustees’ and Chief Compliance Officer’s fees	1	10	—	(a)	—	(a)
Other	70	1,173	82		44

Total Liabilities	52,629	1,655,256	12,564		4,799

Net Assets	$163,839	$7,439,981	$65,677		$11,284

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund	U.S. Research Equity Plus Fund
NET ASSETS:
Paid in capital	$125,245	$6,360,229	$44,936	$10,148
Accumulated undistributed net investment income	494	13,358	232	20
Accumulated net realized gains (losses)	15,907	(416,130)	7,180	144
Net unrealized appreciation (depreciation)	22,193	1,482,524	13,329	972

Total Net Assets	$163,839	$7,439,981	$65,677	$11,284

Net Assets:
Class A	$39,904	$761,412	$2,137	$63
Class C	461	228,276	979	55
Class R2	—	1,329	—	56
Class R5	—	41,988	23	56
Class R6	—	—	—	49
Select Class	123,474	6,406,976	62,538	11,005

Total	$163,839	$7,439,981	$65,677	$11,284

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,657	35,822	174	4
Class C	31	10,907	80	3
Class R2	—	63	—	3
Class R5	—	1,955	2	3
Class R6	—	—	—	3
Select Class	8,186	299,374	5,077	660

Net Asset Value:
Class A — Redemption price per share	$15.02	$21.26	$12.27	$16.66
Class C — Offering price per share (b)	14.71	20.93	12.16	16.60
Class R2 — Offering and redemption price per share	—	21.13	—	16.64
Class R5 — Offering and redemption price per share	—	21.47	12.30	16.71
Class R6 — Offering and redemption price per share	—	—	—	16.71
Select Class — Offering and redemption price per share	15.08	21.40	12.32	16.69
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.85	$22.44	$12.95	$17.58

Cost of investments in non-affiliates	$170,118	$7,270,366	$61,672	$13,822
Cost of investments in affiliates	2,207	89,101	1,627	47
Proceeds from securities sold short	30,630	1,455,232	10,844	3,508

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	41

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund	U.S. Research Equity Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$—	(a)
Dividend income from non-affiliates	4,587	143,764	2,407	265
Dividend income from affiliates	8	193	2	—	(a)

Total investment income	4,595	143,957	2,409	265

EXPENSES:
Investment advisory fees	2,806	64,329	1,022	105
Administration fees	203	5,786	93	10
Distribution fees:
Class A	82	1,546	4	—	(a)
Class C	7	1,412	4	—	(a)
Class R2	—	4	—	—	(a)
Shareholder servicing fees:
Class A	82	1,546	4	—	(a)
Class C	2	471	1	—	(a)
Class R2	—	2	—	—	(a)
Class R5	—	11	— (a)	—	(a)
Select Class	477	14,006	250	26
Custodian and accounting fees	52	177	44	30
Professional fees	59	133	55	69
Trustees’ and Chief Compliance Officer’s fees	1	37	1	—	(a)
Printing and mailing costs	20	392	8	21
Registration and filing fees	36	234	67	143
Transfer agent fees	138	1,628	18	7
Other	7	86	9	11
Dividend expense on securities sold short	904	31,196	371	93
Interest expense to non-affiliates on securities sold short	217	6,708	82	20

Total expenses	5,093	129,704	2,033	535

Less amounts waived	(1,316)	(15,267)	(552)	(112)
Less earnings credits	— (a)	— (a)	— (a)	—	(a)
Less expense reimbursements	—	—	—	(204)

Net expenses	3,777	114,437	1,481	219

Net investment income (loss)	818	29,520	928	46

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	34,492	492,122	14,924	527
Futures	150	23,296	—	17
Securities sold short	(9,271)	(155,576)	(2,896)	(304)

Net realized gain (loss)	25,371	359,842	12,028	240

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	34,623	1,233,370	18,699	2,874
Futures	—	8,565	—	3
Securities sold short	(4,355)	(168,017)	(2,929)	(658)

Change in net unrealized appreciation (depreciation)	30,268	1,073,918	15,770	2,219

Net realized/unrealized gains (losses)	55,639	1,433,760	27,798	2,459

Change in net assets resulting from operations	$56,457	$1,463,280	$28,726	$2,505

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$818	$625	$29,520	$25,654
Net realized gain (loss)	25,371	11,866	359,842	294,323
Change in net unrealized appreciation (depreciation)	30,268	(13,766)	1,073,918	251,404

Change in net assets resulting from operations	56,457	(1,275)	1,463,280	571,381

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(131)	(91)	(1,559)	(1,726)
Class C
From net investment income	—	— (a)	—	(289)
Class R2
From net investment income	—	—	(2)	— (a)
Class R5
From net investment income	—	—	(75)	(1,028)
Select Class
From net investment income	(1,178)	(496)	(24,557)	(29,930)

Total distributions to shareholders	(1,309)	(587)	(26,193)	(32,973)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(96,950)	115,908	754,417	949,833

NET ASSETS:
Change in net assets	(41,802)	114,046	2,191,504	1,488,241
Beginning of period	205,641	91,595	5,248,477	3,760,236

End of period	$163,839	$205,641	$7,439,981	$5,248,477

Accumulated undistributed net investment income	$494	$621	$13,358	$9,931

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011		Period Ended 6/30/2010 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$928	$1,421	$46		$11
Net realized gain (loss)	12,028	2,858	240		(93)
Change in net unrealized appreciation (depreciation)	15,770	(5,793)	2,219		(1,247)

Change in net assets resulting from operations	28,726	(1,514)	2,505		(1,329)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(30)	(11)	—	(b)	—
From net realized gains	(88)	(24)	—		—
Class C
From net investment income	(13)	—	—		—
From net realized gains	(31)	(1)	—		—
Class R2
From net investment income	—	—	—	(b)	—
Class R5
From net investment income	(1)	— (b)	—	(b)	—
From net realized gains	(2)	— (b)	—		—
Select Class
From net investment income	(1,493)	(720)	(40)		—
From net realized gains	(4,343)	(1,182)	—		—

Total distributions to shareholders	(6,001)	(1,938)	(40)		—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(183,999)	163,194	98		10,050

NET ASSETS:
Change in net assets	(161,274)	159,742	2,563		8,721
Beginning of period	226,951	67,209	8,721		—

End of period	$65,677	$226,951	$11,284		$8,721

Accumulated undistributed net investment income	$232	$824	$20		$12

(a)	Commencement of operations was April 1, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,694	$24,210	$434,915	$415,021
Dividends and distributions reinvested	130	90	1,427	1,572
Cost of shares redeemed	(16,921)	(15,010)	(228,722)	(148,228)

Change in net assets from Class A capital transactions	$8,903	$9,290	$207,620	$268,365

Class C
Proceeds from shares issued	$92	$1,653	$95,164	$114,636
Dividends and distributions reinvested	—	— (a)	—	215
Cost of shares redeemed	(1,403)	(49)	(43,201)	(19,143)

Change in net assets from Class C capital transactions	$(1,311)	$1,604	$51,963	$95,708

Class R2
Proceeds from shares issued	$—	$—	$1,428	$297
Dividends and distributions reinvested	—	—	1	— (a)
Cost of shares redeemed	—	—	(584)	(135)

Change in net assets from Class R2 capital transactions	$—	$—	$845	$162

Class R5
Proceeds from shares issued	$—	$—	$33,157	$33,307
Dividends and distributions reinvested	—	—	75	969
Cost of shares redeemed	—	—	(3,045)	(143,736)

Change in net assets from Class R5 capital transactions	$—	$—	$30,187	$(109,460)

Select Class
Proceeds from shares issued	$84,962	$138,534	$1,276,692	$2,722,506
Dividends and distributions reinvested	18	188	10,940	11,147
Cost of shares redeemed	(189,522)	(33,708)	(823,830)	(2,038,595)

Change in net assets from Select Class capital transactions	$(104,542)	$105,014	$463,802	$695,058

Total change in net assets from capital transactions	$(96,950)	$115,908	$754,417	$949,833

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	1,817	1,870	21,622	23,293
Reinvested	9	7	70	87
Redeemed	(1,183)	(1,135)	(11,521)	(8,315)

Change in Class A Shares	643	742	10,171	15,065

Class C
Issued	6	124	4,750	6,532
Reinvested	—	— (a)	—	12
Redeemed	(104)	(4)	(2,206)	(1,099)

Change in Class C Shares	(98)	120	2,544	5,445

Class R2
Issued	—	—	72	16
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(28)	(7)

Change in Class R2 Shares	—	—	44	9

Class R5
Issued	—	—	1,542	1,892
Reinvested	—	—	4	53
Redeemed	—	—	(146)	(7,410)

Change in Class R5 Shares	—	—	1,400	(5,465)

Select Class
Issued	6,287	10,584	62,366	153,536
Reinvested	1	14	536	614
Redeemed	(13,266)	(2,620)	(41,233)	(113,008)

Change in Select Class Shares	(6,978)	7,978	21,669	41,142

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011		Period Ended 6/30/2010 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,402	$3,558	$17		$50
Dividends and distributions reinvested	107	34	—	(b)	—
Cost of shares redeemed	(558)	(2,897)	(10)		—

Change in net assets from Class A capital transactions	$951	$695	$7		$50

Class C
Proceeds from shares issued	$749	$371	$—		$50
Dividends and distributions reinvested	32	1	—		—
Cost of shares redeemed	(149)	(154)	—		—

Change in net assets from Class C capital transactions	$632	$218	$—		$50

Class R2
Proceeds from shares issued	$—	$—	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—

Change in net assets from Class R2 capital transactions	$—	$—	$—	(b)	$50

Class R5
Proceeds from shares issued	$—	$—	$—		$50
Dividends and distributions reinvested	2	— (b)	—	(b)	—

Change in net assets from Class R5 capital transactions	$2	$— (b)	$—	(b)	$50

Class R6 (c)
Proceeds from shares issued	$—	$—	$50		$—

Change in net assets from Class R6 capital transactions	$—	$—	$50		$—

Select Class
Proceeds from shares issued	$28,961	$187,436	$52		$9,850
Dividends and distributions reinvested	255	21	40		—
Cost of shares redeemed	(214,800)	(25,176)	(51)		—

Change in net assets from Select Class capital transactions	$(185,584)	$162,281	$41		$9,850

Total change in net assets from capital transactions	$(183,999)	$163,194	$98		$10,050

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Value Plus Fund			U.S. Research Equity Plus Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010		Year Ended 6/30/2011		Period Ended 6/30/2010 (a)
SHARE TRANSACTIONS:
Class A
Issued	115	333		1		3
Reinvested	9	3		—	(b)	—
Redeemed	(45)	(256)		—	(b)	—

Change in Class A Shares	79	80		1		3

Class C
Issued	61	31		—		3
Reinvested	3	—	(b)	—		—
Redeemed	(14)	(13)		—		—

Change in Class C Shares	50	18		—		3

Class R2
Issued	—	—		—		3
Reinvested	—	—		—	(b)	—

Change in Class R2 Shares	—	—		—	(b)	3

Class R5
Issued	—	—		—		3
Reinvested	— (b)	—	(b)	—	(b)	—

Change in Class R5 Shares	— (b)	—	(b)	—	(b)	3

Class R6 (c)
Issued	—	—		3		—

Change in Class R6 Shares	—	—		3		—

Select Class
Issued	2,408	16,007		4		657
Reinvested	21	2		2		—
Redeemed	(18,195)	(2,163)		(3)		—

Change in Select Class Shares	(15,766)	13,846		3		657

(a)	Commencement of operations was April 1, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective May 31, 2011 for the U.S. Research Equity Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2011

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$56,457

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(1,184,701)
Proceeds from disposition of investment securities	1,305,335
Covers of investment securities sold short	(474,995)
Proceeds from investment securities sold short	445,252
Proceeds of short-term investments, net	3,545
Unrealized (appreciation)/depreciation on investments	(34,623)
Unrealized (appreciation)/depreciation on investment securities sold short	4,355
Net realized (gain)/ loss on investments	(34,492)
Net realized (gain)/ loss on investment securities sold short	9,271
Decrease in receivable for investments sold	6,631
Decrease in interest and dividends receivable	46
Decrease in payable for investments purchased	(4,813)
Decrease in dividends payable for securities sold short	(2)
Increase in accrued expenses and other liabilities	35

Net cash provided (used) by operating activities	97,301

Cash flows provided (used) by financing activities:
Proceeds from shares issued	112,168
Payment on shares redeemed	(207,686)
Due to custodian	(42)
Cash distributions paid to shareholders (net of reinvestments of $148)	(1,161)

Net cash provided (used) by financing activities	(96,721)

Net increase/decrease in cash	580

Cash:
Beginning of period	—

End of period	$580

Supplemental disclosure of cash flow information:

The Fund paid $217 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	49

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2011 (continued)

(Amounts in thousands)

U.S Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$1,463,280

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(6,669,736)
Proceeds from disposition of investment securities	5,499,957
Covers of investment securities sold short	(1,845,735)
Proceeds from investment securities sold short	2,181,155
Proceeds of short-term investments, net	85,579
Unrealized (appreciation)/depreciation on investments	(1,233,370)
Unrealized (appreciation)/depreciation on investment securities sold short	168,017
Net realized (gain)/ loss on investments	(492,122)
Net realized (gain)/ loss on investment securities sold short	155,576
Decrease in deposits with broker for futures contracts	8,946
Increase in deposits with broker for securities sold short	(289)
Decrease in due from Advisor and Affiliates	170
Increase in receivable for investments sold	(35,826)
Increase in interest and dividends receivable	(532)
Increase in variation margin receivable	(561)
Increase in interest expense payable for securities sold short	319
Increase in payable for investments purchased	11,456
Decrease in variation margin payable	(1,220)
Increase in dividends payable for securities sold short	3,018
Increase in accrued expenses and other liabilities	2,028

Net cash provided (used) by operating activities	(699,890)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	1,838,140
Payment on shares redeemed	(1,108,516)
Cash distributions paid to shareholders (net of reinvestments of $12,443)	(13,750)

Net cash provided (used) by financing activities	715,874

Net increase/decrease in cash	15,984

Cash:
Beginning of period	528

End of period	$16,512

Supplemental disclosure of cash flow information:

The Fund paid $6,389 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

U.S Large Cap Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$28,726

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(78,990)
Proceeds from disposition of investment securities	299,319
Covers of investment securities sold short	(46,471)
Proceeds from investment securities sold short	14,923
Purchases of short-term investments, net	(188)
Unrealized (appreciation)/depreciation on investments	(18,699)
Unrealized (appreciation)/depreciation on investment securities sold short	2,929
Net realized (gain)/ loss on investments	(14,924)
Net realized (gain)/ loss on investment securities sold short	2,896
Decrease in receivable for investments sold	1,579
Decrease in interest and dividends receivable	264
Decrease in payable for investments purchased	(1,368)
Decrease in dividends payable for securities sold short	(12)
Decrease in accrued expenses and other liabilities	(158)

Net cash provided (used) by operating activities	189,826

Cash flows provided (used) by financing activities:
Proceeds from shares issued	31,297
Payment on shares redeemed	(215,518)
Cash distributions paid to shareholders (net of reinvestments of $396)	(5,605)

Net cash provided (used) by financing activities	(189,826)

Net increase/decrease in cash	—

Cash:
Beginning of period	—

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $82 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	51

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2011 (continued)

(Amounts in thousands)

U.S Research Equity Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$2,505

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(12,697)
Proceeds from disposition of investment securities	12,603
Covers of investment securities sold short	(4,853)
Proceeds from investment securities sold short	4,749
Purchases of short-term investments, net	(30)
Unrealized (appreciation)/depreciation on investments	(2,874)
Unrealized (appreciation)/depreciation on investment securities sold short	658
Net (amortization)/accretion of income	— (a)
Net realized (gain)/ loss on investments	(527)
Net realized (gain)/ loss on investment securities sold short	304
Increase in deposits with broker for securities sold short	(1)
Decrease in due from Advisor and Affiliates	15
Increase in receivable for investments sold	(765)
Increase in interest and dividends receivable	(2)
Decrease in interest expense payable for securities sold short	— (a)
Increase in variation margin receivable	(1)
Decrease in prepaid expenses and other assets	71
Increase in payable for investments purchased	797
Decrease in variation margin payable	— (a)
Increase in dividends payable for securities sold short	3
Decrease in accrued expenses and other liabilities	(1)

Net cash provided (used) by operating activities	(46)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	119
Payment on shares redeemed	(61)
Cash distributions paid to shareholders (net of reinvestments of $40)	—

Net cash provided (used) by financing activities	58

Net increase/decrease in cash	12

Cash:
Beginning of period	2

End of period	$14

(a)	Amount rounds to less than $1,000.

Supplemental disclosure of cash flow information:

The Fund paid $68 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
U.S. Dynamic Plus Fund
Class A
Year Ended June 30, 2011	$11.84	$0.01	(d)	$3.23	$3.24	$(0.06)	$15.02
Year Ended June 30, 2010	10.79	0.03	(d)	1.07	1.10	(0.05)	11.84
Year Ended June 30, 2009	15.26	0.03	(d)	(4.50)	(4.47)	—	10.79
Year Ended June 30, 2008	17.98	(0.01	)(d)	(2.71)	(2.72)	—	15.26
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	17.98

Class C
Year Ended June 30, 2011	11.61	(0.04	)(d)	3.14	3.10	—	14.71
Year Ended June 30, 2010	10.61	(0.04	)(d)	1.06	1.02	(0.02)	11.61
Year Ended June 30, 2009	15.08	—	(d)(e)	(4.47)	(4.47)	—	10.61
Year Ended June 30, 2008	17.85	(0.10	)(d)	(2.67)	(2.77)	—	15.08
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	17.85

Select Class
Year Ended June 30, 2011	11.89	0.06	(d)	3.22	3.28	(0.09)	15.08
Year Ended June 30, 2010	10.82	0.06	(d)	1.08	1.14	(0.07)	11.89
Year Ended June 30, 2009	15.34	0.09	(d)	(4.56)	(4.47)	(0.05)	10.82
Year Ended June 30, 2008	18.02	0.01	(d)	(2.69)	(2.68)	—	15.34
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	18.02

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)	Net expenses (excluding dividend and interest expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (c)	Portfolio turnover rate (including short sales) (c)

27.36%	$39,904	1.89%	1.39%	0.10%	2.48%	1.98%	465%	651%
10.15	23,847	1.87	1.39	0.24	2.48	2.00	679	925
(29.29)	13,729	1.85	1.55	0.33	2.46	2.16	504	678
(15.13)	1,506	2.09	1.75	(0.08)	2.46	2.12	125	—
18.68	599	2.33	1.75	(0.54)	2.70	2.12	108	—

26.70	461	2.39	1.89	(0.33)	2.98	2.48	465	651
9.61	1,496	2.37	1.89	(0.31)	2.98	2.50	679	925
(29.64)	98	2.53	2.23	(0.02)	2.98	2.69	504	678
(15.52)	388	2.59	2.25	(0.64)	2.95	2.61	125	—
18.06	595	2.83	2.25	(1.04)	3.20	2.62	108	—

27.60	123,474	1.64	1.14	0.41	2.23	1.73	465	651
10.43	180,298	1.62	1.14	0.47	2.23	1.75	679	925
(29.11)	77,768	1.72	1.43	0.86	2.25	1.95	504	678
(14.87)	61,124	1.84	1.50	0.08	2.20	1.86	125	—
18.89	63,353	2.08	1.50	(0.29)	2.45	1.87	108	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2011	$16.72	$0.05	(f)	$4.54	$4.59	$(0.05)	$—	$(0.05)	$21.26
Year Ended June 30, 2010	14.62	0.05	(f)	2.15 (g)	2.20	(0.10)	—	(0.10)	16.72
Year Ended June 30, 2009	18.56	0.15	(f)	(3.93)	(3.78)	(0.16)	—	(0.16)	14.62
Year Ended June 30, 2008	20.98	0.07		(1.76)	(1.69)	(0.08)	(0.65)	(0.73)	18.56
Year Ended June 30, 2007	16.48	0.12	(f)	4.53	4.65	(0.01)	(0.14)	(0.15)	20.98

Class C
Year Ended June 30, 2011	16.50	(0.05	)(f)	4.48	4.43	—	—	—	20.93
Year Ended June 30, 2010	14.47	(0.04	)(f)	2.12 (g)	2.08	(0.05)	—	(0.05)	16.50
Year Ended June 30, 2009	18.37	0.08	(f)	(3.88)	(3.80)	(0.10)	—	(0.10)	14.47
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)	18.37
Year Ended June 30, 2007	16.44	0.03	(f)	4.50	4.53	—	(0.14)	(0.14)	20.83

Class R2
Year Ended June 30, 2011	16.66	(0.01	)(f)	4.53	4.52	(0.05)	—	(0.05)	21.13
Year Ended June 30, 2010	14.56	0.01	(f)	2.13 (g)	2.14	(0.04)	—	(0.04)	16.66
November 3, 2008(h) through June 30, 2009	14.29	0.08	(f)	0.39	0.47	(0.20)	—	(0.20)	14.56

Class R5
Year Ended June 30, 2011	16.87	0.14	(f)	4.59	4.73	(0.13)	—	(0.13)	21.47
Year Ended June 30, 2010	14.72	0.11	(f)	2.18 (g)	2.29	(0.14)	—	(0.14)	16.87
Year Ended June 30, 2009	18.68	0.21	(f)	(3.96)	(3.75)	(0.21)	—	(0.21)	14.72
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)	18.68
Year Ended June 30, 2007	16.50	0.21	(f)	4.54	4.75	(0.08)	(0.14)	(0.22)	21.03

Select Class
Year Ended June 30, 2011	16.82	0.10	(f)	4.57	4.67	(0.09)	—	(0.09)	21.40
Year Ended June 30, 2010	14.69	0.09	(f)	2.15 (g)	2.24	(0.11)	—	(0.11)	16.82
Year Ended June 30, 2009	18.63	0.19	(f)	(3.95)	(3.76)	(0.18)	—	(0.18)	14.69
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)	18.63
Year Ended June 30, 2007	16.50	0.17	(f)	4.53	4.70	(0.07)	(0.14)	(0.21)	20.99

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(f)	Calculated based upon average shares outstanding.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses from an operational error. There was less than $0.01 and 0.01% impact on the net realized and unrealized gains (losses) on investments per share and the total return, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

27.49%	$761,412	1.98%	1.39%	0.25%	2.22%	1.63%	73%	102%
14.98 (g)	428,928	1.98	1.39	0.27	2.25	1.66	109	150
(20.23)	154,789	1.76	1.35	1.04	2.15	1.73	116	153
(8.36)	107,496	1.57	1.25	0.75	1.96	1.64	124	—
28.35	3,090	1.66	1.25	0.64	2.17	1.76	138	—

26.85	228,276	2.48	1.89	(0.25)	2.72	2.13	73	102
14.36 (g)	138,023	2.48	1.89	(0.23)	2.75	2.16	109	150
(20.64)	42,221	2.26	1.84	0.55	2.64	2.23	116	153
(8.74)	36,663	2.07	1.75	0.26	2.46	2.14	124	—
27.64	983	2.16	1.75	0.17	2.72	2.31	138	—

27.13	1,329	2.23	1.64	(0.03)	2.46	1.87	73	102
14.70 (g)	318	2.23	1.64	0.05	2.50	1.91	109	150
3.48	139	2.06	1.65	0.90	2.44	2.02	116	153

28.05	41,988	1.53	0.94	0.67	1.76	1.17	73	102
15.50 (g)	9,369	1.53	0.94	0.64	1.80	1.21	109	150
(19.89)	88,636	1.32	0.90	1.45	1.70	1.29	116	153
(7.90)	57,411	1.12	0.80	1.12	1.51	1.19	124	—
28.94	44,397	1.21	0.80	1.07	1.70	1.29	138	—

27.78	6,406,976	1.73	1.14	0.50	1.97	1.38	73	102
15.22 (g)	4,671,839	1.73	1.14	0.52	2.00	1.41	109	150
(20.03)	3,474,451	1.51	1.09	1.29	1.89	1.48	116	153
(8.07)	3,387,910	1.32	1.00	0.95	1.71	1.39	124	—
28.62	1,377,427	1.41	1.00	0.86	1.86	1.45	138	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Value Plus Fund
Class A
Year Ended June 30, 2011	$10.80	$0.08	(f)	$2.51	$2.59	$(0.27)	$(0.85)	$(1.12)	$12.27
Year Ended June 30, 2010	9.56	0.07	(f)	1.32	1.39	(0.05)	(0.10)	(0.15)	10.80
Year Ended June 30, 2009	12.20	0.18	(f)	(2.73)	(2.55)	(0.09)	—	(0.09)	9.56
November 30, 2007 (j) through June 30, 2008	15.00	0.11		(2.87)	(2.76)	(0.04)	—	(0.04)	12.20

Class C
Year Ended June 30, 2011	10.78	0.02	(f)	2.51	2.53	(0.30)	(0.85)	(1.15)	12.16
Year Ended June 30, 2010	9.55	0.02	(f)	1.31	1.33	—	(0.10)	(0.10)	10.78
Year Ended June 30, 2009	12.17	0.13	(f)	(2.72)	(2.59)	(0.03)	—	(0.03)	9.55
November 30, 2007 (j) through June 30, 2008	15.00	0.07		(2.86)	(2.79)	(0.04)	—	(0.04)	12.17

Class R5
Year Ended June 30, 2011	10.85	0.13	(f)	2.53	2.66	(0.36)	(0.85)	(1.21)	12.30
Year Ended June 30, 2010	9.58	0.13	(f)	1.31	1.44	(0.07)	(0.10)	(0.17)	10.85
Year Ended June 30, 2009	12.23	0.22	(f)	(2.74)	(2.52)	(0.13)	—	(0.13)	9.58
November 30, 2007 (j) through June 30, 2008	15.00	0.15		(2.88)	(2.73)	(0.04)	—	(0.04)	12.23

Select Class
Year Ended June 30, 2011	10.82	0.11	(f)	2.53	2.64	(0.29)	(0.85)	(1.14)	12.32
Year Ended June 30, 2010	9.57	0.10	(f)	1.31	1.41	(0.06)	(0.10)	(0.16)	10.82
Year Ended June 30, 2009	12.22	0.13	(f)	(2.67)	(2.54)	(0.11)	—	(0.11)	9.57
November 30, 2007 (j) through June 30, 2008	15.00	0.12		(2.86)	(2.74)	(0.04)	—	(0.04)	12.22

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(f)	Calculated based upon average shares outstanding.
(g)	Includes interest expense of 0.04%
(h)	Includes interest expense of 0.07%.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Commencement of operations.
(k)	Includes interest expense of 0.39%.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)		Net expenses (excluding dividend and interest expense for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)		Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (e)

24.49%	$2,137	1.69%		1.25%		0.64%	2.30%		1.86%		66%	105%
14.34	1,029	1.67	(g)	1.29	(g)	0.64	2.21	(g)	1.83	(g)	79	110
(20.85)	140	1.64	(h)	1.32	(h)	1.92	6.06	(h)(i)	5.74	(h)(i)	93	161
(18.44)	96	2.15	(k)	1.64	(k)	1.41	13.57	(i)(k)	13.06	(i)(k)	57	—

23.93	979	2.19		1.75		0.14	2.80		2.36		66	105
13.81	318	2.17	(g)	1.79	(g)	0.18	2.70	(g)	2.32	(g)	79	110
(21.29)	111	2.14	(h)	1.82	(h)	1.34	6.81	(h)(i)	6.49	(h)(i)	93	161
(18.67)	159	2.65	(k)	2.14	(k)	0.82	14.12	(i)(k)	13.61	(i)(k)	57	—

25.06	23	1.24		0.80		1.10	1.84		1.40		66	105
14.83	19	1.22	(g)	0.84	(g)	1.11	1.78	(g)	1.40	(g)	79	110
(20.51)	16	1.19	(h)	0.87	(h)	2.31	5.89	(h)(i)	5.57	(h)(i)	93	161
(18.22)	20	1.70	(k)	1.19	(k)	1.86	13.36	(i)(k)	12.85	(i)(k)	57	—

24.93	62,538	1.44		1.00		0.92	1.98		1.54		66	105
14.54	225,585	1.42	(g)	1.04	(g)	0.89	1.95	(g)	1.57	(g)	79	110
(20.64)	66,942	1.39	(h)	1.07	(h)	1.41	3.37	(h)(i)	3.06	(h)(i)	93	161
(18.29)	3,173	1.90	(k)	1.39	(k)	1.63	12.83	(i)(k)	12.32	(i)(k)	57	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
U.S. Research Equity Plus Fund
Class A
Year Ended June 30, 2011	$13.01	$0.03	$3.65	$3.68	$(0.03)	$16.66
April 1, 2010 (e) through June 30, 2010	15.00	0.01	(2.00)	(1.99)	—	13.01

Class C
Year Ended June 30, 2011	12.99	(0.05)	3.66	3.61	—	16.60
April 1, 2010 (e) through June 30, 2010	15.00	(0.01)	(2.00)	(2.01)	—	12.99

Class R2
Year Ended June 30, 2011	13.00	(0.01)	3.66	3.65	(0.01)	16.64
April 1, 2010 (e) through June 30, 2010	15.00	— (g)	(2.00)	(2.00)	—	13.00

Class R5
Year Ended June 30, 2011	13.02	0.10	3.67	3.77	(0.08)	16.71
April 1, 2010 (e) through June 30, 2010	15.00	0.02	(2.00)	(1.98)	—	13.02

Class R6
May 31, 2011 (h) through June 30, 2011	16.99	0.01	(0.29)	(0.28)	—	16.71

Select Class
Year Ended June 30, 2011	13.02	0.07	3.66	3.73	(0.06)	16.69
April 1, 2010 (e) through June 30, 2010	15.00	0.02	(2.00)	(1.98)	—	13.02

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)		Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)

28.32%	$63	2.33%	1.25%	0.19%	5.33%		4.25%		91%	125%
(13.27)	43	2.35	1.25	0.24	7.15	(f)	6.05	(f)	34	80

27.79	55	2.83	1.75	(0.31)	5.85		4.77		91	125
(13.40)	43	2.85	1.75	(0.26)	7.63	(f)	6.53	(f)	34	80

28.05	56	2.58	1.50	(0.05)	5.60		4.52		91	125
(13.33)	43	2.60	1.50	(0.01)	7.38	(f)	6.28	(f)	34	80

29.00	56	1.88	0.80	0.64	4.90		3.82		91	125
(13.20)	43	1.90	0.80	0.69	6.68	(f)	5.58	(f)	34	80

(1.65)	49	1.83	0.75	0.58	4.58		3.50		91	125

28.67	11,005	2.08	1.00	0.44	5.10		4.02		91	125
(13.20)	8,548	2.10	1.00	0.49	6.89	(f)	5.79	(f)	34	80

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified
U.S. Large Cap Value Plus Fund	Class A, Class C, Class R5 and Select Class	Diversified
U.S. Research Equity Plus Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The U.S. Research Equity Plus Fund commenced operations on April 1, 2010. Prior to April 30, 2010, the Fund was not publicly offered for investment.

Effective September 2, 2011, the U.S. Large Cap Core Plus Fund is publically offered on a limited basis.

Class R6 Shares commenced operations on May 31, 2011 for the U.S. Research Equity Plus Fund.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

62	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Dynamic Plus Fund
Total Investments in Securities #	$195,045	$—	$—	$195,045

Total Liabilities #	$(31,157)	$—	$—	$(31,157)

U.S. Large Cap Core Plus Fund
Total Investments in Securities ##	$8,918,779	$28,479	$—	$8,947,258

Total Liabilities ##	$(1,478,579)	$(83,366)	$—	$(1,561,945)

Appreciation in Other Financial Instruments
Futures Contracts	$1,446	$—	$—	$1,446

U.S. Large Cap Value Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$8,156	$—	$—	$8,156
Consumer Staples	2,598	—	—	2,598
Energy	8,655	—	—	8,655
Financials	18,497	—	840	19,337
Health Care	9,959	—	—	9,959
Industrials	7,530	—	—	7,530
Information Technology	9,785	—	—	9,785
Materials	4,174	—	—	4,174
Telecommunication Services	2,400	—	—	2,400
Utilities	3,193	—	—	3,193

Total Common Stocks	74,947	—	840	75,787

Short-Term Investment
Investment Company	1,627	—	—	1,627

Total Investments in Securities	$76,574	$—	$840	$77,414

Liabilities
Common Stocks
Consumer Discretionary	$(931)	$—	$—	$(931)
Consumer Staples	(238)	—	—	(238)
Energy	(380)	(257)	—	(637)
Financials	(2,079)	—	—	(2,079)
Health Care	(762)	—	—	(762)
Industrials	(2,241)	—	—	(2,241)
Information Technology	(1,709)	(291)	—	(2,000)
Materials	(1,677)	—	—	(1,677)
Utilities	(1,065)	—	—	(1,065)

Total Liabilities	$(11,082)	$(548)	$—	$(11,630)

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Research Equity Plus Fund
Total Investments in Securities ###	$15,154	$25	$—	$15,179

Total Liabilities ##	$(3,661)	$(187)	$—	$(3,848)

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of certain ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.
###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

U.S. Large Cap Value Plus Fund	Balance as of 6/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/11
Investments in Securities
Common Stocks — Financials	$964	$—	$(124)	$—	$—	$—	$—	$—	$840

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) was approximately $(124,000) for U.S. Large Cap Value Plus Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2011 (amounts in thousands):

	Value	Percentage
U.S. Large Cap Value Plus Fund	$840	1.1%

C. Futures Contracts — The U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the

64	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the year ended June 30, 2011 (amounts in thousands):

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
Average Notional Balance Long	$15,637	*	$131,748	$81
Ending Notional Balance Long	—		83,205	66

*	Average for the period January 1, 2011 through January 31, 2011.

D. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds must purchase the same securities at the current market price and deliver them to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

As of June 30, 2011, the Funds had outstanding short sales as listed on their SOIs.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
U.S. Dynamic Plus Fund	$(2)	$364	$(362)
U.S. Large Cap Core Plus Fund	—	100	(100)
U.S. Large Cap Value Plus Fund	—	17	(17)
U.S. Research Equity Plus Fund	—	2	(2)

The reclassifications for the Funds relate primarily to dividend expense for securities sold short, distributions from investments in real estate investment trusts (U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual fee rate for each fund is as follows:

U.S. Dynamic Plus Fund	1.25%
U.S. Large Cap Core Plus Fund	1.00
U.S. Large Cap Value Plus Fund	1.00
U.S. Research Equity Plus Fund	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate of each Fund’s average daily net assets was 0.09%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

66	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%
U.S. Large Cap Value Plus Fund	0.25	0.75	n/a
U.S. Research Equity Plus Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
U.S. Dynamic Plus Fund	$—	(a)	$—	(a)
U.S. Large Cap Core Plus Fund	186		36
U.S. Large Cap Value Plus Fund	1		1
U.S. Research Equity Plus Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25
U.S. Large Cap Value Plus Fund	0.25	0.25	n/a	0.05	0.25
U.S. Research Equity Plus Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
U.S. Dynamic Plus Fund	1.40%	1.90%	n/a	n/a	n/a	1.15%
U.S. Large Cap Core Plus Fund	1.40	1.90	1.65%	0.95%	n/a	1.15
U.S. Large Cap Value Plus Fund	1.25	1.75	n/a	0.80	n/a	1.00
U.S. Research Equity Plus Fund	1.25	1.75	1.50	0.80	0.75%	1.00

The contractual expense limitation agreements were in effect for the year ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011 except for Class R6 of U.S. Research Equity Plus Fund which is in place until June 1, 2012.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

For the year ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
U.S. Dynamic Plus Fund	$627	$114	$561	$1,302	$—
U.S. Large Cap Core Plus Fund	8,669	3,017	3,216	14,902	—
U.S. Large Cap Value Plus Fund	473	25	51	549	—
U.S. Research Equity Plus Fund	98	9	5	112	204

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2011 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$14
U.S. Large Cap Core Plus Fund	365
U.S. Large Cap Value Plus Fund	3

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended June 30, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases (U.S. Government)	Sales (U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$1,184,701	$1,305,335	$—	$—	$445,252	$474,995
U.S. Large Cap Core Plus Fund	6,669,736	5,499,957	—	—	2,181,155	1,845,735
U.S. Large Cap Value Plus Fund	78,990	299,286	—	—	14,923	46,471
U.S. Research Equity Plus Fund	12,672	12,565	25	25	4,749	4,853

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$175,057	$21,174	$1,186	$19,988
U.S. Large Cap Core Plus Fund	7,722,093	1,342,086	116,921	1,225,165
U.S. Large Cap Value Plus Fund	64,439	13,691	716	12,975
U.S. Research Equity Plus Fund	13,913	1,666	400	1,266

68	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$1,309	$—	$1,309
U.S. Large Cap Core Plus Fund	26,193	—	26,193
U.S. Large Cap Value Plus Fund	3,338	2,663	6,001
U.S. Research Equity Plus Fund	40	—	40

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
U.S. Dynamic Plus Fund	$587	$587
U.S. Large Cap Core Plus Fund	32,973	32,973
U.S. Large Cap Value Plus Fund	1,938	1,938

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$15,735	$3,863	$18,997
U.S. Large Cap Core Plus Fund	13,388	(21,793)	1,088,186
U.S. Large Cap Value Plus Fund	1,005	7,750	11,985
U.S. Research Equity Plus Fund	81	146	909

For all of the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, wash sale loss deferrals and short sale loss deferrals (U.S. Research Equity Plus Fund).

As of June 30, 2011, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
U.S. Large Cap Core Plus Fund	$21,793	$21,793

During the year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$442
U.S. Large Cap Core Plus Fund	327,428

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund. As of June 30, 2011, substantially all of the U.S. Research Equity Plus Fund’s shares are currently held by the Advisor.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
U.S. Dynamic Plus Fund	71.5%

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of June 30, 2011, the U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund pledged a significant portion of their assets for securities sold short to Credit Suisse Group, the U.S. Large Cap Value Plus Fund pledged a significant portion of its assets for securities sold short to Merrill Lynch & Co., Inc., and the U.S. Research Equity Plus Fund pledged a significant portion of its assets for securities sold short to BNP Paribas Prime Brokerage Inc.

70	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Large Cap Value Plus Fund, and JPMorgan U.S. Research Equity Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Large Cap Value Plus Fund, and JPMorgan U.S. Research Equity Plus Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of each of their operations and their cash flows for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	71

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

72	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	73

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

74	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011 and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During, January 1, 2011 to June 30, 2011	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual*	$1,000.00	$1,051.80	$9.46	1.86%
Hypothetical*	1,000.00	1,015.57	9.30	1.86
Class C
Actual*	1,000.00	1,049.20	11.58	2.28
Hypothetical*	1,000.00	1,013.49	11.38	2.28
Select Class
Actual*	1,000.00	1,053.10	8.04	1.58
Hypothetical*	1,000.00	1,016.96	7.90	1.58

U.S. Large Cap Core Plus Fund
Class A
Actual*	1,000.00	1,034.00	9.88	1.96
Hypothetical*	1,000.00	1,015.08	9.79	1.96
Class C
Actual*	1,000.00	1,031.50	12.39	2.46
Hypothetical*	1,000.00	1,012.60	12.28	2.46
Class R2
Actual*	1,000.00	1,032.70	11.19	2.22
Hypothetical*	1,000.00	1,013.79	11.08	2.22
Class R5
Actual*	1,000.00	1,036.20	7.67	1.52
Hypothetical*	1,000.00	1,017.26	7.60	1.52
Select Class
Actual*	1,000.00	1,035.30	8.63	1.71
Hypothetical*	1,000.00	1,016.31	8.55	1.71

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	75

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During, January 1, 2011 to June 30, 2011	Annualized Expense Ratio
U.S. Large Cap Value Plus Fund
Class A
Actual	$1,000.00	$1,025.90	$8.54	1.70%
Hypothetical	1,000.00	1,016.36	8.50	1.70
Class C
Actual*	1,000.00	1,023.60	11.04	2.20
Hypothetical*	1,000.00	1,013.88	10.99	2.20
Class R5
Actual*	1,000.00	1,027.60	6.28	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Select Class
Actual*	1,000.00	1,027.50	7.39	1.47
Hypothetical*	1,000.00	1,017.50	7.35	1.47

U.S. Research Equity Plus Fund
Class A
Actual*	1,000.00	1,043.90	11.55	2.28
Hypothetical*	1,000.00	1,013.49	11.38	2.28
Class C
Actual*	1,000.00	1,041.40	14.02	2.77
Hypothetical*	1,000.00	1,011.06	13.81	2.77
Class R2
Actual*	1,000.00	1,042.60	12.81	2.53
Hypothetical*	1,000.00	1,012.25	12.62	2.53
Class R5
Actual*	1,000.00	1,046.30	9.28	1.83
Hypothetical*	1,000.00	1,015.72	9.15	1.83
Class R6
Actual**	1,000.00	983.50	1.49	1.83
Hypothetical*	1,000.00	1,015.72	9.15	1.83
Select Class
Actual*	1,000.00	1,045.10	10.29	2.03
Hypothetical*	1,000.00	1,014.73	10.14	2.03

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 to reflect the actual period). The Class commenced operations on May 31, 2011.

76	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
U.S. Dynamic Plus Fund	24.24%
U.S. Large Cap Core Plus Fund	100.00
U.S. Large Cap Value Plus Fund	100.00
U.S. Research Equity Plus Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2011 (amounts in thousands):

Long-Term Capital Gain Distribution
U.S. Large Cap Value Plus Fund	$2,663

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
U.S. Dynamic Plus Fund	$1,309
U.S. Large Cap Core Plus Fund	26,193
U.S. Large Cap Value Plus Fund	3,338
U.S. Research Equity Plus Fund	40

JUNE 30, 2011	J.P. MORGAN EQUITY FUNDS	77

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-PLUS-611

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2011

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell

Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks still finished with gains.

U.S. stocks, as measured by the S&P 500 Index, returned 30.69% for the twelve months ended June 30, 2011. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

Intrepid Investment Philosophy

During the reporting period, each JPMorgan Intrepid Fund employed behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund aimed to capitalize on these market inefficiencies by targeting stocks within the particular Fund’s investment universe that were attractively valued with strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase. The JPMorgan Intrepid Mid Cap Fund targeted stocks with attractive valuations and strong fundamentals. Each Fund looked to sell stocks when they stopped exhibiting the respective characteristics sought by the Fund’s portfolio managers. Each Fund’s portfolio managers used a disciplined quantitative ranking methodology to identify attractive stocks in each sector, combining this process with disciplined portfolio construction, qualitative research and value-added trading.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	33.69%
Russell 1000 Index	31.93%

Net Assets as of 6/30/2011 (In Thousands)	$1,714,603

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2011. The Fund’s stock selection in the health care and materials sectors contributed to relative performance, while the Fund’s stock selection in the utilities sector and overweight versus the Benchmark in the financials sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Ameriprise Financial, Inc. and UnitedHealth Group, Inc. Ameriprise Financial, Inc., an asset manager and financial planning company, reported stronger-than-expected earnings driven by an increase in assets under management. Shares of UnitedHealth Group, Inc., an accident and health insurance company, increased after the company reported better-than-expected first-quarter profit, fueled by enrollment growth across its health plans.

Individual detractors from relative performance included the Fund’s positions in Bank of America Corp. and Goldman Sachs Group, Inc. Shares of Bank of America Corp. and Goldman Sachs Group, Inc. were both hurt by uncertainty about potential federal regulation. In addition, concerns about losses from Bank of America Corp.’s mortgage business weighed on the stock, while Goldman Sachs Group, Inc. saw declining revenue in its trading segment, which placed additional pressure on the stock.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.6%
2.	Exxon Mobil Corp.	3.2
3.	International Business Machines Corp.	3.0
4.	Chevron Corp.	2.8
5.	Pfizer, Inc.	2.6
6.	Citigroup, Inc.	2.1
7.	Philip Morris International, Inc.	2.1
8.	Oracle Corp.	2.1
9.	UnitedHealth Group, Inc.	1.9
10.	Occidental Petroleum Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.5%
Financials	16.5
Health Care	12.1
Energy	11.6
Industrials	10.6
Consumer Discretionary	9.8
Consumer Staples	8.4
Materials	4.2
Telecommunication Services	3.0
Utilities	2.4
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		33.46%	2.10%	8.66%
With Sales Charge*		26.44	1.01	7.96
CLASS C SHARES	2/19/05
Without CDSC		32.74	1.59	8.23
With CDSC**		31.74	1.59	8.23
CLASS R2 SHARES	11/3/08	33.04	1.97	8.57
CLASS R5 SHARES	5/15/06	34.02	2.56	8.99
SELECT CLASS SHARES	2/28/03	33.69	2.34	8.86

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	37.25%
Russell 1000 Growth Index	35.01%

Net Assets as of 6/30/2011 (In Thousands)	$681,007

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index for the twelve months ended June 30, 2011. The Fund’s stock selection in the materials and health care sectors contributed to relative performance, while the Fund’s stock selection in the consumer staples and industrials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in CBS Corp. and National Oilwell Varco, Inc. Shares of media company CBS Corp. benefited from improving advertising spending and the company’s announced increase of its quarterly dividend. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. The stock also benefited from rising oil prices during the reporting period.

Individual detractors from relative performance included the Fund’s positions in Delta Air Lines, Inc. and Bank of America Corp. Shares of Delta Air Lines, Inc. declined as the company faced higher fuel costs, as well as lower travel due to the turmoil in the Middle East and the earthquake in Japan. Shares of Bank of America Corp. declined due to uncertainty about potential federal regulation. In addition, concerns about losses from Bank of America Corp.’s mortgage business weighed on the stock.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	5.9%
2.	International Business Machines Corp.	4.5
3.	Exxon Mobil Corp.	4.2
4.	Oracle Corp.	3.3
5.	Philip Morris International, Inc.	3.0
6.	Microsoft Corp.	1.8
7.	priceline.com, Inc.	1.8
8.	Wynn Resorts Ltd.	1.8
9.	CBS Corp.	1.7
10.	PPG Industries, Inc.	1.7

POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.5%
Consumer Discretionary	13.4
Industrials	12.9
Energy	10.9
Consumer Staples	10.7
Health Care	10.2
Financials	6.7
Materials	6.0
Telecommunication Services	0.5
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		36.86%	4.01%	8.69%
With Sales Charge*		29.69	2.90	7.99
CLASS C SHARES	2/19/05
Without CDSC		36.21	3.48	8.27
With CDSC **		35.21	3.48	8.27
CLASS R2 SHARES	11/3/08	36.56	3.87	8.60
CLASS R5 SHARES	5/15/06	37.52	4.47	9.02
SELECT CLASS SHARES	2/28/03	37.25	4.27	8.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	37.67%
Russell Midcap Index	38.47%

Net Assets as of 6/30/2011 (In Thousands)	$470,507

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the twelve months ended June 30, 2011. The Fund’s stock selection in the systems hardware and retail sectors detracted from relative performance, while the Fund’s stock selection in the health services and systems and capital markets sectors contributed to relative performance.

Individual detractors from relative performance included TCF Financial Corp. and Navistar International Corp. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions. Navistar International Corp., a manufacturer of commercial and military truck engines, reported disappointing quarterly profit, which was lower-than-expected due to costs related to its joint ventures.

Individual contributors to relative performance included the Fund’s positions in Cooper Cos., Inc. and Herbalife Ltd. Shares of eye-care and surgical products maker Cooper Cos., Inc. outperformed as the company’s revenue and earnings per share consistently beat investor expectations during the reporting period and the company raised its guidance. Shares of Herbalife Ltd., a direct seller of nutritional and weight loss supplements advanced after consistently reporting better-than-expected results during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cooper Cos., Inc. (The)	2.1%
2.	Corn Products International, Inc.	2.0
3.	PPG Industries, Inc.	1.8
4.	CBS Corp.	1.8
5.	Discover Financial Services	1.7
6.	Kinetic Concepts, Inc.	1.5
7.	Parker Hannifin Corp.	1.5
8.	Macy’s, Inc.	1.5
9.	Navistar International Corp.	1.4
10.	KBR, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.7%
Consumer Discretionary	14.3
Information Technology	13.8
Industrials	12.3
Health Care	10.2
Materials	7.7
Energy	6.8
Utilities	6.4
Consumer Staples	6.0
Telecommunication Services	1.5
U.S. Treasury Obligation	0.2
Short-Term Investment	3.1

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		37.29%	3.50%	5.69%
With Sales Charge*		30.08	2.39	5.12
CLASS B SHARES	9/23/96
Without CDSC		36.35	2.84	5.12
With CDSC**		31.35	2.48	5.12
CLASS C SHARES	3/22/99
Without CDSC		36.42	2.87	4.99
With CDSC***		35.42	2.87	4.99
SELECT CLASS SHARES	6/1/91	37.67	3.76	5.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The

Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	34.04%
Russell 3000 Index	32.37%

Net Assets as of 6/30/2011 (In Thousands)	$12,806

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index for the twelve months ended June 30, 2011. The Fund’s stock selection in the health care and materials sectors contributed to relative performance, while the Fund’s stock selection in the information technology and financials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in National Oilwell Varco, Inc. and Herbalife Ltd. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. The stock also benefited from rising oil prices during the reporting period. Shares of Herbalife Ltd., which sells weight management, nutritional supplements, energy, sports and fitness products, advanced after the company reported strong first-quarter profit and increased its outlook for fiscal 2011 earnings.

Individual detractors from relative performance included Hewlett-Packard Co. and Bank of America Corp. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Shares of Bank of America Corp. declined due to uncertainty about potential federal regulation. In addition, concerns about losses from Bank of America Corp.’s mortgage business weighed on the stock.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	3.4%
2.	Microsoft Corp.	3.1
3.	Apple, Inc.	3.1
4.	Chevron Corp.	2.7
5.	Pfizer, Inc.	2.2
6.	Eaton Corp.	2.1
7.	UnitedHealth Group, Inc.	1.9
8.	Lorillard, Inc.	1.9
9.	Time Warner Cable, Inc.	1.7
10.	Wal-Mart Stores, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.4%
Financials	16.3
Health Care	14.0
Energy	12.8
Consumer Discretionary	10.3
Industrials	10.3
Consumer Staples	9.6
Materials	4.4
Telecommunication Services	2.6
Utilities	1.4
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		33.71%	1.04%	8.02%
With Sales Charge*		26.66	(0.04)	7.32
CLASS C SHARES	2/19/05
Without CDSC		33.14	0.54	7.60
With CDSC**		32.14	0.54	7.60
SELECT CLASS SHARES	2/28/03	34.04	1.30	8.22

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	32.17%
Russell 1000 Value Index.	28.94%

Net Assets as of 6/30/2011 (In Thousands)	$962,425

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the twelve months ended June 30, 2011. The Fund’s stock selection in the materials and health care sectors contributed to relative performance, while the Fund’s stock selection in the telecommunication services and utilities sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Ameriprise Financial, Inc. and National Oilwell Varco, Inc. Ameriprise Financial, Inc., an asset manager and financial planning company, reported stronger-than-expected earnings driven by an increase in assets under management. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. The stock also benefited from rising oil prices during the reporting period.

Individual detractors from relative performance included Whirlpool Corp. and Bank of America Corp. Lower-than-expected demand from U.S. consumers hurt third-quarter results for the home appliances manufacturer, Whirlpool Corp. The stock declined despite rising sales in Asia and Latin America, as higher costs for raw materials and an increased need to discount the price of its products hurt the company’s profits. Shares of Bank of America Corp. declined due to uncertainty about potential federal regulation. In addition, concerns about losses from Bank of America Corp.’s mortgage business weighed on the stock.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	4.1%
2.	Pfizer, Inc.	3.6
3.	Citigroup, Inc.	3.1
4.	Wells Fargo & Co.	2.4
5.	AT&T, Inc.	2.3
6.	UnitedHealth Group, Inc.	2.2
7.	Bank of America Corp.	2.0
8.	Prudential Financial, Inc.	1.9
9.	Occidental Petroleum Corp.	1.8
10.	Verizon Communications, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.4%
Health Care	12.8
Energy	12.6
Industrials	8.7
Information Technology	8.5
Consumer Discretionary	8.4
Consumer Staples	6.8
Telecommunication Services	5.3
Utilities	4.7
Materials	3.2
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Fund’s composition is subject to change.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		32.01%	1.39%	9.30%
With Sales Charge*		25.09	0.31	8.60
CLASS C SHARES	2/19/05
Without CDSC		31.30	0.89	8.88
With CDSC**		30.30	0.89	8.88
CLASS R2 SHARES	11/3/08	31.65	1.26	9.22
CLASS R5 SHARES	5/15/06	32.45	1.83	9.63
CLASS R6 SHARES	11/30/10	32.48	1.83	9.63
SELECT CLASS SHARES	2/28/03	32.17	1.63	9.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.3%
	Consumer Discretionary — 9.8%
	Auto Components — 0.4%
118	TRW Automotive Holdings Corp. (a)	6,942

	Automobiles — 1.1%
977	Ford Motor Co. (a)	13,470
171	General Motors Co. (a)	5,185

		18,655

	Diversified Consumer Services — 0.8%
90	H&R Block, Inc.	1,442
145	Sotheby’s	6,325
87	Weight Watchers International, Inc.	6,566

		14,333

	Hotels, Restaurants & Leisure — 0.7%
213	Wyndham Worldwide Corp.	7,164
35	Wynn Resorts Ltd.	5,053

		12,217

	Household Durables — 0.4%
98	Tempur-Pedic International, Inc. (a)	6,639

	Media — 3.6%
923	CBS Corp., Class B	26,296
416	Gannett Co., Inc.	5,954
85	Time Warner Cable, Inc.	6,649
460	Viacom, Inc., Class B	23,481

		62,380

	Multiline Retail — 0.4%
255	Macy’s, Inc.	7,462

	Specialty Retail — 1.7%
22	AutoZone, Inc. (a)	6,575
251	GameStop Corp., Class A (a) (c)	6,684
209	Limited Brands, Inc.	8,044
152	Signet Jewelers Ltd., (Bermuda) (a)	7,124

		28,427

	Textiles, Apparel & Luxury Goods — 0.7%
66	Deckers Outdoor Corp. (a)	5,826
50	V.F. Corp.	5,428

		11,254

	Total Consumer Discretionary	168,309

	Consumer Staples — 8.4%
	Beverages — 0.7%
230	Coca-Cola Enterprises, Inc.	6,720
302	Constellation Brands, Inc., Class A (a)	6,292

		13,012

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.0%
654	Kroger Co. (The)	16,224
327	Wal-Mart Stores, Inc.	17,382

		33,606

	Food Products — 0.8%
316	Smithfield Foods, Inc. (a)	6,902
371	Tyson Foods, Inc., Class A	7,201

		14,103

	Household Products — 1.5%
40	Colgate-Palmolive Co.	3,453
90	Energizer Holdings, Inc. (a)	6,483
229	Kimberly-Clark Corp.	15,236

		25,172

	Personal Products — 0.5%
153	Herbalife Ltd., (Cayman Islands)	8,830

	Tobacco — 2.9%
132	Lorillard, Inc.	14,404
535	Philip Morris International, Inc.	35,722

		50,126

	Total Consumer Staples	144,849

	Energy — 11.6%
	Energy Equipment & Services — 1.4%
215	Complete Production Services, Inc. (a)	7,179
125	National Oilwell Varco, Inc.	9,784
224	Patterson-UTI Energy, Inc.	7,075

		24,038

	Oil, Gas & Consumable Fuels — 10.2%
112	Apache Corp.	13,869
474	Chevron Corp.	48,746
113	Energen Corp.	6,384
684	Exxon Mobil Corp.	55,644
269	Occidental Petroleum Corp.	27,971
849	Valero Energy Corp.	21,704

		174,318

	Total Energy	198,356

	Financials — 16.6%
	Capital Markets — 2.0%
306	Ameriprise Financial, Inc.	17,638
120	Goldman Sachs Group, Inc. (The)	15,973

		33,611

	Commercial Banks — 3.2%
1,185	Huntington Bancshares, Inc.	7,772
350	PNC Financial Services Group, Inc.	20,875

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
584	SunTrust Banks, Inc.	15,059
377	Wells Fargo & Co.	10,580

		54,286

	Consumer Finance — 2.1%
366	Capital One Financial Corp.	18,896
661	Discover Financial Services	17,679

		36,575

	Diversified Financial Services — 3.2%
1,691	Bank of America Corp.	18,536
882	Citigroup, Inc.	36,740

		55,276

	Insurance — 4.0%
100	ACE Ltd., (Switzerland)	6,608
174	Endurance Specialty Holdings Ltd., (Bermuda)	7,204
112	Hartford Financial Services Group, Inc.	2,948
278	Lincoln National Corp.	7,923
325	MetLife, Inc.	14,249
272	Protective Life Corp.	6,285
359	Prudential Financial, Inc.	22,816

		68,033

	Real Estate Investment Trusts (REITs) — 1.7%
370	Annaly Capital Management, Inc.	6,668
226	HCP, Inc.	8,288
129	Health Care REIT, Inc.	6,769
67	Simon Property Group, Inc.	7,838

		29,563

	Warehouse/Industrial — 0.4%
188	ProLogis, Inc.	6,734

	Total Financials	284,078

	Health Care — 12.1%
	Biotechnology — 2.0%
241	Amgen, Inc. (a)	14,033
184	Biogen Idec, Inc. (a)	19,684

		33,717

	Health Care Equipment & Supplies — 0.9%
93	Cooper Cos., Inc. (The)	7,361
120	Kinetic Concepts, Inc. (a) (c)	6,916
55	Medtronic, Inc.	2,100

		16,377

	Health Care Providers & Services — 4.1%
113	AMERIGROUP Corp. (a)	7,942
292	Humana, Inc.	23,502

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
617	UnitedHealth Group, Inc.	31,845
130	Universal Health Services, Inc., Class B	6,704

		69,993

	Life Sciences Tools & Services — 1.2%
192	Agilent Technologies, Inc. (a)	9,798
164	Thermo Fisher Scientific, Inc. (a)	10,541

		20,339

	Pharmaceuticals — 3.9%
188	Endo Pharmaceuticals Holdings, Inc. (a)	7,552
200	Merck & Co., Inc.	7,040
2,172	Pfizer, Inc.	44,752
294	Warner Chilcott plc, (Ireland), Class A	7,085

		66,429

	Total Health Care	206,855

	Industrials — 10.6%
	Aerospace & Defense — 2.5%
200	General Dynamics Corp.	14,904
469	Honeywell International, Inc.	27,936

		42,840

	Airlines — 1.0%
115	Alaska Air Group, Inc. (a)	7,866
404	United Continental Holdings, Inc. (a)	9,138

		17,004

	Commercial Services & Supplies — 0.4%
315	R.R. Donnelley & Sons Co.	6,179

	Construction & Engineering — 0.4%
204	KBR, Inc.	7,700

	Industrial Conglomerates — 1.6%
548	Tyco International Ltd., (Switzerland)	27,107

	Machinery — 3.7%
234	Caterpillar, Inc.	24,859
45	Joy Global, Inc.	4,276
303	Parker Hannifin Corp.	27,155
140	Timken Co.	7,051

		63,341

	Road & Rail — 1.0%
236	Norfolk Southern Corp.	17,706

	Total Industrials	181,877

	Information Technology — 17.6%
	Communications Equipment — 0.9%
139	Harris Corp.	6,241
158	QUALCOMM, Inc.	8,973

		15,214

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — 4.5%
182	Apple, Inc. (a)	61,159
354	EMC Corp. (a)	9,739
132	SanDisk Corp. (a)	5,482

		76,380

	Electronic Equipment, Instruments & Components — 0.2%
283	Vishay Intertechnology, Inc. (a)	4,252

	Internet Software & Services — 0.5%
225	IAC/InterActiveCorp. (a)	8,580

	IT Services — 3.7%
97	Alliance Data Systems Corp. (a) (c)	9,143
301	International Business Machines Corp.	51,628
68	VeriFone Systems, Inc. (a)	2,994

		63,765

	Office Electronics — 1.4%
2,258	Xerox Corp.	23,503

	Semiconductors & Semiconductor Equipment — 2.5%
465	Broadcom Corp., Class A (a)	15,639
288	Freescale Semiconductor Holdings I Ltd. (a)	5,295
259	Lam Research Corp. (a)	11,446
289	Xilinx, Inc.	10,529

		42,909

	Software — 3.9%
291	Fortinet, Inc. (a)	7,933
622	Microsoft Corp.	16,164
1,083	Oracle Corp.	35,645
340	Symantec Corp. (a)	6,697

		66,439

	Total Information Technology	301,042

	Materials — 4.2%
	Chemicals — 3.0%
44	CF Industries Holdings, Inc.	6,276
153	E.I. du Pont de Nemours & Co.	8,280
67	Eastman Chemical Co.	6,880
179	PPG Industries, Inc.	16,279
124	Rockwood Holdings, Inc. (a)	6,878
119	Westlake Chemical Corp.	6,155

		50,748

	Metals & Mining — 1.2%
262	Alcoa, Inc.	4,159
61	Cliffs Natural Resources, Inc.	5,649
220	Freeport-McMoRan Copper & Gold, Inc.	11,627

		21,435

	Total Materials	72,183

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
519	AT&T, Inc.	16,296
458	CenturyLink, Inc.	18,526
73	Frontier Communications Corp.	587
424	Verizon Communications, Inc.	15,778

	Total Telecommunication Services	51,187

	Utilities — 2.4%
	Electric Utilities — 0.9%
436	American Electric Power Co., Inc.	16,415

	Multi-Utilities — 1.5%
482	Sempra Energy	25,473

	Total Utilities	41,888

	Total Common Stocks (Cost $1,336,119)	1,650,624

Short-Term Investment — 3.9%
	Investment Company — 3.9%
66,545	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $66,545)	66,545

Investment of Cash Collateral for Securities on Loan — 0.8%
	Investment Company — 0.8%
14,385	JPMorgan Prime Money Market Fund, Capital Shares,0.080% (b) (l) (Cost $14,385)	14,385

	Total Investments — 101.0% (Cost $1,417,049)	1,731,554
	Liabilities in Excess of Other Assets — (1.0)%	(16,951)

	NET ASSETS — 100.0%	$1,714,603

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
975	E-mini S&P 500	09/16/11	$64,131	$2,196

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 13.4%
	Auto Components — 0.4%
47	TRW Automotive Holdings Corp. (a)	2,774

	Automobiles — 1.1%
552	Ford Motor Co. (a)	7,612

	Diversified Consumer Services — 0.4%
34	Weight Watchers International, Inc.	2,574

	Hotels, Restaurants & Leisure — 2.6%
98	Wyndham Worldwide Corp.	3,291
83	Wynn Resorts Ltd.	11,942
48	Yum! Brands, Inc.	2,663

		17,896

	Household Durables — 0.5%
47	Tempur-Pedic International, Inc. (a)	3,181

	Internet & Catalog Retail — 2.9%
21	Amazon.com, Inc. (a)	4,356
13	NetFlix, Inc. (a)	3,283
24	priceline.com, Inc. (a)	12,133

		19,772

	Media — 2.9%
407	CBS Corp., Class B	11,590
110	DIRECTV, Class A (a)	5,575
157	Gannett Co., Inc.	2,254

		19,419

	Multiline Retail — 0.4%
87	Macy’s, Inc.	2,535

	Specialty Retail — 1.2%
9	AutoZone, Inc. (a)	2,506
84	Limited Brands, Inc.	3,214
55	Signet Jewelers Ltd., (Bermuda) (a)	2,589

		8,309

	Textiles, Apparel & Luxury Goods — 1.0%
29	Deckers Outdoor Corp. (a)	2,530
17	Fossil, Inc. (a)	2,037
38	Phillips-Van Heusen Corp.	2,507

		7,074

	Total Consumer Discretionary	91,146

	Consumer Staples — 10.7%
	Beverages — 0.7%
93	Coca-Cola Enterprises, Inc.	2,723
115	Constellation Brands, Inc., Class A (a)	2,386

		5,109

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.3%
108	Walgreen Co.	4,598
206	Wal-Mart Stores, Inc.	10,931

		15,529

	Food Products — 2.0%
157	H.J. Heinz Co.	8,338
127	Smithfield Foods, Inc. (a)	2,778
115	Tyson Foods, Inc., Class A	2,235

		13,351

	Household Products — 1.5%
77	Colgate-Palmolive Co.	6,766
51	Kimberly-Clark Corp.	3,361

		10,127

	Personal Products — 0.5%
65	Herbalife Ltd., (Cayman Islands)	3,758

	Tobacco — 3.7%
47	Lorillard, Inc.	5,128
302	Philip Morris International, Inc.	20,164

		25,292

	Total Consumer Staples	73,166

	Energy — 10.9%
	Energy Equipment & Services — 2.6%
51	Dresser-Rand Group, Inc. (a)	2,741
90	Halliburton Co.	4,605
23	National Oilwell Varco, Inc.	1,775
69	Oceaneering International, Inc.	2,795
88	Patterson-UTI Energy, Inc.	2,791
115	RPC, Inc.	2,830

		17,537

	Oil, Gas & Consumable Fuels — 8.3%
44	Apache Corp.	5,417
109	Chevron Corp.	11,189
353	Exxon Mobil Corp.	28,719
58	Occidental Petroleum Corp.	6,008
204	Valero Energy Corp.	5,216

		56,549

	Total Energy	74,086

	Financials — 6.7%
	Capital Markets — 1.2%
146	Ameriprise Financial, Inc.	8,444

	Commercial Banks — 0.4%
110	SunTrust Banks, Inc.	2,825

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Consumer Finance — 2.1%
126	Capital One Financial Corp.	6,505
279	Discover Financial Services	7,474

		13,979

	Diversified Financial Services — 0.3%
46	Citigroup, Inc.	1,923

	Insurance — 1.4%
98	Lincoln National Corp.	2,792
133	MetLife, Inc.	5,831
15	Prudential Financial, Inc.	941

		9,564

	Real Estate Investment Trusts (REITs) — 0.9%
358	Chimera Investment Corp.	1,238
30	Digital Realty Trust, Inc. (c)	1,860
24	Simon Property Group, Inc.	2,843

		5,941

	Thrifts & Mortgage Finance — 0.4%
207	People’s United Financial, Inc.	2,778

	Total Financials	45,454

	Health Care — 10.2%
	Biotechnology — 1.8%
72	Alexion Pharmaceuticals, Inc. (a)	3,381
43	Amgen, Inc. (a)	2,492
63	Biogen Idec, Inc. (a)	6,768

		12,641

	Health Care Equipment & Supplies — 2.0%
48	Baxter International, Inc.	2,841
40	Cooper Cos., Inc. (The)	3,202
21	Hill-Rom Holdings, Inc.	967
75	St. Jude Medical, Inc.	3,557
44	Zimmer Holdings, Inc. (a)	2,787

		13,354

	Health Care Providers & Services — 2.1%
39	Humana, Inc.	3,133
163	UnitedHealth Group, Inc.	8,418
50	Universal Health Services, Inc., Class B	2,592

		14,143

	Health Care Technology — 0.4%
46	SXC Health Solutions Corp. (a)	2,728

	Life Sciences Tools & Services — 1.2%
95	Agilent Technologies, Inc. (a)	4,861
44	Illumina, Inc. (a)	3,276

		8,137

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 2.7%
75	Endo Pharmaceuticals Holdings, Inc. (a)	3,013
447	Pfizer, Inc.	9,208
99	Warner Chilcott plc, (Ireland), Class A (c)	2,383
52	Watson Pharmaceuticals, Inc. (a)	3,546

		18,150

	Total Health Care	69,153

	Industrials — 12.8%
	Aerospace & Defense — 2.8%
66	General Dynamics Corp.	4,948
183	Honeywell International, Inc.	10,905
34	TransDigm Group, Inc. (a)	3,073

		18,926

	Air Freight & Logistics — 0.6%
58	United Parcel Service, Inc., Class B	4,223

	Airlines — 1.4%
45	Alaska Air Group, Inc. (a)	3,101
358	Delta Air Lines, Inc. (a)	3,286
146	United Continental Holdings, Inc. (a)	3,293

		9,680

	Commercial Services & Supplies — 0.3%
118	R.R. Donnelley & Sons Co.	2,316

	Construction & Engineering — 0.4%
71	KBR, Inc.	2,672

	Industrial Conglomerates — 1.1%
152	Tyco International Ltd., (Switzerland)	7,504

	Machinery — 6.2%
94	Caterpillar, Inc.	10,050
77	Cummins, Inc.	7,969
34	Eaton Corp.	1,749
30	Joy Global, Inc.	2,848
116	Parker Hannifin Corp.	10,365
36	Stanley Black & Decker, Inc.	2,572
66	Timken Co.	3,316
48	WABCO Holdings, Inc. (a)	3,315

		42,184

	Total Industrials	87,505

	Information Technology — 26.5%
	Communications Equipment — 1.9%
25	Acme Packet, Inc. (a)	1,767
50	Harris Corp.	2,267
150	QUALCOMM, Inc.	8,513

		12,547

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — 7.7%
119	Apple, Inc. (a)	39,894
163	Dell, Inc. (a)	2,715
92	EMC Corp. (a)	2,524
75	NetApp, Inc. (a)	3,953
86	SanDisk Corp. (a)	3,586

		52,672

	Internet Software & Services — 0.5%
88	IAC/InterActiveCorp. (a)	3,351

	IT Services — 7.7%
112	Accenture plc, (Ireland), Class A	6,791
31	Alliance Data Systems Corp. (a) (c)	2,921
179	International Business Machines Corp.	30,768
29	VeriFone Systems, Inc. (a)	1,277
544	Western Union Co. (The)	10,902

		52,659

	Semiconductors & Semiconductor Equipment — 2.5%
186	Broadcom Corp., Class A (a)	6,240
114	Freescale Semiconductor Holdings I Ltd. (a)	2,095
100	Lam Research Corp. (a)	4,419
115	Xilinx, Inc.	4,176

		16,930

	Software — 6.2%
119	Fortinet, Inc. (a)	3,259
484	Microsoft Corp.	12,575
677	Oracle Corp.	22,282
208	Symantec Corp. (a)	4,104

		42,220

	Total Information Technology	180,379

	Materials — 6.0%
	Chemicals — 4.3%
18	CF Industries Holdings, Inc.	2,564
49	E.I. du Pont de Nemours & Co.	2,637
26	Eastman Chemical Co.	2,695

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
68	LyondellBasell Industries N.V., (Netherlands), Class A	2,608
128	PPG Industries, Inc.	11,576
51	Rockwood Holdings, Inc. (a)	2,825
101	Solutia, Inc. (a)	2,301
48	Westlake Chemical Corp.	2,509

		29,715

	Metals & Mining — 1.7%
16	Cliffs Natural Resources, Inc.	1,442
136	Freeport-McMoRan Copper & Gold, Inc.	7,211
24	Walter Energy, Inc.	2,756

		11,409

	Total Materials	41,124

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
85	CenturyLink, Inc.	3,430

	Total Common Stocks (Cost $531,324)	665,443

Short-Term Investment — 2.2%
	Investment Company — 2.2%
15,140	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $15,140)	15,140

Investment of Cash Collateral for Securities on Loan — 0.6%
	Investment Company — 0.6%
3,588	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $3,588)	3,588

	Total Investments — 100.5% (Cost $550,052)	684,171
	Liabilities in Excess of Other Assets — (0.5)%	(3,164)

	NET ASSETS — 100.0%	$681,007

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
225	E-mini S&P 500	09/16/11	$14,799	$548

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 14.3%
	Auto Components — 1.8%
45	Autoliv, Inc., (Sweden)	3,491
10	Lear Corp.	546
75	TRW Automotive Holdings Corp. (a)	4,427

		8,464

	Distributors — 0.0% (g)
4	Genuine Parts Co.	201

	Diversified Consumer Services — 2.2%
31	Apollo Group, Inc., Class A (a)	1,363
17	Career Education Corp. (a)	364
179	H&R Block, Inc.	2,877
28	ITT Educational Services, Inc. (a)	2,183
311	Service Corp. International	3,634

		10,421

	Hotels, Restaurants & Leisure — 1.6%
86	Brinker International, Inc.	2,113
143	Wyndham Worldwide Corp.	4,798
3	Wynn Resorts Ltd.	388

		7,299

	Household Durables — 0.9%
27	Garmin Ltd., (Switzerland) (c)	902
78	Leggett & Platt, Inc.	1,899
23	Tupperware Brands Corp.	1,551

		4,352

	Internet & Catalog Retail — 0.2%
2	priceline.com, Inc. (a)	921

	Leisure Equipment & Products — 0.3%
23	Hasbro, Inc.	1,017
19	Mattel, Inc.	522

		1,539

	Media — 2.4%
299	CBS Corp., Class B	8,520
47	DISH Network Corp., Class A (a)	1,426
28	Gannett Co., Inc.	406
21	McGraw-Hill Cos., Inc. (The)	859

		11,211

	Multiline Retail — 1.5%
3	Big Lots, Inc. (a)	103
236	Macy’s, Inc.	6,886

		6,989

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.4%
4	AutoZone, Inc. (a)	1,121
183	GameStop Corp., Class A (a) (c)	4,879
67	Limited Brands, Inc.	2,592
132	Signet Jewelers Ltd., (Bermuda) (a)	6,165
22	TJX Cos., Inc.	1,171

		15,928

	Total Consumer Discretionary	67,325

	Consumer Staples — 6.0%
	Beverages — 1.1%
239	Constellation Brands, Inc., Class A (a)	4,976

	Food & Staples Retailing — 0.5%
273	SUPERVALU, Inc. (c)	2,573

	Food Products — 2.6%
175	Corn Products International, Inc.	9,674
122	Smithfield Foods, Inc. (a)	2,657

		12,331

	Personal Products — 1.3%
105	Herbalife Ltd., (Cayman Islands)	6,058

	Tobacco — 0.5%
21	Lorillard, Inc.	2,297

	Total Consumer Staples	28,235

	Energy — 6.9%
	Energy Equipment & Services — 2.6%
16	Baker Hughes, Inc.	1,146
9	Core Laboratories N.V., (Netherlands)	993
7	Diamond Offshore Drilling, Inc. (c)	493
15	Dresser-Rand Group, Inc. (a)	822
19	National Oilwell Varco, Inc.	1,495
66	Oil States International, Inc. (a)	5,270
4	SEACOR Holdings, Inc.	390
22	Unit Corp. (a)	1,313

		11,922

	Oil, Gas & Consumable Fuels — 4.3%
40	Cimarex Energy Co.	3,601
94	Energen Corp.	5,283
32	Holly Corp. (a)	2,249
24	Murphy Oil Corp.	1,589
43	Newfield Exploration Co. (a)	2,945
9	Noble Energy, Inc.	766
30	Southern Union Co.	1,221
22	Sunoco, Inc.	922

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
67	Valero Energy Corp.	1,723

		20,299

	Total Energy	32,221

	Financials — 17.8%
	Capital Markets — 1.2%
57	Affiliated Managers Group, Inc. (a)	5,813

	Commercial Banks — 1.8%
8	Bank of Hawaii Corp.	358
20	BOK Financial Corp.	1,112
8	City National Corp.	407
4	Cullen/Frost Bankers, Inc.	227
90	Fifth Third Bancorp	1,145
108	Huntington Bancshares, Inc.	706
138	KeyCorp	1,148
10	M&T Bank Corp.	897
179	TCF Financial Corp. (c)	2,468

		8,468

	Consumer Finance — 1.7%
306	Discover Financial Services	8,186

	Diversified Financial Services — 0.7%
136	NASDAQ OMX Group, Inc. (The) (a)	3,452

	Insurance — 4.8%
29	Allied World Assurance Co. Holdings Ltd., (Switzerland)	1,693
129	American Financial Group, Inc.	4,600
62	Arch Capital Group Ltd., (Bermuda) (a)	1,990
27	Assurant, Inc.	996
19	Axis Capital Holdings Ltd., (Bermuda)	576
8	Everest Re Group Ltd., (Bermuda)	687
157	Genworth Financial, Inc., Class A (a)	1,615
52	Hartford Financial Services Group, Inc.	1,371
84	Lincoln National Corp.	2,390
48	Principal Financial Group, Inc.	1,457
46	Protective Life Corp.	1,064
13	Reinsurance Group of America, Inc.	761
5	Torchmark Corp.	314
111	Unum Group	2,826

		22,340

	Real Estate Investment Trusts (REITs) — 6.4%
170	Annaly Capital Management, Inc.	3,063
89	Apartment Investment & Management Co., Class A	2,262
84	Brandywine Realty Trust	975

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
16	Camden Property Trust	1,018
28	Chimera Investment Corp.	96
52	CommonWealth REIT	1,332
57	Developers Diversified Realty Corp.	801
49	Douglas Emmett, Inc. (m)	975
328	Duke Realty Corp.	4,591
23	Equity Residential	1,386
48	Health Care REIT, Inc.	2,517
215	Hospitality Properties Trust	5,210
29	Mack-Cali Realty Corp.	955
38	Nationwide Health Properties, Inc.	1,557
6	SL Green Realty Corp.	489
34	Taubman Centers, Inc.	2,030
13	Ventas, Inc.	680

		29,937

	Real Estate Management & Development — 0.1%
25	Forest City Enterprises, Inc., Class A (a)	457

	Thrifts & Mortgage Finance — 1.1%
94	BankUnited, Inc.	2,495
74	Hudson City Bancorp, Inc.	606
128	New York Community Bancorp, Inc.	1,914

		5,015

	Total Financials	83,668

	Health Care — 10.2%
	Biotechnology — 1.5%
45	Dendreon Corp. (a)	1,791
17	Pharmasset, Inc. (a)	1,919
35	United Therapeutics Corp. (a)	1,928
31	Vertex Pharmaceuticals, Inc. (a)	1,591

		7,229

	Health Care Equipment & Supplies — 3.8%
124	Cooper Cos., Inc. (The)	9,842
50	Hologic, Inc. (a)	1,015
123	Kinetic Concepts, Inc. (a)	7,114

		17,971

	Health Care Providers & Services — 3.7%
40	Aetna, Inc.	1,768
131	AmerisourceBergen Corp.	5,436
513	Health Management Associates, Inc., Class A (a)	5,528
55	Humana, Inc.	4,397

		17,129

	Life Sciences Tools & Services — 0.2%
20	Agilent Technologies, Inc. (a)	1,007

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 1.0%
21	Endo Pharmaceuticals Holdings, Inc. (a)	859
49	Mylan, Inc. (a)	1,214
114	Warner Chilcott plc, (Ireland), Class A	2,741

		4,814

	Total Health Care	48,150

	Industrials — 12.3%
	Aerospace & Defense — 1.3%
3	Huntington Ingalls Industries, Inc. (a)	104
11	ITT Corp.	654
49	L-3 Communications Holdings, Inc.	4,277
18	Northrop Grumman Corp.	1,255

		6,290

	Airlines — 0.9%
23	Copa Holdings S.A., (Panama), Class A	1,541
117	United Continental Holdings, Inc. (a)	2,650

		4,191

	Commercial Services & Supplies — 1.2%
145	KAR Auction Services, Inc. (a)	2,748
24	Pitney Bowes, Inc.	540
112	R.R. Donnelley & Sons Co.	2,192

		5,480

	Construction & Engineering — 2.1%
36	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,412
166	KBR, Inc.	6,245
52	URS Corp. (a)	2,345

		10,002

	Electrical Equipment — 1.3%
55	Hubbell, Inc., Class B	3,569
49	Thomas & Betts Corp. (a)	2,628

		6,197

	Machinery — 4.6%
5	AGCO Corp. (a)	227
118	Navistar International Corp. (a)	6,634
78	Parker Hannifin Corp.	7,013
21	Snap-On, Inc.	1,337
18	SPX Corp.	1,484
20	Stanley Black & Decker, Inc.	1,455
67	Timken Co.	3,352

		21,502

	Marine — 0.2%
19	Kirby Corp. (a)	1,094

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.7%
82	CSX Corp.	2,151
18	Ryder System, Inc.	995

		3,146

	Total Industrials	57,902

	Information Technology — 13.9%
	Communications Equipment — 0.6%
62	Brocade Communications Systems, Inc. (a)	397
52	Harris Corp.	2,359

		2,756

	Computers & Peripherals — 1.3%
63	Lexmark International, Inc., Class A (a)	1,844
28	QLogic Corp. (a)	444
28	SanDisk Corp. (a)	1,141
73	Western Digital Corp. (a)	2,656

		6,085

	Electronic Equipment, Instruments & Components — 1.4%
62	Arrow Electronics, Inc. (a)	2,581
85	Avnet, Inc. (a)	2,713
4	Tech Data Corp. (a)	181
68	Vishay Intertechnology, Inc. (a)	1,027

		6,502

	Internet Software & Services — 1.4%
105	IAC/InterActiveCorp. (a)	3,989
28	LinkedIn Corp., Class A (a) (c)	2,504

		6,493

	IT Services — 3.2%
53	Alliance Data Systems Corp. (a) (c)	5,028
52	Broadridge Financial Solutions, Inc.	1,247
57	Computer Sciences Corp.	2,177
21	DST Systems, Inc.	1,130
74	Fidelity National Information Services, Inc.	2,281
16	Lender Processing Services, Inc.	330
176	SAIC, Inc. (a)	2,964

		15,157

	Office Electronics — 0.7%
299	Xerox Corp.	3,114

	Semiconductors & Semiconductor Equipment — 2.8%
27	Fairchild Semiconductor International, Inc. (a)	458
7	First Solar, Inc. (a) (c)	926
26	Linear Technology Corp.	864
281	LSI Corp. (a)	2,000
111	Marvell Technology Group Ltd., (Bermuda) (a)	1,637

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
210	Micron Technology, Inc. (a)	1,568
86	National Semiconductor Corp.	2,104
187	ON Semiconductor Corp. (a)	1,953
36	Teradyne, Inc. (a)	533
38	Xilinx, Inc.	1,402

		13,445

	Software — 2.5%
56	BMC Software, Inc. (a)	3,059
235	CA, Inc.	5,370
14	Rovi Corp. (a)	792
83	Symantec Corp. (a)	1,629
31	Synopsys, Inc. (a)	807

		11,657

	Total Information Technology	65,209

	Materials — 7.7%
	Chemicals — 3.4%
18	Ashland, Inc.	1,183
16	CF Industries Holdings, Inc.	2,196
21	Eastman Chemical Co.	2,189
96	PPG Industries, Inc.	8,671
37	Westlake Chemical Corp.	1,894

		16,133

	Containers & Packaging — 0.7%
89	Crown Holdings, Inc. (a)	3,459

	Metals & Mining — 2.6%
46	Cliffs Natural Resources, Inc.	4,234
24	Reliance Steel & Aluminum Co.	1,182
17	Royal Gold, Inc.	984
11	Schnitzer Steel Industries, Inc., Class A	639
43	Walter Energy, Inc.	5,008

		12,047

	Paper & Forest Products — 1.0%
25	Domtar Corp., (Canada)	2,330
78	International Paper Co.	2,332

		4,662

	Total Materials	36,301

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.2%
92	Windstream Corp.	1,192

	Wireless Telecommunication Services — 1.3%
105	Clearwire Corp., Class A (a) (c)	397

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — Continued
323	MetroPCS Communications, Inc. (a)	5,553

		5,950

	Total Telecommunication Services	7,142

	Utilities — 6.4%
	Electric Utilities — 0.6%
97	DPL, Inc.	2,937

	Gas Utilities — 0.8%
18	AGL Resources, Inc.	720
87	UGI Corp.	2,778

		3,498

	Independent Power Producers & Energy Traders — 1.0%
90	AES Corp. (The) (a)	1,151
13	Constellation Energy Group, Inc.	497
128	NRG Energy, Inc. (a)	3,134

		4,782

	Multi-Utilities — 4.0%
42	Alliant Energy Corp.	1,689
37	Ameren Corp.	1,079
181	CenterPoint Energy, Inc.	3,495
79	CMS Energy Corp.	1,550
67	DTE Energy Co.	3,341
52	MDU Resources Group, Inc.	1,159
78	Sempra Energy	4,119
132	TECO Energy, Inc.	2,485

		18,917

	Total Utilities	30,134

	Total Common Stocks (Cost $349,926)	456,287

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
1,205	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $1,207)	1,208

SHARES
Short-Term Investment — 3.1%
	Investment Company — 3.1%
14,515	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $14,515)	14,515

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 3.6%
	Investment Company — 3.6%
16,949	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $16,949)	16,949

	Total Investments — 103.9% (Cost $382,597)	488,959
	Liabilities in Excess of Other Assets — (3.9)%	(18,452)

	NET ASSETS — 100.0%	$470,507

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
146	S&P Mid Cap 400	09/16/11	$14,257	$529

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
		Consumer Discretionary — 10.4%
		Auto Components — 1.0%
—	(h)	Autoliv, Inc., (Sweden)	29
2		TRW Automotive Holdings Corp. (a)	102

			131

		Diversified Consumer Services — 1.4%
4		H&R Block, Inc.	71
1		Weight Watchers International, Inc.	107

			178

		Hotels, Restaurants & Leisure — 0.8%
3		Wyndham Worldwide Corp.	109

		Leisure Equipment & Products — 0.8%
1		Polaris Industries, Inc.	108

		Media — 3.0%
6		Gannett Co., Inc.	87
3		Time Warner Cable, Inc.	219
—	(h)	Time Warner, Inc.	15
1		Viacom, Inc., Class B	61

			382

		Multiline Retail — 0.8%
3		Macy’s, Inc.	98

		Specialty Retail — 1.9%
—	(h)	AutoZone, Inc. (a)	81
2		Best Buy Co., Inc.	59
2		Signet Jewelers Ltd., (Bermuda) (a)	107

			247

		Textiles, Apparel & Luxury Goods — 0.7%
1		V.F. Corp.	84

		Total Consumer Discretionary	1,337

		Consumer Staples — 9.6%
		Beverages — 0.7%
4		Constellation Brands, Inc., Class A (a)	88

		Food & Staples Retailing — 2.4%
4		Kroger Co. (The)	95
4		Wal-Mart Stores, Inc.	217

			312

		Food Products — 1.5%
3		Darling International, Inc. (a)	47
2		Smithfield Foods, Inc. (a)	44
5		Tyson Foods, Inc., Class A	105

			196

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Products — 1.8%
1		Colgate-Palmolive Co.	72
2		Energizer Holdings, Inc. (a)	155

			227

		Personal Products — 0.6%
1		Herbalife Ltd., (Cayman Islands)	75

		Tobacco — 2.6%
2		Lorillard, Inc.	242
1		Philip Morris International, Inc.	94

			336

		Total Consumer Staples	1,234

		Energy — 13.0%
		Energy Equipment & Services — 1.2%
1		Baker Hughes, Inc.	55
—	(h)	Diamond Offshore Drilling, Inc.	28
1		National Oilwell Varco, Inc.	72

			155

		Oil, Gas & Consumable Fuels — 11.8%
1		Apache Corp.	170
3		Chevron Corp.	345
1		ConocoPhillips	90
3		Energen Corp.	168
5		Exxon Mobil Corp.	440
1		Marathon Oil Corp.	29
1		Occidental Petroleum Corp.	148
4		Valero Energy Corp.	114

			1,504

		Total Energy	1,659

		Financials — 16.4%
		Capital Markets — 1.8%
3		Ameriprise Financial, Inc.	155
2		Bank of New York Mellon Corp. (The)	45
—	(h)	Goldman Sachs Group, Inc. (The)	30

			230

		Commercial Banks — 3.7%
1		BB&T Corp.	37
—	(h)	Comerica, Inc.	10
6		KeyCorp	48
3		PNC Financial Services Group, Inc.	206
6		Wells Fargo & Co.	166

			467

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Consumer Finance — 1.6%
3		Capital One Financial Corp.	163
2		Nelnet, Inc., Class A	43

			206

		Diversified Financial Services — 2.5%
12		Bank of America Corp.	135
5		Citigroup, Inc.	188

			323

		Insurance — 4.5%
—	(h)	Allied World Assurance Co. Holdings Ltd., (Switzerland)	25
6		CNO Financial Group, Inc. (a)	47
1		Endurance Specialty Holdings Ltd., (Bermuda)	55
4		Lincoln National Corp.	108
1		MetLife, Inc.	59
3		Principal Financial Group, Inc.	87
1		Protective Life Corp.	34
3		Prudential Financial, Inc.	161

			576

		Real Estate Investment Trusts (REITs) — 2.3%
3		Ashford Hospitality Trust, Inc.	34
9		Brandywine Realty Trust	109
4		CBL & Associates Properties, Inc.	65
2		First Industrial Realty Trust, Inc. (a)	27
1		LaSalle Hotel Properties	30
2		Pennsylvania Real Estate Investment Trust	35

			300

		Total Financials	2,102

		Health Care — 14.2%
		Biotechnology — 1.7%
1		Alexion Pharmaceuticals, Inc. (a)	51
1		Amgen, Inc. (a)	41
1		Biogen Idec, Inc. (a)	128

			220

		Health Care Equipment & Supplies — 3.4%
1		Cooper Cos., Inc. (The)	101
2		Covidien plc, (Ireland)	100
2		Kinetic Concepts, Inc. (a)	130
1		Medtronic, Inc.	38
1		Sirona Dental Systems, Inc. (a)	66

			435

		Health Care Providers & Services — 4.6%
2		Aetna, Inc.	94
2		AmerisourceBergen Corp.	84

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Providers & Services — Continued
1		Healthspring, Inc. (a)	46
2		Humana, Inc.	121
5		UnitedHealth Group, Inc.	247

			592

		Life Sciences Tools & Services — 0.9%
2		Agilent Technologies, Inc. (a)	82
—	(h)	Thermo Fisher Scientific, Inc. (a)	27

			109

		Pharmaceuticals — 3.6%
2		Endo Pharmaceuticals Holdings, Inc. (a)	69
14		Pfizer, Inc.	286
4		Warner Chilcott plc, (Ireland), Class A	103

			458

		Total Health Care	1,814

		Industrials — 10.4%
		Aerospace & Defense — 2.0%
2		General Dynamics Corp.	160
2		Honeywell International, Inc.	100

			260

		Airlines — 1.1%
4		Delta Air Lines, Inc. (a)	32
5		United Continental Holdings, Inc. (a)	109

			141

		Commercial Services & Supplies — 0.3%
2		R.R. Donnelley & Sons Co.	31

		Construction & Engineering — 1.8%
2		Chicago Bridge & Iron Co. N.V., (Netherlands)	96
3		KBR, Inc.	102
2		MasTec, Inc. (a)	36

			234

		Machinery — 4.8%
1		Cummins, Inc.	114
5		Eaton Corp.	273
—	(h)	Joy Global, Inc.	43
1		Stanley Black & Decker, Inc.	76
2		Timken Co.	104

			610

		Road & Rail — 0.4%
1		Norfolk Southern Corp.	52

		Total Industrials	1,328

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Information Technology — 16.5%
		Communications Equipment — 1.3%
1		Harris Corp.	47
2		QUALCOMM, Inc.	118

			165

		Computers & Peripherals — 4.8%
1		Apple, Inc. (a)	394
1		Dell, Inc. (a)	13
4		EMC Corp. (a)	104
2		Hewlett-Packard Co.	67
1		SanDisk Corp. (a)	32

			610

		Electronic Equipment, Instruments & Components — 0.2%
1		Vishay Intertechnology, Inc. (a)	22

		Internet Software & Services — 1.2%
4		IAC/InterActiveCorp. (a)	158

		IT Services — 1.6%
1		Alliance Data Systems Corp. (a)	125
1		CSG Systems International, Inc. (a)	20
—	(h)	International Business Machines Corp.	39
1		VeriFone Systems, Inc. (a)	24

			208

		Office Electronics — 0.6%
8		Xerox Corp.	80

		Semiconductors & Semiconductor Equipment — 1.6%
2		Intel Corp.	45
3		Marvell Technology Group Ltd., (Bermuda) (a)	44
2		Novellus Systems, Inc. (a)	65
2		Skyworks Solutions, Inc. (a)	47

			201

		Software — 5.2%
1		BMC Software, Inc. (a)	52
16		Microsoft Corp.	406
6		Oracle Corp.	211

			669

		Total Information Technology	2,113

		Materials — 4.4%
		Chemicals — 2.5%
2		E.I. du Pont de Nemours & Co.	112
—	(h)	Eastman Chemical Co.	36
2		PPG Industries, Inc.	173

			321

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.9%
3	Alcoa, Inc.	45
2	Cliffs Natural Resources, Inc.	152
1	Freeport-McMoRan Copper & Gold, Inc.	48

		245

	Total Materials	566

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
5	AT&T, Inc.	150
5	CenturyLink, Inc.	189

	Total Telecommunication Services	339

	Utilities — 1.4%
	Electric Utilities — 0.3%
1	El Paso Electric Co.	45

	Gas Utilities — 0.5%
2	UGI Corp.	61

	Multi-Utilities — 0.6%
3	Ameren Corp.	74

	Total Utilities	180

	Total Common Stocks (Cost $10,074)	12,672

Short-Term Investment — 1.9%
	Investment Company — 1.9%
246	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $246)	246

	Total Investments — 100.9% (Cost $10,320)	12,918
	Liabilities in Excess of Other Assets — (0.9)%	(112)

	NET ASSETS — 100.0%	$12,806

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	E-mini S&P 500	09/16/11	$329	$8

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 8.4%
	Automobiles — 0.7%
254	Ford Motor Co. (a)	3,501
100	General Motors Co. (a)	3,036

		6,537

	Diversified Consumer Services — 0.2%
132	H&R Block, Inc.	2,124

	Hotels, Restaurants & Leisure — 0.4%
118	Wyndham Worldwide Corp.	3,961

	Household Durables — 0.3%
32	Whirlpool Corp.	2,635

	Media — 4.3%
500	CBS Corp., Class B	14,253
75	Gannett Co., Inc.	1,080
196	Time Warner Cable, Inc.	15,319
215	Viacom, Inc., Class B	10,965

		41,617

	Multiline Retail — 0.5%
157	Macy’s, Inc.	4,582

	Specialty Retail — 1.6%
111	Best Buy Co., Inc.	3,474
152	Foot Locker, Inc.	3,609
136	GameStop Corp., Class A (a) (c)	3,622
97	Signet Jewelers Ltd., (Bermuda) (a)	4,545

		15,250

	Textiles, Apparel & Luxury Goods — 0.4%
38	V.F. Corp.	4,147

	Total Consumer Discretionary	80,853

	Consumer Staples — 6.8%
	Beverages — 0.7%
96	Coca-Cola Enterprises, Inc.	2,804
197	Constellation Brands, Inc., Class A (a)	4,098

		6,902

	Food & Staples Retailing — 1.4%
290	Kroger Co. (The)	7,189
75	Safeway, Inc.	1,743
105	SUPERVALU, Inc. (c)	992
62	Wal-Mart Stores, Inc.	3,311

		13,235

	Food Products — 0.7%
131	Smithfield Foods, Inc. (a)	2,854
208	Tyson Foods, Inc., Class A	4,043

		6,897

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 2.0%
50	Energizer Holdings, Inc. (a)	3,589
109	Kimberly-Clark Corp.	7,275
135	Procter & Gamble Co. (The)	8,563

		19,427

	Personal Products — 0.5%
78	Herbalife Ltd., (Cayman Islands)	4,485

	Tobacco — 1.5%
69	Lorillard, Inc.	7,534
101	Philip Morris International, Inc.	6,730

		14,264

	Total Consumer Staples	65,210

	Energy — 12.6%
	Energy Equipment & Services — 1.8%
121	Complete Production Services, Inc. (a)	4,040
42	Diamond Offshore Drilling, Inc. (c)	2,978
126	National Oilwell Varco, Inc.	9,823

		16,841

	Oil, Gas & Consumable Fuels — 10.8%
77	Apache Corp.	9,501
379	Chevron Corp.	39,023
127	ConocoPhillips	9,526
126	Energen Corp.	7,125
118	Exxon Mobil Corp.	9,603
170	Occidental Petroleum Corp.	17,666
467	Valero Energy Corp.	11,931

		104,375

	Total Energy	121,216

	Financials — 26.4%
	Capital Markets — 2.9%
210	Ameriprise Financial, Inc.	12,113
74	Goldman Sachs Group, Inc. (The)	9,842
261	Morgan Stanley	6,004

		27,959

	Commercial Banks — 6.0%
163	BB&T Corp.	4,386
571	Huntington Bancshares, Inc.	3,745
265	PNC Financial Services Group, Inc.	15,825
171	Regions Financial Corp.	1,063
370	SunTrust Banks, Inc.	9,556
811	Wells Fargo & Co.	22,766

		57,341

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Consumer Finance — 2.5%
290	Capital One Financial Corp.	14,969
321	Discover Financial Services	8,579

		23,548

	Diversified Financial Services — 5.1%
1,748	Bank of America Corp.	19,161
727	Citigroup, Inc.	30,267

		49,428

	Insurance — 7.3%
218	ACE Ltd., (Switzerland)	14,378
51	Allied World Assurance Co. Holdings Ltd., (Switzerland)	2,957
97	Endurance Specialty Holdings Ltd., (Bermuda)	3,993
221	Hartford Financial Services Group, Inc.	5,838
171	Lincoln National Corp.	4,869
335	MetLife, Inc.	14,679
144	Protective Life Corp.	3,326
286	Prudential Financial, Inc.	18,168
107	XL Group plc, (Ireland)	2,358

		70,566

	Real Estate Investment Trusts (REITs) — 2.6%
33	Alexandria Real Estate Equities, Inc.	2,578
205	Annaly Capital Management, Inc.	3,700
380	Brandywine Realty Trust	4,405
443	Chimera Investment Corp.	1,534
123	Douglas Emmett, Inc. (m)	2,453
77	Entertainment Properties Trust	3,596
81	Hospitality Properties Trust	1,974
29	Mack-Cali Realty Corp.	959
35	Simon Property Group, Inc.	4,123

		25,322

	Total Financials	254,164

	Health Care — 12.8%
	Biotechnology — 0.9%
147	Amgen, Inc. (a)	8,560

	Health Care Equipment & Supplies — 1.5%
54	Cooper Cos., Inc. (The)	4,279
74	Kinetic Concepts, Inc. (a)	4,282
37	Medtronic, Inc.	1,414
64	Zimmer Holdings, Inc. (a)	4,026

		14,001

	Health Care Providers & Services — 4.7%
97	CIGNA Corp.	4,994
94	Coventry Health Care, Inc. (a)	3,417

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
198	Humana, Inc.	15,963
412	UnitedHealth Group, Inc.	21,241

		45,615

	Pharmaceuticals — 5.7%
113	Eli Lilly & Co.	4,256
110	Endo Pharmaceuticals Holdings, Inc. (a)	4,406
222	Merck & Co., Inc.	7,831
1,706	Pfizer, Inc.	35,134
137	Warner Chilcott plc, (Ireland), Class A	3,309

		54,936

	Total Health Care	123,112

	Industrials — 8.7%
	Aerospace & Defense — 1.0%
125	General Dynamics Corp.	9,293

	Airlines — 0.9%
64	Alaska Air Group, Inc. (a)	4,395
211	United Continental Holdings, Inc. (a)	4,784

		9,179

	Commercial Services & Supplies — 0.4%
181	R.R. Donnelley & Sons Co.	3,542

	Construction & Engineering — 0.4%
115	KBR, Inc.	4,323

	Industrial Conglomerates — 3.2%
932	General Electric Co.	17,582
266	Tyco International Ltd., (Switzerland)	13,154

		30,736

	Machinery — 1.8%
155	Parker Hannifin Corp.	13,927
77	Timken Co.	3,871

		17,798

	Road & Rail — 1.0%
107	CSX Corp.	2,816
87	Norfolk Southern Corp.	6,530

		9,346

	Total Industrials	84,217

	Information Technology — 8.5%
	Communications Equipment — 0.4%
67	Harris Corp.	3,024
23	QUALCOMM, Inc.	1,283

		4,307

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — 2.2%
27	Apple, Inc. (a)	9,197
329	Dell, Inc. (a)	5,483
94	SanDisk Corp. (a)	3,905
140	Seagate Technology plc, (Ireland)	2,266

		20,851

	Electronic Equipment, Instruments & Components — 0.2%
158	Vishay Intertechnology, Inc. (a)	2,374

	Internet Software & Services — 0.5%
118	IAC/InterActiveCorp. (a)	4,500

	IT Services — 0.9%
50	International Business Machines Corp.	8,543

	Office Electronics — 1.4%
1,251	Xerox Corp.	13,024

	Semiconductors & Semiconductor Equipment — 2.5%
237	Broadcom Corp., Class A (a)	7,956
168	Freescale Semiconductor Holdings I Ltd. (a)	3,080
154	Lam Research Corp. (a)	6,810
168	Xilinx, Inc.	6,113

		23,959

	Software — 0.4%
161	Microsoft Corp.	4,191

	Total Information Technology	81,749

	Materials — 3.2%
	Chemicals — 2.3%
12	CF Industries Holdings, Inc.	1,629
290	E.I. du Pont de Nemours & Co.	15,658
11	Eastman Chemical Co.	1,133
67	Westlake Chemical Corp.	3,478

		21,898

	Metals & Mining — 0.9%
209	Alcoa, Inc.	3,319
27	Cliffs Natural Resources, Inc.	2,524
54	Freeport-McMoRan Copper & Gold, Inc.	2,846

		8,689

	Total Materials	30,587

	Telecommunication Services — 5.3%
	Diversified Telecommunication Services — 5.3%
700	AT&T, Inc.	21,984
258	CenturyLink, Inc.	10,444
82	Frontier Communications Corp.	661
474	Verizon Communications, Inc.	17,658

	Total Telecommunication Services	50,747

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 4.7%
	Electric Utilities — 2.5%
433	American Electric Power Co., Inc.	16,326
46	Edison International	1,794
94	Exelon Corp.	4,040
81	PPL Corp.	2,260

		24,420

	Gas Utilities — 0.7%
90	AGL Resources, Inc.	3,656
85	UGI Corp.	2,720

		6,376

	Independent Power Producers & Energy Traders — 0.7%
257	AES Corp. (The) (a)	3,272
96	Constellation Energy Group, Inc.	3,640

		6,912

	Multi-Utilities — 0.8%
130	Ameren Corp.	3,755
80	Sempra Energy	4,204

		7,959

	Total Utilities	45,667

	Total Common Stocks (Cost $854,453)	937,522

Short-Term Investment — 2.7%
	Investment Company — 2.7%
25,430	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $25,430)	25,430

Investment of Cash Collateral for Securities on Loan — 0.7%
	Investment Company —0.7%
6,962	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $6,962)	6,962

	Total Investments — 100.8% (Cost $886,845)	969,914
	Liabilities in Excess of Other Assets — (0.8)%	(7,489)

	NET ASSETS — 100.0%	$962,425

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	31

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
370	E-mini S&P 500	09/16/11	$24,337	$768

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,650,624	$665,443	$457,495
Investments in affiliates, at value	80,930	18,728	31,464

Total investment securities, at value	1,731,554	684,171	488,959
Deposits at broker for futures contracts	4,560	960	—
Receivables:
Investment securities sold	20,909	13,536	443
Fund shares sold	453	626	689
Interest and dividends	2,005	561	589
Securities lending income	5	2	26
Variation margin on futures contracts	571	126	70

Total Assets	1,760,057	699,982	490,776

LIABILITIES:
Payables:
Due to custodian	1,881	—	—
Dividends	—	—	294
Investment securities purchased	26,970	14,372	1,898
Collateral for securities lending program	14,385	3,588	16,949
Fund shares redeemed	668	297	494
Accrued liabilities:
Investment advisory fees	868	348	240
Administration fees	148	55	36
Shareholder servicing fees	283	98	61
Distribution fees	16	19	53
Custodian and accounting fees	46	22	17
Trustees’ and Chief Compliance Officer’s fees	6	1	2
Other	183	175	225

Total Liabilities	45,454	18,975	20,269

Net Assets	$1,714,603	$681,007	$470,507

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$1,891,189	$1,019,818	$437,992
Accumulated undistributed (distributions in excess of) net investment income	15,505	1,325	(313)
Accumulated net realized gains (losses)	(508,792)	(474,803)	(74,063)
Net unrealized appreciation (depreciation)	316,701	134,667	106,891

Total Net Assets	$1,714,603	$681,007	$470,507

Net Assets:
Class A	$47,376	$41,424	$138,937
Class B	—	—	10,830
Class C	9,570	17,811	30,773
Class R2	74	78	—
Class R5	287,527	111,071	—
Select Class	1,370,056	510,623	289,967

Total	$1,714,603	$681,007	$470,507

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,930	1,699	8,798
Class B	—	—	761
Class C	394	739	2,161
Class R2	3	3	—
Class R5	11,644	4,542	—
Select Class	55,390	20,803	17,752

Net Asset Value:
Class A — Redemption price per share	$24.55	$24.39	$15.79
Class B — Offering price per share (a)	—	—	14.22
Class C — Offering price per share (a)	24.29	24.09	14.24
Class R2 — Offering and redemption price per share	24.21	24.13	—
Class R5 — Offering and redemption price per share	24.69	24.45	—
Select Class — Offering and redemption price per share	24.73	24.55	16.33
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.91	$25.74	$16.66

Cost of investments in non-affiliates	$1,336,119	$531,324	$351,133
Cost of investments in affiliates	80,930	18,728	31,464
Value of securities on loan	14,193	3,520	16,769

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$12,672		$937,522
Investments in affiliates, at value	246		32,392

Total investment securities, at value	12,918		969,914
Deposits at broker for futures contracts	50		1,715
Receivables:
Fund shares sold	32		1,781
Interest and dividends	7		1,352
Securities lending income	—		3
Variation margin on futures contracts	2		207
Due from Advisor	1		—

Total Assets	13,010		974,972

LIABILITIES:
Payables:
Dividends	—		1,055
Collateral for securities lending program	—		6,962
Fund shares redeemed	133		3,792
Accrued liabilities:
Investment advisory fees	—		241
Administration fees	—		36
Shareholder servicing fees	—		166
Distribution fees	3		35
Custodian and accounting fees	17		23
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2
Other	51		235

Total Liabilities	204		12,547

Net Assets	$12,806		$962,425

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$16,744	$990,057
Accumulated undistributed net investment income	100	293
Accumulated net realized gains (losses)	(6,644)	(111,762)
Net unrealized appreciation (depreciation)	2,606	83,837

Total Net Assets	$12,806	$962,425

NET ASSETS:
Class A	$9,291	$83,202
Class C	2,266	30,172
Class R2	—	70
Class R5	—	50,276
Class R6	—	32,237
Select Class	1,249	766,468

Total	$12,806	$962,425

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	451	3,417
Class C	112	1,249
Class R2	—	3
Class R5	—	2,056
Class R6	—	1,318
Select Class	60	31,390

Net Asset Value:
Class A — Redemption price per share	$20.60	$24.35
Class C — Offering price per share (b)	20.25	24.16
Class R2 — Offering and redemption price per share	—	24.31
Class R5 — Offering and redemption price per share	—	24.46
Class R6 — Offering and redemption price per share	—	24.46
Select Class — Offering and redemption price per share	20.70	24.42
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$21.74	$25.70

Cost of investments in non-affiliates	$10,074	$854,453
Cost of investments in affiliates	246	32,392
Value of securities on loan	—	6,903

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$2
Dividend income from non-affiliates	30,922		10,697		6,221
Dividend income from affiliates	40		14		12
Income from securities lending (net)	133		39		140
Other income	—		—		31

Total investment income	31,095		10,750		6,406

EXPENSES:
Investment advisory fees	9,994		3,950		2,691
Administration fees	1,384		547		372
Distribution fees:
Class A	131		109		336
Class B	—		—		84
Class C	78		144		202
Class R2	—	(a)	—	(a)	—
Shareholder servicing fees:
Class A	131		109		336
Class B	—		—		28
Class C	26		48		68
Class R2	—	(a)	—	(a)	—
Class R5	96		52		—
Select Class	3,209		1,103		604
Custodian and accounting fees	85		45		46
Professional fees	61		63		46
Trustees’ and Chief Compliance Officer’s fees	16		6		2
Printing and mailing costs	70		43		71
Registration and filing fees	66		66		57
Transfer agent fees	282		291		376
Other	19		10		12

Total expenses	15,648		6,586		5,331

Less amounts waived	(521)		(490)		(569)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	15,127		6,096		4,762

Net investment income (loss)	15,968		4,654		1,644

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	195,975		69,284		28,246
Futures	6,548		2,696		2,683

Net realized gain (loss)	202,523		71,980		30,929

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	216,110		105,473		93,806
Futures	2,223		610		721

Change in net unrealized appreciation (depreciation)	218,333		106,083		94,527

Net realized/unrealized gains (losses)	420,856		178,063		125,456

Change in net assets resulting from operations	$436,824		$182,717		$127,100

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid Multi Cap Fund		Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$266		$11,421
Dividend income from affiliates	—	(a)	19
Income from securities lending (net)	—		25

Total investment income	266		11,465

EXPENSES:
Investment advisory fees	81		3,316
Administration fees	11		456
Distribution fees:
Class A	22		218
Class C	19		236
Class R2	—		—	(a)
Shareholder servicing fees:
Class A	22		218
Class C	6		79
Class R2	—		—	(a)
Class R5	—		18
Select Class	3		860
Custodian and accounting fees	34		47
Professional fees	48		55
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5
Printing and mailing costs	4		93
Registration and filing fees	40		139
Transfer agent fees	15		434
Other	7		18

Total expenses	312		6,192

Less amounts waived	(123)		(1,871)
Less earnings credits	—	(a)	—	(a)
Less expense reimbursements	(25)		—

Net expenses	164		4,321

Net investment income (loss)	102		7,144

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,031		21,964
Futures	75		2,307

Net realized gain (loss)	1,106		24,271

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,258		73,780
Futures	12		768

Change in net unrealized appreciation (depreciation)	2,270		74,548

Net realized/unrealized gains (losses)	3,376		98,819

Change in net assets resulting from operations	$3,478		$105,963

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,968	$15,097	$4,654	$3,797
Net realized gain (loss)	202,523	204,920	71,980	93,509
Change in net unrealized appreciation (depreciation)	218,333	42,463	106,083	(1,091)

Change in net assets resulting from operations	436,824	262,480	182,717	96,215

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(401)	(1,088)	(275)	(357)
Class C
From net investment income	(18)	(200)	(16)	(50)
Class R2
From net investment income	(1)	(1)	— (a)	— (a)
Class R5
From net investment income	(2,018)	(1,731)	(1,104)	(1,042)
Select Class
From net investment income	(12,491)	(29,202)	(3,481)	(4,490)

Total distributions to shareholders	(14,929)	(32,222)	(4,876)	(5,939)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(131,730)	(404,176)	(41,790)	(187,197)

NET ASSETS:
Change in net assets	290,165	(173,918)	136,051	(96,921)
Beginning of period	1,424,438	1,598,356	544,956	641,877

End of period	$1,714,603	$1,424,438	$681,007	$544,956

Accumulated undistributed (distributions in excess of) net investment income	$15,505	$14,857	$1,325	$1,593

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,644	$2,946	$102	$24
Net realized gain (loss)	30,929	(371)	1,106	1,470
Change in net unrealized appreciation (depreciation)	94,527	81,134	2,270	100

Change in net assets resulting from operations	127,100	83,709	3,478	1,594

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(470)	(889)	(20)	(89)
Class B
From net investment income	(12)	(19)	—	—
Class C
From net investment income	(35)	(35)	—	(24)
Select Class
From net investment income	(1,319)	(2,212)	(4)	(13)

Total distributions to shareholders	(1,836)	(3,155)	(24)	(126)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(10,440)	(83,949)	(1,350)	(834)

NET ASSETS:
Change in net assets	114,824	(3,395)	2,104	634
Beginning of period	355,683	359,078	10,702	10,068

End of period	$470,507	$355,683	$12,806	$10,702

Accumulated undistributed (distributions in excess of) net investment income	$(313)	$(14)	$100	$25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,144	$2,952
Net realized gain (loss)	24,271	17,580
Change in net unrealized appreciation (depreciation)	74,548	16,802

Change in net assets resulting from operations	105,963	37,334

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(902)	(871)
Class C
From net investment income	(221)	(156)
Class R2
From net investment income	(1)	— (a)
Class R5
From net investment income	(539)	(162)
Class R6 (b)
From net investment income	(267)	—
Select Class
From net investment income	(4,939)	(1,736)

Total distributions to shareholders	(6,869)	(2,925)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	594,945	10,685

NET ASSETS:
Change in net assets	694,039	45,094
Beginning of period	268,386	223,292

End of period	$962,425	$268,386

Accumulated undistributed (distributions in excess of) net investment income	$293	$18

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,325	$4,369	$6,003	$7,249
Dividends and distributions reinvested	357	963	257	325
Cost of shares redeemed	(22,071)	(19,805)	(19,392)	(23,950)

Change in net assets from Class A capital transactions	$(17,389)	$(14,473)	$(13,132)	$(16,376)

Class C
Proceeds from shares issued	$414	$756	$588	$1,307
Dividends and distributions reinvested	17	182	13	41
Cost of shares redeemed	(4,044)	(3,553)	(7,604)	(7,508)

Change in net assets from Class C capital transactions	$(3,613)	$(2,615)	$(7,003)	$(6,160)

Class R2
Proceeds from shares issued	$4	$58	$—	$—
Dividends and distributions reinvested	1	1	— (a)	— (a)
Cost of shares redeemed	(65)	(1)	—	—

Change in net assets from Class R2 capital transactions	$(60)	$58	$— (a)	$— (a)

Class R5
Proceeds from shares issued	$144,738	$49,424	$18,394	$14,831
Dividends and distributions reinvested	2,018	1,613	1,104	1,016
Cost of shares redeemed	(8,848)	(39,348)	(25,231)	(13,433)

Change in net assets from Class R5 capital transactions	$137,908	$11,689	$(5,733)	$2,414

Select Class
Proceeds from shares issued	$309,123	$222,290	$108,326	$75,865
Dividends and distributions reinvested	932	829	223	643
Cost of shares redeemed	(558,631)	(621,954)	(124,471)	(243,583)

Change in net assets from Select Class capital transactions	$(248,576)	$(398,835)	$(15,922)	$(167,075)

Total change in net assets from capital transactions	$(131,730)	$(404,176)	$(41,790)	$(187,197)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	192	220	271	381
Reinvested	16	48	12	17
Redeemed	(972)	(1,000)	(880)	(1,253)

Change in Class A Shares	(764)	(732)	(597)	(855)

Class C
Issued	18	39	27	69
Reinvested	1	9	1	2
Redeemed	(183)	(182)	(352)	(403)

Change in Class C Shares	(164)	(134)	(324)	(332)

Class R2
Issued	— (a)	3	—	—
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(3)	— (a)	—	—

Change in Class R2 Shares	(3)	3	— (a)	— (a)

Class R5
Issued	6,307	2,456	844	777
Reinvested	89	79	49	52
Redeemed	(386)	(2,057)	(1,179)	(706)

Change in Class R5 Shares	6,010	478	(286)	123

Select Class
Issued	12,985	11,130	4,712	3,984
Reinvested	41	41	10	33
Redeemed	(25,053)	(31,326)	(5,984)	(13,172)

Change in Select Class Shares	(12,027)	(20,155)	(1,262)	(9,155)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,772	$27,139	$1,903	$3,508
Dividends and distributions reinvested	447	833	19	85
Cost of shares redeemed	(46,008)	(36,075)	(2,590)	(3,633)

Change in net assets from Class A capital transactions	$(22,789)	$(8,103)	$(668)	$(40)

Class B
Proceeds from shares issued	$164	$377	$—	$—
Dividends and distributions reinvested	11	18	—	—
Cost of shares redeemed	(3,642)	(3,832)	—	—

Change in net assets from Class B capital transactions	$(3,467)	$(3,437)	$—	$—

Class C
Proceeds from shares issued	$8,889	$7,721	$234	$739
Dividends and distributions reinvested	32	31	—	18
Cost of shares redeemed	(8,375)	(5,577)	(975)	(1,176)

Change in net assets from Class C capital transactions	$546	$2,175	$(741)	$(419)

Select Class
Proceeds from shares issued	$62,291	$43,362	$240	$59
Dividends and distributions reinvested	205	405	1	3
Cost of shares redeemed	(47,226)	(118,351)	(182)	(437)

Change in net assets from Select Class capital transactions	$15,270	$(74,584)	$59	$(375)

Total change in net assets from capital transactions	$(10,440)	$(83,949)	$(1,350)	$(834)

SHARE TRANSACTIONS:
Class A
Issued	1,604	2,300	102	209
Reinvested	29	70	1	5
Redeemed	(3,267)	(3,035)	(138)	(218)

Change in Class A Shares	(1,634)	(665)	(35)	(4)

Class B
Issued	13	36	—	—
Reinvested	1	2	—	—
Redeemed	(292)	(360)	—	—

Change in Class B Shares	(278)	(322)	—	—

Class C
Issued	683	715	13	45
Reinvested	2	3	—	1
Redeemed	(656)	(520)	(52)	(75)

Change in Class C Shares	29	198	(39)	(29)

Select Class
Issued	4,060	3,545	12	4
Reinvested	13	34	— (a)	— (a)
Redeemed	(3,277)	(9,482)	(10)	(28)

Change in Select Class Shares	796	(5,903)	2	(24)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,484	$13,994
Dividends and distributions reinvested	867	833
Cost of shares redeemed	(34,466)	(36,453)

Change in net assets from Class A capital transactions	$(22,115)	$(21,626)

Class C
Proceeds from shares issued	$2,248	$5,079
Dividends and distributions reinvested	160	113
Cost of shares redeemed	(10,960)	(11,379)

Change in net assets from Class C capital transactions	$(8,552)	$(6,187)

Class R2
Dividends and distributions reinvested	$1	$— (a)

Change in net assets from Class R2 capital transactions	$1	$— (a)

Class R5
Proceeds from shares issued	$32,689	$10,307
Dividends and distributions reinvested	539	162
Cost of shares redeemed	(7,975)	(1,189)

Change in net assets from Class R5 capital transactions	$25,253	$9,280

Class R6 (b)
Proceeds from shares issued	$31,546	$—
Dividends and distributions reinvested	268	—

Change in net assets from Class R6 capital transactions	$31,814	$—

Select Class
Proceeds from shares issued	$663,470	$70,362
Dividends and distributions reinvested	3,708	1,466
Cost of shares redeemed	(98,634)	(42,610)

Change in net assets from Select Class capital transactions	$568,544	$29,218

Total change in net assets from capital transactions	$594,945	$10,685

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Intrepid Value Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	508	694
Reinvested	38	42
Redeemed	(1,530)	(1,857)

Change in Class A Shares	(984)	(1,121)

Class C
Issued	99	258
Reinvested	7	6
Redeemed	(496)	(573)

Change in Class C Shares	(390)	(309)

Class R2
Reinvested	— (a)	— (a)

Change in Class R2 Shares	— (a)	— (a)

Class R5
Issued	1,432	511
Reinvested	23	8
Redeemed	(338)	(60)

Change in Class R5 Shares	1,117	459

Class R6 (b)
Issued	1,307	—
Reinvested	11	—

Change in Class R6 Shares	1,318	—

Select Class
Issued	28,121	3,860
Reinvested	159	73
Redeemed	(4,289)	(2,136)

Change in Select Class Shares	23,991	1,797

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2011	$18.54	$0.17	(e)	$6.01	$6.18	$(0.17)	$—	$(0.17)
Year Ended June 30, 2010	16.41	0.13	(e)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(e)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(e)	4.51	4.69	(0.22)	(0.06)	(0.28)

Class C
Year Ended June 30, 2011	18.33	0.06	(e)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(e)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(e)	4.47	4.51	(0.17)	(0.06)	(0.23)

Class R2
Year Ended June 30, 2011	18.36	0.13	(e)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(e)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (g) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Year Ended June 30, 2011	18.65	0.26	(e)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(e)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(e)	4.53	4.83	(0.30)	(0.06)	(0.36)

Select Class
Year Ended June 30, 2011	18.68	0.23	(e)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(e)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(e)	4.52	4.77	(0.24)	(0.06)	(0.30)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.55	33.39%	$47,376	1.24%		0.77%	1.28%	102%
18.54	14.96	49,927	1.25		0.64	1.29	108
16.41	(29.40)	56,213	1.25		1.25	1.32	125
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81

24.29	32.74	9,570	1.74		0.28	1.78	102
18.33	14.37	10,221	1.75		0.14	1.79	108
16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81

24.21	33.04	74	1.49		0.59	1.53	102
18.36	14.68	105	1.50		0.47	1.54	108
16.29	(2.49)	49	1.50		1.30	1.59	125

24.69	34.02	287,527	0.79		1.14	0.83	102
18.65	15.49	105,092	0.80		1.12	0.84	108
16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81

24.73	33.69	1,370,056	0.99		1.04	1.03	102
18.68	15.28	1,259,093	1.00		0.90	1.04	108
16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Growth Fund
Class A
Year Ended June 30, 2011	$17.93	$0.12	(e)	$6.48	$6.60	$(0.14)	$—	$(0.14)
Year Ended June 30, 2010	15.79	0.07	(e)	2.20	2.27	(0.13)	—	(0.13)
Year Ended June 30, 2009	22.03	0.09	(e)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(e)	3.69	3.73	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2011	17.70	0.01	(e)	6.40	6.41	(0.02)	—	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(e)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(e)	3.65	3.58	— (f)	—	— (f)

Class R2
Year Ended June 30, 2011	17.76	0.06	(e)	6.41	6.47	(0.10)	—	(0.10)
Year Ended June 30, 2010	15.65	0.02	(e)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (g) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Year Ended June 30, 2011	17.98	0.21	(e)	6.50	6.71	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.83	0.15	(e)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(e)	3.69	3.85	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2011	18.04	0.17	(e)	6.53	6.70	(0.19)	—	(0.19)
Year Ended June 30, 2010	15.88	0.12	(e)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(e)	3.72	3.81	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.39	36.86%	$41,424	1.24%	0.54%	1.33%	129%
17.93	14.32	41,167	1.25	0.36	1.34	118
15.79	(27.88)	49,749	1.25	0.53	1.37	121
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130

24.09	36.21	17,811	1.74	0.05	1.83	129
17.70	13.78	18,827	1.75	(0.14)	1.84	118
15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130

24.13	36.49	78	1.49	0.26	1.58	129
17.76	14.10	57	1.50	0.11	1.59	118
15.65	0.07	50	1.50	0.80	1.68	121

24.45	37.44	111,071	0.79	0.96	0.88	129
17.98	14.86	86,795	0.80	0.81	0.89	118
15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130

24.55	37.25	510,623	0.99	0.77	1.07	129
18.04	14.64	398,110	1.00	0.61	1.09	118
15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2011	$11.54	$0.04	(c)	$4.26		$4.30	$(0.05)	$—	$(0.05)
Year Ended June 30, 2010	9.53	0.07	(c)	2.02		2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(c)	(4.61	)(d)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(c)	(2.37)		(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(c)	2.94		2.99	(0.06)	(1.69)	(1.75)

Class B
Year Ended June 30, 2011	10.44	(0.04	)(c)	3.83		3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(c)	1.84		1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(c)	(4.21	)(d)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(c)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(c)	2.73		2.68	(0.01)	(1.69)	(1.70)

Class C
Year Ended June 30, 2011	10.45	(0.04	)(c)	3.85		3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(c)	1.84		1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(c)	(4.21	)(d)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(c)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(c)	2.74		2.69	(0.02)	(1.69)	(1.71)

Select Class
Year Ended June 30, 2011	11.92	0.08	(c)	4.41		4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(c)	2.08		2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(c)	(4.75	)(d)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(c)	(2.45)		(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(c)	3.03		3.13	(0.10)	(1.69)	(1.79)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(e)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.79	37.29%		$138,937	1.23%	0.31%	1.39%	47%
11.54	21.93		120,375	1.24	0.63	1.43	65
9.53	(30.94	)(d)	105,702	1.24	1.22	1.55	64
14.39	(13.02	)(e)	190,093	1.24	0.23	1.37	109
18.57	18.13		237,337	1.24	0.29	1.36	117

14.22	36.35		10,830	1.89	(0.34)	1.89	47
10.44	21.15		10,845	1.93	(0.06)	1.93	65
8.63	(31.38	)(d)	11,745	1.85	0.60	2.04	64
13.11	(13.61	)(e)	22,749	1.83	(0.37)	1.87	109
17.16	17.47		31,601	1.83	(0.30)	1.85	117

14.24	36.42		30,773	1.88	(0.34)	1.88	47
10.45	21.14		22,273	1.92	(0.06)	1.93	65
8.64	(31.35	)(d)	16,706	1.85	0.61	2.05	64
13.12	(13.60	)(e)	31,298	1.83	(0.36)	1.87	109
17.17	17.47		39,678	1.83	(0.30)	1.86	117

16.33	37.67		289,967	0.99	0.56	1.14	47
11.92	22.23		202,190	0.99	0.88	1.18	65
9.84	(30.77	)(d)	224,925	0.99	1.48	1.30	64
14.83	(12.89	)(e)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Multi Cap Fund
Class A
Year Ended June 30, 2011	$15.44	$0.17	(c)	$5.03	$5.20	$(0.04)	$—	$(0.04)
Year Ended June 30, 2010	13.42	0.05	(c)	2.16	2.21	(0.19)	—	(0.19)
Year Ended June 30, 2009	19.88	0.14	(c)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(c)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(c)	4.47	4.58	(0.11)	(1.55)	(1.66)

Class C
Year Ended June 30, 2011	15.22	0.08	(c)	4.95	5.03	—	—	—
Year Ended June 30, 2010	13.27	(0.03	)(c)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(c)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(c)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(c)	4.44	4.43	(0.06)	(1.55)	(1.61)

Select Class
Year Ended June 30, 2011	15.51	0.21	(c)	5.06	5.27	(0.08)	—	(0.08)
Year Ended June 30, 2010	13.46	0.09	(c)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(c)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(c)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(c)	4.50	4.66	(0.14)	(1.55)	(1.69)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$20.60	33.71%	$9,291	1.25%		0.91%	2.44%	75%
15.44	16.36	7,503	1.25		0.30	2.59	145
13.42	(32.17)	6,582	1.25		1.01	2.60	105
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89

20.25	33.05	2,266	1.75		0.43	2.94	75
15.22	15.73	2,302	1.75		(0.21)	3.10	145
13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(d)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89

20.70	34.04	1,249	1.00		1.13	2.19	75
15.51	16.65	897	1.00		0.54	2.37	145
13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2011	$18.64	$0.30	(e)	$5.65	$5.95	$(0.24)	$—	$(0.24)
Year Ended June 30, 2010	16.47	0.19	(e)	2.17	2.36	(0.19)	—	(0.19)
Year Ended June 30, 2009	23.48	0.37	(e)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(e)	4.66	5.00	(0.30)	(0.29)	(0.59)

Class C
Year Ended June 30, 2011	18.53	0.19	(e)	5.60	5.79	(0.16)	—	(0.16)
Year Ended June 30, 2010	16.37	0.09	(e)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(e)	4.64	4.84	(0.19)	(0.29)	(0.48)

Class R2
Year Ended June 30, 2011	18.63	0.24	(e)	5.64	5.88	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.46	0.14	(e)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008 (f) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2011	18.71	0.37	(e)	5.68	6.05	(0.30)	—	(0.30)
Year Ended June 30, 2010	16.53	0.27	(e)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(e)	4.64	5.12	(0.39)	(0.29)	(0.68)

Class R6
November 30, 2010 (f) through June 30, 2011	21.27	0.21	(e)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Year Ended June 30, 2011	18.70	0.33	(e)	5.67	6.00	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.51	0.24	(e)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(e)	4.66	5.07	(0.34)	(0.29)	(0.63)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.35	32.01%	$83,202	0.97%	1.34%	1.40%	72%
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59

24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59

24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59

24.46	15.96	32,237	0.54	1.48	0.87	72

24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

Class R6 shares commenced operations on November 30, 2010 for the Intrepid Value Fund.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund
Total Investments in Securities #	$1,731,554	$—	$—	$1,731,554

Appreciation in Other Financial Instruments
Futures Contracts	$2,196	$—	$—	$2,196

Intrepid Growth Fund
Total Investments in Securities #	$684,171	$—	$—	$684,171

Appreciation in Other Financial Instruments
Futures Contracts	$548	$—	$—	$548

Intrepid Mid Cap Fund
Total Investments in Securities ##	$487,751	$1,208	$—	$488,959

Appreciation in Other Financial Instruments
Futures Contracts	$529	$—	$—	$529

Intrepid Multi Cap Fund
Total Investments in Securities #	$12,918	$—	$—	$12,918

Appreciation in Other Financial Instruments
Futures Contracts	$8	$—	$—	$8

Intrepid Value Fund
Total Investments in Securities #	$969,914	$—	$—	$969,914

Appreciation in Other Financial Instruments
Futures Contracts	$768	$—	$—	$768

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

B. Futures Contracts — The Funds use index futures contracts to gain exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the year ended June 30, 2011 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$33,262	$7,867	$10,358	$400	$10,799
Ending Notional Balance Long	64,131	14,799	14,257	329	24,337

C. Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for each of the Funds except Intrepid Multi Cap Fund pursuant to a Securities Lending Agreement (the “GS Bank Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for Intrepid Mid Cap Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Intrepid America Fund	$83
Intrepid Growth Fund	38
Intrepid Mid Cap Fund	14
Intrepid Value Fund	22

Under the GS Bank Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GS Bank Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned nondollar- denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral was requested from borrowers when the cash received from borrowers became less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan		Cash Collateral Posted by Borrower		Total Value of Collateral Investments
Intrepid America Fund	$14,193	†	$14,385	†*	$14,385
Intrepid Growth Fund	3,520		3,588		3,588
Intrepid Mid Cap Fund	16,769		16,949	*	16,949
Intrepid Value Fund	6,903		6,962	*	6,962

†	Amounts include a security that the Fund sold prior to June 30, 2011, which was returned from the borrower subsequent to June 30, 2011. The sale of this security also settled subsequent to June 30, 2011. The proceeds from the sale of this security are included in Receivable from Investment Securities Sold in the Statement of Assets and Liabilities. The collateral associated with this security is included in Payable for Collateral for Securities Lending Program in the Statement of Assets and Liabilities.
*	Subsequent to June 30, 2011, additional collateral was received from the borrowers.

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Intrepid America Fund	$47
Intrepid Growth Fund	22
Intrepid Mid Cap Fund	9
Intrepid Value Fund	13

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non- dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2011 (amounts in thousands):

Lending Agent Fees Incurred
Intrepid Mid Cap Fund	$2

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Intrepid America Fund	$—	$(391)	$391
Intrepid Growth Fund	—	(46)	46
Intrepid Mid Cap Fund	(9)	(107)	116
Intrepid Multi-Cap Fund	—	(3)	3

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts (Intrepid America Fund and Intrepid Growth Fund) and non-taxable special dividends (Intrepid Mid Cap Fund and Intrepid Multi-Cap Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.65% of the Funds’ average daily net assets.

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$4	$—	(a)
Intrepid Growth Fund	5	—	(a)
Intrepid Mid Cap Fund	64	29
Intrepid Multi Cap Fund	1	1
Intrepid Value Fund	7	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	n/a	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

Prior to September 1, 2010, the contractual expense limitations for the Intrepid Value Fund were 1.09%, 1.59%, 1.34%, 0.64% and 0.84% for Class A, Class C, Class R2, Class R5 and Select Class shares, respectively.

Except as noted above, the contractual expense limitation agreements were in effect for the year ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011.

For the year ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
Intrepid America Fund	$—	$—	$446	$446	$—
Intrepid Growth Fund	—	174	288	462	—
Intrepid Mid Cap Fund	—	—	553	553	—
Intrepid Multi Cap Fund	81	11	31	123	25
Intrepid Value Fund	1,477	238	122	1,837	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended June 30, 2011 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) were as follows (amounts in thousands):

Intrepid America Fund	$75
Intrepid Growth Fund	28
Intrepid Mid Cap Fund	16
Intrepid Value Fund	34

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$1,519,364	$1,656,810	—	—
Intrepid Growth Fund	769,693	804,195	—	—
Intrepid Mid Cap Fund	189,958	204,775	221	520
Intrepid Multi Cap Fund	8,960	9,699	—	—
Intrepid Value Fund	947,037	364,701	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,445,012	$299,469	$12,927	$286,542
Intrepid Growth Fund	552,578	136,002	4,409	131,593
Intrepid Mid Cap Fund	390,576	107,790	9,407	98,383
Intrepid Multi Cap Fund	10,471	2,542	95	2,447
Intrepid Value Fund	909,459	74,535	14,080	60,455

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$14,929	$—	$14,929
Intrepid Growth Fund	4,876	—	4,876
Intrepid Mid Cap Fund	1,836	—	1,836
Intrepid Multi Cap Fund	24	—	24
Intrepid Value Fund	6,869	—	6,869

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$32,222	$—	$32,222
Intrepid Growth Fund	5,939	—	5,939
Intrepid Mid Cap Fund	3,155	—	3,155
Intrepid Multi Cap Fund	126	—	126
Intrepid Value Fund	2,925	—	2,925

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$15,576	$(478,633)	$286,542
Intrepid Growth Fund	1,346	(471,729)	131,593
Intrepid Mid Cap Fund	—	(65,555)	98,383
Intrepid Multi Cap Fund	99	(6,483)	2,447
Intrepid Value Fund	1,352	(88,379)	60,455

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, trustee deferred compensation (Intrepid America Fund, Intrepid Growth Fund and Intrepid Multi-Cap Fund), distributions payable (Intrepid Mid Cap Fund and Intrepid Value Fund) and mark to market of futures contracts (Intrepid Growth Fund).

As of June 30, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid America Fund	$113,110	$365,523	$478,633
Intrepid Growth Fund	219,239	252,490	471,729
Intrepid Mid Cap Fund	—	65,555	65,555
Intrepid Multi Cap Fund	3,051	3,432	6,483
Intrepid Value Fund	23,535	64,844	88,379

During the year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid America Fund	$187,588
Intrepid Growth Fund	68,547
Intrepid Mid Cap Fund	29,503
Intrepid Multi Cap Fund	1,081
Intrepid Value Fund	26,641

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d) (1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	50.0%	14.0%
Intrepid Growth Fund	54.8	n/a
Intrepid Mid Cap Fund	50.7	n/a

Additionally, Intrepid Multi Cap Fund and Intrepid Value Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund, JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	67

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	69

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans- action costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,077.20	$6.39	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,074.30	8.95	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,076.00	7.67	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,079.60	4.07	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,078.50	5.10	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Intrepid Growth Fund
Class A
Actual	1,000.00	1,084.00	6.41	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,081.20	8.98	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,082.50	7.69	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,086.20	4.09	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Select Class
Actual	$1,000.00	$1,085.80	$5.12	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,105.60	6.53	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,101.80	9.69	1.86
Hypothetical	1,000.00	1,015.57	9.30	1.86
Class C
Actual	1,000.00	1,102.60	9.70	1.86
Hypothetical	1,000.00	1,015.57	9.30	1.86
Select Class
Actual	1,000.00	1,106.80	5.22	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	1,075.70	6.43	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,073.10	9.00	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,077.00	5.15	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid Value Fund
Class A
Actual	1,000.00	1,068.80	4.82	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,065.90	7.38	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R2
Actual	1,000.00	1,067.30	6.10	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R5
Actual	1,000.00	1,070.30	3.03	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,071.00	2.77	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,069.60	4.05	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

72	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2011

JPMorgan Funds

Tax Letter (Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Intrepid America Fund	100.00%
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Multi Cap Fund	100.00
Intrepid Value Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Intrepid America Fund	$14,929
Intrepid Growth Fund	4,876
Intrepid Mid Cap Fund	1,836
Intrepid Multi Cap Fund	24
Intrepid Value Fund	6,869

JUNE 30, 2011	J.P. MORGAN INTREPID FUNDS	73

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-INT-611

J.P. Morgan U.S. Equity

Funds

Annual Report

June 30, 2011

JPMorgan Value Discovery Fund

JPMorgan Value Discovery Fund

Annual Report

June 30, 2011

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

August 8, 2011

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Quote “Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given

1

these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy—including strong corporate balance sheets and valuations—present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch CEO-Investment Management Americas J.P. Morgan Asset Management

2

JPMorgan Value Discovery Fund

Fund Commentary

Twelve Months Ended June 30, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	30.15%
Russell 1000 Value Index	28.94%
Net Assets as of 6/30/2011	$2,809,032

INVESTMENT OBJECTIVE**

The Fund seeks long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Stocks in most of the world’s capital markets rallied during the twelve months ended June 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks still finished with gains.

U.S. stocks, as measured by the S&P 500 Index, returned 30.69% for the twelve months ended June 30, 2011. Large-cap value stocks underperformed large-cap growth stocks, as the Russell 1000 Value Index (the “Benchmark”) returned 28.94% for the twelve months ended June 30, 2011, while the Russell 1000 Growth Index returned 35.01%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Value Discovery Fund (Select Class Shares) outperformed the Benchmark for the twelve months ended June 30, 2011. The Fund’s stock selection in the industrials and materials sectors contributed to relative performance, while the Fund’s stock selection in the information technology and energy sectors detracted from relative performance. In addition, the Fund invested in convertible securities, as well as options on some of the portfolio’s securities in an effort to enhance income, protect their value and increase their return to risk ratio. The Fund’s investments in options detracted from the Fund’s return during the reporting period.

Individual contributors to relative performance included the Fund’s overweight positions in Wabco Holdings Inc and CSX Corp. Shares of Wabco Holdings Inc., a supplier of safety and control systems for commercial vehicles, gained after the company reported better-than-expected earnings results and raised its full-year outlook due to strong worldwide growth in bus and truck production. Shares of railroad operator CSX Corp. benefited from strong demand for freight rail transportation due to the rebound in economic activity. The company also increased its quarterly dividend and announced a $2 billion share repurchase.

Individual detractors from relative performance included the Fund’s underweight position in AT&T Inc., a stock that performed strongly in the Benchmark as investors reacted favorably to the company’s announced acquisition of T-Mobile. Another individual detractor from relative performance was the Fund’s overweight position in Hewlett-Packard Co., which declined following the unexpected resignation of the company’s chief executive officer. Investor concerns about increasing competition from tablet manufacturers such as Apple and Samsung also weighed on the stock during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of high conviction stocks that have strong fundamentals. The Fund’s portfolio manager preferred to invest in high quality companies with durable franchises that, in his view, possessed the ability to generate strong future earnings growth. As a result of this bottom-up stock selection process, the Fund was overweight the technology sector, and underweight the financials sector.

3

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***			PORTFOLIO COMPOSITION BY SECTOR***
1.	Exxon Mobil Corp.	3.6%	Financials	18.8%
2.	Procter & Gamble Co. (The)	3.5	Health Care	14.9
3.	Merck & Co., Inc.	2.7	Energy	12.3
4.	Verizon Communications, Inc.	2.6	Consumer Discretionary	11.7
5.	Microsoft Corp.	2.5	Information Technology	10.6
6.	United Technologies Corp.	2.2	Industrials	10.4
7.	Bank of America Corp.	2.2	Consumer Staples	8.8
8.	Time Warner, Inc.	2.1	Materials	4.4
9.	Apache Corp.	2.1	Utilities	4.1
10.	Occidental Petroleum Corp.	2.0	Telecommunication Services	3.1
			Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

4

JPMorgan Value Discovery Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/28/07
Without Sales Charge		29.75%	5.05%	(1.96)%
With Sales Charge*		22.90	3.19	(3.35)
CLASS C SHARES	9/28/07
Without CDSC		29.14	4.54	(2.44)
With CDSC**		28.14	4.54	(2.44)
CLASS R5 SHARES	9/28/07	30.39	5.57	(1.50)
SELECT CLASS SHARES	9/28/07	30.15	5.33	(1.70)

*	Sales charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

JPMorgan Value Discovery Fund

The Fund commenced operations on September 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Value Discovery Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from September 28, 2007 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE ($)
Common Stocks — 92.5%
Consumer Discretionary — 10.6%
	Auto Components — 1.6%
1,060	Johnson Controls, Inc.	44,159

	Media — 6.4%
2,035	Comcast Corp., Class A	49,308
380	Time Warner Cable, Inc.	29,655
1,570	Time Warner, Inc.	57,101
1,140	Walt Disney Co. (The)	44,506

		180,570

	Specialty Retail — 2.6%
1,397	Home Depot, Inc.	50,599
1,360	Staples, Inc.	21,488

		72,087

	Total Consumer Discretionary	296,816

Consumer Staples — 8.4%
	Beverages — 1.3%
500	PepsiCo, Inc.	35,215

	Food & Staples Retailing — 2.7%
980	CVS Caremark Corp.	36,828
750	Wal-Mart Stores, Inc.	39,855

		76,683

	Food Products — 1.1%
470	General Mills, Inc.	17,493
190	JM Smucker Co. (The)	14,524

		32,017

	Household Products — 3.3%
1,470	Procter & Gamble Co. (The)	93,448

	Total Consumer Staples	237,363

Energy — 11.7%
	Oil, Gas & Consumable Fuels — 11.7%
240	Anadarko Petroleum Corp. (m)	18,422
460	Apache Corp. (m)	56,760
610	ConocoPhillips	45,866
1,811	El Paso Corp.	36,582
180	EOG Resources, Inc.	18,819
1,200	Exxon Mobil Corp.	97,656
520	Occidental Petroleum Corp.	54,101

	Total Energy	328,206

Financials — 16.8%
	Capital Markets — 2.8%
320	Goldman Sachs Group, Inc. (The)	42,589
780	State Street Corp.	35,170

		77,759

	Commercial Banks — 5.1%
950	BB&T Corp.	25,498
466	PNC Financial Services Group, Inc.	27,778
1,460	U.S. Bancorp	37,245
1,910	Wells Fargo & Co.	53,595

		144,116

	Consumer Finance — 1.4%
759	American Express Co. (m)	39,240

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Diversified Financial Services— 3.1%
5,270	Bank of America Corp.	57,759
726	Citigroup, Inc.	30,231

		87,990

	Insurance — 4.4%
390	ACE Ltd., (Switzerland)	25,670
490	Aflac, Inc. (m)	22,873
780	MetLife, Inc.	34,219
650	Prudential Financial, Inc.	41,333

		124,095

	Total Financials	473,200

Health Care — 14.2%
	Biotechnology — 2.6%
400	Biogen Idec, Inc. (a)	42,768
520	Celgene Corp. (a)	31,367

		74,135

	Health Care Equipment & Supplies — 1.0%
510	Covidien plc, (Ireland)	27,147

	Health Care Providers & Services — 2.2%
840	UnitedHealth Group, Inc.	43,327
230	WellPoint, Inc.	18,117

		61,444

	Life Sciences Tools & Services — 1.6%
700	Thermo Fisher Scientific, Inc. (a)	45,073

	Pharmaceuticals — 6.8%
740	Abbott Laboratories (m)	38,939
430	Johnson & Johnson	28,603
2,031	Merck & Co., Inc.	71,674
2,560	Pfizer, Inc.	52,736

		191,952

	Total Health Care	399,751

Industrials — 9.5%
	Aerospace & Defense — 3.8%
770	Honeywell International, Inc.	45,884
680	United Technologies Corp.	60,187

		106,071

	Industrial Conglomerates — 1.8%
150	3M Co.	14,228
730	Tyco International Ltd., (Switzerland)	36,084

		50,312

	Machinery — 0.8%
470	PACCAR, Inc.	24,012

	Road & Rail — 3.1%
1,710	CSX Corp.	44,836
400	Union Pacific Corp.	41,760

		86,596

	Total Industrials	266,991

Information Technology — 10.1%
	Communications Equipment — 2.2%
880	Cisco Systems, Inc.	13,737
850	QUALCOMM, Inc.	48,271

		62,008

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Computers & Peripherals — 1.2%
60	Apple, Inc. (a)	20,140
530	EMC Corp. (a)	14,602

		34,742

	Electronic Equipment, Instruments & Components — 1.6%
1,180	TE Connectivity Ltd., (Switzerland)	43,377

	IT Services — 1.0%
170	International Business Machines Corp.	29,163

	Semiconductors & Semiconductor Equipment — 0.5%
300	Lam Research Corp. (a)	13,284

	Software — 3.6%
2,542	Microsoft Corp.	66,092
1,080	Oracle Corp.	35,543

		101,635

	Total Information Technology	284,209

Materials — 4.3%
	Chemicals — 3.7%
190	Air Products & Chemicals, Inc. (m)	18,160
470	Celanese Corp., Class A	25,056
870	Dow Chemical Co. (The)	31,320
540	E.I. du Pont de Nemours & Co.	29,187

		103,723

	Metals & Mining — 0.6%
1,000	Alcoa, Inc. (m)	15,860

	Total Materials	119,583

Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 2.4%
1,840	Verizon Communications, Inc.	68,503

	Wireless Telecommunication Services — 0.6%
2,930	Sprint Nextel Corp. (a)	15,793

	Total Telecommunication Services	84,296

Utilities — 3.9%
	Electric Utilities — 1.4%
690	NextEra Energy, Inc.	39,647

	Multi-Utilities — 2.5%
730	PG&E Corp.	30,682
720	Sempra Energy	38,074

		68,756

	Total Utilities	108,403

	Total Common Stocks (Cost $2,124,954)	2,598,818

NUMBER OF CONTRACTS
Options Purchased — 0.3%
	Options — 0.3%
	Call Options Purchased — 0.1%
4	Aflac, Inc., Expiring 01/21/12 @ $65.00, American Style (a)	84

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE ($)
	Call Options Purchased — Continued
13	General Electric Co., Expiring 01/21/12 @ $17.50, American Style (a)	2,717

		2,801

	Put Options Purchased — 0.2%
2	Apache Corp., Expiring 01/21/12 @ $105.00, American Style (a)	980
2	Celgene Corp., Expiring 01/21/12 @ $50.00, American Style (a)	320
6	CSX Corp., Expiring 01/21/12 @ $23.33, American Style (a)	642
5	General Motors Co., Expiring 9/17/11 @ $30.00, American Style (a)	765
8	Home Depot, Inc., Expiring 01/21/12 @ $30.00, American Style (a)	744
4	J.C. Penney Co., Inc., Expiring 01/21/12 @ $40.00, American Style (a)	1,212
1	Union Pacific Corp., Expiring 01/21/12 @ $85.00, American Style (a)	236

		4,899

	Total Options Purchased (Cost $15,906)	7,700

SHARES
Preferred Stocks — 1.9%
Consumer Discretionary — 0.5%
	Automobiles — 0.5%
310	General Motors Co., Series B, 4.750%, 12/01/13, ADR	15,110

Financials — 1.1%
	Diversified Financial Services — 1.1%
260	Citigroup, Inc., 7.500%, 12/15/12, ADR	31,239

Industrials — 0.3%
	Machinery — 0.3%
60	Stanley Black & Decker, Inc., 4.750%, 11/17/15	7,300

	Total Preferred Stocks (Cost $47,982)	53,649

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 0.8%
	Investment Company — 0.8%
23,324	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $23,324)	23,324

	Total Investments — 95.5% (Cost $2,212,166)	2,683,491
	Other Assets in Excess of Liabilities — 4.5%	125,541

	NET ASSETS — 100.0%	$2,809,032

Percentages indicated are based on net assets.

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
Aflac, Inc., American Style	$45.00	01/21/12	4	$(1,500)
Apache Corp., American Style	90.00	01/21/12	4	(764)
Celgene Corp., American Style	42.50	01/21/12	4	(300)
CSX Corp., American Style	20.83	01/21/12	12	(864)
General Motors Co., American Style	27.00	09/17/11	10	(550)
J.C. Penney Co., Inc., American Style	35.00	01/21/12	8	(1,280)
Monsanto Co., American Style	70.00	01/21/12	3	(1,638)
Regionals Financial Corp., American Style	5.00	08/20/11	1	(8)

(Premiums received of $12,096.)				$(6,904)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

ADR — American Depositary Receipt

(a)	Non-income producing security.
(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of June 30, 2011.
(m)	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

Value Discovery Fund
ASSETS:
Investments in non-affiliates, at value	$2,660,167
Investments in affiliates, at value	23,324

Total investment securities, at value	2,683,491
Restricted cash	181,125
Receivables:
Interest and dividends	3,171
Due from Advisor (See Note 3.F.)	5,301
Due from Administrator	45

Total Assets	2,873,133

LIABILITIES:
Payables:
Outstanding options written, at fair value	6,904
Accrued liabilities:
Shareholder servicing fees	445
Distribution fees	73
Custodian and accounting fees	13,176
Trustees’ and Chief Compliance Officer’s fees	3
Audit fees	35,018
Other	8,482

Total Liabilities	64,101

Net Assets	$2,809,032

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

Value Discovery Fund
NET ASSETS:
Paid in capital	$3,102,434
Accumulated undistributed net investment income	993
Accumulated net realized gains (losses)	(770,912)
Net unrealized appreciation (depreciation)	476,517

Total Net Assets	$2,809,032

Net Assets:
Class A	$92,867
Class C	91,146
Class R5	23,613
Select Class	2,601,406

Total	$2,809,032

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,928
Class C	6,802
Class R5	1,761
Select Class	194,053
Net asset value:
Class A - Redemption price per share	$13.40
Class C - Offering price per share (a)	13.40
Class R5 - Offering and redemption price per share	13.41
Select Class - Offering and redemption price per share	13.41
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.14

Cost of investments in non-affiliates	$2,188,842
Cost of investments in affiliates	23,324
Premiums received from options written	12,096

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

Value Discovery Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$114
Dividend income from non-affiliates	52,407
Dividend income from affiliates	156

Total investment income	52,677

EXPENSES:
Investment advisory fees	16,852
Administration fees	2,333
Distribution fees:
Class A	215
Class C	633
Shareholder servicing fees:
Class A	215
Class C	211
Class R5	11
Select Class	6,001
Custodian and accounting fees	29,829
Professional fees	52,759
Trustees’ and Chief Compliance Officer’s fees	7
Printing and mailing costs	8,720
Registration and filing fees	522
Transfer agent fees	2,334
Other	5,677

Total expenses	126,319

Less amounts waived	(20,481)
Less earnings credits	(9)
Less expense reimbursements	(80,395)

Net expenses	25,434

Net investment income (loss)	27,243

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	116,482
Options written	23,731

Net realized gain (loss)	140,213

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	467,970
Options written	14,066

Change in net unrealized appreciation (depreciation)	482,036

Net realized/unrealized gains (losses)	622,249

Change in net assets resulting from operations	$649,492

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Value Discovery Fund
	Year Ended	Year Ended
	6/30/2011	6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,243	$22,297
Net realized gain (loss)	140,213	201,549
Change in net unrealized appreciation (depreciation)	482,036	63,770

Change in net assets resulting from operations	649,492	287,616

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(693)	(580)
Class C
From net investment income	(274)	(210)
Class R5
From net investment income	(270)	(230)
Select Class
From net investment income	(25,181)	(21,307)

Total distributions to shareholders	(26,418)	(22,327)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	26,418	22,327

NET ASSETS:
Change in net assets	649,492	287,616
Beginning of period	2,159,540	1,871,924

End of period	$2,809,032	$2,159,540

Accumulated undistributed net investment income	$993	$168

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Value Discovery Fund
	Year Ended	Year Ended
	6/30/2011	6/30/2010
CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	$693	$580

Change in net assets from Class A capital transactions	$693	$580

Class C
Dividends and distributions reinvested	$274	$210

Change in net assets from Class C capital transactions	$274	$210

Class R5
Dividends and distributions reinvested	$270	$230

Change in net assets from Class R5 capital transactions	$270	$230

Select Class
Dividends and distributions reinvested	$25,181	$21,307

Change in net assets from Select Class capital transactions	$25,181	$21,307

Total change in net assets from capital transactions	$26,418	$22,327

SHARE TRANSACTIONS:
Class A
Reinvested	54	54

Change in Class A Shares	54	54

Class C
Reinvested	22	18

Change in Class C Shares	22	18

Class R5
Reinvested	21	20

Change in Class R5 Shares	21	20

Select Class
Reinvested	1,984	1,933

Change in Select Class Shares	1,984	1,933

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimburse- ments and earnings credits	Portfolio turnover rate (b)
Value Discovery Fund
Class A
Year Ended June 30, 2011	$10.41	$0.10	$2.99	$3.09	$(0.10)	$13.40	29.75%	$93	1.20%		0.83%	5.09%	54%
Year Ended June 30, 2010	9.11	0.08	1.30	1.38	(0.08)	10.41	15.15	72	1.20		0.76	5.81	60
Year Ended June 30, 2009	11.94	0.15	(2.83)	(2.68)	(0.15)	9.11	(22.40)	62	1.20		1.57	8.20	85
September 28, 2007(e) through June 30, 2008	15.00	0.08	(3.07)	(2.99)	(0.07)	11.94	(19.92)	80	1.20	(f)	0.79	7.07	42
Class C
Year Ended June 30, 2011	10.41	0.04	2.99	3.03	(0.04)	13.40	29.14	91	1.70		0.33	5.59	54
Year Ended June 30, 2010	9.11	0.03	1.30	1.33	(0.03)	10.41	14.59	71	1.70		0.26	6.31	60
Year Ended June 30, 2009	11.94	0.10	(2.82)	(2.72)	(0.11)	9.11	(22.79)	62	1.70		1.07	8.69	85
September 28, 2007(e) through June 30, 2008	15.00	0.03	(3.06)	(3.03)	(0.03)	11.94	(20.23)	80	1.70	(f)	0.29	7.57	42
Class R5
Year Ended June 30, 2011	10.41	0.16	2.99	3.15	(0.15)	13.41	30.39	24	0.75		1.28	4.64	54
Year Ended June 30, 2010	9.11	0.13	1.30	1.43	(0.13)	10.41	15.66	18	0.75		1.22	5.36	60
Year Ended June 30, 2009	11.93	0.18	(2.81)	(2.63)	(0.19)	9.11	(21.99)	16	0.75		2.02	7.75	85
September 28, 2007(e) through June 30, 2008	15.00	0.12	(3.07)	(2.95)	(0.12)	11.93	(19.70)	20	0.75	(f)	1.25	6.61	42
Select Class
Year Ended June 30, 2011	10.41	0.13	3.00	3.13	(0.13)	13.41	30.15	2,601	0.95		1.08	4.84	54
Year Ended June 30, 2010	9.11	0.11	1.30	1.41	(0.11)	10.41	15.43	1,999	0.95		1.01	5.56	60
Year Ended June 30, 2009	11.94	0.17	(2.83)	(2.66)	(0.17)	9.11	(22.21)	1,732	0.95		1.82	7.95	85
September 28, 2007(e) through June 30, 2008	15.00	0.10	(3.06)	(2.96)	(0.10)	11.94	(19.76)	2,226	0.95	(f)	1.05	6.81	42

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Includes earnings credits of 0.11%.

SEE NOTES TO FINANCIAL STATEMENTS.

15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Value Discovery Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Effective August 5, 2011 the Fund became a diversified investment company under the 1940 Act.

Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and

16

other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

		Level 2	Level 3
	Level 1	Other significant	Significant
	Quoted prices	observable inputs	unobservable inputs	Total
Total Investments in Securities #	$2,637,142	$46,349	$—	$2,683,491

Liabilities
Put Options Written	(6,904)	—	—	(6,904)

Total Liabilities	$(6,904)	$—	$—	$(6,904)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of preferred stocks. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

B. Options — The Fund purchases and sells (“writes”) put and call options on various instruments including futures contracts or securities to enhance returns, protect its value, and to manage its risk profile; the use of these options exposes the Fund to equity price risk. A purchaser of a put option has the right, but

17

not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. The Fund is subject to the risk that changes in the value of the option may not correlate perfectly with the underlying asset.

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security. Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in written options during the year ended June 30, 2011 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2010	202	$19,524
Options written	324	33,505
Options expired	—	—
Options terminated in closing purchase transactions	(480)	(40,933)

Options outstanding at June 30, 2011	46	$12,096

The table below discloses the volume of the Fund’s options activities during the year ended June 30, 2011:

Exchange-Traded Options:
Average Number of Contracts Purchased	45
Average Number of Contracts Written	91
Ending Number of Contracts Purchased	45
Ending Number of Contracts Written	46

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

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D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

19

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.20%	1.70%	0.75%	0.95%

The contractual expense limitation agreements were in effect for the year ended June 30, 2011. The expense limitation percentages in the table above are in place until at least October 31, 2011.

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For the year ended June 30, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$16,852	$2,333	$1,296	$20,481	$80,395

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees it charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2011 was less than $1.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended June 30, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,345,896	$1,355,020

During the year ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

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5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows:

	Gross	Gross	Net Unrealized
Aggregate	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$2,254,080	$484,919	$55,508	$429,411

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to constructive sales remaining and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$26,418	$26,418

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$22,327	$22,327

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current
Distributable Long
Current	Term Capital Gain
Distributable	or (Tax Basis	Unrealized
Ordinary	Capital Loss	Appreciation
Income	Carryover)	(Depreciation)
$1,008	$(729,001)	$434,603

The cumulative timing differences primarily consist of trustee deferred compensation, constructive sales remaining and wash sale loss deferrals.

As of June 30, 2011, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	2018	Total
$315,199	$413,802	$729,001

During the year ended June 30, 2011, the Fund utilized capital loss carryforwards of $132,678.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Fund after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

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6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Advisor. Once the Fund’s shares are sold to the public, the Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and Shareholders of JPMorgan Value Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Discovery Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods beginning September 28, 2007 (commencement of operations) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

24

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

		Number of
Name (Year of Birth);		Portfolios in Fund	Other Directorships Held
Positions With	Principal Occupations	Complex Overseen	Outside Fund Complex
the Fund (1)	During Past 5 Years	by Trustee (2)	During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

25

TRUSTEES

(Unaudited) (continued)

		Number of
Name (Year of Birth);		Portfolios in Fund	Other Directorships Held
Positions With	Principal Occupations	Complex Overseen	Outside Fund Complex
the Fund (1)	During Past 5 Years	by Trustee (2)	During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

			Expenses Paid
	Beginning	Ending	During January 1,	Annualized
	Account Value,	Account Value,	2011 to June 30,	Expense
	January 1, 2011	June 30, 2011	2011*	Ratio
Value Discovery Fund
Class A
Actual	$1,000.00	$1,048.90	$6.10	1.20%
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class C
Actual	1,000.00	1,046.50	8.63	1.70
Hypothetical	1,000.00	1,016.36	8.50	1.70
Class R5
Actual	1,000.00	1,051.90	3.82	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	1,050.90	4.83	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

28

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. $26,418 of ordinary income distributions was treated as qualified dividends.

29

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account balances

•     transaction history and account transactions

•     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes –	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For marketing purposes —	Yes	No
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes —	No	We don’t share
information about your transactions and experiences

For our affiliates’ everyday business purposes —	No	We don’t share
information about your creditworthiness

For nonaffiliates to market to you	No	We don’t share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you: • open an account or provide contact information

• give us your account information or pay us by check

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Specialty

Funds

Annual Report

June 30, 2011

JPMorgan Alternative Strategies Fund

JPMorgan Alternative Strategies Fund

Annual Report

June 30, 2011

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

August 8, 2011

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5% . For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Quote “Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given

1

these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy—including strong corporate balance sheets and valuations—present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
CEO-Investment Management Americas J.P. Morgan Asset Management

2

JPMorgan Alternative Strategies Fund

Fund Commentary

Twelve Months Ended June 30, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	2.56%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.16%
Net Assets as of 6/30/2011	$10,257,377

INVESTMENT OBJECTIVE**

The JPMorgan Alternative Strategies Fund (the “Fund”) seeks to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets.

HOW DID THE MARKET PERFORM?

During the reporting period, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period, but stocks in most of the world’s capital markets still finished with gains.

U.S. stocks outperformed international and emerging markets stocks during the reporting period. Among U.S. stocks, small-and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across asset classes. Commodities also performed well during the reporting period, supported by robust demand. Given investors’ increasing appetite for risk, fixed income securities underperformed stocks. Emerging markets debt securities and high yield bonds (also known as “junk bonds”) were relatively strong during the reporting period, but still underperformed stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the reporting period, the Fund allocated its assets into underlying funds that used: market neutral strategies, defensive non-traditional investments and aggressive non-traditional investments. The underlying funds in which the Fund invested included exchange traded funds (ETFs) and J.P. Morgan mutual funds.

The Fund’s defensive non-traditional investments included underlying J.P. Morgan funds with inflation-protection strategies. This allocation contributed to the Fund’s return as inflation, as measured by the consumer price index for all urban investors, increased during the reporting period. The Fund’s aggressive non-traditional investments included investments in underlying funds that invest in high yield bonds, emerging market debt securities, commodities, real estate securities and stocks. This segment contributed to the Fund’s performance as each of these asset classes posted positive returns during the reporting period.

Several of the Fund’s investments in underlying market neutral funds faced challenging trading environments as stock price movements were highly correlated, particularly in the beginning of the reporting period. As a result, the Fund’s market neutral investments detracted from the Fund’s return.

HOW WAS THE FUND POSITIONED?

The Fund invested in a broad range of alternative asset classes and strategies, which typically have a low correlation to the performance of the broad U.S. stock and bond markets. The Fund’s portfolio managers sought to limit volatility in the overall portfolio by controlling the effect of any one asset class or strategy and to provide enhanced risk-adjusted returns. The Fund attempted to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate securities.

3

TOP TEN HOLDINGS OF THE PORTFOLIO***
1. JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	18.8%
2. JPMorgan Research Market Neutral Fund, Select Class Shares	18.6
3. Highbridge Statistical Market Neutral Fund, Select Class Shares	18.5
4. JPMorgan Inflation Managed Bond Fund, Select Class Shares	14.7
5. U.S. Treasury Note, 0.625%, 07/31/12	4.7
6. U.S. Treasury Bond, 9.875%, 11/15/15	2.9
7. PowerShares Emerging Markets Infrastructure Portfolio	2.3
8. JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	2.2
9. ProShares Ultra Gold	1.9
10. Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	1.2

PORTFOLIO COMPOSITION BY ASSET CLASS***
Alternative Assets	60.6%
Fixed Income	17.3
U.S. Treasury Obligations	7.7
Money Market	6.2
U.S. Equity	6.0
International Equity	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.

4

JPMorgan Alternative Strategies Fund

TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	7/1/10
Without Sales Charge		2.31%
With Sales Charge*		(2.31)
CLASS C SHARES	7/1/10
Without CDSC		1.80
With CDSC**		(0.80)
CLASS R5 SHARES	7/1/10	2.78
SELECT CLASS SHARES	7/1/10	2.56

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

JPMorgan Alternative Strategies Fund

The Fund commenced operations on July 1, 2010.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Alternative Strategies Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Consumer Price Index for All Urban Consumers-Seasonally Adjusted, S&P 500 Index and the Barclays Capital U.S. Aggregate Index from July 1, 2010 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index and Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Consumer Price Index (CPI) for All Urban Consumers - Seasonally Adjusted of the Bureau of Labor Statistics (BLS) is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climactic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 3.3%
Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
34	Copano Energy LLC	1,163
41	Kinder Morgan Management LLC (a)	2,689
76	Linn Energy LLC	2,970
19	NuStar GP Holdings LLC	684

	Total Energy	7,506

Industrials — 0.8%
	Machinery — 0.8%
890	Bucyrus International, Inc.	81,577

Information Technology — 1.6%
	Semiconductors & Semiconductor Equipment — 1.6%
3,700	National Semiconductor Corp.	91,057
1,250	Varian Semiconductor Equipment Associates, Inc. (a)	76,800

	Total Information Technology	167,857

	Materials — 0.8%
	Chemicals — 0.8%
600	Lubrizol Corp.	80,562

	Total Common Stocks (Cost $332,149)	337,502

Master Limited Partnerships — 0.6%
Energy — 0.6%
	Oil, Gas & Consumable Fuels — 0.6%
6	Alliance Holdings GP LP	299
9	Alliance Resource Partners LP	697
34	Boardwalk Pipeline Partners LP	987
31	Buckeye Partners LP	2,001
11	DCP Midstream Partners LP	451
11	Duncan Energy Partners LP	476
27	El Paso Pipeline Partners LP	938
78	Enbridge Energy Partners LP	2,345
61	Energy Transfer Equity LP	2,743
66	Energy Transfer Partners LP	3,225
257	Enterprise Products Partners LP	11,105
34	Inergy LP	1,202
103	Kinder Morgan Energy Partners LP	7,478
56	Magellan Midstream Partners LP	3,345
37	MarkWest Energy Partners LP	1,785
21	Natural Resource Partners LP	697
27	NuStar Energy LP	1,747
31	ONEOK Partners LP	2,644
6	Penn Virginia Resource Partners LP	162
59	Plains All American Pipeline LP	3,776
49	Regency Energy Partners LP	1,267
10	Spectra Energy Partners LP	318
11	Sunoco Logistics Partners LP	948
30	Targa Resources Partners LP	1,068
16	TC Pipelines LP	764
6	Teekay LNG Partners LP, (Bahamas)	222

SHARES	SECURITY DESCRIPTION	VALUE($)
	Oil, Gas & Consumable Fuels — Continued
16	Western Gas Partners LP	569
29	Williams Partners LP	1,571

	Total Energy	54,830

Utilities — 0.0% (g)
	Gas Utilities — 0.0% (g)
16	Amerigas Partners LP	720
24	Ferrellgas Partners LP	542
17	Suburban Propane Partners LP	889

	Total Utilities	2,151

	Total Master Limited Partnerships (Cost $49,329)	56,981

	Investment Companies — 83.0%
	Alternative Assets — 61.2%
6,113	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a) (b)	120,417
124,670	Highbridge Statistical Market Neutral Fund, Select Class Shares (a) (b)	1,917,422
6,441	JPMorgan Global Natural Resources Fund, Select Class Shares (a) (b)	100,280
195,751	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a) (b)	1,939,893
6,678	JPMorgan Realty Income Fund, Institutional Class Shares (b)	69,454
126,672	JPMorgan Research Market Neutral Fund, Select Class Shares (a) (b)	1,927,946
2,562	ProShares Ultra Gold (a)	196,711

	Total Alternative Assets	6,272,123

	Fixed Income — 17.3%
6,541	JPMorgan Credit Opportunities Fund, Select Class Shares (b)	66,648
8,332	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	68,242
7,962	JPMorgan High Yield Fund, Select Class Shares (b)	65,289
144,328	JPMorgan Inflation Managed Bond Fund, Select Class Shares (b)	1,521,218
5,469	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	65,185

	Total Fixed Income	1,786,582

International Equity — 2.3%
4,403	PowerShares Emerging Markets Infrastructure Portfolio	233,931

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — Continued
U.S. Equity — 2.2%
10,470	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	224,064

	Total Investment Companies (Cost $8,351,636)	8,516,700

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 7.7%
224,000	U.S. Treasury Bond, 9.875%, 11/15/15	304,220
487,000	U.S. Treasury Note, 0.625%, 07/31/12	488,997

	Total U.S. Treasury Obligations (Cost $786,597)	793,217

SHARES
Short-Term Investment — 6.2%
	Investment Company — 6.2%
639,703	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $639,703)	639,703

	Total Investments — 100.8% (Cost $10,159,414)	10,344,103
	Liabilities in Excess of Other Assets — (0.8)%	(86,726)

	NET ASSETS — 100.0%	$10,257,377

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	Non-income producing security.
(b)	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	Amount rounds to less than 0.1%.
(l)	The rate shown is the current yield as of June 30, 2011.
(m)	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

Alternative Strategies Fund
ASSETS:
Investments in non-affiliates, at value	$1,618,342
Investments in affiliates, at value	8,725,761

Total investment securities, at value	10,344,103
Receivables:
Interest and dividends	8,178
Due from Advisor	32,788
Due from Administrator	17
Prepaid expenses and other assets	15,908

Total Assets	10,400,994

LIABILITIES:
Payables:
Investment securities purchased	84,670
Accrued liabilities:
Shareholder servicing fees	3,959
Distribution fees	42
Custodian and accounting fees	10,308
Trustees’ and Chief Compliance Officer’s fees	77
Audit fees	39,240
Other	5,321

Total Liabilities	143,617

Net Assets	$10,257,377

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

Alternative Strategies Fund
NET ASSETS:
Paid in capital	$10,021,843
Accumulated undistributed (distributions in excess of) net investment income	6,346
Accumulated net realized gains (losses)	44,499
Net unrealized appreciation (depreciation)	184,689

Total Net Assets	$10,257,377

Net Assets:
Class A	$51,162
Class C	50,907
Class R5	51,391
Select Class	10,103,917

Total	$10,257,377

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,337
Class C	3,335
Class R5	3,346
Select Class	658,100
Net asset value:
Class A - Redemption price per share	$15.33
Class C - Offering price per share (a)	15.26
Class R5 - Offering and redemption price per share	15.36
Select Class - Offering and redemption price per share	15.35
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.05

Cost of investments in non-affiliates	$1,530,859
Cost of investments in affiliates	8,628,555

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

Alternative Strategies Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$12,896
Dividend income from non-affiliates	6,972
Dividend income from affiliates	38,726

Total investment income	58,594

EXPENSES:
Investment advisory fees	40,399
Administration fees	9,097
Distribution fees:
Class A	126
Class C	377
Shareholder servicing fees:
Class A	126
Class C	125
Class R5	26
Select Class	24,871
Custodian and accounting fees	31,214
Professional fees	115,379
Trustees’ and Chief Compliance Officer’s fees	103
Printing and mailing costs	33,865
Registration and filing fees	66,642
Transfer agent fees	6,121
Other	7,917

Total expenses	336,388

Less amounts waived	(54,548)
Less earnings credits	(49)
Less expense reimbursements	(238,745)

Net expenses	43,046

Net investment income (loss)	15,548

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,819
Investments in affiliates	36,889

Net realized gain (loss)	49,708

Distributions of realized gains by investment company affiliates	7,432

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	87,483
Investments in affiliates	97,206

Change in net unrealized appreciation (depreciation)	184,689

Net realized/unrealized gains (losses)	241,829

Change in net assets resulting from operations	$257,377

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Alternative Strategies Fund
Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,548
Net realized gain (loss)	49,708
Distributions of realized gains by investment company affiliates	7,432
Change in net unrealized appreciation (depreciation)	184,689

Change in net assets resulting from operations	257,377

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(23)
From net realized gains	(32)
Class C
From net investment income	— (a)
From net realized gains	(32)
Class R5
From net investment income	(155)
From net realized gains	(32)
Select Class
From net investment income	(15,465)
From net realized gains	(6,226)

Total distributions to shareholders	(21,965)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	10,021,965

NET ASSETS:
Change in net assets	10,257,377
Beginning of period	—

End of period	$10,257,377

Accumulated undistributed (distributions in excess of) net investment income	$6,346

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Alternative Strategies Fund
Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	55

Change in net assets from Class A capital transactions	$50,055

Class C
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	32

Change in net assets from Class C capital transactions	$50,032

Class R5
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	187

Change in net assets from Class R5 capital transactions	$50,187

Select Class
Proceeds from shares issued	$9,850,000
Dividends and distributions reinvested	21,691

Change in net assets from Select Class capital transactions	$9,871,691

Total change in net assets from capital transactions	$10,021,965

SHARE TRANSACTIONS:
Class A
Issued	3,333
Reinvested	4

Change in Class A Shares	3,337

Class C
Issued	3,333
Reinvested	2

Change in Class C Shares	3,335

Class R5
Issued	3,333
Reinvested	13

Change in Class R5 Shares	3,346

Select Class
Issued	656,667
Reinvested	1,433

Change in Select Class Shares	658,100

SEE NOTES TO FINANCIAL STATEMENTS.

13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimburse- ments and earnings credits(c)	Portfolio turnover rate
Alternative Strategies Fund
Class A
July 1, 2010 (e) through June 30, 2011	$15.00	$(0.01)	$0.36	$0.35	$(0.01)	$(0.01)	$(0.02)	$15.33	2.31%	$51	0.67%	(0.09)%	3.58%	73%
Class C
July 1, 2010 (e) through June 30, 2011	15.00	(0.09)	0.36	0.27	— (f)	(0.01)	(0.01)	15.26	1.80	51	1.17	(0.59)	4.07	73
Class R5
July 1, 2010 (e) through June 30, 2011	15.00	0.05	0.37	0.42	(0.05)	(0.01)	(0.06)	15.36	2.78	51	0.22	0.36	3.12	73
Select Class
July 1, 2010 (e) through June 30, 2011	15.00	0.02	0.36	0.38	(0.02)	(0.01)	(0.03)	15.35	2.56	10,104	0.42	0.16	3.33	73

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Represents only expenses of the Fund, not Underlying Funds (including J.P. Morgan Funds, other open-end investment companies and Exchange Traded Funds).
(d)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(e)	Commencement of operations.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

14

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Alternative Strategies Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The Fund commenced operations on July 1, 2010. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s current day closing net asset value per share. Securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon

15

current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$9,550,886	$793,217	$—	$10,344,103

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of U.S. Treasury Obligations. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

16

B. Transactions with Affiliates — The Fund invests in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers:

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010*	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$—	$412,031	$342,731	$29,193	$—	6,113	$120,417
Highbridge Statistical Market Neutral Fund, Select Class Shares	—	2,551,600	619,000	(9,084)	—	124,670	1,917,422
JPMorgan Credit Opportunities Fund, Select Class Shares	—	66,520	—	—	520	6,541	66,648
JPMorgan Emerging Markets Debt Fund, Select Class Shares	—	144,401	82,900	3,366	4,401	8,332	68,242
JPMorgan Global Natural Resources Fund, Select Class Shares	—	254,400	157,700	2,127	—	6,441	100,280
JPMorgan High Yield Fund, Select Class Shares	—	213,090	154,070	3,974	6,920	7,962	65,289
JPMorgan Inflation Managed Bond Fund, Select Class Shares	—	1,493,011	27,683	5,616	22,328	144,328	1,521,218
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	—	2,821,400	900,000	(5,243)	—	195,751	1,939,893
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	14,944,846	14,305,143	—	695	639,703	639,703
JPMorgan Realty Income Fund, Institutional Class Shares	—	134,452	88,200	10,282	1,452	6,678	69,454
JPMorgan Research Market Neutral Fund, Select Class Shares	—	2,564,700	618,000	536	—	126,672	1,927,946
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	—	148,458	85,848	1,380	2,410	5,469	65,185
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	—	603,600	387,000	2,174	—	10,470	224,064

Total	$—			$44,321	$38,726		$8,725,761

*	Fund commenced operations on July 1, 2010.

C. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statement of Operations.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses

17

directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund invests in other J.P. Morgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
$(122)	$6,441	$(6,319)

The reclassifications for the Fund relate primarily to distributions received from investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate was 0.09% of the Fund’s average daily net assets.

18

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund and Underlying Funds (excluding dividend expense related to short sales incurred by the Fund and any Underlying Fund, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.75%	2.25%	1.30%	1.50%

The contractual expense limitation agreement was in effect for the year ended June 30, 2011.

19

Effective July 1, 2011, the contractual expense agreement was amended to provide that the Fund’s Advisor, Administrator and Distributor would contractually agree to waive fees and/or reimburse expenses to the extent that the total annual operating expenses of the Fund and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentage of the Fund’s respective average daily net assets as shown in the table above. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011.

For the year ended June 30, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$40,399	$9,097	$5,052	$54,548	$238,745

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended June 30, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$14,084,798	$5,445,666	$2,478,606	$1,630,858

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$10,170,271	$200,803	$26,971	$173,832

20

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$21,965	$21,965

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amount in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$60,595	$1,113	$173,832

The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Fund after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

21

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in other Funds (the “Underlying Funds”), the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the affiliated Underlying Funds and Exchange Traded Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund’s shares are currently held by the Fund’s Advisor. Once the Fund’s shares are sold to the public, the Fund’s Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and Shareholders of JPMorgan Alternative Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Alternative Strategies Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations, and the changes in its net assets and the financial highlights for the period July 1, 2010 (commencement of operations) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2011 by correspondence with the transfer agent, custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

23

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

24

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

25

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

26

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Alternative Strategies Fund
Class A
Actual	$1,000.00	$1,014.60	$3.70	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class C
Actual	1,000.00	1,012.60	6.19	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R5
Actual	1,000.00	1,017.30	1.45	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Select Class
Actual	1,000.00	1,016.20	2.45	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

27

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

6.68% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. $21,965 of ordinary income distributions was treated as qualified dividends.

Treasury Income

The Fund had 33.60% of income earned from direct U.S. Treasury Obligations for the fiscal year ended June 30, 2011.

28

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account balances

•     transaction history and account transactions

•     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

•     open an account or provide contact information

•     give us your account information or pay us by check

•     make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes – information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Annual Report

JPMorgan Access Funds

June 30, 2011

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell

Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

During the reporting period, investor sentiment was supported by strong corporate earnings, renewed mergers and acquisitions activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. In the second half of the reporting period, concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence but stocks in most of the world’s capital markets still finished with gains.

Regionally, U.S. stocks outperformed international and emerging markets stocks. Among U.S. stocks, small-and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across asset classes. Commodities also performed well, supported by robust demand. Given investors’ increasing appetite for risk, fixed income securities underperformed stocks. Within fixed income, emerging markets debt securities and high yield bonds (also known as “junk bonds”) were relatively strong, but still underperformed equities.

2	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	16.26%
Barclays Capital U.S. Aggregate Index	3.90%
MSCI World Index	30.51%
Access Balanced Composite Benchmark	17.74%

Net Assets as of 6/30/2011	$1,281,173,481

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) outperformed the Barclays Capital U.S. Aggregate Index, its broad based fixed income benchmark, but underperformed the MSCI World Index, its broad based equity benchmark, for the twelve months ended June 30, 2011 as equities strongly outperformed fixed income securities.

The Fund underperformed its blended composite benchmark, which consists of the MSCI World Index (55%), the Barclays Capital U.S. Aggregate Index (35%), and the Citigroup 3-Month Treasury Bill Index (10%). The Fund’s relative performance versus the blended composite benchmark was hurt by the Fund’s tactical asset allocation in equities, particularly an underweight to European stocks, which performed strongly. An overweight allocation to global emerging markets helped the Fund’s relative performance. Among alternative investments, the Fund’s allocation to absolute-return oriented strategies hurt the Fund’s relative performance as these strategies faced a challenging investment environment. These relative losses were partially offset by strong performance from the Fund’s investments in equity REITs. Additionally, commodities offered strong performance as prospects of improving global growth spurred commodity demand. The Fund’s tactical asset allocation in fixed income contributed to relative performance, helped by the Fund’s underweight of core fixed income in favor of high yield bonds (also known as “junk bonds”).

To implement these tactical asset allocation decisions, the Fund invested in the mutual funds of the J.P. Morgan-affiliated investment companies, as well as third party investment companies, accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Among the actively managed underlying strategies, the J.P. Morgan Growth Advantage Fund outperformed its benchmark and was a strong contributor, while the large cap equity strategy managed by third party manager Fiduciary Management, Inc. underperformed its benchmark and detracted from performance.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Given the uncertainty surrounding the European debt crisis, the Fund lowered its overall equity exposure early in the reporting period. As the market environment appeared to stabilize in early 2011, the Fund began to redeploy assets into equities, favoring U.S. and emerging market stocks over European stocks. While the Fund’s portfolio managers maintained their long-term conviction in the underlying actively managed equity strategies, they acknowledged the challenging market environment facing these strategies as a result of highly correlated stock price movements. Accordingly, they lowered the Fund’s exposure to these strategies. In addition, the Fund utilized other financial instruments, such as structured notes, in an attempt to capture potential upside equity returns and to seek protection from downside risk.

In fixed income, the Fund’s portfolio managers favored high yield bonds, as corporate balance sheets remained strong and default expectations remained modest. The Fund also increased its exposure to foreign currency strategies and inflation-protection strategies. In alternatives, the Fund’s portfolio managers lowered the Fund’s exposure to market neutral strategies and increased the Fund’s exposure to commodities. The Fund also invested in liquid alternative strategies to help moderate volatility.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	7.5%
2.	JPMorgan Short Duration Bond Fund, Class R6 Shares	6.5
3.	JPMorgan Core Plus Bond Fund, Class R6 Shares	5.9
4.	Vanguard MSCI European ETF	5.4
5.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050%	4.4
6.	JPMorgan International Currency Income Fund, Select Class Shares	4.0
7.	JPMorgan Inflation Managed Bond Fund, Select Class Shares	3.9
8.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	3.0
9.	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	2.8
10.	JPMorgan Growth Advantage Fund, Select Class Shares	2.8

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	40.3%
U.S. Equity	27.5
International Equity	21.8
Alternative Assets	6.0
Money Market	4.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.
^	The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

4	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		15.93%	7.14%
With Sales Charge*		10.74	4.34
CLASS C SHARES	1/4/10
Without CDSC		15.34	6.68
With CDSC**		14.34	6.68
INSTITUTIONAL CLASS SHARES	9/30/09	16.43	7.59
SELECT CLASS SHARES	9/30/09	16.26	7.43

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	20.02%
MSCI World Index	30.51%
Barclays Capital U.S. Aggregate Index	3.90%
Access Growth Composite Benchmark	23.13%

Net Assets as of 6/30/2011	$975,744,714

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) outperformed the Barclays Capital U.S. Aggregate Index, its broad based fixed income benchmark, but underperformed the MSCI World Index, its broad based equity benchmark, for the twelve months ended June 30, 2011 as equities strongly outperformed fixed income securities.

The Fund underperformed its blended composite benchmark, which consists of the MSCI World Index (75%), the Barclays Capital U.S. Aggregate Index (15%) and the Citigroup 3-Month Treasury Bill Index (10%). The Fund’s relative performance versus the blended composite benchmark was hurt by the Fund’s tactical asset allocation in equities, particularly an underweight to European stocks, which performed strongly. An overweight allocation to global emerging markets helped the Fund’s relative performance. Among alternative investments, the Fund’s allocation to absolute-return oriented strategies hurt the Fund’s relative performance as these strategies faced a challenging investment environment. These relative losses were partially offset by strong performance from the Fund’s investments in equity REITs. Additionally, commodities offered strong performance, as prospects of improving global growth spurred commodity demand. The Fund’s tactical asset allocation in fixed income contributed to relative performance, helped by the Fund’s underweight of core fixed income in favor of high yield bonds (also known as “junk bonds”).

To implement these tactical asset allocation decisions, the Fund invested in the mutual funds of the J.P. Morgan-affiliated investment companies, as well as third party investment companies, accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Among the actively managed underlying strategies, the J.P. Morgan Growth Advantage Fund outperformed its benchmark and was a strong contributor, while the large cap equity strategy managed by third party manager Fiduciary Management, Inc. underperformed its benchmark and detracted from performance.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Given the uncertainty surrounding the European debt crisis, the Fund lowered its overall equity exposure early in the reporting period. As the market environment appeared to stabilize in early 2011, the Fund began to redeploy assets into equities, favoring U.S. and emerging market stocks over European stocks. While the Fund’s portfolio managers maintained their long-term conviction in the underlying actively managed equity strategies, they acknowledged the challenging market environment facing these strategies as a result of highly correlated stock price movements. Accordingly, they lowered the Fund’s exposure to these strategies. In addition, the Fund utilized other financial instruments, such as structured notes, in an attempt to capture potential upside equity returns and to seek protection from downside risk.

In fixed income, the Fund’s portfolio managers favored high yield bonds, as corporate balance sheets remained strong and default expectations remained modest. The Fund also increased its exposure to foreign currency strategies and inflation-protection strategies. In alternatives, the Fund’s portfolio managers lowered the Fund’s exposure to market neutral strategies and increased the Fund’s exposure to commodities. The Fund also invested in liquid alternative strategies to help moderate volatility.

6	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Vanguard MSCI European ETF	5.9%
2.	SPDR S&P 500 ETF Trust	5.5
3.	JPMorgan Growth Advantage Fund, Select Class Shares	5.5
4.	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	5.2
5.	Vanguard Mid-Cap ETF	4.5
6.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	4.2
7.	Vanguard MSCI Emerging Markets ETF	4.2
8.	JPMorgan High Yield Fund, Class R6 Shares	3.7
9.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050%	3.0
10.	JPMorgan International Currency Income Fund, Select Class Shares	3.0

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	37.2%
International Equity	31.9
Fixed Income	19.1
Alternative Assets	8.8
Money Market	3.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition is subject to change.
^	The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		19.69%	8.74%
With Sales Charge*		14.30	5.90
CLASS C SHARES	1/4/10
Without CDSC		19.09	8.27
With CDSC**		18.09	8.27
INSTITUTIONAL CLASS SHARES	9/30/09	20.20	9.18
SELECT CLASS SHARES	9/30/09	20.02	9.03

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 19.1%
	Consumer Discretionary — 2.1%
	Auto Components — 0.2%
8,828	Autoliv, Inc., (Sweden)	692,556
8,533	BorgWarner, Inc. (a)	689,381
9,860	Visteon Corp. (a)	674,523

		2,056,460

	Automobiles — 0.1%
1,384	Bayerische Motoren Werke AG, (Germany)	138,205
951	Daimler AG, (Germany)	71,716
22,300	Suzuki Motor Corp., (Japan)	502,677
5,300	Toyota Motor Corp., (Japan)	218,250
6,884	Winnebago Industries, Inc. (a)	66,499

		997,347

	Distributors — 0.0% (g)
62,000	Li & Fung Ltd., (Hong Kong)	123,919
5,600	Pool Corp.	166,936

		290,855

	Diversified Consumer Services — 0.0% (g)
1,130	Capella Education Co. (a)	47,291
1,720	DeVry, Inc.	101,703
5,921	Grand Canyon Education, Inc. (a)	83,960
940	Strayer Education, Inc.	118,806

		351,760

	Hotels, Restaurants & Leisure — 0.1%
11,010	Accor S.A., (France)	492,561
2,472	BJ’s Restaurants, Inc. (a)	129,434
6,310	Carnival Corp.	237,445
8,340	Ctrip.com International Ltd., (China), ADR (a)	359,288
4,100	International Game Technology	72,078
1,000	McDonald’s Corp.	84,320
488,000	NagaCorp. Ltd., (Cayman Islands)	119,561
26,000	Shangri-La Asia Ltd., (Hong Kong)	63,830
6,423	Texas Roadhouse, Inc.	112,627

		1,671,144

	Household Durables — 0.1%
3,450	D.R. Horton, Inc.	39,744
2,480	Harman International Industries, Inc.	113,014
2,190	Lennar Corp., Class A	39,749
1,400	Mohawk Industries, Inc. (a)	83,986
60	NVR, Inc. (a)	43,529
58,038	Oriental Weavers Co., (Egypt)	286,744
1,900	Toll Brothers, Inc. (a)	39,406

		646,172

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.0% (g)
36,230	Ocado Group plc, (United Kingdom) (a)	106,003

	Leisure Equipment & Products — 0.0% (g)
3,400	Hasbro, Inc.	149,362
5,800	Sankyo Co., Ltd., (Japan)	299,672

		449,034

	Media — 1.1%
16,500	Comcast Corp., Class A	418,110
6,900	Discovery Communications, Inc., Class A (a)	282,624
7,700	Discovery Communications, Inc., Class C (a)	281,435
11,408	E.W. Scripps Co., Class A (a)	110,315
32,400	Grupo Televisa S.A., (Mexico), ADR	797,040
10,500	Imax Corp., (Canada) (a)	340,515
54,284	Interpublic Group of Cos., Inc. (The)	678,550
12,690	Liberty Global, Inc., Class A (a)	571,558
29,900	McGraw-Hill Cos., Inc. (The)	1,253,109
48,000	Mediaset S.p.A., (Italy)	225,650
2,268	Morningstar, Inc.	137,849
6,100	National CineMedia, Inc.	103,151
6,500	New York Times Co. (The), Class A (a)	56,680
20,380	News Corp., Class A	360,726
2,950	Omnicom Group, Inc.	142,072
28,220	Reed Elsevier plc, (United Kingdom)	256,924
52,795	Regal Entertainment Group, Class A	652,018
4,200	Scripps Networks Interactive, Inc., Class A	205,296
3,690	SES S.A. FDR, (Luxembourg)	103,659
74,040	Societe Television Francaise 1, (France)	1,350,615
13,000	Television Broadcasts Ltd., (Hong Kong)	86,168
1,500	Time Warner Cable, Inc.	117,060
59,330	Time Warner, Inc.	2,157,832
215	TV Asahi Corp., (Japan)	325,885
24,970	Virgin Media, Inc.	747,352
15,560	Walt Disney Co. (The)	607,462
800	Washington Post Co. (The), Class B	335,160

		12,704,815

	Multiline Retail — 0.1%
106,910	Marks & Spencer Group plc, (United Kingdom)	619,753
44,530	Marks & Spencer Group plc, (United Kingdom), ADR	513,876
6,180	Nordstrom, Inc.	290,089
5,700	Target Corp.	267,387

		1,691,105

	Specialty Retail — 0.3%
4,631	Aaron’s, Inc.	130,872
17,950	Best Buy Co., Inc.	563,810

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — Continued
5,120	Dick’s Sporting Goods, Inc. (a)	196,864
161,100	Dixons Retail plc, (United Kingdom) (a)	43,515
7,000	Hennes & Mauritz AB, (Sweden), Class B	241,368
18,200	Lowe’s Cos., Inc.	424,242
4,087	Lumber Liquidators Holdings, Inc. (a)	103,810
2,600	O’Reilly Automotive, Inc. (a)	170,326
102,150	Staples, Inc.	1,613,969
6,350	Tiffany & Co.	498,602
5,700	Urban Outfitters, Inc. (a)	160,455

		4,147,833

	Textiles, Apparel & Luxury Goods — 0.1%
9,530	Adidas AG, (Germany)	755,554
743,000	China Hongxing Sports Ltd., (China)	69,564
1,776	Cie Financiere Richemont S.A., (Switzerland), Class A	116,387
4,500	Coach, Inc.	287,685

		1,229,190

	Total Consumer Discretionary	26,341,718

	Consumer Staples — 2.3%
	Beverages — 0.4%
13,310	Anheuser-Busch InBev N.V., (Belgium)	772,478
6,170	Coca-Cola Co. (The)	415,179
7,500	Diageo plc, (United Kingdom)	153,442
25,325	Diageo plc, (United Kingdom), ADR	2,073,358
10,350	Heineken N.V., (Netherlands)	622,935
3,700	PepsiCo, Inc.	260,591
3,419	Pernod-Ricard S.A., (France)	337,202

		4,635,185

	Food & Staples Retailing — 0.7%
24,050	Carrefour S.A., (France) (a)	988,685
1,000	Costco Wholesale Corp.	81,240
44,270	Koninklijke Ahold N.V., (Netherlands)	595,222
6,910	Kroger Co. (The)	171,368
40,135	Safeway, Inc.	937,955
60,275	Sysco Corp.	1,879,375
257,250	Tesco plc, (United Kingdom)	1,662,087
2,531	United Natural Foods, Inc. (a)	107,998
46,850	Wal-Mart Stores, Inc.	2,489,608
1,900	Whole Foods Market, Inc.	120,555

		9,034,093

	Food Products — 0.9%
13,000	Ajinomoto Co., Inc., (Japan)	154,334
9,165	Bunge Ltd.	631,927

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
22,177	Danone, (France)	1,655,583
9,200	General Mills, Inc.	342,424
3,020	H.J. Heinz Co.	160,906
2,600	Hershey Co. (The)	147,810
32,000	Kraft Foods, Inc., Class A	1,127,360
25,550	Nestle S.A., (Switzerland)	1,589,939
30,250	Nestle S.A., (Switzerland), ADR	1,886,994
36,000	Tingyi Cayman Islands Holding Corp., (China)	111,453
11,000	Toyo Suisan Kaisha Ltd., (Japan)	260,234
2,136	TreeHouse Foods, Inc. (a)	116,647
25,200	Tyson Foods, Inc., Class A	489,384
32,865	Unilever N.V., (Netherlands)	1,079,615
36,910	Unilever plc, (United Kingdom), ADR	1,195,515

		10,950,125

	Household Products — 0.2%
3,300	Church & Dwight Co., Inc.	133,782
1,350	Colgate-Palmolive Co.	118,004
18,950	Kimberly-Clark Corp.	1,261,312
1,300	Procter & Gamble Co. (The)	82,641
8,460	Reckitt Benckiser Group plc, (United Kingdom)	467,263

		2,063,002

	Personal Products — 0.1%
2,800	Avon Products, Inc.	78,400
7,880	Beiersdorf AG, (Germany)	511,976
3,600	Herbalife Ltd., (Cayman Islands)	207,504
2,225	L’Oreal S.A., (France)	288,747

		1,086,627

	Tobacco — 0.0% (g)
3,688	Imperial Tobacco Group plc, (United Kingdom)	122,783
3,500	Philip Morris International, Inc.	233,695

		356,478

	Total Consumer Staples	28,125,510

	Energy — 2.1%
	Energy Equipment & Services — 0.5%
2,306	Atwood Oceanics, Inc. (a)	101,764
5,660	Baker Hughes, Inc.	410,690
16,817	Cameron International Corp. (a)	845,727
26,910	Cie Generale de Geophysique-Veritas, (France) (a)	986,231
1,400	Core Laboratories N.V., (Netherlands)	156,156
3,005	Global Geophysical Services, Inc. (a)	53,489
4,000	Halliburton Co.	204,000

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy Equipment & Services — Continued
16,360	Petroleum Geo-Services ASA, (Norway) (a)	233,715
9,132	Precision Drilling Corp., (Canada) (a)	131,136
20,650	Schlumberger Ltd.	1,784,159
5,729	Seadrill Ltd., (Bermuda)	201,425
21,670	Trican Well Service Ltd., (Canada)	509,142
24,660	Weatherford International Ltd., (Switzerland) (a)	462,375

		6,080,009

	Oil, Gas & Consumable Fuels — 1.6%
8,315	Apache Corp.	1,025,988
30,430	Bankers Petroleum Ltd., (Canada) (a)	217,075
25,000	BG Group plc, (United Kingdom)	567,648
3,251	Bill Barrett Corp. (a)	150,684
86,960	Cameco Corp., (Canada)	2,291,395
1,900	Canadian Natural Resources Ltd., (Canada)	79,649
15,000	Cenovus Energy, Inc., (Canada)	566,126
13,567	Chesapeake Energy Corp.	402,804
2,200	Chevron Corp.	226,248
1,500	Cimarex Energy Co.	134,880
4,934	Comstock Resources, Inc. (a)	142,050
1,600	Concho Resources, Inc. (a)	146,960
9,362	ConocoPhillips	703,929
1,586	Contango Oil & Gas Co. (a)	92,686
6,100	Denbury Resources, Inc. (a)	122,000
16,925	Devon Energy Corp.	1,333,858
11,200	Encana Corp., (Canada)	345,830
17,175	Enterprise Products Partners LP	742,132
77,100	ERG S.p.A., (Italy)	1,040,523
47,400	Gazprom OAO, (Russia), ADR	691,943
4,780	Hess Corp.	357,353
34,325	Kinder Morgan, Inc.	986,157
17,580	Magellan Midstream Partners LP	1,050,053
289,500	Medco Energi Internasional Tbk PT, (Indonesia)	79,584
9,775	Nexen, Inc., (Canada)	219,938
1,530	Niko Resources Ltd., (Canada)	95,517
3,700	Noble Energy, Inc.	331,631
8,215	Occidental Petroleum Corp.	854,689
593	Overseas Shipholding Group, Inc.	15,975
6,100	Pengrowth Energy Corp., (Canada)	76,847
2,200	Reliance Industries Ltd., (India), GDR (e)	88,438
10,300	Royal Dutch Shell plc, (Netherlands), ADR	732,639
24,850	Statoil ASA, (Norway), ADR	632,433
34,970	Talisman Energy, Inc., (Canada)	718,291

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
2,200	Ultra Petroleum Corp. (a)	100,760
2,600	Whiting Petroleum Corp. (a)	147,966
36,380	Williams Cos., Inc. (The)	1,100,495

		18,613,174

	Total Energy	24,693,183

	Financials — 1.8%
	Capital Markets — 0.4%
66,500	Bank of New York Mellon Corp. (The)	1,703,730
48,770	Charles Schwab Corp. (The)	802,267
177,000	Daiwa Securities Group, Inc., (Japan)	779,843
63,300	Egyptian Financial Group-Hermes Holding, (Egypt)	213,255
3,860	Goldman Sachs Group, Inc. (The)	513,727
4,900	Invesco Ltd.	114,660
4,200	Lazard Ltd., (Bermuda), Class A	155,820
2,903	Macquarie Group Ltd., (Australia)	97,934
4,140	Northern Trust Corp.	190,274
5,100	SEI Investments Co.	114,801
5,200	State Street Corp.	234,468
3,660	Stifel Financial Corp. (a)	131,248
69,725	Uranium Participation Corp., (Canada) (a)	459,797

		5,511,824

	Commercial Banks — 0.5%
44,000	77 Bank Ltd. (The), (Japan)	191,978
63,580	Banco Santander S.A., (Spain)	732,451
23,700	Bangkok Bank PCL, (Thailand)	122,648
356,426	Bank of China Ltd., (China), Class H	174,456
30,600	Bank of East Asia Ltd., (Hong Kong)	125,980
3,320	Bank of the Ozarks, Inc.	172,839
76,900	Barclays plc, (United Kingdom)	315,471
3,744	BNP Paribas S.A., (France)	288,696
16,500	BOC Hong Kong Holdings Ltd., (Hong Kong)	48,064
20,825	Comerica, Inc.	719,920
21,652	DBS Group Holdings Ltd., (Singapore)	259,011
6,843	East West Bancorp, Inc.	138,297
16,005	First Republic Bank (a)	516,641
4,266	Glacier Bancorp, Inc.	57,506
600	HDFC Bank Ltd., (India), ADR	105,834
103,237	HSBC Holdings plc, (United Kingdom)	1,023,567
2,363	Iberiabank Corp.	136,203
5,700	ICICI Bank Ltd., (India), ADR	281,010
67,900	Lloyds Banking Group plc, (United Kingdom) (a)	53,358
7,275	Standard Chartered plc, (United Kingdom)	191,097

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
259,460	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	903,111
2,636	UMB Financial Corp.	110,396

		6,668,534

	Consumer Finance — 0.1%
25,745	American Express Co.	1,331,017
5,120	Discover Financial Services	136,960

		1,467,977

	Diversified Financial Services — 0.2%
21,829	Citigroup, Inc.	908,960
710	CME Group, Inc.	207,029
13,990	Deutsche Boerse AG, (Germany)	1,062,254
17,000	Guoco Group Ltd., (Hong Kong)	208,545
6,300	NASDAQ OMX Group, Inc. (The) (a)	159,390

		2,546,178

	Insurance — 0.6%
3,900	Aflac, Inc.	182,052
103,000	AIA Group Ltd., (Hong Kong) (a)	358,546
7,130	Allianz SE, (Germany)	994,256
7,600	Allstate Corp. (The)	232,028
1,400	AON Corp.	71,820
5,800	Assured Guaranty Ltd., (Bermuda)	94,598
11,700	Axis Capital Holdings Ltd., (Bermuda)	362,232
19,000	Berkshire Hathaway, Inc., Class B (a)	1,470,409
5,727	Endurance Specialty Holdings Ltd., (Bermuda)	236,697
28,100	MS&AD Insurance Group Holdings, (Japan)	657,733
38,615	Old Republic International Corp.	453,726
6,400	Progressive Corp. (The)	136,832
5,100	RenaissanceRe Holdings Ltd., (Bermuda)	356,745
2,260	Sampo OYJ, (Finland), Class A	72,963
35,300	Symetra Financial Corp.	474,079
19,160	Transatlantic Holdings, Inc.	939,032
24,325	Willis Group Holdings plc, (United Kingdom)	1,000,001

		8,093,749

	Real Estate Investment Trusts (REITs) — 0.0% (g)
410	Alexandria Real Estate Equities, Inc.	31,742
7,991	Colonial Properties Trust	163,017
610	Corporate Office Properties Trust	18,977
540	Digital Realty Trust, Inc.	33,361
1,260	DuPont Fabros Technology, Inc.	31,752
3,353	LaSalle Hotel Properties	88,318

		367,167

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.0% (g)
11,500	Solidere, (Lebanon), GDR (e)	200,904
10,000	Sun Hung Kai Properties Ltd., (Hong Kong)	146,176
5,000	Swire Pacific Ltd., (Hong Kong), Class A	73,615

		420,695

	Total Financials	25,076,124

	Health Care — 2.4%
	Biotechnology — 0.2%
4,200	BioMarin Pharmaceutical, Inc. (a)	114,282
12,209	Celgene Corp. (a)	736,447
1,276	CSL Ltd., (Australia)	45,357
3,200	Dendreon Corp. (a)	126,208
16,749	Gilead Sciences, Inc. (a)	693,576
12,800	Seattle Genetics, Inc. (a)	262,656
622	United Therapeutics Corp. (a)	34,272

		2,012,798

	Health Care Equipment & Supplies — 0.7%
10,880	Alere, Inc. (a)	398,426
1,782	Analogic Corp.	93,715
4,680	Becton, Dickinson & Co.	403,276
49,490	Boston Scientific Corp. (a)	341,976
2,709	Cie Generale d’Optique Essilor International S.A., (France)	219,805
9,080	Cochlear Ltd., (Australia)	702,770
24,200	Covidien plc, (Ireland)	1,288,166
19,575	DENTSPLY International, Inc.	745,416
20,075	Gen-Probe, Inc. (a)	1,388,185
15,090	Getinge AB, (Sweden), Class B	405,792
7,500	Hologic, Inc. (a)	151,275
14,460	Medtronic, Inc.	557,144
24,910	Mindray Medical International Ltd., (China), ADR	698,726
3,158	NuVasive, Inc. (a)	103,835
2,412	Sonova Holding AG, (Switzerland) (a)	225,206
2,480	Straumann Holding AG, (Switzerland)	598,067
3,900	Sysmex Corp., (Japan)	146,686
12,966	Teleflex, Inc.	791,704

		9,260,170

	Health Care Providers & Services — 0.5%
11,275	Aetna, Inc.	497,115
39,750	AmerisourceBergen Corp.	1,645,649
4,400	BML, Inc., (Japan)	111,325
7,100	DaVita, Inc. (a)	614,931
3,200	Express Scripts, Inc. (a)	172,736

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
21,026	Health Management Associates, Inc., Class A (a)	226,660
38,495	Healthsouth Corp. (a)	1,010,494
3,600	Lincare Holdings, Inc.	105,372
10,700	Profarma Distribuidora de Produtos Farmaceuticos S.A., (Brazil)	102,156
106,480	Sonic Healthcare Ltd., (Australia)	1,473,524
5,700	UnitedHealth Group, Inc.	294,006

		6,253,968

	Health Care Technology — 0.1%
3,387	athenahealth, Inc. (a)	139,206
17,900	Cerner Corp. (a)	1,093,869
1,184	Quality Systems, Inc.	103,363

		1,336,438

	Life Sciences Tools & Services — 0.2%
15,000	Agilent Technologies, Inc. (a)	766,650
18,690	Lonza Group AG, (Switzerland) (a)	1,464,233
900	Mettler-Toledo International, Inc. (a)	151,803
9,400	QIAGEN N.V., (Netherlands) (a)	180,207
9,420	WuXi PharmaTech Cayman, Inc., (China), ADR (a)	165,415

		2,728,308

	Pharmaceuticals — 0.7%
4,900	Allergan, Inc.	407,925
3,476	Bayer AG, (Germany)	279,180
16,060	Bayer AG, (Germany), ADR	1,293,794
2,200	Egis Gyogyszergyar Nyrt, (Hungary)	236,505
56,050	Eli Lilly & Co.	2,103,556
15,335	Johnson & Johnson	1,020,084
3,040	Novartis AG, (Switzerland)	186,313
6,080	Novartis AG, (Switzerland), ADR	371,549
2,322	Novo Nordisk A/S, (Denmark), Class B	290,899
440	Roche Holding AG, (Switzerland)	73,665
21,700	Shire plc, (Ireland)	678,487
3,000	Shire plc, (Ireland), ADR	282,630
28,820	Valeant Pharmaceuticals International, Inc., (Canada)	1,497,487

		8,722,074

	Total Health Care	30,313,756

	Industrials — 2.8%
	Aerospace & Defense — 0.4%
3,233	Aerovironment, Inc. (a)	114,287
4,840	Boeing Co. (The)	357,821

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
7,000	CAE, Inc., (Canada)	94,427
30,505	DigitalGlobe, Inc. (a)	775,132
6,910	Embraer S.A., (Brazil), ADR	212,690
16,333	Lockheed Martin Corp.	1,322,483
2,900	Rockwell Collins, Inc.	178,901
45,360	Spirit Aerosystems Holdings, Inc., Class A (a)	997,920
24,400	Thales S.A., (France)	1,050,835
4,500	United Technologies Corp.	398,295

		5,502,791

	Air Freight & Logistics — 0.4%
2,200	C.H. Robinson Worldwide, Inc.	173,448
12,230	FedEx Corp.	1,160,016
3,782	Forward Air Corp.	127,794
51,870	PostNL N.V., (Netherlands)	439,539
51,870	TNT Express N.V., (Netherlands) (a)	537,968
28,465	United Parcel Service, Inc., Class B	2,075,952

		4,514,717

	Airlines — 0.1%
43,460	Ryanair Holdings plc, (Ireland), ADR	1,275,116
21,690	Southwest Airlines Co.	247,700
13,120	U.S. Airways Group, Inc. (a)	116,899
4,650	United Continental Holdings, Inc. (a)	105,230

		1,744,945

	Commercial Services & Supplies — 0.3%
18,230	Avery Dennison Corp.	704,225
29,275	Cintas Corp.	966,953
66,000	Downer EDI Ltd., (Australia)	263,728
4,600	Iron Mountain, Inc.	156,814
36,665	Republic Services, Inc.	1,131,116
52,000	Toppan Printing Co., Ltd., (Japan)	403,446
4,290	Waste Management, Inc.	159,888

		3,786,170

	Construction & Engineering — 0.2%
8,122	Bouygues S.A., (France)	357,158
22,104	Chicago Bridge & Iron Co. N.V., (Netherlands)	859,846
8,000	JGC Corp., (Japan)	219,177
10,040	Quanta Services, Inc. (a)	202,808
4,090	Shaw Group, Inc. (The) (a)	123,559
5,000	URS Corp. (a)	223,700

		1,986,248

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electrical Equipment — 0.2%
20,220	ABB Ltd., (Switzerland), ADR (a)	524,708
4,300	AMETEK, Inc.	193,070
11,166	Areva S.A., (France) (a)	416,387
3,700	Cooper Industries plc	220,779
3,400	Emerson Electric Co.	191,250
2,482	Franklin Electric Co., Inc.	116,530
26,600	Futaba Corp./Chiba, (Japan)	489,828
2,900	Nexans S.A., (France)	273,002
17,110	Prysmian S.p.A., (Italy)	344,428
1,258	Schneider Electric S.A., (France)	210,051

		2,980,033

	Industrial Conglomerates — 0.3%
23,550	3M Co.	2,233,717
5,900	General Electric Co.	111,274
1,588	Siemens AG, (Germany)	218,224
33,650	Tyco International Ltd., (Switzerland)	1,663,320

		4,226,535

	Machinery — 0.4%
4,673	Colfax Corp. (a)	115,890
4,150	Danaher Corp.	219,909
3,236	ESCO Technologies, Inc.	119,085
1,900	FANUC Corp., (Japan)	317,724
1,610	Flowserve Corp.	176,923
6,300	Illinois Tool Works, Inc.	355,887
19,475	Ingersoll-Rand plc, (Ireland)	884,359
92,000	Japan Steel Works Ltd. (The), (Japan)	630,646
19,800	Kurita Water Industries Ltd., (Japan)	590,693
2,000	Organo Corp., (Japan)	15,066
3,140	Pall Corp.	176,562
1,800	Parker Hannifin Corp.	161,532
1,900	SMC Corp., (Japan)	342,513
2,300	SPX Corp.	190,118
3,700	Stanley Black & Decker, Inc.	266,585
3,535	Terex Corp. (a)	100,571
600	WABCO Holdings, Inc. (a)	41,436
2,093	Wabtec Corp.	137,552
5,470	Westport Innovations, Inc., (Canada) (a)	131,389

		4,974,440

	Marine — 0.1%
28,900	Stolt-Nielsen Ltd., (United Kingdom)	658,870

	Professional Services — 0.1%
5,240	Adecco S.A., (Switzerland) (a)	336,332
3,086	Advisory Board Co. (The) (a)	178,618

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
3,573	Corporate Executive Board Co. (The)	155,961
2,200	IHS, Inc., Class A (a)	183,524
5,240	Manpower, Inc.	281,126
7,600	Nielsen Holdings N.V. (a)	236,816
6,400	Randstad Holding N.V., (Netherlands)	295,922

		1,668,299

	Road & Rail — 0.2%
20,900	East Japan Railway Co., (Japan)	1,196,959
23,900	Firstgroup plc, (United Kingdom)	130,893
5,100	Kansas City Southern (a)	302,583
6,250	Norfolk Southern Corp.	468,313
1,000	Union Pacific Corp.	104,400
11,500	West Japan Railway Co., (Japan)	448,949

		2,652,097

	Trading Companies & Distributors — 0.1%
28,100	Air Lease Corp. (a)	682,549
5,600	Mitsubishi Corp., (Japan)	139,876
40,800	Mitsui & Co., Ltd., (Japan)	705,437

		1,527,862

	Transportation Infrastructure — 0.0% (g)
56,000	Kamigumi Co., Ltd., (Japan)	523,365

	Total Industrials	36,746,372

	Information Technology — 2.8%
	Communications Equipment — 0.3%
135,020	Alcatel-Lucent, (France), ADR (a)	779,065
3,634	Blue Coat Systems, Inc. (a)	79,439
5,264	Ceragon Networks Ltd., (Israel) (a)	62,589
22,710	Cisco Systems, Inc.	354,503
8,155	Ixia (a)	104,384
6,900	Juniper Networks, Inc. (a)	217,350
4,792	Meru Networks, Inc. (a)	57,552
3,967	NETGEAR, Inc. (a)	173,437
55,225	Nokia OYJ, (Finland), ADR	354,545
9,720	QUALCOMM, Inc.	551,999
8,744	Seachange International, Inc. (a)	94,260
58,790	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	846,312

		3,675,435

	Computers & Peripherals — 0.2%
2,830	Apple, Inc. (a)	949,946
17,500	EMC Corp. (a)	482,125
21,070	Hewlett-Packard Co.	766,948

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — Continued
10,000	Japan Digital Laboratory Co., Ltd., (Japan)	118,266
1,000	NetApp, Inc. (a)	52,780
6,139	Western Digital Corp. (a)	223,337

		2,593,402

	Electronic Equipment, Instruments & Components — 0.3%
3,030	Amphenol Corp., Class A	163,590
24,425	Avnet, Inc. (a)	778,669
2,700	FLIR Systems, Inc.	91,017
31,000	Hitachi Ltd., (Japan)	183,985
1,700	Keyence Corp., (Japan)	482,682
4,300	Murata Manufacturing Co., Ltd., (Japan)	287,491
3,900	National Instruments Corp.	115,791
50,600	Premier Farnell plc, (United Kingdom)	202,306
23,000	Sanshin Electronics Co., Ltd., (Japan)	183,696
37,350	TE Connectivity Ltd., (Switzerland)	1,372,987
3,400	Trimble Navigation Ltd. (a)	134,776

		3,996,990

	Internet Software & Services — 0.2%
5,700	eBay, Inc. (a)	183,939
1,690	Google, Inc., Class A (a)	855,782
4,002	RightNow Technologies, Inc. (a)	129,665
2,800	VeriSign, Inc.	93,688
5,080	VistaPrint N.V., (Netherlands) (a)	243,078
39,772	Yahoo!, Inc. (a)	598,171

		2,104,323

	IT Services — 0.8%
32,250	Accenture plc, (Ireland), Class A	1,948,545
3,400	Alliance Data Systems Corp. (a)	319,838
12,420	Amadeus IT Holding S.A., (Spain), Class A (a)	258,160
68,110	Amdocs Ltd., (United Kingdom) (a)	2,069,862
27,550	Automatic Data Processing, Inc.	1,451,334
21,640	Computer Sciences Corp.	821,454
4,400	Genpact Ltd., (Bermuda) (a)	75,856
3,000	Global Payments, Inc.	153,000
12,180	Indra Sistemas S.A., (Spain)	251,248
3,850	International Business Machines Corp.	660,468
6,600	Jack Henry & Associates, Inc.	198,066
1,040	MasterCard, Inc., Class A	313,394
7,200	NeuStar, Inc., Class A (a)	188,640
20,545	Redecard S.A., (Brazil)	308,047
2,300	Teradata Corp. (a)	138,460
5,400	TKC, (Japan)	123,259

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
7,500	Visa, Inc., Class A	631,950
24,670	Western Union Co. (The)	494,140

		10,405,721

	Office Electronics — 0.0% (g)
4,100	Canon, Inc., (Japan)	195,022

	Semiconductors & Semiconductor Equipment — 0.3%
48,800	Advantest Corp., (Japan)	898,380
3,700	Analog Devices, Inc.	144,818
6,265	ASML Holding N.V., (Netherlands)	231,279
13,700	Broadcom Corp., Class A (a)	460,868
5,400	KLA-Tencor Corp.	218,592
5,500	Linear Technology Corp.	181,610
5,500	Maxim Integrated Products, Inc.	140,580
5,900	Microchip Technology, Inc.	223,669
935	Samsung Electronics Co., Ltd., (South Korea), GDR (e)	245,318
33,000	Sumco Corp., (Japan) (a)	558,703
8,900	Tokyo Electron Ltd., (Japan)	486,678

		3,790,495

	Software — 0.7%
11,020	Autodesk, Inc. (a)	425,372
3,500	Autonomy Corp. plc, (United Kingdom) (a)	95,872
2,232	Blackboard, Inc. (a)	96,846
96,920	Compuware Corp. (a)	945,939
6,159	DemandTec, Inc. (a)	56,047
2,300	MICROS Systems, Inc. (a)	114,333
145,090	Microsoft Corp.	3,772,340
74,760	Misys plc, (United Kingdom) (a)	504,389
9,400	Nintendo Co., Ltd., (Japan), ADR	219,020
30,913	Oracle Corp.	1,017,347
1,500	Red Hat, Inc. (a)	68,850
3,818	Rosetta Stone, Inc. (a)	61,623
2,322	SAP AG, (Germany)	140,779
9,611	Smith Micro Software, Inc. (a)	40,462
2,100	Solera Holdings, Inc.	124,236
4,500	TIBCO Software, Inc. (a)	130,590
6,100	Trend Micro, Inc., (Japan)	189,511
10,746	VASCO Data Security International, Inc. (a)	133,788
41,887	Websense, Inc. (a)	1,087,805

		9,225,149

	Total Information Technology	35,986,537

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Materials — 1.5%
	Chemicals — 0.5%
2,500	Air Liquide S.A., (France)	358,156
2,300	Air Products & Chemicals, Inc.	219,834
2,800	Airgas, Inc.	196,112
8,100	Ecolab, Inc.	456,678
8,597	FMC Corp.	739,514
6,100	Israel Chemicals Ltd., (Israel), ADR	98,332
24,870	Johnson Matthey plc, (United Kingdom)	785,369
1,148	Linde AG, (Germany)	201,412
26,830	Monsanto Co.	1,946,248
20,200	Shin-Etsu Chemical Co., Ltd., (Japan)	1,082,756
2,366	Syngenta AG, (Switzerland) (a)	799,591

		6,884,002

	Construction Materials — 0.1%
23,477	CRH plc, (Ireland)	523,347
4,600	Eagle Materials, Inc.	128,202
6,380	Holcim Ltd., (Switzerland) (a)	482,488
710	Martin Marietta Materials, Inc.	56,779
85,000	Sumitomo Osaka Cement Co., Ltd., (Japan)	238,729
2,890	Texas Industries, Inc.	120,311
5,380	Vulcan Materials Co.	207,291

		1,757,147

	Containers & Packaging — 0.1%
38,955	Crown Holdings, Inc. (a)	1,512,233
6,020	Owens-Illinois, Inc. (a)	155,376

		1,667,609

	Metals & Mining — 0.8%
8,000	Allegheny Technologies, Inc.	507,760
2,300	Anglo American plc, (United Kingdom)	114,066
15,600	AngloGold Ashanti Ltd., (South Africa), ADR	656,604
42,000	Barrick Gold Corp., (Canada)	1,902,602
6,166	BHP Billiton Ltd., (Australia)	291,411
267,510	Eastern Platinum Ltd., (Canada) (a)	221,896
52,525	Gabriel Resources Ltd., (Canada) (a)	362,711
48,400	Gold Fields Ltd., (South Africa)	709,894
1,300	Inmet Mining Corp., (Canada)	93,546
34,215	Newcrest Mining Ltd., (Australia)	1,386,383
38,099	Newmont Mining Corp.	2,056,202
1,800	Nucor Corp.	74,196
20,850	Polyus Gold OJSC, (Russia), ADR	656,775
8,400	Rio Tinto plc, (United Kingdom)	606,528
9,415	Rio Tinto plc, (United Kingdom), ADR	680,893
2,413	Royal Gold, Inc.	141,329

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
1,817,700	Simmer & Jack Mines Ltd., (South Africa) (a)	8,065
861,395	Village Main Reef Ltd., (South Africa) (a)	157,935

		10,628,796

	Total Materials	20,937,554

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.3%
7,957	Cbeyond, Inc. (a)	105,271
19,343	Koninklijke KPN N.V., (Netherlands)	281,344
23,300	KT Corp., (South Korea), ADR	452,952
29,000	Nippon Telegraph & Telephone Corp., (Japan)	1,398,723
181	Swisscom AG, (Switzerland)	82,977
18,000	Tele Norte Leste Participacoes S.A., (Brazil), ADR	279,720
33,776	Telecom Egypt, (Egypt)	84,686
20,550	Telekomunikasi Indonesia Tbk PT, (Indonesia), ADR	708,975
36,860	Telenor ASA, (Norway)	603,225
52,033	Telstra Corp. Ltd., (Australia)	161,687
1,300	TELUS Corp., (Canada)	68,501
3,200	Verizon Communications, Inc.	119,136

		4,347,197

	Wireless Telecommunication Services — 0.3%
10,100	American Tower Corp., Class A (a)	528,533
8,500	SBA Communications Corp., Class A (a)	324,615
80,760	SK Telecom Co., Ltd., (South Korea), ADR	1,510,211
12,000	Softbank Corp., (Japan)	454,468
42,850	Turkcell Iletisim Hizmetleri AS, (Turkey), ADR (a)	580,618

		3,398,445

	Total Telecommunication Services	7,745,642

	Utilities — 0.7%
	Electric Utilities — 0.5%
45,900	Centrais Eletricas Brasileiras S.A., (Brazil), ADR	786,726
46,775	EDF S.A., (France)	1,833,810
1,400	Edison International	54,250
39,528	Exelon Corp.	1,693,380
179,100	Federal Hydrogenerating Co., (Russia), ADR	861,609
51,900	Korea Electric Power Corp., (South Korea), ADR (a)	688,713

		5,918,488

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Gas Utilities — 0.1%
149,600	Hong Kong & China Gas Co., Ltd., (Hong Kong)	340,326
31,955	Questar Corp.	565,923

		906,249

	Multi-Utilities — 0.0% (g)
2,700	GDF Suez, (France)	98,679
20,500	National Grid plc, (United Kingdom)	201,806

		300,485

	Water Utilities — 0.1%
35,345	American Water Works Co., Inc.	1,040,910

	Total Utilities	8,166,132

	Total Common Stocks (Cost $218,908,907)	244,132,528

Preferred Stocks — 0.1%
	Consumer Discretionary — 0.0% (g)
	Household Durables — 0.0% (g)
6,750	LG Electronics, Inc., (South Korea)	194,960

	Consumer Staples — 0.1%
	Household Products — 0.1%
7,830	Henkel AG & Co. KGaA, (Germany)	544,483

	Information Technology — 0.0% (g)
	Communications Equipment — 0.0% (g)
350	Lucent Technologies Capital Trust I, 7.750%, 03/15/17	344,313

	Total Preferred Stocks (Cost $973,936)	1,083,756

Investment Companies — 73.7%
	Alternative Assets — 4.8%
1,810,549	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a) (b)	35,667,822
292,000	iShares S&P North American Natural Resources Sector Index Fund	12,748,720
1,183,766	JPMorgan Realty Income Fund, Institutional Class Shares (b)	12,311,161

	Total Alternative Assets	60,727,703

	Fixed Income — 37.8%
2,226,137	Driehaus Active Income Fund	24,710,119
2,291,281	Eaton Vance Global Macro Absolute Return Fund, Class I	23,279,410
1,749,930	Harbor High-Yield Bond Fund, Institutional Class Shares	19,196,733
9,152,111	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	75,047,314

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
11,674,262	JPMorgan High Yield Fund, Class R6 Shares (b)	95,612,208
4,708,056	JPMorgan Inflation Managed Bond Fund, Select Class Shares (b)	49,622,913
4,441,274	JPMorgan International Currency Income Fund, Select Class Shares (b)	51,696,426
2,766,741	JPMorgan Multi-Sector Income Fund, Select Class Shares (b)	27,639,740
7,593,797	JPMorgan Short Duration Bond Fund, Class R6 Shares (b)	83,531,771
2,135,143	JPMorgan Total Return Fund, Select Class Shares (b)	22,354,942
1,025,090	Templeton Global Bond Fund	14,217,993

	Total Fixed Income	486,909,569

	International Equity — 11.1%
989,739	Aberdeen Asia-Pacific ex-Japan Equity Institutional Fund	12,223,281
1,169,591	Dreyfus Emerging Markets Debt Local Currency Fund, Class I	17,660,819
200,700	iShares MSCI All Country Asia ex Japan Index Fund	12,445,407
597,000	Vanguard MSCI Emerging Markets ETF	29,026,140
1,300,000	Vanguard MSCI European ETF	69,589,000

	Total International Equity	140,944,647

	Money Market — 4.4%
56,277,960	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l)	56,277,960

	U.S. Equity — 15.6%
3,160,601	JPMorgan Equity Income Fund, Select Class Shares (b)	30,025,713
3,774,880	JPMorgan Growth Advantage Fund, Select Class Shares (a) (b)	35,446,120
593,968	JPMorgan Large Cap Growth Fund, Select Class Shares (a) (b)	13,251,415
756,049	JPMorgan Mid Cap Core Fund, Select Class Shares (b)	13,019,160
1,795,130	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	38,415,785
932,080	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	17,812,045
204,900	SPDR S&P 500 ETF Trust	27,040,653
315,900	Vanguard Mid-Cap ETF	25,404,678

	Total U.S. Equity	200,415,569

	Total Investment Companies (Cost $909,239,210)	945,275,448

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Convertible Bonds — 0.2%
	Consumer Discretionary — 0.1%
	Specialty Retail — 0.0% (g)
250,000	Group 1 Automotive, Inc., SUB, 2.250%, 06/15/36	253,438

	Textiles, Apparel & Luxury Goods — 0.1%
250,000	Iconix Brand Group, Inc., 1.875%, 06/30/12	261,875

	Total Consumer Discretionary	515,313

	Energy — 0.1%
	Energy Equipment & Services — 0.1%
150,000	Bristow Group, Inc., 3.000%, 06/15/38	156,000
250,000	Hornbeck Offshore Services, Inc., SUB, 1.625%, 11/15/26	238,125

	Total Energy	394,125

	Health Care — 0.0% (g)
	Health Care Equipment & Supplies — 0.0% (g)
250,000	Hologic, Inc., SUB, 2.000%, 12/15/37	242,500

	Health Care Providers & Services — 0.0% (g)
150,000	LifePoint Hospitals, Inc., 3.500%, 05/15/14	160,500

	Total Health Care	403,000

	Industrials — 0.0% (g)
	Machinery — 0.0% (g)
200,000	Trinity Industries, Inc., 3.875%, 06/01/36	208,750

	Information Technology — 0.0% (g)
	Computers & Peripherals — 0.0% (g)
250,000	SanDisk Corp., 1.000%, 05/15/13	241,563

	Electronic Equipment, Instruments & Components —0.0% (g)
120,000	L-1 Identity Solutions, Inc., 3.750%, 05/15/27	119,700

	Total Information Technology	361,263

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
250,000	Owens-Brockway Glass Container, Inc., 3.000%, 06/01/15 (e)	246,250

	Total Convertible Bonds (Cost $2,141,944)	2,128,701

Corporate Bonds — 2.1%
	Consumer Discretionary — 0.9%
	Auto Components — 0.1%
150,000	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	145,875
300,000	American Axle & Manufacturing, Inc., 7.875%, 03/01/17	300,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Auto Components — Continued
300,000	Dana Holding Corp., 6.750%, 02/15/21	295,875
300,000	Goodyear Tire & Rubber Co. (The), 8.250%, 08/15/20	323,999
225,000	Visteon Corp., 6.750%, 04/15/19 (e)	217,125

		1,282,874

	Automobiles — 0.1%
250,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19 (e)	245,625
300,000	Jaguar Land Rover plc, (United Kingdom), 7.750%, 05/15/18 (e)	301,500

		547,125

	Hotels, Restaurants & Leisure — 0.1%
225,000	Ameristar Casinos, Inc., 7.500%, 04/15/21 (e)	232,031
300,000	Boyd Gaming Corp., 9.125%, 12/01/18 (e)	305,250
210,000	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	208,163
300,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	314,250
300,000	Vail Resorts, Inc., 6.500%, 05/01/19 (e)	301,500

		1,361,194

	Media — 0.4%
300,000	Affinion Group, Inc., 11.500%, 10/15/15	309,750
300,000	Allbritton Communications Co., 8.000%, 05/15/18	305,250
225,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 04/30/21	221,906
225,000	Cengage Learning Acquisitions, Inc., 10.500%, 01/15/15 (e)	203,625
350,000	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	364,000
300,000	Cumulus Media, Inc., 7.750%, 05/01/19 (e)	289,500
300,000	DISH DBS Corp., 6.750%, 06/01/21 (e)	307,500
	EH Holding Corp.,
150,000	6.500%, 06/15/19 (e)	152,625
150,000	7.625%, 06/15/21 (e)	153,000
300,000	Gray Television, Inc., 10.500%, 06/29/15	312,000
200,000	Intelsat Jackson Holdings S.A., (Luxembourg), 7.500%, 04/01/21 (e)	198,750
300,000	Intelsat Luxembourg S.A., (Luxembourg), 11.250%, 02/04/17	322,124
115,000	PIK, 12.500%, 02/04/17 (e)	123,625

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
250,000	Production Resource Group, Inc., 8.875%, 05/01/19 (e)	248,125
300,000	Valassis Communications, Inc., 6.625%, 02/01/21 (e)	297,000

		3,808,780

	Specialty Retail — 0.1%
225,000	Michael’s Stores, Inc., 7.750%, 11/01/18 (e)	225,563
150,000	Needle Merger Sub Corp., 8.125%, 03/15/19 (e)	151,125
300,000	Penske Automotive Group, Inc., 7.750%, 12/15/16	306,000

		682,688

	Textiles, Apparel & Luxury Goods — 0.1%
350,000	Hanesbrands, Inc., 6.375%, 12/15/20	339,500
350,000	Polymer Group, Inc., 7.750%, 02/01/19 (e)	350,875

		690,375

	Total Consumer Discretionary	8,373,036

	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
175,000	Pantry, Inc. (The), 7.750%, 02/15/14	174,563
300,000	SUPERVALU, Inc., 7.500%, 11/15/14	299,999
150,000	U.S. Foodservice, 8.500%, 06/30/19 (e)	146,063

		620,625

	Food Products — 0.0% (g)
425,000	Del Monte Foods Co., 7.625%, 02/15/19 (e)	429,250

	Total Consumer Staples	1,049,875

	Energy — 0.3%
	Energy Equipment & Services — 0.1%
150,000	Basic Energy Services, Inc., 7.750%, 02/15/19 (e)	150,750
225,000	SESI LLC, 6.375%, 05/01/19 (e)	222,750
300,000	Unit Corp., 6.625%, 05/15/21	300,000

		673,500

	Oil, Gas & Consumable Fuels — 0.2%
200,000	Alpha Natural Resources, Inc., 6.000%, 06/01/19	199,500
225,000	Arch Coal, Inc., 7.000%, 06/15/19 (e)	224,438
300,000	Chaparral Energy, Inc., 8.875%, 02/01/17	310,499
300,000	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 05/15/19 (e)	297,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels —Continued
300,000	Oasis Petroleum, Inc., 7.250%, 02/01/19 (e)	297,749
300,000	Penn Virginia Corp., 7.250%, 04/15/19	290,250
175,000	Plains Exploration & Production Co., 7.750%, 06/15/15	181,344

		1,800,780

	Total Energy	2,474,280

	Financials — 0.1%
	Capital Markets — 0.0% (g)
225,000	Nuveen Investments, Inc., 10.500%, 11/15/15	230,063

	Consumer Finance — 0.0% (g)
300,000	Ally Financial, Inc., 7.500%, 09/15/20	313,500

	Diversified Financial Services — 0.1%
350,000	CIT Group, Inc., 7.000%, 05/02/16 (e)	348,688
220,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.250%, 04/01/15	228,250
150,000	Reynolds Group Issuer, Inc., 8.500%, 05/15/18 (e)	147,375

		724,313

	Real Estate Investment Trusts (REITs) — 0.0% (g)
225,000	Felcor Lodging LP, 6.750%, 06/01/19 (e)	216,000
225,000	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 05/01/21 (e)	221,063

		437,063

	Total Financials	1,704,939

	Health Care — 0.1%
	Health Care Equipment & Supplies — 0.0% (g)
225,000	DJO Finance LLC/DJO Finance Corp., 7.750%, 04/15/18 (e)	224,156

	Health Care Providers & Services — 0.1%
450,000	HCA Holdings, Inc., 7.750%, 05/15/21 (e)	466,875
200,000	Tenet Healthcare Corp., 8.000%, 08/01/20	203,250
400,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18	413,000

		1,083,125

	Pharmaceuticals — 0.0% (g)
225,000	Valeant Pharmaceuticals International, 6.750%, 10/01/17 (e)	220,500

	Total Health Care	1,527,781

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Industrials — 0.2%
	Aerospace & Defense — 0.0% (g)
225,000	Huntington Ingalls Industries, Inc., 7.125%, 03/15/21 (e)	232,875

	Air Freight & Logistics — 0.0% (g)
300,000	AMGH Merger Sub, Inc., 9.250%, 11/01/18 (e)	316,500

	Building Products — 0.0% (g)
225,000	USG Corp., 9.750%, 01/15/18	221,625

	Commercial Services & Supplies — 0.1%
300,000	ARAMARK Holdings Corp., PIK, 8.625%, 05/01/16 (e)	305,250
225,000	CDRT Merger Sub, Inc., 8.125%, 06/01/19 (e)	225,000
225,000	Iron Mountain, Inc., 8.000%, 06/15/20	232,875
300,000	R.R. Donnelley & Sons Co., 7.250%, 05/15/18	300,000

		1,063,125

	Machinery — 0.0% (g)
225,000	Meritor, Inc., 8.125%, 09/15/15	234,563

	Road & Rail — 0.1%
350,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	354,375
400,000	Hertz Corp. (The), 6.750%, 04/15/19 (e)	396,000
350,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 02/01/21	348,250

		1,098,625

	Total Industrials	3,167,313

	Information Technology — 0.1%
	Communications Equipment — 0.0% (g)
200,000	Avaya, Inc., 9.750%, 11/01/15	204,000
350,000	CommScope, Inc., 8.250%, 01/15/19 (e)	360,500

		564,500

	Electronic Equipment & Instruments — 0.0% (g)
300,000	Sanmina-SCI Corp., 7.000%, 05/15/19 (e)	283,500

	IT Services — 0.0% (g)
475,000	SunGard Data Systems, Inc., 7.625%, 11/15/20	479,750

	Semiconductors & Semiconductor Equipment — 0.1%
350,000	Advanced Micro Devices, Inc., 7.750%, 08/01/20	360,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
350,000	MEMC Electronic Materials, Inc., 7.750%, 04/01/19 (e)	345,625
300,000	Sensata Technologies B.V., (Netherlands), 6.500%, 05/15/19 (e)	299,250

		1,005,375

	Software — 0.0% (g)
300,000	MedAssets, Inc., 8.000%, 11/15/18 (e)	297,000

	Total Information Technology	2,630,125

	Materials — 0.0% (g)
	Chemicals — 0.0% (g)
225,000	Ferro Corp., 7.875%, 08/15/18	233,438
250,000	Huntsman International LLC, 5.500%, 06/30/16	245,937
150,000	Ineos Group Holdings plc, (United Kingdom), 8.500%, 02/15/16 (e)	148,125

		627,500

	Metals & Mining — 0.0% (g)
300,000	AK Steel Corp., 7.625%, 05/15/20	307,500
300,000	JMC Steel Group, 8.250%, 03/15/18 (e)	304,500

		612,000

	Paper & Forest Products — 0.0% (g)
300,000	Sappi Papier Holding GmbH, (Austria), 6.625%, 04/15/21 (e)	291,750

	Total Materials	1,531,250

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
225,000	Frontier Communications Corp., 8.500%, 04/15/20	245,250
300,000	GCI, Inc., 6.750%, 06/01/21 (e)	300,000
250,000	PAETEC Holding Corp., 9.875%, 12/01/18 (e)	259,063
300,000	West Corp., 7.875%, 01/15/19 (e)	291,000
375,000	Windstream Corp., 7.750%, 10/15/20	392,812

		1,488,125

	Wireless Telecommunication Services — 0.0% (g)
300,000	Buccaneer Merger Sub, Inc., 9.125%, 01/15/19 (e)	312,000
225,000	Sprint Nextel Corp., 6.000%, 12/01/16	224,719

		536,719

	Total Telecommunication Services	2,024,844

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Utilities — 0.2%
	Gas Utilities — 0.1%
300,000	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	296,250
225,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21 (e)	212,625
225,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	227,813

		736,688

	Independent Power Producers & Energy Traders — 0.1%
225,000	AES Corp. (The), 7.375%, 07/01/21 (e)	228,375
300,000	Calpine Corp., 7.500%, 02/15/21 (e)	306,000
300,000	GenOn Energy, Inc., 7.875%, 06/15/17	301,500
	NRG Energy, Inc.,
150,000	7.875%, 05/15/21 (e)	149,625
300,000	8.250%, 09/01/20	306,000

		1,291,500

	Total Utilities	2,028,188

	Total Corporate Bonds (Cost $26,956,351)	26,511,631

Structured Notes — 4.8%
	U.S. Equity — 2.0%
12,000,000	Barclays Bank plc, Return Enhanced Notes, Linked to the S&P 500 Index, maximum return of 20.000%, due 12/30/11 (a)	12,412,800
13,000,000	Deutsche Bank AG, Enhanced Participation Securities, Linked to the Philadelphia Oil Service Sector Index, maximum return of 15.300%, due 09/22/11 (a)	12,889,890

		25,302,690

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	International Equity — 1.5%
18,700,000	Credit Suisse AG, Return Enhanced Notes, Linked to the EURO STOXX 50 Index, maximum return of 22.000%, due 08/25/11 (a)	19,635,000

	Alternative Assets — 1.3%
18,000,000	HSBC USA, Inc., Return Enhanced Notes, Linked to the U.S. Dollar-Adjusted Return of the Hang Seng China Enterprises Index, maximum return of 19.500%, due 10/19/11 (a)	16,637,400

	Total Structured Notes (Cost $61,700,000)	61,575,090

	Total Investments — 100.0% (Cost $1,219,920,348)	1,280,707,154
	Other Assets in Excess of Liabilities — 0.0% (g)	466,327

	NET ASSETS — 100.0%	$1,281,173,481

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	89.6%
Germany	1.5
Japan	1.4
United Kingdom	1.3
Switzerland	1.0
Others (each less than 1.0%)	5.2

*	Percentages indicated are based upon total investments as of June 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 20.7%
	Consumer Discretionary — 2.3%
	Auto Components — 0.2%
6,673	Autoliv, Inc., (Sweden)	523,497
6,450	BorgWarner, Inc. (a)	521,096
7,476	Visteon Corp. (a)	511,433

		1,556,026

	Automobiles — 0.1%
831	Bayerische Motoren Werke AG, (Germany)	82,983
807	Daimler AG, (Germany)	60,857
13,500	Suzuki Motor Corp., (Japan)	304,310
10,354	Winnebago Industries, Inc. (a)	100,020

		548,170

	Distributors — 0.0% (g)
56,000	Li & Fung Ltd., (Hong Kong)	111,927
4,300	Pool Corp.	128,183

		240,110

	Diversified Consumer Services — 0.1%
2,210	Capella Education Co. (a)	92,489
2,480	DeVry, Inc.	146,641
8,906	Grand Canyon Education, Inc. (a)	126,287
1,150	Strayer Education, Inc.	145,349

		510,766

	Hotels, Restaurants & Leisure — 0.2%
6,670	Accor S.A., (France)	298,399
3,718	BJ’s Restaurants, Inc. (a)	194,674
12,300	Carnival Corp.	462,850
5,060	Ctrip.com International Ltd., (China), ADR (a)	217,985
2,500	International Game Technology	43,950
800	McDonald’s Corp.	67,456
342,000	NagaCorp. Ltd., (Cayman Islands)	83,791
22,000	Shangri-La Asia Ltd., (Hong Kong)	54,010
9,661	Texas Roadhouse, Inc.	169,406

		1,592,521

	Household Durables — 0.1%
6,720	D.R. Horton, Inc.	77,414
3,731	Harman International Industries, Inc.	170,022
4,270	Lennar Corp., Class A	77,501
1,100	Mohawk Industries, Inc. (a)	65,989
110	NVR, Inc. (a)	79,803
48,702	Oriental Weavers Co., (Egypt)	240,618
3,700	Toll Brothers, Inc. (a)	76,738

		788,085

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.0% (g)
21,970	Ocado Group plc, (United Kingdom) (a)	64,280

	Leisure Equipment & Products — 0.0% (g)
2,500	Hasbro, Inc.	109,825
5,200	Sankyo Co., Ltd., (Japan)	268,671

		378,496

	Media — 1.0%
12,800	Comcast Corp., Class A	324,352
10,340	Discovery Communications, Inc., Class A (a)	423,526
5,900	Discovery Communications, Inc., Class C (a)	215,645
17,197	E.W. Scripps Co., Class A (a)	166,295
19,630	Grupo Televisa S.A., (Mexico), ADR	482,898
6,360	Imax Corp., (Canada) (a)	206,255
41,034	Interpublic Group of Cos., Inc. (The)	512,925
7,710	Liberty Global, Inc., Class A (a)	347,258
22,025	McGraw-Hill Cos., Inc. (The)	923,068
29,070	Mediaset S.p.A., (Italy)	136,659
3,408	Morningstar, Inc.	207,138
4,700	National CineMedia, Inc.	79,477
3,900	New York Times Co. (The), Class A (a)	34,008
39,670	News Corp., Class A	702,159
1,950	Omnicom Group, Inc.	93,912
17,110	Reed Elsevier plc, (United Kingdom)	155,775
35,785	Regal Entertainment Group, Class A	441,945
3,300	Scripps Networks Interactive, Inc., Class A	161,304
3,500	SES S.A. FDR, (Luxembourg)	98,321
43,470	Societe Television Francaise 1, (France)	792,966
10,000	Television Broadcasts Ltd., (Hong Kong)	66,283
1,300	Time Warner Cable, Inc.	101,452
56,975	Time Warner, Inc.	2,072,182
195	TV Asahi Corp., (Japan)	295,570
17,650	Virgin Media, Inc.	528,265
19,000	Walt Disney Co. (The)	741,760
1,290	Washington Post Co. (The), Class B	540,446

		10,851,844

	Multiline Retail — 0.1%
65,430	Marks & Spencer Group plc, (United Kingdom)	379,295
30,235	Marks & Spencer Group plc, (United Kingdom), ADR	348,912
4,580	Nordstrom, Inc.	214,985
4,400	Target Corp.	206,404

		1,149,596

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — 0.4%
6,964	Aaron’s, Inc.	196,803
15,525	Best Buy Co., Inc.	487,640
9,490	Dick’s Sporting Goods, Inc. (a)	364,891
98,200	Dixons Retail plc, (United Kingdom) (a)	26,525
6,199	Hennes & Mauritz AB, (Sweden), Class B	213,748
14,900	Lowe’s Cos., Inc.	347,319
6,248	Lumber Liquidators Holdings, Inc. (a)	158,699
1,950	O’Reilly Automotive, Inc. (a)	127,745
75,350	Staples, Inc.	1,190,530
4,950	Tiffany & Co.	388,674
4,400	Urban Outfitters, Inc. (a)	123,860

		3,626,434

	Textiles, Apparel & Luxury Goods — 0.1%
5,830	Adidas AG, (Germany)	462,212
755,000	China Hongxing Sports Ltd., (China)	70,687
1,377	Cie Financiere Richemont S.A., (Switzerland), Class A	90,239
3,400	Coach, Inc.	217,362

		840,500

	Total Consumer Discretionary	22,146,828

	Consumer Staples — 2.2%
	Beverages — 0.4%
7,800	Anheuser-Busch InBev N.V., (Belgium)	452,692
12,020	Coca-Cola Co. (The)	808,825
7,800	Diageo plc, (United Kingdom)	159,580
17,970	Diageo plc, (United Kingdom), ADR	1,471,203
6,270	Heineken N.V., (Netherlands)	377,372
2,850	PepsiCo, Inc.	200,726
2,651	Pernod-Ricard S.A., (France)	261,458

		3,731,856

	Food & Staples Retailing — 0.7%
14,600	Carrefour S.A., (France) (a)	600,199
775	Costco Wholesale Corp.	62,961
26,820	Koninklijke Ahold N.V., (Netherlands)	360,602
13,460	Kroger Co. (The)	333,808
36,715	Safeway, Inc.	858,030
44,450	Sysco Corp.	1,385,951
170,740	Tesco plc, (United Kingdom)	1,103,147
3,801	United Natural Foods, Inc. (a)	162,189
36,834	Wal-Mart Stores, Inc.	1,957,359
1,400	Whole Foods Market, Inc.	88,830

		6,913,076

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.8%
10,000	Ajinomoto Co., Inc., (Japan)	118,718
6,928	Bunge Ltd.	477,686
14,728	Danone, (France)	1,099,492
15,710	General Mills, Inc.	584,726
6,660	H.J. Heinz Co.	354,845
2,000	Hershey Co. (The)	113,700
30,135	Kraft Foods, Inc., Class A	1,061,656
16,252	Nestle S.A., (Switzerland)	1,011,338
22,275	Nestle S.A., (Switzerland), ADR	1,389,515
22,000	Tingyi Cayman Islands Holding Corp., (China)	68,110
9,000	Toyo Suisan Kaisha Ltd., (Japan)	212,919
3,222	TreeHouse Foods, Inc. (a)	175,953
22,265	Unilever N.V., (Netherlands)	731,405
22,370	Unilever plc, (United Kingdom), ADR	724,564

		8,124,627

	Household Products — 0.2%
2,500	Church & Dwight Co., Inc.	101,350
1,050	Colgate-Palmolive Co.	91,781
13,925	Kimberly-Clark Corp.	926,848
1,000	Procter & Gamble Co. (The)	63,570
5,690	Reckitt Benckiser Group plc, (United Kingdom)	314,270

		1,497,819

	Personal Products — 0.1%
2,400	Avon Products, Inc.	67,200
4,780	Beiersdorf AG, (Germany)	310,564
2,700	Herbalife Ltd., (Cayman Islands)	155,628
2,500	L’Oreal S.A., (France)	324,435

		857,827

	Tobacco — 0.0% (g)
2,213	Imperial Tobacco Group plc, (United Kingdom)	73,676
2,700	Philip Morris International, Inc.	180,279

		253,955

	Total Consumer Staples	21,379,160

	Energy — 1.9%
	Energy Equipment & Services — 0.5%
3,468	Atwood Oceanics, Inc. (a)	153,043
11,000	Baker Hughes, Inc.	798,159
12,742	Cameron International Corp. (a)	640,795
16,310	Cie Generale de Geophysique-Veritas, (France) (a)	597,749
1,100	Core Laboratories N.V., (Netherlands)	122,694

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	23

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy Equipment & Services — Continued
4,521	Global Geophysical Services, Inc. (a)	80,474
3,100	Halliburton Co.	158,100
9,930	Petroleum Geo-Services ASA, (Norway) (a)	141,858
13,732	Precision Drilling Corp., (Canada) (a)	197,192
14,110	Schlumberger Ltd.	1,219,103
3,438	Seadrill Ltd., (Bermuda)	120,876
13,140	Trican Well Service Ltd., (Canada)	308,728
34,130	Weatherford International Ltd., (Switzerland) (a)	639,938

		5,178,709

	Oil, Gas & Consumable Fuels — 1.4%
5,640	Apache Corp.	695,920
26,650	Bankers Petroleum Ltd., (Canada) (a)	190,110
19,400	BG Group plc, (United Kingdom)	440,495
4,889	Bill Barrett Corp. (a)	226,605
69,830	Cameco Corp., (Canada)	1,840,020
1,700	Canadian Natural Resources Ltd., (Canada)	71,264
11,600	Cenovus Energy, Inc., (Canada)	437,804
11,887	Chesapeake Energy Corp.	352,925
1,700	Chevron Corp.	174,828
1,200	Cimarex Energy Co.	107,904
7,421	Comstock Resources, Inc. (a)	213,651
1,150	Concho Resources, Inc. (a)	105,628
7,077	ConocoPhillips	532,120
2,385	Contango Oil & Gas Co. (a)	139,379
4,600	Denbury Resources, Inc. (a)	92,000
12,475	Devon Energy Corp.	983,155
8,700	Encana Corp., (Canada)	268,636
11,650	Enterprise Products Partners LP	503,397
67,500	ERG S.p.A., (Italy)	910,963
41,500	Gazprom OAO, (Russia), ADR	605,815
9,300	Hess Corp.	695,268
23,270	Kinder Morgan, Inc.	668,547
11,905	Magellan Midstream Partners LP	711,086
263,000	Medco Energi Internasional Tbk PT, (Indonesia)	72,300
8,600	Nexen, Inc., (Canada)	193,500
1,340	Niko Resources Ltd., (Canada)	83,655
2,500	Noble Energy, Inc.	224,075
5,575	Occidental Petroleum Corp.	580,023
892	Overseas Shipholding Group, Inc.	24,030
5,300	Pengrowth Energy Corp., (Canada)	66,769
1,300	Reliance Industries Ltd., (India), GDR (e)	52,259
7,850	Royal Dutch Shell plc, (Netherlands), ADR	558,371

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
21,800	Statoil ASA, (Norway), ADR	554,810
21,200	Talisman Energy, Inc., (Canada)	435,452
1,700	Ultra Petroleum Corp. (a)	77,860
2,000	Whiting Petroleum Corp. (a)	113,820
24,660	Williams Cos., Inc. (The)	745,965

		14,750,409

	Total Energy	19,929,118

	Financials — 2.1%
	Capital Markets — 0.6%
56,260	Bank of New York Mellon Corp. (The)	1,441,380
58,250	Charles Schwab Corp. (The)	958,213
155,000	Daiwa Securities Group, Inc., (Japan)	682,914
55,500	Egyptian Financial Group-Hermes Holding, (Egypt)	186,977
2,300	Goldman Sachs Group, Inc. (The)	306,107
3,700	Invesco Ltd.	86,580
3,200	Lazard Ltd., (Bermuda), Class A	118,720
2,251	Macquarie Group Ltd., (Australia)	75,939
8,770	Northern Trust Corp.	403,069
3,800	SEI Investments Co.	85,538
10,110	State Street Corp.	455,860
5,882	Stifel Financial Corp. (a)	210,929
61,075	Uranium Participation Corp., (Canada) (a)	402,755

		5,414,981

	Commercial Banks — 0.5%
39,000	77 Bank Ltd. (The), (Japan)	170,162
38,600	Banco Santander S.A., (Spain)	444,677
16,800	Bangkok Bank PCL, (Thailand)	86,940
213,416	Bank of China Ltd., (China), Class H	104,458
26,600	Bank of East Asia Ltd., (Hong Kong)	109,512
4,994	Bank of the Ozarks, Inc.	259,988
59,600	Barclays plc, (United Kingdom)	244,500
2,903	BNP Paribas S.A., (France)	223,847
13,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	37,869
15,375	Comerica, Inc.	531,514
13,404	DBS Group Holdings Ltd., (Singapore)	160,340
10,277	East West Bancorp, Inc.	207,698
10,805	First Republic Bank (a)	348,785
7,842	Glacier Bancorp, Inc.	105,710
400	HDFC Bank Ltd., (India), ADR	70,556
68,721	HSBC Holdings plc, (United Kingdom)	681,351
3,235	Iberiabank Corp.	186,465
4,400	ICICI Bank Ltd., (India), ADR	216,920

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
55,600	Lloyds Banking Group plc, (United Kingdom) (a)	43,692
5,625	Standard Chartered plc, (United Kingdom)	147,756
227,130	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	790,580
4,001	UMB Financial Corp.	167,562

		5,340,882

	Consumer Finance — 0.1%
22,790	American Express Co.	1,178,243
9,950	Discover Financial Services	266,163

		1,444,406

	Diversified Financial Services — 0.2%
14,813	Citigroup, Inc.	616,813
1,380	CME Group, Inc.	402,394
8,220	Deutsche Boerse AG, (Germany)	624,142
15,000	Guoco Group Ltd., (Hong Kong)	184,010
4,700	NASDAQ OMX Group, Inc. (The) (a)	118,910

		1,946,269

	Insurance — 0.6%
3,000	Aflac, Inc.	140,040
79,800	AIA Group Ltd., (Hong Kong) (a)	277,786
4,190	Allianz SE, (Germany)	584,282
5,900	Allstate Corp. (The)	180,127
800	AON Corp.	41,040
4,400	Assured Guaranty Ltd., (Bermuda)	71,764
9,700	Axis Capital Holdings Ltd., (Bermuda)	300,312
13,925	Berkshire Hathaway, Inc., Class B (a)	1,077,655
5,024	Endurance Specialty Holdings Ltd., (Bermuda)	207,642
24,600	MS&AD Insurance Group Holdings, (Japan)	575,809
33,871	Old Republic International Corp.	397,984
5,000	Progressive Corp. (The)	106,900
3,900	RenaissanceRe Holdings Ltd., (Bermuda)	272,805
1,754	Sampo OYJ, (Finland), Class A	56,627
23,920	Symetra Financial Corp.	321,246
12,990	Transatlantic Holdings, Inc.	636,640
17,950	Willis Group Holdings plc, (United Kingdom)	737,925

		5,986,584

	Real Estate Investment Trusts (REITs) — 0.1%
810	Alexandria Real Estate Equities, Inc.	62,710
3,290	BioMed Realty Trust, Inc.	63,300
12,061	Colonial Properties Trust	246,044
1,610	Corporate Office Properties Trust	50,087
1,040	Digital Realty Trust, Inc.	64,251

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
2,460	DuPont Fabros Technology, Inc.	61,992
4,788	LaSalle Hotel Properties	126,116

		674,500

	Real Estate Management & Development — 0.0% (g)
10,075	Solidere, (Lebanon), GDR (e)	176,010
8,000	Sun Hung Kai Properties Ltd., (Hong Kong)	116,941
4,500	Swire Pacific Ltd., (Hong Kong), Class A	66,253

		359,204

	Total Financials	21,166,826

	Health Care — 2.6%
	Biotechnology — 0.2%
8,160	BioMarin Pharmaceutical, Inc. (a)	222,034
9,229	Celgene Corp. (a)	556,692
1,005	CSL Ltd., (Australia)	35,724
2,500	Dendreon Corp. (a)	98,600
12,661	Gilead Sciences, Inc. (a)	524,292
8,300	Seattle Genetics, Inc. (a)	170,316
935	United Therapeutics Corp. (a)	51,519

		1,659,177

	Health Care Equipment & Supplies — 0.8%
22,150	Alere, Inc. (a)	811,133
2,681	Analogic Corp.	140,994
8,750	Becton, Dickinson & Co.	753,988
96,280	Boston Scientific Corp. (a)	665,295
2,100	Cie Generale d’Optique Essilor International S.A., (France)	170,391
5,520	Cochlear Ltd., (Australia)	427,235
17,825	Covidien plc, (Ireland)	948,825
14,400	DENTSPLY International, Inc.	548,352
17,495	Gen-Probe, Inc. (a)	1,209,778
9,150	Getinge AB, (Sweden), Class B	246,057
5,700	Hologic, Inc. (a)	114,969
9,810	Medtronic, Inc.	377,979
15,100	Mindray Medical International Ltd., (China), ADR	423,555
4,748	NuVasive, Inc. (a)	156,114
1,447	Sonova Holding AG, (Switzerland) (a)	135,105
1,460	Straumann Holding AG, (Switzerland)	352,088
3,000	Sysmex Corp., (Japan)	112,836
10,372	Teleflex, Inc.	633,314

		8,228,008

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	25

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 0.5%
9,875	Aetna, Inc.	435,389
29,250	AmerisourceBergen Corp.	1,210,950
2,700	BML, Inc., (Japan)	68,313
5,400	DaVita, Inc. (a)	467,694
2,400	Express Scripts, Inc. (a)	129,552
20,816	Health Management Associates, Inc., Class A (a)	224,396
26,130	Healthsouth Corp. (a)	685,913
2,700	Lincare Holdings, Inc.	79,029
7,500	Profarma Distribuidora de Produtos Farmaceuticos S.A., (Brazil)	71,605
64,680	Sonic Healthcare Ltd., (Australia)	895,074
4,400	UnitedHealth Group, Inc.	226,952

		4,494,867

	Health Care Technology — 0.2%
5,100	athenahealth, Inc. (a)	209,610
25,720	Cerner Corp. (a)	1,571,750
1,781	Quality Systems, Inc.	155,481

		1,936,841

	Life Sciences Tools & Services — 0.2%
10,165	Agilent Technologies, Inc. (a)	519,533
11,440	Lonza Group AG, (Switzerland) (a)	896,244
700	Mettler-Toledo International, Inc. (a)	118,069
5,700	QIAGEN N.V., (Netherlands) (a)	109,275
5,710	WuXi PharmaTech Cayman, Inc., (China), ADR (a)	100,268

		1,743,389

	Pharmaceuticals — 0.7%
3,800	Allergan, Inc.	316,350
2,695	Bayer AG, (Germany)	216,453
10,875	Bayer AG, (Germany), ADR	876,090
1,925	Egis Gyogyszergyar Nyrt, (Hungary)	206,942
49,125	Eli Lilly & Co.	1,843,661
10,385	Johnson & Johnson	690,810
2,357	Novartis AG, (Switzerland)	144,454
4,120	Novartis AG, (Switzerland), ADR	251,773
1,800	Novo Nordisk A/S, (Denmark), Class B	225,503
263	Roche Holding AG, (Switzerland)	44,032
17,600	Shire plc, (Ireland)	550,293
2,300	Shire plc, (Ireland), ADR	216,683
19,531	Valeant Pharmaceuticals International, Inc., (Canada)	1,014,831

		6,597,875

	Total Health Care	24,660,157

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 3.3%
	Aerospace & Defense — 0.5%
4,862	Aerovironment, Inc. (a)	171,872
7,150	Boeing Co. (The)	528,600
5,500	CAE, Inc., (Canada)	74,193
20,675	DigitalGlobe, Inc. (a)	525,352
4,190	Embraer S.A., (Brazil), ADR	128,968
13,338	Lockheed Martin Corp.	1,079,977
2,200	Rockwell Collins, Inc.	135,718
39,220	Spirit Aerosystems Holdings, Inc., Class A (a)	862,840
21,400	Thales S.A., (France)	921,634
3,500	United Technologies Corp.	309,785

		4,738,939

	Air Freight & Logistics — 0.4%
1,700	C.H. Robinson Worldwide, Inc.	134,028
12,558	FedEx Corp.	1,191,126
5,711	Forward Air Corp.	192,975
33,151	PostNL N.V., (Netherlands)	280,917
33,151	TNT Express N.V., (Netherlands) (a)	343,825
26,180	United Parcel Service, Inc., Class B	1,909,307

		4,052,178

	Airlines — 0.2%
26,590	Ryanair Holdings plc, (Ireland), ADR	780,151
42,240	Southwest Airlines Co.	482,381
25,540	U.S. Airways Group, Inc. (a)	227,561
9,060	United Continental Holdings, Inc. (a)	205,028

		1,695,121

	Commercial Services & Supplies — 0.3%
12,330	Avery Dennison Corp.	476,308
21,600	Cintas Corp.	713,448
57,800	Downer EDI Ltd., (Australia)	230,962
3,600	Iron Mountain, Inc.	122,724
25,395	Republic Services, Inc.	783,435
43,000	Toppan Printing Co., Ltd., (Japan)	333,619
8,350	Waste Management, Inc.	311,205

		2,971,701

	Construction & Engineering — 0.2%
4,873	Bouygues S.A., (France)	214,286
19,167	Chicago Bridge & Iron Co. N.V., (Netherlands)	745,596
8,000	JGC Corp., (Japan)	219,177
17,980	Quanta Services, Inc. (a)	363,196
7,970	Shaw Group, Inc. (The) (a)	240,774
3,800	URS Corp. (a)	170,012

		1,953,041

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electrical Equipment — 0.2%
12,260	ABB Ltd., (Switzerland), ADR (a)	318,147
3,300	AMETEK, Inc.	148,170
9,800	Areva S.A., (France) (a)	365,448
2,800	Cooper Industries plc	167,076
2,600	Emerson Electric Co.	146,250
3,732	Franklin Electric Co., Inc.	175,217
16,300	Futaba Corp./Chiba, (Japan)	300,158
1,760	Nexans S.A., (France)	165,684
10,370	Prysmian S.p.A., (Italy)	208,750
975	Schneider Electric S.A., (France)	162,798

		2,157,698

	Industrial Conglomerates — 0.3%
17,400	3M Co.	1,650,390
4,600	General Electric Co.	86,756
1,231	Siemens AG, (Germany)	169,165
24,825	Tyco International Ltd., (Switzerland)	1,227,100

		3,133,411

	Machinery — 0.5%
7,028	Colfax Corp. (a)	174,294
3,250	Danaher Corp.	172,218
4,868	ESCO Technologies, Inc.	179,142
1,500	FANUC Corp., (Japan)	250,835
3,130	Flowserve Corp.	343,956
5,100	Illinois Tool Works, Inc.	288,099
14,375	Ingersoll-Rand plc, (Ireland)	652,768
80,000	Japan Steel Works Ltd. (The), (Japan)	548,388
15,400	Kurita Water Industries Ltd., (Japan)	459,428
13,980	Organo Corp., (Japan)	105,310
6,110	Pall Corp.	343,565
1,400	Parker Hannifin Corp.	125,636
1,500	SMC Corp., (Japan)	270,405
1,800	SPX Corp.	148,788
2,500	Stanley Black & Decker, Inc.	180,125
5,315	Terex Corp. (a)	151,212
400	WABCO Holdings, Inc. (a)	27,624
3,145	Wabtec Corp.	206,689
3,310	Westport Innovations, Inc., (Canada) (a)	79,506

		4,707,988

	Marine — 0.1%
24,833	Stolt-Nielsen Ltd., (United Kingdom)	566,149

	Professional Services — 0.2%
3,180	Adecco S.A., (Switzerland) (a)	204,109
4,650	Advisory Board Co. (The) (a)	269,142

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
5,371	Corporate Executive Board Co. (The)	234,444
1,600	IHS, Inc., Class A (a)	133,472
6,980	Manpower, Inc.	374,477
5,200	Nielsen Holdings N.V. (a)	162,032
3,900	Randstad Holding N.V., (Netherlands)	180,328

		1,558,004

	Road & Rail — 0.3%
18,300	East Japan Railway Co., (Japan)	1,048,056
14,400	Firstgroup plc, (United Kingdom)	78,864
3,900	Kansas City Southern (a)	231,387
9,580	Norfolk Southern Corp.	717,829
1,000	Union Pacific Corp.	104,400
10,100	West Japan Railway Co., (Japan)	394,294

		2,574,830

	Trading Companies & Distributors — 0.1%
18,925	Air Lease Corp. (a)	459,688
4,500	Mitsubishi Corp., (Japan)	112,400
35,800	Mitsui & Co., Ltd., (Japan)	618,987

		1,191,075

	Transportation Infrastructure — 0.0% (g)
49,000	Kamigumi Co., Ltd., (Japan)	457,944

	Total Industrials	31,758,079

	Information Technology — 3.1%
	Communications Equipment — 0.4%
81,860	Alcatel-Lucent, (France), ADR (a)	472,332
5,466	Blue Coat Systems, Inc. (a)	119,487
7,919	Ceragon Networks Ltd., (Israel) (a)	94,157
44,410	Cisco Systems, Inc.	693,240
12,266	Ixia (a)	157,005
4,800	Juniper Networks, Inc. (a)	151,200
7,208	Meru Networks, Inc. (a)	86,568
5,963	NETGEAR, Inc. (a)	260,702
48,500	Nokia OYJ, (Finland), ADR	311,370
14,700	QUALCOMM, Inc.	834,813
13,148	Seachange International, Inc. (a)	141,735
35,650	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	513,200

		3,835,809

	Computers & Peripherals — 0.2%
2,121	Apple, Inc. (a)	711,956
30,420	EMC Corp. (a)	838,071
14,620	Hewlett-Packard Co.	532,168

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	27

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — Continued
9,100	Japan Digital Laboratory Co., Ltd., (Japan)	107,622
800	NetApp, Inc. (a)	42,224
5,471	Western Digital Corp. (a)	199,035

		2,431,076

	Electronic Equipment, Instruments & Components — 0.3%
5,900	Amphenol Corp., Class A	318,541
16,550	Avnet, Inc. (a)	527,614
1,700	FLIR Systems, Inc.	57,307
19,000	Hitachi Ltd., (Japan)	112,765
1,300	Keyence Corp., (Japan)	369,110
3,300	Murata Manufacturing Co., Ltd., (Japan)	220,633
2,400	National Instruments Corp.	71,256
35,800	Premier Farnell plc, (United Kingdom)	143,133
23,700	Sanshin Electronics Co., Ltd., (Japan)	189,287
27,525	TE Connectivity Ltd., (Switzerland)	1,011,819
2,600	Trimble Navigation Ltd. (a)	103,064

		3,124,529

	Internet Software & Services — 0.2%
4,400	eBay, Inc. (a)	141,988
2,510	Google, Inc., Class A (a)	1,271,013
6,020	RightNow Technologies, Inc. (a)	195,048
2,100	VeriSign, Inc.	70,266
2,990	VistaPrint N.V., (Netherlands) (a)	143,072
30,064	Yahoo!, Inc. (a)	452,163

		2,273,550

	IT Services — 0.9%
23,775	Accenture plc, (Ireland), Class A	1,436,486
2,600	Alliance Data Systems Corp. (a)	244,582
7,600	Amadeus IT Holding S.A., (Spain), Class A (a)	157,972
42,920	Amdocs Ltd., (United Kingdom) (a)	1,304,339
20,300	Automatic Data Processing, Inc.	1,069,404
14,665	Computer Sciences Corp.	556,683
2,600	Genpact Ltd., (Bermuda) (a)	44,824
2,300	Global Payments, Inc.	117,300
7,380	Indra Sistemas S.A., (Spain)	152,234
2,950	International Business Machines Corp.	506,073
5,100	Jack Henry & Associates, Inc.	153,051
2,030	MasterCard, Inc., Class A	611,720
5,400	NeuStar, Inc., Class A (a)	141,480
13,975	Redecard S.A., (Brazil)	209,538
1,700	Teradata Corp. (a)	102,340
4,800	TKC, (Japan)	109,564
10,490	Visa, Inc., Class A	883,887

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
43,930	Western Union Co. (The)	879,918

		8,681,395

	Office Electronics — 0.0% (g)
3,200	Canon, Inc., (Japan)	152,212

	Semiconductors & Semiconductor Equipment — 0.3%
32,100	Advantest Corp., (Japan)	590,942
2,900	Analog Devices, Inc.	113,506
4,842	ASML Holding N.V., (Netherlands)	178,747
10,100	Broadcom Corp., Class A (a)	339,763
4,200	KLA-Tencor Corp.	170,016
4,200	Linear Technology Corp.	138,684
4,300	Maxim Integrated Products, Inc.	109,908
4,600	Microchip Technology, Inc.	174,386
725	Samsung Electronics Co., Ltd., (South Korea), GDR (e)	190,391
20,000	Sumco Corp., (Japan) (a)	338,608
5,500	Tokyo Electron Ltd., (Japan)	300,756

		2,645,707

	Software — 0.8%
16,140	Autodesk, Inc. (a)	623,004
2,100	Autonomy Corp. plc, (United Kingdom) (a)	57,523
3,339	Blackboard, Inc. (a)	144,879
65,680	Compuware Corp. (a)	641,037
9,264	DemandTec, Inc. (a)	84,302
1,700	MICROS Systems, Inc. (a)	84,507
113,035	Microsoft Corp.	2,938,911
43,898	Misys plc, (United Kingdom) (a)	296,170
7,300	Nintendo Co., Ltd., (Japan), ADR	170,090
23,625	Oracle Corp.	777,499
1,200	Red Hat, Inc. (a)	55,080
5,745	Rosetta Stone, Inc. (a)	92,724
1,800	SAP AG, (Germany)	109,131
14,457	Smith Micro Software, Inc. (a)	60,864
1,600	Solera Holdings, Inc.	94,656
3,400	TIBCO Software, Inc. (a)	98,668
3,700	Trend Micro, Inc., (Japan)	114,949
16,167	VASCO Data Security International, Inc. (a)	201,279
32,659	Websense, Inc. (a)	848,154

		7,493,427

	Total Information Technology	30,637,705

	Materials — 1.8%
	Chemicals — 0.6%
1,938	Air Liquide S.A., (France)	277,642

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Chemicals — Continued
2,200	Air Products & Chemicals, Inc.	210,276
2,100	Airgas, Inc.	147,084
6,200	Ecolab, Inc.	349,556
6,499	FMC Corp.	559,044
3,700	Israel Chemicals Ltd., (Israel), ADR	59,644
15,080	Johnson Matthey plc, (United Kingdom)	476,211
991	Linde AG, (Germany)	173,867
27,055	Monsanto Co.	1,962,571
14,400	Shin-Etsu Chemical Co., Ltd., (Japan)	771,865
1,430	Syngenta AG, (Switzerland) (a)	483,269

		5,471,029

	Construction Materials — 0.2%
14,290	CRH plc, (Ireland)	318,552
8,950	Eagle Materials, Inc.	249,437
3,870	Holcim Ltd., (Switzerland) (a)	292,669
1,390	Martin Marietta Materials, Inc.	111,158
75,000	Sumitomo Osaka Cement Co., Ltd., (Japan)	210,643
4,359	Texas Industries, Inc.	181,465
8,280	Vulcan Materials Co.	319,028

		1,682,952

	Containers & Packaging — 0.1%
26,405	Crown Holdings, Inc. (a)	1,025,042
11,730	Owens-Illinois, Inc. (a)	302,751

		1,327,793

	Metals & Mining — 0.9%
6,200	Allegheny Technologies, Inc.	393,514
1,400	Anglo American plc, (United Kingdom)	69,432
13,675	AngloGold Ashanti Ltd., (South Africa), ADR	575,581
36,450	Barrick Gold Corp., (Canada)	1,651,151
4,781	BHP Billiton Ltd., (Australia)	225,954
234,654	Eastern Platinum Ltd., (Canada) (a)	194,643
46,148	Gabriel Resources Ltd., (Canada) (a)	318,675
42,425	Gold Fields Ltd., (South Africa)	622,257
1,000	Inmet Mining Corp., (Canada)	71,958
29,096	Newcrest Mining Ltd., (Australia)	1,178,962
33,000	Newmont Mining Corp.	1,781,010
1,000	Nucor Corp.	41,220
18,275	Polyus Gold OJSC, (Russia), ADR	575,663
6,500	Rio Tinto plc, (United Kingdom)	469,337
7,117	Rio Tinto plc, (United Kingdom), ADR	514,701
3,629	Royal Gold, Inc.	212,551
1,592,200	Simmer & Jack Mines Ltd., (South Africa) (a)	7,064
51,807	St. Barbara Ltd., (Australia) (a)	108,840

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
754,532	Village Main Reef Ltd., (South Africa) (a)	138,342

		9,150,855

	Total Materials	17,632,629

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
11,972	Cbeyond, Inc. (a)	158,390
15,000	Koninklijke KPN N.V., (Netherlands)	218,175
20,400	KT Corp., (South Korea), ADR	396,576
25,500	Nippon Telegraph & Telephone Corp., (Japan)	1,229,911
158	Swisscom AG, (Switzerland)	72,433
10,800	Tele Norte Leste Participacoes S.A., (Brazil), ADR	167,832
30,979	Telecom Egypt, (Egypt)	77,673
18,000	Telekomunikasi Indonesia Tbk PT, (Indonesia), ADR	621,000
22,340	Telenor ASA, (Norway)	365,601
40,350	Telstra Corp. Ltd., (Australia)	125,383
800	TELUS Corp., (Canada)	42,155
2,600	Verizon Communications, Inc.	96,798

		3,571,927

	Wireless Telecommunication Services — 0.3%
7,800	American Tower Corp., Class A (a)	408,174
6,500	SBA Communications Corp., Class A (a)	248,235
58,820	SK Telecom Co., Ltd., (South Korea), ADR	1,099,934
9,300	Softbank Corp., (Japan)	352,212
37,525	Turkcell Iletisim Hizmetleri AS, (Turkey), ADR (a)	508,464

		2,617,019

	Total Telecommunication Services	6,188,946

	Utilities — 0.7%
	Electric Utilities — 0.5%
46,700	Centrais Eletricas Brasileiras S.A., (Brazil), ADR	800,438
41,075	EDF S.A., (France)	1,610,342
1,000	Edison International	38,750
34,678	Exelon Corp.	1,485,606
157,300	Federal Hydrogenerating Co., (Russia), ADR	756,734
45,160	Korea Electric Power Corp., (South Korea), ADR (a)	599,273

		5,291,143

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	29

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Gas Utilities — 0.1%
90,200	Hong Kong & China Gas Co., Ltd., (Hong Kong)	205,196
21,635	Questar Corp.	383,156

		588,352

	Multi-Utilities — 0.0% (g)
1,600	GDF Suez, (France)	58,476
17,100	National Grid plc, (United Kingdom)	168,336

		226,812

	Water Utilities — 0.1%
23,915	American Water Works Co., Inc.	704,297

	Total Utilities	6,810,604

	Total Common Stocks (Cost $182,534,272)	202,310,052

Preferred Stocks — 0.1%
	Consumer Discretionary — 0.0% (g)
	Household Durables — 0.0% (g)
5,920	LG Electronics, Inc., (South Korea)	170,987

	Consumer Staples — 0.1%
	Household Products — 0.1%
6,330	Henkel AG & Co. KGaA, (Germany)	440,176

	Information Technology — 0.0% (g)
	Communications Equipment — 0.0% (g)
150	Lucent Technologies Capital Trust I, 7.750%, 03/15/17	147,563

	Total Preferred Stocks (Cost $661,961)	758,726

Investment Companies — 69.9%
	Alternative Assets — 6.9%
2,564,024	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a) (b)	50,511,281
219,000	iShares S&P North American Natural Resources Sector Index Fund	9,561,540
687,711	JPMorgan Realty Income Fund, Institutional Class Shares (b)	7,152,198

	Total Alternative Assets	67,225,019

	Fixed Income — 16.9%
1,445,102	Driehaus Active Income Fund	16,040,637
1,082,324	Eaton Vance Global Macro Absolute Return Fund, Class I	10,996,408
3,109,867	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	25,500,912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
4,429,136	JPMorgan High Yield Fund, Class R6 Shares (b)	36,274,621
1,729,560	JPMorgan Inflation Managed Bond Fund, Select Class Shares (b)	18,229,560
2,487,428	JPMorgan International Currency Income Fund, Select Class Shares (b)	28,953,668
1,991,041	JPMorgan Multi-Sector Income Fund, Select Class Shares (b)	19,890,498
695,341	Templeton Global Bond Fund	9,644,373

	Total Fixed Income	165,530,677

	International Equity — 20.3%
989,483	Columbia Asia Pacific ex-Japan Fund, Class R5 Shares	14,268,342
1,195,318	Delaware Emerging Markets Fund, Class I	19,149,001
640,105	Dreyfus Emerging Markets Debt Local Currency Fund, Class I	9,665,578
408,600	iShares MSCI All Country Asia ex Japan Index Fund	25,337,286
193,000	iShares MSCI Emerging Markets Index Fund	9,186,800
1,513,517	JPMorgan International Value Fund, Institutional Class Shares (b)	21,597,883
829,200	Vanguard MSCI Emerging Markets ETF	40,315,704
1,072,200	Vanguard MSCI European ETF	57,394,866

	Total International Equity	196,915,460

	Money Market — 3.0%
29,069,607	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l)	29,069,607

	U.S. Equity — 22.8%
5,659,085	JPMorgan Growth Advantage Fund, Select Class Shares (a) (b)	53,138,811
587,299	JPMorgan Mid Cap Core Fund, Select Class Shares (b)	10,113,290
1,917,913	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	41,043,338
1,075,630	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	20,555,282
404,600	SPDR S&P 500 ETF Trust	53,395,062
542,300	Vanguard Mid-Cap ETF	43,611,766

	Total U.S. Equity	221,857,549

	Total Investment Companies (Cost $648,048,747)	680,598,312

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Convertible Bonds — 0.1%
	Consumer Discretionary — 0.0% (g)
	Specialty Retail — 0.0% (g)
150,000	Group 1 Automotive, Inc., SUB, 2.250%, 06/15/36	152,063

	Textiles, Apparel & Luxury Goods — 0.0% (g)
150,000	Iconix Brand Group, Inc., 1.875%, 06/30/12	157,125

	Total Consumer Discretionary	309,188

	Energy — 0.1%
	Energy Equipment & Services — 0.1%
100,000	Bristow Group, Inc., 3.000%, 06/15/38	104,000
150,000	Hornbeck Offshore Services, Inc., SUB, 1.625%, 11/15/26	142,874

	Total Energy	246,874

	Health Care — 0.0% (g)
	Health Care Equipment & Supplies — 0.0% (g)
150,000	Hologic, Inc., SUB, 2.000%, 12/15/37	145,500

	Health Care Providers & Services — 0.0% (g)
100,000	LifePoint Hospitals, Inc., 3.500%, 05/15/14	107,000

	Total Health Care	252,500

	Industrials — 0.0% (g)
	Machinery — 0.0% (g)
100,000	Trinity Industries, Inc., 3.875%, 06/01/36	104,375

	Information Technology — 0.0% (g)
	Computers & Peripherals — 0.0% (g)
150,000	SanDisk Corp., 1.000%, 05/15/13	144,938

	Electronic Equipment, Instruments & Components — 0.0% (g)
75,000	L-1 Identity Solutions, Inc., 3.750%, 05/15/27	74,813

	Total Information Technology	219,751

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
150,000	Owens-Brockway Glass Container, Inc., 3.000%, 06/01/15 (e)	147,750

	Total Convertible Bonds (Cost $1,286,310)	1,280,438

Corporate Bonds — 1.8%
	Consumer Discretionary — 0.8%
	Auto Components — 0.2%
100,000	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	97,250
200,000	American Axle & Manufacturing, Inc., 7.875%, 03/01/17	200,000
200,000	Dana Holding Corp., 6.750%, 02/15/21	197,250

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Auto Components — Continued
200,000	Goodyear Tire & Rubber Co. (The), 8.250%, 08/15/20	215,999
150,000	Meritor, Inc., 8.125%, 09/15/15	156,375
150,000	Visteon Corp., 6.750%, 04/15/19 (e)	144,750

		1,011,624

	Automobiles — 0.0% (g)
200,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19 (e)	196,500
200,000	Jaguar Land Rover plc, (United Kingdom), 7.750%, 05/15/18 (e)	201,000

		397,500

	Hotels, Restaurants & Leisure — 0.1%
150,000	Ameristar Casinos, Inc., 7.500%, 04/15/21 (e)	154,688
200,000	Boyd Gaming Corp., 9.125%, 12/01/18 (e)	203,500
140,000	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	138,775
200,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	209,500
200,000	Vail Resorts, Inc., 6.500%, 05/01/19 (e)	201,000

		907,463

	Media — 0.4%
200,000	Affinion Group, Inc., 11.500%, 10/15/15	206,500
200,000	Allbritton Communications Co., 8.000%, 05/15/18	203,500
150,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 04/30/21	147,938
150,000	Cengage Learning Acquisitions, Inc., 10.500%, 01/15/15 (e)	135,750
250,000	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	260,000
200,000	Cumulus Media, Inc., 7.750%, 05/01/19 (e)	193,000
200,000	DISH DBS Corp., 6.750%, 06/01/21 (e)	205,000
	EH Holding Corp.,
100,000	6.500%, 06/15/19 (e)	101,750
100,000	7.625%, 06/15/21 (e)	102,000
200,000	Gray Television, Inc., 10.500%, 06/29/15	208,000
100,000	Intelsat Jackson Holdings S.A., (Luxembourg), 7.500%, 04/01/21 (e)	99,375
	Intelsat Luxembourg S.A., (Luxembourg),
200,000	11.250%, 02/04/17	214,749
110,000	PIK, 12.500%, 02/04/17 (e)	118,250
150,000	Production Resource Group, Inc., 8.875%, 05/01/19 (e)	148,875

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	31

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
200,000	Valassis Communications, Inc., 6.625%, 02/01/21 (e)	198,000

		2,542,687

	Specialty Retail — 0.0% (g)
150,000	Michael’s Stores, Inc., 7.750%, 11/01/18 (e)	150,375
100,000	Needle Merger Sub Corp., 8.125%, 03/15/19 (e)	100,750
200,000	Penske Auto Group, Inc., 7.750%, 12/15/16	204,000

		455,125

	Textiles, Apparel & Luxury Goods — 0.1%
250,000	Hanesbrands, Inc., 6.375%, 12/15/20	242,500
250,000	Polymer Group, Inc., 7.750%, 02/01/19 (e)	250,625

		493,125

	Total Consumer Discretionary	5,807,524

	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
125,000	Pantry, Inc. (The), 7.750%, 02/15/14	124,688
200,000	SUPERVALU, Inc., 7.500%, 11/15/14	200,000
100,000	U.S. Foodservice, 8.500%, 06/30/19 (e)	97,375

		422,063

	Food Products — 0.0% (g)
300,000	Del Monte Foods Co., 7.625%, 02/15/19 (e)	303,000

	Total Consumer Staples	725,063

	Energy — 0.2%
	Energy Equipment & Services — 0.0% (g)
100,000	Basic Energy Services, Inc., 7.750%, 02/15/19 (e)	100,500
150,000	SESI LLC, 6.375%, 05/01/19 (e)	148,500
200,000	Unit Corp., 6.625%, 05/15/21	200,000

		449,000

	Oil, Gas & Consumable Fuels — 0.2%
150,000	Alpha Natural Resources, Inc., 6.000%, 06/01/19	149,625
150,000	Arch Coal, Inc., 7.000%, 06/15/19 (e)	149,625
200,000	Chaparral Energy, Inc., 8.875%, 02/01/17	206,999
200,000	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 05/15/19 (e)	198,000
200,000	Oasis Petroleum, Inc., 7.250%, 02/01/19 (e)	198,500
200,000	Penn Virginia Corp., 7.250%, 04/15/19	193,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
125,000	Plains Exploration & Production Co., 7.750%, 06/15/15	129,531

		1,225,780

	Total Energy	1,674,780

	Financials — 0.1%
	Capital Markets — 0.0% (g)
150,000	Nuveen Investments, Inc., 10.500%, 11/15/15	153,375

	Consumer Finance — 0.0% (g)
200,000	Ally Financial, Inc., 7.500%, 09/15/20	209,000

	Diversified Financial Services — 0.1%
250,000	CIT Group, Inc., 7.000%, 05/02/16 (e)	249,062
145,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.250%, 04/01/15	150,438
100,000	Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC 8.500%, 05/15/18 (e)	98,250

		497,750

	Real Estate Investment Trusts (REITs) — 0.0% (g)
150,000	Felcor Lodging LP, 6.750%, 06/01/19 (e)	144,000
150,000	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 05/01/21 (e)	147,375

		291,375

	Total Financials	1,151,500

	Health Care — 0.1%
	Health Care Equipment & Supplies — 0.0% (g)
150,000	DJO Finance LLC/DJO Finance Corp., 7.750%, 04/15/18 (e)	149,438

	Health Care Providers & Services — 0.1%
350,000	HCA Holdings, Inc., 7.750%, 05/15/21 (e)	363,125
150,000	Tenet Healthcare Corp., 8.000%, 08/01/20	152,438
300,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18	309,750

		825,313

	Pharmaceuticals — 0.0% (g)
150,000	Valeant Pharmaceuticals International, 6.750%, 10/01/17 (e)	147,000

	Total Health Care	1,121,751

	Industrials — 0.2%
	Aerospace & Defense — 0.0% (g)
150,000	Huntington Ingalls Industries, Inc., 7.125%, 03/15/21 (e)	155,250

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Air Freight & Logistics — 0.0% (g)
200,000	AMGH Merger Sub, Inc., 9.250%, 11/01/18 (e)	211,000

	Building Products — 0.0% (g)
150,000	USG Corp., 9.750%, 01/15/18	147,750

	Commercial Services & Supplies — 0.1%
200,000	ARAMARK Holdings Corp., PIK, 8.625%, 05/01/16 (e)	203,500
150,000	CDRT Merger Sub, Inc., 8.125%, 06/01/19 (e)	150,000
150,000	Iron Mountain, Inc., 8.000%, 06/15/20	155,250
200,000	RR Donnelley & Sons Co., 7.250%, 05/15/18	200,000

		708,750

	Road & Rail — 0.1%
250,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	253,125
300,000	Hertz Corp. (The), 6.750%, 04/15/19 (e)	297,000
250,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 02/01/21	248,750

		798,875

	Total Industrials	2,021,625

	Information Technology — 0.1%
	Communications Equipment — 0.0% (g)
125,000	Avaya, Inc., 9.750%, 11/01/15	127,500
250,000	CommScope, Inc., 8.250%, 01/15/19 (e)	257,500

		385,000

	Electronic Equipment & Instruments — 0.0% (g)
200,000	Sanmina-SCI Corp., 7.000%, 05/15/19 (e)	189,000

	IT Services — 0.0% (g)
350,000	SunGard Data Systems, Inc., 7.625%, 11/15/20	353,500

	Semiconductors & Semiconductor Equipment — 0.1%
250,000	Advanced Micro Devices, Inc., 7.750%, 08/01/20	257,500
250,000	MEMC Electronic Materials, Inc., 7.750%, 04/01/19 (e)	246,875
200,000	Sensata Technologies B.V., (Netherlands), 6.500%, 05/15/19 (e)	199,500

		703,875

	Software — 0.0% (g)
200,000	MedAssets, Inc., 8.000%, 11/15/18 (e)	198,000

	Total Information Technology	1,829,375

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.0% (g)
	Chemicals — 0.0% (g)
150,000	Ferro Corp., 7.875%, 08/15/18	155,625
175,000	Huntsman International LLC, 5.500%, 06/30/16	172,156
100,000	Ineos Group Holdings plc, (United Kingdom), 8.500%, 02/15/16 (e)	98,750

		426,531

	Metals & Mining — 0.0% (g)
200,000	AK Steel Corp., 7.625%, 05/15/20	205,000
200,000	JMC Steel Group, 8.250%, 03/15/18 (e)	203,000

		408,000

	Paper & Forest Products — 0.0% (g)
200,000	Sappi Papier Holding GmbH, (Austria), 6.625%, 04/15/21 (e)	194,500

	Total Materials	1,029,031

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
150,000	Frontier Communications Corp., 8.500%, 04/15/20	163,500
200,000	GCI, Inc., 6.750%, 06/01/21 (e)	200,000
150,000	PAETEC Holding Corp., 9.875%, 12/01/18 (e)	155,438
200,000	West Corp., 7.875%, 01/15/19 (e)	194,000
250,000	Windstream Corp., 7.750%, 10/15/20	261,875

		974,813

	Wireless Telecommunication Services — 0.0% (g)
200,000	Buccaneer Merger Sub, Inc., 9.125%, 01/15/19 (e)	208,000
150,000	Sprint Nextel Corp., 6.000%, 12/01/16	149,813

		357,813

	Total Telecommunication Services	1,332,626

	Utilities — 0.2%
	Gas Utilities — 0.1%
200,000	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	197,500
150,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21 (e)	141,750
150,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	151,875

		491,125

	Independent Power Producers & Energy Traders — 0.1%
150,000	AES Corp. (The), 7.375%, 07/01/21 (e)	152,250
200,000	Calpine Corp., 7.500%, 02/15/21 (e)	204,000

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	33

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Independent Power Producers & Energy Traders — Continued
200,000	GenOn Energy, Inc., 7.875%, 06/15/17	201,000
	NRG Energy, Inc.,
100,000	7.875%, 05/15/21 (e)	99,750
200,000	8.250%, 09/01/20	204,000

		861,000

	Total Utilities	1,352,125

	Total Corporate Bonds (Cost $18,347,088)	18,045,400

Structured Notes — 6.6%
	U.S. Equity — 2.3%
12,000,000	Barclays Bank plc, Return Enhanced Notes, Linked to the S&P 500 Index, maximum return of 20.000%, due 12/30/11 (a)	12,412,800
9,700,000	Deutsche Bank AG, Enhanced Participation Securities, Linked to the Philadelphia Oil Service Sector Index, maximum return of 15.300%, due 09/22/11 (a)	9,617,841

		22,030,641

	International Equity — 2.6%
12,200,000	Credit Suisse AG, Return Enhanced Notes, Linked to the EURO STOXX 50 Index, maximum return of 26.000%, due 10/27/11 (a)	12,761,200
12,000,000	Deutsche Bank AG, Enhanced Participation Securities, Linked to the Dow Jones EURO STOXX 50 Index, maximum return of 25.400%, due 08/05/11 (a)	12,390,960

		25,152,160

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Alternative Assets — 1.7%
19,000,000	HSBC USA, Inc., Return Enhanced Notes, Linked to the U.S. Dollar-Adjusted Return of the Hang Seng China Enterprises Index, maximum return of 19.500%, due 10/19/11 (a)	17,561,700
	Total Structured Notes (Cost $64,900,000)	64,744,501

	Total Investments — 99.2% (Cost $915,778,378)	967,737,429
	Other Assets in Excess of Liabilities — 0.8%	8,007,285

	NET ASSETS — 100.0%	$975,744,714

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	90.9%
Japan	1.4
United Kingdom	1.2
France	1.0
Switzerland	1.0
Others (each less than 1.0%)	4.5

*	Percentages indicated are based upon total investments as of June 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

JPMorgan Access Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
FDR	— Fiduciary Depositary Receipt
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
PIK	— Payment-In-Kind
SPDR	— Standard & Poor’s Depository Receipts
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2011.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated,

this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of June 30, 2011

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. to the financial statements are as follows:

Fund	Value	Percentage
Access Balanced Fund	$69,669,944	5.4%
Access Growth Fund	50,627,815	5.2

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Fund’s financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$622,974,659	$605,706,480
Investments in affiliates, at value	657,732,495	362,030,949

Total investment securities, at value	1,280,707,154	967,737,429
Cash	274,337	34,516
Foreign currency, at value	618,253	448,733
Receivables:
Investment securities sold	22,679,119	13,133,291
Fund shares sold	2,082,383	2,534,706
Interest and dividends	2,492,068	1,369,110
Tax reclaims	74,449	48,152
Due from Affiliate (See Note 3)	8,465	—

Total Assets	1,308,936,228	985,305,937

LIABILITIES:
Payables:
Dividends	4,281,182	1,317,654
Investment securities purchased	21,470,557	6,941,061
Fund shares redeemed	667,991	226,515
Accrued liabilities:
Investment advisory fees	821,516	621,155
Administration fees	89,489	67,405
Shareholder servicing fees	214,048	157,510
Distribution fees	17,147	25,117
Custodian and accounting fees	109,985	80,281
Trustees’ and Chief Compliance Officer’s fees	1,517	1,163
Other	89,315	123,362

Total Liabilities	27,762,747	9,561,223

Net Assets	$1,281,173,481	$975,744,714

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid in capital	$1,184,190,197	$890,547,939
Accumulated undistributed (distributions in excess of) net investment income	119,521	(176,529)
Accumulated net realized gains (losses)	36,064,622	33,405,323
Net unrealized appreciation (depreciation)	60,799,141	51,967,981

Total Net Assets	$1,281,173,481	$975,744,714

Net Assets:
Class A	$11,975,971	$16,385,606
Class C	24,398,962	36,338,504
Institutional Class	56,669,731	41,466,055
Select Class	1,188,128,817	881,554,549

Total	$1,281,173,481	$975,744,714

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	723,535	956,250
Class C	1,475,910	2,125,806
Institutional Class	3,419,389	2,416,947
Select Class	71,703,226	51,384,559

Net asset value :
Class A — Redemption price per share	$16.55	$17.14
Class C — Offering price per share (a)	16.53	17.09
Institutional Class — Offering and redemption price per share	16.57	17.16
Select Class — Offering and redemption price per share	16.57	17.16
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.33	$17.95

Cost of investments in non-affiliates	$592,400,762	$576,497,116
Cost of investments in affiliates	627,519,586	339,281,262
Cost of foreign currency	611,485	443,597

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	37

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$458,836	$307,514
Dividend income from non-affiliates	14,424,552	8,930,278
Dividend income from affiliates	17,747,964	7,730,358
Foreign taxes withheld	(149,927)	(98,165)

Total investment income	32,481,425	16,869,985

EXPENSES:
Investment advisory fees	11,888,422	8,068,059
Administration fees	1,069,740	724,992
Distribution fees:
Class A	24,975	35,230
Class C	146,562	214,606
Shareholder servicing fees:
Class A	24,975	35,230
Class C	48,854	71,535
Institutional Class	39,375	20,588
Select Class	2,799,828	1,858,771
Custodian and accounting fees	302,356	236,591
Interest expense to affiliates	278	97
Professional fees	133,635	143,984
Trustees’ and Chief Compliance Officer’s fees	10,441	7,186
Printing and mailing costs	62,428	63,477
Registration and filing fees	58,872	56,939
Transfer agent fees	16,026	14,800
Excise tax expense	60,199	1,993
Other	19,352	12,333

Total expenses	16,706,318	11,566,411

Less amounts waived	(3,335,802)	(2,396,733)
Less earnings credits	(441)	(188)
Less expense reimbursements	(60,199)	(1,993)

Net expenses	13,309,876	9,167,497

Net investment income (loss)	19,171,549	7,702,488

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	41,289,019	25,147,899
Investments in affiliates	14,505,710	19,373,369
Payment by affiliate (See Note 3)	16,930	—
Foreign currency transactions	10,163	(25,881)

Net realized gain (loss)	55,821,822	44,495,387

Distributions of realized gains by investment company affiliates	2,857,421	852,477

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	57,363,686	47,605,298
Investments in affiliates	34,535,778	29,563,591
Foreign currency translations	10,332	7,689

Change in net unrealized appreciation (depreciation)	91,909,796	77,176,578

Net realized/unrealized gains (losses)	150,589,039	122,524,442

Change in net assets resulting from operations	$169,760,588	$130,226,930

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Year Ended 6/30/2011	Period Ended 6/30/2010 (a)	Year Ended 6/30/2011	Period Ended 6/30/2010 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,171,549	$7,736,480	$7,702,488	$3,173,988
Net realized gain (loss)	55,821,822	(21,187,826)	44,495,387	(12,053,132)
Distributions of realized gains by investment company affiliates	2,857,421	276,668	852,477	136,341
Change in net unrealized appreciation (depreciation)	91,909,796	(31,110,655)	77,176,578	(25,208,597)

Change in net assets resulting from operations	169,760,588	(44,285,333)	130,226,930	(33,951,400)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(154,214)	(19,973)	(109,845)	(9,758)
Class C
From net investment income	(210,381)	(18,503)	(114,948)	(4,230)
Institutional Class
From net investment income	(792,443)	(157,516)	(244,918)	(76,429)
Select Class
From net investment income	(19,664,208)	(7,534,964)	(7,465,515)	(3,055,136)

Total distributions to shareholders	(20,821,246)	(7,730,956)	(7,935,226)	(3,145,553)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	106,613,604	1,077,636,824	247,561,080	642,988,883

NET ASSETS :
Change in net assets	255,552,946	1,025,620,535	369,852,784	605,891,930
Beginning of period	1,025,620,535	—	605,891,930	—

End of period	$1,281,173,481	$1,025,620,535	$975,744,714	$605,891,930

Accumulated undistributed (distributions in excess of) net investment income	$119,521	$78,805	$(176,529)	$46,506

(a)	Commencement of operations was September 30, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Year Ended 6/30/2011	Period Ended 6/30/2010 (a)	Year Ended 6/30/2011	Period Ended 6/30/2010 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,735,084	$7,736,332	$8,434,024	$9,502,767
Dividends and distributions reinvested	154,214	19,973	109,575	9,735
Cost of shares redeemed	(4,043,422)	(378,422)	(2,780,937)	(255,898)
Redemption fees	160	49	463	53

Change in net assets from Class A capital transactions	$3,846,036	$7,377,932	$5,763,125	$9,256,657

Class C
Proceeds from shares issued	$8,402,382	$15,927,299	$14,821,032	$22,511,256
Dividends and distributions reinvested	210,381	18,503	114,948	4,230
Cost of shares redeemed	(267,873)	(1,319,363)	(2,076,154)	(1,675,017)
Redemption fees	310	101	924	115

Change in net assets from Class C capital transactions	$8,345,200	$14,626,540	$12,860,750	$20,840,584

Institutional Class
Proceeds from shares issued	$27,006,773	$40,137,241	$30,275,588	$10,262,120
Dividends and distributions reinvested	1,033	488	643	392
Cost of shares redeemed	(6,832,879)	(6,280,582)	(574,642)	—
Redemption fees	688	238	553	62

Change in net assets from Institutional Class capital transactions	$20,175,615	$33,857,385	$29,702,142	$10,262,574

Select Class
Proceeds from shares issued	$265,924,973	$1,092,230,891	$317,399,392	$641,095,663
Dividends and distributions reinvested	29,149	2,106	56,385	7,538
Cost of shares redeemed	(191,728,169)	(70,465,182)	(118,245,841)	(38,477,766)
Redemption fees	20,800	7,152	25,127	3,633

Change in net assets from Select Class capital transactions	$74,246,753	$1,021,774,967	$199,235,063	$602,629,068

Total change in net assets from capital transactions	$106,613,604	$1,077,636,824	$247,561,080	$642,988,883

SHARE TRANSACTIONS:
Class A
Issued	474,316	503,916	519,363	607,906
Reinvested	9,473	1,356	6,586	655
Redeemed	(241,726)	(23,800)	(161,538)	(16,722)

Change in Class A Shares	242,063	481,472	364,411	591,839

Class C
Issued	523,716	1,041,817	898,735	1,448,425
Reinvested	12,941	1,254	6,900	267
Redeemed	(16,451)	(87,367)	(123,274)	(105,247)

Change in Class C Shares	520,206	955,704	782,361	1,343,445

Institutional Class
Issued	1,636,827	2,626,390	1,787,496	662,534
Reinvested	64	32	39	25
Redeemed	(431,070)	(412,854)	(33,147)	—

Change in Institutional Class Shares	1,205,821	2,213,568	1,754,388	662,559

Select Class
Issued	16,528,526	71,696,068	19,163,279	41,862,889
Reinvested	1,786	142	3,369	507
Redeemed	(11,897,021)	(4,626,275)	(7,141,812)	(2,503,673)

Change in Select Class Shares	4,633,291	67,069,935	12,024,836	39,359,723

(a)	Commencement of operations was September 30, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
Access Balanced Fund
Class A
Year Ended June 30, 2011	$14.49	$0.22	(g)	$2.08	(h)	$2.30	$(0.24)	$—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.11	(g)	(0.51)		(0.40)	(0.11)	—	(i)

Class C
Year Ended June 30, 2011	14.48	0.14	(g)	2.08	(h)	2.22	(0.17)	—	(i)
January 4, 2010 (k) through June 30, 2010	15.52	0.03	(g)	(1.05)		(1.02)	(0.02)	—	(i)

Institutional Class
Year Ended June 30, 2011	14.50	0.29	(g)	2.08	(h)	2.37	(0.30)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(g)	(0.49)		(0.35)	(0.15)	—	(i)

Select Class
Year Ended June 30, 2011	14.50	0.26	(g)	2.09	(h)	2.35	(0.28)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(g)	(0.51)		(0.37)	(0.13)	—	(i)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds (including J.P. Morgan Funds, other open-end investment companies and Exchange Traded Funds).
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was less than $0.01 or 0.01% impact to the net realized and unrealized gains (losses) on investments per share or total return.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$16.55	15.93	%(h)	$11,976	1.36%	1.36%	1.64%	112%
14.49	(2.69)		6,977	1.28	0.94	1.66	96

16.53	15.34	(h)	24,399	1.86	0.88	2.15	112
14.48	(6.56)		13,837	1.77	0.44	2.15	96

16.57	16.43	(h)	56,670	0.96	1.77	1.24	112
14.50	(2.40)		32,108	0.88	1.24	1.26	96

16.57	16.26	(h)	1,188,129	1.11	1.62	1.40	112
14.50	(2.51)		972,699	1.01	1.20	1.41	96

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Access Growth Fund
Class A
Year Ended June 30, 2011	$14.43	$0.12	(g)	$2.72	$2.84	$(0.13)	$—	(h)
September 30, 2009 (i) through June 30, 2010	15.00	0.06	(g)	(0.54)	(0.48)	(0.09)	—	(h)

Class C
Year Ended June 30, 2011	14.41	0.04	(g)	2.71	2.75	(0.07)	—	(h)
January 4, 2010 (j) through June 30, 2010	15.69	—	(g)(h)	(1.27)	(1.27)	(0.01)	—	(h)

Institutional Class
Year Ended June 30, 2011	14.44	0.19	(g)	2.72	2.91	(0.19)	—	(h)
September 30, 2009 (i) through June 30, 2010	15.00	0.09	(g)	(0.53)	(0.44)	(0.12)	—	(h)

Select Class
Year Ended June 30, 2011	14.44	0.16	(g)	2.73	2.89	(0.17)	—	(h)
September 30, 2009 (i) through June 30, 2010	15.00	0.11	(g)	(0.57)	(0.46)	(0.10)	—	(h)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds (including J.P. Morgan Funds, other open-end investment companies and Exchange Traded Funds).
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$17.14	19.69%	$16,386	1.36%	0.75%	1.66%	108%
14.43	(3.27)	8,539	1.31	0.55	1.69	88

17.09	19.09	36,339	1.86	0.23	2.16	108
14.41	(8.12)	19,365	1.80	0.02	2.18	88

17.16	20.20	41,466	0.97	1.11	1.25	108
14.44	(2.99)	9,569	0.89	0.80	1.30	88

17.16	20.02	881,555	1.11	0.98	1.41	108
14.44	(3.09)	568,419	1.03	0.93	1.45	88

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The Access Balanced Fund and Access Growth Fund commenced operations on September 30, 2009. All share classes, with the exception of Class C Shares, commenced operations on September 30, 2009. Class C Shares commenced operations on January 4, 2010.

Select Class Shares are publicly offered on a limited basis. Effective November 30, 2009, Institutional Class Shares were publicly offered on a limited basis. Effective January 4, 2010, Class A Shares and Class C Shares were publicly offered on a limited basis. Prior to November 30, 2009 and January 4, 2010, Institutional Shares and Class A Shares, respectively, were not publicly offered for investment. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in each Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s current day closing net asset value per share. Structured notes are priced generally at the bid received from the issuer of such note. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

See Note 2.B. for further details on structured notes.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

46	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$18,053,334	$8,288,384	$—	$26,341,718
Consumer Staples	11,595,665	16,529,845	—	28,125,510
Energy	19,438,604	5,254,579	—	24,693,183
Financials	15,393,368	9,682,756	—	25,076,124
Health Care	22,176,141	8,137,615	—	30,313,756
Industrials	23,176,842	13,569,530	—	36,746,372
Information Technology	28,150,571	7,835,966	—	35,986,537
Materials	11,098,820	9,838,734	—	20,937,554
Telecommunication Services	1,146,056	6,599,586	—	7,745,642
Utilities	3,354,463	4,811,669	—	8,166,132

Total Common Stocks	153,583,864	90,548,664	—	244,132,528

Preferred Stocks
Consumer Discretionary	—	194,960	—	194,960
Consumer Staples	—	544,483	—	544,483
Information Technology	—	344,313	—	344,313

Total Preferred Stocks	—	1,083,756	—	1,083,756

Debt Securities
Convertible Bonds
Consumer Discretionary	—	515,313	—	515,313
Energy	—	394,125	—	394,125
Health Care	—	403,000	—	403,000
Industrials	—	208,750	—	208,750
Information Technology	—	361,263	—	361,263
Materials	—	246,250	—	246,250

Total Convertible Bonds	—	2,128,701	—	2,128,701

Corporate Bonds
Consumer Discretionary	—	8,373,036	—	8,373,036
Consumer Staples	—	1,049,875	—	1,049,875
Energy	—	2,474,280	—	2,474,280
Financials	—	1,704,939	—	1,704,939
Health Care	—	1,527,781	—	1,527,781
Industrials	—	3,167,313	—	3,167,313
Information Technology	—	2,630,125	—	2,630,125
Materials	—	1,531,250	—	1,531,250
Telecommunication Services	—	2,024,844	—	2,024,844
Utilities	—	2,028,188	—	2,028,188

Total Corporate Bonds	—	26,511,631	—	26,511,631

Investment Companies	945,275,448	—	—	945,275,448
Structured Notes	—	61,575,090	—	61,575,090

Total Investments in Securities	$1,098,859,312	$181,847,842	$—	$1,280,707,154

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$16,738,907	$5,407,921	$—	$22,146,828
Consumer Staples	10,213,901	11,165,259	—	21,379,160
Energy	15,873,622	4,055,496	—	19,929,118
Financials	14,025,976	7,140,850	—	21,166,826
Health Care	19,255,414	5,404,743	—	24,660,157
Industrials	21,318,893	10,439,186	—	31,758,079
Information Technology	25,278,964	5,358,741	—	30,637,705
Materials	10,082,134	7,550,495	—	17,632,629
Telecommunication Services	953,752	5,235,194	—	6,188,946
Utilities	2,611,809	4,198,795	—	6,810,604

Total Common Stocks	136,353,372	65,956,680	—	202,310,052

Preferred Stocks
Consumer Discretionary	—	170,987	—	170,987
Consumer Staples	—	440,176	—	440,176
Information Technology	—	147,563	—	147,563

Total Preferred Stocks	—	758,726	—	758,726

Debt Securities
Convertible Bonds
Consumer Discretionary	—	309,188	—	309,188
Energy	—	246,874	—	246,874
Health Care	—	252,500	—	252,500
Industrials	—	104,375	—	104,375
Information Technology	—	219,751	—	219,751
Materials	—	147,750	—	147,750

Total Convertible Bonds	—	1,280,438	—	1,280,438

Corporate Bonds
Consumer Discretionary	—	5,807,524	—	5,807,524
Consumer Staples	—	725,063	—	725,063
Energy	—	1,674,780	—	1,674,780
Financials	—	1,151,500	—	1,151,500
Health Care	—	1,121,751	—	1,121,751
Industrials	—	2,021,625	—	2,021,625
Information Technology	—	1,829,375	—	1,829,375
Materials	—	1,029,031	—	1,029,031
Telecommunication Services	—	1,332,626	—	1,332,626
Utilities	—	1,352,125	—	1,352,125

Total Corporate Bonds	—	18,045,400	—	18,045,400

Investment Companies	680,598,312	—	—	680,598,312
Structured Notes	—	64,744,501	—	64,744,501

Total Investments in Securities	$816,951,684	$150,785,745	$—	$967,737,429

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

B. Structured Notes — The Funds invest in structured notes, whose values are linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Trustees, based upon values provided by the issuer of the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as unrealized appreciation or depreciation in the Statement of Operations. The Funds record a realized gain or loss when a structured note is sold or matures.

48	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

C. Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers:

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Dividend/ Interest Income	Shares at June 30, 2011	Value at June 30, 2011
Access Balanced Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$14,493,575	$33,000,000	$14,883,800	$283,800	$—	1,810,549	$35,667,822
JPMorgan Asia Equity Fund, Institutional Class Shares	—	16,700,000	15,846,432	(853,568)	54,487	—	—
JPMorgan Core Bond Fund, Class R6 Shares	49,730,832	5,200,000	55,170,481	971,604	877,664	—	—
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	82,300,000	7,600,000	(64,878)	3,159,652	9,152,111	75,047,314
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	21,883,777	2,500,030	28,523,213	4,115,683	173,935	—	—
JPMorgan Equity Income Fund, Select Class Shares	—	33,500,000	5,000,000	192,719	281,645	3,160,601	30,025,713
JPMorgan Growth Advantage Fund, Select Class Shares	36,185,209	14,700,000	24,800,000	(657,104)	—	3,774,880	35,446,120
JPMorgan High Yield Fund, Class R6 Shares	49,471,844	56,500,000	16,677,858	1,175,968	8,130,903	11,674,262	95,612,208
JPMorgan Inflation Managed Bond Fund, Select Class Shares	—	49,300,000	—	—	237,691	4,708,056	49,622,913
JPMorgan International Currency Income Fund, Select Class Shares	—	61,900,000	12,000,000	134,507	314,037	4,441,274	51,696,426
JPMorgan International Value Fund, Institutional Class Shares	—	21,100,000	20,395,580	(704,420)	—	—	—
JPMorgan Large Cap Growth Fund, Select Class Shares	—	12,800,000	—	—	—	593,968	13,251,415
JPMorgan Mid Cap Core Fund, Select Class Shares	—	12,900,000	—	—	—	756,049	13,019,160
JPMorgan Mid Cap Value Fund, Institutional Class Shares	33,732,945	—	36,984,690	3,777,190	118,768	—	—
JPMorgan Multi-Sector Income Fund, Select Class Shares	—	27,800,000	—	—	27,667	2,766,741	27,639,740
JPMorgan Prime Money Market Fund, Institutional Class Shares	115,915,456	804,016,752	863,654,248	—	100,724	56,277,960	56,277,960
JPMorgan Realty Income Fund, Institutional Class Shares	9,257,046	—	—	—	251,148	1,183,766	12,311,161
JPMorgan Research Market Neutral Fund, Institutional Class Shares	24,379,425	18,000,000	42,125,245	(652,271)	—	—	—
JPMorgan Short Duration Bond Fund, Class R6 Shares	17,447,242	111,700,000	46,016,687	208,985	760,454	7,593,797	83,531,771

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Dividend/ Interest Income	Shares at June 30, 2011	Value at June 30, 2011
JPMorgan Small Cap Value Fund, Select Class Shares	4,424,353	—	4,535,327	122,655	—	—	—
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	47,633,590	16,800,000	66,470,849	2,343,719	1,201,569	—	—
JPMorgan Total Return Fund, Select Class Shares	48,413,170	5,100,000	32,060,790	1,622,422	1,520,212	2,135,143	22,354,942
JPMorgan U.S. Equity Fund, Institutional Class Shares	35,542,131	—	39,414,509	1,899,509	67,504	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	31,498,778	9,000,000	10,300,000	(111,732)	166,352	1,795,130	38,415,785
JPMorgan U.S. Real Estate Fund, Select Class Shares	14,396,671	3,400,000	20,885,070	4,185,070	226,010	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	—	23,400,000	6,400,000	64,938	77,542	932,080	17,812,045
JPMorgan Value Opportunities Fund, Institutional Class Shares	15,171,374	—	15,615,835	(691,665)	—	—	—

	$569,577,418			$17,363,131	$17,747,964		$657,732,495

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Dividend/ Interest Income	Shares at June 30, 2011	Value at June 30, 2011
Access Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$10,757,066	$40,500,000	$4,246,838	$(20,762)	—	2,564,024	$50,511,281
JPMorgan Asia Equity Fund, Institutional Class Shares	7,080,952	10,000,000	17,902,018	769,522	61,555	—	—
JPMorgan Core Bond Fund, Class R6 Shares	20,619,442	—	20,985,511	582,266	223,445	—	—
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	30,200,000	4,900,000	18,480	1,233,093	3,109,867	25,500,912
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	16,519,908	7,800,000	28,020,283	3,611,283	170,050	—	—
JPMorgan Equity Income Fund, Select Class Shares	22,125,735	—	27,341,543	4,441,544	342,370	—	—
JPMorgan Growth Advantage Fund, Select Class Shares	24,389,252	27,100,000	7,500,000	256,237	—	5,659,085	53,138,811
JPMorgan High Yield Fund, Class R6 Shares	22,087,333	20,800,000	9,353,409	631,582	3,262,192	4,429,136	36,274,621
JPMorgan Inflation Managed Bond Fund, Select Class Shares	—	18,200,000	—	—	70,362	1,729,560	18,229,560
JPMorgan International Currency Income Fund, Select Class Shares	—	37,300,000	9,700,000	255,173	208,158	2,487,428	28,953,668
JPMorgan International Value Fund, Institutional Class Shares	11,583,252	22,300,000	15,500,000	(572,376)	506,692	1,513,517	21,597,883
JPMorgan Mid Cap Core Fund, Select Class Shares	—	9,800,000	—	—	—	587,299	10,113,290
JPMorgan Mid Cap Value Fund, Institutional Class Shares	25,357,557	—	27,927,622	3,117,122	97,112	—	—
JPMorgan Multi-Sector Income Fund, Select Class Shares	—	20,000,000	—	—	15,106	1,991,041	19,890,498
JPMorgan Prime Money Market Fund, Institutional Class Shares	61,840,554	626,327,249	659,098,196	—	53,678	29,069,607	29,069,607

50	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain(Loss)	Dividend/ Interest Income	Shares at June 30, 2011	Value at June 30, 2011
JPMorgan Realty Income Fund, Institutional Class Shares	5,377,903	—	—	—	145,905	687,711	7,152,198
JPMorgan Research Market Neutral Fund, Institutional Class Shares	13,291,887	—	13,283,268	(215,497)	—	—	—
JPMorgan Short Duration Bond Fund, Class R6 Shares	—	18,900,000	18,939,833	39,833	63,697	—	—
JPMorgan Small Cap Value Fund, Select Class Shares	2,563,835	—	2,628,143	71,077	—	—	—
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	14,583,558	18,900,000	34,358,689	992,011	552,010	—	—
JPMorgan Total Return Fund, Select Class Shares	7,278,980	—	7,405,836	305,836	152,954	—	—
JPMorgan U.S. Equity Fund, Institutional Class Shares	24,248,949	—	28,242,887	2,657,887	64,695	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	18,077,674	18,000,000	—	—	95,472	1,917,913	41,043,338
JPMorgan U.S. Real Estate Fund, Select Class Shares	11,093,585	2,200,000	16,144,294	3,744,294	206,262	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	—	19,200,000	—	—	205,550	1,075,630	20,555,282
JPMorgan Value Opportunities Fund, Institutional Class Shares	12,864,545	—	13,549,334	(459,666)	—	—	—

	$331,741,967			$20,225,846	$7,730,358		$362,030,949

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. For the tax year ended 2010, the Access Balanced Fund and Access Growth Fund retained $1,844,264 and $192,701 in net investment income and incurred an excise tax of $60,199 and $1,993, respectively. An affiliate of JPMorgan Chase & Co. made a payment to reimburse the Fund for this amount (see Note 3.F.). The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Access Balanced Fund	$(60,199)	$1,690,413	$(1,630,214)
Access Growth Fund	(1,993)	9,703	(7,710)

The reclassifications for the Funds relate primarily to the tax character of the distributions from investments in regulated investment companies and non-taxable special dividends (Access Growth Fund).

J. Redemption Fees — Prior to May 2, 2011, generally, shares of the Funds held for less than 60 days were subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the Fund and credited to paid in capital. Effective May 2, 2011, shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). Each Fund’s assets are allocated to sub-advisors and the Advisor is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.00% based on each Fund’s respective average daily net assets.

J.P. Morgan Private Investments Inc. (“JPMPI”), a wholly-owned subsidiary of JPMorgan, Capital Guardian Trust Company (“Capital Guardian”), Fiduciary Management, Inc., (“FMI”), Manning and Napier Advisors, Inc., (“Manning & Napier”), Osterweis Capital Management, LLC (“Osterweis”), Shenkman Capital Management, Inc. (“Shenkman”), Tamro Capital Partners LLC (“TAMRO”), TimesSquare Capital Management LLC (“TimesSquare”) and Tradewinds Global Investors, LLC (“Tradewinds”) are sub-advisors for the Funds. Each is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Advisor, subject to review of the Board of Trustees. The Advisor monitors and evaluates JPMPI to help assure that it is managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Advisor pays JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of each Fund’s average monthly net assets managed by JPMPI.

52	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

At June 30, 2011, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	78.6%	77.0%
Capital Guardian	3.1	3.1
FMI	3.0	2.9
Manning & Napier	5.0	6.1
Osterweis	3.0	2.6
Shenkman	2.3	2.1
TAMRO	0.5	1.0
TimesSquare	1.0	1.1
Tradewinds	3.5	4.1

The Funds and the Advisor have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Advisor is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisors without such agreements being approved by the shareholders of the Funds. As such, the Funds and Advisor may hire, terminate, or replace non-affiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisors.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$7,933
Access Growth Fund	6,740

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.75%	2.25%	1.35%	1.50%
Access Growth Fund	1.75	2.25	1.35	1.50

The contractual expense limitation agreements were in effect for the year ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. Waivers associated with these agreements are detailed below as contractual waivers.

The shares of the affiliated Underlying Funds in which the Funds invest a portion of their assets impose a separate investment advisory fee and a shareholder servicing fee. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Advisor and Distributor will waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the Underlying Funds. These waivers are included in the voluntary waivers amounts below.

For the year ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Total
Access Balanced Fund	$10,078	$10,078
Access Growth Fund	10,217	10,217

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$2,809,402	$516,322	$3,325,724
Access Growth Fund	1,977,020	409,496	2,386,516

For the year ended June 30, 2011, an affiliate voluntarily reimbursed expenses in the amount of $60,199 and $1,993 for Access Balanced Fund and Access Growth Fund, respectively, related to the excise taxes incurred, as described in Note 2.G.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended June 30, 2011, the Access Balanced Fund and Access Growth Fund incurred $1,695 and $1,156, respectively, in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

54	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

During the year ended June 30, 2011, an affiliate of JPMCB made a payment to the Access Balanced Fund in the amount of $8,465 relating to an operational error. Additionally, a separate affiliate of JPMCB made a payment to Access Balanced Fund, subsequent to June 30, 2011, in the amount of $8,465 relating to the same operational error.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$1,444,407,254	$1,220,068,812
Access Growth Fund	1,122,722,659	814,196,194

During the year ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$1,219,567,340	$71,475,855	$10,336,041	$61,139,814
Access Growth Fund	915,826,486	60,605,958	8,695,015	51,910,943

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (PFICs), non-taxable special dividends, partnership basis outstanding, wash sale loss deferrals and return of capital from investments in regulated investment companies.

The tax character of distributions paid during the fiscal year ended June 30, 2011, was as follows:

	Total Distributions Paid From
	Ordinary Income	Total Distributions Paid
Access Balanced Fund	$20,821,246	$20,821,246
Access Growth Fund	7,935,226	7,935,226

The tax character of distributions paid during the fiscal year ended June 30, 2010, was as follows:

	Total Distributions Paid From
	Ordinary Income	Total Distributions Paid
Access Balanced Fund	$7,730,956	$7,730,956
Access Growth Fund	3,145,553	3,145,553

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$18,392,130	$21,739,331	$61,152,471
Access Growth Fund	16,517,064	18,114,573	51,920,022

For the Funds, the cumulative timing differences primarily consist of distributions payable, non-taxable special dividends, partnership basis outstanding, wash sale loss deferrals and return of capital from investments in regulated investment companies.

During the year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows:

Access Balanced Fund	$96,646
Access Growth Fund	428,640

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Net Capital losses and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2011, the Funds deferred to July 1, 2011 post-October capital losses of:

Currency Losses
Access Balanced Fund	$16,129
Access Growth Fund	35,130

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the year then ended. Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging market securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and Exchange Traded Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Mid Cap Core Fund	25%
JPMorgan Multi-Income Sector Fund	15

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their client’s holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Investment activities on behalf of these shareholders could impact the Funds. The Advisor held all of the Class A Shares as of the reporting date.

56	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	57

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

58	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	59

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

60	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011 and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,025.50	$6.78	1.35%
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class C
Actual	1,000.00	1,023.20	9.28	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Institutional Class
Actual	1,000.00	1,027.50	4.83	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Select Class
Actual	1,000.00	1,027.30	5.53	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

Access Growth Fund
Class A
Actual	1,000.00	1,025.60	6.88	1.37
Hypothetical	1,000.00	1,018.00	6.85	1.37
Class C
Actual	1,000.00	1,022.70	9.38	1.87
Hypothetical	1,000.00	1,015.52	9.35	1.87
Institutional Class
Actual	1,000.00	1,027.60	4.93	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Select Class
Actual	1,000.00	1,026.90	5.63	1.12
Hypothetical	1,000.00	1,019.24	5.61	1.12

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2011	JPMORGAN ACCESS FUNDS	61

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
Access Balanced Fund	22.57%
Access Growth Fund	11.30

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
Access Balanced Fund	$20,821,246
Access Growth Fund	7,935,226

62	JPMORGAN ACCESS FUNDS	JUNE 30, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-ACCESS-611

Annual Report

JPMorgan SmartRetirement Funds

June 30, 2011

JPMorgan SmartRetirement Income Fund®

JPMorgan SmartRetirement 2010 FundSM

JPMorgan SmartRetirement 2015 FundSM

JPMorgan SmartRetirement 2020 FundSM

JPMorgan SmartRetirement 2025 FundSM

JPMorgan SmartRetirement 2030 FundSM

JPMorgan SmartRetirement 2035 FundSM

JPMorgan SmartRetirement 2040 FundSM

JPMorgan SmartRetirement 2045 FundSM

JPMorgan SmartRetirement 2050 FundSM

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

Last summer, investors’ optimism about the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European governments to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Monetary stimulus and corporate profits move stocks higher

Despite periods of volatility, monetary and fiscal stimulus and strong corporate profits lifted stocks higher over the past year. As of the end of the 12-month reporting period ended June 30, 2011, the S&P 500 Index was at a level of 1,321, an increase of 30.7% from 12 months earlier.

Small cap growth stocks led all style categories for the 12-month reporting period, with the Russell 2000 Growth Index returning 43.5%. For the same period, the Russell Midcap Growth Index returned 43.3%, compared to 35.0% for the Russell 1000 Growth Index. In the value category, the Russell

Midcap Value Index returned 34.3%, outperforming both the Russell 2000 Value Index, which returned 31.4%, and the Russell 1000 Value index, which returned 28.9%.

Most U.S. Treasury yields rise amid softer economic data

In the U.S. bond markets, yields were generally volatile, but longer-term Treasury yields generally rose, while shorter-term yields declined as economic expectations weakened. The yield on the 10-year U.S. Treasury bond rose from 3.0% to 3.2% as of the end of the 12-month reporting period ended June 30, 2011, while yields on the 30-year U.S. Treasury bond increased from 3.9% to 4.4%. Yields on the 2-year U.S. Treasury bond dropped from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of 06/30/11 (in thousands)
JPMorgan SmartRetirement Income Fund	14.29%	12.62%	S&P Target Date Retirement Income Index	$295,932

JPMorgan SmartRetirement 2010 Fund	15.08%	16.23%	S&P Target Date 2010 Index	$296,402

JPMorgan SmartRetirement 2015 Fund	19.77%	19.46%	S&P Target Date 2015 Index	$505,084

JPMorgan SmartRetirement 2020 Fund	22.69%	22.33%	S&P Target Date 2020 Index	$1,024,348

JPMorgan SmartRetirement 2025 Fund	25.22%	24.77%	S&P Target Date 2025 Index	$400,811

JPMorgan SmartRetirement 2030 Fund	27.41%	26.73%	S&P Target Date 2030 Index	$909,456

JPMorgan SmartRetirement 2035 Fund	28.96%	28.25%	S&P Target Date 2035 Index	$259,542

JPMorgan SmartRetirement 2040 Fund	29.15%	29.31%	S&P Target Date 2040 Index	$654,911

JPMorgan SmartRetirement 2045 Fund	28.96%	29.88%	S&P Target Date 2045 Index**	$115,208

JPMorgan SmartRetirement 2050 Fund	29.34%	29.88%	S&P Target Date 2045 Index**	$119,673

*	Returns for the JPMorgan SmartRetirement 2025 Fund and the JPMorgan SmartRetirement 2035 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Fund Returns are based on Institutional Class Shares.
**	Formerly known as S&P Target Date 2045+ Index

2	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement Income Fund
Fixed Income	56.1%
U.S. Equity	20.0
International Equity	12.7
Money Market	7.5
Alternative Assets	2.9
U.S. Treasury Obligations	0.8

JPMorgan SmartRetirement 2010 Fund
Fixed Income	55.3%
U.S. Equity	19.1
International Equity	12.4
Money Market	9.5
Alternative Assets	2.9
U.S. Treasury Obligations	0.8

JPMorgan SmartRetirement 2015 Fund
Fixed Income	47.4%
U.S. Equity	28.6
International Equity	18.2
Alternative Assets	3.2
Money Market	1.8
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement 2020 Fund
Fixed Income	38.5%
U.S. Equity	34.8
International Equity	21.0
Alternative Assets	2.8
Money Market	1.9
U.S. Treasury Obligation	1.0

JPMorgan SmartRetirement 2025 Fund
U.S. Equity	38.6%
Fixed Income	28.6
International Equity	25.5
Alternative Assets	3.3
Money Market	2.9
U.S. Treasury Obligations	1.1

JPMorgan SmartRetirement 2030 Fund
U.S. Equity	42.7%
International Equity	28.5
Fixed Income	21.3
Alternative Assets	3.4
Money Market	2.6
U.S. Treasury Obligations	1.5

JPMorgan SmartRetirement 2035 Fund
U.S. Equity	47.9%
International Equity	31.1
Fixed Income	13.9
Alternative Assets	3.8
U.S. Treasury Obligations	1.8
Money Market	1.5

JPMorgan SmartRetirement 2040 Fund
U.S. Equity	47.0%
International Equity	31.0
Fixed Income	14.0
Alternative Assets	3.9
Money Market	2.5
U.S. Treasury Obligation	1.6

JPMorgan SmartRetirement 2045 Fund
U.S. Equity	47.2%
International Equity	31.4
Fixed Income	14.0
Alternative Assets	3.9
Money Market	2.1
U.S. Treasury Obligations	1.4

JPMorgan SmartRetirement 2050 Fund
U.S. Equity	47.8%
International Equity	31.1
Fixed Income	14.2
Alternative Assets	3.7
Money Market	1.7
U.S. Treasury Obligations	1.5

*	The percentages indicated are based upon total investments as of June 30, 2011. Each Fund’s composition is subject to change.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2010 Fund and the JPMorgan SmartRetirement 2015 Fund both seek total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

HOW DID THE MARKET PERFORM?

During the reporting period, investor sentiment was supported by strong corporate earnings, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan lowered investor confidence toward the end of the reporting period but stocks in most of the world’s capital markets still finished with gains.

U.S. stocks, as measured by the S&P 500 Index, returned 30.69% for the twelve months ended June 30, 2011, outperforming international and emerging markets stocks during the reporting period. Among U.S. stocks, small-and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across asset classes. Given investors’ increasing appetite for risk, fixed income securities underperformed stocks, as the Barclays Capital Intermediate Aggregate Bond Index returned 3.99% for the twelve months ended June 30, 2011. Emerging markets debt securities and high yield bonds (also known as “junk bonds”) were relatively strong during the reporting period, but still underperformed stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund each underperformed their respective S&P Target Date Benchmarks for the twelve months ended June 30, 2011. The JPMorgan SmartRetirement 2010 Fund’s conservative equity weight relative to the S&P Target Date 2010 Index caused its underperformance as equities outperformed fixed income securities during the reporting period. The JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 each had a lower allocation to U.S. equities relative to their respective S&P Target Date benchmarks, favoring international and emerging markets equities instead. This positioning caused their relative underperformance as U.S. equities outperformed emerging markets equities during the reporting period.

The remaining JPMorgan SmartRetirement Funds benefited from an overweight to equities relative to fixed income securities and their relative outperformance was driven by the Funds’ intermediate-term positioning, most notably their underweight of core fixed income in favor of high yield bonds, an asset class that was added to the S&P Target Date benchmarks late in the reporting period, and emerging markets debt, which is not represented in the S&P Target Date benchmarks. High Yield bonds and emerging markets debt outperformed core fixed income during the reporting period. The JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 also benefited from exposure to these two asset classes.

HOW WERE THE FUNDS POSITIONED?

The JPMorgan SmartRetirement Funds invested in underlying J.P. Morgan funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a rigorous, systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the JPMorgan SmartRetirement Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities (TIPS). The Funds’ portfolio managers also used futures contracts to help manage cash flows.

From an asset allocation perspective, the Funds’ portfolio managers increased the Funds’ exposure to emerging markets equities, as they believed that these stocks would benefit from continued economic growth. Within fixed income, the Funds’ portfolio managers maintained the Funds’ underweight to core bonds, preferring high yield bonds instead.

*	The advisor seeks to achieve the Funds’ objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement Income Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		14.07%	5.14%	4.97%
With Sales Charge*		8.95	4.18	4.03
CLASS C SHARES	5/15/06
Without CDSC		13.27	4.55	4.38
With CDSC**		12.27	4.55	4.38
CLASS R2 SHARES	11/3/08	13.81	5.00	4.84
INSTITUTIONAL CLASS SHARES	5/15/06	14.29	5.49	5.33
SELECT CLASS SHARES	5/15/06	14.14	5.32	5.16

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from May 15, 2006 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Return information for the Indexes is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Barclays Capital U.S. Aggregate Index to the S&P Target Date Retirement Income Index to better reflect the Fund’s investment strategy. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate

6	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

securities, mortgage pass-through securities, and asset-backed securities. The

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Mixed-Asset Target Allocation Conservative Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement 2010 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		14.77%	4.76%	4.54%
With Sales Charge*		9.58	3.80	3.60
CLASS C SHARES	5/15/06
Without CDSC		14.02	4.18	3.97
With CDSC**		13.02	4.18	3.97
CLASS R2 SHARES	11/3/08	14.46	4.63	4.42
INSTITUTIONAL CLASS SHARES	5/15/06	15.08	5.13	4.91
SELECT CLASS SHARES	5/15/06	14.95	4.96	4.75

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the S&P Target Date 2010 Index, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lipper Mixed-Asset Target 2010 Funds Index from May 15, 2006 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2010 Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Return information for the Indexes is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Barclays Capital U.S. Aggregate Index to the S&P Target Date 2010 Index to better reflect the Fund’s investment strategy. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate

8	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Mixed-Asset Target 2010 Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement 2015 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		19.47%	4.97%	4.67%
With Sales Charge*		14.06	4.00	3.73
CLASS C SHARES	5/15/06
Without CDSC		18.69	4.40	4.11
With CDSC**		17.69	4.40	4.11
CLASS R2 SHARES	11/3/08	19.21	4.84	4.55
INSTITUTIONAL CLASS SHARES	5/15/06	19.77	5.33	5.04
SELECT CLASS SHARES	5/15/06	19.62	5.18	4.89

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2015 Funds Index from May 15, 2006 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Return information for the Indexes is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index

10	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target 2015 Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement 2020 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		22.41%	5.01%	4.65%
With Sales Charge*		16.92	4.05	3.71
CLASS C SHARES	5/15/06
Without CDSC		21.51	4.42	4.07
With CDSC**		20.51	4.42	4.07
CLASS R2 SHARES	11/3/08	22.11	4.89	4.53
INSTITUTIONAL CLASS SHARES	5/15/06	22.69	5.38	5.02
SELECT CLASS SHARES	5/15/06	22.47	5.21	4.86

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2020 Funds Index from May 15, 2006 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Return information for the Indexes is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for

12	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target 2020 Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement 2025 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		25.08%	5.81%	2.65%
With Sales Charge*		19.47	4.19	1.44
CLASS C SHARES	7/31/07
Without CDSC		24.25	5.20	2.07
With CDSC**		23.25	5.20	2.07
CLASS R2 SHARES	11/3/08	24.75	5.56	2.46
INSTITUTIONAL CLASS SHARES	7/31/07	25.39	6.13	2.98
SELECT CLASS SHARES	7/31/07	25.22	5.98	2.84

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Return information for the Indexes is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target 2025 Funds Average represents the

14	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement 2030 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		27.05%	4.79%	4.42%
With Sales Charge*		21.30	3.82	3.48
CLASS C SHARES	5/15/06
Without CDSC		26.30	4.22	3.85
With CDSC**		25.30	4.22	3.85
CLASS R2 SHARES	11/3/08	26.84	4.67	4.31
INSTITUTIONAL CLASS SHARES	5/15/06	27.41	5.17	4.80
SELECT CLASS SHARES	5/15/06	27.21	5.00	4.63

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2030 Funds Index from May 15, 2006 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Return information for the Indexes is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target 2030 Funds

16	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement 2035 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		28.87%	5.71%	2.14%
With Sales Charge*		23.07	4.09	0.94
CLASS C SHARES	7/31/07
Without CDSC		27.96	5.09	1.57
With CDSC**		26.96	5.09	1.57
CLASS R2 SHARES	11/3/08	28.55	5.48	1.97
INSTITUTIONAL CLASS SHARES	7/31/07	29.13	6.05	2.48
SELECT CLASS SHARES	7/31/07	28.96	5.88	2.34

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and doesn’t include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Return information for the Indexes is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target 2035 Funds Average represents the

18	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement 2040 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		28.80%	4.78%	4.41%
With Sales Charge*		22.97	3.82	3.48
CLASS C SHARES	5/15/06
Without CDSC		28.01	4.20	3.84
With CDSC**		27.01	4.20	3.84
CLASS R2 SHARES	11/3/08	28.51	4.64	4.28
INSTITUTIONAL CLASS SHARES	5/15/06	29.15	5.15	4.78
SELECT CLASS SHARES	5/15/06	28.96	4.98	4.61

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Return information for the Indexes is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target 2040

20	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement 2045 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		28.68%	5.94%	2.43%
With Sales Charge*		22.85	4.33	1.23
CLASS C SHARES	7/31/07
Without CDSC		27.82	5.34	1.86
With CDSC**		26.82	5.34	1.86
CLASS R2 SHARES	11/3/08	28.34	5.71	2.26
INSTITUTIONAL CLASS SHARES	7/31/07	28.96	6.28	2.77
SELECT CLASS SHARES	7/31/07	28.71	6.11	2.61

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Return information for the Indexes is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target 2045 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

22	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement 2050 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		28.97%	5.94%	2.48%
With Sales Charge*		23.15	4.31	1.28
CLASS C SHARES	7/31/07
Without CDSC		28.20	5.32	1.91
With CDSC**		27.20	5.32	1.91
CLASS R2 SHARES	11/3/08	28.68	5.72	2.32
INSTITUTIONAL CLASS SHARES	7/31/07	29.34	6.27	2.83
SELECT CLASS SHARES	7/31/07	29.08	6.11	2.69

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2045 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2050+ Funds Average from July 31, 2007 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Return information for the Indexes is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target 2050+ Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

24	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.5% (b)
	Alternative Assets — 2.9%
220,885	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a) (m)	4,355,847
251,596	JPMorgan International Realty Fund, Class R5 Shares	2,495,837
162,201	JPMorgan Realty Income Fund, Class R5 Shares	1,686,894

	Total Alternative Assets	8,538,578

	Fixed Income — 55.1%
7,825,730	JPMorgan Core Bond Fund, Class R6 Shares	90,465,436
2,027,554	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	16,605,663
3,195,312	JPMorgan High Yield Fund, Class R6 Shares	26,169,603
1,887,284	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	19,891,975
1,013,209	JPMorgan Real Return Fund, Institutional Class Shares	10,020,632

	Total Fixed Income	163,153,309

	International Equity — 12.5%
275,944	JPMorgan Emerging Economies Fund, Class R5 Shares	4,139,164
349,571	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	8,581,980
207,225	JPMorgan Global Natural Resources Fund, Class R5 Shares (a) (m)	3,230,634
561,413	JPMorgan International Equity Fund, Class R6 Shares	8,089,964
601,435	JPMorgan International Opportunities Fund, Class R6 Shares	8,492,265
244,881	JPMorgan Intrepid International Fund, Institutional Class Shares	4,471,523

	Total International Equity	37,005,530

	Money Market — 7.4%
21,785,684	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	21,785,684

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 19.6%
1,468,258	JPMorgan Disciplined Equity Fund, Class R6 Shares	24,710,777
476,512	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	4,498,270
252,735	JPMorgan Intrepid America Fund, Class R5 Shares	6,240,018
100,764	JPMorgan Small Cap Equity Fund, Class R5 Shares	4,034,606
192,598	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	2,480,668
96,855	JPMorgan Small Cap Value Fund, Class R6 Shares	1,920,625
932,756	JPMorgan U.S. Equity Fund, Class R6 Shares	9,952,505
224,300	JPMorgan Value Advantage Fund, Institutional Class Shares	4,286,365

	Total U.S. Equity	58,123,834

	Total Investment Companies (Cost $260,390,684)	288,606,935

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
2,315,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $2,322,313)	2,325,128

	Total Investments — 98.3% (Cost $262,712,997)	290,932,063
	Other Assets in Excess of Liabilities — 1.7%	4,999,479

	NET ASSETS — 100.0%	$295,931,542

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
29	Amsterdam Index	07/15/11	$2,857,593	$29,172
2	TOPIX Index	09/08/11	211,043	7,792
32	S&P/Toronto 60 Index	09/15/11	5,057,888	42,144
7	10 Year Australian Government Bond	09/15/11	796,261	960
14	DAX	09/16/11	3,751,574	96,595
106	E-mini S&P 500	09/16/11	6,972,150	165,167
20	10 Year U.S. Treasury Note	09/21/11	2,446,562	14,014
18	10 Year Canadian Government Bond	09/21/11	2,314,086	6,323
12	Long Gilt	09/28/11	2,314,017	8,730

	Short Futures Outstanding
(10)	IBEX 35 Index	07/15/11	(1,489,739)	(40,066)
(78)	OMXS30 Index	07/15/11	(1,374,976)	(16,050)
(13)	Euro Bund	09/08/11	(2,365,543)	(6,216)
(1)	10 Year Japanese Government Bond	09/08/11	(1,751,941)	(3,234)
(10)	SFE SPI 200 Index	09/15/11	(1,233,701)	(22,452)
(94)	Dow Jones Euro STOXX 50 Index	09/16/11	(3,882,226)	(130,565)
(19)	E-mini Russell 2000	09/16/11	(1,568,260)	(79,652)
(23)	FTSE 100 Index	09/16/11	(2,178,840)	(54,865)
(43)	5 Year U.S. Treasury Note	09/30/11	(5,125,398)	(35,377)

				$(17,580)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.6% (b)
	Alternative Assets — 2.9%
215,428	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a) (m)	4,248,234
264,754	JPMorgan International Realty Fund, Class R5 Shares	2,626,360
154,322	JPMorgan Realty Income Fund, Class R5 Shares	1,604,950

	Total Alternative Assets	8,479,544

	Fixed Income — 55.4%
8,023,479	JPMorgan Core Bond Fund, Class R6 Shares	92,751,418
1,966,117	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	16,102,498
3,254,076	JPMorgan High Yield Fund, Class R6 Shares	26,650,880
1,837,363	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (m)	19,365,804
971,185	JPMorgan Real Return Fund, Institutional Class Shares	9,605,023

	Total Fixed Income	164,475,623

	International Equity — 12.4%
342,768	JPMorgan Emerging Economies Fund, Class R5 Shares	5,141,518
338,827	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	8,318,191
159,386	JPMorgan Global Natural Resources Fund, Class R5 Shares (a) (m)	2,484,829
580,192	JPMorgan International Equity Fund, Class R6 Shares	8,360,571
578,867	JPMorgan International Opportunities Fund, Class R6 Shares	8,173,600
244,253	JPMorgan Intrepid International Fund, Institutional Class Shares	4,460,062

	Total International Equity	36,938,771

	Money Market — 9.6%
28,378,837	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	28,378,837

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 19.3%
1,401,890	JPMorgan Disciplined Equity Fund, Class R6 Shares	23,593,816
484,490	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	4,573,586
254,690	JPMorgan Intrepid America Fund, Class R5 Shares	6,288,288
91,933	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,680,984
153,026	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	1,970,975
137,677	JPMorgan Small Cap Value Fund, Class R6 Shares	2,730,144
892,185	JPMorgan U.S. Equity Fund, Class R6 Shares	9,519,612
235,971	JPMorgan Value Advantage Fund, Institutional Class Shares	4,509,407

	Total U.S. Equity	56,866,812

	Total Investment Companies (Cost $268,619,761)	295,139,587

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
2,325,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $2,332,414)	2,335,172

	Total Investments — 100.4% (Cost $270,952,175)	297,474,759
	Liabilities in Excess of Other Assets — (0.4)%	(1,073,027)

	NET ASSETS — 100.0%	$296,401,732

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
29	Amsterdam Index	07/15/11	$2,857,593	$29,173
33	S&P/Toronto 60 Index	09/15/11	5,215,947	43,462
6	10 Year Australian Government Bond	09/15/11	682,509	823
14	DAX	09/16/11	3,751,574	96,595
129	E-mini S&P 500	09/16/11	8,484,975	252,491
51	10 Year U.S. Treasury Note	09/21/11	6,238,734	35,737
18	10 Year Canadian Government Bond	09/21/11	2,314,086	6,323
11	Long Gilt	09/28/11	2,121,182	8,002

	Short Futures Outstanding
(9)	IBEX 35 Index	07/15/11	(1,340,765)	(35,562)
(78)	OMXS30 Index	07/15/11	(1,374,976)	(16,050)
(12)	Euro Bund	09/08/11	(2,183,578)	(5,738)
(1)	10 Year Japanese Government Bond	09/08/11	(1,751,941)	(3,234)
(9)	SFE SPI 200 Index	09/15/11	(1,110,331)	(20,207)
(92)	Dow Jones Euro STOXX 50 Index	09/16/11	(3,799,625)	(105,054)
(13)	E-mini Russell 2000	09/16/11	(1,073,020)	(54,499)
(24)	FTSE 100 Index	09/16/11	(2,273,572)	(57,246)
(88)	5 Year U.S. Treasury Note	09/30/11	(10,489,187)	(56,930)

				$118,086

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 3.2%
106,525	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (a) (m)	2,100,666
699,895	JPMorgan International Realty Fund, Class R5 Shares	6,942,956
682,496	JPMorgan Realty Income Fund, Class R5 Shares	7,097,963

	Total Alternative Assets	16,141,585

	Fixed Income — 47.7%
13,720,773	JPMorgan Core Bond Fund, Class R6	158,612,141
3,043,810	JPMorgan Emerging Markets Debt Fun, Class R5 Shares	24,928,804
4,627,079	JPMorgan High Yield Fund, Class R6	37,895,777
1,292,903	JPMorgan Inflation Managed Bond Fund, Class R6 (m)	13,627,202
619,461	JPMorgan Real Return Fund, Institutional Class Shares	6,126,473

	Total Fixed Income	241,190,397

	International Equity — 18.4%
981,607	JPMorgan Emerging Economies Fund, Class R5 Shares	14,724,102
763,846	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	18,752,416
256,789	JPMorgan Global Natural Resources Fund, Class R5 Shares (a) (m)	4,003,335
1,524,320	JPMorgan International Equity Fund, Class R6	21,965,457
1,566,876	JPMorgan International Opportunities Fund, Class R6	22,124,288
611,882	JPMorgan Intrepid International Fund, Institutional Class Shares	11,172,968

	Total International Equity	92,742,566

	Money Market — 1.8%
9,100,220	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	9,100,220

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 28.8%
2,852,415	JPMorgan Disciplined Equity Fund, Class R6	48,006,146
1,354,710	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	12,788,461
804,830	JPMorgan Intrepid America Fund, Class R5 Shares	19,871,264
219,109	JPMorgan Small Cap Equity Fund, Class R5 Shares	8,773,108
416,908	JPMorgan Small Cap Growth Fund, Class R6 (a)	5,369,770
343,868	JPMorgan Small Cap Value Fund, Class R6	6,818,909
2,922,580	JPMorgan U.S. Equity Fund, Class R6 (m)	31,183,930
656,579	JPMorgan Value Advantage Fund, Institutional Class Shares	12,547,229

	Total U.S. Equity	145,358,817

	Total Investment Companies (Cost $452,194,137)	504,533,585

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
4,030,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (Cost $4,042,919)	4,047,631

	Total Investments — 100.7% (Cost $456,237,056)	508,581,216
	Liabilities in Excess of Other Assets — (0.7)%	(3,496,910)

	NET ASSETS — 100.0%	$505,084,306

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
44	Amsterdam Index	07/15/11	$4,335,658	$44,263
54	S&P/Toronto 60 Index	09/15/11	8,535,186	71,121
10	10 Year Australian Government Bond	09/15/11	1,137,515	1,371
22	DAX	09/16/11	5,895,331	151,810
245	E-mini S&P 500	09/16/11	16,114,875	454,776
111	10 Year U.S. Treasury Note	09/21/11	13,578,422	67,421
29	10 Year Canadian Government Bond	09/21/11	3,728,249	10,187
19	Long Gilt	09/28/11	3,663,860	13,821

	Short Futures Outstanding
(15)	IBEX 35 Index	07/15/11	(2,234,609)	(60,092)
(129)	OMXS30 Index	07/15/11	(2,273,999)	(26,545)
(20)	Euro Bund	09/08/11	(3,639,296)	(9,564)
(3)	TOPIX Index	09/08/11	(316,564)	(16,811)
(2)	10 Year Japanese Government Bond	09/08/11	(3,503,882)	(6,468)
(15)	SFE SPI 200 Index	09/15/11	(1,850,551)	(33,679)
(163)	Dow Jones Euro STOXX 50 Index	09/16/11	(6,731,944)	(186,135)
(10)	E-mini Russell 2000	09/16/11	(825,400)	(46,922)
(38)	FTSE 100 Index	09/16/11	(3,599,823)	(90,640)
(90)	5 Year U.S. Treasury Note	09/30/11	(10,727,578)	(14,536)

				$323,378

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.5% (b)
	Alternative Assets — 2.8%
1,045,388	JPMorgan International Realty Fund, Class R5 Shares	10,370,252
1,763,209	JPMorgan Realty Income Fund, Class R5 Shares	18,337,371

	Total Alternative Assets	28,707,623

	Fixed Income — 38.8%
24,186,404	JPMorgan Core Bond Fund, Class R6	279,594,831
5,597,694	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	45,845,114
8,730,641	JPMorgan High Yield Fund, Class R6	71,503,953

	Total Fixed Income	396,943,898

	International Equity — 21.1%
2,502,864	JPMorgan Emerging Economies Fund, Class R5 Shares	37,542,960
1,946,118	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	47,777,185
3,761,573	JPMorgan International Equity Fund, Class R6	54,204,264
3,677,289	JPMorgan International Opportunities Fund, Class R6 (m)	51,923,325
1,356,570	JPMorgan Intrepid International Fund, Institutional Class Shares	24,770,971

	Total International Equity	216,218,705

	Money Market — 1.9%
19,241,656	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	19,241,656

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 34.9%
6,830,388	JPMorgan Disciplined Equity Fund, Class R6	114,955,435
3,764,153	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	35,533,602
2,013,630	JPMorgan Intrepid America Fund, Class R5 Shares	49,716,517
452,380	JPMorgan Small Cap Equity Fund, Class R5 Shares	18,113,295
1,312,286	JPMorgan Small Cap Growth Fund, Class R6 (a) (m)	16,902,238
662,200	JPMorgan Small Cap Value Fund, Class R6	13,131,435
7,024,637	JPMorgan U.S. Equity Fund, Class R6 (m)	74,952,874
1,814,129	JPMorgan Value Advantage Fund, Institutional Class Shares	34,668,006

	Total U.S. Equity	357,973,402

	Total Investment Companies (Cost $899,753,195)	1,019,085,284

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
10,725,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $10,757,517)	10,771,922

	Total Investments — 100.5% (Cost $910,510,712)	1,029,857,206
	Liabilities in Excess of Other Assets — (0.5)%	(5,509,201)

	NET ASSETS — 100.0%	$1,024,348,005

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
93	Amsterdam Index	07/15/11	$9,164,005	$93,553
111	S&P/Toronto 60 Index	09/15/11	17,544,549	146,194
22	10 Year Australian Government Bond	09/15/11	2,502,533	3,016
32	E-mini Russell 2000	09/16/11	2,641,280	133,850
53	DAX	09/16/11	14,202,388	365,752
509	E-mini S&P 500	09/16/11	33,479,475	1,116,135
201	10 Year U.S. Treasury Note	09/21/11	24,587,953	140,846
61	10 Year Canadian Government Bond	09/21/11	7,842,179	21,429
39	Long Gilt	09/28/11	7,520,555	28,372

	Short Futures Outstanding
(263)	OMXS30 Index	07/15/11	(4,636,138)	(54,120)
(31)	IBEX 35 Index	07/15/11	(4,618,191)	(124,320)
(6)	TOPIX Index	09/08/11	(633,128)	(33,622)
(41)	Euro Bund	09/08/11	(7,460,558)	(19,606)
(3)	10 Year Japanese Government Bond	09/08/11	(5,255,823)	(9,701)
(32)	SFE SPI 200 Index	09/15/11	(3,947,842)	(71,848)
(349)	Dow Jones Euro STOXX 50 Index	09/16/11	(14,413,795)	(398,513)
(80)	FTSE 100 Index	09/16/11	(7,578,574)	(190,822)
(243)	5 Year U.S. Treasury Note	09/30/11	(28,964,461)	(122,411)

				$1,024,184

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 3.4%
599,415	JPMorgan International Realty Fund, Class R5 Shares	5,946,200
725,603	JPMorgan Realty Income Fund, Class R5 Shares	7,546,270

	Total Alternative Assets	13,492,470

	Fixed Income — 29.0%
6,021,458	JPMorgan Core Bond Fund, Class R6 Shares	69,608,051
2,144,948	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	17,567,125
3,528,140	JPMorgan High Yield Fund, Class R6 Shares	28,895,465

	Total Fixed Income	116,070,641

	International Equity — 25.8%
1,270,281	JPMorgan Emerging Economies Fund, Class R5 Shares	19,054,216
948,945	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	23,296,590
1,697,789	JPMorgan International Equity Fund, Class R6 Shares	24,465,134
1,747,623	JPMorgan International Opportunities Fund, Class R6 Shares (m)	24,676,431
657,711	JPMorgan Intrepid International Fund, Institutional Class Shares	12,009,803

	Total International Equity	103,502,174

	Money Market — 2.8%
11,208,471	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	11,208,471

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 39.0%
2,835,876	JPMorgan Disciplined Equity Fund, Class R6 Shares	47,727,792
1,738,909	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	16,415,302
914,725	JPMorgan Intrepid America Fund, Class R5 Shares	22,584,564
240,264	JPMorgan Small Cap Equity Fund, Class R5 Shares	9,620,181
427,669	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	5,508,376
347,666	JPMorgan Small Cap Value Fund, Class R6 Shares	6,894,209
2,974,856	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	31,741,710
840,625	JPMorgan Value Advantage Fund, Institutional Class Shares	16,064,348

	Total U.S. Equity	156,556,482

	Total Investment Companies (Cost $360,808,192)	400,830,238

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
4,545,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $4,559,193)	4,564,885

	Total Investments — 101.1% (Cost $365,367,385)	405,395,123
	Liabilities in Excess of Other Assets — (1.1)%	(4,584,393)

	NET ASSETS — 100.0%	$400,810,730

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
50	Amsterdam Index	07/15/11	$4,926,885	$50,297
59	S&P/Toronto 60 Index	09/15/11	9,325,481	77,709
9	10 Year Australian Government Bond	09/15/11	1,023,764	1,234
5	E-mini Russell 2000	09/16/11	412,700	229
30	DAX	09/16/11	8,039,088	206,936
321	E-mini S&P 500	09/16/11	21,113,775	672,749
127	10 Year U.S. Treasury Note	09/21/11	15,535,672	81,023
31	10 Year Canadian Government Bond	09/21/11	3,985,370	10,890
20	Long Gilt	09/28/11	3,856,695	14,550

	Short Futures Outstanding
(144)	OMXS30 Index	07/15/11	(2,538,418)	(29,630)
(16)	IBEX 35 Index	07/15/11	(2,383,583)	(64,015)
(1)	TOPIX Index	09/08/11	(105,521)	(5,604)
(21)	Euro Bund	09/08/11	(3,821,261)	(10,042)
(2)	10 Year Japanese Government Bond	09/08/11	(3,503,882)	(6,467)
(27)	SFE SPI 200 Index	09/15/11	(3,330,992)	(60,622)
(165)	Dow Jones Euro STOXX 50 Index	09/16/11	(6,814,545)	(188,405)
(38)	FTSE 100 Index	09/16/11	(3,599,823)	(90,640)
(154)	5 Year U.S. Treasury Note	09/30/11	(18,356,078)	(72,503)

				$587,689

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.4% (b)
	Alternative Assets — 3.4%
1,048,088	JPMorgan International Realty Fund, Class R5 Shares	10,397,038
2,015,106	JPMorgan Realty Income Fund, Class R5 Shares	20,957,098

	Total Alternative Assets	31,354,136

	Fixed Income — 21.5%
7,558,979	JPMorgan Core Bond Fund, Class R6 Shares	87,381,794
4,911,117	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	40,222,046
8,279,231	JPMorgan High Yield Fund, Class R6 Shares	67,806,905

	Total Fixed Income	195,410,745

	International Equity — 28.9%
3,265,817	JPMorgan Emerging Economies Fund, Class R5 Shares	48,987,258
2,380,509	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	58,441,490
4,146,211	JPMorgan International Equity Fund, Class R6 Shares (m)	59,746,907
4,477,010	JPMorgan International Opportunities Fund, Class R6 Shares (m)	63,215,374
1,723,508	JPMorgan Intrepid International Fund, Institutional Class Shares	31,471,252

	Total International Equity	261,862,281

	Money Market — 2.6%
23,411,465	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	23,411,465

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 43.0%
7,021,610	JPMorgan Disciplined Equity Fund, Class R6 Shares	118,173,704
4,283,822	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	40,439,280
2,224,239	JPMorgan Intrepid America Fund, Class R5 Shares	54,916,467
603,042	JPMorgan Small Cap Equity Fund, Class R5 Shares	24,145,792
1,187,135	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	15,290,295
873,574	JPMorgan Small Cap Value Fund, Class R6 Shares	17,322,978
7,691,620	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	82,069,590
2,066,060	JPMorgan Value Advantage Fund, Institutional Class Shares	39,482,413

	Total U.S. Equity	391,840,519

	Total Investment Companies (Cost $782,282,397)	903,879,146

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.5%
13,960,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $14,004,485)	14,021,075

	Total Investments — 100.9% (Cost $796,286,882)	917,900,221
	Liabilities in Excess of Other Assets — (0.9)%	(8,444,482)

	NET ASSETS — 100.0%	$909,455,739

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
163	Amsterdam Index	07/15/11	$16,061,644	$163,969
192	S&P/Toronto 60 Index	09/15/11	30,347,327	252,879
38	10 Year Australian Government Bond	09/15/11	4,322,557	5,210
96	DAX	09/16/11	25,725,081	662,402
912	E-mini S&P 500	09/16/11	59,986,800	2,008,744
344	10 Year U.S. Treasury Note	09/21/11	42,080,875	241,049
100	10 Year Canadian Government Bond	09/21/11	12,856,032	35,129
67	Long Gilt	09/28/11	12,919,928	48,741
	Short Futures Outstanding
(54)	IBEX 35 Index	07/15/11	(8,044,591)	(216,420)
(467)	OMXS30 Index	07/15/11	(8,232,230)	(96,097)
(70)	Euro Bund	09/08/11	(12,737,537)	(33,473)
(8)	TOPIX Index	09/08/11	(844,171)	(44,829)
(6)	10 Year Japanese Government Bond	09/08/11	(10,511,645)	(19,402)
(75)	SFE SPI 200 Index	09/15/11	(9,252,755)	(168,394)
(471)	Dow Jones Euro STOXX 50 Index	09/16/11	(19,452,428)	(537,355)
(1)	E-mini Russell 2000	09/16/11	(82,540)	(4,192)
(127)	FTSE 100 Index	09/16/11	(12,030,986)	(302,934)
(474)	5 Year U.S. Treasury Note	09/30/11	(56,498,578)	(323,255)

				$1,671,772

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.0% (b)
	Alternative Assets — 3.8%
480,952	JPMorgan International Realty Fund, Class R5 Shares	4,771,042
502,474	JPMorgan Realty Income Fund, Class R5 Shares	5,225,734

	Total Alternative Assets	9,996,776

	Fixed Income — 13.9%
679,053	JPMorgan Core Bond Fund, Class R6 Shares	7,849,855
1,257,542	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	10,299,270
2,204,166	JPMorgan High Yield Fund, Class R6 Shares	18,052,121

	Total Fixed Income	36,201,246

	International Equity — 31.2%
1,020,725	JPMorgan Emerging Economies Fund, Class R5 Shares	15,310,878
730,375	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	17,930,700
1,319,974	JPMorgan International Equity Fund, Class R6 Shares (m)	19,020,825
1,282,202	JPMorgan International Opportunities Fund, Class R6 Shares (m)	18,104,698
586,345	JPMorgan Intrepid International Fund, Institutional Class Shares	10,706,658

	Total International Equity	81,073,759

	Money Market — 1.9%
4,822,459	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	4,822,459

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 48.2%
2,198,674	JPMorgan Disciplined Equity Fund, Class R6 Shares	37,003,689
1,412,223	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	13,331,388
732,449	JPMorgan Intrepid America Fund, Class R5 Shares	18,084,164
200,726	JPMorgan Small Cap Equity Fund, Class R5 Shares	8,037,085
335,741	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	4,324,340
261,803	JPMorgan Small Cap Value Fund, Class R6 Shares	5,191,554
2,448,682	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	26,127,438
665,632	JPMorgan Value Advantage Fund, Institutional Class Shares	12,720,229

	Total U.S. Equity	124,819,887

	Total Investment Companies (Cost $227,085,641)	256,914,127

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.5%
3,860,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $3,873,058)	3,876,888

	Total Investments — 100.5% (Cost $230,958,699)	260,791,015
	Liabilities in Excess of Other Assets — (0.5)%	(1,248,597)

	NET ASSETS — 100.0%	$259,542,418

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
44	Amsterdam Index	07/15/11	$4,335,658	$44,261
51	S&P/Toronto 60 Index	09/15/11	8,061,009	67,172
10	10 Year Australian Government Bond	09/15/11	1,137,515	1,371
26	DAX	09/16/11	6,967,209	179,462
266	E-mini S&P 500	09/16/11	17,496,150	549,045
105	10 Year U.S. Treasury Note	09/21/11	12,844,453	63,217
27	10 Year Canadian Government Bond	09/21/11	3,471,129	9,485
17	Long Gilt	09/28/11	3,278,191	12,367

	Short Futures Outstanding
(13)	IBEX 35 Index	07/15/11	(1,936,661)	(52,076)
(125)	OMXS30 Index	07/15/11	(2,203,488)	(25,724)
(18)	Euro Bund	09/08/11	(3,275,367)	(8,607)
(2)	10 Year Japanese Government Bond	09/08/11	(3,503,882)	(6,467)
(20)	SFE SPI 200 Index	09/15/11	(2,467,401)	(44,905)
(133)	Dow Jones Euro STOXX 50 Index	09/16/11	(5,492,936)	(151,879)
(13)	E-mini Russell 2000	09/16/11	(1,073,020)	(43,619)
(35)	FTSE 100 Index	09/16/11	(3,315,626)	(83,489)
(132)	5 Year U.S. Treasury Note	09/30/11	(15,733,781)	(79,895)

				$429,719

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.3% (b)
	Alternative Assets — 3.9%
1,061,795	JPMorgan International Realty Fund, Class R5 Shares	10,533,003
1,472,228	JPMorgan Realty Income Fund, Class R5 Shares	15,311,170

	Total Alternative Assets	25,844,173

	Fixed Income — 14.2%
1,829,351	JPMorgan Core Bond Fund, Class R6 Shares	21,147,296
3,150,897	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	25,805,846
5,559,780	JPMorgan High Yield Fund, Class R6 Shares	45,534,599

	Total Fixed Income	92,487,741

	International Equity — 31.2%
2,526,069	JPMorgan Emerging Economies Fund, Class R5 Shares	37,891,029
1,872,653	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	45,973,626
3,197,717	JPMorgan International Equity Fund, Class R6 Shares (m)	46,079,096
3,492,455	JPMorgan International Opportunities Fund, Class R6 Shares (m)	49,313,467
1,402,196	JPMorgan Intrepid International Fund, Institutional Class Shares	25,604,093

	Total International Equity	204,861,311

	Money Market — 2.5%
16,623,377	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	16,623,377

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 47.5%
5,418,181	JPMorgan Disciplined Equity Fund, Class R6 Shares	91,187,983
3,442,513	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	32,497,324
1,860,245	JPMorgan Intrepid America Fund, Class R5 Shares	45,929,441
497,055	JPMorgan Small Cap Equity Fund, Class R5 Shares	19,902,068
871,096	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	11,219,714
621,847	JPMorgan Small Cap Value Fund, Class R6 Shares	12,331,217
6,199,616	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	66,149,907
1,646,514	JPMorgan Value Advantage Fund, Institutional Class Shares	31,464,881

	Total U.S. Equity	310,682,535

	Total Investment Companies (Cost $560,122,828)	650,499,137

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.6%
10,330,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $10,363,231)	10,375,194

	Total Investments — 100.9% (Cost $570,486,059)	660,874,331
	Liabilities in Excess of Other Assets — (0.9)%	(5,963,265)

	NET ASSETS — 100.0%	$654,911,066

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
122	Amsterdam Index	07/15/11	$12,021,598	$122,725
138	S&P/Toronto 60 Index	09/15/11	21,812,142	181,758
27	10 Year Australian Government Bond	09/15/11	3,071,291	3,702
68	DAX	09/16/11	18,221,932	469,478
688	E-mini S&P 500	09/16/11	45,253,200	1,509,246
257	10 Year U.S. Treasury Note	09/21/11	31,438,328	153,789
77	10 Year Canadian Government Bond	09/21/11	9,899,145	27,049
48	Long Gilt	09/28/11	9,256,068	34,919

	Short Futures Outstanding
(39)	IBEX 35 Index	07/15/11	(5,809,982)	(156,328)
(336)	OMXS30 Index	07/15/11	(5,922,975)	(69,139)
(50)	Euro Bund	09/08/11	(9,098,241)	(23,909)
(9)	TOPIX Index	09/08/11	(949,693)	(50,433)
(5)	10 Year Japanese Government Bond	09/08/11	(8,759,704)	(16,168)
(52)	SFE SPI 200 Index	09/15/11	(6,415,243)	(116,753)
(349)	Dow Jones Euro STOXX 50 Index	09/16/11	(14,413,795)	(398,186)
(12)	E-mini Russell 2000	09/16/11	(990,480)	(50,306)
(92)	FTSE 100 Index	09/16/11	(8,715,360)	(219,445)
(349)	5 Year U.S. Treasury Note	09/30/11	(41,599,164)	(243,869)

				$1,158,130

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.9% (b)
	Alternative Assets — 3.9%
221,830	JPMorgan International Realty Fund, Class R5 Shares	2,200,553
219,831	JPMorgan Realty Income Fund, Class R5 Shares	2,286,240

	Total Alternative Assets	4,486,793

	Fixed Income — 14.0%
323,576	JPMorgan Core Bond Fund, Class R6 Shares	3,740,535
545,739	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,469,606
977,123	JPMorgan High Yield Fund, Class R6 Shares	8,002,641

	Total Fixed Income	16,212,782

	International Equity — 31.4%
464,080	JPMorgan Emerging Economies Fund, Class R5 Shares	6,961,206
316,766	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	7,776,609
590,706	JPMorgan International Equity Fund, Class R6 Shares (m)	8,512,072
572,201	JPMorgan International Opportunities Fund, Class R6 Shares (m)	8,079,480
270,251	JPMorgan Intrepid International Fund, Institutional Class Shares	4,934,779

	Total International Equity	36,264,146

	Money Market — 2.1%
2,381,305	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	2,381,305

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 47.5%
954,955	JPMorgan Disciplined Equity Fund, Class R6 Shares	16,071,901
610,445	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	5,762,598
329,717	JPMorgan Intrepid America Fund, Class R5 Shares	8,140,701
89,609	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,587,930
164,054	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	2,113,014
91,010	JPMorgan Small Cap Value Fund, Class R6 Shares	1,804,724
1,090,558	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	11,636,256
286,925	JPMorgan Value Advantage Fund, Institutional Class Shares	5,483,143

	Total U.S. Equity	54,600,267

	Total Investment Companies (Cost $102,545,373)	113,945,293

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.5%
1,680,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (Cost $1,685,737)	1,687,350

	Total Investments — 100.4% (Cost $104,231,110)	115,632,643
	Liabilities in Excess of Other Assets — (0.4)%	(424,172)

	NET ASSETS — 100.0%	$115,208,471

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
22	Amsterdam Index	07/15/11	$2,167,829	$22,131
24	S&P/Toronto 60 Index	09/15/11	3,793,416	31,611
4	10 Year Australian Government Bond	09/15/11	455,006	548
1	E-mini Russell 2000	09/16/11	82,540	48
11	DAX	09/16/11	2,947,666	75,896
118	E-mini S&P 500	09/16/11	7,761,450	264,523
46	10 Year U.S. Treasury Note	09/21/11	5,627,094	29,046
12	10 Year Canadian Government Bond	09/21/11	1,542,724	4,216
7	Long Gilt	09/28/11	1,349,843	5,092

	Short Futures Outstanding
(54)	OMXS30 Index	07/15/11	(951,907)	(11,111)
(6)	IBEX 35 Index	07/15/11	(893,843)	(24,020)
(1)	TOPIX Index	09/08/11	(105,521)	(5,604)
(7)	Euro Bund	09/08/11	(1,273,754)	(3,347)
(1)	10 Year Japanese Government Bond	09/08/11	(1,751,941)	(3,233)
(7)	SFE SPI 200 Index	09/15/11	(863,590)	(15,717)
(78)	Dow Jones Euro STOXX 50 Index	09/16/11	(3,221,421)	(92,756)
(15)	FTSE 100 Index	09/16/11	(1,420,983)	(35,783)
(56)	5 Year U.S. Treasury Note	09/30/11	(6,674,937)	(41,658)

				$199,882

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.7% (b)
	Alternative Assets — 3.7%
224,922	JPMorgan International Realty Fund, Class R5 Shares	2,231,230
204,997	JPMorgan Realty Income Fund, Class R5 Shares	2,131,969

	Total Alternative Assets	4,363,199

	Fixed Income — 14.2%
347,729	JPMorgan Core Bond Fund, Class R6 Shares	4,019,745
579,213	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,743,752
1,015,693	JPMorgan High Yield Fund, Class R6 Shares	8,318,525

	Total Fixed Income	17,082,022

	International Equity — 31.2%
477,410	JPMorgan Emerging Economies Fund, Class R5 Shares	7,161,146
331,646	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	8,141,899
596,422	JPMorgan International Equity Fund, Class R6 Shares (m)	8,594,439
598,673	JPMorgan International Opportunities Fund, Class R6 Shares (m)	8,453,256
272,792	JPMorgan Intrepid International Fund, Institutional Class Shares	4,981,176

	Total International Equity	37,331,916

	Money Market — 1.7%
2,073,697	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	2,073,697

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 47.9%
1,015,450	JPMorgan Disciplined Equity Fund, Class R6 Shares	17,090,024
641,313	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	6,053,990
343,691	JPMorgan Intrepid America Fund, Class R5 Shares	8,485,742
103,977	JPMorgan Small Cap Equity Fund, Class R5 Shares	4,163,253
140,115	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	1,804,679
90,585	JPMorgan Small Cap Value Fund, Class R6 Shares	1,796,295
1,144,478	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	12,211,576
298,652	JPMorgan Value Advantage Fund, Institutional Class Shares	5,707,243

	Total U.S. Equity	57,312,802

	Total Investment Companies (Cost $106,354,463)	118,163,636

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 1.5%
1,735,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (Cost $1,740,749)	1,742,591

	Total Investments — 100.2% (Cost $108,095,212)	119,906,227
	Liabilities in Excess of Other Assets — (0.2)%	(232,984)

	NET ASSETS — 100.0%	$119,673,243

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	Amsterdam Index	07/15/11	$1,970,754	$20,119
26	S&P/Toronto 60 Index	09/15/11	4,109,534	46,676
4	10 Year Australian Government Bond	09/15/11	455,006	548
1	E-mini Russell 2000	09/16/11	82,540	48
11	DAX	09/16/11	2,947,666	75,914
119	E-mini S&P 500	09/16/11	7,827,225	266,263
48	10 Year U.S. Treasury Note	09/21/11	5,871,750	31,244
13	10 Year Canadian Government Bond	09/21/11	1,671,284	4,567
8	Long Gilt	09/28/11	1,542,678	5,821

	Short Futures Outstanding
(6)	IBEX 35 Index	07/15/11	(893,843)	(24,063)
(57)	OMXS30 Index	07/15/11	(1,004,790)	(11,727)
(9)	Euro Bund	09/08/11	(1,637,683)	(4,304)
(1)	10 Year Japanese Government Bond	09/08/11	(1,751,941)	(3,234)
(8)	SFE SPI 200 Index	09/15/11	(986,961)	(17,962)
(69)	Dow Jones Euro STOXX 50 Index	09/16/11	(2,849,719)	(83,884)
(16)	FTSE 100 Index	09/16/11	(1,515,715)	(38,164)
(61)	5 Year U.S. Treasury Note	09/30/11	(7,270,914)	(36,592)

				$231,270

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	45

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2011.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Funds’ financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$2,325,128	$2,335,172	$4,047,631
Investments in affiliates, at value	288,606,935	295,139,587	504,533,585

Total investment securities, at value	290,932,063	297,474,759	508,581,216
Receivables:
Investment securities sold	2,300,000	—	—
Fund shares sold	2,853,029	493,169	927,731
Interest and dividends	846,789	841,867	1,455,036
Variation margin on futures contracts	413,221	441,670	259,610
Due from Advisor (See Note 3.F.)	29,090	24,539	25,507

Total Assets	297,374,192	299,276,004	511,249,100

LIABILITIES:
Payables:
Dividends	49,078	43,558	85,076
Investment securities purchased	838,336	2,593,376	4,870,326
Fund shares redeemed	488,028	158,000	1,062,180
Accrued liabilities:
Shareholder servicing fees	6,676	18,216	17,936
Distribution fees	16,527	17,428	34,347
Trustees’ and Chief Compliance Officer’s fees	219	200	471
Other	43,786	43,494	94,458

Total Liabilities	1,442,650	2,874,272	6,164,794

Net Assets	$295,931,542	$296,401,732	$505,084,306

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
NET ASSETS:
Paid in capital	$283,435,719	$288,844,095	$482,318,268
Accumulated undistributed (distributions in excess of) net investment income	16,130	33,940	116,140
Accumulated net realized gains (losses)	(15,725,932)	(19,122,262)	(30,020,384)
Net unrealized appreciation (depreciation)	28,205,625	26,645,959	52,670,282

Total Net Assets	$295,931,542	$296,401,732	$505,084,306

Net Assets:
Class A	$69,177,162	$68,190,824	$138,715,314
Class C	3,487,584	4,416,878	8,175,672
Class R2	1,250,861	2,996,194	5,587,838
Institutional Class	174,000,764	76,225,307	213,270,237
Select Class	48,015,171	144,572,529	139,335,245

Total	$295,931,542	$296,401,732	$505,084,306

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,373,773	4,444,063	8,959,162
Class C	221,045	288,883	530,700
Class R2	79,138	195,440	361,417
Institutional Class	10,975,803	4,959,566	13,747,773
Select Class	3,032,639	9,420,886	8,989,448

Net asset value:
Class A — Redemption price per share	$15.82	$15.34	$15.48
Class C — Offering price per share (a)	15.78	15.29	15.41
Class R2 — Offering and redemption price per share	15.81	15.33	15.46
Institutional Class — Offering and redemption price per share	15.85	15.37	15.51
Select Class — Offering and redemption price per share	15.83	15.35	15.50
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.57	$16.06	$16.21

Cost of investments in non-affiliates	$2,322,313	$2,332,414	$4,042,919
Cost of investments in affiliates	260,390,684	268,619,761	452,194,137

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$10,771,922	$4,564,885	$14,021,075
Investments in affiliates, at value	1,019,085,284	400,830,238	903,879,146

Total investment securities, at value	1,029,857,206	405,395,123	917,900,221
Receivables:
Fund shares sold	1,627,812	1,027,273	2,011,373
Interest and dividends	2,878,726	1,052,191	2,353,718
Variation margin on futures contracts	447,885	514,132	488,045
Due from Advisor (See Note 3.F.)	75,452	22,676	91,801

Total Assets	1,034,887,081	408,011,395	922,845,158

LIABILITIES:
Payables:
Dividends	141,422	63,112	87,744
Investment securities purchased	9,639,578	6,980,601	12,602,763
Fund shares redeemed	516,136	54,245	463,145
Accrued liabilities:
Shareholder servicing fees	52,663	15,644	44,937
Distribution fees	53,654	39,666	48,915
Trustees’ and Chief Compliance Officer’s fees	834	534	757
Other	134,789	46,863	141,158

Total Liabilities	10,539,076	7,200,665	13,389,419

Net Assets	$1,024,348,005	$400,810,730	$909,455,739

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
NET ASSETS:
Paid in capital	$963,888,143	$362,538,532	$837,694,118
Accumulated undistributed (distributions in excess of) net investment income	(55,209)	(4,703)	438,578
Accumulated net realized gains (losses)	(59,866,467)	(2,345,476)	(51,974,559)
Net unrealized appreciation (depreciation)	120,381,538	40,622,377	123,297,602

Total Net Assets	$1,024,348,005	$400,810,730	$909,455,739

Net Assets:
Class A	$212,703,422	$166,459,484	$203,411,734
Class C	12,604,090	5,333,896	10,145,113
Class R2	10,648,198	11,214,211	8,835,558
Institutional Class	365,232,969	90,629,871	323,775,695
Select Class	423,159,326	127,173,268	363,287,639

Total	$1,024,348,005	$400,810,730	$909,455,739

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,688,406	11,235,981	13,111,459
Class C	812,909	360,398	657,078
Class R2	685,809	758,040	570,151
Institutional Class	23,434,278	6,106,000	20,799,104
Select Class	27,169,266	8,570,798	23,372,886

Net asset value:
Class A — Redemption price per share	$15.54	$14.81	$15.51
Class C — Offering price per share (a)	15.50	14.80	15.44
Class R2 — Offering and redemption price per share	15.53	14.79	15.50
Institutional Class — Offering and redemption price per share	15.59	14.84	15.57
Select Class — Offering and redemption price per share	15.57	14.84	15.54
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.27	$15.51	$16.24

Cost of investments in non-affiliates	$10,757,517	$4,559,193	$14,004,485
Cost of investments in affiliates	899,753,195	360,808,192	782,282,397

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
ASSETS:
Investments in non-affiliates, at value	$3,876,888	$10,375,194	$1,687,350
Investments in affiliates, at value	256,914,127	650,499,137	113,945,293

Total investment securities, at value	260,791,015	660,874,331	115,632,643
Receivables:
Fund shares sold	547,458	1,355,954	347,324
Interest and dividends	647,311	1,620,987	286,165
Variation margin on futures contracts	469,336	264,306	346,706
Due from Advisor (See Note 3.F.)	24,845	88,369	22,302

Total Assets	262,479,965	664,203,947	116,635,140

LIABILITIES:
Payables:
Dividends	37,295	70,508	21,630
Investment securities purchased	2,613,222	8,813,280	1,310,033
Fund shares redeemed	205,707	241,359	46,685
Accrued liabilities:
Shareholder servicing fees	11,001	28,716	4,260
Distribution fees	24,571	35,271	10,561
Trustees’ and Chief Compliance Officer’s fees	422	604	193
Other	45,329	103,143	33,307

Total Liabilities	2,937,547	9,292,881	1,426,669

Net Assets	$259,542,418	$654,911,066	$115,208,471

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
NET ASSETS:
Paid in capital	$231,396,843	$598,500,863	$104,460,325
Accumulated undistributed (distributions in excess of) net investment income	230,907	(42,118)	101,976
Accumulated net realized gains (losses)	(2,352,568)	(35,108,569)	(962,606)
Net unrealized appreciation (depreciation)	30,267,236	91,560,890	11,608,776

Total Net Assets	$259,542,418	$654,911,066	$115,208,471

Net Assets:
Class A	$104,259,153	$147,557,932	$44,721,790
Class C	4,348,234	6,969,911	1,782,177
Class R2	4,870,838	6,141,245	2,197,468
Institutional Class	57,672,721	261,763,562	32,109,107
Select Class	88,391,472	232,478,416	34,397,929

Total	$259,542,418	$654,911,066	$115,208,471

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,077,387	9,525,489	3,027,773
Class C	296,153	452,905	120,889
Class R2	330,869	397,183	148,903
Institutional Class	3,901,365	16,837,990	2,168,276
Select Class	5,979,709	14,976,946	2,323,596

Net asset value:
Class A — Redemption price per share	$14.73	$15.49	$14.77
Class C — Offering price per share (a)	14.68	15.39	14.74
Class R2 — Offering and redemption price per share	14.72	15.46	14.76
Institutional Class — Offering and redemption price per share	14.78	15.55	14.81
Select Class — Offering and redemption price per share	14.78	15.52	14.80
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.42	$16.22	$15.47

Cost of investments in non-affiliates	$3,873,058	$10,363,231	$1,685,737
Cost of investments in affiliates	227,085,641	560,122,828	102,545,373

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (continued)

SmartRetirement 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$1,742,591
Investments in affiliates, at value	118,163,636

Total investment securities, at value	119,906,227
Receivables:
Fund shares sold	470,548
Interest and dividends	295,842
Variation margin on futures contracts	323,109
Due from Advisor (See Note 3.F.)	27,219

Total Assets	121,022,945

LIABILITIES:
Payables:
Dividends	16,026
Investment securities purchased	1,159,509
Fund shares redeemed	122,036
Accrued liabilities:
Shareholder servicing fees	5,304
Distribution fees	8,669
Trustees’ and Chief Compliance Officer’s fees	146
Other	38,012

Total Liabilities	1,349,702

Net Assets	$119,673,243

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

SmartRetirement 2050 Fund
NET ASSETS:
Paid in capital	$107,947,682
Accumulated undistributed (distributions in excess of) net investment income	76,365
Accumulated net realized gains (losses)	(397,865)
Net unrealized appreciation (depreciation)	12,047,061

Total Net Assets	$119,673,243

Net Assets:
Class A	$34,342,393
Class C	1,754,369
Class R2	2,735,582
Institutional Class	37,596,367
Select Class	43,244,532

Total	$119,673,243

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,322,785
Class C	118,997
Class R2	185,188
Institutional Class	2,535,085
Select Class	2,918,083

Net asset value:
Class A — Redemption price per share	$14.79
Class C — Offering price per share (a)	14.74
Class R2 — Offering and redemption price per share	14.77
Institutional Class — Offering and redemption price per share	14.83
Select Class — Offering and redemption price per share	14.82
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.49

Cost of investments in non-affiliates	$1,740,749
Cost of investments in affiliates	106,354,463

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,704	$3,981	$13,744
Interest income from affiliates	117	3,761	1,175
Dividend income from affiliates	7,687,873	7,482,924	11,450,116

Total investment income	7,695,694	7,490,666	11,465,035

EXPENSES:
Distribution fees:
Class A	117,652	121,716	217,338
Class C	18,510	20,219	41,929
Class R2	3,629	8,473	12,526
Shareholder servicing fees:
Class A	117,652	121,716	217,338
Class C	6,170	6,740	13,977
Class R2	1,815	4,236	6,263
Institutional Class	160,698	75,095	184,924
Select Class	97,466	283,985	256,852
Interest expense to affiliates	3,144	2,857	1,175
Trustees’ and Chief Compliance Officer’s fees	2,190	2,137	3,384
Transfer agent fees	125,369	173,760	297,121
Other	9,586	9,141	13,191

Total expenses	663,881	830,075	1,266,018

Less amounts waived	(321,619)	(317,337)	(516,855)
Less expense reimbursements	(87,158)	(112,506)	(198,886)

Net expenses	255,104	400,232	550,277

Net investment income (loss)	7,440,590	7,090,434	10,914,758

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	109	97	184
Investments in affiliates	1,082,547	1,865,323	(2,068,081)
Futures	529,018	575,537	1,790,390
Foreign currency transactions	(28,729)	(10,144)	21,886

Net realized gain (loss)	1,582,945	2,430,813	(255,621)

Distributions of realized gains by investment company affiliates	228,359	214,308	259,612
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,004	2,066	3,430
Investments in affiliates	20,728,848	19,664,134	48,810,729
Futures	(100,312)	64,089	292,637
Foreign currency translations	5,323	12,422	9,500

Change in net unrealized appreciation (depreciation)	20,635,863	19,742,711	49,116,296

Net realized/unrealized gains (losses)	22,447,167	22,387,832	49,120,287

Change in net assets resulting from operations	$29,887,757	$29,478,266	$60,035,045

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$33,960	$9,016	$37,770
Interest income from affiliates	861	3,895	1,275
Dividend income from affiliates	21,292,203	6,335,972	15,420,336

Total investment income	21,327,024	6,348,883	15,459,381

EXPENSES:
Distribution fees:
Class A	353,901	244,982	335,959
Class C	56,537	24,490	45,370
Class R2	25,548	34,713	19,509
Shareholder servicing fees:
Class A	353,901	244,982	335,959
Class C	18,846	8,163	15,123
Class R2	12,774	17,357	9,754
Institutional Class	298,577	62,384	261,827
Select Class	776,900	203,898	648,466
Interest expense to affiliates	861	3,895	1,275
Trustees’ and Chief Compliance Officer’s fees	6,850	2,283	5,975
Transfer agent fees	621,782	206,150	637,775
Other	14,543	10,006	14,810

Total expenses	2,541,020	1,063,303	2,331,802

Less amounts waived	(983,548)	(409,547)	(872,974)
Less expense reimbursements	(414,111)	(117,580)	(392,340)

Net expenses	1,143,361	536,176	1,066,488

Net investment income (loss)	20,183,663	5,812,707	14,392,893

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	377	210	455
Investments in affiliates	(3,231,426)	1,376,389	(7,419,741)
Futures	5,553,467	1,768,378	4,547,081
Foreign currency transactions	(7,927)	9,470	25,322

Net realized gain (loss)	2,314,491	3,154,447	(2,846,883)

Distributions of realized gains by investment company affiliates	478,209	174,041	525,505
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	11,560	4,116	13,235
Investments in affiliates	106,195,227	35,431,844	119,094,928
Futures	826,281	511,546	1,482,116
Foreign currency translations	12,935	7,982	17,833

Change in net unrealized appreciation (depreciation)	107,046,003	35,955,488	120,608,112

Net realized/unrealized gains (losses)	109,838,703	39,283,976	118,286,734

Change in net assets resulting from operations	$130,022,366	$45,096,683	$132,679,627

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2011 (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14,465	$24,836	$4,788	$4,438
Interest income from affiliates	—	1,973	—	413
Dividend income from affiliates	3,357,410	9,916,754	1,340,579	1,479,503

Total investment income	3,371,875	9,943,563	1,345,367	1,484,354

EXPENSES:
Distribution fees:
Class A	157,031	234,667	61,642	45,354
Class C	18,572	31,992	6,505	6,297
Class R2	9,424	14,567	5,423	8,861
Shareholder servicing fees:
Class A	157,031	234,667	61,642	45,354
Class C	6,191	10,664	2,168	2,099
Class R2	4,712	7,283	2,712	4,431
Institutional Class	38,732	214,227	19,523	24,891
Select Class	136,727	386,735	45,650	65,342
Interest expense to affiliates	—	1,973	—	413
Trustees’ and Chief Compliance Officer’s fees	1,456	4,229	591	613
Transfer agent fees	175,580	544,284	105,682	112,952
Excise tax expense	856	—	47	—
Other	9,608	12,472	8,710	8,238

Total expenses	715,920	1,697,760	320,295	324,845

Less amounts waived	(257,642)	(615,136)	(103,004)	(101,652)
Less expense reimbursements	(123,261)	(372,995)	(89,271)	(93,090)

Net expenses	335,017	709,629	128,020	130,103

Net investment income (loss)	3,036,858	9,233,934	1,217,347	1,354,251

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	125	335	46	49
Investments in affiliates	952,361	(4,349,354)	501,050	639,230
Futures	897,673	2,995,616	247,518	248,109
Foreign currency transactions	29,865	(24,231)	10,223	7,076

Net realized gain (loss)	1,880,024	(1,377,634)	758,837	894,464

Distributions of realized gains by investment company affiliates	126,190	390,241	47,779	48,766
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,929	9,506	1,278	1,488
Investments in affiliates	26,613,629	88,296,131	9,772,022	11,206,623
Futures	365,391	1,013,306	175,509	213,357
Foreign currency translations	6,680	19,886	7,733	5,169

Change in net unrealized appreciation (depreciation)	26,988,629	89,338,829	9,956,542	11,426,637

Net realized/unrealized gains (losses)	28,994,843	88,351,436	10,763,158	12,369,867

Change in net assets resulting from operations	$32,031,701	$97,585,370	$11,980,505	$13,724,118

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,440,590	$4,827,823	$7,090,434	$4,129,705
Net realized gain (loss)	1,582,945	1,647,835	2,430,813	821,361
Distributions of realized gains by investment company affiliates	228,359	—	214,308	—
Change in net unrealized appreciation (depreciation)	20,635,863	8,586,712	19,742,711	9,696,233

Change in net assets resulting from operations	29,887,757	15,062,370	29,478,266	14,647,299

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,458,252)	(414,509)	(1,456,694)	(599,989)
Class C
From net investment income	(59,123)	(33,039)	(67,046)	(25,160)
Class R2
From net investment income	(20,379)	(4,865)	(47,274)	(9,983)
Institutional Class
From net investment income	(4,882,027)	(3,754,547)	(2,151,821)	(2,144,085)
Select Class
From net investment income	(1,135,619)	(549,210)	(3,491,369)	(1,488,956)

Total distributions to shareholders	(7,555,400)	(4,756,170)	(7,214,204)	(4,268,173)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	94,657,078	62,864,363	126,878,770	36,789,744

NET ASSETS:
Change in net assets	116,989,435	73,170,563	149,142,832	47,168,870
Beginning of period	178,942,107	105,771,544	147,258,900	100,090,030

End of period	$295,931,542	$178,942,107	$296,401,732	$147,258,900

Accumulated undistributed (distributions in excess of) net investment income	$16,130	$78,168	$33,940	$79,010

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,914,758	$7,508,011	$20,183,663	$10,735,512
Net realized gain (loss)	(255,621)	659,772	2,314,491	(1,108,077)
Distributions of realized gains by investment company affiliates	259,612	—	478,209	—
Change in net unrealized appreciation (depreciation)	49,116,296	20,014,822	107,046,003	35,471,445

Change in net assets resulting from operations	60,035,045	28,182,605	130,022,366	45,098,880

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,555,742)	(827,526)	(3,725,601)	(1,328,069)
Class C
From net investment income	(122,347)	(50,747)	(153,591)	(66,965)
Class R2
From net investment income	(72,789)	(5,849)	(128,362)	(9,880)
Institutional Class
From net investment income	(5,334,234)	(4,865,870)	(8,068,239)	(6,808,765)
Select Class
From net investment income	(2,857,389)	(1,985,945)	(8,494,191)	(3,158,552)

Total distributions to shareholders	(10,942,501)	(7,735,937)	(20,569,984)	(11,372,231)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	180,187,337	82,651,101	466,424,074	132,049,626

NET ASSETS:
Change in net assets	229,279,881	103,097,769	575,876,456	165,776,275
Beginning of period	275,804,425	172,706,656	448,471,549	282,695,274

End of period	$505,084,306	$275,804,425	$1,024,348,005	$448,471,549

Accumulated undistributed (distributions in excess of) net investment income	$116,140	$103,879	$(55,209)	$226,426

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,812,707	$2,762,780	$14,392,893	$7,641,893
Net realized gain (loss)	3,154,447	1,729,499	(2,846,883)	(360,092)
Distributions of realized gains by investment company affiliates	174,041	—	525,505	—
Change in net unrealized appreciation (depreciation)	35,955,488	5,117,591	120,608,112	31,380,870

Change in net assets resulting from operations	45,096,683	9,609,870	132,679,627	38,662,671

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,308,299)	(548,190)	(2,775,171)	(968,002)
From net realized gains	(437,281)	—	—	—
Class C
From net investment income	(53,390)	(23,349)	(86,756)	(30,353)
From net realized gains	(14,124)	—	—	—
Class R2
From net investment income	(149,498)	(26,447)	(69,639)	(6,624)
From net realized gains	(31,320)	—	—	—
Institutional Class
From net investment income	(1,523,112)	(1,166,151)	(5,716,751)	(5,063,408)
From net realized gains	(263,802)	—	—	—
Select Class
From net investment income	(1,892,796)	(1,036,603)	(5,649,384)	(1,950,887)
From net realized gains	(345,083)	—	—	—

Total distributions to shareholders	(7,018,705)	(2,800,740)	(14,297,701)	(8,019,274)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	224,681,459	76,964,886	407,364,398	116,098,823

NET ASSETS:
Change in net assets	262,759,437	83,774,016	525,746,324	146,742,220
Beginning of period	138,051,293	54,277,277	383,709,415	236,967,195

End of period	$400,810,730	$138,051,293	$909,455,739	$383,709,415

Accumulated undistributed (distributions in excess of) net investment income	$(4,703)	$89,209	$438,578	$273,258

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,036,858	$1,622,500	$9,233,934	$5,098,716
Net realized gain (loss)	1,880,024	973,954	(1,377,634)	(8,064)
Distributions of realized gains by investment company affiliates	126,190	—	390,241	—
Change in net unrealized appreciation (depreciation)	26,988,629	4,797,050	89,338,829	22,516,564

Change in net assets resulting from operations	32,031,701	7,393,504	97,585,370	27,607,216

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,122,044)	(303,997)	(1,799,699)	(628,950)
From net realized gains	(320,244)	—	—	—
Class C
From net investment income	(28,216)	(10,409)	(56,081)	(22,598)
From net realized gains	(12,334)	—	—	—
Class R2
From net investment income	(31,835)	(3,786)	(43,916)	(5,104)
From net realized gains	(7,415)	—	—	—
Institutional Class
From net investment income	(744,059)	(682,453)	(4,380,353)	(4,160,858)
From net realized gains	(181,916)	—	—	—
Select Class
From net investment income	(967,721)	(693,596)	(3,177,286)	(911,389)
From net realized gains	(251,074)	—	—	—

Total distributions to shareholders	(3,666,858)	(1,694,241)	(9,457,335)	(5,728,899)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	141,627,863	40,945,702	299,247,329	77,253,488

NET ASSETS:
Change in net assets	169,992,706	46,644,965	387,375,364	99,131,805
Beginning of period	89,549,712	42,904,747	267,535,702	168,403,897

End of period	$259,542,418	$89,549,712	$654,911,066	$267,535,702

Accumulated undistributed (distributions in excess of) net investment income	$230,907	$65,771	$(42,118)	$178,015

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,217,347	$599,179	$1,354,251	$524,698
Net realized gain (loss)	758,837	728,074	894,464	811,700
Distributions of realized gains by investment company affiliates	47,779	—	48,766	—
Change in net unrealized appreciation (depreciation)	9,956,542	1,274,498	11,426,637	(269,376)

Change in net assets resulting from operations	11,980,505	2,601,751	13,724,118	1,067,022

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(430,099)	(106,443)	(328,162)	(87,385)
From net realized gains	(260,798)	—	(246,785)	—
Class C
From net investment income	(11,161)	(2,130)	(9,434)	(2,351)
From net realized gains	(10,807)	—	(9,698)	—
Class R2
From net investment income	(16,693)	(1,971)	(24,667)	(5,328)
From net realized gains	(11,170)	—	(22,876)	—
Institutional Class
From net investment income	(372,656)	(329,885)	(479,248)	(307,773)
From net realized gains	(204,790)	—	(345,539)	—
Select Class
From net investment income	(332,686)	(165,015)	(468,833)	(137,528)
From net realized gains	(194,797)	—	(362,825)	—

Total distributions to shareholders	(1,845,657)	(605,444)	(2,298,067)	(540,365)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	72,970,203	15,363,054	71,185,004	26,117,542

NET ASSETS:
Change in net assets	83,105,051	17,359,361	82,611,055	26,644,199
Beginning of period	32,103,420	14,744,059	37,062,188	10,417,989

End of period	$115,208,471	$32,103,420	$119,673,243	$37,062,188

Accumulated undistributed (distributions in excess of) net investment income	$101,976	$32,312	$76,365	$30,311

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$79,005,827	$23,853,480	$56,467,584	$26,238,516
Dividends and distributions reinvested	1,412,936	404,811	1,410,520	575,626
Cost of shares redeemed	(35,973,813)	(7,987,761)	(22,806,214)	(7,229,965)

Change in net assets from Class A capital transactions	$44,444,950	$16,270,530	$35,071,890	$19,584,177

Class C
Proceeds from shares issued	$2,105,434	$1,345,251	$3,357,406	$1,178,486
Dividends and distributions reinvested	43,540	24,818	48,266	13,990
Cost of shares redeemed	(500,767)	(195,771)	(631,745)	(204,741)

Change in net assets from Class C capital transactions	$1,648,207	$1,174,298	$2,773,927	$987,735

Class R2
Proceeds from shares issued	$1,042,854	$359,943	$2,702,001	$375,314
Dividends and distributions reinvested	13,436	4,865	35,492	9,983
Cost of shares redeemed	(210,419)	(70,271)	(409,846)	(65,141)

Change in net assets from Class R2 capital transactions	$845,871	$294,537	$2,327,647	$320,156

Institutional Class
Proceeds from shares issued	$68,079,052	$49,872,336	$44,840,297	$22,619,915
Dividends and distributions reinvested	4,819,988	1,065,604	2,092,180	2,046,297
Cost of shares redeemed	(43,835,065)	(19,308,291)	(40,848,335)	(24,462,608)

Change in net assets from Institutional Class capital transactions	$29,063,975	$31,629,649	$6,084,142	$203,604

Select Class
Proceeds from shares issued	$60,600,788	$20,193,605	$105,681,459	$24,670,260
Dividends and distributions reinvested	1,133,599	547,889	3,461,448	1,476,515
Cost of shares redeemed	(43,080,312)	(7,246,145)	(28,521,743)	(10,452,703)

Change in net assets from Select Class capital transactions	$18,654,075	$13,495,349	$80,621,164	$15,694,072

Total change in net assets from capital transactions	$94,657,078	$62,864,363	$126,878,770	$36,789,744

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	5,070,298	1,672,153	3,749,953	1,884,412
Reinvested	90,308	28,154	93,040	41,566
Redeemed	(2,297,046)	(569,009)	(1,513,059)	(527,690)

Change in Class A Shares	2,863,560	1,131,298	2,329,934	1,398,288

Class C
Issued	135,556	94,376	222,918	84,083
Reinvested	2,795	1,731	3,191	1,015
Redeemed	(32,160)	(13,497)	(42,003)	(14,677)

Change in Class C Shares	106,191	82,610	184,106	70,421

Class R2
Issued	66,580	25,263	178,620	26,966
Reinvested	860	338	2,336	723
Redeemed	(13,330)	(4,767)	(26,626)	(4,577)

Change in Class R2 Shares	54,110	20,834	154,330	23,112

Institutional Class
Issued	4,427,925	3,473,092	3,053,346	1,631,276
Reinvested	308,625	74,148	138,246	147,939
Redeemed	(2,810,662)	(1,342,633)	(2,724,661)	(1,767,048)

Change in Institutional Class Shares	1,925,888	2,204,607	466,931	12,167

Select Class
Issued	3,891,250	1,397,952	7,110,364	1,770,833
Reinvested	72,538	38,168	228,663	106,854
Redeemed	(2,758,557)	(501,141)	(1,883,678)	(755,610)

Change in Select Class Shares	1,205,231	934,979	5,455,349	1,122,077

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$114,580,248	$38,251,992	$156,771,293	$67,306,798
Dividends and distributions reinvested	2,416,970	711,093	3,537,862	1,230,273
Cost of shares redeemed	(31,300,160)	(8,974,909)	(42,918,626)	(13,968,916)

Change in net assets from Class A capital transactions	$85,697,058	$29,988,176	$117,390,529	$54,568,155

Class C
Proceeds from shares issued	$5,416,279	$2,683,557	$8,781,645	$3,018,353
Dividends and distributions reinvested	86,402	44,287	86,884	42,280
Cost of shares redeemed	(1,172,132)	(488,962)	(1,122,613)	(993,038)

Change in net assets from Class C capital transactions	$4,330,549	$2,238,882	$7,745,916	$2,067,595

Class R2
Proceeds from shares issued	$5,318,063	$445,686	$9,892,653	$993,266
Dividends and distributions reinvested	64,167	5,849	97,929	9,869
Cost of shares redeemed	(494,299)	(1,194)	(738,744)	(227,676)

Change in net assets from Class R2 capital transactions	$4,887,931	$450,341	$9,251,838	$775,459

Institutional Class
Proceeds from shares issued	$70,477,408	$66,830,013	$153,698,411	$75,218,442
Dividends and distributions reinvested	5,289,744	4,759,711	7,927,860	6,585,125
Cost of shares redeemed	(44,950,880)	(41,232,117)	(71,053,148)	(60,979,846)

Change in net assets from Institutional Class capital transactions	$30,816,272	$30,357,607	$90,573,123	$20,823,721

Select Class
Proceeds from shares issued	$74,689,159	$29,318,558	$285,143,301	$72,044,131
Dividends and distributions reinvested	2,828,323	1,956,607	8,416,500	3,108,986
Cost of shares redeemed	(23,061,955)	(11,659,070)	(52,097,133)	(21,338,421)

Change in net assets from Select Class capital transactions	$54,455,527	$19,616,095	$241,462,668	$53,814,696

Total change in net assets from capital transactions	$180,187,337	$82,651,101	$466,424,074	$132,049,626

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	7,600,959	2,786,065	10,449,570	4,992,114
Reinvested	158,961	52,507	232,688	92,533
Redeemed	(2,067,150)	(668,266)	(2,853,760)	(1,055,800)

Change in Class A Shares	5,692,770	2,170,306	7,828,498	4,028,847

Class C
Issued	360,180	196,808	581,921	225,731
Reinvested	5,734	3,287	5,724	3,192
Redeemed	(77,370)	(36,373)	(74,005)	(73,388)

Change in Class C Shares	288,544	163,722	513,640	155,535

Class R2
Issued	350,024	32,585	653,385	72,994
Reinvested	4,201	436	6,399	752
Redeemed	(32,865)	(84)	(48,004)	(16,687)

Change in Class R2 Shares	321,360	32,937	611,780	57,059

Institutional Class
Issued	4,663,235	4,972,760	10,186,292	5,572,516
Reinvested	349,143	351,583	521,713	494,316
Redeemed	(3,022,833)	(3,055,258)	(4,747,236)	(4,555,595)

Change in Institutional Class Shares	1,989,545	2,269,085	5,960,769	1,511,237

Select Class
Issued	4,932,758	2,163,147	19,356,581	5,347,842
Reinvested	186,363	144,521	553,987	233,643
Redeemed	(1,532,449)	(846,002)	(3,457,958)	(1,584,678)

Change in Select Class Shares	3,586,672	1,461,666	16,452,610	3,996,807

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$135,162,392	$51,787,319	$145,046,790	$74,895,744
Dividends and distributions reinvested	2,700,112	543,174	2,650,519	932,897
Cost of shares redeemed	(29,226,461)	(13,021,196)	(42,691,701)	(17,623,594)

Change in net assets from Class A capital transactions	$108,636,043	$39,309,297	$105,005,608	$58,205,047

Class C
Proceeds from shares issued	$4,586,443	$1,219,400	$7,797,447	$2,319,650
Dividends and distributions reinvested	25,831	9,571	35,480	19,584
Cost of shares redeemed	(1,488,833)	(544,105)	(1,510,793)	(384,684)

Change in net assets from Class C capital transactions	$3,123,441	$684,866	$6,322,134	$1,954,550

Class R2
Proceeds from shares issued	$8,128,033	$3,403,496	$7,989,361	$860,504
Dividends and distributions reinvested	155,549	26,447	55,512	6,539
Cost of shares redeemed	(1,479,124)	(141,298)	(515,802)	(80,116)

Change in net assets from Class R2 capital transactions	$6,804,458	$3,288,645	$7,529,071	$786,927

Institutional Class
Proceeds from shares issued	$48,975,238	$37,062,077	$114,949,470	$66,600,801
Dividends and distributions reinvested	1,685,860	1,111,743	5,587,610	4,868,826
Cost of shares redeemed	(11,220,078)	(18,849,696)	(44,917,614)	(58,484,634)

Change in net assets from Institutional Class capital transactions	$39,441,020	$19,324,124	$75,619,466	$12,984,993

Select Class
Proceeds from shares issued	$80,446,332	$17,582,397	$243,809,847	$58,639,690
Dividends and distributions reinvested	2,226,454	1,031,492	5,635,124	1,927,297
Cost of shares redeemed	(15,996,289)	(4,255,935)	(36,556,852)	(18,399,681)

Change in net assets from Select Class capital transactions	$66,676,497	$14,357,954	$212,888,119	$42,167,306

Total change in net assets from capital transactions	$224,681,459	$76,964,886	$407,364,398	$116,098,823

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	9,483,524	4,046,313	9,772,817	5,721,505
Reinvested	186,952	43,329	175,843	72,633
Redeemed	(2,064,450)	(1,017,623)	(2,900,039)	(1,373,123)

Change in Class A Shares	7,606,026	3,072,019	7,048,621	4,421,015

Class C
Issued	321,903	95,538	525,118	177,167
Reinvested	1,794	767	2,363	1,529
Redeemed	(104,888)	(41,970)	(100,920)	(29,583)

Change in Class C Shares	218,809	54,335	426,561	149,113

Class R2
Issued	566,765	277,815	529,218	65,762
Reinvested	10,800	2,115	3,651	517
Redeemed	(101,698)	(11,043)	(33,458)	(5,944)

Change in Class R2 Shares	475,867	268,887	499,411	60,335

Institutional Class
Issued	3,394,437	3,079,414	7,691,598	5,114,061
Reinvested	116,806	88,402	370,799	376,886
Redeemed	(781,833)	(1,460,421)	(3,063,183)	(4,459,675)

Change in Institutional Class Shares	2,729,410	1,707,395	4,999,214	1,031,272

Select Class
Issued	5,683,929	1,397,585	16,812,531	4,494,661
Reinvested	154,163	82,056	374,009	149,738
Redeemed	(1,188,354)	(340,497)	(2,438,032)	(1,417,532)

Change in Select Class Shares	4,649,738	1,139,144	14,748,508	3,226,867

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$83,776,995	$34,892,481	$103,946,002	$46,518,309
Dividends and distributions reinvested	1,396,364	295,341	1,717,514	612,339
Cost of shares redeemed	(21,990,477)	(7,271,219)	(24,939,762)	(9,334,279)

Change in net assets from Class A capital transactions	$63,182,882	$27,916,603	$80,723,754	$37,796,369

Class C
Proceeds from shares issued	$3,375,167	$430,695	$5,455,941	$2,236,708
Dividends and distributions reinvested	24,603	9,082	21,805	12,636
Cost of shares redeemed	(320,745)	(11,386)	(1,590,383)	(401,333)

Change in net assets from Class C capital transactions	$3,079,025	$428,391	$3,887,363	$1,848,011

Class R2
Proceeds from shares issued	$4,739,438	$658,247	$6,566,475	$673,806
Dividends and distributions reinvested	28,119	3,786	35,884	5,103
Cost of shares redeemed	(745,987)	(92,636)	(1,453,593)	(74,592)

Change in net assets from Class R2 capital transactions	$4,021,570	$569,397	$5,148,766	$604,317

Institutional Class
Proceeds from shares issued	$32,209,760	$23,806,284	$85,791,207	$55,804,909
Dividends and distributions reinvested	847,999	641,219	4,277,786	4,012,791
Cost of shares redeemed	(6,229,844)	(19,096,894)	(34,110,640)	(45,945,052)

Change in net assets from Institutional Class capital transactions	$26,827,915	$5,350,609	$55,958,353	$13,872,648

Select Class
Proceeds from shares issued	$50,405,064	$9,856,686	$174,854,956	$36,758,500
Dividends and distributions reinvested	1,216,814	689,456	3,161,852	898,905
Cost of shares redeemed	(7,105,407)	(3,865,440)	(24,487,715)	(14,525,262)

Change in net assets from Select Class capital transactions	$44,516,471	$6,680,702	$153,529,093	$23,132,143

Total change in net assets from capital transactions	$141,627,863	$40,945,702	$299,247,329	$77,253,488

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	5,950,935	2,811,328	6,994,178	3,579,837
Reinvested	98,046	24,357	114,216	48,336
Redeemed	(1,577,127)	(580,880)	(1,696,021)	(731,648)

Change in Class A Shares	4,471,854	2,254,805	5,412,373	2,896,525

Class C
Issued	241,270	34,703	367,942	172,842
Reinvested	1,741	746	1,461	1,002
Redeemed	(22,533)	(1,031)	(106,528)	(30,390)

Change in Class C Shares	220,478	34,418	262,875	143,454

Class R2
Issued	332,254	54,465	434,264	51,423
Reinvested	1,967	315	2,372	409
Redeemed	(56,206)	(7,233)	(95,773)	(5,571)

Change in Class R2 Shares	278,015	47,547	340,863	46,261

Institutional Class
Issued	2,265,491	2,017,115	5,778,970	4,372,833
Reinvested	59,429	52,341	284,851	314,394
Redeemed	(442,668)	(1,508,734)	(2,335,754)	(3,540,764)

Change in Institutional Class Shares	1,882,252	560,722	3,728,067	1,146,463

Select Class
Issued	3,498,001	802,413	12,066,228	2,838,944
Reinvested	85,244	56,377	210,314	70,794
Redeemed	(500,312)	(317,111)	(1,637,270)	(1,123,673)

Change in Select Class Shares	3,082,933	541,679	10,639,272	1,786,065

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,537,737	$11,953,113	$30,391,396	$9,374,488
Dividends and distributions reinvested	669,076	103,150	557,198	83,913
Cost of shares redeemed	(8,084,311)	(1,680,113)	(7,463,846)	(1,705,077)

Change in net assets from Class A capital transactions	$30,122,502	$10,376,150	$23,484,748	$7,753,324

Class C
Proceeds from shares issued	$1,596,932	$270,368	$1,626,930	$180,879
Dividends and distributions reinvested	4,839	983	11,536	972
Cost of shares redeemed	(122,584)	(115,929)	(230,544)	(36,482)

Change in net assets from Class C capital transactions	$1,479,187	$155,422	$1,407,922	$145,369

Class R2
Proceeds from shares issued	$2,526,445	$210,499	$1,853,314	$1,103,154
Dividends and distributions reinvested	18,704	1,971	45,409	5,328
Cost of shares redeemed	(726,864)	(6,677)	(456,915)	(162,152)

Change in net assets from Class R2 capital transactions	$1,818,285	$205,793	$1,441,808	$946,330

Institutional Class
Proceeds from shares issued	$21,086,771	$11,520,990	$24,623,965	$12,823,451
Dividends and distributions reinvested	503,211	305,231	767,935	292,837
Cost of shares redeemed	(4,403,626)	(10,575,758)	(7,908,584)	(4,912,434)

Change in net assets from Institutional Class capital transactions	$17,186,356	$1,250,463	$17,483,316	$8,203,854

Select Class
Proceeds from shares issued	$24,513,194	$4,355,060	$31,782,907	$10,286,963
Dividends and distributions reinvested	516,924	159,305	817,740	129,308
Cost of shares redeemed	(2,666,245)	(1,139,139)	(5,233,437)	(1,347,606)

Change in net assets from Select Class capital transactions	$22,363,873	$3,375,226	$27,367,210	$9,068,665

Total change in net assets from capital transactions	$72,970,203	$15,363,054	$71,185,004	$26,117,542

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Year Ended 6/30/2011	Year Ended 6/30/2010	Year Ended 6/30/2011	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	2,625,507	950,970	2,134,862	752,265
Reinvested	46,800	8,407	38,902	6,822
Redeemed	(568,323)	(133,018)	(538,722)	(136,313)

Change in Class A Shares	2,103,984	826,359	1,635,042	622,774

Class C
Issued	112,311	21,270	113,963	14,348
Reinvested	339	80	804	79
Redeemed	(8,513)	(9,317)	(16,132)	(2,792)

Change in Class C Shares	104,137	12,033	98,635	11,635

Class R2
Issued	176,279	17,007	128,954	92,255
Reinvested	1,309	162	3,185	437
Redeemed	(50,430)	(530)	(32,133)	(12,590)

Change in Class R2 Shares	127,158	16,639	100,006	80,102

Institutional Class
Issued	1,462,068	959,162	1,725,008	1,038,154
Reinvested	35,156	24,591	53,562	23,627
Redeemed	(308,882)	(831,979)	(560,831)	(387,638)

Change in Institutional Class Shares	1,188,342	151,774	1,217,739	674,143

Select Class
Issued	1,703,060	354,836	2,219,472	820,768
Reinvested	36,080	12,871	56,972	10,514
Redeemed	(187,319)	(93,854)	(369,013)	(109,450)

Change in Select Class Shares	1,551,821	273,853	1,907,431	721,832

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Year Ended June 30, 2011	$14.26	$0.43		$1.57	$2.00	$(0.44)	$—	$(0.44)
Year Ended June 30, 2010	12.96	0.46	(g)	1.28	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.75	0.47	(g)	(1.56)	(1.09)	(0.47)	(0.23)	(0.70)
Year Ended June 30, 2008	15.98	0.59	(g)	(1.09)	(0.50)	(0.72)	(0.01)	(0.73)
Year Ended June 30, 2007	14.88	0.62	(g)	0.94	1.56	(0.46)	— (h)	(0.46)

Class C
Year Ended June 30, 2011	14.24	0.34		1.54	1.88	(0.34)	—	(0.34)
Year Ended June 30, 2010	12.95	0.38	(g)	1.27	1.65	(0.36)	—	(0.36)
Year Ended June 30, 2009	14.75	0.43	(g)	(1.59)	(1.16)	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2008	15.98	0.52	(g)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)
Year Ended June 30, 2007	14.88	0.50	(g)	0.97	1.47	(0.37)	— (h)	(0.37)

Class R2
Year Ended June 30, 2011	14.25	0.40		1.56	1.96	(0.40)	—	(0.40)
Year Ended June 30, 2010	12.95	0.40	(g)	1.31	1.71	(0.41)	—	(0.41)
November 3, 2008 (i) through June 30, 2009	12.49	0.30	(g)	0.73	1.03	(0.34)	(0.23)	(0.57)

Institutional Class
Year Ended June 30, 2011	14.29	0.47		1.56	2.03	(0.47)	—	(0.47)
Year Ended June 30, 2010	12.98	0.49	(g)	1.29	1.78	(0.47)	—	(0.47)
Year Ended June 30, 2009	14.77	0.54	(g)	(1.58)	(1.04)	(0.52)	(0.23)	(0.75)
Year Ended June 30, 2008	15.99	0.65	(g)	(1.09)	(0.44)	(0.77)	(0.01)	(0.78)
Year Ended June 30, 2007	14.88	0.73	(g)	0.89	1.62	(0.51)	— (h)	(0.51)

Select Class
Year Ended June 30, 2011	14.27	0.43		1.58	2.01	(0.45)	—	(0.45)
Year Ended June 30, 2010	12.96	0.47	(g)	1.29	1.76	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.76	0.51	(g)	(1.58)	(1.07)	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2008	15.98	0.61	(g)	(1.07)	(0.46)	(0.75)	(0.01)	(0.76)
Year Ended June 30, 2007	14.88	0.62	(g)	0.97	1.59	(0.49)	— (h)	(0.49)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$15.82	14.07%	$69,177	0.27%	2.92%	0.56%	30%
14.26	13.42	21,538	0.28	3.21	0.57	10
12.96	(7.13)	4,910	0.42	3.68	0.62	63
14.75	(3.27)	1,857	0.42	3.82	0.56	38
15.98	10.55	134	0.42	3.91	1.02	38

15.78	13.27	3,488	0.92	2.24	1.06	30
14.24	12.78	1,635	0.92	2.67	1.07	10
12.95	(7.64)	418	0.92	3.32	1.11	63
14.75	(3.75)	315	0.92	3.38	1.06	38
15.98	9.98	73	0.92	3.18	1.45	38

15.81	13.81	1,251	0.52	2.65	0.82	30
14.25	13.19	357	0.53	2.80	0.82	10
12.95	8.61	54	0.67	3.71	0.89	63

15.85	14.29	174,001	0.02	3.03	0.15	30
14.29	13.75	129,331	0.02	3.44	0.17	10
12.98	(6.77)	88,821	0.02	4.17	0.22	63
14.77	(2.88)	87,311	0.02	4.13	0.15	38
15.99	10.99	66,328	0.02	4.56	0.24	38

15.83	14.14	48,015	0.17	2.87	0.31	30
14.27	13.62	26,081	0.17	3.27	0.32	10
12.96	(6.99)	11,569	0.17	4.01	0.37	63
14.76	(3.02)	10,104	0.17	3.93	0.31	38
15.98	10.80	3,455	0.17	3.88	0.46	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2010 Fund
Class A
Year Ended June 30, 2011	$13.73	$0.43	(g)	$1.59	$2.02	$(0.41)	$—	$(0.41)
Year Ended June 30, 2010	12.36	0.44	(g)	1.38	1.82	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.67	0.46	(g)	(2.06)	(1.60)	(0.42)	(0.29)	(0.71)
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)
Year Ended June 30, 2007	14.88	0.50		1.39	1.89	(0.54)	(0.01)	(0.55)

Class C
Year Ended June 30, 2011	13.70	0.34	(g)	1.57	1.91	(0.32)	—	(0.32)
Year Ended June 30, 2010	12.35	0.37	(g)	1.35	1.72	(0.37)	—	(0.37)
Year Ended June 30, 2009	14.65	0.41	(g)	(2.05)	(1.64)	(0.37)	(0.29)	(0.66)
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)
Year Ended June 30, 2007	14.88	0.39		1.41	1.80	(0.46)	(0.01)	(0.47)

Class R2
Year Ended June 30, 2011	13.73	0.40	(g)	1.58	1.98	(0.38)	—	(0.38)
Year Ended June 30, 2010	12.36	0.41	(g)	1.37	1.78	(0.41)	—	(0.41)
November 3, 2008 (h) through June 30, 2009	12.03	0.28	(g)	0.65	0.93	(0.31)	(0.29)	(0.60)

Institutional Class
Year Ended June 30, 2011	13.75	0.45	(g)	1.61	2.06	(0.44)	—	(0.44)
Year Ended June 30, 2010	12.37	0.47	(g)	1.39	1.86	(0.48)	—	(0.48)
Year Ended June 30, 2009	14.67	0.50	(g)	(2.04)	(1.54)	(0.47)	(0.29)	(0.76)
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)
Year Ended June 30, 2007	14.88	0.56		1.40	1.96	(0.60)	(0.01)	(0.61)

Select Class
Year Ended June 30, 2011	13.73	0.45	(g)	1.59	2.04	(0.42)	—	(0.42)
Year Ended June 30, 2010	12.36	0.45	(g)	1.38	1.83	(0.46)	—	(0.46)
Year Ended June 30, 2009	14.66	0.48	(g)	(2.04)	(1.56)	(0.45)	(0.29)	(0.74)
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)
Year Ended June 30, 2007	14.88	0.53		1.40	1.93	(0.58)	(0.01)	(0.59)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$15.34	14.77%	$68,191	0.28%	2.87%	0.58%	21%
13.73	14.72	29,031	0.29	3.19	0.60	16
12.36	(10.62)	8,850	0.43	3.74	0.67	63
14.67	(5.01)	4,806	0.43	3.37	0.62	31
16.22	12.85	2,622	0.43	3.15	0.56	27

15.29	14.02	4,417	0.93	2.29	1.08	21
13.70	13.97	1,435	0.93	2.70	1.10	16
12.35	(10.95)	424	0.93	3.38	1.17	63
14.65	(5.49)	194	0.93	3.67	1.15	31
16.21	12.28	32	0.93	2.63	1.08	27

15.33	14.46	2,996	0.53	2.64	0.83	21
13.73	14.45	564	0.55	2.96	0.85	16
12.36	8.13	222	0.68	3.71	0.97	63

15.37	15.08	76,225	0.03	2.97	0.18	21
13.75	15.07	61,771	0.03	3.44	0.20	16
12.37	(10.22)	55,445	0.03	4.00	0.26	63
14.67	(4.68)	68,515	0.03	3.79	0.21	31
16.23	13.32	58,382	0.03	3.66	0.18	27

15.35	14.95	144,573	0.18	2.95	0.33	21
13.73	14.83	54,458	0.18	3.28	0.35	16
12.36	(10.36)	35,148	0.18	3.90	0.41	63
14.66	(4.81)	32,554	0.18	3.81	0.39	31
16.22	13.12	10,400	0.18	3.31	0.31	27

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2011	$13.30	$0.42	(g)	$2.16	$2.58	$(0.40)	$—	$(0.40)
Year Ended June 30, 2010	11.81	0.42	(g)	1.48	1.90	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.67	0.40	(g)	(2.57)	(2.17)	(0.36)	(0.33)	(0.69)
Year Ended June 30, 2008	16.56	0.46	(g)	(1.53)	(1.07)	(0.67)	(0.15)	(0.82)
Year Ended June 30, 2007	14.83	0.41	(g)	1.83	2.24	(0.50)	(0.01)	(0.51)

Class C
Year Ended June 30, 2011	13.25	0.31	(g)	2.16	2.47	(0.31)	—	(0.31)
Year Ended June 30, 2010	11.77	0.33	(g)	1.49	1.82	(0.34)	—	(0.34)
Year Ended June 30, 2009	14.65	0.37	(g)	(2.59)	(2.22)	(0.33)	(0.33)	(0.66)
Year Ended June 30, 2008	16.57	0.42	(g)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)
Year Ended June 30, 2007	14.83	0.31	(g)	1.85	2.16	(0.41)	(0.01)	(0.42)

Class R2
Year Ended June 30, 2011	13.29	0.39	(g)	2.15	2.54	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.81	0.39	(g)	1.47	1.86	(0.38)	—	(0.38)
November 3, 2008 (h) through June 30, 2009	11.65	0.25	(g)	0.55	0.80	(0.31)	(0.33)	(0.64)

Institutional Class
Year Ended June 30, 2011	13.32	0.44	(g)	2.18	2.62	(0.43)	—	(0.43)
Year Ended June 30, 2010	11.82	0.44	(g)	1.50	1.94	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.68	0.44	(g)	(2.57)	(2.13)	(0.40)	(0.33)	(0.73)
Year Ended June 30, 2008	16.57	0.53	(g)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)
Year Ended June 30, 2007	14.83	0.49	(g)	1.82	2.31	(0.56)	(0.01)	(0.57)

Select Class
Year Ended June 30, 2011	13.31	0.42	(g)	2.18	2.60	(0.41)	—	(0.41)
Year Ended June 30, 2010	11.82	0.42	(g)	1.49	1.91	(0.42)	—	(0.42)
Year Ended June 30, 2009	14.67	0.42	(g)	(2.56)	(2.14)	(0.38)	(0.33)	(0.71)
Year Ended June 30, 2008	16.57	0.51	(g)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)
Year Ended June 30, 2007	14.83	0.46	(g)	1.83	2.29	(0.54)	(0.01)	(0.55)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits (e)	Portfolio turnover rate (b)

$15.48	19.47%	$138,715	0.28%	2.81%	0.58%	12%
13.30	16.05	43,456	0.29	3.06	0.60	17
11.81	(14.49)	12,945	0.43	3.41	0.65	50
14.67	(6.74)	6,816	0.43	2.92	0.65	26
16.56	15.24	3,713	0.43	2.47	0.53	25

15.41	18.69	8,176	0.93	2.10	1.08	12
13.25	15.42	3,208	0.93	2.47	1.10	17
11.77	(14.89)	923	0.93	3.24	1.18	50
14.65	(7.27)	93	0.93	2.68	1.14	26
16.57	14.70	15	0.93	1.98	1.05	25

15.46	19.21	5,588	0.53	2.56	0.83	12
13.29	15.74	533	0.55	2.91	0.85	17
11.81	7.26	84	0.68	3.49	0.93	50

15.51	19.77	213,270	0.03	2.93	0.18	12
13.32	16.40	156,672	0.03	3.27	0.20	17
11.82	(14.17)	112,187	0.03	3.68	0.25	50
14.68	(6.37)	131,615	0.03	3.32	0.24	26
16.57	15.73	105,922	0.03	3.04	0.14	25

15.50	19.62	139,335	0.18	2.80	0.33	12
13.31	16.15	71,936	0.18	3.10	0.35	17
11.82	(14.23)	46,567	0.18	3.63	0.41	50
14.67	(6.56)	25,510	0.18	3.26	0.41	26
16.57	15.60	11,517	0.18	2.77	0.28	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2011	$13.00	$0.38	(g)	$2.52	$2.90	$(0.36)	$—	$(0.36)
Year Ended June 30, 2010	11.44	0.36	(g)	1.58	1.94	(0.38)	—	(0.38)
Year Ended June 30, 2009	14.68	0.34	(g)	(2.90)	(2.56)	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2008	16.86	0.42	(g)	(1.76)	(1.34)	(0.65)	(0.19)	(0.84)
Year Ended June 30, 2007	14.78	0.37	(g)	2.17	2.54	(0.45)	(0.01)	(0.46)

Class C
Year Ended June 30, 2011	12.99	0.29	(g)	2.49	2.78	(0.27)	—	(0.27)
Year Ended June 30, 2010	11.43	0.29	(g)	1.57	1.86	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.69	0.30	(g)	(2.93)	(2.63)	(0.25)	(0.38)	(0.63)
Year Ended June 30, 2008	16.87	0.32	(g)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)
Year Ended June 30, 2007	14.79	0.22	(g)	2.24	2.46	(0.37)	(0.01)	(0.38)

Class R2
Year Ended June 30, 2011	13.00	0.35	(g)	2.51	2.86	(0.33)	—	(0.33)
Year Ended June 30, 2010	11.43	0.34	(g)	1.58	1.92	(0.35)	—	(0.35)
November 3, 2008 (h) through June 30, 2009	11.40	0.21	(g)	0.46	0.67	(0.26)	(0.38)	(0.64)

Institutional Class
Year Ended June 30, 2011	13.04	0.41	(g)	2.53	2.94	(0.39)	—	(0.39)
Year Ended June 30, 2010	11.46	0.40	(g)	1.59	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.70	0.39	(g)	(2.91)	(2.52)	(0.34)	(0.38)	(0.72)
Year Ended June 30, 2008	16.88	0.46	(g)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)
Year Ended June 30, 2007	14.79	0.39	(g)	2.22	2.61	(0.51)	(0.01)	(0.52)

Select Class
Year Ended June 30, 2011	13.03	0.40	(g)	2.51	2.91	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.46	0.37	(g)	1.59	1.96	(0.39)	—	(0.39)
Year Ended June 30, 2009	14.70	0.37	(g)	(2.91)	(2.54)	(0.32)	(0.38)	(0.70)
Year Ended June 30, 2008	16.88	0.45	(g)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)
Year Ended June 30, 2007	14.79	0.37	(g)	2.22	2.59	(0.49)	(0.01)	(0.50)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits (e)	Portfolio turnover rate (b)

$15.54	22.41%	$212,703	0.28%	2.54%	0.58%	12%
13.00	16.91	76,191	0.29	2.70	0.59	20
11.44	(17.10)	20,941	0.43	3.04	0.66	50
14.68	(8.29)	10,863	0.43	2.65	0.68	27
16.86	17.38	2,049	0.43	2.21	0.52	36

15.50	21.51	12,604	0.93	1.90	1.09	12
12.99	16.26	3,886	0.93	2.16	1.09	20
11.43	(17.54)	1,643	0.93	2.64	1.16	50
14.69	(8.73)	435	0.93	2.03	1.15	27
16.87	16.76	169	0.93	1.37	1.02	36

15.53	22.11	10,648	0.53	2.32	0.84	12
13.00	16.72	962	0.55	2.58	0.84	20
11.43	6.33	194	0.68	3.02	0.95	50

15.59	22.69	365,233	0.03	2.72	0.18	12
13.04	17.33	227,785	0.03	2.99	0.19	20
11.46	(16.76)	182,929	0.03	3.36	0.25	50
14.70	(7.95)	200,510	0.03	2.85	0.24	27
16.88	17.81	158,680	0.03	2.40	0.13	36

15.57	22.47	423,159	0.18	2.64	0.33	12
13.03	17.08	139,647	0.18	2.82	0.34	20
11.46	(16.88)	76,989	0.18	3.26	0.41	50
14.70	(8.07)	61,177	0.18	2.83	0.43	27
16.88	17.68	20,483	0.18	2.22	0.27	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2011	$12.15	$0.33	(g)	$2.70	$3.03	$(0.30)	$(0.07)	$(0.37)
Year Ended June 30, 2010	10.61	0.30	(g)	1.54	1.84	(0.30)	—	(0.30)
Year Ended June 30, 2009	13.51	0.30	(g)	(2.92)	(2.62)	(0.23)	(0.05)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.40	(g)	(1.33)	(0.93)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2011	12.15	0.23	(g)	2.71	2.94	(0.22)	(0.07)	(0.29)
Year Ended June 30, 2010	10.61	0.21	(g)	1.55	1.76	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.50	0.23	(g)	(2.89)	(2.66)	(0.18)	(0.05)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.31	(g)	(1.31)	(1.00)	(0.50)	—	(0.50)

Class R2
Year Ended June 30, 2011	12.14	0.29	(g)	2.70	2.99	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2010	10.61	0.24	(g)	1.56	1.80	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	10.30	0.17	(g)	0.38	0.55	(0.19)	(0.05)	(0.24)

Institutional Class
Year Ended June 30, 2011	12.17	0.35	(g)	2.72	3.07	(0.33)	(0.07)	(0.40)
Year Ended June 30, 2010	10.63	0.35	(g)	1.52	1.87	(0.33)	—	(0.33)
Year Ended June 30, 2009	13.52	0.32	(g)	(2.89)	(2.57)	(0.27)	(0.05)	(0.32)
July 31, 2007 (h) through June 30, 2008	15.00	0.44	(g)	(1.32)	(0.88)	(0.60)	—	(0.60)

Select Class
Year Ended June 30, 2011	12.17	0.33	(g)	2.73	3.06	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2010	10.62	0.32	(g)	1.54	1.86	(0.31)	—	(0.31)
Year Ended June 30, 2009	13.52	0.31	(g)	(2.91)	(2.60)	(0.25)	(0.05)	(0.30)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.27)	(0.90)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$14.81	25.08%	$166,459	0.29%	2.27%	0.59%	13%
12.15	17.26	44,106	0.30	2.39	0.60	28
10.61	(19.23)	5,921	0.44	2.88	0.69	51
13.51	(6.48)	1,983	0.44	3.06	0.53	33

14.80	24.25	5,334	0.94	1.60	1.09	13
12.15	16.52	1,720	0.94	1.71	1.09	28
10.61	(19.58)	926	0.94	2.20	1.21	51
13.50	(6.94)	264	0.94	2.32	1.53	33

14.79	24.75	11,214	0.54	2.02	0.84	13
12.14	16.90	3,425	0.54	1.88	0.86	28
10.61	5.60	141	0.69	2.72	0.99	51

14.84	25.39	90,630	0.04	2.43	0.19	13
12.17	17.49	41,093	0.04	2.78	0.19	28
10.63	(18.86)	17,736	0.04	3.04	0.28	51
13.52	(6.14)	13,687	0.04	3.30	0.50	33

14.84	25.22	127,173	0.19	2.29	0.34	13
12.17	17.43	47,707	0.19	2.54	0.34	28
10.62	(19.05)	29,554	0.19	3.10	0.46	51
13.52	(6.25)	2,206	0.19	2.79	0.55	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2011	$12.44	$0.30	(g)	$3.05	$3.35	$(0.28)	$—	$(0.28)
Year Ended June 30, 2010	10.80	0.28	(g)	1.66	1.94	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.79	0.25	(g)	(3.53)	(3.28)	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2008	17.32	0.29	(g)	(2.00)	(1.71)	(0.59)	(0.23)	(0.82)
Year Ended June 30, 2007	14.75	0.20	(g)	2.77	2.97	(0.40)	— (h)	(0.40)

Class C
Year Ended June 30, 2011	12.39	0.21	(g)	3.04	3.25	(0.20)	—	(0.20)
Year Ended June 30, 2010	10.76	0.21	(g)	1.64	1.85	(0.22)	—	(0.22)
Year Ended June 30, 2009	14.76	0.22	(g)	(3.55)	(3.33)	(0.19)	(0.48)	(0.67)
Year Ended June 30, 2008	17.31	0.22	(g)	(2.01)	(1.79)	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2007	14.75	0.13	(g)	2.76	2.89	(0.33)	— (h)	(0.33)

Class R2
Year Ended June 30, 2011	12.43	0.26	(g)	3.07	3.33	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.80	0.30	(g)	1.60	1.90	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	11.05	0.16	(g)	0.29	0.45	(0.22)	(0.48)	(0.70)

Institutional Class
Year Ended June 30, 2011	12.48	0.33	(g)	3.08	3.41	(0.32)	—	(0.32)
Year Ended June 30, 2010	10.83	0.32	(g)	1.66	1.98	(0.33)	—	(0.33)
Year Ended June 30, 2009	14.80	0.30	(g)	(3.54)	(3.24)	(0.25)	(0.48)	(0.73)
Year Ended June 30, 2008	17.33	0.36	(g)	(2.00)	(1.64)	(0.66)	(0.23)	(0.89)
Year Ended June 30, 2007	14.76	0.29	(g)	2.74	3.03	(0.46)	— (h)	(0.46)

Select Class
Year Ended June 30, 2011	12.46	0.32	(g)	3.06	3.38	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.81	0.29	(g)	1.67	1.96	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.79	0.29	(g)	(3.55)	(3.26)	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2008	17.32	0.35	(g)	(2.01)	(1.66)	(0.64)	(0.23)	(0.87)
Year Ended June 30, 2007	14.75	0.26	(g)	2.75	3.01	(0.44)	—	(0.44)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$15.51	27.05%	$203,412	0.29%	2.05%	0.60%	12%
12.44	17.85	75,407	0.30	2.11	0.61	26
10.80	(21.71)	17,730	0.44	2.36	0.69	52
14.79	(10.27)	8,449	0.44	1.82	0.68	33
17.32	20.38	2,930	0.44	1.18	0.53	27

15.44	26.30	10,145	0.94	1.39	1.10	12
12.39	17.17	2,856	0.94	1.61	1.11	26
10.76	(22.07)	876	0.94	2.02	1.18	52
14.76	(10.78)	257	0.94	1.38	1.19	33
17.31	19.73	80	0.94	0.81	1.03	27

15.50	26.84	8,835	0.54	1.71	0.86	12
12.43	17.51	880	0.55	2.34	0.86	26
10.80	4.66	112	0.69	2.51	0.97	52

15.57	27.41	323,776	0.04	2.24	0.20	12
12.48	18.17	197,111	0.04	2.47	0.21	26
10.83	(21.35)	159,882	0.04	2.70	0.27	52
14.80	(9.91)	170,167	0.04	2.23	0.26	33
17.33	20.77	133,109	0.04	1.77	0.13	27

15.54	27.21	363,288	0.19	2.16	0.35	12
12.46	18.04	107,456	0.19	2.27	0.36	26
10.81	(21.52)	58,367	0.19	2.66	0.43	52
14.79	(10.03)	38,908	0.19	2.20	0.45	33
17.32	20.64	11,358	0.19	1.53	0.28	27

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2011	$11.68	$0.26	(g)	$3.09	$3.35	$(0.23)	$(0.07)	$(0.30)
Year Ended June 30, 2010	10.17	0.23	(g)	1.54	1.77	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.29	0.23	(g)	(3.15)	(2.92)	(0.17)	(0.03)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.33	(g)	(1.48)	(1.15)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2011	11.66	0.17	(g)	3.08	3.25	(0.16)	(0.07)	(0.23)
Year Ended June 30, 2010	10.15	0.18	(g)	1.51	1.69	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.29	0.17	(g)	(3.14)	(2.97)	(0.14)	(0.03)	(0.17)
July 31, 2007 (h) through June 30, 2008	15.00	0.29	(g)	(1.51)	(1.22)	(0.49)	—	(0.49)

Class R2
Year Ended June 30, 2011	11.68	0.23	(g)	3.09	3.32	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2010	10.17	0.19	(g)	1.55	1.74	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	9.90	0.16	(g)	0.29	0.45	(0.15)	(0.03)	(0.18)

Institutional Class
Year Ended June 30, 2011	11.72	0.28	(g)	3.11	3.39	(0.26)	(0.07)	(0.33)
Year Ended June 30, 2010	10.19	0.29	(g)	1.52	1.81	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.30	0.26	(g)	(3.14)	(2.88)	(0.20)	(0.03)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.48)	(1.11)	(0.59)	—	(0.59)

Select Class
Year Ended June 30, 2011	11.72	0.26	(g)	3.11	3.37	(0.24)	(0.07)	(0.31)
Year Ended June 30, 2010	10.19	0.26	(g)	1.54	1.80	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.31	0.26	(g)	(3.17)	(2.91)	(0.18)	(0.03)	(0.21)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.37)	(1.11)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$14.73	28.87%	$104,259	0.29%	1.87%	0.62%	12%
11.68	17.28	30,438	0.30	1.89	0.62	34
10.17	(21.85)	3,566	0.44	2.33	0.73	55
13.29	(8.01)	1,137	0.44	2.56	0.58	51

14.68	27.96	4,348	0.94	1.22	1.12	12
11.66	16.61	882	0.94	1.45	1.12	34
10.15	(22.22)	419	0.94	1.77	1.25	55
13.29	(8.43)	189	0.94	2.19	1.80	51

14.72	28.55	4,871	0.54	1.64	0.87	12
11.68	17.02	617	0.55	1.55	0.88	34
10.17	4.73	54	0.69	2.65	1.00	55

14.78	29.13	57,673	0.04	2.02	0.22	12
11.72	17.70	23,662	0.04	2.36	0.21	34
10.19	(21.52)	14,863	0.04	2.62	0.32	55
13.30	(7.70)	10,303	0.04	2.83	0.63	51

14.78	28.96	88,391	0.19	1.87	0.37	12
11.72	17.53	33,950	0.19	2.12	0.36	34
10.19	(21.69)	24,003	0.19	2.74	0.50	55
13.31	(7.74)	1,109	0.19	2.03	0.58	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2011	$12.24	$0.27	(g)	$3.24	$3.51	$(0.26)	$—	$(0.26)
Year Ended June 30, 2010	10.64	0.25	(g)	1.64	1.89	(0.29)	—	(0.29)
Year Ended June 30, 2009	14.72	0.23	(g)	(3.61)	(3.38)	(0.18)	(0.52)	(0.70)
Year Ended June 30, 2008	17.32	0.31	(g)	(2.08)	(1.77)	(0.59)	(0.24)	(0.83)
Year Ended June 30, 2007	14.76	0.23	(g)	2.75	2.98	(0.42)	— (h)	(0.42)

Class C
Year Ended June 30, 2011	12.17	0.18	(g)	3.22	3.40	(0.18)	—	(0.18)
Year Ended June 30, 2010	10.60	0.18	(g)	1.62	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	14.71	0.18	(g)	(3.61)	(3.43)	(0.16)	(0.52)	(0.68)
Year Ended June 30, 2008	17.33	0.26	(g)	(2.11)	(1.85)	(0.53)	(0.24)	(0.77)
Year Ended June 30, 2007	14.76	0.13	(g)	2.78	2.91	(0.34)	— (h)	(0.34)

Class R2
Year Ended June 30, 2011	12.22	0.21	(g)	3.26	3.47	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.63	0.25	(g)	1.60	1.85	(0.26)	—	(0.26)
November 3, 2008 (i) through June 30, 2009	10.92	0.15	(g)	0.25	0.40	(0.17)	(0.52)	(0.69)

Institutional Class
Year Ended June 30, 2011	12.28	0.30	(g)	3.27	3.57	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.67	0.29	(g)	1.64	1.93	(0.32)	—	(0.32)
Year Ended June 30, 2009	14.74	0.28	(g)	(3.63)	(3.35)	(0.20)	(0.52)	(0.72)
Year Ended June 30, 2008	17.34	0.35	(g)	(2.06)	(1.71)	(0.65)	(0.24)	(0.89)
Year Ended June 30, 2007	14.76	0.28	(g)	2.77	3.05	(0.47)	— (h)	(0.47)

Select Class
Year Ended June 30, 2011	12.26	0.29	(g)	3.25	3.54	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.66	0.26	(g)	1.65	1.91	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.74	0.26	(g)	(3.63)	(3.37)	(0.19)	(0.52)	(0.71)
Year Ended June 30, 2008	17.34	0.34	(g)	(2.07)	(1.73)	(0.63)	(0.24)	(0.87)
Year Ended June 30, 2007	14.76	0.26	(g)	2.77	3.03	(0.45)	— (h)	(0.45)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$15.49	28.80%	$147,558	0.29%	1.84%	0.62%	13%
12.24	17.71	50,347	0.30	1.92	0.65	28
10.64	(22.48)	12,946	0.44	2.12	0.71	52
14.72	(10.65)	9,084	0.44	1.92	0.72	36
17.32	20.45	1,089	0.44	1.33	0.54	25

15.39	28.01	6,970	0.94	1.20	1.12	13
12.17	16.90	2,313	0.94	1.42	1.15	28
10.60	(22.86)	493	0.94	1.68	1.21	52
14.71	(11.12)	277	0.94	1.59	1.21	36
17.33	19.84	56	0.94	0.82	1.03	25

15.46	28.51	6,141	0.54	1.42	0.88	13
12.22	17.37	688	0.55	1.97	0.90	28
10.63	4.33	107	0.69	2.32	1.01	52

15.55	29.15	261,764	0.04	2.04	0.22	13
12.28	18.03	160,991	0.04	2.29	0.24	28
10.67	(22.18)	127,662	0.04	2.54	0.30	52
14.74	(10.30)	126,088	0.04	2.12	0.28	36
17.34	20.94	104,191	0.04	1.68	0.14	25

15.52	28.96	232,478	0.19	1.97	0.37	13
12.26	17.79	53,197	0.19	2.05	0.40	28
10.66	(22.33)	27,195	0.19	2.49	0.46	52
14.74	(10.41)	19,182	0.19	2.10	0.48	36
17.34	20.80	5,192	0.19	1.55	0.29	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investment	Total from investments operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2011	$11.81	$0.26	(g)	$3.10	$3.36	$(0.23)	$(0.17)	$(0.40)
Year Ended June 30, 2010	10.27	0.24	(g)	1.55	1.79	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.36	0.23	(g)	(3.08)	(2.85)	(0.20)	(0.04)	(0.24)
July 31, 2007 (h) through June 30, 2008	15.00	0.30	(g)	(1.40)	(1.10)	(0.54)	—	(0.54)

Class C
Year Ended June 30, 2011	11.81	0.19	(g)	3.08	3.27	(0.17)	(0.17)	(0.34)
Year Ended June 30, 2010	10.28	0.22	(g)	1.49	1.71	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.37	0.18	(g)	(3.07)	(2.89)	(0.16)	(0.04)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.19	(g)	(1.36)	(1.17)	(0.46)	—	(0.46)

Class R2
Year Ended June 30, 2011	11.81	0.23	(g)	3.09	3.32	(0.20)	(0.17)	(0.37)
Year Ended June 30, 2010	10.28	0.23	(g)	1.52	1.75	(0.22)	—	(0.22)
November 3, 2008(i) through June 30, 2009	10.01	0.16	(g)	0.32	0.48	(0.17)	(0.04)	(0.21)

Institutional Class
Year Ended June 30, 2011	11.84	0.28	(g)	3.12	3.40	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2010	10.29	0.29	(g)	1.53	1.82	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.37	0.27	(g)	(3.08)	(2.81)	(0.23)	(0.04)	(0.27)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.42)	(1.05)	(0.58)	—	(0.58)

Select Class
Year Ended June 30, 2011	11.84	0.27	(g)	3.10	3.37	(0.24)	(0.17)	(0.41)
Year Ended June 30, 2010	10.29	0.26	(g)	1.55	1.81	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.37	0.26	(g)	(3.08)	(2.82)	(0.22)	(0.04)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.33)	(1.07)	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$14.77	28.68%	$44,722	0.29%	1.82%	0.68%	11%
11.81	17.31	10,913	0.30	1.89	0.67	42
10.27	(21.23)	1,001	0.44	2.31	0.97	60
13.36	(7.60)	296	0.44	2.27	2.28	37

14.74	27.82	1,782	0.94	1.34	1.18	11
11.81	16.57	198	0.94	1.81	1.17	42
10.28	(21.55)	49	0.94	1.74	1.46	60
13.37	(8.04)	30	0.94	1.40	3.55	37

14.76	28.34	2,197	0.54	1.59	0.93	11
11.81	16.94	257	0.56	1.90	0.93	42
10.28	4.98	52	0.69	2.69	1.24	60

14.81	28.96	32,109	0.04	2.01	0.28	11
11.84	17.62	11,601	0.04	2.38	0.26	42
10.29	(20.86)	8,520	0.04	2.70	0.57	60
13.37	(7.28)	3,916	0.04	2.79	1.39	37

14.80	28.71	34,398	0.19	1.90	0.43	11
11.84	17.46	9,135	0.19	2.13	0.42	42
10.29	(20.97)	5,123	0.19	2.74	0.74	60
13.37	(7.40)	412	0.19	2.01	2.14	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2011	$11.85	$0.26	(g)	$3.16	$3.42	$(0.24)	$(0.24)	$(0.48)
Year Ended June 30, 2010	10.29	0.25	(g)	1.57	1.82	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.48	0.23	(g)	(3.16)	(2.93)	(0.18)	(0.08)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	(0.05	)(g)	(1.03)	(1.08)	(0.44)	—	(0.44)

Class C
Year Ended June 30, 2011	11.83	0.17	(g)	3.15	3.32	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2010	10.28	0.17	(g)	1.56	1.73	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.49	0.15	(g)	(3.13)	(2.98)	(0.15)	(0.08)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.22	(g)	(1.36)	(1.14)	(0.37)	—	(0.37)

Class R2
Year Ended June 30, 2011	11.84	0.21	(g)	3.17	3.38	(0.21)	(0.24)	(0.45)
Year Ended June 30, 2010	10.28	0.17	(g)	1.62	1.79	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	10.08	0.16	(g)	0.27	0.43	(0.15)	(0.08)	(0.23)

Institutional Class
Year Ended June 30, 2011	11.88	0.28	(g)	3.18	3.46	(0.27)	(0.24)	(0.51)
Year Ended June 30, 2010	10.31	0.29	(g)	1.56	1.85	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.49	0.27	(g)	(3.16)	(2.89)	(0.21)	(0.08)	(0.29)
July 31, 2007 (h) through June 30, 2008	15.00	0.41	(g)	(1.43)	(1.02)	(0.49)	—	(0.49)

Select Class
Year Ended June 30, 2011	11.88	0.27	(g)	3.16	3.43	(0.25)	(0.24)	(0.49)
Year Ended June 30, 2010	10.30	0.26	(g)	1.59	1.85	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.49	0.25	(g)	(3.16)	(2.91)	(0.20)	(0.08)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.32	(g)	(1.36)	(1.04)	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$14.79	29.06%	$34,342	0.29%	1.82%	0.68%	16%
11.85	17.56	8,152	0.30	1.98	0.74	29
10.29	(21.59)	669	0.44	2.39	1.13	66
13.48	(7.41)	98	0.44	(0.41)	3.10	63

14.74	28.20	1,754	0.94	1.16	1.19	16
11.83	16.80	241	0.94	1.39	1.24	29
10.28	(21.97)	90	0.94	1.54	1.64	66
13.49	(7.81)	26	0.94	1.67	3.90	63

14.77	28.68	2,736	0.54	1.47	0.92	16
11.84	17.30	1,009	0.54	1.35	1.01	29
10.28	4.44	52	0.69	2.67	1.36	66

14.83	29.34	37,596	0.04	2.00	0.26	16
11.88	17.88	15,656	0.04	2.34	0.33	29
10.31	(21.28)	6,631	0.04	2.79	0.75	66
13.49	(7.05)	1,545	0.04	3.08	2.48	63

14.82	29.08	43,245	0.19	1.87	0.42	16
11.88	17.85	12,004	0.19	2.13	0.49	29
10.30	(21.46)	2,976	0.19	2.60	0.88	66
13.49	(7.15)	522	0.19	2.41	2.52	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartRetirement Income Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2010 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2015 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2020 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2025 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2030 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2035 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2040 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2045 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2050 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

94	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”):

SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities #	$288,606,935	$2,325,128	$—	$290,932,063

Appreciation in Other Financial Instruments
Futures Contracts	$370,897	$—	$—	$370,897

Depreciation in Other Financial Instruments
Futures Contracts	$(388,477)	$—	$—	$(388,477)

SmartRetirement 2010 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities #	$295,139,587	$2,335,172	$—	$297,474,759

Appreciation in Other Financial Instruments
Futures Contracts	$472,606	$—	$—	$472,606

Depreciation in Other Financial Instruments
Futures Contracts	$(354,520)	$—	$—	$(354,520)

SmartRetirement 2015 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities #	$504,533,585	$4,047,631	$—	$508,581,216

Appreciation in Other Financial Instruments
Futures Contracts	$814,770	$—	$—	$814,770

Depreciation in Other Financial Instruments
Futures Contracts	$(491,392)	$—	$—	$(491,392)

SmartRetirement 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities #	$1,019,085,284	$10,771,922	$—	$1,029,857,206

Appreciation in Other Financial Instruments
Futures Contracts	$2,049,147	$—	$—	$2,049,147

Depreciation in Other Financial Instruments
Futures Contracts	$(1,024,963)	$—	$—	$(1,024,963)

SmartRetirement 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities #	$400,830,238	$4,564,885	$—	$405,395,123

Appreciation in Other Financial Instruments
Futures Contracts	$1,115,617	$—	$—	$1,115,617

Depreciation in Other Financial Instruments
Futures Contracts	$(527,928)	$—	$—	$(527,928)

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

SmartRetirement 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities #	$903,879,146	$14,021,075	$—	$917,900,221

Appreciation in Other Financial Instruments
Futures Contracts	$3,418,123	$—	$—	$3,418,123

Depreciation in Other Financial Instruments
Futures Contracts	$(1,746,351)	$—	$—	$(1,746,351)

SmartRetirement 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities #	$256,914,127	$3,876,888	$—	$260,791,015

Appreciation in Other Financial Instruments
Futures Contracts	$926,380	$—	$—	$926,380

Depreciation in Other Financial Instruments
Futures Contracts	$(496,661)	$—	$—	$(496,661)

SmartRetirement 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities #	$650,499,137	$10,375,194	$—	$660,874,331

Appreciation in Other Financial Instruments
Futures Contracts	$2,502,666	$—	$—	$2,502,666

Depreciation in Other Financial Instruments
Futures Contracts	$(1,344,536)	$—	$—	$(1,344,536)

SmartRetirement 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities #	$113,945,293	$1,687,350	$—	$115,632,643

Appreciation in Other Financial Instruments
Futures Contracts	$433,111	$—	$—	$433,111

Depreciation in Other Financial Instruments
Futures Contracts	$(233,229)	$—	$—	$(233,229)

SmartRetirement 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities #	$118,163,636	$1,742,591	$—	$119,906,227

Appreciation in Other Financial Instruments
Futures Contracts	$451,200	$—	$—	$451,200

Depreciation in Other Financial Instruments
Futures Contracts	$(219,930)	$—	$—	$(219,930)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of the portfolio holdings.

96	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

B. Futures Contracts — The Funds use futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The tables below disclose the volume of the Funds’ futures activities during the year ended June 30, 2011:

	Average Notional Balance	Ending Notional Balance
SmartRetirement Income Fund
Long Futures Contracts:
Equity	$14,421,909	$18,850,248
Interest Rate	10,752,973	7,870,926
Short Futures Contracts:
Equity	9,081,498	11,727,742
Interest Rate	7,219,480	9,242,882
SmartRetirement 2010 Fund
Long Futures Contracts:
Equity	14,353,607	20,310,089
Interest Rate	11,404,795	11,356,511
Short Futures Contracts:
Equity	8,851,540	10,972,289
Interest Rate	8,006,749	14,424,706
SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	24,171,654	34,881,050
Interest Rate	23,780,998	22,108,046
Short Futures Contracts:
Equity	13,338,029	17,832,890
Interest Rate	13,500,428	17,870,756
SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	67,372,979	77,031,697
Interest Rate	55,156,933	42,453,220
Short Futures Contracts:
Equity	33,233,494	35,827,668
Interest Rate	35,291,005	41,680,842

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	Average Notional Balance	Ending Notional Balance
SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	$29,663,548	$43,817,929
Interest Rate	24,699,619	24,401,501
Short Futures Contracts:
Equity	14,438,375	18,772,882
Interest Rate	16,550,265	25,681,221
SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	90,246,037	132,120,852
Interest Rate	75,793,063	72,179,392
Short Futures Contracts:
Equity	45,289,739	57,939,701
Interest Rate	52,445,890	79,747,760
SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	21,913,126	36,860,026
Interest Rate	18,097,185	20,731,288
Short Futures Contracts:
Equity	10,641,016	16,489,132
Interest Rate	12,468,127	22,513,030
SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	59,523,949	97,308,872
Interest Rate	54,259,126	53,664,832
Short Futures Contracts:
Equity	31,774,736	43,217,528
Interest Rate	38,289,724	59,457,109
SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	8,882,192	16,752,901
Interest Rate	6,471,937	8,974,667
Short Futures Contracts:
Equity	4,240,380	7,457,265
Interest Rate	5,038,680	9,700,632
SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	9,755,710	16,937,719
Interest Rate	7,874,222	9,540,718
Short Futures Contracts:
Equity	4,608,778	7,251,028
Interest Rate	5,654,039	10,660,538

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax in such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

98	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

D. Summary of Derivative Information — The following tables present the value of derivatives held as of June 30, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$30,027
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	340,870

Total		$370,897

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(44,827)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(343,650)

Total		$(388,477)

	SmartRetirement 2010 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$50,885
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	421,721

Total		$472,606

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(65,902)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(288,618)

Total		$(354,520)

	SmartRetirement 2015 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$92,800
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	721,970

Total		$814,770

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(30,568)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(460,824)

Total		$(491,392)

	SmartRetirement 2020 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$193,663
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,855,484

Total		$2,049,147

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(151,718)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(873,245)

Total		$(1,024,963)

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

SmartRetirement 2025 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$107,697
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,007,920

Total		$1,115,617

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(89,012)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(438,916)

Total		$(527,928)

	SmartRetirement 2030 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$330,129
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,087,994

Total		$3,418,123

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(376,130)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,370,221)

Total		$(1,746,351)

	SmartRetirement 2035 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$86,440
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	839,940

Total		$926,380

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(94,969)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(401,692)

Total		$(496,661)

	SmartRetirement 2040 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$219,459
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,283,207

Total		$2,502,666

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(283,946)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,060,590)

Total		$(1,344,536)

100	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

SmartRetirement 2045 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$38,902
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	394,209

Total		$433,111

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(48,238)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(184,991)

Total		$(233,229)

	SmartRetirement 2050 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$42,180
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	409,020

Total		$451,200

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(44,130)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(175,800)

Total		$(219,930)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2011, by primary underlying risk exposure.

SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(269,182)
Equity contracts	798,200

Total	$529,018

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(37,117)
Equity contracts	(63,195)

Total	$(100,312)

SmartRetirement 2010 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(179,747)
Equity contracts	755,284

Total	$575,537

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(22,901)
Equity contracts	86,990

Total	$64,089

SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(168,062)
Equity contracts	1,958,452

Total	$1,790,390

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$22,978
Equity contracts	269,659

Total	$292,637

SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(798,871)
Equity contracts	6,352,338

Total	$5,553,467

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(96,317)
Equity contracts	922,598

Total	$826,281

SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(247,489)
Equity contracts	2,015,867

Total	$1,768,378

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(32,717)
Equity contracts	544,263

Total	$511,546

SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(702,484)
Equity contracts	5,249,565

Total	$4,547,081

102	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(193,582)
Equity contracts	1,675,698

Total	$1,482,116

SmartRetirement 2035 Fund
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(104,843)
Equity contracts	1,002,516

Total	$897,673

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(48,416)
Equity contracts	413,807

Total	$365,391

SmartRetirement 2040 Fund
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(392,154)
Equity contracts	3,387,770

Total	$2,995,616

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(166,608)
Equity contracts	1,179,914

Total	$1,013,306

SmartRetirement 2045 Fund
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(29,783)
Equity contracts	277,301

Total	$247,518

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(20,956)
Equity contracts	196,465

Total	$175,509

SmartRetirement 2050 Fund
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(57,903)
Equity contracts	306,012

Total	$248,109

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(11,998)
Equity contracts	225,355

Total	$213,357

The Funds’ derivatives contracts held at June 30, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc. (“JPMIM” or the “Advisor”) or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement Income Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$4,910,000	$—	$—	$—	220,885	$4,355,847
JPMorgan Core Bond Fund, Class R5 Shares	61,693,153	22,486,117	80,654,706	16,946	1,161,117	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	105,423,841	19,100,000	(189,668)	2,114,136	7,825,730	90,465,436
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	23,320,236	5,250,000	160,170	173,408	1,468,258	24,710,777
JPMorgan Disciplined Equity Fund, Institutional Class Shares	14,211,413	4,685,345	17,086,828	62,147	135,346	—	—
JPMorgan Emerging Economies Fund, Class R5 Shares	—	4,107,704	—	—	7,704	275,944	4,139,164
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	8,080,799	8,843,721	1,000,000	(124,316)	783,721	2,027,554	16,605,663
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	5,168,493	3,272,823	1,256,000	(15,950)	42,822	349,571	8,581,980
JPMorgan Global Natural Resources Fund, Class R5 Shares	—	3,450,000	—	—	—	207,225	3,230,634
JPMorgan Growth Advantage Fund, Class R5 Shares	2,222,595	1,380,000	—	—	—	476,512	4,498,270
JPMorgan High Yield Fund, Class R5 Shares	16,303,228	4,770,590	19,835,167	73,646	646,945	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	26,488,462	2,770,000	(108,633)	1,086,941	3,195,312	26,169,603
JPMorgan Inflation Managed Bond Fund, Class R5 Shares	—	15,142,377	15,199,056	56,679	19,885
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	20,634,514	1,100,000	(13,883)	192,137	1,887,284	19,891,975
JPMorgan International Equity Fund, Class R5 Shares	5,922,702	831,232	7,221,887	(1,357,599)	31,231	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	7,588,959	940,000	(291,250)	122,071	561,413	8,089,964
JPMorgan International Opportunities Fund, Class R6 Shares	—	10,833,398	3,440,000	20,191	—	601,435	8,492,265
JPMorgan International Opportunities Fund, Institutional Class Shares	5,886,718	2,287,770	9,078,398	(373,959)	193,271	—	—
JPMorgan International Realty Fund, Class R5 Shares	1,902,934	197,117	—	—	197,116	251,596	2,495,837
JPMorgan Intrepid America Fund, Class R5 Shares	3,512,056	1,476,606	—	—	56,607	252,735	6,240,018

104	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement Income Fund (continued)
JPMorgan Intrepid International Fund, Institutional Class Shares	$1,642,080	$3,535,175	$1,300,000	$(20,429)	$65,175	244,881	$4,471,523
JPMorgan Prime Money Market Fund, Institutional Class Shares	18,607,685	161,140,299	157,962,300	—	25,457	21,785,684	21,785,684
JPMorgan Real Return Fund, Institutional Class Shares	16,895,557	5,121,407	12,695,000	1,027,113	411,407	1,013,209	10,020,632
JPMorgan Realty Income Fund, Class R5 Shares	4,939,828	923,029	5,430,000	1,406,750	61,288	162,201	1,686,894
JPMorgan Small Cap Equity Fund, Class R5	1,958,994	1,967,672	948,034	97,571	19,637	100,764	4,034,606
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	2,104,645	—	—	—	192,598	2,480,668
JPMorgan Small Cap Growth Fund, Institutional Class Shares	351,522	1,325,000	1,634,645	—	—	—	—
JPMorgan Small Cap Value Fund, Class R5 Shares	349,511	1,370,609	1,767,781	—	609	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	1,781,631	—	—	13,850	96,855	1,920,625
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,778,043	550,000	2,768,811	691,931	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	5,361,983	3,778,734	9,954,510	79,961	23,735	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	10,071,354	1,300,000	113,488	66,844	932,756	9,952,505
JPMorgan Value Advantage Fund, Institutional Class Shares	2,255,230	1,415,413	—	—	35,413	224,300	4,286,365

Total	$179,044,524			$1,310,906	$7,687,873		$288,606,935

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2010 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$4,810,000	$—	$—	$—	215,428	$4,248,234
JPMorgan Core Bond Fund, Class R5 Shares	52,109,204	32,063,961	80,867,761	(65,554)	1,111,960	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	92,207,341	3,200,000	(30,642)	2,079,580	8,023,479	92,751,418
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	17,095,132	—	—	163,086	1,401,890	23,593,816
JPMorgan Disciplined Equity Fund, Institutional Class Shares	12,051,086	6,507,139	16,652,046	71,122	137,139	—	—
JPMorgan Emerging Economies Fund, Class R5 Shares	—	5,087,621	—	—	7,620	342,768	5,141,518
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	6,551,749	9,367,717	420,000	(45,094)	754,716	1,966,117	16,102,498
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4,577,871	2,378,983	—	—	43,983	338,827	8,318,191
JPMorgan Global Natural Resources Fund, Class R5 Shares	—	2,700,000	—	—	—	159,386	2,484,829
JPMorgan Growth Advantage Fund, Class R5 Shares	1,938,548	1,640,000	—	—	—	484,490	4,573,586

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2010 Fund (continued)
JPMorgan High Yield Fund, Class R5 Shares	$13,142,955	$8,035,562	$20,236,889	$31,185	$595,088	—	$—
JPMorgan High Yield Fund, Class R6 Shares	—	24,630,415	—	—	1,065,001	3,254,076	26,650,880
JPMorgan Inflation Managed Bond Fund, Class R5 Shares	—	15,407,742	15,457,364	49,622	18,121
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	18,995,550	—	—	187,808	1,837,363	19,365,804
JPMorgan International Equity Fund, Class R5 Shares	5,622,921	2,103,560	7,783,752	(1,087,261)	33,559	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	7,541,626	1,000,000	44,166	122,874	580,192	8,360,571
JPMorgan International Opportunities Fund, Class R6 Shares	—	7,774,271	1,000,000	109,923	—	578,867	8,173,600
JPMorgan International Opportunities Fund, Institutional Class Shares	5,467,209	2,987,710	9,069,272	(142,700)	176,710	—	—
JPMorgan International Realty Fund, Class R5 Shares	1,574,621	707,425	—	—	207,424	264,754	2,626,360
JPMorgan Intrepid America Fund, Class R5 Shares	3,401,092	3,371,808	1,950,000	(45,348)	55,808	254,690	6,288,288
JPMorgan Intrepid International Fund, Institutional Class Shares	1,425,958	2,376,495	—	—	66,496	244,253	4,460,062
JPMorgan Prime Money Market Fund, Institutional Class Shares	10,809,707	113,332,283	95,763,153	—	21,269	28,378,837	28,378,837
JPMorgan Real Return Fund, Institutional Class Shares	12,349,213	7,323,995	10,630,000	595,486	378,996	971,185	9,605,023
JPMorgan Realty Income Fund, Class R5 Shares	4,735,637	2,157,167	6,570,000	1,576,570	69,167	154,322	1,604,950
JPMorgan Small Cap Equity Fund, Class R5 Shares	1,439,941	1,361,882	93,211	93,211	18,671	91,933	3,680,984
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	1,716,669	—	—	—	153,026	1,970,975
JPMorgan Small Cap Growth Fund, Institutional Class Shares	396,322	300,000	816,668	—	—	—	—
JPMorgan Small Cap Value Fund, Class R5 Shares	393,667	321,211	708,359	—	1,211	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	2,478,046	—	—	19,688	137,677	2,730,144
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,412,628	—	1,691,827	596,427	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	5,105,262	5,447,759	11,560,180	266,535	27,758	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	9,832,294	1,500,000	61,983	72,114	892,185	9,519,612
JPMorgan Value Advantage Fund, Institutional Class Shares	2,187,272	1,612,077	—	—	47,077	235,971	4,509,407

Total	$146,692,863			$2,079,631	$7,482,924		$295,139,587

106	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2015 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$2,400,000	$—	$—	$—	106,525	$2,100,666
JPMorgan Core Bond Fund, Class R5 Shares	94,665,616	31,416,399	120,926,179	155,351	1,636,399	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	155,506,330	3,000,000	(73,543)	3,300,151	13,720,773	158,612,141
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	39,593,256	2,200,000	58,560	320,477	2,852,415	48,006,146
JPMorgan Disciplined Equity Fund, Institutional Class Shares	22,261,460	8,627,198	28,022,779	82,862	217,198	—	—
JPMorgan Emerging Economies Fund, Class R5 Shares	—	14,447,945	—	—	22,945	981,607	14,724,102
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	11,192,228	12,780,421	—	—	1,090,421	3,043,810	24,928,804
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	11,167,589	4,742,089	—	—	87,089	763,846	18,752,416
JPMorgan Global Natural Resources Fund, Class R5 Shares	—	4,350,000	—	—	—	256,789	4,003,335
JPMorgan Growth Advantage Fund, Class R5 Shares	6,929,771	2,990,000	—	—	—	1,354,710	12,788,461
JPMorgan High Yield Fund, Class R5 Shares	20,663,072	5,752,900	25,050,869	89,839	778,062	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	35,167,133	—	—	1,416,103	4,627,079	37,895,777
JPMorgan Inflation Managed Bond Fund, Class R5 Shares	—	8,052,586	8,072,793	20,207	7,379
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	13,368,752	—	—	116,165	1,292,903	13,627,202
JPMorgan International Equity Fund, Class R5 Shares	15,096,335	2,584,615	18,232,131	(6,483,864)	69,615	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	19,834,735	1,800,000	101,603	317,604	1,524,320	21,965,457
JPMorgan International Opportunities Fund, Class R6 Shares	—	22,161,979	1,800,000	(93,626)	—	1,566,876	22,124,288
JPMorgan International Opportunities Fund, Institutional Class Shares	14,755,979	3,087,091	20,526,978	(762,567)	437,091	—	—
JPMorgan International Realty Fund, Class R5 Shares	4,109,357	1,925,669	—	—	425,669	699,895	6,942,956
JPMorgan Intrepid America Fund, Class R5 Shares	10,702,187	5,188,335	—	—	188,335	804,830	19,871,264
JPMorgan Intrepid International Fund, Institutional Class Shares	3,906,258	5,671,165	—	—	131,165	611,882	11,172,968
JPMorgan Prime Money Market Fund, Institutional Class Shares	7,786,681	144,150,500	142,836,961	—	8,378	9,100,220	9,100,220
JPMorgan Real Return Fund, Institutional Class Shares	7,117,397	3,153,144	4,420,000	401,185	203,145	619,461	6,126,473
JPMorgan Realty Income Fund, Class R5 Shares	12,156,051	197,681	8,380,000	3,165,935	197,681	682,496	7,097,963
JPMorgan Small Cap Equity Fund, Class R5 Shares	3,622,310	3,564,525	149,566	149,566	29,960	219,109	8,773,108

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2015 Fund (continued)
JPMorgan Small Cap Growth Fund, Class R6 Shares	$—	$4,477,466	$—	$—	$—	416,908	$5,369,770
JPMorgan Small Cap Growth Fund, Institutional Class Shares	2,079,954	850,000	3,277,466	—	—	—	—
JPMorgan Small Cap Value Fund, Class R5 Shares	2,050,842	854,574	3,335,780	—	3,574	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	6,424,746	—	—	38,966	343,868	6,818,909
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	3,728,356	—	4,350,381	1,291,178	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	15,742,337	4,567,397	22,600,873	88,845	67,397	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	28,311,905	—	—	211,032	2,922,580	31,183,930
JPMorgan Value Advantage Fund, Institutional Class Shares	6,951,650	3,628,115	—	—	128,115	656,579	12,547,229

Total	$276,685,430			$(1,808,469)	$11,450,116		$504,533,585

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2020 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$119,714,350	$80,073,143	$193,311,552	$71,706	$2,333,144	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	274,862,458	3,400,000	(68,064)	5,800,907	24,186,404	279,594,831
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	102,442,157	9,000,000	169,899	769,423	6,830,388	114,955,435
JPMorgan Disciplined Equity Fund, Institutional Class Shares	36,571,730	32,705,945	64,112,733	—	480,946	—	—
JPMorgan Emerging Economies Fund, Class R5 Shares	—	40,070,628	2,780,000	60,599	60,627	2,502,864	37,542,960
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	15,085,856	33,204,675	3,900,000	(290,566)	2,044,675	5,597,694	45,845,114
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	22,896,693	18,646,832	—	—	221,832	1,946,118	47,777,185
JPMorgan Growth Advantage Fund, Class R5 Shares	16,287,878	11,599,000	—	—	—	3,764,153	35,533,602
JPMorgan High Yield Fund, Class R5 Shares	35,248,755	20,396,181	52,936,358	188,018	1,518,164	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	71,996,257	5,900,000	(128,657)	2,767,917	8,730,641	71,503,953
JPMorgan International Equity Fund, Class R5 Shares	27,555,633	14,394,791	42,325,125	(7,671,958)	164,791	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	47,390,952	2,100,000	71,984	790,827	3,761,573	54,204,264
JPMorgan International Opportunities Fund, Class R6 Shares	—	49,020,530	3,000,000	85,455	—	3,677,289	51,923,325
JPMorgan International Opportunities Fund, Institutional Class Shares	28,686,965	13,071,854	45,385,530	(1,328,797)	1,071,854	—	—

108	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2020 Fund (continued)
JPMorgan International Realty Fund, Class R5 Shares	$7,264,987	$1,569,021	$—	$—	$819,021	1,045,388	$10,370,252
JPMorgan Intrepid America Fund, Class R5 Shares	21,774,499	18,927,515	—	—	427,515	2,013,630	49,716,517
JPMorgan Intrepid International Fund, Institutional Class Shares	8,748,964	13,469,524	1,300,000	100,900	329,524	1,356,570	24,770,971
JPMorgan Prime Money Market Fund, Institutional Class Shares	13,402,069	283,730,460	277,890,873	—	16,164	19,241,656	19,241,656
JPMorgan Realty Income Fund, Class R5 Shares	21,371,926	6,477,836	15,800,000	2,398,050	452,836	1,763,209	18,337,371
JPMorgan Small Cap Equity Fund, Class R5 Shares	6,242,258	8,702,788	290,191	290,191	72,597	452,380	18,113,295
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	14,516,276	—	—	—	1,312,286	16,902,238
JPMorgan Small Cap Growth Fund, Institutional Class Shares	5,255,155	1,300,000	7,266,276	—	—	—	—
JPMorgan Small Cap Value Fund, Class R5 Shares	5,245,218	1,511,602	7,153,401	—	11,601	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	11,398,094	—	—	94,693	662,200	13,131,435
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	8,882,972	900,000	11,684,852	3,190,931	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	31,462,970	18,953,107	54,954,061	107,092	159,245	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	67,882,707	—	—	522,507	7,024,637	74,952,874
JPMorgan Value Advantage Fund, Institutional Class Shares	17,112,621	12,108,394	—	—	361,393	1,814,129	34,668,006

Total	$448,811,499			$(2,753,217)	$21,292,203		$1,019,085,284

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$24,387,910	$13,524,939	$36,916,726	$47,503	$430,940	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	70,709,684	2,500,000	(61,186)	1,237,958	6,021,458	69,608,051
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	43,631,134	2,600,000	51,365	311,509	2,835,876	47,727,792
JPMorgan Disciplined Equity Fund, Institutional Class Shares	11,659,996	12,954,948	23,379,625	(25,669)	156,948	—	—
JPMorgan Emerging Economies Fund, Class R5 Shares	—	19,781,890	728,000	15,869	21,890	1,270,281	19,054,216
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,258,617	14,119,712	1,250,000	(39,241)	672,712	2,144,948	17,567,125

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2025 Fund (continued)
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	$8,342,834	$12,574,301	$—	$—	$82,661	948,945	$23,296,590
JPMorgan Growth Advantage Fund, Class R5 Shares	6,005,425	7,515,000	—	—	—	1,738,909	16,415,302
JPMorgan High Yield Fund, Class R5 Shares	11,291,485	6,370,038	16,765,446	60,297	476,740	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	29,155,560	1,900,000	5,107	990,412	3,528,140	28,895,465
JPMorgan International Equity Fund, Class R5 Shares	10,356,839	3,736,707	14,544,460	(456,780)	55,707	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	22,190,062	700,000	33,685	340,602	1,697,789	24,465,134
JPMorgan International Opportunities Fund, Class R6 Shares	—	23,128,600	900,000	32,610	—	1,747,623	24,676,431
JPMorgan International Opportunities Fund, Institutional Class Shares	10,200,477	6,254,631	17,513,601	86,607	387,100	—	—
JPMorgan International Realty Fund, Class R5 Shares	2,370,662	3,032,606	—	—	268,606	599,415	5,946,200
JPMorgan Intrepid America Fund, Class R5 Shares	7,744,716	11,477,379	—	—	152,379	914,725	22,584,564
JPMorgan Intrepid International Fund, Institutional Class Shares	3,019,136	8,587,761	1,100,000	55,579	132,760	657,711	12,009,803
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,009,465	140,813,069	132,614,063	—	5,764	11,208,471	11,208,471
JPMorgan Realty Income Fund, Class R5 Shares	7,099,576	877,950	2,660,000	568,688	160,399	725,603	7,546,270
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,589,053	5,816,528	113,744	113,744	22,784	240,264	9,620,181
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	4,149,620	—	—	—	427,669	5,508,376
JPMorgan Small Cap Growth Fund, Institutional Class Shares	1,623,799	812,000	2,289,620	—	—	—	—
JPMorgan Small Cap Value Fund, Class R5 Shares	1,589,031	723,303	2,095,419	—	3,303	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	5,973,116	—	—	37,697	347,666	6,894,209
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	3,587,919	400,000	4,756,408	995,618	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	11,265,201	6,092,176	19,128,865	66,634	52,176	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	29,442,464	—	—	203,600	2,974,856	31,741,710
JPMorgan Value Advantage Fund, Institutional Class Shares	6,225,297	7,831,325	—	—	131,325	840,625	16,064,348

Total	$136,627,438			$1,550,430	$6,335,972		$400,830,238

110	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$39,950,286	$30,197,068	$68,263,528	$313,996	$672,068	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	84,880,111	—	—	1,766,583	7,558,979	87,381,794
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	104,335,333	7,800,000	266,012	803,366	7,021,610	118,173,704
JPMorgan Disciplined Equity Fund, Institutional Class Shares	36,634,090	36,352,705	67,831,967	—	502,705	—	—
JPMorgan Emerging Economies Fund, Class R5 Shares	—	48,860,963	—	—	60,962	3,265,817	48,987,258
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	9,247,944	29,955,136	—	—	1,684,136	4,911,117	40,222,046
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	25,559,347	25,811,836		—	251,836	2,380,509	58,441,490
JPMorgan Growth Advantage Fund, Class R5 Shares	19,371,246	12,213,000	—	—	—	4,283,822	40,439,280
JPMorgan High Yield Fund, Class R5 Shares	30,063,948	16,355,677	43,565,401	159,564	1,276,112	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	62,766,776	—	—	2,560,939	8,279,231	67,806,905
JPMorgan International Equity Fund, Class R5 Shares	32,332,081	12,835,202	47,068,086	(12,021,597)	185,202	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	54,147,742	3,500,000	21,340	879,656	4,146,211	59,746,907
JPMorgan International Opportunities Fund, Class R6 Shares	—	59,055,700	2,400,000	188,057	—	4,477,010	63,215,374
JPMorgan International Opportunities Fund, Institutional Class Shares	31,104,268	17,323,742	52,305,700	(1,507,459)	1,219,742	—	—
JPMorgan International Realty Fund, Class R5 Shares	7,071,494	1,821,136	—	—	821,136	1,048,088	10,397,038
JPMorgan Intrepid America Fund, Class R5 Shares	23,690,074	21,156,282	—	—	486,283	2,224,239	54,916,467
JPMorgan Intrepid International Fund, Institutional Class Shares	9,652,612	18,334,391	1,000,000	61,579	429,390	1,723,508	31,471,252
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,732,000	248,720,838	235,041,373	—	13,977	23,411,465	23,411,465
JPMorgan Realty Income Fund, Class R5 Shares	21,390,515	6,372,818	13,090,000	1,349,984	458,818	2,015,106	20,957,098
JPMorgan Small Cap Equity Fund, Class R5 Shares	7,837,119	12,399,244	365,942	365,941	73,302	603,042	24,145,792
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	11,979,650	—	—	—	1,187,135	15,290,295
JPMorgan Small Cap Growth Fund, Institutional Class Shares	5,668,778	2,300,000	8,379,651	—	—	—	—
JPMorgan Small Cap Value Fund, Class R5 Shares	5,621,358	2,762,995	7,982,880	—	12,995	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	14,486,157	—	—	103,277	873,574	17,322,978
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	11,329,888	800,000	14,499,903	3,841,713	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	35,113,635	20,431,709	60,633,885	66,634	181,710	—	—

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2030 Fund (continued)
JPMorgan U.S. Equity Fund, Class R6 Shares	$—	$74,190,085	$	$—	$556,200	7,691,620	$82,069,590
JPMorgan Value Advantage Fund, Institutional Class Shares	19,336,849	13,852,942	—	—	419,941	2,066,060	39,482,413

Total	$380,707,532			$(6,894,236)	$15,420,336		$903,879,146

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$4,377,187	$521,965	$4,729,805	$68,367	$55,964	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	8,823,590	1,200,000	(5,047)	143,785	679,053	7,849,855
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	35,768,548	3,900,000	89,504	239,373	2,198,674	37,003,689
JPMorgan Disciplined Equity Fund, Institutional Class Shares	8,881,772	10,694,458	18,529,174	—	119,458	—	—
JPMorgan Emerging Economies Fund, Class R5 Shares	—	15,356,231	—	—	13,231	1,020,725	15,310,878
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	1,861,885	8,225,551	—	—	360,551	1,257,542	10,299,270
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	6,271,128	9,936,402	—	—	58,401	730,375	17,930,700
JPMorgan Growth Advantage Fund, Class R5 Shares	4,761,771	6,353,000	—	—	—	1,412,223	13,331,388
JPMorgan High Yield Fund, Class R5 Shares	6,645,942	3,271,377	9,285,782	33,892	265,485	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	17,024,385	—	—	602,496	2,204,166	18,052,121
JPMorgan International Equity Fund, Class R5 Shares	7,932,300	3,655,560	12,020,745	(591,540)	43,561	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	18,286,758	1,600,000	70,381	271,013	1,319,974	19,020,825
JPMorgan International Opportunities Fund, Class R6 Shares	—	17,211,820	1,000,000	42,944	—	1,282,202	18,104,698
JPMorgan International Opportunities Fund, Institutional Class Shares	7,966,714	3,748,814	12,421,820	2,835	298,814	—	—
JPMorgan International Realty Fund, Class R5 Shares	1,802,583	2,551,721	—	—	186,721	480,952	4,771,042
JPMorgan Intrepid America Fund, Class R5 Shares	6,244,215	9,243,767	—	—	123,767	732,449	18,084,164
JPMorgan Intrepid International Fund, Institutional Class Shares	2,658,478	6,799,113	—	—	104,113	586,345	10,706,658
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,825,020	83,942,197	80,944,758	—	3,504	4,822,459	4,822,459
JPMorgan Realty Income Fund, Class R5 Shares	5,215,232	411,297	1,935,000	491,540	111,296	502,474	5,225,734
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,077,256	4,943,787	92,298	92,298	18,488	200,726	8,037,085
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	3,271,681	—	—	—	335,741	4,324,340

112	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2035 Fund (continued)
JPMorgan Small Cap Growth Fund, Institutional Class Shares	$1,472,507	$720,000	$2,061,681	$—	$—	—	$—
JPMorgan Small Cap Value Fund, Class R5 Shares	1,522,365	302,654	1,686,952	—	2,653	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	4,510,243	—	—	28,291	261,803	5,191,554
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	2,877,793	—	3,446,575	783,377	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	8,922,383	4,701,890	14,938,823	—	40,891	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	24,241,598	—	—	162,774	2,448,682	26,127,438
JPMorgan Value Advantage Fund, Institutional Class Shares	4,844,644	6,335,778	—	—	102,780	665,632	12,720,229

Total	$88,161,175			$1,078,551	$3,357,410		$256,914,127

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$13,312,919	5,185,971	17,984,020	$314,913	$175,971	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	20,448,230	—	—	414,210	1,829,351	21,147,296
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	86,262,436	11,300,000	271,332	627,553	5,418,181	91,187,983
JPMorgan Disciplined Equity Fund, Institutional Class Shares	26,557,615	32,747,901	55,493,884	—	392,901	—	—
JPMorgan Emerging Economies Fund, Class R5 Shares	—	38,012,205	—	—	42,205	2,526,069	37,891,029
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,692,806	19,461,246	—	—	1,056,246	3,150,897	25,805,846
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	18,908,427	23,542,363	1,720,000	(33,023)	181,363	1,872,653	45,973,626
JPMorgan Growth Advantage Fund, Class R5 Shares	14,593,921	11,145,000	—	—	—	3,442,513	32,497,324
JPMorgan High Yield Fund, Class R5 Shares	19,872,835	9,687,503	27,479,932	104,527	837,976	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	42,052,454	—	—	1,697,049	5,559,780	45,534,599
JPMorgan International Equity Fund, Class R5 Shares	23,601,653	9,849,069	35,841,818	(7,464,061)	139,069	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	43,700,822	3,400,000	(950,992)	679,004	3,197,717	46,079,096
JPMorgan International Opportunities Fund, Class R6 Shares	—	46,940,765	2,900,000	242,942	—	3,492,455	49,313,467
JPMorgan International Opportunities Fund, Institutional Class Shares	24,074,354	11,435,048	38,405,764	(655,832)	940,049	—	—
JPMorgan International Realty Fund, Class R5 Shares	4,639,181	4,746,487	—	—	646,488	1,061,795	10,533,003
JPMorgan Intrepid America Fund, Class R5 Shares	18,683,264	19,099,357	—	—	379,357	1,860,245	45,929,441

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2040 Fund (continued)
JPMorgan Intrepid International Fund, Institutional Class Shares	$7,693,140	$14,540,105	$—	$—	$320,105	1,402,196	$25,604,093
JPMorgan Prime Money Market Fund, Institutional Class Shares	6,900,207	194,595,006	184,871,836	—	9,736	16,623,377	16,623,377
JPMorgan Realty Income Fund, Class R5 Shares	15,880,776	4,024,276	9,170,000	1,061,170	334,276	1,472,228	15,311,170
JPMorgan Small Cap Equity Fund, Class R5 Shares	6,100,149	10,692,947	285,714	285,714	57,232	497,055	19,902,068
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	8,973,890	—	—	—	871,096	11,219,714
JPMorgan Small Cap Growth Fund, Institutional Class Shares	4,215,047	2,100,000	6,973,890	—	—	—	—
JPMorgan Small Cap Value Fund, Class R5 Shares	4,209,305	2,311,137	6,561,240	—	11,137	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	10,582,200	—	—	70,959	621,847	12,331,217
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	8,473,647	600,000	10,846,461	2,864,197	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	26,673,338	15,698,633	46,279,933	—	137,633	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	60,408,072	—	—	458,139	6,199,616	66,149,907
JPMorgan Value Advantage Fund, Institutional Class Shares	14,551,808	12,199,096	—	—	308,096	1,646,514	31,464,881

Total	$264,634,392			$(3,959,113)	$9,916,754		$650,499,137

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$1,510,133	$397,093	$1,854,875	$22,864	$22,093	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	4,065,534	400,000	(6,380)	59,660	323,576	3,740,535
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	15,161,145	950,000	19,600	102,208	954,955	16,071,901
JPMorgan Disciplined Equity Fund, Institutional Class Shares	3,186,453	4,391,592	7,223,938	—	44,591	—	—
JPMorgan Emerging Economies Fund, Class R5 Shares	—	6,946,108	—	—	5,108	464,080	6,961,206
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	652,201	3,731,422	—	—	148,122	545,739	4,469,606
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,233,414	4,949,935	—	—	21,835	316,766	7,776,609
JPMorgan Growth Advantage Fund, Class R5 Shares	1,747,454	3,186,100	—	—	—	610,445	5,762,598
JPMorgan High Yield Fund, Class R5 Shares	2,354,940	1,337,863	3,472,406	12,702	98,660	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	7,661,413	—	—	252,710	977,123	8,002,641
JPMorgan International Equity Fund, Class R5 Shares	2,842,528	1,582,157	4,482,081	30,239	16,156	—	—

114	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2045 Fund (continued)
JPMorgan International Equity Fund, Class R6 Shares	$—	$8,126,013	$560,000	$20,214	$118,932	590,706	$8,512,072
JPMorgan International Opportunities Fund, Class R6 Shares	—	7,822,730	560,000	21,083	—	572,201	8,079,480
JPMorgan International Opportunities Fund, Institutional Class Shares	2,853,146	1,583,794	4,587,729	13,774	111,795	—	—
JPMorgan International Realty Fund, Class R5 Shares	634,942	1,415,771	—	—	65,771	221,830	2,200,553
JPMorgan Intrepid America Fund, Class R5 Shares	2,238,833	4,909,263	—	—	44,263	329,717	8,140,701
JPMorgan Intrepid International Fund, Institutional Class Shares	953,648	3,510,994	—	—	38,995	270,251	4,934,779
JPMorgan Prime Money Market Fund, Institutional Class Shares	826,921	48,342,859	46,788,475	—	1,347	2,381,305	2,381,305
JPMorgan Realty Income Fund, Class R5 Shares	1,879,356	516,687	682,500	91,630	43,687	219,831	2,286,240
JPMorgan Small Cap Equity Fund, Class R5 Shares	703,841	2,493,103	35,077	35,077	7,026	89,609	3,587,930
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	1,673,217	—	—	—	164,054	2,113,014
JPMorgan Small Cap Growth Fund, Institutional Class Shares	540,742	190,000	653,217	—	—	—	—
JPMorgan Small Cap Value Fund, Class R5 Shares	542,221	188,640	647,066	—	1,140	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	1,498,896	—	—	11,831	91,010	1,804,724
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,052,494	105,000	1,380,034	288,026	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	3,196,356	2,050,960	5,711,654	—	14,960	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	10,909,924	—	—	71,269	1,090,558	11,636,256
JPMorgan Value Advantage Fund, Institutional Class Shares	1,752,838	3,162,820	—	—	38,420	286,925	5,483,143

Total	$31,702,461			$548,829	$1,340,579		$113,945,293

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$1,752,853	$560,598	$2,270,212	$23,710	$25,262	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	3,948,877	—	—	69,666	347,729	4,019,745
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	17,030,787	1,800,000	12,150	112,926	1,015,450	17,090,024
JPMorgan Disciplined Equity Fund, Institutional Class Shares	3,636,121	4,198,537	7,696,861	—	48,538	—	—
JPMorgan Emerging Economies Fund, Class R5 Shares	—	7,168,460	—	—	5,460	477,410	7,161,146
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	781,547	3,863,896	—	—	161,896	579,213	4,743,752
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,578,692	5,070,847	224,000	(2,510)	23,347	331,646	8,141,899
JPMorgan Growth Advantage Fund, Class R5 Shares	2,011,745	3,203,199	125,000	(4,956)	—	641,313	6,053,990

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

	For the year ended June 30, 2011
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2011	Value at June 30, 2011
SmartRetirement 2050 Fund (continued)
JPMorgan High Yield Fund, Class R5 Shares	$2,719,479	$1,388,114	$3,954,680	$12,626	$110,813	—	$—
JPMorgan High Yield Fund, Class R6 Shares	—	8,009,583	—	—	278,703	1,015,693	8,318,525
JPMorgan International Equity Fund, Class R5 Shares	3,308,551	2,095,226	5,624,721	49,769	17,225	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	8,295,821	620,000	21,325	125,100	596,422	8,594,439
JPMorgan International Opportunities Fund, Class R6 Shares	—	8,086,137	620,000	15,458	—	598,673	8,453,256
JPMorgan International Opportunities Fund, Institutional Class Shares	3,317,168	1,244,282	4,688,138	4,729	123,182	—	—
JPMorgan International Realty Fund, Class R5 Shares	686,707	1,630,675	256,000	(647)	74,676	224,922	2,231,230
JPMorgan Intrepid America Fund, Class R5 Shares	2,573,783	4,734,942	—	—	53,941	343,691	8,485,742
JPMorgan Intrepid International Fund, Institutional Class Shares	1,050,776	3,407,459	—	—	42,959	272,792	4,981,176
JPMorgan Prime Money Market Fund, Institutional Class Shares	817,815	54,278,217	53,022,335	—	1,421	2,073,697	2,073,697
JPMorgan Realty Income Fund, Class R5 Shares	2,262,966	155,744	935,000	111,861	45,743	204,997	2,131,969
JPMorgan Small Cap Equity Fund, Class R5 Shares	935,102	2,736,970	34,966	34,966	7,004	103,977	4,163,253
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	1,445,122	—	—	—	140,115	1,804,679
JPMorgan Small Cap Growth Fund, Institutional Class Shares	553,240	470,000	1,118,121	174,430	—	—	—
JPMorgan Small Cap Value Fund, Class R5 Shares	599,090	236,126	777,456	—	1,126	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	1,518,376	—	—	10,921	90,585	1,796,295
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,126,672	185,000	1,516,318	206,764	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	3,652,521	2,083,907	6,279,513	31,992	17,907	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	11,371,704	—	—	79,192	1,144,478	12,211,576
JPMorgan Value Advantage Fund, Institutional Class Shares	2,043,509	3,076,995	71,600	(3,671)	42,495	298,652	5,707,243

Total	$36,408,337			$687,996	$1,479,503		$118,163,636

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

116	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For the tax year ended 2011, the SmartRetirement 2035 Fund and SmartRetirement 2045 Fund retained approximately $84,508 and $32,623, respectively, and incurred an excise tax of $856 and $47, respectively.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
SmartRetirement Income Fund	$—	$52,772	$(52,772)
SmartRetirement 2010 Fund	—	78,700	(78,700)
SmartRetirement 2015 Fund	—	40,004	(40,004)
SmartRetirement 2020 Fund	—	104,686	(104,686)
SmartRetirement 2025 Fund	—	20,476	(20,476)
SmartRetirement 2030 Fund	—	70,128	(70,128)
SmartRetirement 2035 Fund	(856)	22,153	(21,297)
SmartRetirement 2040 Fund	—	3,268	(3,268)
SmartRetirement 2045 Fund	(47)	15,612	(15,565)
SmartRetirement 2050 Fund	—	2,147	(2,147)

The reclassifications for the Funds relate primarily to the tax character of the distributions from investments in regulated investment companies, foreign currency gains or losses (SmartRetirement Income Fund, SmartRetirement 2035 Fund, SmartRetirement 2045 Fund and SmartRetirement 2050 Fund) and foreign futures contracts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS is paid a fee by the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
SmartRetirement Income Fund	$2,592	$641
SmartRetirement 2010 Fund	7,867	903
SmartRetirement 2015 Fund	12,546	906
SmartRetirement 2020 Fund	27,190	565
SmartRetirement 2025 Fund	16,288	205
SmartRetirement 2030 Fund	25,260	1,054
SmartRetirement 2035 Fund	12,175	307
SmartRetirement 2040 Fund	22,988	185
SmartRetirement 2045 Fund	5,929	321
SmartRetirement 2050 Fund	3,560	–

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.10% with respect to Institutional Class Shares.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Institutional Class	Select Class
SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.02%	0.17%
SmartRetirement 2010 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2015 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2020 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2025 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2030 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2035 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2040 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2045 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2050 Fund	0.29	0.94	0.54	0.04	0.19

118	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

The contractual expense limitation agreements were in effect for the year ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011.

For the year ended June 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
SmartRetirement Income Fund	$321,619	$87,158
SmartRetirement 2010 Fund	317,337	112,506
SmartRetirement 2015 Fund	516,855	198,886
SmartRetirement 2020 Fund	983,548	414,111
SmartRetirement 2025 Fund	409,547	117,580
SmartRetirement 2030 Fund	872,974	392,340
SmartRetirement 2035 Fund	257,642	123,261
SmartRetirement 2040 Fund	615,136	372,995
SmartRetirement 2045 Fund	103,004	89,271
SmartRetirement 2050 Fund	101,652	93,090

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2011, certain Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended June 30, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
SmartRetirement Income Fund	$151,727,902	$66,808,169	$2,086,517	$890,348
SmartRetirement 2010 Fund	155,648,331	46,026,135	2,046,304	760,297
SmartRetirement 2015 Fund	222,882,046	42,434,993	3,484,232	1,835,717
SmartRetirement 2020 Fund	548,545,612	86,133,062	10,784,526	4,111,605
SmartRetirement 2025 Fund	248,947,862	29,488,449	4,233,366	1,695,662
SmartRetirement 2030 Fund	469,843,886	71,365,409	12,257,659	4,856,896
SmartRetirement 2035 Fund	156,579,875	18,247,765	2,669,736	1,305,510
SmartRetirement 2040 Fund	349,931,539	57,321,702	8,833,760	3,506,369
SmartRetirement 2045 Fund	76,943,789	6,480,314	1,075,939	515,201
SmartRetirement 2050 Fund	79,604,622	10,887,684	1,312,243	415,162

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$266,030,217	$25,801,767	$899,921	$24,901,846
SmartRetirement 2010 Fund	273,640,561	24,733,031	898,833	23,834,198
SmartRetirement 2015 Fund	465,999,407	43,704,452	1,122,643	42,581,809
SmartRetirement 2020 Fund	933,826,881	96,501,785	471,460	96,030,325
SmartRetirement 2025 Fund	369,151,121	36,261,013	17,011	36,244,002
SmartRetirement 2030 Fund	816,011,089	102,349,040	459,908	101,889,132
SmartRetirement 2035 Fund	234,139,023	26,776,816	124,824	26,651,992
SmartRetirement 2040 Fund	585,048,468	76,787,774	961,911	75,825,863
SmartRetirement 2045 Fund	105,443,850	10,224,637	35,844	10,188,793
SmartRetirement 2050 Fund	108,885,792	11,048,924	28,489	11,020,435

For all of the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
SmartRetirement Income Fund	$7,555,400	$—	$7,555,400
SmartRetirement 2010 Fund	7,214,204	—	7,214,204
SmartRetirement 2015 Fund	10,942,501	—	10,942,501
SmartRetirement 2020 Fund	20,569,984	—	20,569,984
SmartRetirement 2025 Fund	5,927,095	1,091,610	7,018,705
SmartRetirement 2030 Fund	14,297,701	—	14,297,701
SmartRetirement 2035 Fund	2,893,875	772,983	3,666,858
SmartRetirement 2040 Fund	9,457,335	—	9,457,335
SmartRetirement 2045 Fund	1,401,696	443,961	1,845,657
SmartRetirement 2050 Fund	1,819,737	478,330	2,298,067

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows:

	Ordinary Income	Total Distributions Paid
SmartRetirement Income Fund	$4,756,170	$4,756,170
SmartRetirement 2010 Fund	4,268,173	4,268,173
SmartRetirement 2015 Fund	7,735,937	7,735,937
SmartRetirement 2020 Fund	11,372,231	11,372,231
SmartRetirement 2025 Fund	2,800,740	2,800,740
SmartRetirement 2030 Fund	8,019,274	8,019,274
SmartRetirement 2035 Fund	1,694,241	1,694,241
SmartRetirement 2040 Fund	5,728,899	5,728,899
SmartRetirement 2045 Fund	605,444	605,444
SmartRetirement 2050 Fund	540,365	540,365

120	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

At June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$132,609	$(12,345,098)	$24,870,388
SmartRetirement 2010 Fund	126,517	(16,265,443)	23,830,018
SmartRetirement 2015 Fund	303,893	(19,874,114)	42,524,010
SmartRetirement 2020 Fund	262,446	(35,444,329)	95,959,400
SmartRetirement 2025 Fund	315,438	1,847,736	36,233,233
SmartRetirement 2030 Fund	745,727	(30,582,200)	101,905,241
SmartRetirement 2035 Fund	331,288	1,245,257	26,669,283
SmartRetirement 2040 Fund	217,487	(9,509,779)	75,814,147
SmartRetirement 2045 Fund	153,576	458,398	10,174,768
SmartRetirement 2050 Fund	144,141	604,008	11,027,862

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts (SmartRetirement 2025 Fund, SmartRetirement 2035 Fund, SmartRetirement 2045 Fund and SmartRetirement 2050 Fund), post-October loss deferrals, distributions payable and wash sale loss deferrals.

As of June 30, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2017	2018	Total
SmartRetirement Income Fund	$1,930,381	$10,414,717	$12,345,098
SmartRetirement 2010 Fund	3,121,833	13,143,610	16,265,443
SmartRetirement 2015 Fund	2,511,581	17,362,533	19,874,114
SmartRetirement 2020 Fund	—	35,444,329	35,444,329
SmartRetirement 2030 Fund	366,509	30,215,691	30,582,200
SmartRetirement 2040 Fund	—	9,509,779	9,509,779

During the year ended June 30, 2011, the following Funds utilized capital loss carryforwards as follows:

SmartRetirement Income Fund	$2,720,199
SmartRetirement 2010 Fund	1,616,016
SmartRetirement 2015 Fund	3,975,234
SmartRetirement 2020 Fund	11,819,679
SmartRetirement 2025 Fund	1,244,530
SmartRetirement 2030 Fund	6,648,100
SmartRetirement 2035 Fund	847,821
SmartRetirement 2040 Fund	15,079,131

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2011, the Funds deferred to July 1, 2011 post-October capital and currency losses of:

	Capital Losses	Currency Losses
SmartRetirement Income Fund	$45,595	$66,414
SmartRetirement 2010 Fund	40,875	48,031
SmartRetirement 2015 Fund	—	101,061
SmartRetirement 2020 Fund	—	173,365
SmartRetirement 2025 Fund	—	60,414
SmartRetirement 2030 Fund	—	216,961
SmartRetirement 2035 Fund	—	62,507
SmartRetirement 2040 Fund	9,852,049	187,354
SmartRetirement 2045 Fund	—	16,794
SmartRetirement 2050 Fund	—	34,246

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Disciplined Equity Fund	76
JPMorgan Emerging Economies Fund	61
JPMorgan Emerging Markets Debt Fund	41
JPMorgan Emerging Markets Equity Fund	12
JPMorgan Global Natural Resources Fund	14
JPMorgan Growth Advantage Fund	14
JPMorgan International Equity Fund	34
JPMorgan International Opportunities Fund	53
JPMorgan International Realty Fund	63
JPMorgan Intrepid America Fund	14
JPMorgan Intrepid International Fund	60
JPMorgan Real Return Fund	25
JPMorgan Realty Income Fund	23
JPMorgan Small Cap Value Fund	12
JPMorgan Value Advantage Fund	18

122	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	123

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	149	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	149	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	149	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	149	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	149	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

124	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	149	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	149	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (149 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	125

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

126	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,031.70	$1.36	0.27%
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class C
Actual	1,000.00	1,028.00	4.63	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R2
Actual	1,000.00	1,029.90	2.62	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Institutional Class
Actual	1,000.00	1,032.10	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02
Select Class
Actual	1,000.00	1,031.40	0.86	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

SmartRetirement 2010 Fund
Class A
Actual	1,000.00	1,030.50	1.41	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	1,027.70	4.68	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,029.40	2.67	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
SmartRetirement 2010 Fund (continued)
Institutional Class
Actual	$1,000.00	$1,032.30	$0.15	0.03%
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,031.60	0.91	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,038.80	1.42	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	1,035.90	4.69	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,037.90	2.68	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Institutional Class
Actual	1,000.00	1,039.90	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,039.20	0.91	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2020 Fund
Class A
Actual	1,000.00	1,041.80	1.42	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	1,038.30	4.70	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,040.80	2.68	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Institutional Class
Actual	1,000.00	1,043.60	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,042.20	0.91	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,043.50	1.47	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,040.40	4.76	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,042.30	2.73	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,045.20	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,044.50	0.96	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

128	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$1,043.90	$1.47	0.29%
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,041.10	4.76	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,042.90	2.74	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,046.30	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,044.90	0.96	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,046.90	1.47	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,043.30	4.76	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,045.90	2.74	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,047.90	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,047.10	0.96	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2040 Fund
Class A
Actual	1,000.00	1,045.90	1.47	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,042.70	4.76	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,044.90	2.74	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,047.60	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,047.00	0.96	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,046.00	1.47	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
SmartRetirement 2045 Fund (continued)
Class C
Actual	$1,000.00	$1,042.60	$4.76	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,045.50	2.74	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,047.70	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,046.30	0.96	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2050 Fund
Class A
Actual	1,000.00	1,046.30	1.47	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,043.00	4.76	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,045.00	2.74	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,047.20	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,046.50	0.96	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

130	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2011:

Dividends Received Deduction
SmartRetirement Income Fund	5.28%
SmartRetirement 2010 Fund	12.96
SmartRetirement 2015 Fund	9.62
SmartRetirement 2020 Fund	13.08
SmartRetirement 2025 Fund	18.26
SmartRetirement 2030 Fund	19.83
SmartRetirement 2035 Fund	27.52
SmartRetirement 2040 Fund	29.46
SmartRetirement 2045 Fund	21.22
SmartRetirement 2050 Fund	20.98

Long Term Capital Gain Designation — 15%

The following funds hereby designate the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2011:

Long-Term Capital Gain Distribution
SmartRetirement 2025 Fund	$1,091,610
SmartRetirement 2035 Fund	772,983
SmartRetirement 2045 Fund	443,962
SmartRetirement 2050 Fund	478,330

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
SmartRetirement Income Fund	$7,555,400
SmartRetirement 2010 Fund	7,214,204
SmartRetirement 2015 Fund	10,942,501
SmartRetirement 2020 Fund	20,569,984
SmartRetirement 2025 Fund	5,927,095
SmartRetirement 2030 Fund	14,297,701
SmartRetirement 2035 Fund	2,893,875
SmartRetirement 2040 Fund	9,457,335
SmartRetirement 2045 Fund	1,401,696
SmartRetirement 2050 Fund	1,819,737

Short Term Gains and Qualified Interest Income (QII)

For the fiscal year ended June 30, 2011, The following funds designated the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income and short-term capital gain:

Short-Term Gain
SmartRetirement 2045 Fund	$238,401
SmartRetirement 2050 Fund	509,392

JUNE 30, 2011	JPMORGAN SMARTRETIREMENT FUNDS	131

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	AN-SR-611

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2011 – $1,065,000

2010 – $988,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2011 – $323,300

2010 – $302,800

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2011 – $272,350

2010 – $253,100

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2011 and 2010, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2011 – Not applicable

2010 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2011 – 0.0%

2010 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant for the last two calendar year ends were:

2010 – $32.4 million

2009 – $26.3 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-

CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
September 2, 2011

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
September 2, 2011